UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Senior Vice President and Corporate Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 - December 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

2011 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA Premier VIP Trust Annual Report

December 31, 2011

2011 Overview

2011 was a challenging year for active money managers as markets whipsawed back and forth, previously reliable sectors faltered, and the broad U.S. equity market ended about where it began. This was also a difficult year for both the U.S. and global economies, due in large part to a political divide in the U.S. over budget deficits and government spending, and ongoing policy debates over European debt.

Despite a continuation of the U.S. Federal Reserve’s QE2 bond-buying program in the first half of 2011 and a full-year federal payroll tax cut, U.S. Gross Domestic Product growth was sluggish, staying in the range of 0.4% to 2.8% each quarter during the year. QE2 clearly helped the stock market, with the S&P 500 Index peaking at 1364 on April 29. However, when the Fed refused to signal a continuation of its bond-buying efforts in the second half, the market fell 18% in three months. Rumors of potential Fed initiatives during 2012 helped to lift the S&P 500 Index off its 2011 low of 1099, reached in early October. The index ended the year up 2.1%, on a total return basis.

Growth stocks modestly outperformed value for the year, and large caps significantly beat small caps. The Russell 2000® Index finished the year at -4.2% as investors migrated toward the stability of large caps and their dividends. The MSCI EAFE Index fell 12.1%, driven largely by the continuing debt dilemma in Europe but also by losses in the tsunami-battered Japanese economy and stock market.

2011 was a year of a mild but persistent flight-to-quality, and this helped U.S. bonds on two fronts: 1) by driving money out of risky stocks and into bonds; and 2) by pushing assets out of foreign currencies and into dollars. Compared to the euro, the dollar ended the year about where it began. At year-end, however, the trend was clearly strong-dollar, with the U.S. currency gaining 14% against the euro over the last eight months of 2011. For the year, the Barclays Capital U.S. Aggregate Bond Index returned 7.8%, and the Barclays Capital Intermediate U.S. Government/Credit Index returned 5.8%.

Bonds aside, 2011 was a difficult year for active money managers, including many with previously strong records of relying on fundamental research and sound stock-picking. Commodities and commodity producers, which previously had performed well, dropped off sharply after oil prices slumped in May. Tech stocks were volatile all year, with the information technology sector returning just 2.4% for the full year. The best-performing sectors in 2011 were utilities (19.7%), consumer staples (13.9%) and health care (12.7%). The worst performing sectors were financials (-17.1)% and materials (-10.0)%.

Heading into 2012, financial markets are awaiting solutions to Europe’s debt crisis and focusing on the political environment in Washington. Even emerging markets, which had been the engine of global economic growth before 2011, seem to be pausing, watching for signs from the world’s largest economies. In general, investors have grown more cautious, and they may remain so until more political and fiscal policy clarity emerges.

Please see the following pages for highlights on each of the portfolios in the Trust.

Sources: AXA Equitable Funds Management Group, LLC, U.S. Department of Commerce Bureau of Economic Analysis

The S&P 500 Index is a widely recognized index that is considered representative of the performance of the large cap sector of the U.S. stock market. The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The MSCI EAFE Index measures equity performance in foreign developed markets. The Barclays Capital U.S. Aggregate Bond Index measures total returns in a large number of government and corporate U.S. bonds. The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International investing involves additional risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. The two main risks related to fixed-income investing are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return are net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from December 31, 2001 (or from the inception dates shown) through December 31, 2011. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable only to Class B shares. Effective January 1, 2012 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable for Class K shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Capital Intermediate U.S. Government/Credit Index

An unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays Capital U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. Universal Index

An unmanaged, market value weighted index of fixed-income securities, including U.S. government and investment grade debt, non-investment grade debt, asset-back and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than- average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

S&P North America Technology Sector Index

A modified capitalization-weighted index composed of companies involved in the technology industry in North America.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index – Large Cap Core (“VMI – LCC”)

An index that utilizes the S&P 500 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 500 Index based on its observed historic volatility.

Volatility Managed Index – Mid Cap Core (“VMI – MCC”)

An index that utilizes the S&P 400 Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the S&P 400 Index based on its observed historic volatility.

Volatility Managed Index – Small Cap Core (“VMI – SCC”)

An index that utilizes the Russell 2000® Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the Russell 2000® Index based on its observed historic volatility.

Volatility Managed Index – International (“VMI – Intl”)

An index that utilizes the MSCI EAFE Index methodology with an overlying formulaic adjustment that dynamically modifies the equity exposure to the MSCI EAFE Index based on its observed historic volatility.

Volatility Managed Index – International Proxy (“VMI – International Proxy”)

An index that utilizes a blend of 40% DJ Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% ASX SPI 200 (“International Proxy”) with an overlying formulaic adjustment that dynamically modifies the equity exposure to the International Proxy based on its observed historic volatility.

Volatility Managed Index – Large Cap Growth 3000 (“VMI – LCG 3000”)

An index that utilizes a blend of the S&P 500 Index and the Russell 3000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Large Cap Value (“VMI – LCV”)

An index that utilizes a blend of the S&P 500 Index and the Russell 1000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 500 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Mid Cap Growth 2500 (“VMI – MCG 2500”)

An index that utilizes a blend of the S&P 400 Index and the Russell 2500® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 400 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Mid Cap Value 2500 (“VMI – MCV 2500”)

An index that utilizes a blend of the S&P 400 Index and the Russell 2500® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the S&P 400 Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Small Cap Growth 2000 (“VMI – SCG 2000”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2000® Growth Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

Volatility Managed Index – Small Cap Value 2000 (“VMI – SCV 2000”)

An index that utilizes a blend of the Russell 2000® Index and the Russell 2000® Value Index methodologies with an overlying formulaic adjustment that dynamically modifies the Russell 2000® Index equity exposure of the index based on observed historic volatility.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	2.15%	2.75%	4.18%
Portfolio – Class B Shares	1.89	2.47	3.91
S&P 500 Index	2.11	(0.25)	4.98
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.61
MSCI EAFE Index	(12.14)	(4.72)	6.31
* Date of inception 7/31/03. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 2.15% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14%).

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (78.2%), high-yield bonds (0.5%) and international bonds (1.0%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (5.3%), large cap value stocks (5.1%), international stocks (3.8%) and small and mid cap stocks (6.1%).

•

In line with broad market performance, the holdings in small/mid and international stocks, along with its combination active/passive orientation, drove its performance in the fourth quarter. Overall, the international stock holdings detracted from performance, as did the allocation to small and mid cap stocks.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Core Bond Index Portfolio	30.1%
EQ/Intermediate Government Bond Index Portfolio	18.4
EQ/PIMCO Ultra Short Bond Portfolio	12.4
Multimanager Core Bond Portfolio	10.3
ATM Large Cap Portfolio	7.0
Multimanager Multi-Sector Bond Portfolio	4.7
EQ/Global Bond PLUS Portfolio	3.5
EQ/Large Cap Growth PLUS Portfolio	1.9
ATM International Portfolio	1.8
EQ/BlackRock Basic Value Equity Portfolio	1.0
Multimanager Large Cap Value Portfolio	1.0
Multimanager Large Cap Core Equity Portfolio	0.9
EQ/Boston Advisors Equity Income Portfolio	0.9
EQ/Large Cap Value PLUS Portfolio	0.8
EQ/Large Cap Growth Index Portfolio	0.7
EQ/Large Cap Core PLUS Portfolio	0.7
ATM Mid Cap Portfolio	0.7
EQ/MFS International Growth Portfolio	0.4
EQ/Global Multi-Sector Equity Portfolio	0.4
ATM Small Cap Portfolio	0.3
EQ/GAMCO Small Company Value Portfolio	0.3
EQ/International Core PLUS Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.3
EQ/AllianceBernstein Small Cap Growth Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.2
EQ/International ETF Portfolio	0.2
EQ/International Equity Index Portfolio	0.2
Multimanager International Equity Portfolio	0.2
EQ/International Value PLUS Portfolio	0.1
Multimanager Small Cap Growth Portfolio	0.1
EQ/Davis New York Venture Portfolio	0.0	#
# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$994.45	$0.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.43	0.78
Class B
Actual	1,000.00	992.94	2.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.17	2.06

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.15% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	4,959,820	$41,059,958
ATM Large Cap Portfolio‡	15,221,626	156,145,820
ATM Mid Cap Portfolio‡	1,594,834	14,935,574
ATM Small Cap Portfolio‡	773,730	7,699,746
EQ/AllianceBernstein Small Cap Growth Portfolio‡	233,217	3,658,639
EQ/BlackRock Basic Value Equity Portfolio‡	1,796,160	23,439,919
EQ/Boston Advisors Equity Income Portfolio‡	3,852,907	19,761,757
EQ/Core Bond Index Portfolio‡	67,485,533	673,599,483
EQ/Davis New York Venture Portfolio‡	92,711	857,552
EQ/GAMCO Small Company Value Portfolio‡	192,861	7,177,174
EQ/Global Bond PLUS Portfolio‡	7,904,869	79,326,022
EQ/Global Multi-Sector Equity Portfolio‡	884,337	9,495,734
EQ/Intermediate Government Bond Index Portfolio‡	39,904,463	413,431,994
EQ/International Core PLUS Portfolio‡	835,149	6,446,417
EQ/International Equity Index Portfolio‡	488,739	3,566,347
EQ/International ETF Portfolio‡	621,055	3,602,731
EQ/International Value PLUS Portfolio‡	334,206	3,200,719
EQ/Large Cap Core PLUS Portfolio‡	2,284,161	15,072,986
EQ/Large Cap Growth Index Portfolio‡	1,769,103	15,667,549
EQ/Large Cap Growth PLUS Portfolio‡	2,634,467	43,002,156

EQ/Large Cap Value PLUS Portfolio‡	1,917,758	$18,317,724
EQ/MFS International Growth Portfolio‡	1,755,953	9,795,304
EQ/PIMCO Ultra Short Bond Portfolio‡	28,054,034	277,036,209
Multimanager Core Bond Portfolio‡	22,116,071	230,890,285
Multimanager International Equity Portfolio‡	394,297	3,498,336
Multimanager Large Cap Core Equity Portfolio‡	2,241,307	21,039,885
Multimanager Large Cap Value Portfolio‡	2,331,090	21,296,207
Multimanager Mid Cap Growth Portfolio*‡	654,475	5,586,411
Multimanager Mid Cap Value Portfolio‡	418,970	3,656,417
Multimanager Multi-Sector Bond Portfolio‡	27,116,710	106,410,462
Multimanager Small Cap Growth Portfolio*‡	369,712	2,778,332

Total Investments (99.9%) (Cost $2,191,049,198)		2,241,453,849
Other Assets Less Liabilities (0.1%)		3,121,259

Net Assets (100%)		$2,244,575,108

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
ATM International Portfolio(aa)	$44,273,564	$14,527,214	$7,777,735	$41,059,958	$1,878,951	$573,733
ATM Large Cap Portfolio(bb)	158,183,231	59,129,878	46,647,181	156,145,820	868,200	8,622,353
ATM Mid Cap Portfolio(cc)	13,891,769	8,758,314	4,383,507	14,935,574	26,833	1,696,888
ATM Small Cap Portfolio(dd)	6,561,059	3,759,116	960,129	7,699,746	10,685	493,679
EQ/AllianceBernstein Small Cap Growth Portfolio(ee)	3,667,620	303,946	146,168	3,658,639	—	161,004
EQ/BlackRock Basic Value Equity Portfolio(ff)	28,009,118	8,014,989	10,320,593	23,439,919	357,325	2,302,789
EQ/Boston Advisors Equity Income Portfolio(gg)	8,922,203	13,730,635	3,191,350	19,761,757	424,154	147,653
EQ/Core Bond Index Portfolio(hh)	715,025,534	171,179,958	228,156,229	673,599,483	14,343,411	783,426
EQ/Davis New York Venture Portfolio(ii)	—	804,868	—	857,552	4,868	—
EQ/GAMCO Small Company Value Portfolio(jj)	7,410,863	353,300	250,201	7,177,174	22,782	85,693
EQ/Global Bond PLUS Portfolio(kk)	142,200,449	37,211,218	102,198,141	79,326,022	3,146,176	869,364
EQ/Global Multi-Sector Equity Portfolio(ll)	10,596,014	2,419,169	1,938,346	9,495,734	214,060	143,908

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Intermediate Government Bond Index Portfolio(mm)	$111,747,747	$320,285,526	$23,115,438	$413,431,994	$2,421,880	$48,235
EQ/International Core PLUS Portfolio(nn)	7,629,343	1,326,529	967,806	6,446,417	223,974	73,321
EQ/International Equity Index Portfolio(oo)	3,935,313	1,226,829	977,450	3,566,347	124,274	63,677
EQ/International ETF Portfolio(pp)	4,134,920	242,779	—	3,602,731	93,705	149,074
EQ/International Value PLUS Portfolio(qq)	3,695,272	1,184,966	970,277	3,200,719	82,412	70,850
EQ/Large Cap Core PLUS Portfolio(rr)	15,392,779	4,010,148	3,013,935	15,072,986	207,458	604,474
EQ/Large Cap Growth Index Portfolio(ss)	13,238,225	5,236,826	2,851,119	15,667,549	179,162	272,263
EQ/Large Cap Growth PLUS Portfolio(tt)	32,953,028	18,106,062	6,621,069	43,002,156	288,180	666,822
EQ/Large Cap Value PLUS Portfolio(uu)	12,559,173	9,225,218	2,208,252	18,317,724	268,737	130,750
EQ/MFS International Growth Portfolio(vv)	5,301,322	6,361,572	958,322	9,795,304	92,443	349,380
EQ/PIMCO Ultra Short Bond Portfolio(ww)	206,809,256	108,686,391	36,588,893	277,036,209	2,137,048	(207,627)
Multimanager Core Bond Portfolio(xx)	373,802,898	92,158,467	234,061,552	230,890,285	9,278,220	11,506,639
Multimanager International Equity Portfolio(yy)	4,139,008	1,179,820	976,872	3,498,336	77,266	64,255
Multimanager Large Cap Core Equity Portfolio(zz)	22,231,147	4,534,126	3,830,892	21,039,885	123,908	333,617
Multimanager Large Cap Value Portfolio(aaa)	26,306,093	8,651,387	10,833,848	21,296,207	286,059	1,912,916
Multimanager Mid Cap Growth Portfolio(bbb)	6,597,978	1,853,189	2,234,827	5,586,411	—	187,980
Multimanager Mid Cap Value Portfolio(ccc)	3,982,278	1,812,544	1,521,368	3,656,417	9,630	150,090
Multimanager Multi-Sector Bond Portfolio(ddd)	179,148,615	44,103,933	120,059,865	106,410,462	4,421,053	1,374,423
Multimanager Small Cap Growth Portfolio(eee)	3,635,396	100,549	394,136	2,778,332	—	8,564

	$2,175,981,215	$950,479,466	$858,155,501	$2,241,453,849	$41,612,854	$33,640,193

(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM International Portfolio for Class K in the amount of $41,049,930, representing 4,376,424 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Large Cap Portfolio for Class K in the amount of $142,938,350, representing 14,128,500 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Mid Cap Portfolio for Class K in the amount of $15,618,926, representing 1,659,447 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Small Cap Portfolio for Class K in the amount of $8,364,057, representing 844,897 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $3,362,036, representing 223,226 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $20,010,202, representing 1,611,450 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $16,929,194, representing 3,471,527 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $677,070,393, representing 66,807,693 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Davis New York Venture Portfolio for Class K in the amount of $816,271, representing 92,195 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $6,711,656, representing 190,164 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $154,656,967, representing 14,638,985 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $9,841,060, representing 868,283 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $120,145,105, representing 11,611,757 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $6,936,329, representing 810,468 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Equity Index Portfolio for Class K in the amount of $3,669,355, representing 472,350 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $3,730,004, representing 581,333 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $3,402,004, representing 326,411 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $14,561,840, representing 2,220,168 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth Index Portfolio for Class K in the amount of $13,099,086, representing 1,551,410 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $38,663,050, representing 2,405,890 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(uu)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $16,641,911, representing 1,783,642 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $6,618,400, representing 1,121,924 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ww)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $281,414,898, representing 28,236,921 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(xx)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $372,793,074, representing 34,436,938 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $3,736,939, representing 388,315 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(zz)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $20,786,070, representing 2,232,698 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $19,825,877, representing 2,220,952 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $6,200,880, representing 736,744 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ccc)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $3,694,880, representing 418,293 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ddd)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $197,052,284, representing 48,599,896 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(eee)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $3,095,140, representing 410,017 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,241,453,849	$—	$2,241,453,849

Total Assets	$—	$2,241,453,849	$—	$2,241,453,849

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,241,453,849	$—	$2,241,453,849

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$950,479,466
Net Proceeds of Sales and Redemptions:
Investment Companies	$875,010,916

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,387,482
Aggregate gross unrealized depreciation	(13,788,450)

Net unrealized appreciation	$49,599,032

Federal income tax cost of investments	$2,191,854,817

See Notes to Financial Statements.

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AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,191,049,198)	$2,241,453,849
Cash	7,821,391
Receivable from Separate Accounts for Trust shares sold	699,857
Dividends, interest and other receivables	601
Other assets	1,611

Total assets	2,249,977,309

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,306,474
Distribution fees payable - Class B	470,282
Administrative fees payable	288,883
Payable for securities purchased	157,308
Investment management fees payable	7,736
Trustees’ fees payable	3,294
Accrued expenses	168,224

Total liabilities	5,402,201

NET ASSETS	$2,244,575,108

Net assets were comprised of:
Paid in capital	$2,383,069,613
Accumulated undistributed net investment income (loss)	(5,027)
Accumulated undistributed net realized gain (loss) on investments	(188,894,129)
Net unrealized appreciation (depreciation) on investments	50,404,651

Net assets	$2,244,575,108

Class A
Net asset value, offering and redemption price per share, $29,850,325 / 3,179,589 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.39

Class B
Net asset value, offering and redemption price per share, $2,214,724,783 / 235,808,808 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$41,612,854
Interest	3,673

Total income	41,616,527

EXPENSES
Distribution fees - Class B	5,322,770
Administrative fees	3,268,613
Investment management fees	2,157,383
Custodian fees	181,201
Printing and mailing expenses	143,155
Professional fees	80,226
Trustees’ fees	26,922
Miscellaneous	27,443

Gross expenses	11,207,713
Less: Waiver from investment advisor	(2,638,624)

Net expenses	8,569,089

NET INVESTMENT INCOME (LOSS)	33,047,438

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	16,855,415
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	16,784,778

Net realized gain (loss)	33,640,193

Net change in unrealized appreciation (depreciation) on securities	(26,851,331)

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,788,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,836,300

See Notes to Financial Statements.

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AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,047,438	$37,355,206
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	33,640,193	103,410,970
Net change in unrealized appreciation (depreciation) on investments	(26,851,331)	16,613,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,836,300	157,379,726

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(612,367)	(491,531)
Class B	(36,991,342)	(46,032,734)

	(37,603,709)	(46,524,265)

Distributions from net realized capital gains
Class A	(609,045)	(875,484)
Class B	(43,334,200)	(91,638,792)

	(43,943,245)	(92,514,276)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(81,546,954)	(139,038,541)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,749,873 and 1,486,178 shares, respectively ]	16,914,756	14,582,391
Capital shares issued in reinvestment of dividends and distributions [ 129,761 and 143,279 shares, respectively ]	1,221,412	1,367,015
Capital shares repurchased [ (893,068) and (2,414,101) shares, respectively ]	(8,564,710)	(23,469,547)

Total Class A transactions	9,571,458	(7,520,141)

Class B
Capital shares sold [ 72,605,336 and 73,737,828 shares, respectively ]	703,320,653	719,449,201
Capital shares issued in reinvestment of dividends and distributions [ 8,528,703 and 14,423,205 shares, respectively ]	80,325,542	137,671,526
Capital shares repurchased [ (70,650,936) and (76,731,608) shares, respectively ]	(682,256,289)	(756,484,066)

Total Class B transactions	101,389,906	100,636,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	110,961,364	93,116,520

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,250,710	111,457,705
NET ASSETS:
Beginning of year	2,175,324,398	2,063,866,693

End of year (a)	$2,244,575,108	$2,175,324,398

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,027)	$(5,027)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008	2007
Net asset value, beginning of year	$9.56		$9.51		$9.13		$10.90	$10.87

Income (loss) from investment operations:
Net investment income (loss) (x)	0.18	(e)	0.19	(e)	0.33	(e)	0.53 (e)	0.47 (e)
Net realized and unrealized gain (loss) on investments	0.02		0.53		0.59		(1.71)	0.18

Total from investment operations	0.20		0.72		0.92		(1.18)	0.65

Less distributions:
Dividends from net investment income	(0.18)		(0.24)		(0.24)		(0.46)	(0.43)
Distributions from net realized gains	(0.19)		(0.43)		(0.30)		(0.13)	(0.19)

Total dividends and distributions	(0.37)		(0.67)		(0.54)		(0.59)	(0.62)

Net asset value, end of year	$9.39		$9.56		$9.51		$9.13	$10.90

Total return	2.15%		7.59%		10.07%		(10.79)%	6.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,850		$20,959		$28,327		$13,472	$9,015
Ratio of expenses to average net assets:
After waivers (f)	0.15	%(j)	0.13	%(j)	0.11	%(j)	0.10%	0.10%
Before waivers (f)	0.27%		0.28%		0.29%		0.30%	0.31%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.90%		1.91%		3.44%		5.12%	4.17%
Before waivers (f)(x)	1.78%		1.77%		3.25%		4.92%	3.96%
Portfolio turnover rate	41%		50%		79%		59%	39%

	Year Ended December 31,
Class B	2011		2010		2009		2008	2007
Net asset value, beginning of year	$9.56		$9.52		$9.13		$10.90	$10.87

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.17	(e)	0.22	(e)	0.58 (e)	0.45 (e)
Net realized and unrealized gain (loss) on investments	0.03		0.52		0.68		(1.78)	0.17

Total from investment operations	0.18		0.69		0.90		(1.20)	0.62

Less distributions:
Dividends from net investment income	(0.16)		(0.22)		(0.21)		(0.44)	(0.40)
Distributions from net realized gains	(0.19)		(0.43)		(0.30)		(0.13)	(0.19)

Total dividends and distributions	(0.35)		(0.65)		(0.51)		(0.57)	(0.59)

Net asset value, end of year	$9.39		$9.56		$9.52		$9.13	$10.90

Total return	1.89%		7.20%		9.90%		(11.02)%	5.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,214,725		$2,154,365		$2,035,540		$1,443,563	$585,489
Ratio of expenses to average net assets:
After waivers (f)	0.40	%(j)	0.38	%(j)	0.36	%(j)	0.35%	0.35%
Before waivers (f)	0.52%		0.53%		0.54%		0.55%	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.53%		1.71%		2.30%		5.69%	4.02%
Before waivers (f)(x)	1.40%		1.56%		2.12%		5.50%	3.81%
Portfolio turnover rate	41%		50%		79%		59%	39%

(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.75% for Class A and 1.00% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.**
Portfolio – Class A Shares	(0.45)%	1.29%	4.11%
Portfolio – Class B Shares	(0.69)	1.05	3.86
Portfolio – Class K Shares*	(0.45)	1.29	4.11
S&P 500 Index	2.11	(0.25)	4.98
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.61
MSCI EAFE Index	(12.14)	(4.72)	6.31

*    Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performances of Class A. Class K shares are not subject to any 12b-1 fees.

**   Date of inception 7/31/03.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (0.45)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (58.2%), high-yield bonds (0.4%) and international bonds (0.8%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (8.8%), large cap value stocks (8.7%), international stocks (9.8%) and small and mid cap stocks (13.3%).

•

In line with broad market performance, the holdings in small/mid and international stocks, along with its combination active/passive orientation, drove its performance in the fourth quarter. Overall, the international stock holdings detracted from performance, as did the allocation to small and mid cap stocks.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Core Bond Index Portfolio	20.4%
EQ/Intermediate Government Bond Index Portfolio	15.1
ATM Large Cap Portfolio	11.8
EQ/PIMCO Ultra Short Bond Portfolio	9.9
Multimanager Core Bond Portfolio	6.4
ATM International Portfolio	4.5
Multimanager Multi-Sector Bond Portfolio	4.3
EQ/Large Cap Growth PLUS Portfolio	2.9
EQ/Global Bond PLUS Portfolio	2.8
ATM Small Cap Portfolio	2.0
EQ/BlackRock Basic Value Equity Portfolio	1.9
EQ/Boston Advisors Equity Income Portfolio	1.7
Multimanager Large Cap Value Portfolio	1.5
EQ/Large Cap Value PLUS Portfolio	1.5
EQ/MFS International Growth Portfolio	1.5
EQ/Global Multi-Sector Equity Portfolio	1.3
ATM Mid Cap Portfolio	1.3
EQ/Large Cap Growth Index Portfolio	1.2
EQ/Large Cap Core PLUS Portfolio	1.2
Multimanager Large Cap Core Equity Portfolio	1.1
EQ/GAMCO Small Company Value Portfolio	0.8
EQ/AllianceBernstein Small Cap Growth Portfolio	0.7
EQ/International Core PLUS Portfolio	0.6
EQ/International ETF Portfolio	0.5
Multimanager Mid Cap Value Portfolio	0.5
EQ/International Value PLUS Portfolio	0.4
Multimanager International Equity Portfolio	0.4
EQ/International Equity Index Portfolio	0.4
EQ/AXA Franklin Small Cap Value Core Portfolio	0.3
Multimanager Small Cap Growth Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.2
EQ/Small Company Index Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
EQ/Mid Cap Index Portfolio	0.2
EQ/Davis New York Venture Portfolio	0.0	#
# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$961.53	$1.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.10	1.12
Class B
Actual	1,000.00	961.14	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.83	2.41
Class K†
Actual	1,000.00	1,003.50	0.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.95	1.27

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.22%, 0.47% and 0.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	10,613,486	$87,863,927
ATM Large Cap Portfolio‡	22,266,918	228,417,537
ATM Mid Cap Portfolio‡	2,576,612	24,129,897
ATM Small Cap Portfolio‡	3,929,985	39,109,087
EQ/AllianceBernstein Small Cap Growth Portfolio‡	900,138	14,121,083
EQ/AXA Franklin Small Cap Value Core Portfolio‡	615,321	5,674,817
EQ/BlackRock Basic Value Equity Portfolio‡	2,846,153	37,142,355
EQ/Boston Advisors Equity Income Portfolio‡	6,253,712	32,075,606
EQ/Core Bond Index Portfolio‡	39,663,483	395,896,731
EQ/Davis New York Venture Portfolio‡	69,533	643,164
EQ/GAMCO Small Company Value Portfolio‡	431,709	16,065,721
EQ/Global Bond PLUS Portfolio‡	5,477,741	54,969,584
EQ/Global Multi-Sector Equity Portfolio‡	2,404,290	25,816,512
EQ/Intermediate Government Bond Index Portfolio‡	28,299,969	293,203,112
EQ/International Core PLUS Portfolio‡	1,465,503	11,312,040
EQ/International Equity Index Portfolio‡	928,743	6,777,071
EQ/International ETF Portfolio‡	1,759,560	10,207,178
EQ/International Value PLUS Portfolio‡	834,935	7,996,243
EQ/Large Cap Core PLUS Portfolio‡	3,345,611	22,077,411
EQ/Large Cap Growth Index Portfolio‡	2,648,652	23,457,016
EQ/Large Cap Growth PLUS Portfolio‡	3,476,398	56,744,926
EQ/Large Cap Value PLUS Portfolio‡	3,018,467	28,831,300

EQ/MFS International Growth Portfolio‡	5,057,267	$28,211,152
EQ/Mid Cap Index Portfolio‡	388,422	3,170,525
EQ/PIMCO Ultra Short Bond Portfolio‡	19,439,271	191,964,618
EQ/Small Company Index Portfolio‡	410,098	3,719,727
Multimanager Core Bond Portfolio‡	11,912,713	124,367,914
Multimanager International Equity Portfolio‡	864,775	7,672,571
Multimanager Large Cap Core Equity Portfolio‡	2,336,274	21,931,376
Multimanager Large Cap Value Portfolio‡	3,262,366	29,804,089
Multimanager Mid Cap Growth Portfolio*‡	502,694	4,290,851
Multimanager Mid Cap Value Portfolio‡	1,071,390	9,350,173
Multimanager Multi-Sector Bond Portfolio‡	20,964,621	82,268,648
Multimanager Small Cap Growth Portfolio*‡	714,460	5,369,072
Multimanager Small Cap Value Portfolio‡	371,276	3,640,607

Total Investments (99.9%) (Cost $1,883,213,647)		1,938,293,641
Other Assets Less Liabilities (0.1%)		1,073,054

Net Assets (100%)		$1,939,366,695

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
ATM International Portfolio(aa)	$100,305,622	$25,638,630	$16,134,314	$87,863,927	$4,023,436	$1,135,253
ATM Large Cap Portfolio(bb)	234,476,259	56,393,715	41,724,404	228,417,537	1,270,190	10,378,975
ATM Mid Cap Portfolio(cc)	43,746,416	6,708,775	19,524,120	24,129,897	43,403	4,997,780
ATM Small Cap Portfolio(dd)	42,763,755	14,313,063	8,920,662	39,109,087	54,351	2,740,176
EQ/AllianceBernstein Small Cap Growth Portfolio(ee)	12,582,614	3,621,982	1,295,497	14,121,083	—	662,673
EQ/AXA Franklin Small Cap Value Core Portfolio(ff)	10,108,446	1,346,082	4,829,717	5,674,817	22,061	(135,865)
EQ/BlackRock Basic Value Equity Portfolio(gg)	28,091,909	12,220,852	2,434,254	37,142,355	566,195	126,424
EQ/Boston Advisors Equity Income Portfolio(hh)	26,804,066	14,723,441	8,208,524	32,075,606	688,388	1,276,108
EQ/Core Bond Index Portfolio(ii)	473,259,064	46,987,971	136,366,145	395,896,731	8,434,162	351,674

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Davis New York Venture Portfolio(jj)	$—	$603,651	$—	$643,164	$3,651	$—
EQ/GAMCO Small Company Value Portfolio(kk)	16,474,535	1,552,096	1,122,134	16,065,721	50,977	248,817
EQ/Global Bond PLUS Portfolio(ll)	115,324,228	10,915,349	73,241,127	54,969,584	2,182,984	1,076,469
EQ/Global Multi-Sector Equity Portfolio(mm)	26,461,940	6,518,024	2,793,236	25,816,512	582,971	191,395
EQ/Intermediate Government Bond Index Portfolio(nn)	77,849,244	227,309,284	15,313,330	293,203,112	1,709,116	137,491
EQ/International Core PLUS Portfolio(oo)	15,962,733	1,261,281	2,901,660	11,312,040	400,250	89,119
EQ/International Equity Index Portfolio(pp)(a)	8,340,959	810,256	1,132,156	6,777,071	236,236	61,696
EQ/International ETF Portfolio(qq)	12,360,005	1,264,959	1,159,879	10,207,178	266,356	458,557
EQ/International Value PLUS Portfolio(rr)(b)	9,992,514	1,567,071	1,707,241	7,996,243	206,039	83,538
EQ/Large Cap Core PLUS Portfolio(ss)	24,237,935	2,183,660	2,281,218	22,077,411	303,713	838,392
EQ/Large Cap Growth Index Portfolio(tt)	27,269,450	3,828,594	6,904,263	23,457,016	268,541	1,455,369
EQ/Large Cap Growth PLUS Portfolio(uu)	49,305,829	15,670,619	6,042,501	56,744,926	380,668	445,679
EQ/Large Cap Value PLUS Portfolio(vv)	30,700,181	3,875,659	3,688,635	28,831,300	423,200	316,877
EQ/MFS International Growth Portfolio(ww)(c)	14,440,094	17,947,599	1,455,125	28,211,152	267,051	865,469
EQ/Mid Cap Index Portfolio(xx)	3,240,503	28,780	—	3,170,525	28,780	—
EQ/PIMCO Ultra Short Bond Portfolio(yy)	153,262,715	64,924,115	24,844,736	191,964,618	1,481,999	(20,720)
EQ/Small Company Index Portfolio(zz)	3,864,915	372,657	—	3,719,727	35,281	337,376
Multimanager Core Bond Portfolio(aaa)	236,721,547	32,553,846	143,558,172	124,367,914	5,787,451	8,557,899
Multimanager International Equity Portfolio(bbb)	9,872,330	1,704,866	1,936,156	7,672,571	170,054	105,605
Multimanager Large Cap Core Equity Portfolio(ccc)	24,861,160	1,277,296	2,405,874	21,931,376	129,254	(18,169)
Multimanager Large Cap Value Portfolio(ddd)	43,318,627	4,668,663	16,827,029	29,804,089	400,018	(174,655)
Multimanager Mid Cap Growth Portfolio(eee)	4,905,624	264,365	477,058	4,290,851	—	50,679
Multimanager Mid Cap Value Portfolio(fff)	2,602,221	7,527,633	441,272	9,350,173	24,591	51,871
Multimanager Multi-Sector Bond Portfolio(ggg)	174,707,070	15,817,683	111,643,325	82,268,648	3,419,895	1,615,656
Multimanager Small Cap Growth Portfolio(hhh)	8,266,257	943,626	2,441,759	5,369,072	—	78,139
Multimanager Small Cap Value Portfolio(iii)	4,307,922	298,605	591,678	3,640,607	11,594	5,249

	$2,070,788,689	$607,644,748	$664,347,201	$1,938,293,641	$33,872,856	$38,390,996

(a)	Formerly known as EQ/AllianceBernstein International Portfolio.
(b)	Formerly known as EQ/BlackRock International Value Portfolio.
(c)	Formerly known as EQ/International Growth Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM International Portfolio for Class K in the amount of $89,364,590, representing 9,527,357 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Large Cap Portfolio for Class K in the amount of $215,482,964, representing 21,299,050 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Mid Cap Portfolio for Class K in the amount of $29,292,036, representing 3,112,159 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Small Cap Portfolio for Class K in the amount of $44,405,809, representing 4,485,662 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $13,294,038, representing 882,672 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AXA Franklin Small Cap Value Core Portfolio for Class K in the amount of $9,035,117, representing 1,026,882 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $32,637,932, representing 2,628,379 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $28,275,245, representing 5,798,166 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $411,991,404, representing 40,651,896 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Davis New York Venture Portfolio for Class K in the amount of $612,201, representing 69,146 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $15,231,848, representing 431,570 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $111,845,236, representing 10,586,660 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $27,268,001, representing 2,405,873 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $81,794,496, representing 7,905,256 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $13,759,969, representing 1,607,769 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Equity Index Portfolio for Class K in the amount of $7,190,654, representing 925,641 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $10,796,930, representing 1,682,736 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $8,822,244, representing 846,465 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $21,736,447, representing 3,314,043 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth Index Portfolio for Class K in the amount of $20,605,978, representing 2,440,500 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(uu)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $52,741,190, representing 3,281,932 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $26,897,205, representing 2,882,781 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ww)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $21,321,128, representing 3,614,270 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(xx)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Mid Cap Index Portfolio for Class K in the amount of $3,001,381, representing 384,761 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $201,398,204, representing 20,208,117 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(zz)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $3,447,099, representing 367,512 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $225,681,152, representing 20,847,404 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $8,403,226, representing 873,201 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ccc)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $22,078,369, representing 2,371,508 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ddd)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $28,775,209, representing 3,223,482 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(eee)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $4,297,668, representing 510,618 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(fff)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $3,356,868, representing 380,027 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ggg)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $165,403,823, representing 40,794,293 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hhh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $7,372,538, representing 976,649 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(iii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Value Portfolio for Class K in the amount of $3,643,339, representing 381,729 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,938,293,641	$—	$1,938,293,641

Total Assets	$—	$1,938,293,641	$—	$1,938,293,641

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,938,293,641	$—	$1,938,293,641

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$607,644,748
Net Proceeds of Sales and Redemptions:
Investment Companies	$681,378,527

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,658,691
Aggregate gross unrealized depreciation	(39,420,336)

Net unrealized appreciation	$54,238,355

Federal income tax cost of investments	$1,884,055,286

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,883,213,647)	$1,938,293,641
Cash	1,337,142
Receivable for securities sold	1,256,536
Receivable from Separate Accounts for Trust shares sold	684,855
Dividends, interest and other receivables	170
Other assets	1,788

Total assets	1,941,574,132

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,306,176
Distribution fees payable - Class B	398,423
Administrative fees payable	249,355
Investment management fees payable	103,620
Trustees’ fees payable	10,754
Accrued expenses	139,109

Total liabilities	2,207,437

NET ASSETS	$1,939,366,695

Net assets were comprised of:
Paid in capital	$2,219,622,547
Accumulated undistributed net investment income (loss)	949
Accumulated undistributed net realized gain (loss) on investments	(335,336,795)
Net unrealized appreciation (depreciation) on investments	55,079,994

Net assets	$1,939,366,695

Class A
Net asset value, offering and redemption price per share, $20,905,764 / 2,279,058 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.17

Class B
Net asset value, offering and redemption price per share, $1,881,228,770 / 204,998,677 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.18

Class K
Net asset value, offering and redemption price per share, $37,232,161 / 4,058,893 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$33,872,856
Interest	935

Total income	33,873,791

EXPENSES
Distribution fees - Class B	4,877,821
Administrative fees	3,052,226
Investment management fees	2,013,127
Custodian fees	230,801
Printing and mailing expenses	132,518
Professional fees	78,405
Trustees’ fees	26,115
Miscellaneous	27,739

Gross expenses	10,438,752
Less: Waiver from investment advisor	(1,116,262)

Net expenses	9,322,490

NET INVESTMENT INCOME (LOSS)	24,551,301

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	17,031,326
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	21,359,670

Net realized gain (loss)	38,390,996

Net change in unrealized appreciation (depreciation) on securities	(75,792,595)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(37,401,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,850,298)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,551,301		$27,199,402
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	38,390,996		83,768,295
Net change in unrealized appreciation (depreciation) on investments	(75,792,595)		66,206,703

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,850,298)		177,174,400

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(407,478)		(1,391,896)
Class B	(29,447,362)		(38,823,864)
Class K†	(674,379)		—

	(30,529,219)		(40,215,760)

Distributions from net realized capital gains
Class A	(1,006,831)		(1,860,732)
Class B	(44,813,004)		(58,479,779)
Class K†	(396,577)		—

	(46,216,412)		(60,340,511)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(76,745,631)		(100,556,271)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,472,001 and 2,071,628 shares, respectively ]	14,279,433		19,616,507
Capital shares issued in reinvestment of dividends and distributions [ 153,107 and 339,484 shares, respectively ]	1,414,309		3,252,628
Capital shares repurchased [ (5,947,241) and (3,090,779) shares, respectively ]	(56,590,774	)(y)	(29,718,231)

Total Class A transactions	(40,897,032)		(6,849,096)

Class B
Capital shares sold [ 27,786,796 and 31,741,437 shares, respectively ]	268,907,840		300,951,943
Capital shares issued in reinvestment of dividends and distributions [ 8,080,075 and 10,151,119 shares, respectively ]	74,260,366		97,303,643
Capital shares repurchased [ (39,235,624) and (35,023,683) shares, respectively ]	(378,826,784)		(336,007,924)

Total Class B transactions	(35,658,578)		62,247,662

Class K†
Capital shares sold [ 4,006,054 and 0 shares, respectively ]	37,815,732	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 117,444 and 0 shares, respectively ]	1,070,956		—
Capital shares repurchased [ (64,605) and 0 shares, respectively ]	(599,146)		—

Total Class K transactions	38,287,542		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,268,068)		55,398,566

TOTAL INCREASE (DECREASE) IN NET ASSETS	(127,863,997)		132,016,695
NET ASSETS:
Beginning of year	2,067,230,692		1,935,213,997

End of year (a)	$1,939,366,695		$2,067,230,692

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$949		$1,128

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the AXA Conservative-Plus Allocation Portfolio exchanged approximately 3,968,415 Class A shares for approximately 3,968,420 Class K shares. This exchange amounted to approximately $37,468,015.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008	2007
Net asset value, beginning of year	$9.61		$9.27		$8.73		$11.59	$11.61

Income (loss) from investment operations:
Net investment income (loss) (x)	0.06	(e)	0.14	(e)	0.24	(e)	0.44 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments	(0.11)		0.71		1.05		(2.65)	0.23

Total from investment operations	(0.05)		0.85		1.29		(2.21)	0.66

Less distributions:
Dividends from net investment income	(0.17)		(0.22)		(0.20)		(0.38)	(0.42)
Distributions from net realized gains	(0.22)		(0.29)		(0.55)		(0.27)	(0.26)

Total dividends and distributions	(0.39)		(0.51)		(0.75)		(0.65)	(0.68)

Net asset value, end of year	$9.17		$9.61		$9.27		$8.73	$11.59

Total return	(0.45)%		9.24%		14.78%		(19.24)%	5.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,906		$63,455		$67,465		$42,358	$10,943
Ratio of expenses to average net assets:
After waivers (f)	0.22	%(j)	0.20	%(j)	0.18	%(j)	0.10%	0.10%
Before waivers (f)	0.28%		0.28%		0.30%		0.30%	0.29%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.62%		1.48%		2.56%		4.29%	3.58%
Before waivers (f)(x)	0.56%		1.41%		2.45%		4.10%	3.39%
Portfolio turnover rate	30%		33%		75%		51%	21%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$9.62		$9.27		$8.73		$11.59		$11.61

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)	0.13	(e)	0.17	(e)	0.35	(e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	(0.19)		0.71		1.09		(2.58)		0.26

Total from investment operations	(0.07)		0.84		1.26		(2.23)		0.63

Less distributions:
Dividends from net investment income	(0.15)		(0.20)		(0.17)		(0.36)		(0.39)
Distributions from net realized gains	(0.22)		(0.29)		(0.55)		(0.27)		(0.26)

Total dividends and distributions	(0.37)		(0.49)		(0.72)		(0.63)		(0.65)

Net asset value, end of year	$9.18		$9.62		$9.27		$8.73		$11.59

Total return	(0.69)%		9.07%		14.48%		(19.45)%		5.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,881,229		$2,003,775		$1,867,749		$1,369,870		$1,150,399
Ratio of expenses to average net assets:
After waivers (f)	0.47	%(j)	0.45	%(j)	0.43	%(j)	0.35%		0.35%
Before waivers (f)	0.53%		0.53%		0.55%		0.55	%(c)	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.21%		1.35%		1.90%		3.37%		3.07%
Before waivers (f)(x)	1.16%		1.28%		1.79%		3.18%		2.88%
Portfolio turnover rate	30%		33%		75%		51%		21%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.41

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17	(e)
Net realized and unrealized gain (loss) on investments	(0.14)

Total from investment operations	0.03

Less distributions:
Dividends from net investment income	(0.17)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.27)

Net asset value, end of period	$9.17

Total return (b)	0.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,232
Ratio of expenses to average net assets:
After waivers (a)(f)	0.25	%(j)
Before waivers (a)(f)	0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	21.14	%(l)
Before waivers (a)(f)(x)	21.12	%(l)
Portfolio turnover rate	30%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class A, 1.10% for Class B and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(2.14)%	0.40%	3.04%	7.94%
Portfolio – Class B Shares**	(2.41)	0.15	2.79	7.68
Portfolio – Class K Shares***	(2.14)	0.40	3.04	7.94
S&P 500 Index	2.11	(0.25)	2.92	9.64
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	7.48
MSCI EAFE Index	(12.14)	(4.72)	4.67	7.24

*      Date of inception 1/27/86.

**    Investment operations commenced with respect to Class B shares on July 8, 1998. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

***   Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

       Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On August 15, 2003, the EQ/Balanced Portfolio was reorganized into the AXA Moderate Allocation Portfolio. Prior to that date, the predecessor fund invested directly in securities, rather than pursuing a “Fund of Fund” investment approach.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (2.14)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

As of December 31, 2011, the Portfolio’s equity allocation consisted of large cap growth stocks (9.7%), large cap value stocks (9.6%), international stocks (14.6%) and small and mid cap stocks (16.7%).

•	The Portfolio’s fixed-income allocation consisted of investment grade bonds (48.3%), high-yield bonds (0.4%) and international bonds (0.7%).

•

In line with broad market performance, the Portfolio’s holdings in small/mid and international stocks, along with its combination active/passive orientation, drove its performance in the fourth quarter. Overall, the international stock holdings detracted from performance, as did the allocation to small and mid cap stocks.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Core Bond Index Portfolio	15.9%
EQ/Intermediate Government Bond Index Portfolio	13.2
ATM Large Cap Portfolio	13.1
EQ/PIMCO Ultra Short Bond Portfolio	8.5
ATM International Portfolio	6.9
Multimanager Core Bond Portfolio	4.9
Multimanager Multi-Sector Bond Portfolio	4.0
EQ/Large Cap Growth PLUS Portfolio	3.5
ATM Small Cap Portfolio	3.0
EQ/Global Bond PLUS Portfolio	2.3
EQ/MFS International Growth Portfolio	2.0
EQ/Large Cap Value PLUS Portfolio	2.0
Multimanager Large Cap Value Portfolio	1.8
EQ/BlackRock Basic Value Equity Portfolio	1.7
EQ/Global Multi-Sector Equity Portfolio	1.7
EQ/Boston Advisors Equity Income Portfolio	1.7
EQ/AllianceBernstein Small Cap Growth Portfolio	1.4
ATM Mid Cap Portfolio	1.3
EQ/Large Cap Growth Index Portfolio	1.2
EQ/GAMCO Small Company Value Portfolio	1.2
EQ/Large Cap Core PLUS Portfolio	1.2
Multimanager Large Cap Core Equity Portfolio	1.1
Multimanager International Equity Portfolio	1.1
EQ/International Core PLUS Portfolio	1.0
EQ/International ETF Portfolio	0.7
EQ/International Value PLUS Portfolio	0.6
Multimanager Small Cap Growth Portfolio	0.6
EQ/AXA Franklin Small Cap Value Core Portfolio	0.6
EQ/International Equity Index Portfolio	0.5
Multimanager Mid Cap Value Portfolio	0.4
Multimanager Small Cap Value Portfolio	0.3
EQ/Small Company Index Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.2
EQ/Mid Cap Index Portfolio	0.1
EQ/Davis New York Venture Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$942.82	$1.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.93	1.29
Class B
Actual	1,000.00	941.40	2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.67	2.56
Class K†
Actual	1,000.00	1,002.18	0.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.83	1.39

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.25%, 0.50% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	83,891,204	$694,494,803
ATM Large Cap Portfolio‡	128,191,918	1,315,012,777
ATM Mid Cap Portfolio‡	13,927,538	130,431,000
ATM Small Cap Portfolio‡	30,430,772	302,830,571
EQ/AllianceBernstein Small Cap Growth Portfolio*‡	9,106,749	142,863,753
EQ/AXA Franklin Small Cap Value Core Portfolio‡	6,602,358	60,890,442
EQ/BlackRock Basic Value Equity Portfolio‡	13,433,019	175,301,178
EQ/Boston Advisors Equity Income Portfolio‡	32,391,555	166,137,937
EQ/Core Bond Index Portfolio‡	160,848,183	1,605,488,580
EQ/Davis New York Venture Portfolio‡	533,086	4,930,923
EQ/GAMCO Small Company Value Portfolio‡	3,239,480	120,554,741
EQ/Global Bond PLUS Portfolio‡	23,228,278	233,097,710
EQ/Global Multi-Sector Equity Portfolio‡	16,052,253	172,364,071
EQ/Intermediate Government Bond Index Portfolio‡	128,856,317	1,335,021,713
EQ/International Core PLUS Portfolio‡	12,684,282	97,908,419
EQ/International Equity Index Portfolio‡	7,414,001	54,100,240
EQ/International ETF Portfolio‡	12,289,905	71,293,534
EQ/International Value PLUS Portfolio‡	6,654,502	63,730,720
EQ/Large Cap Core PLUS Portfolio‡	18,210,023	120,166,428
EQ/Large Cap Growth Index Portfolio‡	13,995,815	123,949,855
EQ/Large Cap Growth PLUS Portfolio‡	21,449,197	350,113,258

EQ/Large Cap Value PLUS Portfolio‡	21,089,495	$201,439,159
EQ/MFS International Growth Portfolio‡	36,851,431	205,569,782
EQ/Mid Cap Index Portfolio‡	1,185,685	9,678,250
EQ/PIMCO Ultra Short Bond Portfolio‡	86,935,485	858,496,034
EQ/Small Company Index Portfolio‡	2,371,402	21,509,417
Multimanager Core Bond Portfolio‡	47,415,580	495,015,451
Multimanager International Equity Portfolio‡	12,074,334	107,127,492
Multimanager Large Cap Core Equity Portfolio‡	12,240,936	114,909,701
Multimanager Large Cap Value Portfolio‡	19,319,937	176,501,678
Multimanager Mid Cap Growth Portfolio*‡	2,262,238	19,309,825
Multimanager Mid Cap Value Portfolio‡	5,009,461	43,718,303
Multimanager Multi-Sector Bond Portfolio‡	101,591,283	398,661,029
Multimanager Small Cap Growth Portfolio*‡	8,348,608	62,738,670
Multimanager Small Cap Value Portfolio‡	2,933,490	28,764,825

Total Investments (99.9%) (Cost $9,900,292,174)		10,084,122,269
Other Assets Less Liabilities (0.1%)		10,077,259

Net Assets (100%)		$10,094,199,528

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
ATM International Portfolio(aa)	$808,396,818	$149,845,608	$90,324,234	$694,494,803	$31,812,408	$7,670,654
ATM Large Cap Portfolio(bb)	1,397,402,113	233,483,868	194,239,392	1,315,012,777	7,315,840	60,953,360
ATM Mid Cap Portfolio(cc)	234,585,487	20,359,303	87,971,656	130,431,000	234,712	23,477,151
ATM Small Cap Portfolio(dd)	340,256,973	83,024,084	52,125,383	302,830,571	421,137	20,166,865
EQ/AllianceBernstein Small Cap Growth Portfolio(ee)	134,910,972	25,190,558	9,757,347	142,863,753	—	6,488,644
EQ/AXA Franklin Small Cap Value Core Portfolio(ff)	95,770,039	638,393	26,560,355	60,890,442	236,491	(442,236)
EQ/BlackRock Basic Value Equity Portfolio(gg)	125,236,186	66,893,572	14,589,554	175,301,178	2,673,734	23,977
EQ/Boston Advisors Equity Income Portfolio(hh)	126,033,710	55,286,670	13,775,159	166,137,937	3,566,833	1,088,373

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Core Bond Index Portfolio(ii)	$2,019,504,508	$96,892,677	$564,344,761	$1,605,488,580	$34,226,228	$68,577
EQ/Davis New York Venture Portfolio(jj)	—	4,627,990	—	4,930,923	27,990	—
EQ/GAMCO Small Company Value Portfolio(kk)	113,681,514	22,249,235	9,261,921	120,554,741	382,953	1,559,316
EQ/Global Bond PLUS Portfolio(ll)	494,553,070	42,433,395	310,561,183	233,097,710	9,284,142	7,508,631
EQ/Global Multi-Sector Equity Portfolio(mm)	208,781,644	8,335,618	16,695,029	172,364,071	3,897,845	(86,085)
EQ/Intermediate Government Bond Index Portfolio(nn)	409,086,841	986,366,519	74,710,155	1,335,021,713	7,773,006	2,080,440
EQ/International Core PLUS Portfolio(oo)	129,811,962	11,421,071	18,211,441	97,908,419	3,446,713	429,612
EQ/International Equity Index Portfolio(pp)(a)	68,390,941	2,288,902	6,801,645	54,100,240	1,887,000	316,474
EQ/International ETF Portfolio(qq)	92,719,924	5,234,459	10,949,452	71,293,534	1,862,123	3,139,101
EQ/International Value PLUS Portfolio(rr)(b)	88,282,343	2,103,076	12,726,487	63,730,720	1,639,661	(8,595)
EQ/Large Cap Core PLUS Portfolio(ss)	139,653,063	7,678,322	16,074,747	120,166,428	1,654,800	4,767,470
EQ/Large Cap Growth Index Portfolio(tt)	154,521,566	9,725,758	33,243,398	123,949,855	1,421,953	10,992,841
EQ/Large Cap Growth PLUS Portfolio(uu)	321,952,549	66,080,900	24,214,862	350,113,258	2,348,860	1,831,001
EQ/Large Cap Value PLUS Portfolio(vv)	287,121,718	4,214,389	61,328,065	201,439,159	2,958,111	17,952,905
EQ/MFS International Growth Portfolio(ww)(c)	108,486,276	125,025,381	8,472,644	205,569,782	1,947,929	5,834,677
EQ/Mid Cap Index Portfolio(xx)	9,891,860	87,853	—	9,678,250	87,853	—
EQ/PIMCO Ultra Short Bond Portfolio(yy)	654,438,549	332,056,187	121,691,657	858,496,034	6,630,402	38,122
EQ/Small Company Index Portfolio(zz)	22,348,969	2,154,901	—	21,509,417	204,014	1,950,887
Multimanager Core Bond Portfolio(aaa)	1,056,830,324	68,742,649	622,937,537	495,015,451	25,090,783	39,768,489
Multimanager International Equity Portfolio(bbb)	147,513,901	3,015,252	17,278,247	107,127,492	2,367,299	238,965
Multimanager Large Cap Core Equity Portfolio(ccc)	127,209,287	8,846,195	11,902,009	114,909,701	676,358	(38,477)
Multimanager Large Cap Value Portfolio(ddd)	209,830,602	3,433,124	24,597,201	176,501,678	2,372,326	(38,710)
Multimanager Mid Cap Growth Portfolio(eee)	21,372,007	43,473	463,743	19,309,825	—	17
Multimanager Mid Cap Value Portfolio(fff)	12,320,859	33,143,978	309,135	43,718,303	114,996	39
Multimanager Multi-Sector Bond Portfolio(ggg)	888,735,939	40,188,583	543,952,726	398,661,029	16,589,202	12,595,212
Multimanager Small Cap Growth Portfolio(hhh)	90,082,882	2,801,903	16,273,215	62,738,670	—	344,904
Multimanager Small Cap Value Portfolio(iii)	33,852,462	225,466	2,392,305	28,764,825	91,499	(19,598)

	$11,173,567,858	$2,524,139,312	$3,018,736,645	$10,084,122,269	$175,245,201	$230,653,003

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(a)	Formerly known as EQ/AllianceBernstein International Portfolio.
(b)	Formerly known as EQ/BlackRock International Value Portfolio.
(c)	Formerly known as EQ/International Growth Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM International Portfolio for Class K in the amount of $711,366,745, representing 75,840,385 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Large Cap Portfolio for Class K in the amount of $1,256,575,431, representing 124,204,078 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Mid Cap Portfolio for Class K in the amount of $158,383,324, representing 16,827,580 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Small Cap Portfolio for Class K in the amount of $336,155,941, representing 33,956,862 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $134,441,090, representing 8,926,361 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AXA Franklin Small Cap Value Core Portfolio for Class K in the amount of $78,436,365, representing 8,914,648 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $147,562,169, representing 11,883,391 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $140,897,202, representing 28,892,601 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $1,692,683,059, representing 167,019,931 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Davis New York Venture Portfolio for Class K in the amount of $4,693,528, representing 530,118 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $115,285,472, representing 3,266,429 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $485,593,978, representing 45,963,677 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $183,108,012, representing 16,155,736 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $373,717,241, representing 36,118,940 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $115,121,373, representing 13,451,235 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Equity Index Portfolio for Class K in the amount of $57,650,237, representing 7,421,220 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $75,905,723, representing 11,830,149 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $69,662,945, representing 6,683,928 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $117,846,634, representing 17,967,463 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth Index Portfolio for Class K in the amount of $113,494,940, representing 13,441,944 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(uu)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $335,840,888, representing 20,898,409 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $199,139,877, representing 21,343,357 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ww)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $155,798,193, representing 26,410,270 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(xx)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Mid Cap Index Portfolio for Class K in the amount of $9,161,909, representing 1,174,508 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $908,553,387, representing 91,163,440 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(zz)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $19,932,951, representing 2,125,149 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $952,501,203, representing 87,987,752 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $116,221,925, representing 12,076,921 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ccc)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $112,674,100, representing 12,102,684 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ddd)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $174,873,263, representing 19,589,808 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(eee)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $19,442,933, representing 2,310,070 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(fff)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $13,773,143, representing 1,559,241 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ggg)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $819,881,743, representing 202,211,142 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hhh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $74,604,361, representing 9,882,930 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(iii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Value Portfolio for Class K in the amount of $28,584,635, representing 2,994,941 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$10,084,122,269	$—	$10,084,122,269

Total Assets	$—	$10,084,122,269	$—	$10,084,122,269

Total Liabilities	$—	$—	$—	$—

Total	$—	$10,084,122,269	$—	$10,084,122,269

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$2,524,139,312
Net Proceeds of Sales and Redemptions:
Investment Companies	$3,124,166,550

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$536,317,754
Aggregate gross unrealized depreciation	(354,106,886)

Net unrealized appreciation	$182,210,868

Federal income tax cost of investments	$9,901,911,401

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $9,900,292,174)	$10,084,122,269
Cash	10,269,878
Receivable from Separate Accounts for Trust shares sold	6,781,725
Receivable for securities sold	687,974
Dividends, interest and other receivables	663
Other assets	14,495

Total assets	10,101,877,004

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,390,000
Distribution fees payable - Class B	1,585,671
Administrative fees payable	1,286,206
Investment management fees payable	898,364
Trustees’ fees payable	202,980
Accrued expenses	314,255

Total liabilities	7,677,476

NET ASSETS	$10,094,199,528

Net assets were comprised of:
Paid in capital	$12,274,480,442
Accumulated undistributed net investment income (loss)	(48,622)
Accumulated undistributed net realized gain (loss) on investments	(2,364,062,387)
Net unrealized appreciation (depreciation) on investments	183,830,095

Net assets	$10,094,199,528

Class A
Net asset value, offering and redemption price per share, $2,311,825,429 / 183,434,586 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.60

Class B
Net asset value, offering and redemption price per share, $7,488,397,770 / 597,937,420 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.52

Class K
Net asset value, offering and redemption price per share, $293,976,329 / 23,325,888 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($175,245,201 of dividend income received from affiliates)	$175,246,380
Interest	3,396

Total income	175,249,776

EXPENSES
Distribution fees - Class B	20,015,720
Administrative fees	16,236,082
Investment management fees	10,802,257
Printing and mailing expenses	702,091
Professional fees	193,098
Custodian fees	173,100
Trustees’ fees	141,765
Miscellaneous	137,666

Gross expenses	48,401,779
Less: Waiver from investment advisor	(1,059,969)

Net expenses	47,341,810

NET INVESTMENT INCOME (LOSS)	127,907,966

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities ($105,429,905 of realized gain (loss) from affiliates)	105,561,626
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	125,223,098

Net realized gain (loss)	230,784,724

Net change in unrealized appreciation (depreciation) on securities	(594,848,256)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(364,063,532)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(236,155,566)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$127,907,966		$130,618,494
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	230,784,724		322,553,175
Net change in unrealized appreciation (depreciation) on investments	(594,848,256)		566,725,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(236,155,566)		1,019,896,789

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(42,316,782)		(65,828,006)
Class B	(117,959,998)		(168,414,316)
Class K†	(5,309,542)		—

	(165,586,322)		(234,242,322)

Distributions from net realized capital gains
Class A	(61,298,407)		(66,277,351)
Class B	(187,613,325)		(191,968,620)
Class K†	(3,719,190)		—

	(252,630,922)		(258,245,971)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(418,217,244)		(492,488,293)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 6,342,142 and 7,894,626 shares, respectively ]	85,327,328		103,941,913
Capital shares issued in reinvestment of dividends and distributions [ 8,206,456 and 9,886,927 shares, respectively ]	103,615,189		132,105,357
Capital shares repurchased [ (45,345,279) and (20,376,573) shares, respectively ]	(599,731,021	)(y)	(268,625,794)

Total Class A transactions	(410,788,504)		(32,578,524)

Class B
Capital shares sold [ 27,410,657 and 42,896,091 shares, respectively ]	367,360,567		561,702,310
Capital shares issued in reinvestment of dividends and distributions [ 24,369,926 and 27,143,448 shares, respectively ]	305,573,323		360,382,936
Capital shares repurchased [ (74,101,733) and (65,337,266) shares, respectively ]	(989,650,989)		(850,216,515)

Total Class B transactions	(316,717,099)		71,868,731

Class K†
Capital shares sold [ 22,959,044 and 0 shares, respectively ]	298,869,850	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 721,265 and 0 shares, respectively ]	9,028,732		—
Capital shares repurchased [ (354,421) and 0 shares, respectively ]	(4,490,991)		—

Total Class K transactions	303,407,591		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(424,098,012)		39,290,207

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,078,470,822)		566,698,703
NET ASSETS:
Beginning of year	11,172,670,350		10,605,971,647

End of year (a)	$10,094,199,528		$11,172,670,350

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(48,622)		$2,874,780

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the AXA Moderate Allocation Portfolio exchanged approximately 22,934,191 Class A shares for approximately 22,934,175 Class K shares. This exchange amounted to approximately $298,555,329.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008		2007
Net asset value, beginning of year	$13.45		$12.80		$11.82		$17.10		$16.93

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.18	(e)	0.23	(e)	0.48	(e)	0.45 (e)
Net realized and unrealized gain (loss) on investments	(0.45)		1.11		1.82		(4.57)		0.65

Total from investment operations	(0.29)		1.29		2.05		(4.09)		1.10

Less distributions:
Dividends from net investment income	(0.24)		(0.32)		(0.21)		(0.57)		(0.60)
Distributions from net realized gains	(0.32)		(0.32)		(0.86)		(0.62)		(0.33)

Total dividends and distributions	(0.56)		(0.64)		(1.07)		(1.19)		(0.93)

Net asset value, end of year	$12.60		$13.45		$12.80		$11.82		$17.10

Total return	(2.14)%		10.14%		17.34%		(24.29)%		6.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,311,825		$2,881,375		$2,775,033		$2,494,212		$3,143,322
Ratio of expenses to average net assets:
After waivers (f)	0.25	%(j)	0.23	%(j)	0.21	%(j)	0.10%		0.10%
Before waivers (f)	0.26%		0.27%		0.28%		0.27%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.22%		1.39%		1.85%		3.19%		2.58%
Before waivers (f)(x)	1.21%		1.36%		1.78%		3.02%		2.41%
Portfolio turnover rate	23%		26%		71%		34%		9%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$13.37		$12.72		$11.76		$17.01		$16.84

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.15	(e)	0.21	(e)	0.48	(e)	0.45 (e)
Net realized and unrealized gain (loss) on investments	(0.48)		1.10		1.78		(4.57)		0.60

Total from investment operations	(0.33)		1.25		1.99		(4.09)		1.05

Less distributions:
Dividends from net investment income	(0.20)		(0.28)		(0.17)		(0.54)		(0.55)
Distributions from net realized gains	(0.32)		(0.32)		(0.86)		(0.62)		(0.33)

Total dividends and distributions	(0.52)		(0.60)		(1.03)		(1.16)		(0.88)

Net asset value, end of year	$12.52		$13.37		$12.72		$11.76		$17.01

Total return	(2.41)%		9.91%		16.95%		(24.46)%		6.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,488,398		$8,291,295		$7,830,939		$5,897,027		$6,289,959
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.48	%(j)	0.46	%(j)	0.35%		0.35%
Before waivers (f)	0.51%		0.52%		0.53%		0.52	%(c)	0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.12%		1.16%		1.69%		3.23%		2.57%
Before waivers (f)(x)	1.11%		1.13%		1.62%		3.05%		2.40%
Portfolio turnover rate	23%		26%		71%		34%		9%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$12.97

Income (loss) from investment operations:
Net investment income (loss) (x)	0.23	(e)
Net realized and unrealized gain (loss) on investments	(0.21)

Total from investment operations	0.02

Less distributions:
Dividends from net investment income	(0.23)
Distributions from net realized gains	(0.16)

Total dividends and distributions	(0.39)

Net asset value, end of period	$12.60

Total return (b)	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$293,976
Ratio of expenses to average net assets:
After waivers (a)(f)	0.27	%(j)
Before waivers (a)(f)	0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	21.57	%(l)
Before waivers (a)(f)(x)	21.57	%(l)
Portfolio turnover rate	23%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class A, 1.15% for Class B and 0.90% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	(4.65)%	(1.02)%	4.69%
Portfolio – Class B Shares	(4.98)	(1.26)	4.43
Portfolio – Class K Shares**	(4.65)	(1.02)	4.69
S&P 500 Index	2.11	(0.25)	4.98
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.61
MSCI EAFE Index	(12.14)	(4.72)	6.31

*    Date of inception 7/31/03.

**   Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performances of Class A shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (4.65)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

As of December 31, 2011, the Portfolio’s equity allocation consisted of large cap growth stocks (13.2%), large cap value stocks (13.2%), international stocks (19.4%) and small and mid cap stocks (24.6%).

•	The Portfolio’s fixed-income allocation consisted of investment grade bonds (29.5%) and high-yield bonds (0.1%).

•

In line with broad market performance, the Portfolio’s holdings in small/mid and international stocks, along with its combination active/passive orientation, drove its performance in the fourth quarter. Overall, the international stock holdings detracted from performance, as did the allocation to small and mid cap stocks.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
ATM Large Cap Portfolio	17.7%
EQ/Core Bond Index Portfolio	12.1
ATM International Portfolio	9.1
EQ/Intermediate Government Bond Index Portfolio	6.6
EQ/PIMCO Ultra Short Bond Portfolio	5.0
ATM Small Cap Portfolio	4.8
EQ/Large Cap Growth PLUS Portfolio	4.1
Multimanager Core Bond Portfolio	3.9
EQ/Large Cap Value PLUS Portfolio	3.1
Multimanager Large Cap Value Portfolio	2.7
EQ/AllianceBernstein Small Cap Growth Portfolio	2.5
EQ/MFS International Growth Portfolio	2.5
ATM Mid Cap Portfolio	2.4
Multimanager Large Cap Core Equity Portfolio	2.2
EQ/BlackRock Basic Value Equity Portfolio	2.1
EQ/Large Cap Growth Index Portfolio	2.1
EQ/Global Multi-Sector Equity Portfolio	1.9
EQ/Boston Advisors Equity Income Portfolio	1.9
EQ/Large Cap Core PLUS Portfolio	1.5
Multimanager Small Cap Growth Portfolio	1.5
Multimanager International Equity Portfolio	1.3
EQ/International Core PLUS Portfolio	1.3
Multimanager Multi-Sector Bond Portfolio	1.2
EQ/GAMCO Small Company Value Portfolio	1.1
EQ/International Value PLUS Portfolio	1.0
EQ/International Equity Index Portfolio	1.0
Multimanager Small Cap Value Portfolio	1.0
EQ/International ETF Portfolio	1.0
EQ/AXA Franklin Small Cap Value Core Portfolio	0.8
Multimanager Mid Cap Growth Portfolio	0.2
EQ/Small Company Index Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.1
EQ/Mid Cap Index Portfolio	0.1
EQ/Davis New York Venture Portfolio	0.0	#
# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$912.10	$1.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.89	1.33
Class B
Actual	1,000.00	910.70	2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.63	2.61
Class K†
Actual	1,000.00	1,001.77	0.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.90	1.32

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.26%, 0.51% and 0.26%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	120,430,610	$996,986,921
ATM Large Cap Portfolio‡	190,580,258	1,955,002,146
ATM Mid Cap Portfolio‡	28,628,595	268,105,981
ATM Small Cap Portfolio‡	52,685,089	524,293,480
EQ/AllianceBernstein Small Cap Growth Portfolio‡	17,662,551	277,084,431
EQ/AXA Franklin Small Cap Value Core Portfolio‡	9,722,341	89,664,579
EQ/BlackRock Basic Value Equity Portfolio‡	17,904,993	233,660,532
EQ/Boston Advisors Equity Income Portfolio‡	40,590,902	208,192,805
EQ/Core Bond Index Portfolio‡	134,002,841	1,337,534,730
EQ/Davis New York Venture Portfolio‡	463,553	4,287,759
EQ/GAMCO Small Company Value Portfolio‡	3,338,655	124,245,458
EQ/Global Multi-Sector Equity Portfolio‡	19,630,334	210,784,383
EQ/Intermediate Government Bond Index Portfolio‡	70,218,950	727,506,618
EQ/International Core PLUS Portfolio‡	18,151,945	140,112,641
EQ/International Equity Index Portfolio‡	15,591,475	113,771,575
EQ/International ETF Portfolio‡	19,028,739	110,385,398
EQ/International Value PLUS Portfolio‡	11,889,193	113,863,798
EQ/Large Cap Core PLUS Portfolio‡	24,758,476	163,379,128
EQ/Large Cap Growth Index Portfolio‡	25,824,732	228,709,209
EQ/Large Cap Growth PLUS Portfolio‡	27,468,103	448,359,304
EQ/Large Cap Value PLUS Portfolio‡	35,588,551	339,928,855

EQ/MFS International Growth Portfolio‡	48,868,865	$272,607,109
EQ/Mid Cap Index Portfolio‡	1,181,981	9,648,011
EQ/PIMCO Ultra Short Bond Portfolio‡	55,974,283	552,751,279
EQ/Small Company Index Portfolio‡	1,853,786	16,814,472
Multimanager Core Bond Portfolio‡	41,216,218	430,294,528
Multimanager International Equity Portfolio‡	16,108,505	142,919,990
Multimanager Large Cap Core Equity Portfolio‡	25,919,921	243,318,850
Multimanager Large Cap Value Portfolio‡	32,298,582	295,071,038
Multimanager Mid Cap Growth Portfolio*‡	1,983,180	16,927,863
Multimanager Mid Cap Value Portfolio‡	1,292,440	11,279,312
Multimanager Multi-Sector Bond Portfolio‡	34,533,660	135,515,802
Multimanager Small Cap Growth Portfolio*‡	21,437,026	161,096,383
Multimanager Small Cap Value Portfolio‡	11,352,803	111,321,790

Total Investments (100.0%) (Cost $10,586,858,730)		11,015,426,158
Other Assets Less Liabilities (0.0%)		2,666,956

Net Assets (100%)		$11,018,093,114

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
ATM International Portfolio(aa)	$1,186,959,563	$168,120,963	$105,564,765	$996,986,921	$45,653,987	$9,648,755
ATM Large Cap Portfolio(bb)	2,161,717,978	243,221,576	263,748,994	1,955,002,146	10,873,655	87,493,285
ATM Mid Cap Portfolio(cc)	410,108,651	30,921,295	106,607,619	268,105,981	481,209	40,747,466
ATM Small Cap Portfolio(dd)	614,732,837	105,870,415	81,893,450	524,293,480	739,541	34,314,815
EQ/AllianceBernstein Small Cap Growth Portfolio(ee)	254,471,203	56,769,794	20,005,264	277,084,431	—	12,246,008
EQ/AXA Franklin Small Cap Value Core Portfolio(ff)	116,516,333	829,740	16,581,637	89,664,579	348,069	148,203
EQ/BlackRock Basic Value Equity Portfolio(gg)	194,347,853	60,425,489	17,004,956	233,660,532	3,564,136	27,242
EQ/Boston Advisors Equity Income Portfolio(hh)	175,019,539	50,016,468	15,237,775	208,192,805	4,468,961	856,984
EQ/Core Bond Index Portfolio(ii)	1,648,458,812	55,417,278	415,770,984	1,337,534,730	28,495,212	(1,082,588)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Davis New York Venture Portfolio(jj)	$—	$4,024,338	$—	$4,287,759	$24,340	$—
EQ/GAMCO Small Company Value Portfolio(kk)	111,250,752	32,867,619	13,435,082	124,245,458	395,480	1,481,000
EQ/Global Multi-Sector Equity Portfolio(ll)	226,206,280	37,106,635	19,848,672	210,784,383	4,724,865	(134,015)
EQ/Intermediate Government Bond Index Portfolio(mm)	353,067,043	477,368,119	112,997,964	727,506,618	4,392,797	3,066,681
EQ/International Core PLUS Portfolio(nn)	178,487,551	5,327,865	9,656,651	140,112,641	4,888,920	265,604
EQ/International Equity Index Portfolio(oo)(a)	143,151,761	4,605,073	13,592,574	113,771,575	3,960,258	627,311
EQ/International ETF Portfolio(pp)	133,436,039	11,961,446	10,635,675	110,385,398	2,881,528	4,692,411
EQ/International Value PLUS Portfolio(qq)(b)	149,543,464	3,570,852	14,252,071	113,863,798	2,926,036	(32,185)
EQ/Large Cap Core PLUS Portfolio(rr)	185,728,270	8,424,456	15,596,431	163,379,128	2,248,715	5,951,562
EQ/Large Cap Growth Index Portfolio(ss)	267,046,495	9,957,345	42,075,181	228,709,209	2,623,585	11,566,958
EQ/Large Cap Growth PLUS Portfolio(tt)	458,827,290	47,222,578	39,503,749	448,359,304	3,010,226	1,930,292
EQ/Large Cap Value PLUS Portfolio(uu)	428,340,685	6,679,202	59,608,500	339,928,855	4,989,472	15,316,087
EQ/MFS International Growth Portfolio(vv)(c)	201,682,077	116,100,448	15,946,579	272,607,109	2,381,903	7,511,683
EQ/Mid Cap Index Portfolio(ww)	9,860,954	87,579	—	9,648,011	87,579	—
EQ/PIMCO Ultra Short Bond Portfolio(xx)	437,670,801	220,781,256	101,665,420	552,751,279	4,270,192	38,530
EQ/Small Company Index Portfolio(yy)	17,470,771	1,684,542	—	16,814,472	159,483	1,525,059
Multimanager Core Bond Portfolio(zz)	1,040,021,663	51,661,270	662,882,153	430,294,528	23,028,449	27,447,142
Multimanager International Equity Portfolio(aaa)	193,115,070	4,050,728	19,406,184	142,919,990	3,161,196	48,769
Multimanager Large Cap Core Equity Portfolio(bbb)	283,766,364	2,438,082	22,496,961	243,318,850	1,435,894	(99,844)
Multimanager Large Cap Value Portfolio(ccc)	386,307,846	5,291,040	78,549,525	295,071,038	3,962,563	(172,317)
Multimanager Mid Cap Growth Portfolio(ddd)	18,922,546	23,307	562,030	16,927,863	—	432
Multimanager Mid Cap Value Portfolio(eee)	13,402,371	45,271	373,669	11,279,312	29,733	1,306
Multimanager Multi-Sector Bond Portfolio(fff)	195,940,598	112,032,382	176,119,078	135,515,802	5,643,925	3,783,294
Multimanager Small Cap Growth Portfolio(ggg)	212,303,312	4,472,507	23,503,890	161,096,383	—	1,090,870
Multimanager Small Cap Value Portfolio(hhh)	168,811,470	961,596	47,425,290	111,321,790	398,353	(3,950,427)

	$12,576,694,242	$1,940,338,554	$2,542,548,773	$11,015,426,158	$176,250,262	$266,356,373

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(a)	Formerly known as EQ/AllianceBernstein International Portfolio.
(b)	Formerly known as EQ/BlackRock International Value Portfolio.
(c)	Formerly known as EQ/International Growth Portfolio.
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM International Portfolio for Class K in the amount of $1,045,029,019, representing 111,412,860 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Large Cap Portfolio for Class K in the amount of $1,921,103,534, representing 189,888,237 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Mid Cap Portfolio for Class K in the amount of $289,171,472, representing 30,723,285 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Small Cap Portfolio for Class K in the amount of $568,761,271, representing 57,453,537 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $256,188,993, representing 17,009,944 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AXA Franklin Small Cap Value Core Portfolio for Class K in the amount of $94,437,134, representing 10,733,208 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $205,983,265, representing 16,588,125 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $185,161,232, representing 37,969,453 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $1,431,182,211, representing 141,217,195 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Davis New York Venture Portfolio for Class K in the amount of $4,081,337, representing 460,973 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $121,919,188, representing 3,454,385 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $208,404,905, representing 18,387,697 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $271,371,722, representing 26,227,473 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $155,023,560, representing 18,113,564 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Equity Index Portfolio for Class K in the amount of $120,351,577, representing 15,492,660 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $117,801,461, representing 18,359,733 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $124,234,738, representing 11,919,910 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $162,632,094, representing 24,795,669 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth Index Portfolio for Class K in the amount of $216,933,172, representing 25,692,806 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $439,569,908, representing 27,353,167 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(uu)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $337,166,182, representing 36,136,701 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $218,367,738, representing 37,016,802 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ww)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Mid Cap Index Portfolio for Class K in the amount of $9,133,289, representing 1,170,839 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(xx)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $596,140,724, representing 59,816,231 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $15,582,103, representing 1,661,284 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(zz)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $841,468,468, representing 77,731,051 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $155,791,716, representing 16,188,720 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $247,642,587, representing 26,600,079 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ccc)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $292,130,773, representing 32,725,333 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ddd)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $17,200,527, representing 2,043,643 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(eee)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $11,734,131, representing 1,328,407 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(fff)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $299,991,721, representing 73,988,315 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ggg)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $171,676,049, representing 22,742,134 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hhh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Value Portfolio for Class K in the amount of $141,934,768, representing 14,871,145 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$11,015,426,158	$—	$11,015,426,158

Total Assets	$—	$11,015,426,158	$—	$11,015,426,158

Total Liabilities	$—	$—	$—	$—

Total	$—	$11,015,426,158	$—	$11,015,426,158

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$1,940,338,554
Net Proceeds of Sales and Redemptions:
Investment Companies	$2,624,091,985

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$832,933,277
Aggregate gross unrealized depreciation	(405,133,071)

Net unrealized appreciation	$427,800,206

Federal income tax cost of investments	$10,587,625,952

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $10,586,858,730)	$11,015,426,158
Cash	8,566,285
Receivable for securities sold	1,913,823
Receivable from Separate Accounts for Trust shares sold	693,397
Dividends, interest and other receivables	585
Other assets	10,763

Total assets	11,026,611,011

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,384,452
Distribution fees payable - Class B	2,269,471
Administrative fees payable	1,402,597
Investment management fees payable	933,213
Trustees’ fees payable	104,582
Accrued expenses	423,582

Total liabilities	8,517,897

NET ASSETS	$11,018,093,114

Net assets were comprised of:
Paid in capital	$14,522,688,586
Accumulated undistributed net investment income (loss)	94,158
Accumulated undistributed net realized gain (loss) on investments	(3,933,257,058)
Net unrealized appreciation (depreciation) on investments	428,567,428

Net assets	$11,018,093,114

Class A
Net asset value, offering and redemption price per share, $227,347,664 / 24,109,683 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.43

Class B
Net asset value, offering and redemption price per share, $10,719,110,804 / 1,136,444,414 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.43

Class K
Net asset value, offering and redemption price per share, $71,634,646 / 7,596,612 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$176,250,262
Interest	2,724

Total income	176,252,986

EXPENSES
Distribution fees - Class B	29,424,074
Administrative fees	18,171,728
Investment management fees	12,069,784
Recoupment fees	1,258,821
Printing and mailing expenses	774,989
Custodian fees	277,300
Professional fees	215,984
Trustees’ fees	160,521
Miscellaneous	157,069

Total expenses	62,510,270

NET INVESTMENT INCOME (LOSS)	113,742,716

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	81,543,212
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	184,813,161

Net realized gain (loss)	266,356,373

Net change in unrealized appreciation (depreciation) on securities	(959,057,865)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(692,701,492)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(578,958,776)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$113,742,716		$87,258,932
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	266,356,373		364,327,083
Net change in unrealized appreciation (depreciation) on investments	(959,057,865)		846,415,459

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(578,958,776)		1,298,001,474

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(4,006,170)		(6,045,165)
Class B	(161,339,663)		(197,818,217)
Class K†	(1,259,760)		—

	(166,605,593)		(203,863,382)

Distributions from net realized capital gains
Class A	(7,128,268)		(8,291,865)
Class B	(293,705,917)		(314,668,650)
Class K†	(1,069,426)		—

	(301,903,611)		(322,960,515)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(468,509,204)		(526,823,897)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,335,529 and 4,942,738 shares, respectively ]	44,756,707		49,059,435
Capital shares issued in reinvestment of dividends and distributions [ 1,180,300 and 1,402,482 shares, respectively ]	11,134,438		14,337,030
Capital shares repurchased [ (12,772,093) and (4,170,336) shares, respectively ]	(127,274,397	)(y)	(41,323,101)

Total Class A transactions	(71,383,252)		22,073,364

Class B
Capital shares sold [ 33,492,104 and 53,759,882 shares, respectively ]	347,698,103		535,722,261
Capital shares issued in reinvestment of dividends and distributions [ 48,297,080 and 50,164,327 shares, respectively ]	455,045,580		512,486,867
Capital shares repurchased [ (127,407,546) and (110,924,687) shares, respectively ]	(1,305,264,990)		(1,090,250,579)

Total Class B transactions	(502,521,307)		(42,041,451)

Class K†
Capital shares sold [ 7,456,178 and 0 shares, respectively ]	72,909,997	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 249,168 and 0 shares, respectively ]	2,329,186		—
Capital shares repurchased [ (108,734) and 0 shares, respectively ]	(1,032,893)		—

Total Class K transactions	74,206,290		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(499,698,269)		(19,968,087)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,547,166,249)		751,209,490
NET ASSETS:
Beginning of year	12,565,259,363		11,814,049,873

End of year (a)	$11,018,093,114		$12,565,259,363

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$94,158		$115,498

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the AXA Moderate-Plus Allocation Portfolio exchanged approximately 7,426,617 Class A shares for approximately 7,426,557 Class K shares. This exchange amounted to approximately $72,627,801.

See Notes to Financial Statements.

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AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008	2007
Net asset value, beginning of year	$10.35		$9.70		$8.76		$13.95	$13.89

Income (loss) from investment operations:
Net investment income (loss) (x)	0.09	(e)	0.10	(e)	0.15	(e)	0.25 (e)	0.32 (e)
Net realized and unrealized gain (loss) on investments	(0.58)		1.03		1.80		(4.55)	0.60

Total from investment operations	(0.49)		1.13		1.95		(4.30)	0.92

Less distributions:
Dividends from net investment income	(0.17)		(0.20)		(0.15)		(0.28)	(0.43)
Distributions from net realized gains	(0.26)		(0.28)		(0.86)		(0.61)	(0.43)

Total dividends and distributions	(0.43)		(0.48)		(1.01)		(0.89)	(0.86)

Net asset value, end of year	$9.43		$10.35		$9.70		$8.76	$13.95

Total return	(4.65)%		11.69%		22.34%		(31.63)%	6.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$227,348		$324,712		$283,013		$225,734	$198,686
Ratio of expenses to average net assets:
After waivers (f)	0.27	%(k)	0.26	%(j)	0.23	%(j)	0.10%	0.10%
Before waivers (f)	0.27%		0.27%		0.28%		0.27%	0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.92%		1.01%		1.57%		2.17%	2.20%
Before waivers (f)(x)	0.92%		1.00%		1.52%		2.00%	2.03%
Portfolio turnover rate	16%		20%		88%		35%	8%

	Year Ended December 31,
Class B	2011		2010		2009		2008	2007
Net asset value, beginning of year	$10.36		$9.70		$8.76		$13.95	$13.89

Income (loss) from investment operations:
Net investment income (loss) (x)	0.10	(e)	0.07	(e)	0.12	(e)	0.21 (e)	0.26 (e)
Net realized and unrealized gain (loss) on investments	(0.62)		1.04		1.81		(4.54)	0.62

Total from investment operations	(0.52)		1.11		1.93		(4.33)	0.88

Less distributions:
Dividends from net investment income	(0.15)		(0.17)		(0.13)		(0.25)	(0.39)
Distributions from net realized gains	(0.26)		(0.28)		(0.86)		(0.61)	(0.43)

Total dividends and distributions	(0.41)		(0.45)		(0.99)		(0.86)	(0.82)

Net asset value, end of year	$9.43		$10.36		$9.70		$8.76	$13.95

Total return	(4.98)%		11.52%		22.03%		(31.81)%	6.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,719,111		$12,240,547		$11,531,037		$8,914,572	$10,665,262
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(k)	0.51	%(j)	0.48	%(j)	0.35%	0.35%
Before waivers (f)	0.52%		0.52%		0.53%		0.52%	0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.93%		0.73%		1.31%		1.83%	1.83%
Before waivers (f)(x)	0.93%		0.72%		1.26%		1.65%	1.66%
Portfolio turnover rate	16%		20%		88%		35%	8%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.73

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)
Net realized and unrealized gain (loss) on investments	(0.15)

Total from investment operations	0.01

Less distributions:
Dividends from net investment income	(0.17)
Distributions from net realized gains	(0.14)

Total dividends and distributions	(0.31)

Net asset value, end of period	$9.43

Total return (b)	0.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,635
Ratio of expenses to average net assets:
After waivers (a)(f)	0.26	%(k)
Before waivers (a)(f)	0.26%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	20.10	%(l)
Before waivers (a)(f)(x)	20.10	%(l)
Portfolio turnover rate	16%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class A and 1.20% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.94% for Class A, 1.19% for Class B and 0.93% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	(7.19)%	(2.74)%	4.19%
Portfolio – Class B Shares	(7.43)	(2.99)	3.93
Portfolio – Class K Shares**	(7.19)	(2.74)	4.19
S&P 500 Index	2.11	(0.25)	4.98
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.61
MSCI EAFE Index	(12.14)	(4.72)	6.31

*    Date of inception 7/31/03.

**   Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performances of Class A shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (7.19)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•

As of December 31, 2011, the Portfolio’s equity allocation consisted of large cap growth stocks (17.5%), large cap value stocks (17.9%), international stocks (23.2%) and small and mid cap stocks (31.5%).

•	The Portfolio’s fixed-income allocation consisted of investment grade bonds (9.9%).

•

In line with broad market performance, the Portfolio’s holdings in small/mid and international stocks, along with its combination active/passive orientation, drove its performance in the fourth quarter. Overall, the international stock holdings detracted from performance, as did the allocation to small and mid cap stocks.

•

Certain underlying portfolios’ use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
ATM Large Cap Portfolio	23.3%
ATM International Portfolio	10.3
ATM Small Cap Portfolio	6.1
EQ/Large Cap Value PLUS Portfolio	5.5
EQ/Large Cap Growth PLUS Portfolio	4.8
Multimanager Large Cap Value Portfolio	4.6
EQ/Core Bond Index Portfolio	4.2
EQ/MFS International Growth Portfolio	3.5
EQ/Large Cap Growth Index Portfolio	3.3
ATM Mid Cap Portfolio	3.1
Multimanager Large Cap Core Equity Portfolio	2.9
EQ/AllianceBernstein Small Cap Growth Portfolio	2.7
EQ/GAMCO Small Company Value Portfolio	2.5
EQ/BlackRock Basic Value Equity Portfolio	2.1
EQ/International Value PLUS Portfolio	2.1
EQ/Large Cap Core PLUS Portfolio	2.0
EQ/Global Multi-Sector Equity Portfolio	2.0
Multimanager Small Cap Growth Portfolio	1.8
EQ/PIMCO Ultra Short Bond Portfolio	1.7
EQ/Intermediate Government Bond Index Portfolio	1.6
EQ/International Equity Index Portfolio	1.5
EQ/Boston Advisors Equity Income Portfolio	1.5
EQ/AXA Franklin Small Cap Value Core Portfolio	1.2
Multimanager Core Bond Portfolio	1.2
EQ/International Core PLUS Portfolio	1.1
Multimanager International Equity Portfolio	1.1
EQ/International ETF Portfolio	1.0
Multimanager Multi-Sector Bond Portfolio	0.4
Multimanager Mid Cap Growth Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
EQ/Small Company Index Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.2
EQ/Mid Cap Index Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$882.30	$1.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.85	1.37
Class B
Actual	1,000.00	880.91	2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.59	2.64
Class K†
Actual	1,000.00	1,001.15	0.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.85	1.37

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.27%, 0.52% and 0.27%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
ATM International Portfolio‡	39,660,204	$328,327,692
ATM Large Cap Portfolio‡	72,231,520	740,962,246
ATM Mid Cap Portfolio‡	10,629,850	99,548,247
ATM Small Cap Portfolio‡	19,371,562	192,775,299
EQ/AllianceBernstein Small Cap Growth Portfolio‡	5,572,680	87,422,409
EQ/AXA Franklin Small Cap Value Core Portfolio‡	4,232,567	39,034,978
EQ/BlackRock Basic Value Equity Portfolio‡	5,188,135	67,705,276
EQ/Boston Advisors Equity Income Portfolio‡	9,380,078	48,110,900
EQ/Core Bond Index Portfolio‡	13,387,744	133,628,309
EQ/GAMCO Small Company Value Portfolio‡	2,147,306	79,910,326
EQ/Global Multi-Sector Equity Portfolio‡	5,888,535	63,229,246
EQ/Intermediate Government Bond Index Portfolio‡	4,924,978	51,025,458
EQ/International Core PLUS Portfolio‡	4,646,471	35,865,538
EQ/International Equity Index Portfolio‡	6,621,589	48,317,982
EQ/International ETF Portfolio‡	5,552,524	32,210,099
EQ/International Value PLUS Portfolio‡	6,934,809	66,415,246
EQ/Large Cap Core PLUS Portfolio‡	9,598,736	63,341,261
EQ/Large Cap Growth Index Portfolio‡	12,009,640	106,359,874
EQ/Large Cap Growth PLUS Portfolio‡	9,321,302	152,150,759
EQ/Large Cap Value PLUS Portfolio‡	18,423,743	175,976,873
EQ/MFS International Growth Portfolio‡	20,103,782	112,145,717
EQ/Mid Cap Index Portfolio‡	590,191	4,817,479

EQ/PIMCO Ultra Short Bond Portfolio‡	5,360,016	$52,930,662
EQ/Small Company Index Portfolio‡	583,086	5,288,788
Multimanager Core Bond Portfolio‡	3,708,526	38,716,759
Multimanager International Equity Portfolio‡	3,838,662	34,057,885
Multimanager Large Cap Core Equity Portfolio‡	9,941,032	93,319,750
Multimanager Large Cap Value Portfolio‡	15,921,166	145,451,430
Multimanager Mid Cap Growth Portfolio*‡	663,008	5,659,251
Multimanager Mid Cap Value Portfolio‡	591,113	5,158,733
Multimanager Multi-Sector Bond Portfolio‡	2,912,739	11,430,071
Multimanager Small Cap Growth Portfolio*‡	7,757,422	58,295,987
Multimanager Small Cap Value Portfolio‡	543,318	5,327,599

Total Investments (99.9%) (Cost $2,985,801,774)		3,184,918,129
Other Assets Less Liabilities (0.1%)		2,154,809

Net Assets (100%)		$3,187,072,938

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
ATM International Portfolio(aa)	$407,401,323	$52,164,002	$46,448,853	$328,327,692	$14,746,022	$3,463,114
ATM Large Cap Portfolio(bb)	839,512,167	58,485,558	84,501,300	740,962,246	4,117,589	28,186,195
ATM Mid Cap Portfolio(cc)	139,441,858	15,180,576	30,013,094	99,548,247	196,392	13,258,911
ATM Small Cap Portfolio(dd)	245,456,790	18,645,136	29,997,605	192,775,299	281,374	12,603,373
EQ/AllianceBernstein Small Cap Growth Portfolio(ee)	93,111,530	5,977,208	6,711,374	87,422,409	—	4,578,203
EQ/AXA Franklin Small Cap Value Core Portfolio(ff)	47,142,364	1,889,441	5,534,822	39,034,978	151,343	44,011
EQ/BlackRock Basic Value Equity Portfolio(gg)	75,195,419	3,391,690	7,527,964	67,705,276	1,032,445	191,389
EQ/Boston Advisors Equity Income Portfolio(hh)	50,930,619	3,820,478	5,413,719	48,110,900	1,032,381	165,114
EQ/Core Bond Index Portfolio(ii)	175,280,039	8,428,091	55,135,298	133,628,309	2,843,338	(143,734)
EQ/GAMCO Small Company Value Portfolio(jj)	87,323,270	2,998,013	5,850,494	79,910,326	253,588	1,452,050

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Global Multi-Sector Equity Portfolio(kk)	$77,256,948	$3,745,733	$7,508,053	$63,229,246	$1,428,269	$(69,609)
EQ/Intermediate Government Bond Index Portfolio(ll)	21,897,913	34,416,085	6,005,983	51,025,458	307,037	233,434
EQ/International Core PLUS Portfolio(mm)	46,354,246	2,494,713	4,197,530	35,865,538	1,252,419	83,510
EQ/International Equity Index Portfolio(nn)	68,044,634	4,911,025	15,013,503	48,317,982	1,891,638	90,722
EQ/International ETF Portfolio(oo)	39,259,607	3,090,841	3,045,194	32,210,099	839,947	1,365,196
EQ/International Value PLUS Portfolio(pp)	85,345,340	4,723,922	9,125,234	66,415,246	1,704,534	(21,009)
EQ/Large Cap Core PLUS Portfolio(qq)	71,559,864	5,545,976	7,939,922	63,341,261	870,928	2,257,101
EQ/Large Cap Growth Index Portfolio(rr)	111,174,663	4,695,045	10,320,351	106,359,874	1,218,850	837,315
EQ/Large Cap Growth PLUS Portfolio(ss)	170,899,623	6,569,373	17,761,278	152,150,759	1,020,831	1,222,492
EQ/Large Cap Value PLUS Portfolio(tt)	203,255,187	9,033,343	21,603,797	175,976,873	2,579,541	3,127,183
EQ/MFS International Growth Portfolio(uu)	94,652,719	40,435,680	9,433,532	112,145,717	876,971	3,006,916
EQ/Mid Cap Index Portfolio(vv)	4,923,806	43,730	—	4,817,479	43,730	—
EQ/PIMCO Ultra Short Bond Portfolio(ww)	34,546,568	23,402,549	4,631,809	52,930,662	408,157	334
EQ/Small Company Index Portfolio(xx)	5,495,219	529,852	—	5,288,788	50,164	479,689
Multimanager Core Bond Portfolio(yy)	62,226,039	14,693,072	38,355,921	38,716,759	1,766,976	2,003,267
Multimanager International Equity Portfolio(zz)	44,869,258	2,203,073	4,580,846	34,057,885	754,658	68,182
Multimanager Large Cap Core Equity Portfolio(aaa)	108,295,755	4,026,250	11,218,102	93,319,750	550,055	(60,436)
Multimanager Large Cap Value Portfolio(bbb)	168,486,385	6,913,983	20,712,950	145,451,430	1,950,378	(911,906)
Multimanager Mid Cap Growth Portfolio(ccc)	6,285,988	25,069	168,513	5,659,251	—	32
Multimanager Mid Cap Value Portfolio(ddd)	6,049,284	30,288	112,333	5,158,733	13,575	30
Multimanager Multi-Sector Bond Portfolio(eee)	23,122,061	600,036	12,303,090	11,430,071	474,693	659,637
Multimanager Small Cap Growth Portfolio(fff)	73,973,718	2,400,682	6,896,927	58,295,987	—	260,608
Multimanager Small Cap Value Portfolio(ggg)	6,237,343	264,798	625,748	5,327,599	16,896	23,149

	$3,695,007,547	$345,775,311	$488,695,139	$3,184,918,129	$44,674,719	$78,454,463

(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM International Portfolio for Class K in the amount of $353,612,048, representing 37,699,364 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Large Cap Portfolio for Class K in the amount of $746,630,744, representing 73,799,456 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Mid Cap Portfolio for Class K in the amount of $111,491,993, representing 11,845,568 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in ATM Small Cap Portfolio for Class K in the amount of $207,296,283, representing 20,940,077 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AllianceBernstein Small Cap Growth Portfolio for Class K in the amount of $82,538,400, representing 5,480,226 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/AXA Franklin Small Cap Value Core Portfolio for Class K in the amount of $38,423,238, representing 4,366,975 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/BlackRock Basic Value Equity Portfolio for Class K in the amount of $65,380,990, representing 5,265,224 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Boston Advisors Equity Income Portfolio for Class K in the amount of $44,999,515, representing 9,227,671 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $140,424,506, representing 13,855,926 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/GAMCO Small Company Value Portfolio for Class K in the amount of $76,647,393, representing 2,171,681 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $67,233,530, representing 5,932,057 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Intermediate Government Bond Index Portfolio for Class K in the amount of $18,661,040, representing 1,803,548 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(mm)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Core PLUS Portfolio for Class K in the amount of $39,951,322, representing 4,668,070 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(nn)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Equity Index Portfolio for Class K in the amount of $57,479,909, representing 7,399,294 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(oo)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $34,275,744, representing 5,341,984 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(pp)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International Value PLUS Portfolio for Class K in the amount of $72,028,759, representing 6,910,920 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(qq)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Core PLUS Portfolio for Class K in the amount of $62,866,217, representing 9,584,885 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(rr)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth Index Portfolio for Class K in the amount of $102,843,157, representing 12,180,384 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ss)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Growth PLUS Portfolio for Class K in the amount of $154,541,236, representing 9,616,655 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(tt)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Large Cap Value PLUS Portfolio for Class K in the amount of $173,300,690, representing 18,573,972 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(uu)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/MFS International Growth Portfolio for Class K in the amount of $91,031,222, representing 15,431,239 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(vv)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Mid Cap Index Portfolio for Class K in the amount of $4,560,462, representing 584,627 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ww)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $55,356,380, representing 5,554,410 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(xx)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $4,901,164, representing 522,537 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(yy)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Core Bond Portfolio for Class K in the amount of $69,619,375, representing 6,431,123 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(zz)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager International Equity Portfolio for Class K in the amount of $37,449,313, representing 3,891,455 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(aaa)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Core Equity Portfolio for Class K in the amount of $94,727,579, representing 10,174,991 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bbb)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $142,919,097, representing 16,010,210 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ccc)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $5,714,165, representing 678,916 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ddd)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $5,298,872, representing 599,879 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(eee)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $24,094,275, representing 5,942,480 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(fff)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Growth Portfolio for Class K in the amount of $60,025,382, representing 7,951,635 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ggg)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Small Cap Value Portfolio for Class K in the amount of $5,168,700, representing 541,548 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,184,918,129	$—	$3,184,918,129

Total Assets	$—	$3,184,918,129	$—	$3,184,918,129

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,184,918,129	$—	$3,184,918,129

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$345,775,311
Net Proceeds of Sales and Redemptions:
Investment Companies	$502,162,181

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$316,278,790
Aggregate gross unrealized depreciation	(118,053,444)

Net unrealized appreciation	$198,225,346

Federal income tax cost of investments	$2,986,692,783

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,985,801,774)	$3,184,918,129
Cash	8,223,722
Receivable from Separate Accounts for Trust shares sold	771,050
Receivable for securities sold	172,620
Dividends, interest and other receivables	642
Other assets	3,107

Total assets	3,194,089,270

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	5,483,873
Distribution fees payable - Class B	653,080
Administrative fees payable	407,517
Investment management fees payable	269,835
Trustees’ fees payable	28,786
Accrued expenses	173,241

Total liabilities	7,016,332

NET ASSETS	$3,187,072,938

Net assets were comprised of:
Paid in capital	$4,534,032,277
Accumulated undistributed net investment income (loss)	3,157
Accumulated undistributed net realized gain (loss) on investments	(1,546,078,851)
Net unrealized appreciation (depreciation) on investments	199,116,355

Net assets	$3,187,072,938

Class A
Net asset value, offering and redemption price per share, $72,908,027 / 8,192,549 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.90

Class B
Net asset value, offering and redemption price per share, $3,088,209,476 / 346,958,009 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.90

Class K
Net asset value, offering and redemption price per share, $25,955,435 / 2,916,207 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$44,674,719
Interest	3,123

Total income	44,677,842

EXPENSES
Distribution fees - Class B	8,633,111
Administrative fees	5,381,448
Investment management fees	3,565,922
Recoupment fees	819,180
Printing and mailing expenses	231,673
Custodian fees	174,400
Professional fees	99,786
Trustees’ fees	47,630
Miscellaneous	46,690

Total expenses	18,999,840

NET INVESTMENT INCOME (LOSS)	25,678,002

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	13,467,042
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	64,987,421

Net realized gain (loss)	78,454,463

Net change in unrealized appreciation (depreciation) on securities	(367,169,590)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(288,715,127)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(263,037,125)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,678,002		$13,433,814
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	78,454,463		111,340,056
Net change in unrealized appreciation (depreciation) on investments	(367,169,590)		293,364,371

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(263,037,125)		418,138,241

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,210,418)		(1,944,297)
Class B	(43,050,855)		(51,708,195)
Class K†	(465,275)		—

	(44,726,548)		(53,652,492)

Distributions from net realized capital gains
Class A	(2,334,333)		(2,478,226)
Class B	(82,784,301)		(77,626,823)
Class K†	(426,476)		—

	(85,545,110)		(80,105,049)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(130,271,658)		(133,757,541)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,861,662 and 2,780,791 shares, respectively ]	18,575,568		26,112,718
Capital shares issued in reinvestment of dividends and distributions [ 399,279 and 446,428 shares, respectively ]	3,544,751		4,422,523
Capital shares repurchased [ (5,463,824) and (2,406,618) shares, respectively ]	(51,694,414	)(y)	(22,405,028)

Total Class A transactions	(29,574,095)		8,130,213

Class B
Capital shares sold [ 30,099,662 and 38,618,118 shares, respectively ]	300,404,981		363,955,617
Capital shares issued in reinvestment of dividends and distributions [ 14,196,753 and 13,065,650 shares, respectively ]	125,835,156		129,335,018
Capital shares repurchased [ (54,298,554) and (53,884,318) shares, respectively ]	(535,569,263)		(497,344,072)

Total Class B transactions	(109,329,126)		(4,053,437)

Class K†
Capital shares sold [ 3,109,150 and 0 shares, respectively ]	28,712,168	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 101,291 and 0 shares, respectively ]	891,751		—
Capital shares repurchased [ (294,234) and 0 shares, respectively ]	(2,618,969)		—

Total Class K transactions	26,984,950		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(111,918,271)		4,076,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	(505,227,054)		288,457,476
NET ASSETS:
Beginning of year	3,692,299,992		3,403,842,516

End of year (a)	$3,187,072,938		$3,692,299,992

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,157		$3,277

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the AXA Aggressive Allocation Portfolio exchanged approximately 3,092,346 Class A shares for approximately 3,092,354 Class K shares. This exchange amounted to approximately $28,560,857.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008	2007
Net asset value, beginning of year	$10.02		$9.20		$8.15		$14.68	$14.71

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.06	(e)	0.10	(e)	0.15 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	(0.80)		1.16		2.15		(5.71)	0.71

Total from investment operations	(0.73)		1.22		2.25		(5.56)	0.93

Less distributions:
Dividends from net investment income	(0.15)		(0.18)		(0.12)		(0.19)	(0.40)
Distributions from net realized gains	(0.24)		(0.22)		(1.08)		(0.78)	(0.56)

Total dividends and distributions	(0.39)		(0.40)		(1.20)		(0.97)	(0.96)

Net asset value, end of year	$8.90		$10.02		$9.20		$8.15	$14.68

Total return	(7.19)%		13.33%		27.56%		(39.05)%	6.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$72,908		$114,201		$97,335		$75,827	$97,742
Ratio of expenses to average net assets:
After waivers (f)	0.29	%(k)	0.28	%(j)	0.24	%(j)	0.10%	0.10%
Before waivers (f)	0.29%		0.28%		0.29%		0.28%	0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.66%		0.67%		1.18%		1.27%	1.41%
Before waivers (f)(x)	0.66%		0.67%		1.14%		1.09%	1.23%
Portfolio turnover rate	10%		15%		102%		39%	10%

	Year Ended December 31,
Class B	2011		2010		2009		2008	2007
Net asset value, beginning of year	$10.02		$9.21		$8.15		$14.68	$14.71

Income (loss) from investment operations:
Net investment income (loss) (x)	0.07	(e)	0.04	(e)	0.08	(e)	0.14 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments	(0.82)		1.14		2.15		(5.72)	0.71

Total from investment operations	(0.75)		1.18		2.23		(5.58)	0.89

Less distributions:
Dividends from net investment income	(0.13)		(0.15)		(0.09)		(0.17)	(0.36)
Distributions from net realized gains	(0.24)		(0.22)		(1.08)		(0.78)	(0.56)

Total dividends and distributions	(0.37)		(0.37)		(1.17)		(0.95)	(0.92)

Net asset value, end of year	$8.90		$10.02		$9.21		$8.15	$14.68

Total return	(7.43)%		12.92%		27.37%		(39.21)%	6.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,088,209		$3,578,099		$3,306,507		$2,426,997	$3,038,613
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(k)	0.53	%(j)	0.50	%(j)	0.35%	0.35%
Before waivers (f)	0.54%		0.53%		0.54%		0.53%	0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.71%		0.39%		0.97%		1.18%	1.17%
Before waivers (f)(x)	0.71%		0.39%		0.93%		1.01%	1.00%
Portfolio turnover rate	10%		15%		102%		39%	10%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)
Net realized and unrealized gain (loss) on investments	(0.14)

Total from investment operations	0.01

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.14)

Total dividends and distributions	(0.29)

Net asset value, end of period	$8.90

Total return (b)	0.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25,955
Ratio of expenses to average net assets:
After waivers (a)(f)	0.27	%(k)
Before waivers (a)(f)	0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	19.41	%(l)
Before waivers (a)(f)(x)	19.41	%(l)
Portfolio turnover rate	10%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class A and 1.25% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.98% for Class A, 1.23% for Class B and 0.96% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Advisors, LLC

➢	Goodman & Co. NY Ltd.

➢	Legg Mason Capital Management, Inc.

➢	Marsico Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(6.12)%	(1.87)%	1.40%	8.03%
Portfolio – Class B Shares**	(6.33)	(2.11)	1.15	7.79
Portfolio – Class K Shares***	(6.12)	(1.87)	1.40	8.03
Russell 3000® Growth Index	2.18	2.46	2.74	8.73
Volatility Managed Index – Large Cap Growth 3000	(1.47)	4.55	4.16	N/A

*    Date of inception 1/27/86.

**   Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (6.12)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 2.18%, and the Volatility Managed Index – Large Cap Growth 3000 returned (1.47)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, large capitalization U.S. growth equities, as measured by the Russell 3000® Growth Index, posted a meager return. For the benchmark, seven of the ten sectors posted positive returns, led by Utilities and Consumer Staples, while Materials and Industrials were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•

Stock selection within the Health Care sector was beneficial to the Portfolio. Specifically, holdings of Biogen Idec Inc. and UnitedHealth Group Inc. were the largest individual contributors to relative performance as both companies saw strong stock appreciation.

•

Other leading individual contributors included NetLogic Microsystems, Inc. (Information Technology sector), Starbucks Corp. (Consumer Discretionary sector), Goodrich Corp. (Industrials sector) and Alexion Pharmaceutical (Health Care sector).

What hurt performance during the year:

•	Stock selection within the Information Technology, Financials, and Energy sectors was the biggest detractor to the Portfolio’s relative performance.

•	A lack of exposure to Exxon Mobil (Energy sector), which was held by the benchmark, was a detriment to relative performance.

•	An underweight allocation to International Business Machines (Information Technology sector) penalized the Portfolio’s returns.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	24.6%
Consumer Discretionary	14.7
Health Care	12.6
Industrials	8.6
Energy	8.5
Consumer Staples	5.7
Materials	3.9
Financials	3.3
Telecommunication Services	0.6
Utilities	0.0 #
Cash and Other	17.5

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$881.03	$3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.83
Class B
Actual	1,000.00	880.00	4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.10
Class K†
Actual	1,000.00	1,032.06	2.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.75%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (0.3%)
Amerigon, Inc.*	1,800	$25,668
BorgWarner, Inc.*	9,273	591,061
Dana Holding Corp.*	9,800	119,070
Drew Industries, Inc.*	1,400	34,342
Gentex Corp.	11,900	352,121
Goodyear Tire & Rubber Co.*	20,593	291,803
Johnson Controls, Inc.	75,951	2,374,228
Tenneco, Inc.*	4,300	128,054

		3,916,347

Automobiles (0.5%)
Ford Motor Co.*	303,034	3,260,646
Harley-Davidson, Inc.	19,400	754,078
Tesla Motors, Inc.*	92,623	2,645,313

		6,660,037

Distributors (0.0%)
Genuine Parts Co.	3,100	189,720
LKQ Corp.*	12,018	361,501
Pool Corp.	3,200	96,320

		647,541

Diversified Consumer Services (0.2%)
American Public Education, Inc.*	1,643	71,109
Apollo Group, Inc., Class A*	26,551	1,430,302
Bridgepoint Education, Inc.*	1,425	32,775
DeVry, Inc.	5,346	205,607
Grand Canyon Education, Inc.*	2,000	31,920
H&R Block, Inc.	12,800	209,024
Hillenbrand, Inc.	3,408	76,066
ITT Educational Services, Inc.*	3,000	170,670
K12, Inc.*	2,197	39,414
Sotheby’s, Inc.	6,600	188,298
Steiner Leisure Ltd.*	800	36,312
Universal Technical Institute, Inc.*	1,961	25,062
Weight Watchers International, Inc.	1,968	108,260

		2,624,819

Hotels, Restaurants & Leisure (4.3%)
AFC Enterprises, Inc.*	1,100	16,170
Ambassadors Group, Inc.	1,500	6,765
Ameristar Casinos, Inc.	2,398	41,461
BJ’s Restaurants, Inc.*	94,000	4,260,080
Brinker International, Inc.	2,400	64,224
Carnival Corp.	37,300	1,217,472
CEC Entertainment, Inc.	2,094	72,138
Chipotle Mexican Grill, Inc.*	13,679	4,619,946
Choice Hotels International, Inc.	200	7,610
Cracker Barrel Old Country Store, Inc.	2,100	105,861
Ctrip.com International Ltd. (ADR)*	102,216	2,391,854
Darden Restaurants, Inc.	12,000	546,960
Denny’s Corp.*	7,700	28,952
DineEquity, Inc.*	2,200	92,862

Einstein Noah Restaurant Group, Inc.	200	$3,164
International Game Technology	10,953	188,392
Interval Leisure Group, Inc.*	3,592	48,887
Krispy Kreme Doughnuts, Inc.*	4,600	30,084
Las Vegas Sands Corp.*	52,573	2,246,444
Life Time Fitness, Inc.*	296	13,838
Marriott International, Inc., Class A	22,446	654,750
Marriott Vacations Worldwide Corp.*	2,244	38,507
McDonald’s Corp.	116,301	11,668,479
Morgans Hotel Group Co.*	1,800	10,620
Panera Bread Co., Class A*	28,500	4,031,325
Papa John’s International, Inc.*	1,400	52,752
Peet’s Coffee & Tea, Inc.*	1,100	68,948
Pinnacle Entertainment, Inc.*	3,134	31,841
Royal Caribbean Cruises Ltd.	5,400	133,758
Ruth’s Hospitality Group, Inc.*	900	4,473
Scientific Games Corp., Class A*	7,600	73,720
Shuffle Master, Inc.*	7,000	82,040
Sonic Corp.*	6,900	46,437
Starbucks Corp.	371,044	17,071,735
Starwood Hotels & Resorts Worldwide, Inc.	43,500	2,086,695
Texas Roadhouse, Inc.	6,300	93,870
Wynn Resorts Ltd.	55,963	6,183,352
Yum! Brands, Inc.	33,096	1,952,995

		60,289,461

Household Durables (0.1%)
Harman International Industries, Inc.	800	30,432
iRobot Corp.*	1,500	44,775
Leggett & Platt, Inc.	7,830	180,403
Tempur-Pedic International, Inc.*	6,368	334,511
Tupperware Brands Corp.	5,400	302,238
Universal Electronics, Inc.*	1,100	18,557

		910,916

Internet & Catalog Retail (2.1%)
1-800-FLOWERS.COM, Inc., Class A*	2,100	4,620
Amazon.com, Inc.*	75,608	13,087,745
Blue Nile, Inc.*	1,500	61,320
Expedia, Inc.	2,991	86,799
Groupon, Inc.*	63,200	1,303,816
HomeAway, Inc.*	36,200	841,650
Liberty Interactive Corp.*	185,995	3,015,909
Netflix, Inc.*	6,900	478,101
Nutrisystem, Inc.	2,500	32,325
Overstock.com, Inc.*	1,300	10,192
PetMed Express, Inc.	1,900	19,722
priceline.com, Inc.*	21,338	9,979,996
TripAdvisor, Inc.*	2,991	75,403

		28,997,598

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	11,075	353,182
Mattel, Inc.	18,383	510,312

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Polaris Industries, Inc.	3,800	$212,724
Smith & Wesson Holding Corp.*	8,200	35,752

		1,111,970

Media (3.0%)
AMC Networks, Inc., Class A*	33,922	1,274,789
Arbitron, Inc.	2,200	75,702
British Sky Broadcasting Group plc	275,930	3,138,904
Cablevision Systems Corp. - New York Group, Class A	199,190	2,832,482
CBS Corp., Class B	35,280	957,499
Charter Communications, Inc., Class A*	4,100	233,454
Comcast Corp., Class A	345,127	8,160,789
Crown Media Holdings, Inc., Class A*	400	484
Digital Generation, Inc.*	2,500	29,800
DIRECTV, Class A*	95,491	4,083,195
Discovery Communications, Inc., Class A*	19,800	811,206
DISH Network Corp., Class A	10,700	304,736
Global Sources Ltd.*	1,540	7,469
Interpublic Group of Cos., Inc.	13,300	129,409
John Wiley & Sons, Inc., Class A	3,300	146,520
Lamar Advertising Co., Class A*	300	8,250
Liberty Global, Inc., Class A*	29,695	1,218,386
Liberty Media Corp. - Liberty Capital*	27,383	2,137,243
Madison Square Garden Co., Class A*	39,747	1,138,354
McGraw-Hill Cos., Inc.	18,235	820,028
Morningstar, Inc.	600	35,670
National CineMedia, Inc.	224	2,778
Omnicom Group, Inc.	20,713	923,385
Regal Entertainment Group, Class A	4,227	50,470
Scripps Networks Interactive, Inc., Class A	7,366	312,466
Sirius XM Radio, Inc.*	320,700	583,674
Thomson Reuters Corp.	12,600	336,042
Time Warner Cable, Inc.	23,900	1,519,323
Time Warner, Inc.	134,282	4,852,951
Value Line, Inc.	100	1,028
Viacom, Inc., Class B	92,690	4,209,053
Virgin Media, Inc.	22,600	483,188
Walt Disney Co.	25,000	937,500
World Wrestling Entertainment, Inc., Class A	42,700	397,964

		42,154,191

Multiline Retail (0.7%)
99 Cents Only Stores*	3,796	83,322
Dollar General Corp.*	95,846	3,943,105
Dollar Tree, Inc.*	8,700	723,057
Family Dollar Stores, Inc.	8,703	501,815
Kohl’s Corp.	16,133	796,164
Macy’s, Inc.	51,080	1,643,754
Nordstrom, Inc.	11,173	555,410

Target Corp.	29,260	$1,498,697

		9,745,324

Specialty Retail (2.2%)
Aaron’s, Inc.	850	22,678
Abercrombie & Fitch Co., Class A	5,600	273,504
Advance Auto Parts, Inc.	7,600	529,188
Aeropostale, Inc.*	8,050	122,763
America’s Car-Mart, Inc.*	900	35,262
Ascena Retail Group, Inc.*	2,252	66,929
AutoNation, Inc.*	500	18,435
AutoZone, Inc.*	2,014	654,490
Bed Bath & Beyond, Inc.*	18,605	1,078,532
Buckle, Inc.	2,900	118,523
Cato Corp., Class A	2,606	63,065
Dick’s Sporting Goods, Inc.	7,400	272,912
DSW, Inc., Class A	600	26,526
Finish Line, Inc., Class A	1,100	21,214
Guess?, Inc.	5,200	155,064
hhgregg, Inc.*	1,000	14,450
Home Depot, Inc.	157,801	6,633,954
Limited Brands, Inc.	18,300	738,405
Lowe’s Cos., Inc.	176,100	4,469,418
Lumber Liquidators Holdings, Inc.*	2,000	35,320
O’Reilly Automotive, Inc.*	11,583	926,061
PetSmart, Inc.	10,600	543,674
Ross Stores, Inc.	16,800	798,504
Sally Beauty Holdings, Inc.*	1,963	41,478
Systemax, Inc.*	400	6,564
Tiffany & Co.	10,039	665,184
TJX Cos., Inc.	28,875	1,863,881
Tractor Supply Co.	76,282	5,351,182
Ulta Salon Cosmetics & Fragrance, Inc.*	86,200	5,596,104
Urban Outfitters, Inc.*	10,752	296,325
Zumiez, Inc.*	1,600	44,416

		31,484,005

Textiles, Apparel & Luxury Goods (1.2%)
Cherokee, Inc.	300	3,501
Coach, Inc.	21,614	1,319,319
Crocs, Inc.*	3,900	57,603
Deckers Outdoor Corp.*	2,800	211,596
Fossil, Inc.*	10,700	849,152
G-III Apparel Group Ltd.*	700	17,437
Hanesbrands, Inc.*	8,200	179,252
Liz Claiborne, Inc.*	6,868	59,271
Maidenform Brands, Inc.*	2,500	45,750
NIKE, Inc., Class B	74,540	7,183,420
Oxford Industries, Inc.	1,300	58,656
Ralph Lauren Corp.	6,768	934,525
Steven Madden Ltd.*	3,327	114,781
True Religion Apparel, Inc.*	2,344	81,056
Under Armour, Inc., Class A*	82,100	5,893,959

		17,009,278

Total Consumer Discretionary		205,551,487

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Consumer Staples (5.7%)
Beverages (1.7%)
Brown-Forman Corp., Class B	6,600	$531,366
Coca-Cola Bottling Co. Consolidated	300	17,565
Coca-Cola Co.	135,506	9,481,355
Coca-Cola Enterprises, Inc.	16,436	423,720
Diageo plc (ADR)	33,100	2,893,602
Dr. Pepper Snapple Group, Inc.	15,800	623,784
Hansen Natural Corp.*	5,600	515,984
National Beverage Corp.*	100	1,607
PepsiCo, Inc.	138,271	9,174,281

		23,663,264

Food & Staples Retailing (1.1%)
Arden Group, Inc., Class A	100	9,001
Costco Wholesale Corp.	31,169	2,597,001
Fresh Market, Inc.*	4,200	167,580
Kroger Co.	32,300	782,306
Pantry, Inc.*	300	3,591
Pricesmart, Inc.	1,200	83,508
Ruddick Corp.	3,500	149,240
Sysco Corp.	41,937	1,230,012
Walgreen Co.	59,264	1,959,268
Wal-Mart Stores, Inc.	92,505	5,528,099
Whole Foods Market, Inc.	51,364	3,573,907

		16,083,513

Food Products (1.2%)
Alico, Inc.	200	3,874
Bunge Ltd.	2,700	154,440
Campbell Soup Co.	10,850	360,654
ConAgra Foods, Inc.	5,600	147,840
Corn Products International, Inc.	4,400	231,396
Darling International, Inc.*	9,000	119,610
Flowers Foods, Inc.	7,650	145,197
General Mills, Inc.	77,366	3,126,360
Green Mountain Coffee Roasters, Inc.*	9,000	403,650
H.J. Heinz Co.	13,364	722,190
Hershey Co.	48,583	3,001,458
Hormel Foods Corp.	5,200	152,308
Kellogg Co.	16,303	824,443
Lifeway Foods, Inc.*	400	3,856
McCormick & Co., Inc. (Non-Voting)	5,449	274,738
Mead Johnson Nutrition Co.	84,275	5,792,221
Sara Lee Corp.	39,554	748,362
Smart Balance, Inc.*	3,900	20,904

		16,233,501

Household Products (0.5%)
Church & Dwight Co., Inc.	5,900	269,984
Colgate-Palmolive Co.	31,398	2,900,861
Kimberly-Clark Corp.	24,479	1,800,675
Procter & Gamble Co.	42,357	2,825,636

		7,797,156

Personal Products (0.1%)
Avon Products, Inc.	30,360	530,389
Estee Lauder Cos., Inc., Class A	7,714	866,436

Herbalife Ltd.	10,600	$547,702
Inter Parfums, Inc.	100	1,556
USANA Health Sciences, Inc.*	500	15,185

		1,961,268

Tobacco (1.1%)
Altria Group, Inc.	111,193	3,296,873
Philip Morris International, Inc.	143,834	11,288,092
Reynolds American, Inc.	7,300	302,366
Star Scientific, Inc.*	1,100	2,398

		14,889,729

Total Consumer Staples		80,628,431

Energy (8.5%)
Energy Equipment & Services (2.9%)
Baker Hughes, Inc.	12,300	598,272
Cameron International Corp.*	51,706	2,543,418
CARBO Ceramics, Inc.	1,400	172,662
Complete Production Services, Inc.*	5,600	187,936
Core Laboratories N.V.	3,800	433,010
Diamond Offshore Drilling, Inc.	2,300	127,098
Dresser-Rand Group, Inc.*	7,000	349,370
Dril-Quip, Inc.*	2,400	157,968
FMC Technologies, Inc.*	26,000	1,357,980
Halliburton Co.	232,954	8,039,242
Helmerich & Payne, Inc.	6,300	367,668
Lufkin Industries, Inc.	2,200	148,082
McDermott International, Inc.*	18,528	213,257
Nabors Industries Ltd.*	186,490	3,233,737
National Oilwell Varco, Inc.	57,631	3,918,332
Oceaneering International, Inc.	7,700	355,201
Oil States International, Inc.*	3,100	236,747
Patterson-UTI Energy, Inc.	5,500	109,890
Rowan Cos., Inc.*	2,183	66,210
RPC, Inc.	3,600	65,700
Schlumberger Ltd.	173,341	11,840,924
Superior Energy Services, Inc.*	5,700	162,108
TETRA Technologies, Inc.*	3,406	31,812
Tidewater, Inc.	3,000	147,900
Weatherford International Ltd.*	402,670	5,895,089

		40,759,613

Oil, Gas & Consumable Fuels (5.6%)
Alpha Natural Resources, Inc.*	9,000	183,870
Anadarko Petroleum Corp.	105,646	8,063,959
Apache Corp.	7,900	715,582
Apco Oil and Gas International, Inc.	1,200	98,064
Berry Petroleum Co., Class A	3,700	155,474
BPZ Resources, Inc.*	9,200	26,128
Cabot Oil & Gas Corp.	7,400	561,660
Cameco Corp.	86,120	1,554,466
Cheniere Energy, Inc.*	3,100	26,939
Chevron Corp.	8,900	946,960
Cimarex Energy Co.	16,500	1,021,350
Clean Energy Fuels Corp.*	4,600	57,316
Cobalt International Energy, Inc.*	12,100	187,792
Concho Resources, Inc.*	7,600	712,500
Consol Energy, Inc.	87,181	3,199,543

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Contango Oil & Gas Co.*	1,100	$63,998
Continental Resources, Inc.*	3,000	200,130
CVR Energy, Inc.*	6,000	112,380
Denbury Resources, Inc.*	295,587	4,463,364
El Paso Corp.	51,500	1,368,355
Energy XXI Bermuda Ltd.*	5,400	172,152
EOG Resources, Inc.	31,400	3,093,214
EQT Corp.	3,773	206,723
Exxon Mobil Corp.	249,286	21,129,481
Forest Oil Corp.*	6,000	81,300
FX Energy, Inc.*	3,300	15,840
Golar LNG Ltd.	2,400	106,680
Gulfport Energy Corp.*	3,600	106,020
HollyFrontier Corp.	13,510	316,134
Isramco, Inc.*	200	17,912
Kinder Morgan, Inc.	222,392	7,154,350
Kosmos Energy Ltd.*	8,400	102,984
McMoRan Exploration Co.*	9,800	142,590
Newfield Exploration Co.*	5,500	207,515
Noble Energy, Inc.	24,110	2,275,743
Northern Oil and Gas, Inc.*	1,700	40,766
Occidental Petroleum Corp.	100,853	9,449,926
Panhandle Oil and Gas, Inc., Class A	600	19,686
Peabody Energy Corp.	50,200	1,662,122
Pioneer Natural Resources Co.	6,700	599,516
QEP Resources, Inc.	9,900	290,070
Quicksilver Resources, Inc.*	10,400	69,784
Range Resources Corp.	25,667	1,589,814
Rex Energy Corp.*	1,400	20,664
Rosetta Resources, Inc.*	3,800	165,300
SandRidge Energy, Inc.*	29,200	238,272
SM Energy Co.	3,700	270,470
Southwestern Energy Co.*	24,488	782,147
Suncor Energy, Inc.	52,710	1,519,629
Syntroleum Corp.*	9,600	9,216
Ultra Petroleum Corp.*	12,600	373,338
VAALCO Energy, Inc.*	1,500	9,060
Valero Energy Corp.	69,580	1,464,659
Venoco, Inc.*	1,600	10,832
W&T Offshore, Inc.	2,400	50,904
Warren Resources, Inc.*	4,700	15,322
Whiting Petroleum Corp.*	8,400	392,196

		77,892,161

Total Energy		118,651,774

Financials (3.3%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	3,700	355,015
Apollo Global Management LLC, Class A	255,500	3,170,755
BGC Partners, Inc., Class A	1,500	8,910
BlackRock, Inc.	21,575	3,845,528
Charles Schwab Corp.	195,299	2,199,067
Cohen & Steers, Inc.	800	23,120
Diamond Hill Investment Group, Inc.	200	14,796
Duff & Phelps Corp., Class A	2,100	30,450
Eaton Vance Corp.	10,011	236,660
Epoch Holding Corp.	800	17,784

Federated Investors, Inc., Class B	6,200	$93,930
Franklin Resources, Inc.	22,215	2,133,973
GAMCO Investors, Inc., Class A	200	8,698
Greenhill & Co., Inc.	47,190	1,716,300
ICG Group, Inc.*	1,900	14,668
Lazard Ltd., Class A	6,900	180,159
LPL Investment Holdings, Inc.*	4,400	134,376
Pzena Investment Management, Inc., Class A	500	2,165
SEI Investments Co.	10,900	189,115
T. Rowe Price Group, Inc.	18,402	1,047,994
TD Ameritrade Holding Corp.	21,721	339,934
Waddell & Reed Financial, Inc., Class A	7,500	185,775
Westwood Holdings Group, Inc.	400	14,620

		15,963,792

Commercial Banks (0.4%)
Arrow Financial Corp.	954	22,362
Signature Bank/New York*	2,900	173,971
SY Bancorp, Inc.	100	2,053
U.S. Bancorp	64,642	1,748,566
Wells Fargo & Co.	131,793	3,632,215
Westamerica Bancorp	1,978	86,834

		5,666,001

Consumer Finance (0.6%)
American Express Co.	105,282	4,966,152
Discover Financial Services	6,500	156,000
EZCORP, Inc., Class A*	4,336	114,340
Green Dot Corp., Class A*	109,663	3,423,679

		8,660,171

Diversified Financial Services (0.3%)
Citigroup, Inc.	87,610	2,305,019
IntercontinentalExchange, Inc.*	4,995	602,147
Moody’s Corp.	16,426	553,228
MSCI, Inc., Class A*	8,741	287,841
NASDAQ OMX Group, Inc.*	6,700	164,217
NYSE Euronext	5,052	131,857

		4,044,309

Real Estate Investment Trusts (REITs) (0.6%)
Acadia Realty Trust (REIT)	1,300	26,182
Alexander’s, Inc. (REIT)	100	37,003
Associated Estates Realty Corp. (REIT)	700	11,165
Boston Properties, Inc. (REIT)	8,500	846,600
Camden Property Trust (REIT)	3,600	224,064
CBL & Associates Properties, Inc. (REIT)	8,500	133,450
Digital Realty Trust, Inc. (REIT)	6,711	447,422
DuPont Fabros Technology, Inc. (REIT)	600	14,532
Equity Lifestyle Properties, Inc. (REIT)	1,900	126,711
Equity Residential (REIT)	3,000	171,090
Essex Property Trust, Inc. (REIT)	1,300	182,663

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Federal Realty Investment Trust (REIT)	3,000	$272,250
Getty Realty Corp. (REIT)	1,000	13,950
Home Properties, Inc. (REIT)	2,800	161,196
Macerich Co. (REIT)	3,300	166,980
Mid-America Apartment Communities, Inc. (REIT)	1,500	93,825
Plum Creek Timber Co., Inc. (REIT)	5,200	190,112
Potlatch Corp. (REIT)	1,929	60,011
PS Business Parks, Inc. (REIT)	400	22,172
Public Storage (REIT)	9,030	1,214,174
Rayonier, Inc. (REIT)	8,700	388,281
Saul Centers, Inc. (REIT)	500	17,710
Simon Property Group, Inc. (REIT)	17,050	2,198,427
Tanger Factory Outlet Centers (REIT)	5,076	148,828
UDR, Inc. (REIT)	6,300	158,130
Universal Health Realty Income Trust (REIT)	900	35,100
Ventas, Inc. (REIT)	11,000	606,430
Vornado Realty Trust (REIT)	1,900	146,034
Washington Real Estate Investment Trust (REIT)	547	14,961
Weyerhaeuser Co. (REIT)	11,100	207,237

		8,336,690

Real Estate Management & Development (0.1%)
CBRE Group, Inc.*	23,591	359,055
Jones Lang LaSalle, Inc.	3,500	214,410
Tejon Ranch Co.*	900	22,032

		595,497

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	174,000	1,477,260
Hudson City Bancorp, Inc.	18,600	116,250
New York Community Bancorp, Inc.	112,500	1,391,625
People’s United Financial, Inc.	11,600	149,060
TrustCo Bank Corp./New York	2,100	11,781

		3,145,976

Total Financials		46,412,436

Health Care (12.6%)
Biotechnology (4.5%)
Affymax, Inc.*	900	5,949
Alexion Pharmaceuticals, Inc.*	115,796	8,279,414
Allos Therapeutics, Inc.*	7,600	10,792
Alnylam Pharmaceuticals, Inc.*	4,300	35,045
AMAG Pharmaceuticals, Inc.*	2,000	37,820
Amgen, Inc.	54,305	3,486,924
Amylin Pharmaceuticals, Inc.*	12,000	136,560
Ardea Biosciences, Inc.*	1,200	20,172
Arena Pharmaceuticals, Inc.*	7,588	14,190
ArQule, Inc.*	3,300	18,612
Array BioPharma, Inc.*	3,900	8,424
AVI BioPharma, Inc.*	15,200	11,324
BioCryst Pharmaceuticals, Inc.*	2,500	6,175
Biogen Idec, Inc.*	111,078	12,224,134
BioMarin Pharmaceutical, Inc.*	7,200	247,536

BioMimetic Therapeutics, Inc.*	34,618	$98,661
Celgene Corp.*	249,793	16,886,007
Celldex Therapeutics, Inc.*	1,200	3,120
Cepheid, Inc.*	73,294	2,522,047
Chelsea Therapeutics International Ltd.*	3,900	20,007
Codexis, Inc.*	149	790
Cubist Pharmaceuticals, Inc.*	131,500	5,210,030
Curis, Inc.*	9,800	45,864
Cytori Therapeutics, Inc.*	1,700	3,740
Dendreon Corp.*	11,619	88,304
Dyax Corp.*	4,500	6,120
Emergent Biosolutions, Inc.*	2,300	38,732
Enzon Pharmaceuticals, Inc.*	3,600	24,120
Exelixis, Inc.*	12,700	60,135
Genomic Health, Inc.*	81,865	2,078,552
Geron Corp.*	4,000	5,920
Gilead Sciences, Inc.*	67,264	2,753,116
Halozyme Therapeutics, Inc.*	8,500	80,835
Human Genome Sciences, Inc.*	61,192	452,209
Idenix Pharmaceuticals, Inc.*	2,000	14,890
Immunogen, Inc.*	17,300	200,334
Immunomedics, Inc.*	5,300	17,649
Incyte Corp.*	6,200	93,062
InterMune, Inc.*	4,700	59,220
Isis Pharmaceuticals, Inc.*	39,560	285,228
Lexicon Pharmaceuticals, Inc.*	1,900	2,451
Ligand Pharmaceuticals, Inc., Class B*	1,383	16,416
MannKind Corp.*	4,949	12,372
Medivation, Inc.*	3,400	156,774
Metabolix, Inc.*	1,500	6,825
Micromet, Inc.*	4,528	32,556
Momenta Pharmaceuticals, Inc.*	4,500	78,255
Myriad Genetics, Inc.*	78,700	1,647,978
Nabi Biopharmaceuticals*	400	752
Neurocrine Biosciences, Inc.*	3,100	26,350
Novavax, Inc.*	4,700	5,922
NPS Pharmaceuticals, Inc.*	3,800	25,042
Onyx Pharmaceuticals, Inc.*	4,500	197,775
Opko Health, Inc.*	3,900	19,110
Orexigen Therapeutics, Inc.*	1,600	2,576
Osiris Therapeutics, Inc.*	1,200	6,420
PDL BioPharma, Inc.	14,400	89,280
Pharmasset, Inc.*	5,200	666,640
Progenics Pharmaceuticals, Inc.*	2,200	18,788
Regeneron Pharmaceuticals, Inc.*	5,200	288,236
Rigel Pharmaceuticals, Inc.*	3,000	23,670
Sangamo BioSciences, Inc.*	3,000	8,520
Sciclone Pharmaceuticals, Inc.*	5,800	24,882
Seattle Genetics, Inc.*	9,600	160,464
SIGA Technologies, Inc.*	2,771	6,983
Spectrum Pharmaceuticals, Inc.*	3,469	50,751
Synta Pharmaceuticals Corp.*	1,400	6,538
United Therapeutics Corp.*	4,142	195,709
Vanda Pharmaceuticals, Inc.*	2,614	12,443
Vertex Pharmaceuticals, Inc.*	105,810	3,513,950
Vical, Inc.*	6,900	30,429

		62,926,620

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (2.4%)
Abaxis, Inc.*	2,700	$74,709
ABIOMED, Inc.*	2,800	51,716
Accuray, Inc.*	3,410	14,424
Align Technology, Inc.*	7,000	166,075
Analogic Corp.	1,100	63,052
Atrion Corp.	100	24,023
Baxter International, Inc.	49,114	2,430,161
Becton, Dickinson and Co.	16,525	1,234,748
C.R. Bard, Inc.	6,053	517,532
CareFusion Corp.*	6,600	167,706
Cerus Corp.*	498,150	1,394,820
Conceptus, Inc.*	3,800	48,032
Cooper Cos., Inc.	2,200	155,144
Covidien plc	77,795	3,501,553
CryoLife, Inc.*	2,300	11,040
Cyberonics, Inc.*	3,500	117,250
DENTSPLY International, Inc.	18,800	657,812
DexCom, Inc.*	5,033	46,857
Edwards Lifesciences Corp.*	16,096	1,137,987
Endologix, Inc.*	5,900	67,732
Exactech, Inc.*	600	9,882
GenMark Diagnostics, Inc.*	100,000	412,000
Gen-Probe, Inc.*	4,200	248,304
Given Imaging Ltd.*	163,579	2,851,182
Hansen Medical, Inc.*	1,400	3,612
HeartWare International, Inc.*	800	55,200
Hill-Rom Holdings, Inc.	3,581	120,644
ICU Medical, Inc.*	1,176	52,920
IDEXX Laboratories, Inc.*	5,000	384,800
Insulet Corp.*	3,600	67,788
Integra LifeSciences Holdings Corp.*	2,300	70,909
Intuitive Surgical, Inc.*	17,056	7,897,099
Invacare Corp.	1,700	25,993
IRIS International, Inc.*	1,500	14,025
Kensey Nash Corp.*	600	11,514
MAKO Surgical Corp.*	2,600	65,546
Medtronic, Inc.	140,002	5,355,076
Merit Medical Systems, Inc.*	4,500	60,210
Natus Medical, Inc.*	2,200	20,746
Neogen Corp.*	1,800	55,152
NxStage Medical, Inc.*	1,200	21,336
OraSure Technologies, Inc.*	3,600	32,796
Orthofix International N.V.*	1,609	56,685
Quidel Corp.*	2,300	34,799
ResMed, Inc.*	13,000	330,200
RTI Biologics, Inc.*	4,400	19,536
Sirona Dental Systems, Inc.*	4,000	176,160
SonoSite, Inc.*	1,400	75,404
Spectranetics Corp.*	2,600	18,772
St. Jude Medical, Inc.	23,111	792,707
Stereotaxis, Inc.*	2,500	2,059
Stryker Corp.	37,003	1,839,419
Synovis Life Technologies, Inc.*	900	25,047
Thoratec Corp.*	4,700	157,732
Varian Medical Systems, Inc.*	8,313	558,052
Volcano Corp.*	2,500	59,475
Zoll Medical Corp.*	1,700	107,406

		33,972,560

Health Care Providers & Services (1.3%)
Air Methods Corp.*	900	$76,005
Alliance HealthCare Services, Inc.*	1,900	2,394
AMERIGROUP Corp.*	2,400	141,792
AmerisourceBergen Corp.	21,999	818,143
AMN Healthcare Services, Inc.*	2,600	11,518
Bio-Reference Labs, Inc.*	1,800	29,286
BioScrip, Inc.*	4,447	24,281
Brookdale Senior Living, Inc.*	6,700	116,513
Cardinal Health, Inc.	12,500	507,625
CardioNet, Inc.*	2,261	5,358
Catalyst Health Solutions, Inc.*	3,000	156,000
Chindex International, Inc.*	900	7,668
Corvel Corp.*	700	36,197
DaVita, Inc.*	6,831	517,858
Emeritus Corp.*	1,600	28,016
Ensign Group, Inc.	1,800	44,100
Express Scripts, Inc.*	58,574	2,617,672
HCA Holdings, Inc.*	5,800	127,774
Health Management Associates, Inc., Class A*	18,000	132,660
Healthspring, Inc.*	3,500	190,890
Henry Schein, Inc.*	3,517	226,600
IPC The Hospitalist Co., Inc.*	1,517	69,357
Laboratory Corp. of America Holdings*	7,381	634,545
Landauer, Inc.	400	20,600
Lincare Holdings, Inc.	7,400	190,254
McKesson Corp.	40,758	3,175,456
Medco Health Solutions, Inc.*	27,391	1,531,157
MEDNAX, Inc.*	2,751	198,099
MWI Veterinary Supply, Inc.*	1,400	93,016
National Research Corp.	100	3,881
Providence Service Corp.*	800	11,008
Quest Diagnostics, Inc.	9,113	529,101
Tenet Healthcare Corp.*	31,500	161,595
U.S. Physical Therapy, Inc.	1,000	19,680
UnitedHealth Group, Inc.	102,895	5,214,719
Universal Health Services, Inc., Class B	6,434	250,025

		17,920,843

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	9,525	180,404
athenahealth, Inc.*	63,159	3,102,370
Cerner Corp.*	11,600	710,500
Computer Programs & Systems, Inc.	1,300	66,443
MedAssets, Inc.*	4,765	44,076
Omnicell, Inc.*	2,500	41,300
Quality Systems, Inc.	3,800	140,562
SXC Health Solutions Corp.*	5,200	293,696

		4,579,351

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.*	24,626	860,186
Charles River Laboratories International, Inc.*	300	8,199
Complete Genomics, Inc.*	96,000	281,280
Compugen Ltd.*	144,885	717,181
Covance, Inc.*	37,051	1,693,971

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Enzo Biochem, Inc.*	2,000	$4,480
eResearchTechnology, Inc.*	3,500	16,415
Illumina, Inc.*	128,652	3,921,313
Life Technologies Corp.*	2,892	112,528
Luminex Corp.*	5,000	106,150
Mettler-Toledo International, Inc.*	2,900	428,359
Sequenom, Inc.*	4,900	21,805
Techne Corp.	3,200	218,432
Waters Corp.*	6,500	481,325

		8,871,624

Pharmaceuticals (3.5%)
Abbott Laboratories, Inc.	153,391	8,625,176
Acura Pharmaceuticals, Inc.*	700	2,443
Akorn, Inc.*	4,600	51,152
Allergan, Inc.	75,752	6,646,481
Bristol-Myers Squibb Co.	87,504	3,083,641
Cadence Pharmaceuticals, Inc.*	2,900	11,455
Depomed, Inc.*	4,100	21,238
Durect Corp.*	6,600	7,788
Eli Lilly and Co.	74,977	3,116,044
Endo Pharmaceuticals Holdings, Inc.*	8,300	286,599
Forest Laboratories, Inc.*	133,295	4,033,507
Hospira, Inc.*	9,985	303,244
Impax Laboratories, Inc.*	5,689	114,747
Johnson & Johnson	81,730	5,359,853
MAP Pharmaceuticals, Inc.*	600	7,902
Medicines Co.*	4,200	78,288
Mylan, Inc.*	28,265	606,567
Novartis AG (ADR)	14,400	823,248
Obagi Medical Products, Inc.*	1,400	14,224
Optimer Pharmaceuticals, Inc.*	3,700	45,288
Pain Therapeutics, Inc.*	2,800	10,640
Perrigo Co.	6,900	671,370
Pozen, Inc.*	2,100	8,295
Questcor Pharmaceuticals, Inc.*	113,400	4,715,172
Roche Holding AG (ADR)	43,400	1,846,670
Salix Pharmaceuticals Ltd.*	76,100	3,641,385
Santarus, Inc.*	5,801	19,201
Sucampo Pharmaceuticals, Inc., Class A*	700	3,101
Teva Pharmaceutical Industries Ltd. (ADR)	14,700	593,292
Valeant Pharmaceuticals International, Inc.*	32,750	1,529,098
Vivus, Inc.*	8,400	81,900
Warner Chilcott plc, Class A*	122,690	1,856,300
Watson Pharmaceuticals, Inc.*	8,500	512,890
XenoPort, Inc.*	3,500	13,335

		48,741,534

Total Health Care		177,012,532

Industrials (8.6%)
Aerospace & Defense (2.1%)
Aerovironment, Inc.*	1,700	53,499
BE Aerospace, Inc.*	6,500	251,615
Boeing Co.	70,699	5,185,772
Cubic Corp.	1,439	62,726
DigitalGlobe, Inc.*	1,478	25,289

GenCorp, Inc.*	4,600	$24,472
GeoEye, Inc.*	1,673	37,174
Goodrich Corp.	2,954	365,410
HEICO Corp.	3,000	175,440
Honeywell International, Inc.	55,971	3,042,024
L-3 Communications Holdings, Inc.	35,065	2,338,134
Lockheed Martin Corp.	17,168	1,388,891
National Presto Industries, Inc.	459	42,962
Precision Castparts Corp.	51,402	8,470,535
Rockwell Collins, Inc.	10,989	608,461
Spirit AeroSystems Holdings, Inc., Class A*	3,446	71,608
Taser International, Inc.*	5,100	26,112
Teledyne Technologies, Inc.*	1,000	54,850
TransDigm Group, Inc.*	3,472	332,201
United Technologies Corp.	95,247	6,961,603

		29,518,778

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	11,711	817,193
Expeditors International of Washington, Inc.	15,083	617,800
FedEx Corp.	1,700	141,967
Forward Air Corp.	1,173	37,595
Hub Group, Inc., Class A*	1,900	61,617
United Parcel Service, Inc., Class B	70,148	5,134,132
UTi Worldwide, Inc.	2,100	27,909

		6,838,213

Airlines (0.2%)
Allegiant Travel Co.*	1,415	75,476
AMR Corp.*	16,068	5,624
Copa Holdings S.A., Class A	400	23,468
Delta Air Lines, Inc.*	36,141	292,381
Southwest Airlines Co.	162,800	1,393,568
United Continental Holdings, Inc.*	22,652	427,443

		2,217,960

Building Products (0.0%)
AAON, Inc.	1,650	33,809
Armstrong World Industries, Inc.*	1,200	52,644
Masco Corp.	25,475	266,978
Trex Co., Inc.*	1,900	43,529
USG Corp.*	600	6,096

		403,056

Commercial Services & Supplies (0.2%)
ABM Industries, Inc.	1,120	23,094
American Reprographics Co.*	3,000	13,770
Avery Dennison Corp.	2,045	58,651
Cenveo, Inc.*	3,900	13,260
Clean Harbors, Inc.*	3,400	216,682
Copart, Inc.*	5,769	276,278
Covanta Holding Corp.	200	2,738
Deluxe Corp.	3,500	79,660
EnerNOC, Inc.*	1,185	12,881
Healthcare Services Group, Inc.	7,800	137,982
InnerWorkings, Inc.*	2,600	24,206

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Interface, Inc., Class A	4,300	$49,622
Iron Mountain, Inc.	15,393	474,104
KAR Auction Services, Inc.*	100	1,350
Knoll, Inc.	6,000	89,100
Mine Safety Appliances Co.	2,266	75,050
Multi-Color Corp.	800	20,584
NL Industries, Inc.	300	3,891
Portfolio Recovery Associates, Inc.*	1,811	122,279
Standard Parking Corp.*	500	8,935
Stericycle, Inc.*	7,300	568,816
Sykes Enterprises, Inc.*	4,302	67,369
Team, Inc.*	1,500	44,625
U.S. Ecology, Inc.	1,300	24,414
Waste Connections, Inc.	7,756	257,034

		2,666,375

Construction & Engineering (0.5%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	4,000	151,200
Fluor Corp.	38,750	1,947,188
Furmanite Corp.*	2,200	13,882
MYR Group, Inc.*	1,650	31,581
Quanta Services, Inc.*	78,250	1,685,505
Shaw Group, Inc.*	134,018	3,605,084

		7,434,440

Electrical Equipment (0.5%)
A123 Systems, Inc.*	463,020	745,462
Acuity Brands, Inc.	2,600	137,800
AMETEK, Inc.	13,810	581,401
AZZ, Inc.	1,149	52,211
Babcock & Wilcox Co.*	9,264	223,633
Broadwind Energy, Inc.*	3,167	2,153
Cooper Industries plc	7,700	416,955
Emerson Electric Co.	53,354	2,485,763
General Cable Corp.*	400	10,004
GrafTech International Ltd.*	5,547	75,716
II-VI, Inc.*	4,400	80,784
Polypore International, Inc.*	2,800	123,172
PowerSecure International, Inc.*	1,400	6,930
Rockwell Automation, Inc.	9,900	726,363
Roper Industries, Inc.	7,172	623,032
Thomas & Betts Corp.*	1,760	96,096
Vicor Corp.	1,600	12,736

		6,400,211

Industrial Conglomerates (1.3%)
3M Co.	64,468	5,268,970
Carlisle Cos., Inc.	1,675	74,203
Danaher Corp.	156,287	7,351,740
General Electric Co.	85,040	1,523,066
Raven Industries, Inc.	1,300	80,470
Tyco International Ltd.	96,265	4,496,538

		18,794,987

Machinery (2.1%)
Actuant Corp., Class A	3,923	89,013
Ampco-Pittsburgh Corp.	500	9,670
Caterpillar, Inc.	44,170	4,001,802
CLARCOR, Inc.	2,298	114,877

Colfax Corp.*	1,700	$48,416
Cummins, Inc.	75,602	6,654,488
Deere & Co.	29,867	2,310,212
Donaldson Co., Inc.	6,600	449,328
Dover Corp.	31,051	1,802,511
Dynamic Materials Corp.	1,000	19,780
Eaton Corp.	87,663	3,815,970
Flow International Corp.*	3,100	10,850
Flowserve Corp.	3,393	336,993
Gardner Denver, Inc.	4,100	315,946
Gorman-Rupp Co.	1,500	40,725
Graco, Inc.	4,610	188,503
Graham Corp.	800	17,952
Harsco Corp.	100	2,058
IDEX Corp.	5,600	207,816
Illinois Tool Works, Inc.	31,200	1,457,352
Ingersoll-Rand plc	18,700	569,789
Joy Global, Inc.	7,933	594,737
Kennametal, Inc.	1,300	47,476
Lindsay Corp.	1,000	54,890
Manitowoc Co., Inc.	2,900	26,651
Met-Pro Corp.	1,200	10,848
Nordson Corp.	4,920	202,606
Omega Flex, Inc.*	300	4,239
PACCAR, Inc.	25,818	967,400
Pall Corp.	49,645	2,837,212
Parker Hannifin Corp.	4,800	366,000
PMFG, Inc.*	1,100	21,461
RBC Bearings, Inc.*	1,800	75,060
Sauer-Danfoss, Inc.*	800	28,968
SPX Corp.	2,200	132,594
Stanley Black & Decker, Inc.	17,550	1,186,380
Sun Hydraulics Corp.	1,350	31,630
Tennant Co.	2,300	89,401
Timken Co.	4,500	174,195
Valmont Industries, Inc.	1,600	145,264
WABCO Holdings, Inc.*	4,600	199,640
Wabtec Corp.	3,400	237,830

		29,898,533

Marine (0.0%)
Kirby Corp.*	1,037	68,276

Professional Services (0.2%)
Acacia Research Corp. - Acacia Technologies*	3,307	120,739
Advisory Board Co.*	1,300	96,473
CDI Corp.	100	1,381
CoStar Group, Inc.*	2,400	160,152
CRA International, Inc.*	600	11,904
Dun & Bradstreet Corp.	4,249	317,953
Exponent, Inc.*	1,800	82,746
Huron Consulting Group, Inc.*	2,700	104,598
ICF International, Inc.*	909	22,525
IHS, Inc., Class A*	4,130	355,841
Insperity, Inc.	2,600	65,910
Korn/Ferry International*	300	5,118
Nielsen Holdings N.V.*	5,200	154,388
Robert Half International, Inc.	13,212	376,013
Towers Watson & Co., Class A	2,500	149,825
Verisk Analytics, Inc., Class A*	9,800	393,274

		2,418,840

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Road & Rail (0.8%)
Avis Budget Group, Inc.*	6,628	$71,052
Celadon Group, Inc.	2,003	23,655
Con-way, Inc.	2,020	58,903
CSX Corp.	78,500	1,653,210
Genesee & Wyoming, Inc., Class A*	2,800	169,624
Heartland Express, Inc.	2,800	40,012
Hertz Global Holdings, Inc.*	17,400	203,928
J.B. Hunt Transport Services, Inc.	7,723	348,076
Kansas City Southern*	5,000	340,050
Marten Transport Ltd.	1,496	26,913
Old Dominion Freight Line, Inc.*	571	23,143
Union Pacific Corp.	71,121	7,534,559
Zipcar, Inc.*	43,800	587,796

		11,080,921

Trading Companies & Distributors (0.2%)
Beacon Roofing Supply, Inc.*	3,481	70,421
Fastenal Co.	36,908	1,609,558
Houston Wire & Cable Co.	1,400	19,348
Kaman Corp.	2,098	57,317
MSC Industrial Direct Co., Inc., Class A	3,700	264,735
TAL International Group, Inc.	300	8,637
Titan Machinery, Inc.*	600	13,038
W.W. Grainger, Inc.	4,102	767,853
WESCO International, Inc.*	3,000	159,030

		2,969,937

Total Industrials		120,710,527

Information Technology (24.6%)
Communications Equipment (3.0%)
Acme Packet, Inc.*	3,800	117,458
ADTRAN, Inc.	4,400	132,704
Anaren, Inc.*	1,339	22,254
Arris Group, Inc.*	27,371	296,154
Aruba Networks, Inc.*	6,200	114,824
Ciena Corp.*	2,836	34,316
Cisco Systems, Inc.	224,460	4,058,237
Digi International, Inc.*	400	4,464
F5 Networks, Inc.*	86,160	9,143,299
Harmonic, Inc.*	6,860	34,574
Harris Corp.	3,369	121,419
Infinera Corp.*	10,300	64,684
InterDigital, Inc.	3,100	135,067
Ixia*	2,100	22,071
JDS Uniphase Corp.*	17,800	185,832
Juniper Networks, Inc.*	262,795	5,363,646
Loral Space & Communications, Inc.*	1,058	68,643
NETGEAR, Inc.*	500	16,785
Oplink Communications, Inc.*	600	9,882
Polycom, Inc.*	14,000	228,200
QUALCOMM, Inc.	396,377	21,681,822
Riverbed Technology, Inc.*	10,900	256,150
ShoreTel, Inc.*	3,000	19,140
ViaSat, Inc.*	2,361	108,889

		42,240,514

Computers & Peripherals (5.7%)
3D Systems Corp.*	2,600	$37,440
Apple, Inc.*	128,373	51,991,065
Dell, Inc.*	85,860	1,256,132
EMC Corp.*	412,827	8,892,293
Fusion-io, Inc.*	190,910	4,620,022
Immersion Corp.*	1,200	6,216
NCR Corp.*	11,360	186,986
NetApp, Inc.*	92,145	3,342,099
Novatel Wireless, Inc.*	3,014	9,434
SanDisk Corp.*	90,315	4,444,401
Seagate Technology plc	147,825	2,424,330
Silicon Graphics International Corp.*	204,523	2,343,834
STEC, Inc.*	3,341	28,699
Stratasys, Inc.*	1,700	51,697
Super Micro Computer, Inc.*	1,600	25,088

		79,659,736

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	14,660	665,417
Anixter International, Inc.*	200	11,928
Badger Meter, Inc.	1,800	52,974
Brightpoint, Inc.*	4,906	52,789
Cognex Corp.	607	21,724
Daktronics, Inc.	2,700	25,839
Dolby Laboratories, Inc., Class A*	17,500	533,925
DTS, Inc.*	1,400	38,136
Echelon Corp.*	2,400	11,688
FARO Technologies, Inc.*	1,400	64,400
FEI Co.*	4,106	167,443
FLIR Systems, Inc.	12,888	323,102
IPG Photonics Corp.*	1,600	54,192
Jabil Circuit, Inc.	11,300	222,158
Maxwell Technologies, Inc.*	1,500	24,360
MTS Systems Corp.	500	20,375
Multi-Fineline Electronix, Inc.*	1,300	26,715
National Instruments Corp.	6,500	168,675
OSI Systems, Inc.*	1,000	48,780
Plexus Corp.*	1,118	30,611
Power-One, Inc.*	400	1,564
Rofin-Sinar Technologies, Inc.*	1,083	24,747
TE Connectivity Ltd.	49,780	1,533,722
Trimble Navigation Ltd.*	10,300	447,020
Universal Display Corp.*	2,300	84,387

		4,656,671

Internet Software & Services (4.4%)
Akamai Technologies, Inc.*	19,619	633,301
Baidu, Inc. (ADR)*	65,359	7,612,363
comScore, Inc.*	1,500	31,800
Constant Contact, Inc.*	2,900	67,309
Cornerstone OnDemand, Inc.*	171,753	3,132,775
DealerTrack Holdings, Inc.*	4,700	128,122
Dice Holdings, Inc.*	1,300	10,777
Digital River, Inc.*	3,675	55,199
eBay, Inc.*	163,298	4,952,828
Equinix, Inc.*	19,610	1,988,454
Google, Inc., Class A*	43,929	28,373,741
InfoSpace, Inc.*	1,600	17,584

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

j2 Global, Inc.	4,900	$137,886
Keynote Systems, Inc.	200	4,108
Limelight Networks, Inc.*	1,300	3,848
LinkedIn Corp., Class A*	23,097	1,455,342
Liquidity Services, Inc.*	1,200	44,280
LivePerson, Inc.*	5,500	69,025
LoopNet, Inc.*	2,400	43,872
MercadoLibre, Inc.	22,390	1,780,901
Move, Inc.*	232,582	1,469,918
NIC, Inc.	6,200	82,522
Rackspace Hosting, Inc.*	210,150	9,038,551
RightNow Technologies, Inc.*	2,300	98,279
Stamps.com, Inc.*	1,100	28,743
support.com, Inc.*	2,600	5,850
VeriSign, Inc.	15,600	557,232
Vocus, Inc.*	1,300	28,717
XO Group, Inc.*	2,300	19,182
Zix Corp.*	9,600	27,072

		61,899,581

IT Services (3.6%)
Accenture plc, Class A	130,859	6,965,625
Alliance Data Systems Corp.*	4,580	475,587
Automatic Data Processing, Inc.	35,659	1,925,943
Broadridge Financial Solutions, Inc.	12,969	292,451
CACI International, Inc., Class A*	500	27,960
Cardtronics, Inc.*	1,000	27,060
Cass Information Systems, Inc.	550	20,014
Cognizant Technology Solutions Corp., Class A*	62,164	3,997,767
CSG Systems International, Inc.*	1,500	22,065
DST Systems, Inc.	700	31,864
ExlService Holdings, Inc.*	1,200	26,844
Fiserv, Inc.*	8,409	493,945
Forrester Research, Inc.*	1,300	44,122
Gartner, Inc.*	5,200	180,804
Global Payments, Inc.	7,000	331,660
Hackett Group, Inc.*	3,300	12,342
Heartland Payment Systems, Inc.	4,700	114,492
iGATE Corp.*	1,800	28,314
International Business Machines Corp.	91,104	16,752,204
Jack Henry & Associates, Inc.	9,701	326,051
Lionbridge Technologies, Inc.*	9,400	21,526
Mastercard, Inc., Class A	26,628	9,927,451
MAXIMUS, Inc.	2,930	121,155
MoneyGram International, Inc.*	1,287	22,844
NCI, Inc., Class A*	500	5,825
NeuStar, Inc., Class A*	1,600	54,672
Paychex, Inc.	21,172	637,489
SAIC, Inc.*	9,236	113,510
TeleTech Holdings, Inc.*	3,000	48,600
Teradata Corp.*	12,485	605,647
TNS, Inc.*	3,200	56,704
VeriFone Systems, Inc.*	6,100	216,672
Virtusa Corp.*	500	7,240
Visa, Inc., Class A	52,355	5,315,603
Western Union Co.	47,559	868,427

		50,120,479

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	3,900	$139,542

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Analogic Technologies, Inc.*	3,700	21,386
Advanced Micro Devices, Inc.*	43,800	236,520
Altera Corp.	30,574	1,134,295
Analog Devices, Inc.	20,499	733,454
Applied Materials, Inc.	12,300	131,733
Applied Micro Circuits Corp.*	6,142	41,274
ASML Holding N.V. (N.Y. Shares)	11,000	459,690
Atmel Corp.*	113,800	921,780
ATMI, Inc.*	782	15,663
Avago Technologies Ltd.	13,600	392,496
Broadcom Corp., Class A*	199,951	5,870,561
Cabot Microelectronics Corp.*	212	10,017
CEVA, Inc.*	1,200	36,312
Cree, Inc.*	40,245	887,000
Cypress Semiconductor Corp.*	13,400	226,326
Diodes, Inc.*	3,900	83,070
Entropic Communications, Inc.*	700	3,577
Exar Corp.*	300	1,950
First Solar, Inc.*	4,516	152,460
GT Advanced Technologies, Inc.*	1,700	12,308
Integrated Device Technology, Inc.*	2,978	16,260
Intel Corp.	52,595	1,275,429
Intersil Corp., Class A	8,272	86,360
IXYS Corp.*	1,500	16,245
KLA-Tencor Corp.	9,200	443,900
Kopin Corp.*	6,811	26,427
Lam Research Corp.*	10,859	402,000
Lattice Semiconductor Corp.*	4,700	27,918
Linear Technology Corp.	19,142	574,834
LSI Corp.*	22,400	133,280
Maxim Integrated Products, Inc.	22,786	593,347
MEMC Electronic Materials, Inc.*	2,100	8,274
Micrel, Inc.	427	4,317
Microchip Technology, Inc.	14,581	534,102
Monolithic Power Systems, Inc.*	4,055	61,109
Netlogic Microsystems, Inc.*	3,800	188,366
NVE Corp.*	400	22,212
NVIDIA Corp.*	292,560	4,054,882
ON Semiconductor Corp.*	35,965	277,650
PMC-Sierra, Inc.*	300	1,653
Power Integrations, Inc.	2,800	92,848
Rambus, Inc.*	9,000	67,950
Rubicon Technology, Inc.*	1,100	10,329
Silicon Laboratories, Inc.*	37,631	1,633,938
Skyworks Solutions, Inc.*	14,994	243,203
Standard Microsystems Corp.*	25,400	654,558
Texas Instruments, Inc.	52,471	1,527,431
TriQuint Semiconductor, Inc.*	7,870	38,327
Ultratech, Inc.*	1,900	46,683
Veeco Instruments, Inc.*	2,300	47,840
Volterra Semiconductor Corp.*	2,100	53,781
Xilinx, Inc.	18,300	586,698

		25,124,023

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Software (5.8%)
Actuate Corp.*	4,900	$28,714
Adobe Systems, Inc.*	163,987	4,635,912
Advent Software, Inc.*	2,800	68,208
American Software, Inc., Class A	1,200	11,340
ANSYS, Inc.*	7,541	431,948
Ariba, Inc.*	6,900	193,752
Autodesk, Inc.*	99,961	3,031,817
Blackbaud, Inc.	5,000	138,500
BMC Software, Inc.*	12,595	412,864
Bottomline Technologies, Inc.*	2,617	60,636
BroadSoft, Inc.*	181,400	5,478,280
Cadence Design Systems, Inc.*	19,100	198,640
Check Point Software Technologies Ltd.*	22,910	1,203,691
Citrix Systems, Inc.*	39,102	2,374,273
CommVault Systems, Inc.*	127,900	5,463,888
Compuware Corp.*	2,800	23,296
Concur Technologies, Inc.*	2,900	147,291
Deltek, Inc.*	1,306	12,825
DemandTec, Inc.*	1,700	22,389
Ebix, Inc.	1,500	33,150
Electronic Arts, Inc.*	27,211	560,547
EPIQ Systems, Inc.	3,002	36,084
FactSet Research Systems, Inc.	3,600	314,208
FalconStor Software, Inc.*	3,100	7,998
Fortinet, Inc.*	8,500	185,385
Informatica Corp.*	21,600	797,688
Interactive Intelligence Group, Inc.*	1,100	25,212
Intuit, Inc.	21,567	1,134,209
JDA Software Group, Inc.*	2,324	75,274
Kenexa Corp.*	2,900	77,430
Manhattan Associates, Inc.*	2,000	80,960
Mentor Graphics Corp.*	500	6,780
MICROS Systems, Inc.*	6,900	321,402
Microsoft Corp.#	600,459	15,587,916
NetScout Systems, Inc.*	2,000	35,200
NetSuite, Inc.*	2,200	89,210
Nuance Communications, Inc.*	123,162	3,098,756
Opnet Technologies, Inc.	1,000	36,670
Oracle Corp.	335,834	8,614,142
Parametric Technology Corp.*	13,400	244,684
Pegasystems, Inc.	1,900	55,860
PROS Holdings, Inc.*	1,000	14,880
QLIK Technologies, Inc.*	5,000	121,000
Red Hat, Inc.*	136,975	5,655,698
Rovi Corp.*	8,538	209,864
Salesforce.com, Inc.*	51,204	5,195,158
SolarWinds, Inc.*	137,726	3,849,442
Solera Holdings, Inc.	5,945	264,790
Sourcefire, Inc.*	2,800	90,664
Symantec Corp.*	53,800	841,970
Synchronoss Technologies, Inc.*	1,700	51,357
Synopsys, Inc.*	6,100	165,920
Take-Two Interactive Software, Inc.*	890	12,060
Taleo Corp., Class A*	3,700	143,153
TeleCommunication Systems, Inc., Class A*	2,700	6,345
TIBCO Software, Inc.*	233,647	$5,586,500
Tyler Technologies, Inc.*	3,100	93,341
VASCO Data Security International, Inc.*	2,200	14,344
VMware, Inc., Class A*	40,885	3,401,223
Websense, Inc.*	5,300	99,269
Zynga, Inc., Class A*	15,600	146,796

		81,320,803

Total Information Technology		345,161,349

Materials (3.9%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	31,768	2,706,316
Airgas, Inc.	6,900	538,752
Albemarle Corp.	7,549	388,849
Balchem Corp.	2,250	91,215
Calgon Carbon Corp.*	6,600	103,686
Celanese Corp.	13,324	589,854
CF Industries Holdings, Inc.	4,218	611,526
Dow Chemical Co.	128,248	3,688,412
E.I. du Pont de Nemours & Co.	66,058	3,024,135
Eastman Chemical Co.	10,200	398,412
Ecolab, Inc.	24,244	1,401,546
FMC Corp.	5,016	431,577
Hawkins, Inc.	891	32,842
International Flavors & Fragrances, Inc.	6,400	335,488
Koppers Holdings, Inc.	1,245	42,778
LSB Industries, Inc.*	2,300	64,469
Monsanto Co.	153,647	10,766,045
Mosaic Co.	19,568	986,814
Omnova Solutions, Inc.*	5,500	25,355
PPG Industries, Inc.	11,300	943,437
Praxair, Inc.	53,070	5,673,183
Rockwood Holdings, Inc.*	4,600	181,102
Sherwin-Williams Co.	6,373	568,918
Sigma-Aldrich Corp.	7,911	494,121
Solutia, Inc.*	8,700	150,336
Valspar Corp.	4,500	175,365
W.R. Grace & Co.*	4,701	215,870
Zep, Inc.	1,700	23,766

		34,654,169

Construction Materials (0.0%)
Eagle Materials, Inc.	5,974	153,293
Martin Marietta Materials, Inc.	1,900	143,279
United States Lime & Minerals, Inc.*	100	6,011

		302,583

Containers & Packaging (0.1%)
AEP Industries, Inc.*	400	11,260
Ball Corp.	12,000	428,520
Crown Holdings, Inc.*	13,600	456,688
Packaging Corp. of America	6,600	166,584
Rock-Tenn Co., Class A	4,900	282,730
Temple-Inland, Inc.	400	12,684

		1,358,466

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Metals & Mining (1.3%)
AK Steel Holding Corp.	400	$3,304
Allegheny Technologies, Inc.	8,200	391,960
Allied Nevada Gold Corp.*	6,400	193,792
AMCOL International Corp.	700	18,795
Barrick Gold Corp.	81,990	3,710,047
Carpenter Technology Corp.	3,100	159,588
Cliffs Natural Resources, Inc.	9,264	577,610
Compass Minerals International, Inc.	2,700	185,895
Freeport-McMoRan Copper & Gold, Inc.	187,734	6,906,734
Goldcorp, Inc.	40,100	1,774,425
Hecla Mining Co.	19,100	99,893
Molycorp, Inc.*	4,000	95,920
Newmont Mining Corp.	23,300	1,398,233
Nucor Corp.	30,300	1,198,971
Royal Gold, Inc.	3,878	261,494
Schnitzer Steel Industries, Inc., Class A	100	4,228
Southern Copper Corp.	13,954	421,132
Steel Dynamics, Inc.	11,300	148,595
Stillwater Mining Co.*	900	9,414
Titanium Metals Corp.	1,900	28,462
Walter Energy, Inc.	4,300	260,408

		17,848,900

Paper & Forest Products (0.0%)
Deltic Timber Corp.	900	54,351
International Paper Co.	6,600	195,360

		249,711

Total Materials		54,413,829

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
AboveNet, Inc.*	1,150	74,762
Alaska Communications Systems Group, Inc.	4,318	12,997
Consolidated Communications Holdings, Inc.	700	13,335
Lumos Networks Corp.	1,900	29,146
tw telecom, Inc.*	12,703	246,184
Verizon Communications, Inc.	45,500	1,825,460
Windstream Corp.	20,141	236,455

		2,438,339

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A	28,588	1,715,566
Clearwire Corp., Class A*	2,500	4,850
Crown Castle International Corp.*	62,717	2,809,722
MetroPCS Communications, Inc.*	15,322	132,995
NII Holdings, Inc.*	10,900	232,170
NTELOS Holdings Corp.	1,900	38,722
SBA Communications Corp., Class A*	10,100	433,896

		5,367,921

Total Telecommunication Services		7,806,260

Utilities (0.0%)
Electric Utilities (0.0%)
ITC Holdings Corp.	3,600	273,168

Gas Utilities (0.0%)
ONEOK, Inc.	2,200	$190,718

Total Utilities		463,886

Total Common Stocks (82.5%) (Cost $984,248,545)		1,156,812,511

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$600	394

Total Financials		394

Total Corporate Bonds		394

Total Long-Term Debt Securities (0.0%) (Cost $600)		394

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/11*	700	980

Pharmaceuticals (0.0%)
Forest Laboratories, Inc., expiring 12/31/49*†	900	855

Total Rights (0.0%) (Cost $3,710)		1,835

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (2.0%)
U.S. Treasury Bills 0.02%, 5/3/12 #(p)	$28,032,000	28,029,645

Total Short-Term Investments (2.0%) (Cost $28,028,300)		28,029,645

Total Investments (84.5%) (Cost $1,012,281,155)		1,184,844,385
Other Assets Less Liabilities (15.5%)		217,958,286

Net Assets (100%)		$1,402,802,671

*	Non-income producing.
†	Securities (totaling $855 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,704,605
(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	1,254	March-12	$56,925,531	$57,044,460	$118,929
S&P 500 E-Mini Index	2,001	March-12	123,872,764	125,322,630	1,449,866
S&P MidCap 400 E-Mini Index	598	March-12	52,014,885	52,462,540	447,655

					$2,016,450

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$202,412,583	$3,138,904	$—	$205,551,487
Consumer Staples	80,628,431	—	—	80,628,431
Energy	118,651,774	—	—	118,651,774
Financials	46,412,436	—	—	46,412,436
Health Care	177,012,532	—	—	177,012,532
Industrials	120,710,527	—	—	120,710,527
Information Technology	345,028,645	132,704	—	345,161,349
Materials	54,413,829	—	—	54,413,829
Telecommunication Services	7,806,260	—	—	7,806,260
Utilities	463,886	—	—	463,886
Corporate Bonds
Financials	—	394	—	394
Futures	2,016,450	—	—	2,016,450
Rights
Health Care	980	—	855	1,835
Short-Term Investments	—	28,029,645	—	28,029,645

Total Assets	$1,155,558,333	$31,301,647	$855	$1,186,860,835

Total Liabilities	$—	$—	$—	$—

Total	$1,155,558,333	$31,301,647	$855	$1,186,860,835

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Financials	Investments in Corporate Bonds- Financials	Investments in Rights- Health Care††

Balance as at 12/31/10	$2,800,000	$640	$—
Total gains or losses (realized/unrealized) included in earnings	—	—	855
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,800,000)	(640)	—

Balance as at 12/31/11	$—	$—	$855

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$—	$—	$855

†† Security represents level 3 investments with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	2,016,450	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$2,016,450

Liability Derivatives
Interest rate contracts	Payables, Net Assets-Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(67,038,159)	—	—	(67,038,159)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(67,038,159)	$—	$—	$(67,038,159)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,165,430)	—	—	(1,165,430)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,165,430)	$—	$—	$(1,165,430)

The Portfolio held futures contracts with an average notional balance of approximately $275,099,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$960,878,331
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,134,324,340

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$213,368,645
Aggregate gross unrealized depreciation	(55,507,941)

Net unrealized appreciation	$157,860,704

Federal income tax cost of investments	$1,026,983,681

For the year ended December 31, 2011, the Portfolio incurred approximately $5,372 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,143,610,652 of which $5,225,109 expires in the year 2015, $810,254,156 expires in the year 2016 and $328,131,387 expires in the year 2017. The Portfolio had a net capital loss carryforward of $32,146,107 expired during 2011. The Portfolio utilized net capital loss carryforward of $35,057,234 during 2011.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,012,281,155)	$1,184,844,385
Cash	217,017,801
Foreign cash (Cost $1,911)	2,008
Receivable for securities sold	5,776,184
Dividends, interest and other receivables	925,494
Receivable from Separate Accounts for Trust shares sold	79,225
Other assets	3,363

Total assets	1,408,648,460

LIABILITIES
Payable for securities purchased	2,843,068
Payable to Separate Accounts for Trust shares redeemed	1,087,867
Variation margin payable on futures contracts	752,530
Investment management fees payable	692,088
Administrative fees payable	209,894
Distribution fees payable - Class B	119,302
Trustees’ fees payable	45,800
Accrued expenses	95,240

Total liabilities	5,845,789

NET ASSETS	$1,402,802,671

Net assets were comprised of:
Paid in capital	$2,424,221,660
Accumulated undistributed net investment income (loss)	488,424
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,196,487,190)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	174,579,777

Net assets	$1,402,802,671

Class A
Net asset value, offering and redemption price per share, $833,974,588 / 32,574,537 shares outstanding (unlimited amount authorized: $0.001 par value)	$25.60

Class B
Net asset value, offering and redemption price per share, $558,736,277 / 22,218,226 shares outstanding (unlimited amount authorized: $0.001 par value)	$25.15

Class K
Net asset value, offering and redemption price per share, $10,091,806 / 394,181 shares outstanding (unlimited amount authorized: $0.001 par value)	$25.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $16,730 foreign withholding tax)	$15,126,053
Interest	119,894

Total income	15,245,947

EXPENSES
Investment management fees	9,213,569
Administrative fees	2,442,681
Distribution fees - Class B	1,618,353
Custodian fees	169,600
Printing and mailing expenses	115,671
Professional fees	60,042
Trustees’ fees	21,710
Miscellaneous	22,777

Gross expenses	13,664,403
Less: Fees paid indirectly	(138,007)

Net expenses	13,526,396

NET INVESTMENT INCOME (LOSS)	1,719,551

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	84,589,412
Futures	(67,038,159)
Foreign currency transactions	(37)

Net realized gain (loss)	17,551,216

Change in unrealized appreciation (depreciation) on:
Securities	(109,090,821)
Futures	(1,165,430)
Foreign currency translations	27

Net change in unrealized appreciation (depreciation)	(110,256,224)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(92,705,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(90,985,457)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,719,551		$5,027,663
Net realized gain (loss) on investments, futures and foreign currency transactions	17,551,216		179,150,675
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(110,256,224)		73,202,695

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90,985,457)		257,381,033

DIVIDENDS:
Dividends from net investment income
Class A	(1,502,805)		(7,972,678)
Class B	—		(2,946,880)
Class K†	(18,239)		—

TOTAL DIVIDENDS	(1,521,044)		(10,919,558)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 896,126 and 738,394 shares, respectively ]	24,135,458		18,070,245
Capital shares issued in connection with merger (Note 10) [ 0 and 1,655,085 shares, respectively ]	—		39,434,930
Capital shares issued in reinvestment of dividends [ 59,964 and 321,629 shares, respectively ]	1,502,805		7,972,678
Capital shares repurchased [ (5,343,851) and (4,871,363) shares, respectively ]	(145,629,933	)(z)	(117,545,634)

Total Class A transactions	(119,991,670)		(52,067,781)

Class B
Capital shares sold [ 1,070,632 and 1,295,694 shares, respectively ]	28,742,322		31,040,311
Capital shares issued in connection with merger (Note 10) [ 0 and 9,968,749 shares, respectively ]	—		233,048,272
Capital shares issued in reinvestment of dividends [ 0 and 123,771 shares, respectively ]	—		2,946,880
Capital shares repurchased [ (4,778,573) and (4,200,858) shares, respectively ]	(129,237,075)		(100,066,371)

Total Class B transactions	(100,494,753)		166,969,092

Class K†
Capital shares sold [ 413,222 and 0 shares, respectively ]	10,485,663	(z)	—
Capital shares issued in reinvestment of dividends [ 728 and 0 shares, respectively ]	18,239		—
Capital shares repurchased [ (19,769) and 0 shares, respectively ]	(504,351)		—

Total Class K transactions	9,999,551		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(210,486,872)		114,901,311

TOTAL INCREASE (DECREASE) IN NET ASSETS	(302,993,373)		361,362,786
NET ASSETS:
Beginning of year	1,705,796,044		1,344,433,258

End of year (a)	$1,402,802,671		$1,705,796,044

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$488,424		$306,131

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Aggressive Equity Portfolio exchanged approximately 379,229 Class A shares for approximately 379,229 Class K shares. This exchange amounted to approximately $9,602,274.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO(p)(q)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008		2007
Net asset value, beginning of year	$27.32		$23.37		$17.03		$32.11		$28.78

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)	0.14	(e)	0.19	(e)	0.08	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.73)		4.03		6.23		(15.09)		3.32

Total from investment operations	(1.67)		4.17		6.42		(15.01)		3.36

Capital contribution from affiliate (†)	—		—		—		0.06		—

Less distributions:
Dividends from net investment income	(0.05)		(0.22)		(0.08)		(0.13)		(0.03)

Net asset value, end of year	$25.60		$27.32		$23.37		$17.03		$32.11

Total return	(6.12)%		17.92	%(aa)	37.69%		(46.55	)%(n)	11.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$833,975		$1,009,682		$914,031		$690,098		$2,638,093
Ratio of expenses to average net assets:
After fees paid indirectly	0.74%		0.76%		0.67%		0.77%		0.72%
Before fees paid indirectly	0.75%		0.77%		0.82%		0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.21%		0.56%		0.96%		0.31%		0.14%
Before fees paid indirectly	0.20%		0.55%		0.81%		0.30%		0.07%
Portfolio turnover rate	74%		54%		91%		98%		87%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$26.85		$22.97		$16.74		$31.56		$28.33

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	—	#(e)	0.16	(e)	0.02	(e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.69)		4.03		6.09		(14.82)		3.26

Total from investment operations	(1.70)		4.03		6.25		(14.80)		3.23

Capital contribution from affiliate (†)	—		—		—		0.07		—

Less distributions:
Dividends from net investment income	—		(0.15)		(0.02)		(0.09)		—

Net asset value, end of year	$25.15		$26.85		$22.97		$16.74		$31.56

Total return	(6.33)%		17.63	%(bb)	37.34%		(46.68	)%(o)	11.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$558,736		$696,114		$430,402		$115,805		$244,593
Ratio of expenses to average net assets:
After fees paid indirectly	0.99%		1.01%		0.92%		1.02%		0.97%
Before fees paid indirectly	1.00%		1.02%		1.07	%(c)	1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.04)%		(0.02)%		0.79%		0.08%		(0.10)%
Before fees paid indirectly	(0.05)%		(0.02)%		0.65%		0.06%		(0.18)%
Portfolio turnover rate	74%		54%		91%		98%		87%

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO(p)(q)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$24.85

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.77

Total from investment operations	0.80

Capital contribution from affiliate (†)	—
Less distributions:
Dividends from net investment income	(0.05)

Net asset value, end of period	$25.60

Total return (b)	3.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,092
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.74%
Before fees paid indirectly (a)	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.37%
Before fees paid indirectly (a)	0.37%
Portfolio turnover rate	74%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(n)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(o)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.
(p)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the Multimanager Health Care Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the Multimanager Aggressive Equity Portfolio.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting in a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting in a litigation payment. Without this gain, the total return would have been 17.58%.

See Notes to Financial Statements.

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Financial Management, Inc.

➢	Pacific Investment Management Company LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	6.10%	6.07%	5.28%	5.28%
Portfolio – Class B Shares	5.83	5.79	5.02	5.02
Portfolio – Class K Shares**	6.09	6.07	5.28	5.28
Barclays Capital Intermediate U.S. Government/Credit Index†	5.80	5.88	5.20	5.20
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78	5.78

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

†  In 2011, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Capital Intermediate U.S. Government/Credit Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Barclays Capital U.S. Aggregate Bond Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 6.10% for the year ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, returned 5.80% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark.

Portfolio Highlights

What helped performance during the year:

•	Exposure to Build America Bonds (BABs) was a positive contributor to performance for the year as BABs outperformed like-duration Treasuries and credit.

•	An allocation to non-U.S. developed countries including Canada, Australia and the United Kingdom was positive for performance, as rates fell globally.

•	Positioning in Eurodollar Futures was positive for performance as the front-end of the yield curve fell over the course of the year.

•	Contributing positively to performance was tactical trading within mortgage-backed securities (MBS) and asset-backed securities (ABS).

What hurt performance during the year:

•	A curve steepening bias for most of the year detracted from performance as the curve flattened.

•

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark throughout most of the period. The overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe.

•

Throughout the period, the Portfolio was overweight relative to its benchmark in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. On balance, the Portfolio’s sector allocation had a negative impact on performance for the period as a whole.

Portfolio Characteristics As of December 31, 2011
Weighted Average Life (Years)	5.9
Weighted Average Coupon (%)	3.8
Weighted Average Modified Duration (Years)*	4.6
Weighted Average Rating	AA-
* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	58.1%
Corporate Bonds	40.1
Asset-Backed and Mortgage-Backed Securities	7.3
Time Deposits	0.3
Convertible Preferred Stocks	0.2
Options Purchased	0.0 #
Cash and Other	(6.0)

Total	100.0%

# Less than 0.05%

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$1,035.75	$3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.75	3.50
Class B
Actual	1,000.00	1,034.43	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.79
Class K†
Actual	1,000.00	1,011.67	2.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.72	3.52

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.69%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.3%)
Asset-Backed Securities (2.1%)
321 Henderson Receivables LLC,
Series 2010-3A A 3.820%, 12/15/48§		$1,333,560	$1,313,514
American Money Management Corp.,
Series 2006-6A A1A 0.731%, 5/3/18(l)§		2,459,097	2,307,339
Avery Point CLO Ltd.,
Series 2003-1A A1 1.039%, 12/17/15(l)§		291,548	286,412
Capital One Multi-Asset Execution Trust,
Series 2007-C2 C2 0.578%, 11/17/14(l)		1,590,000	1,589,205
Chase Issuance Trust,
Series 2009-A2 A2 1.828%, 4/15/14(l)		9,800,000	9,841,624
Citibank Omni Master Trust,
Series 2009-A17 A17 4.900%, 11/15/18§		1,110,000	1,208,561
Series 2009-A8 A8 2.378%, 5/16/16(l)§		810,000	814,409
Continental Airlines, Inc.,
Series 1997-4A 6.900%, 1/2/18		157,251	163,737
Cumberland CLO Ltd.,
Series 2005-2A A 0.694%, 11/10/19(l)§		9,230,725	8,905,738
EFS Volunteer LLC,
Series 2010-1 A1 1.268%, 10/26/26(l)§		1,584,805	1,588,632
Galaxy CLO Ltd.,
Series 2005-4A A1VB 0.683%, 4/17/17(l)§		2,008,566	1,949,988
GSAA Home Equity Trust,
Series 2005-11 2A1 0.574%, 10/25/35(l)		1,178,961	785,139
Series 2006-5 2A1 0.364%, 3/25/36(l)		83,874	33,941
Harvest CLO S.A.,
Series IX A1 2.228%, 3/29/17(l)(m)	EUR	1,491,227	1,850,764
Katonah Ltd.,
Series 3A A 0.911%, 5/18/15(l)§		$1,059,703	1,040,659
Magnolia Funding Ltd.,
Series 2010-1A A1 3.000%, 4/20/17§†	EUR	1,885,794	2,428,153
Mid-State Trust,
Series 4 A 8.330%, 4/1/30		$129,332	130,169
Nelnet Student Loan Trust,
Series 2006-1 A5 0.605%, 8/23/27(l)		1,005,000	926,066
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.794%, 12/25/33(l)		168,059	133,490
Sagamore CLO Ltd.,
Series 2003-1A A2 0.943%, 10/15/15(l)§		633,879	619,212

Scholar Funding Trust,
Series 2011-A A 1.325%, 10/28/43(l)§		$1,749,485	$1,676,422
SLM Student Loan Trust,
Series 2003-B A2 0.946%, 3/15/22(l)		922,574	877,678
Series 2004-B A2 0.746%, 6/15/21(l)		348,117	331,210
Series 2005-B A2 0.726%, 3/15/23(l)		1,539,679	1,463,553
Series 2008-5 A3 1.718%, 1/25/18(l)		870,000	881,380
Series 2008-5 A4 2.118%, 7/25/23(l)		740,000	754,311
Series 2008-9 A 1.918%, 4/25/23(l)		14,782,868	15,122,972
Structured Asset Receivables Trust,
Series 2003-2A CTFS 1.989%, 1/21/11(l)§†(b)		976	976
Structured Receivables Finance LLC,
Series 2010-B A 3.730%, 8/15/36§		796,628	792,741
Union Square CDO Ltd.,
Series 2003-1A A1 0.933%, 10/15/15(l)§		661,354	653,427

			60,471,422

Non-Agency CMO (5.2%)
American Home Mortgage Investment Trust,
Series 2004-3 5A 2.434%, 10/25/34(l)		210,953	171,822
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 AM 5.448%, 9/10/47		190,000	174,759
Series 2007-3 A4 5.622%, 6/10/49(l)		920,000	990,568
Banc of America Funding Corp.,
Series 2006-A 1A1 2.656%, 2/20/36(l)		1,100,750	855,942
Banc of America Large Loan, Inc.,
Series 2009-UB1 A4A 5.614%, 6/24/50(l)§		2,200,000	2,408,824
Series 2010-HLTN 2.028%, 11/15/15(l)§		7,570,949	6,840,844
Series 2010-UB4 A4A 5.011%, 12/20/41(l)§		1,235,000	1,294,401
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2007-4 22A1 5.669%, 6/25/47(l)		501,552	356,370
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2003-T12 A4 4.680%, 8/13/39(l)		1,825,000	1,896,754
Series 2005-PW10 AM 5.449%, 12/11/40(l)		210,000	210,812
Series 2006-PW14 A4 5.201%, 12/11/38		400,000	436,519
Citigroup Commercial Mortgage Trust, Inc.,
Series 2008-C7 A3 6.072%, 12/10/49(l)		7,500,000	7,765,438
Series 2008-C7 A4 6.072%, 12/10/49(l)		2,259,313	2,510,533

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-4 A 5.313%, 8/25/35(l)		$4,213,432	$3,790,471
Series 2006-AR1 1A1 2.660%, 10/25/35(l)		5,184,938	3,640,223
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 AJ 5.688%, 10/15/48		660,000	396,967
Commercial Mortgage Pass Through Certificates,
Series 2010-C1 A1 3.156%, 7/10/46§		7,619,754	7,839,855
Countrywide Alternative Loan Trust,
Series 2003-J3 2A1 6.250%, 12/25/33		90,870	97,063
Series 2006-OA21 A1 0.475%, 3/20/47(l)		1,019,385	429,207
Series 2006-OA22 A1 0.454%, 2/25/47(l)		372,899	197,332
Series 2006-OA6 1A2 0.504%, 7/25/46(l)		225,437	125,308
Series 2007-OH1 A1D 0.504%, 4/25/47(l)		388,382	181,934
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2006-OA5 2A1 0.494%, 4/25/46(l)		415,286	209,439
Credit Suisse Commercial Mortgage Trust,
Series 2007-C3 A2 5.713%, 6/15/39(l)		3,278,684	3,289,836
Credit Suisse Mortgage Capital Certificates,
Series 2006-8 3A1 6.000%, 10/25/21		296,439	229,996
Series 2006-C3 AM 5.815%, 6/15/38(l)		540,000	538,316
Series 2006-C5 A3 5.311%, 12/15/39		3,000,000	3,216,934
Series 2008-C1 A2 6.205%, 2/15/41(l)		1,385,000	1,429,950
Series 2010-RR1 2A 5.692%, 9/15/40(l)§		4,800,000	5,393,126
Series 2010-RR1 3A 5.622%, 6/10/49(l)§		4,800,000	5,363,448
Series 2010-RR2 2A 5.795%, 9/15/39(l)§		1,630,000	1,818,685
Series 2010-RR7 2A 5.467%, 9/18/39(l)§		2,785,000	3,062,016
Series 2011-4R 5A1 5.280%, 5/27/36(l)§		2,824,466	2,741,636
Series 2011-4R 6A1 2.706%, 5/27/36(l)§		1,284,792	1,240,857
CS First Boston Mortgage Securities Corp.,
Series 2002-CP3 A3 5.603%, 7/15/35		1,955,398	1,974,226
Series 2003-C3 A5 3.936%, 5/15/38		2,220,000	2,265,596
Series 2005-C3 AJ 4.771%, 7/15/37		1,105,000	878,079
DBRR Trust, Series 2011-C32 A3A 5.740%, 6/17/49(l)§†		500,000	540,313
Deutsche Bank AG, Series 2006-OA1 A1 0.494%, 2/25/47(l)		204,686	114,037

EMF-NL B.V., Series 2008-2X A2 2.572%, 7/17/41(l)(m)	EUR	1,200,000	$955,421
Extended Stay America Trust,
Series 2010-ESHA A 2.951%, 11/5/27§		$783,979	785,343
Series 2010-ESHA D 5.498%, 11/5/27§		925,000	928,327
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.628%, 11/15/31(l)		431,572	348,826
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C3 A2 4.930%, 7/10/39		2,070,063	2,104,360
Series 2006-C1 AM 5.290%, 11/10/45(l)		330,000	327,210
Granite Master Issuer plc, Series 2006-3 A7 0.385%, 12/20/54(l)		1,080,916	1,031,319
Series 2006-4 A6 0.465%, 12/20/54(l)		2,702,289	2,578,268
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9 A4 5.444%, 3/10/39		565,000	611,478
GS Mortgage Securities Corp. II,
Series 2007-GG10 A4 5.790%, 8/10/45(l)		90,000	97,764
Series 2010-C1 A2 4.592%, 8/10/43§		6,200,000	6,784,167
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.685%, 9/25/35(l)		1,158,452	955,709
Series 2006-AR2 2A1 2.772%, 4/25/36(l)		585,996	408,471
Homebanc Mortgage Trust, Series 2005-4 A1 0.564%, 10/25/35(l)		597,275	394,319
Impac CMB Trust, Series 2003-8 2A1 1.194%, 10/25/33(l)		115,670	85,541
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CB8 A1A 4.158%, 1/12/39§		807,764	833,189
Series 2004-LN2 A2 5.115%, 7/15/41		1,190,000	1,244,592
Series 2006-CB17 AM 5.464%, 12/12/43		260,000	253,956
JP Morgan Mortgage Trust, Series 2006-A3 6A1 2.767%, 8/25/34(l)		839,158	725,645
Series 2006-A4 2A2 5.681%, 6/25/36(l)		1,473,788	1,219,266
Series 2006-S2 2A2 5.875%, 7/25/36		114,732	105,194
Series 2007-A1 3A3 2.798%, 7/25/35(l)		782,237	674,983
Series 2007-S1 1A2 5.500%, 3/25/22		107,350	99,438
LB-UBS Commercial Mortgage Trust,
Series 2002-C2 A4 5.594%, 6/15/31		1,133,047	1,142,239

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Series 2003-C7 A2 4.064%, 9/15/27(l)	$33,316	$33,399
Series 2004-C7 A1A 4.475%, 10/15/29	998,931	1,042,284
Series 2006-C4 AM 5.890%, 6/15/38(l)	240,000	241,187
Series 2006-C7 AM 5.378%, 11/15/38	230,000	206,383
Series 2007-C1 A4 5.424%, 2/15/40	4,000,000	4,357,712
Series 2007-C6 A4 5.858%, 7/15/40(l)	850,000	928,631
Series 2007-C7 A3 5.866%, 9/15/45(l)	1,740,000	1,902,169
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 2.123%, 12/25/32(l)	170,766	149,726
Series 2005-A10 A 0.504%, 2/25/36(l)	1,812,365	1,095,162
Merrill Lynch Mortgage Trust, Series 2004-KEY2 A4 4.864%, 8/12/39(l)	1,000,000	1,062,744
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-9 A4 5.700%, 9/12/49	1,910,000	2,027,331
Morgan Stanley, Series 2009-GG10 A4A 5.790%, 8/12/45(l)§	1,800,000	2,018,052
Morgan Stanley Capital I, Series 1998-HF2 J 6.010%, 11/15/30§	7,000,000	6,930,859
Morgan Stanley Capital I, Inc., Series 2007-HQ12 A2 5.600%, 4/12/49(l)	90,451	91,963
Series 2007-HQ12 A2FL 0.528%, 4/12/49(l)	361,806	344,611
Series 2007-HQ12 A2FX 5.600%, 4/12/49(l)	669,341	689,696
Series 2007-HQ13 A1 5.357%, 12/15/44	1,101,104	1,104,640
Series 2007-IQ14 A2FX 5.610%, 4/15/49	2,379,630	2,471,788
Morgan Stanley Dean Witter Capital I, Inc.,
Series 2002-IQ2 A4 5.740%, 12/15/35	915,153	924,430
Morgan Stanley Reremic Trust, Series 2011-IO A 2.500%, 3/23/51§	556,564	555,695
OBP Depositor LLC Trust, Series 2010-OBP A 4.646%, 7/15/45§	6,500,000	7,266,193
RBSCF Trust, Series 2010-RR3 CSCA 5.467%, 9/16/39(l)§	800,000	873,934
Series 2010-RR3 JPMA 5.420%, 1/16/49(l)§	2,500,000	2,732,527
Series 2010-RR4 CMLA 6.007%, 12/16/49(l)§	1,234,000	1,383,408
Sequoia Mortgage Trust, Series 10 2A1 1.045%, 10/20/27(l)	57,854	49,331

Series 2003-4 2A1 0.635%, 7/20/33(l)	$168,390	$142,657
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16 3A1 2.574%, 11/25/34(l)	1,123,760	932,635
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5 A1 0.535%, 7/19/35(l)	385,129	224,465
Series 2005-AR5 A2 0.535%, 7/19/35(l)	1,799,735	1,321,750
Series 2006-AR3 12A1 0.514%, 5/25/36(l)	1,508,012	720,771
Thornburg Mortgage Securities Trust,
Series 2007-1 A3A 0.357%, 3/25/37(l)	843,118	837,059
UBS Commercial Mortgage Trust,
Series 2007-FL1 A1 1.178%, 7/15/24(l)§	1,063,465	999,657
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20 A6A 5.110%, 7/15/42(l)	1,860,289	1,886,837
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR9 1A 1.610%, 8/25/42(l)	76,541	61,961
Series 2003-AR1 A5 2.244%, 3/25/33(l)	657,569	564,771
Series 2005-AR7 A4 2.550%, 8/25/35(l)	552,207	428,848
Series 2007-OA4 1A 0.980%, 5/25/47(l)	459,773	251,494

		150,470,221

Total Asset-Backed and Mortgage-Backed Securities		210,941,643

Corporate Bonds (40.1%)
Consumer Discretionary (1.6%)
Auto Components (0.0%)
BorgWarner, Inc.
4.625%, 9/15/20	445,000	472,219
Johnson Controls, Inc.
1.750%, 3/1/14	250,000	252,655
4.250%, 3/1/21	310,000	332,525

		1,057,399

Automobiles (0.0%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	300,000	325,910

Hotels, Restaurants & Leisure (0.1%)
Darden Restaurants, Inc.
4.500%, 10/15/21	150,000	154,426
Hyatt Hotels Corp.
3.875%, 8/15/16	100,000	102,578
5.375%, 8/15/21	100,000	105,389
International Game Technology
7.500%, 6/15/19	75,000	86,675
5.500%, 6/15/20	100,000	105,009
Marriott International, Inc.
5.625%, 2/15/13	200,000	207,116
McDonald’s Corp.
5.800%, 10/15/17	400,000	487,874

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

3.500%, 7/15/20	$160,000	$172,578
3.625%, 5/20/21	100,000	109,595
Starbucks Corp.
6.250%, 8/15/17	100,000	118,674
Yum! Brands, Inc.
4.250%, 9/15/15	250,000	268,199
5.300%, 9/15/19	150,000	167,362

		2,085,475

Household Durables (0.0%)
Newell Rubbermaid, Inc.
4.700%, 8/15/20	350,000	370,777
Tupperware Brands Corp.
4.750%, 6/1/21§	100,000	100,964
Whirlpool Corp.
8.600%, 5/1/14	200,000	223,261
4.850%, 6/15/21	100,000	102,272

		797,274

Internet & Catalog Retail (0.0%)
Expedia, Inc. 5.950%, 8/15/20	300,000	305,250

Leisure Equipment & Products (0.0%)
Mattel, Inc. 5.625%, 3/15/13	250,000	262,360

Media (1.2%)
CBS Corp.
8.875%, 5/15/19	250,000	323,750
5.750%, 4/15/20	380,000	430,703
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.000%, 4/30/12§	1,450,000	1,475,375
3.620%, 9/6/16	1,777,330	1,736,229
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	183,000	199,144
Comcast Corp.
6.500%, 1/15/15	1,469,000	1,668,265
5.900%, 3/15/16	300,000	342,138
6.500%, 1/15/17	500,000	590,990
5.875%, 2/15/18	777,000	895,149
5.700%, 5/15/18	300,000	344,306
5.700%, 7/1/19	250,000	288,815
5.150%, 3/1/20	250,000	285,475
6.950%, 8/15/37	416,000	529,944
COX Communications, Inc.
7.125%, 10/1/12	115,000	120,087
4.625%, 6/1/13	300,000	313,938
5.500%, 10/1/15	150,000	169,178
8.375%, 3/1/39§	1,390,000	1,856,743
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.550%, 3/15/15	195,000	202,457
3.125%, 2/15/16	386,000	391,473
3.500%, 3/1/16	600,000	622,234
7.625%, 5/15/16	414,000	438,703
5.200%, 3/15/20	130,000	140,939
4.600%, 2/15/21	500,000	515,749
Discovery Communications LLC
3.700%, 6/1/15	200,000	211,370
5.050%, 6/1/20	400,000	438,042
Interpublic Group of Cos., Inc.
10.000%, 7/15/17	1,970,000	2,255,650

NBCUniversal Media LLC
3.650%, 4/30/15	$500,000	$521,220
5.150%, 4/30/20	1,966,000	2,177,362
4.375%, 4/1/21	1,505,000	1,585,726
News America, Inc.
4.500%, 2/15/21	700,000	730,727
7.750%, 1/20/24	1,543,000	1,880,642
8.500%, 2/23/25	232,000	294,654
Omnicom Group, Inc.
5.900%, 4/15/16	200,000	221,946
4.450%, 8/15/20	200,000	203,982
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	300,000	368,612
Thomson Reuters Corp.
5.700%, 10/1/14	500,000	552,793
4.700%, 10/15/19	150,000	164,407
Time Warner Cable, Inc.
6.200%, 7/1/13	500,000	535,920
5.850%, 5/1/17	750,000	853,305
5.000%, 2/1/20	1,000,000	1,086,722
4.000%, 9/1/21	250,000	250,781
5.875%, 11/15/40	745,000	801,593
5.500%, 9/1/41	470,000	488,654
Time Warner, Inc.
5.875%, 11/15/16	500,000	574,369
4.875%, 3/15/20	750,000	811,663
4.700%, 1/15/21	150,000	161,103
6.100%, 7/15/40	220,000	260,714
Viacom, Inc.
4.375%, 9/15/14	500,000	533,525
5.625%, 9/15/19	250,000	284,905
Walt Disney Co.
4.500%, 12/15/13	500,000	539,169
5.500%, 3/15/19	500,000	605,031
WPP Finance UK Corp.
8.000%, 9/15/14	250,000	279,621

		33,555,992

Multiline Retail (0.2%)
Family Dollar Stores, Inc.
5.000%, 2/1/21	100,000	103,147
Kohl’s Corp.
6.250%, 12/15/17	200,000	238,722
Macy’s Retail Holdings, Inc.
5.750%, 7/15/14	160,000	171,000
5.900%, 12/1/16	1,520,000	1,687,200
7.450%, 7/15/17	769,000	894,924
Nordstrom, Inc.
6.750%, 6/1/14	100,000	112,099
4.750%, 5/1/20	170,000	190,056
4.000%, 10/15/21	100,000	105,190
Target Corp.
5.125%, 1/15/13	250,000	261,851
1.125%, 7/18/14	90,000	90,792
6.000%, 1/15/18	500,000	606,883

		4,461,864

Specialty Retail (0.1%)
AutoZone, Inc.
6.500%, 1/15/14	100,000	109,392
4.000%, 11/15/20	250,000	255,768

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Best Buy Co., Inc.
5.500%, 3/15/21	$300,000	$287,407
Home Depot, Inc.
5.400%, 3/1/16	750,000	866,943
4.400%, 4/1/21	250,000	282,749
Lowe’s Cos., Inc.
2.125%, 4/15/16	300,000	303,201
4.625%, 4/15/20	300,000	331,506
O’Reilly Automotive, Inc.
4.875%, 1/14/21	90,000	95,413
4.625%, 9/15/21	100,000	104,389
Staples, Inc.
9.750%, 1/15/14	200,000	227,456
TJX Cos., Inc.
6.950%, 4/15/19	145,000	181,686

		3,045,910

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2 2.850%, 6/1/16	200,000	206,120

Total Consumer Discretionary		46,103,554

Consumer Staples (1.6%)
Beverages (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
1.500%, 7/14/14	500,000	505,458
4.125%, 1/15/15	630,000	680,429
2.875%, 2/15/16	200,000	211,436
7.750%, 1/15/19	500,000	650,514
5.375%, 1/15/20	500,000	589,182
4.375%, 2/15/21	350,000	390,417
Beam, Inc.
6.375%, 6/15/14	100,000	109,230
Bottling Group LLC
6.950%, 3/15/14	500,000	566,802
5.500%, 4/1/16	200,000	233,307
Brown-Forman Corp.
2.500%, 1/15/16	150,000	153,255
Coca-Cola Co.
0.750%, 11/15/13	150,000	150,697
1.500%, 11/15/15	500,000	509,240
1.800%, 9/1/16	630,000	640,247
3.150%, 11/15/20	500,000	524,405
Coca-Cola Enterprises, Inc.
1.125%, 11/12/13	100,000	100,322
2.000%, 8/19/16	100,000	99,616
3.250%, 8/19/21	100,000	101,982
Diageo Capital plc
5.750%, 10/23/17	500,000	591,383
Diageo Finance B.V.
3.250%, 1/15/15	200,000	210,836
5.300%, 10/28/15	350,000	396,593
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	400,000	398,536
3.200%, 11/15/21	100,000	101,421
PepsiAmericas, Inc.
4.375%, 2/15/14	500,000	536,178
PepsiCo, Inc.
7.900%, 11/1/18	500,000	672,386
4.500%, 1/15/20	750,000	850,209

		9,974,081

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	$250,000	$299,228
CVS Caremark Corp.
4.875%, 9/15/14	100,000	109,294
3.250%, 5/18/15	500,000	528,121
4.750%, 5/18/20	350,000	390,310
CVS Pass-Through Trust
7.507%, 1/10/32§	5,398,133	6,270,396
Delhaize Group S.A.
5.875%, 2/1/14	100,000	108,205
Kroger Co.
7.500%, 1/15/14	300,000	336,015
6.400%, 8/15/17	250,000	297,319
Safeway, Inc.
5.000%, 8/15/19	500,000	533,245
Walgreen Co.
4.875%, 8/1/13	200,000	213,264
5.250%, 1/15/19	200,000	237,771
Wal-Mart Stores, Inc.
3.000%, 2/3/14	750,000	786,875
2.875%, 4/1/15	750,000	796,248
5.800%, 2/15/18	750,000	912,848
3.250%, 10/25/20	750,000	802,044
Woolworths Ltd.
4.000%, 9/22/20§	2,725,000	2,801,294

		15,422,477

Food Products (0.4%)
Bunge Ltd. Finance Corp.
5.350%, 4/15/14	400,000	420,412
8.500%, 6/15/19	85,000	104,384
Campbell Soup Co.
3.375%, 8/15/14	100,000	106,370
3.050%, 7/15/17	100,000	106,733
4.500%, 2/15/19	300,000	341,637
ConAgra Foods, Inc.
5.819%, 6/15/17	200,000	223,687
Corn Products International, Inc.
3.200%, 11/1/15	100,000	102,949
4.625%, 11/1/20	100,000	105,962
General Mills, Inc.
5.250%, 8/15/13	250,000	266,968
5.650%, 2/15/19	500,000	596,913
H.J. Heinz Co.
5.350%, 7/15/13	250,000	266,769
Hershey Co.
4.850%, 8/15/15	250,000	282,707
1.500%, 11/1/16	80,000	80,158
Hormel Foods Corp.
4.125%, 4/15/21	100,000	110,568
J.M. Smucker Co.
3.500%, 10/15/21	200,000	204,628
Kellogg Co.
4.250%, 3/6/13	500,000	519,203
3.250%, 5/21/18	80,000	83,678
4.000%, 12/15/20	250,000	266,612
Kraft Foods, Inc.
2.625%, 5/8/13	500,000	509,659
4.125%, 2/9/16	500,000	543,466
6.500%, 8/11/17	1,030,000	1,224,759
6.125%, 2/1/18	1,550,000	1,820,287

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.375%, 2/10/20	$1,000,000	$1,156,209
McCormick & Co., Inc.
3.900%, 7/15/21	75,000	80,096
Mead Johnson Nutrition Co.
3.500%, 11/1/14	100,000	105,315
4.900%, 11/1/19	200,000	220,615
Sara Lee Corp.
4.100%, 9/15/20	436,000	441,655
Tyson Foods, Inc.
10.500%, 3/1/14	1,970,000	2,267,962

		12,560,361

Household Products (0.1%)
Clorox Co.
3.550%, 11/1/15	500,000	526,157
Colgate-Palmolive Co.
3.150%, 8/5/15	500,000	537,665
Energizer Holdings, Inc.
4.700%, 5/19/21§	150,000	157,871
Kimberly-Clark Corp.
6.125%, 8/1/17	250,000	304,997
7.500%, 11/1/18	250,000	330,787
3.875%, 3/1/21	105,000	115,197
Procter & Gamble Co.
3.150%, 9/1/15	350,000	375,959
4.700%, 2/15/19	500,000	588,845

		2,937,478

Personal Products (0.0%)
Avon Products, Inc. 5.625%, 3/1/14	200,000	213,586

Tobacco (0.2%)
Altria Group, Inc.
8.500%, 11/10/13	300,000	339,296
9.700%, 11/10/18	1,000,000	1,345,541
4.750%, 5/5/21	250,000	274,858
Lorillard Tobacco Co.
3.500%, 8/4/16	110,000	111,219
6.875%, 5/1/20	250,000	279,372
Philip Morris International, Inc.
4.875%, 5/16/13	500,000	527,573
5.650%, 5/16/18	1,000,000	1,184,231
Reynolds American, Inc.
6.750%, 6/15/17	400,000	455,930

		4,518,020

Total Consumer Staples		45,626,003

Energy (3.8%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
4.500%, 6/1/21	150,000	161,207
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	105,000	120,808
Ensco plc
3.250%, 3/15/16	520,000	531,181
4.700%, 3/15/21	1,051,000	1,086,789
Halliburton Co.
6.150%, 9/15/19	250,000	309,952
Pride International, Inc.
6.875%, 8/15/20	360,000	421,009

Rowan Cos., Inc.
7.875%, 8/1/19	$130,000	$153,117
Transocean, Inc.
4.950%, 11/15/15	250,000	255,385
6.000%, 3/15/18	273,000	277,661
6.500%, 11/15/20	250,000	257,228
Weatherford International Ltd.
5.500%, 2/15/16	299,000	326,762
9.625%, 3/1/19	300,000	384,199

		4,285,298

Oil, Gas & Consumable Fuels (3.7%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	2,511,000	2,826,005
6.375%, 9/15/17	940,000	1,090,400
8.700%, 3/15/19	300,000	382,500
Apache Corp.
6.000%, 9/15/13	250,000	272,506
5.625%, 1/15/17	300,000	354,593
BG Energy Capital plc
2.500%, 12/9/15§	5,575,000	5,624,206
Buckeye Partners LP
5.500%, 8/15/19	150,000	162,908
4.875%, 2/1/21	400,000	408,342
Canadian Natural Resources Ltd.
5.700%, 5/15/17	689,000	804,361
Cenovus Energy, Inc.
4.500%, 9/15/14	100,000	107,870
5.700%, 10/15/19	200,000	235,941
Chevron Corp.
3.950%, 3/3/14	350,000	374,864
4.950%, 3/3/19	250,000	297,903
ConocoPhillips
4.400%, 5/15/13	750,000	786,349
5.750%, 2/1/19	500,000	606,575
6.000%, 1/15/20	500,000	627,064
Devon Energy Corp.
2.400%, 7/15/16	350,000	357,798
4.000%, 7/15/21	200,000	217,223
Enbridge Energy Partners LP
9.875%, 3/1/19	250,000	332,457
5.200%, 3/15/20	200,000	221,162
Enbridge, Inc.
5.800%, 6/15/14	500,000	546,850
EnCana Corp.
4.750%, 10/15/13	300,000	315,700
6.500%, 5/15/19	2,845,000	3,430,302
Energy Transfer Partners LP
6.000%, 7/1/13	250,000	261,966
9.000%, 4/15/19	500,000	599,678
Enterprise Products Operating LLC
9.750%, 1/31/14	300,000	346,200
3.200%, 2/1/16	500,000	516,698
6.300%, 9/15/17	1,450,000	1,687,861
5.250%, 1/31/20	250,000	274,532
5.200%, 9/1/20	200,000	220,607
6.125%, 10/15/39	160,000	172,114
EOG Resources, Inc.
2.950%, 6/1/15	250,000	262,195
5.625%, 6/1/19	300,000	355,674
4.100%, 2/1/21	250,000	275,490

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

EQT Corp.
8.125%, 6/1/19	$450,000	$539,296
Gazprom S.A. (Gaz Capital S.A.)
8.146%, 4/11/18§	1,800,000	2,028,011
9.250%, 4/23/19(m)	1,600,000	1,903,351
Husky Energy, Inc.
5.900%, 6/15/14	335,000	363,580
7.250%, 12/15/19	50,000	61,684
Kinder Morgan Energy Partners LP
5.000%, 12/15/13	200,000	211,944
5.625%, 2/15/15	300,000	329,414
6.000%, 2/1/17	200,000	228,251
6.850%, 2/15/20	250,000	294,027
5.800%, 3/1/21	10,600,000	11,871,894
Magellan Midstream Partners LP
6.550%, 7/15/19	150,000	176,442
4.250%, 2/1/21	200,000	207,080
Marathon Petroleum Corp.
3.500%, 3/1/16	130,000	132,346
5.125%, 3/1/21	150,000	158,228
6.500%, 3/1/41	948,000	1,055,345
Nabors Industries, Inc.
9.250%, 1/15/19	300,000	377,978
Nexen, Inc.
6.200%, 7/30/19	100,000	115,028
7.500%, 7/30/39	1,825,000	2,196,073
Noble Holding International Ltd.
3.050%, 3/1/16	250,000	254,451
4.625%, 3/1/21	200,000	209,088
NuStar Logistics LP
4.800%, 9/1/20	200,000	207,565
Occidental Petroleum Corp.
2.500%, 2/1/16	100,000	104,847
4.125%, 6/1/16	150,000	167,699
1.750%, 2/15/17	125,000	126,159
4.100%, 2/1/21	500,000	555,055
ONEOK Partners LP
3.250%, 2/1/16	100,000	102,065
8.625%, 3/1/19	100,000	127,364
PC Financial Partnership
5.000%, 11/15/14	500,000	542,070
Petrobras International Finance Co.
3.875%, 1/27/16	3,190,000	3,267,391
5.875%, 3/1/18	1,125,000	1,230,715
8.375%, 12/10/18	400,000	486,831
7.875%, 3/15/19	750,000	900,639
5.750%, 1/20/20	2,680,000	2,867,018
5.375%, 1/27/21	500,000	523,828
Petrohawk Energy Corp.
6.250%, 6/1/19	250,000	276,589
Petroleos Mexicanos
4.875%, 3/15/15	750,000	799,568
8.000%, 5/3/19	500,000	622,396
6.000%, 3/5/20	620,000	695,837
5.500%, 1/21/21	7,500,000	8,135,092
Plains All American Pipeline LP
3.950%, 9/15/15	250,000	265,095
8.750%, 5/1/19	100,000	128,111
5.000%, 2/1/21	250,000	271,687
Shell International Finance B.V.
1.875%, 3/25/13	235,000	238,931

4.000%, 3/21/14	$500,000	$536,171
3.100%, 6/28/15	7,900,000	8,402,661
4.300%, 9/22/19	400,000	450,129
4.375%, 3/25/20	300,000	341,863
Spectra Energy Capital LLC
6.200%, 4/15/18	350,000	398,135
8.000%, 10/1/19	100,000	126,939
Statoil ASA
2.900%, 10/15/14	500,000	523,518
3.125%, 8/17/17	5,200,000	5,496,143
5.250%, 4/15/19	500,000	583,228
Talisman Energy, Inc.
7.750%, 6/1/19	200,000	247,429
Total Capital Canada Ltd.
1.625%, 1/28/14	400,000	406,455
Total Capital S.A.
3.125%, 10/2/15	400,000	422,852
4.450%, 6/24/20	4,400,000	4,943,847
4.125%, 1/28/21	200,000	219,828
TransCanada PipeLines Ltd.
3.400%, 6/1/15	200,000	210,416
7.125%, 1/15/19	500,000	640,937
3.800%, 10/1/20	8,900,000	9,509,130
6.350%, 5/15/67(l)	300,000	297,750
Transcontinental Gas Pipe Line Corp.
8.875%, 7/15/12	1,000,000	1,039,221
Valero Energy Corp.
4.500%, 2/1/15	65,000	70,325
6.125%, 2/1/20	565,000	639,842
Williams Partners LP
3.800%, 2/15/15	200,000	209,785
5.250%, 3/15/20	310,000	342,255
4.000%, 11/15/21	200,000	205,879
XTO Energy, Inc.
6.250%, 8/1/17	200,000	248,230

		107,225,925

Total Energy		111,511,223

Financials (23.7%)
Capital Markets (3.4%)
Ameriprise Financial, Inc.
5.650%, 11/15/15	150,000	168,382
7.300%, 6/28/19	90,000	109,302
5.300%, 3/15/20	100,000	107,612
Bank of New York Mellon Corp.
5.125%, 8/27/13	250,000	266,537
3.100%, 1/15/15	500,000	521,988
5.450%, 5/15/19	200,000	228,532
4.150%, 2/1/21	200,000	216,016
3.550%, 9/23/21	300,000	307,390
Bear Stearns Cos. LLC
5.300%, 10/30/15	829,000	894,310
BlackRock, Inc.
3.500%, 12/10/14	250,000	265,938
5.000%, 12/10/19	350,000	380,838
Charles Schwab Corp.
4.950%, 6/1/14	250,000	271,070
4.450%, 7/22/20	100,000	106,389
Deutsche Bank AG/London
2.375%, 1/11/13	750,000	746,135
3.875%, 8/18/14	500,000	512,413

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

3.250%, 1/11/16	$500,000	$505,000
6.000%, 9/1/17	500,000	553,307
Eaton Vance Corp.
6.500%, 10/2/17	250,000	283,992
Goldman Sachs Group, Inc.
5.300%, 2/14/12	5,000,000	5,017,044
5.700%, 9/1/12	10,000,000	10,209,620
6.000%, 5/1/14	575,000	595,713
5.125%, 1/15/15	4,000,000	4,070,797
5.350%, 1/15/16	1,200,000	1,231,088
3.625%, 2/7/16	1,000,000	962,260
5.625%, 1/15/17	500,000	488,862
6.150%, 4/1/18	2,000,000	2,034,937
7.500%, 2/15/19	1,300,000	1,447,828
5.375%, 3/15/20	1,300,000	1,267,856
5.250%, 7/27/21	1,515,000	1,474,762
Jefferies Group, Inc.
5.125%, 4/13/18	250,000	220,188
8.500%, 7/15/19	300,000	310,359
Lazard Group LLC
7.125%, 5/15/15	200,000	215,750
Lehman Brothers Holdings, Inc.
0.000%, 12/23/09(h)	10,200,000	2,594,625
5.625%, 1/24/13(h)	5,000,000	1,300,000
6.750%, 12/28/17(h)(b)	1,297,000	130
Merrill Lynch & Co., Inc.
0.757%, 6/5/12(l)	1,500,000	1,471,830
6.050%, 8/15/12	700,000	710,703
6.150%, 4/25/13	1,524,000	1,545,060
5.700%, 5/2/17	750,000	674,590
6.400%, 8/28/17	13,000,000	12,466,990
6.875%, 4/25/18	2,500,000	2,474,047
Morgan Stanley
5.300%, 3/1/13	2,543,000	2,572,701
2.953%, 5/14/13(l)	3,720,000	3,588,194
6.000%, 5/13/14	700,000	711,675
2.875%, 7/28/14	60,000	56,392
4.200%, 11/20/14	1,663,000	1,599,099
6.000%, 4/28/15	12,845,000	12,895,658
4.000%, 7/24/15	1,500,000	1,407,850
0.883%, 10/15/15(l)	4,800,000	3,982,286
5.375%, 10/15/15	1,000,000	977,966
5.550%, 4/27/17	1,000,000	953,102
6.250%, 8/28/17	825,000	806,280
5.950%, 12/28/17	2,000,000	1,911,221
6.625%, 4/1/18	500,000	491,717
7.300%, 5/13/19	1,200,000	1,215,337
5.750%, 1/25/21	750,000	700,245
5.500%, 7/28/21	860,000	791,639
Nomura Holdings, Inc.
5.000%, 3/4/15	300,000	302,183
4.125%, 1/19/16	250,000	242,878
6.700%, 3/4/20	203,000	214,827
Northern Trust Corp.
4.625%, 5/1/14	65,000	69,543
3.450%, 11/4/20	200,000	205,268
3.375%, 8/23/21	125,000	126,242
Raymond James Financial, Inc.
4.250%, 4/15/16	100,000	103,818
8.600%, 8/15/19	100,000	118,970
SteelRiver Transmission Co. LLC
4.710%, 6/30/17§(b)	2,091,507	2,132,919

TD Ameritrade Holding Corp.
5.600%, 12/1/19	$250,000	$270,995

		97,679,195

Commercial Banks (7.3%)
American Express Bank FSB
5.500%, 4/16/13	1,000,000	1,045,704
Banco do Brasil S.A.
2.947%, 7/2/14(l)§	1,500,000	1,500,090
4.500%, 1/22/15§	5,350,000	5,515,932
Banco Santander S.A./Chile
1.659%, 4/20/12(l)§	7,800,000	7,802,488
2.006%, 1/19/16(l)§	7,600,000	6,992,000
Bancolombia S.A.
4.250%, 1/12/16	250,000	247,500
Bank of Montreal
2.125%, 6/28/13	200,000	203,124
Bank of Nova Scotia
2.250%, 1/22/13	260,000	263,713
2.375%, 12/17/13	1,000,000	1,024,287
3.400%, 1/22/15	200,000	210,846
Bank of Scotland plc
5.250%, 2/21/17§	8,200,000	8,563,326
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.600%, 1/22/13§	1,500,000	1,512,880
Barclays Bank plc
2.375%, 1/13/14	750,000	737,904
5.200%, 7/10/14	250,000	260,684
5.000%, 9/22/16	500,000	518,869
5.125%, 1/8/20	750,000	769,200
5.926%, 9/29/49(l)§	225,000	184,500
BB&T Corp.
3.375%, 9/25/13	250,000	258,903
2.050%, 4/28/14	100,000	101,383
3.200%, 3/15/16	500,000	522,230
5.250%, 11/1/19	300,000	329,860
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14	200,000	187,705
BNP Paribas
3.250%, 3/11/15	750,000	714,735
5.000%, 1/15/21	500,000	481,560
Canadian Imperial Bank of Commerce
1.450%, 9/13/13	300,000	299,388
2.350%, 12/11/15	200,000	200,869
Comerica Bank
5.750%, 11/21/16	500,000	554,174
Credit Suisse AG/New York
5.000%, 5/15/13	1,500,000	1,551,225
5.300%, 8/13/19	250,000	258,088
5.400%, 1/14/20	1,180,000	1,098,273
4.375%, 8/5/20	500,000	490,624
Dexia Credit Local S.A.
0.644%, 1/12/12(l)§	1,500,000	1,499,288
Dexia Credit Local S.A./New York
0.927%, 3/5/13(l)§	10,000,000	9,122,106
Discover Bank/Delaware
8.700%, 11/18/19	525,000	595,371
DNB Boligkreditt A/S
2.100%, 10/14/15§	6,390,000	6,283,097
Fifth Third Bancorp
3.625%, 1/25/16	250,000	253,494
5.450%, 1/15/17	250,000	253,102

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Fifth Third Capital Trust IV
6.500%, 4/15/37(l)		$250,000	$242,500
First Horizon National Corp.
5.375%, 12/15/15		400,000	404,764
HBOS plc
6.750%, 5/21/18§		1,400,000	1,178,954
HSBC Bank plc
3.100%, 5/24/16§		1,070,000	1,069,560
HSBC Bank S.A./Brasil
4.000%, 5/11/16§		2,150,000	2,136,848
HSBC Bank USA/New York
4.875%, 8/24/20		750,000	704,670
HSBC Capital Funding LP/Jersey Channel Islands
4.610%, 12/29/49(l)§		550,000	503,250
HSBC Holdings plc
6.100%, 1/14/42		530,000	611,074
Huntington BancShares, Inc.
7.000%, 12/15/20		25,000	28,412
JPMorgan Chase Bank N.A.
6.000%, 7/5/17		2,555,000	2,753,275
6.000%, 10/1/17		4,300,000	4,635,790
KeyBank N.A./Ohio
7.413%, 5/6/15		400,000	450,912
KeyCorp
6.500%, 5/14/13		250,000	263,819
Kreditanstalt fuer Wiederaufbau
1.875%, 1/14/13		1,000,000	1,011,793
3.250%, 3/15/13		2,000,000	2,061,069
1.375%, 7/15/13		1,045,000	1,054,971
4.000%, 10/15/13		500,000	528,127
1.375%, 1/13/14		1,500,000	1,513,853
3.500%, 3/10/14		1,000,000	1,054,716
2.625%, 3/3/15		500,000	524,832
1.250%, 10/26/15		1,000,000	1,003,066
2.625%, 2/16/16		1,000,000	1,054,930
5.125%, 3/14/16		900,000	1,039,841
4.875%, 1/17/17		1,724,000	2,004,573
4.500%, 7/16/18		500,000	580,459
4.875%, 6/17/19		500,000	594,119
4.000%, 1/27/20		1,000,000	1,126,982
2.750%, 9/8/20		1,000,000	1,035,241
6.250%, 5/19/21	AUD	6,200,000	6,576,732
Landwirtschaftliche Rentenbank
3.125%, 7/15/15		$1,000,000	1,060,794
2.500%, 2/15/16		1,000,000	1,038,322
Lloyds TSB Bank plc
1.372%, 4/2/12(l)§		3,800,000	3,808,346
4.875%, 1/21/16		500,000	488,782
6.375%, 1/21/21		500,000	499,080
M&I Marshall & Ilsley Bank
4.850%, 6/16/15		250,000	268,338
Mellon Funding Corp.
5.000%, 12/1/14		250,000	272,317
NIBC Bank N.V.
2.800%, 12/2/14§		8,900,000	9,158,497
Nordea Bank AB
1.301%, 1/14/14(l)§		10,400,000	10,161,302
Oesterreichische Kontrollbank AG
1.375%, 1/21/14		750,000	747,122
4.875%, 2/16/16		750,000	831,334
PNC Bank N.A.
4.875%, 9/21/17		500,000	523,810

PNC Funding Corp.
3.625%, 2/8/15		$750,000	$784,282
5.625%, 2/1/17		500,000	545,862
5.125%, 2/8/20		100,000	111,726
4.375%, 8/11/20		200,000	213,754
Rabobank Nederland N.V.
1.850%, 1/10/14		750,000	748,632
11.000%, 12/29/49(l)§		624,000	733,200
Regions Bank/Alabama
7.500%, 5/15/18		3,700,000	3,700,000
Royal Bank of Canada
2.100%, 7/29/13		250,000	254,969
2.625%, 12/15/15		500,000	514,913
2.300%, 7/20/16		450,000	453,025
Royal Bank of Scotland Group plc
0.783%, 3/30/12(l)§		17,900,000	17,898,656
1.316%, 4/23/12(l)		1,000,000	1,001,560
5.050%, 1/8/15		2,100,000	1,708,875
6.400%, 10/21/19		375,000	353,362
Royal Bank of Scotland plc
2.915%, 8/23/13(l)		7,600,000	7,350,286
3.400%, 8/23/13		500,000	481,615
3.250%, 1/11/14		250,000	237,634
3.950%, 9/21/15		500,000	469,675
4.375%, 3/16/16		250,000	238,826
5.625%, 8/24/20		500,000	477,875
Sberbank (SB Capital S.A.)
5.499%, 7/7/15		2,250,000	2,280,818
Sparebanken 1 Boligkredit
1.250%, 10/25/13§		2,510,000	2,491,359
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18		500,000	578,946
SVB Financial Group
5.375%, 9/15/20		80,000	83,107
Svenska Handelsbanken AB
1.544%, 9/14/12(l)§		1,400,000	1,402,110
3.125%, 7/12/16		250,000	251,221
Toronto-Dominion Bank
2.200%, 7/29/15§		7,500,000	7,631,643
2.500%, 7/14/16		500,000	509,266
2.375%, 10/19/16		200,000	201,694
U.S. Bancorp
4.200%, 5/15/14		750,000	803,593
2.450%, 7/27/15		500,000	514,382
U.S. Bank N.A./Ohio
4.950%, 10/30/14		750,000	815,113
UBS AG/Connecticut
1.595%, 2/23/12(l)		1,300,000	1,301,924
2.250%, 8/12/13		250,000	249,219
1.425%, 1/28/14(l)		700,000	677,265
3.875%, 1/15/15		500,000	491,617
5.875%, 7/15/16		500,000	478,548
5.875%, 12/20/17		500,000	491,097
4.875%, 8/4/20		840,000	835,682
UFJ Finance Aruba AEC
6.750%, 7/15/13		810,000	870,562
Union Bank N.A.
2.125%, 12/16/13		450,000	456,322
Wachovia Bank N.A.
4.875%, 2/1/15		1,000,000	1,044,721
Wachovia Corp.
5.700%, 8/1/13		1,000,000	1,067,985

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.625%, 10/15/16	$500,000	$550,023
5.750%, 2/1/18	700,000	802,201
Wells Fargo & Co.
4.950%, 10/16/13	750,000	786,382
3.750%, 10/1/14	600,000	631,728
5.625%, 12/11/17	765,000	874,175
4.600%, 4/1/21	250,000	271,609
Wells Fargo Bank N.A.
5.750%, 5/16/16	500,000	546,665
Westpac Banking Corp.
2.100%, 8/2/13	300,000	299,105
3.000%, 8/4/15	800,000	806,497
4.875%, 11/19/19	500,000	529,679
Westpac Securities NZ Ltd.
3.450%, 7/28/14§	12,900,000	13,510,121
Zions Bancorp
7.750%, 9/23/14	250,000	261,161

		212,691,965

Consumer Finance (2.8%)
Ally Financial, Inc.
7.000%, 2/1/12	1,641,000	1,632,631
6.875%, 8/28/12	1,000,000	1,011,250
3.649%, 2/11/14(l)	4,000,000	3,780,520
8.300%, 2/12/15	600,000	633,000
American Express Co.
4.875%, 7/15/13	250,000	261,882
7.250%, 5/20/14	3,250,000	3,630,139
6.150%, 8/28/17	1,000,000	1,141,059
7.000%, 3/19/18	7,950,000	9,475,675
8.125%, 5/20/19	250,000	324,691
American Express Credit Corp.
5.125%, 8/25/14	500,000	537,628
2.750%, 9/15/15	750,000	750,000
2.800%, 9/19/16	300,000	302,241
Capital One Bank USA N.A.
6.500%, 6/13/13	250,000	264,120
8.800%, 7/15/19	313,000	359,694
Capital One Financial Corp.
7.375%, 5/23/14	125,000	137,153
2.125%, 7/15/14	100,000	98,511
3.150%, 7/15/16	4,305,000	4,311,673
4.750%, 7/15/21	1,770,000	1,795,028
Discover Financial Services
6.450%, 6/12/17	200,000	203,500
Ford Motor Credit Co. LLC
7.800%, 6/1/12	1,800,000	1,854,000
7.500%, 8/1/12	3,000,000	3,071,250
HSBC Finance Corp.
0.686%, 4/24/12(l)	2,000,000	1,980,000
0.756%, 7/19/12(l)	10,000,000	9,858,070
0.896%, 9/14/12(l)	13,850,000	13,642,250
6.375%, 11/27/12	3,675,000	3,774,225
4.750%, 7/15/13	500,000	508,565
0.653%, 1/15/14(l)	4,200,000	3,869,754
5.000%, 6/30/15	685,000	692,691
0.957%, 6/1/16(l)	500,000	418,750
6.676%, 1/15/21	1,000,000	1,016,139
PACCAR Financial Corp.
1.550%, 9/29/14	100,000	100,139
SLM Corp.
5.000%, 10/1/13	400,000	402,000

0.718%, 1/27/14(l)	$885,000	$805,350
6.250%, 1/25/16	1,823,000	1,745,523
8.000%, 3/25/20	1,100,000	1,086,250
Toyota Motor Credit Corp.
1.375%, 8/12/13	150,000	151,734
3.200%, 6/17/15	100,000	106,152
2.800%, 1/11/16	400,000	418,007
2.000%, 9/15/16	300,000	301,120
4.500%, 6/17/20	100,000	109,474
4.250%, 1/11/21	100,000	111,299
3.400%, 9/15/21	300,000	314,612
Volkswagen International Finance N.V.
4.000%, 8/12/20§	5,000,000	5,119,940

		82,107,689

Diversified Financial Services (5.5%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	250,000	264,169
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	3,860,000	3,785,893
Bank of America Corp.
4.750%, 8/15/13	720,000	722,857
7.375%, 5/15/14	1,500,000	1,564,125
0.876%, 9/15/14(l)	1,450,000	1,245,813
4.500%, 4/1/15	500,000	480,684
6.500%, 8/1/16	1,000,000	1,002,383
5.625%, 10/14/16	890,000	850,739
5.625%, 7/1/20	1,750,000	1,638,073
Bank of America N.A.
5.300%, 3/15/17	500,000	452,583
Boeing Capital Corp.
3.250%, 10/27/14	500,000	531,563
2.125%, 8/15/16	150,000	153,303
BP Capital Markets plc
5.250%, 11/7/13	500,000	536,343
3.625%, 5/8/14	2,050,000	2,149,746
3.875%, 3/10/15	650,000	693,701
3.125%, 10/1/15	6,150,000	6,422,129
3.200%, 3/11/16	500,000	522,994
4.750%, 3/10/19	300,000	336,153
4.500%, 10/1/20	7,550,000	8,371,408
Cantor Fitzgerald LP
7.875%, 10/15/19§	900,000	827,857
Caterpillar Financial Services Corp.
4.250%, 2/8/13	500,000	519,209
1.550%, 12/20/13	200,000	202,577
1.375%, 5/20/14	140,000	141,344
2.750%, 6/24/15	750,000	788,409
7.150%, 2/15/19	800,000	1,030,163
CDP Financial, Inc.
3.000%, 11/25/14§	1,875,000	1,962,376
Citigroup, Inc.
5.500%, 4/11/13	5,850,000	5,931,097
6.500%, 8/19/13	1,500,000	1,556,255
6.000%, 12/13/13	500,000	520,199
6.375%, 8/12/14	1,000,000	1,054,578
5.000%, 9/15/14	1,195,000	1,182,940
4.750%, 5/19/15	1,000,000	1,014,482
4.587%, 12/15/15	3,030,000	3,068,040
3.953%, 6/15/16	500,000	493,955
5.500%, 2/15/17	250,000	252,116
6.000%, 8/15/17	430,000	450,868

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

2.157%, 5/15/18(l)		$14,140,000	$12,135,796
6.125%, 5/15/18		1,500,000	1,598,255
8.500%, 5/22/19		1,000,000	1,188,443
CME Group, Inc.
5.750%, 2/15/14		250,000	272,272
Credit Suisse FB USA, Inc.
5.125%, 8/15/15		1,500,000	1,552,263
Crown Castle Towers LLC
6.113%, 1/15/20§		2,495,000	2,795,739
DanFin Funding Ltd.
1.103%, 7/16/13(l)§		6,000,000	6,018,120
General Electric Capital Corp.
0.511%, 4/10/12(l)		3,665,000	3,663,581
2.125%, 12/21/12		1,685,000	1,716,435
2.800%, 1/8/13		1,000,000	1,019,820
1.875%, 9/16/13		1,000,000	1,012,163
5.900%, 5/13/14		1,000,000	1,102,357
3.750%, 11/14/14		500,000	529,271
3.500%, 6/29/15		1,000,000	1,050,662
5.400%, 2/15/17		1,308,000	1,452,661
6.000%, 8/7/19		1,500,000	1,709,625
5.300%, 2/11/21		890,000	951,431
4.650%, 10/17/21		1,000,000	1,045,490
5.500%, 9/15/67(l)§	EUR	3,000,000	3,028,545
Hutchison Whampoa International Ltd.
7.625%, 4/9/19(m)		$700,000	855,221
John Deere Capital Corp.
4.500%, 4/3/13		500,000	523,557
1.875%, 6/17/13		500,000	509,562
2.800%, 9/18/17		500,000	525,694
3.150%, 10/15/21		300,000	307,834
JPMorgan Chase & Co.
4.650%, 6/1/14		1,250,000	1,320,448
5.125%, 9/15/14		1,000,000	1,053,739
3.700%, 1/20/15		1,100,000	1,137,506
4.750%, 3/1/15		1,000,000	1,065,366
3.450%, 3/1/16		1,250,000	1,267,516
3.150%, 7/5/16		11,666,000	11,696,480
6.000%, 1/15/18		1,500,000	1,677,574
6.300%, 4/23/19		1,000,000	1,140,585
4.400%, 7/22/20		1,000,000	1,021,736
4.625%, 5/10/21		2,030,000	2,096,848
NASDAQ OMX Group, Inc.
4.000%, 1/15/15		100,000	102,431
5.250%, 1/16/18		60,000	62,851
5.550%, 1/15/20		200,000	202,329
National Credit Union Administration Guaranteed Notes
Series A3 2.350%, 6/12/17		200,000	207,534
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16		500,000	519,530
5.450%, 2/1/18		300,000	348,615
Nile Finance Ltd.
5.250%, 8/5/15(m)		1,500,000	1,381,729
Northern Rock Asset Management plc
5.625%, 6/22/17§		450,000	474,777
ORIX Corp.
4.710%, 4/27/15		250,000	259,442
Private Export Funding Corp.
4.550%, 5/15/15		200,000	224,653
4.950%, 11/15/15		200,000	230,321

RZD Capital Ltd.
5.739%, 4/3/17		$200,000	$201,945
SSIF Nevada LP
1.101%, 4/14/14(l)§		15,700,000	15,451,014
TECO Finance, Inc.
4.000%, 3/15/16		65,000	68,599
5.150%, 3/15/20		300,000	333,362
TNK-BP Finance S.A.
7.500%, 3/13/13(m)		800,000	833,961
6.250%, 2/2/15(m)		600,000	619,350
7.500%, 7/18/16(m)		2,000,000	2,102,696
6.625%, 3/20/17(m)		1,100,000	1,117,981
7.875%, 3/13/18(m)		1,300,000	1,391,422
Transneft OJSC (TransCapitalInvest Ltd.)
8.700%, 8/7/18(m)		900,000	1,086,210
UBS Preferred Funding Trust V
6.243%, 5/29/49(l)		250,000	210,000
Unilever Capital Corp.
2.750%, 2/10/16		100,000	106,024
4.800%, 2/15/19		300,000	349,234
4.250%, 2/10/21		100,000	114,756
Waha Aerospace B.V.
3.925%, 7/28/20§		8,910,000	9,146,115
Woodside Finance Ltd.
4.600%, 5/10/21§		315,000	318,439
XTRA Finance Corp.
5.150%, 4/1/17		250,000	278,595

			160,507,634

Insurance (2.2%)
ACE INA Holdings, Inc.
5.600%, 5/15/15		250,000	280,451
2.600%, 11/23/15		200,000	203,353
5.900%, 6/15/19		100,000	118,513
Aegon N.V.
4.625%, 12/1/15		300,000	307,390
Aflac, Inc.
3.450%, 8/15/15		100,000	103,579
8.500%, 5/15/19		150,000	184,128
Alleghany Corp.
5.625%, 9/15/20		100,000	104,557
Allstate Corp.
7.500%, 6/15/13		250,000	272,967
6.200%, 5/16/14		200,000	221,285
7.450%, 5/16/19		200,000	244,358
American Financial Group, Inc./Ohio
9.875%, 6/15/19		100,000	125,924
American International Group, Inc.
0.663%, 3/20/12(l)		1,000,000	991,270
4.250%, 9/15/14		300,000	290,476
5.050%, 10/1/15		500,000	483,670
5.600%, 10/18/16		1,000,000	965,144
5.450%, 5/18/17		500,000	471,848
5.850%, 1/16/18		500,000	471,938
8.250%, 8/15/18		1,200,000	1,261,195
6.400%, 12/15/20		500,000	487,637
8.175%, 5/15/58(l)		17,500,000	15,225,000
Aon Corp.
3.500%, 9/30/15		250,000	257,169
5.000%, 9/30/20		100,000	109,452
Axis Specialty Finance LLC
5.875%, 6/1/20		250,000	262,716

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Berkshire Hathaway Finance Corp.
4.750%, 5/15/12	$2,728,000	$2,769,714
5.000%, 8/15/13	500,000	533,189
4.850%, 1/15/15	400,000	443,678
4.250%, 1/15/21	300,000	325,006
Berkshire Hathaway, Inc.
2.125%, 2/11/13	500,000	507,624
Chubb Corp.
5.750%, 5/15/18	100,000	117,952
6.375%, 3/29/67(l)	200,000	196,000
CNA Financial Corp.
5.875%, 8/15/20	500,000	510,098
Delphi Financial Group, Inc.
7.875%, 1/31/20	50,000	57,928
Fairfax Financial Holdings Ltd.
5.800%, 5/15/21§	1,235,000	1,173,152
Genworth Financial, Inc.
8.625%, 12/15/16	200,000	202,585
7.700%, 6/15/20	400,000	378,654
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	250,000	246,442
5.500%, 3/30/20	300,000	298,538
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	100,000	111,298
Lincoln National Corp.
8.750%, 7/1/19	250,000	303,240
4.850%, 6/24/21	80,000	80,810
7.000%, 6/15/40	585,000	664,435
6.050%, 4/20/67(l)	907,000	748,275
Manulife Financial Corp.
3.400%, 9/17/15	1,230,000	1,240,970
Markel Corp.
7.125%, 9/30/19	100,000	114,814
5.350%, 6/1/21	100,000	102,868
Marsh & McLennan Cos., Inc.
5.750%, 9/15/15	175,000	195,576
4.800%, 7/15/21	200,000	214,856
MetLife, Inc.
2.375%, 2/6/14	500,000	504,946
6.750%, 6/1/16	600,000	689,850
4.750%, 2/8/21	250,000	268,666
Metropolitan Life Global Funding I
2.875%, 9/17/12§	1,725,000	1,741,239
2.500%, 1/11/13§	4,470,000	4,511,460
5.125%, 4/10/13§	900,000	939,100
5.125%, 6/10/14§	775,000	830,053
Monumental Global Funding III
0.588%, 1/25/13(l)§	2,900,000	2,882,350
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	200,000	201,704
Principal Financial Group, Inc.
8.875%, 5/15/19	200,000	248,005
Progressive Corp.
3.750%, 8/23/21	125,000	129,377
Protective Life Corp.
7.375%, 10/15/19	250,000	273,668
Prudential Financial, Inc.
4.500%, 7/15/13	819,000	847,982
3.875%, 1/14/15	65,000	67,447
6.200%, 1/15/15	45,000	49,737
4.750%, 9/17/15	1,695,000	1,810,773
6.000%, 12/1/17	750,000	841,790

5.375%, 6/21/20	$1,470,000	$1,580,877
Reinsurance Group of America, Inc.
6.450%, 11/15/19	100,000	113,245
5.000%, 6/1/21	60,000	62,166
Torchmark Corp.
9.250%, 6/15/19	100,000	123,178
Travelers Cos., Inc.
5.500%, 12/1/15	250,000	281,986
5.800%, 5/15/18	250,000	294,050
Unum Group
5.625%, 9/15/20	7,400,000	7,790,602
Willis North America, Inc.
5.625%, 7/15/15	365,000	392,982

		62,458,955

Real Estate Investment Trusts (REITs) (0.6%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	150,000	167,075
Boston Properties LP
3.700%, 11/15/18	200,000	206,157
5.875%, 10/15/19	300,000	337,699
Brandywine Operating Partnership LP
4.950%, 4/15/18	100,000	98,951
Camden Property Trust
4.625%, 6/15/21	200,000	203,878
CommonWealth REIT
6.650%, 1/15/18	100,000	108,785
Digital Realty Trust LP
4.500%, 7/15/15	100,000	102,166
Duke Realty LP
6.250%, 5/15/13	200,000	209,769
6.750%, 3/15/20	150,000	166,377
Entertainment Properties Trust
7.750%, 7/15/20	100,000	106,255
Equity One, Inc.
6.250%, 12/15/14	100,000	105,182
ERP Operating LP
5.125%, 3/15/16	500,000	542,003
4.750%, 7/15/20	250,000	260,282
HCP, Inc.
2.700%, 2/1/14	120,000	120,242
3.750%, 2/1/16	250,000	253,893
6.000%, 1/30/17	300,000	324,109
5.375%, 2/1/21	250,000	261,927
Health Care REIT, Inc.
4.700%, 9/15/17	500,000	498,187
6.125%, 4/15/20	145,000	152,535
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	200,000	215,945
Hospitality Properties Trust
7.875%, 8/15/14	250,000	268,569
5.625%, 3/15/17	250,000	253,944
Kilroy Realty LP
5.000%, 11/3/15	100,000	103,736
4.800%, 7/15/18	175,000	176,498
Kimco Realty Corp.
6.875%, 10/1/19	100,000	115,089
Liberty Property LP
4.750%, 10/1/20	200,000	202,530
Mack-Cali Realty LP
7.750%, 8/15/19	250,000	299,156

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Realty Income Corp.
5.750%, 1/15/21		$250,000	$271,583
Senior Housing Properties Trust
4.300%, 1/15/16		100,000	98,500
Simon Property Group LP
4.200%, 2/1/15		135,000	143,346
5.100%, 6/15/15		508,000	553,341
5.650%, 2/1/20		750,000	860,710
4.375%, 3/1/21		7,600,000	8,012,008
UDR, Inc.
4.250%, 6/1/18		200,000	204,540
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15		100,000	98,686
6.750%, 4/1/17		760,000	790,523

			16,894,176

Real Estate Management & Development (0.0%)
ProLogis LP
7.625%, 8/15/14		150,000	164,490
6.250%, 3/15/17		100,000	109,288
7.375%, 10/30/19		300,000	341,677
6.875%, 3/15/20		8,000	8,928

			624,383

Thrifts & Mortgage Finance (1.9%)
Abbey National Treasury Services plc/London
2.875%, 4/25/14		200,000	186,848
3.875%, 11/10/14§		5,200,000	4,797,891
4.000%, 4/27/16		100,000	89,788
Cie de Financement Foncier
2.125%, 4/22/13§		6,300,000	6,183,189
Nykredit Realkredit A/S
4.000%, 1/1/12	DKK	88,000,000	15,322,202
Realkredit Danmark A/S
2.000%, 1/1/12		100,000,000	17,411,593
Santander Holdings USA, Inc.
4.625%, 4/19/16		$250,000	238,625
Stadshypotek AB
1.129%, 9/30/13(l)§		10,000,000	9,903,704

			54,133,840

Total Financials			687,097,837

Health Care (2.1%)
Biotechnology (0.3%)
Amgen, Inc.
1.875%, 11/15/14		250,000	253,594
2.300%, 6/15/16		185,000	185,486
5.850%, 6/1/17		500,000	574,896
6.150%, 6/1/18		330,000	385,579
4.500%, 3/15/20		50,000	53,074
3.450%, 10/1/20		6,500,000	6,378,460
4.100%, 6/15/21		300,000	307,755
Biogen Idec, Inc.
6.875%, 3/1/18		100,000	121,052
Celgene Corp.
3.950%, 10/15/20		200,000	202,632
Genentech, Inc.
4.750%, 7/15/15		200,000	223,809
Gilead Sciences, Inc.
4.500%, 4/1/21		300,000	321,619

			9,007,956

Health Care Equipment & Supplies (0.4%)
Baxter International, Inc.
4.000%, 3/1/14		$250,000	$266,763
5.900%, 9/1/16		200,000	236,310
4.250%, 3/15/20		100,000	110,425
Becton Dickinson and Co.
3.250%, 11/12/20		500,000	518,642
Boston Scientific Corp.
4.500%, 1/15/15		525,000	551,250
6.250%, 11/15/15		1,587,000	1,743,716
6.400%, 6/15/16		3,935,000	4,367,850
5.125%, 1/12/17		960,000	998,400
6.000%, 1/15/20		250,000	278,125
C.R. Bard, Inc.
2.875%, 1/15/16		100,000	103,616
4.400%, 1/15/21		65,000	72,849
CareFusion Corp.
5.125%, 8/1/14		130,000	140,568
6.375%, 8/1/19		1,100,000	1,296,842
Covidien International Finance S.A.
1.875%, 6/15/13		200,000	202,216
2.800%, 6/15/15		100,000	103,781
4.200%, 6/15/20		200,000	218,579
DENTSPLY International, Inc.
2.750%, 8/15/16		55,000	55,505
4.125%, 8/15/21		100,000	103,393
Medtronic, Inc.
3.000%, 3/15/15		300,000	317,483
4.450%, 3/15/20		500,000	564,864
St. Jude Medical, Inc.
3.750%, 7/15/14		300,000	318,071
Stryker Corp.
3.000%, 1/15/15		100,000	105,442
2.000%, 9/30/16		115,000	116,723
4.375%, 1/15/20		100,000	112,797
Zimmer Holdings, Inc.
1.400%, 11/30/14		100,000	99,747
4.625%, 11/30/19		150,000	164,687
3.375%, 11/30/21		100,000	100,697

			13,269,341

Health Care Providers & Services (0.8%)
Aetna, Inc.
3.950%, 9/1/20		500,000	523,440
AmerisourceBergen Corp.
4.875%, 11/15/19		350,000	391,258
Aristotle Holding, Inc.
2.750%, 11/21/14§		250,000	251,599
4.750%, 11/15/21§		250,000	259,096
Cardinal Health, Inc.
4.000%, 6/15/15		250,000	267,288
4.625%, 12/15/20		100,000	107,209
Cigna Corp.
5.125%, 6/15/20		215,000	231,412
4.375%, 12/15/20		100,000	101,875
Coventry Health Care, Inc.
5.450%, 6/15/21		155,000	169,338
Express Scripts, Inc.
6.250%, 6/15/14		135,000	147,743
3.125%, 5/15/16		500,000	503,329
7.250%, 6/15/19		80,000	96,639

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Fresenius Medical Care U.S. Finance, Inc.
1.744%, 3/31/13	$6,493,481	$6,447,488
HCA, Inc.
2.553%, 11/17/13(l)	3,500,000	3,438,750
2.746%, 5/1/18	2,887,500	2,703,422
7.250%, 9/15/20	2,300,000	2,426,500
Humana, Inc.
7.200%, 6/15/18	300,000	352,351
Laboratory Corp. of America Holdings
4.625%, 11/15/20	250,000	264,576
McKesson Corp.
6.500%, 2/15/14	200,000	221,646
4.750%, 3/1/21	250,000	284,321
Medco Health Solutions, Inc.
2.750%, 9/15/15	250,000	251,321
7.125%, 3/15/18	250,000	290,656
Quest Diagnostics, Inc.
6.400%, 7/1/17	200,000	235,761
4.750%, 1/30/20	60,000	64,527
UnitedHealth Group, Inc.
4.875%, 2/15/13	400,000	417,227
4.700%, 2/15/21	500,000	564,055
3.375%, 11/15/21	225,000	233,283
WellPoint, Inc.
4.350%, 8/15/20	1,000,000	1,085,284

		22,331,394

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
2.500%, 7/15/13	100,000	101,299
6.500%, 11/1/17	200,000	237,316
5.000%, 7/15/20	50,000	55,706
Life Technologies Corp.
4.400%, 3/1/15	200,000	207,000
6.000%, 3/1/20	705,000	779,906
5.000%, 1/15/21	167,000	176,082
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	500,000	514,241
3.200%, 3/1/16	500,000	529,189

		2,600,739

Pharmaceuticals (0.5%)
Abbott Laboratories, Inc.
2.700%, 5/27/15	500,000	523,447
5.600%, 11/30/17	500,000	597,219
4.125%, 5/27/20	500,000	553,710
Allergan, Inc.
3.375%, 9/15/20	250,000	258,053
AstraZeneca plc
5.900%, 9/15/17	400,000	482,334
Bristol-Myers Squibb Co.
5.450%, 5/1/18	200,000	238,043
Eli Lilly and Co.
5.200%, 3/15/17	500,000	579,827
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	1,000,000	1,206,359
Hospira, Inc.
6.400%, 5/15/15	250,000	273,934
Johnson & Johnson
1.200%, 5/15/14	500,000	507,215
5.550%, 8/15/17	300,000	362,141
2.950%, 9/1/20	200,000	211,220

Merck & Co., Inc.
5.300%, 12/1/13	$500,000	$544,861
6.000%, 9/15/17	200,000	245,284
5.000%, 6/30/19	300,000	354,210
Novartis Capital Corp.
1.900%, 4/24/13	340,000	345,650
4.125%, 2/10/14	300,000	320,148
2.900%, 4/24/15	500,000	529,126
Novartis Securities Investment Ltd.
5.125%, 2/10/19	600,000	696,000
Pfizer, Inc.
4.500%, 2/15/14	250,000	268,961
5.350%, 3/15/15	500,000	565,830
6.200%, 3/15/19	750,000	927,033
Sanofi S.A.
1.625%, 3/28/14	200,000	203,199
1.200%, 9/30/14	250,000	251,746
2.625%, 3/29/16	250,000	260,682
4.000%, 3/29/21	300,000	333,700
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	245,000	248,675
Teva Pharmaceutical Finance Co. LLC
5.550%, 2/1/16	268,000	302,840
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	150,000	156,365
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	935,000	949,025
Teva Pharmaceutical Finance IV LLC
1.700%, 11/10/14	250,000	251,499
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	125,000	133,961
6.125%, 8/15/19	130,000	152,985
Wyeth
5.500%, 2/15/16	500,000	579,480

		14,414,762

Total Health Care		61,624,192

Industrials (1.1%)
Aerospace & Defense (0.2%)
Boeing Co.
6.000%, 3/15/19	500,000	611,493
4.875%, 2/15/20	55,000	64,351
Embraer Overseas Ltd.
6.375%, 1/15/20	350,000	373,508
General Dynamics Corp.
5.250%, 2/1/14	600,000	654,498
Goodrich Corp.
6.125%, 3/1/19	200,000	242,226
Honeywell International, Inc.
5.300%, 3/1/18	500,000	590,176
4.250%, 3/1/21	250,000	282,933
L-3 Communications Corp.
3.950%, 11/15/16	100,000	101,602
4.950%, 2/15/21	400,000	397,032
Lockheed Martin Corp.
2.125%, 9/15/16	250,000	249,526
3.350%, 9/15/21	250,000	248,519
Northrop Grumman Corp.
3.700%, 8/1/14	300,000	316,247

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Raytheon Co.
4.400%, 2/15/20	$600,000	$660,441
Rockwell Collins, Inc.
5.250%, 7/15/19	50,000	58,366
Textron, Inc.
4.625%, 9/21/16	100,000	102,395
7.250%, 10/1/19	100,000	113,353
5.950%, 9/21/21	100,000	102,913
United Technologies Corp.
4.875%, 5/1/15	250,000	280,652
6.125%, 2/1/19	250,000	306,430
4.500%, 4/15/20	300,000	336,462

		6,093,123

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	250,000	328,207
United Parcel Service, Inc.
3.875%, 4/1/14	750,000	802,264
3.125%, 1/15/21	500,000	529,603

		1,660,074

Airlines (0.2%)
American Airlines, Inc.
Series A
8.625%, 10/15/21	400,000	415,500
Continental Airlines, Inc., Class B
9.000%, 7/8/16	228,016	249,962
6.000%, 1/12/19	3,000,000	2,763,750
Delta Air Lines, Inc.
4.950%, 5/23/19	190,644	194,218
7.750%, 12/17/19	175,449	190,582
UAL Pass Through Trust, Class 2009-2A
9.750%, 1/15/17	177,868	195,878

		4,009,890

Building Products (0.0%)
CRH America, Inc.
6.000%, 9/30/16	500,000	535,880
5.750%, 1/15/21	250,000	256,688
Owens Corning, Inc.
9.000%, 6/15/19	200,000	238,250

		1,030,818

Commercial Services & Supplies (0.1%)
Allied Waste North America, Inc.
6.875%, 6/1/17	350,000	369,353
Avery Dennison Corp.
5.375%, 4/15/20	100,000	102,566
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	250,000	281,280
Cornell University
5.450%, 2/1/19	200,000	238,427
Dartmouth College
4.750%, 6/1/19	50,000	58,216
Pitney Bowes, Inc.
3.875%, 6/15/13	100,000	103,250
5.750%, 9/15/17	400,000	430,000
Republic Services, Inc.
5.500%, 9/15/19	398,000	456,414
Waste Management, Inc.
7.375%, 3/11/19	200,000	251,861

4.750%, 6/30/20	$100,000	$110,097
Yale University
2.900%, 10/15/14	250,000	263,963

		2,665,427

Electrical Equipment (0.0%)
Emerson Electric Co.
5.625%, 11/15/13	250,000	271,696
4.875%, 10/15/19	250,000	292,038
Roper Industries, Inc.
6.625%, 8/15/13	200,000	216,623

		780,357

Industrial Conglomerates (0.2%)
3M Co.
4.375%, 8/15/13	100,000	106,422
1.375%, 9/29/16	250,000	251,786
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	112,436
Cooper U.S., Inc.
2.375%, 1/15/16	300,000	305,647
3.875%, 12/15/20	200,000	213,283
Danaher Corp.
1.300%, 6/23/14	90,000	91,073
5.400%, 3/1/19	250,000	298,078
3.900%, 6/23/21	150,000	164,397
General Electric Co.
5.000%, 2/1/13	750,000	783,568
5.250%, 12/6/17	750,000	857,850
Ingersoll-Rand Global Holding Co., Ltd.
6.000%, 8/15/13	300,000	320,945
6.875%, 8/15/18	100,000	121,782
Koninklijke Philips Electronics N.V.
5.750%, 3/11/18	300,000	345,072
Tyco Electronics Group S.A.
4.875%, 1/15/21	400,000	419,438
Tyco International Finance S.A.
6.000%, 11/15/13	110,000	118,919
4.125%, 10/15/14	250,000	265,653
Tyco International Ltd./Tyco International Finance S.A.
6.875%, 1/15/21	300,000	374,288

		5,150,637

Machinery (0.1%)
Caterpillar, Inc.
1.375%, 5/27/14	125,000	126,109
3.900%, 5/27/21	100,000	109,880
Dover Corp.
5.450%, 3/15/18	300,000	355,848
Eaton Corp.
4.900%, 5/15/13	250,000	263,247
Harsco Corp.
2.700%, 10/15/15	250,000	256,449
Illinois Tool Works, Inc.
5.150%, 4/1/14	250,000	274,175
3.375%, 9/15/21§	120,000	124,232
Joy Global, Inc.
5.125%, 10/15/21	160,000	170,182
Pall Corp.
5.000%, 6/15/20	100,000	111,100
Pentair, Inc.
5.000%, 5/15/21	150,000	157,755

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Snap-On, Inc.
4.250%, 1/15/18	$100,000	$108,018
Xylem, Inc.
3.550%, 9/20/16§	250,000	257,236

		2,314,231

Professional Services (0.0%)
Dun & Bradstreet Corp.
2.875%, 11/15/15	115,000	117,482
Equifax, Inc.
4.450%, 12/1/14	100,000	105,604
Verisk Analytics, Inc.
5.800%, 5/1/21	100,000	106,250

		329,336

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	500,000	559,099
Canadian National Railway Co.
5.550%, 3/1/19	350,000	417,947
Canadian Pacific Railway Co.
7.250%, 5/15/19	220,000	258,715
CSX Corp.
6.250%, 4/1/15	300,000	342,778
6.250%, 3/15/18	300,000	358,374
3.700%, 10/30/20	100,000	102,251
JB Hunt Transport Services, Inc.
3.375%, 9/15/15	100,000	101,870
Norfolk Southern Corp.
7.700%, 5/15/17	268,000	340,786
5.900%, 6/15/19	200,000	242,568
Ryder System, Inc.
3.600%, 3/1/16	200,000	209,323
Union Pacific Corp.
5.125%, 2/15/14	250,000	269,758
5.700%, 8/15/18	250,000	296,564
4.000%, 2/1/21	65,000	69,478

		3,569,511

Trading Companies & Distributors (0.1%)
GATX Corp.
4.750%, 5/15/15	100,000	107,031
3.500%, 7/15/16	100,000	100,468
Noble Group Ltd.
6.750%, 1/29/20§	3,200,000	2,757,162

		2,964,661

Total Industrials		30,568,065

Information Technology (0.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	1,000,000	1,160,964
4.950%, 2/15/19	750,000	869,474
Harris Corp.
6.375%, 6/15/19	85,000	98,430
Motorola Solutions, Inc.
6.000%, 11/15/17	100,000	112,790
Nokia Oyj
5.375%, 5/15/19	300,000	298,074

		2,539,732

Computers & Peripherals (0.1%)
Dell, Inc.
1.400%, 9/10/13	$500,000	$502,487
2.300%, 9/10/15	250,000	255,981
5.875%, 6/15/19	125,000	145,260
Hewlett-Packard Co.
4.750%, 6/2/14	475,000	501,632
2.350%, 3/15/15	250,000	248,505
2.200%, 12/1/15	500,000	490,919
3.000%, 9/15/16	250,000	251,398
3.750%, 12/1/20	500,000	494,410
4.375%, 9/15/21	250,000	257,787

		3,148,379

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
4.750%, 11/15/14	100,000	106,713
Arrow Electronics, Inc.
3.375%, 11/1/15	200,000	202,591
6.000%, 4/1/20	100,000	104,875
5.125%, 3/1/21	100,000	98,331
Avnet, Inc.
5.875%, 6/15/20	250,000	274,875
Corning, Inc.
6.625%, 5/15/19	30,000	36,218
4.250%, 8/15/20	65,000	69,233
Jabil Circuit, Inc.
8.250%, 3/15/18	1,970,000	2,267,962

		3,160,798

Internet Software & Services (0.0%)
eBay, Inc.
0.875%, 10/15/13	50,000	50,270
1.625%, 10/15/15	100,000	100,834
3.250%, 10/15/20	100,000	99,454
Google, Inc.
1.250%, 5/19/14	250,000	253,318
2.125%, 5/19/16	100,000	103,873
3.625%, 5/19/21	250,000	274,420

		882,169

IT Services (0.2%)
Computer Sciences Corp.
5.500%, 3/15/13	200,000	200,179
6.500%, 3/15/18	200,000	198,723
Fiserv, Inc.
3.125%, 10/1/15	250,000	255,106
4.625%, 10/1/20	300,000	311,675
HP Enterprise Services LLC
6.000%, 8/1/13	970,000	1,027,926
International Business Machines Corp.
2.100%, 5/6/13	500,000	510,694
1.000%, 8/5/13	750,000	755,444
1.250%, 5/12/14	250,000	252,601
5.700%, 9/14/17	1,250,000	1,512,063
SAIC, Inc.
4.450%, 12/1/20	200,000	214,079
Western Union Co.
5.253%, 4/1/20	400,000	444,590

		5,683,080

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Office Electronics (0.0%)
Xerox Corp.
8.250%, 5/15/14	$390,000	$440,808
6.350%, 5/15/18	500,000	564,865
4.500%, 5/15/21	95,000	96,761

		1,102,434

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc.
5.000%, 7/1/14	100,000	109,134
3.000%, 4/15/16	150,000	158,090
Intel Corp.
1.950%, 10/1/16	300,000	307,102
3.300%, 10/1/21	296,000	307,873
Maxim Integrated Products, Inc.
3.450%, 6/14/13	100,000	102,917
Texas Instruments, Inc.
0.875%, 5/15/13	150,000	150,594
1.375%, 5/15/14	250,000	253,157
2.375%, 5/16/16	250,000	260,343

		1,649,210

Software (0.2%)
Adobe Systems, Inc.
3.250%, 2/1/15	250,000	260,973
4.750%, 2/1/20	125,000	134,492
CA, Inc.
6.125%, 12/1/14	250,000	274,345
Microsoft Corp.
2.950%, 6/1/14	890,000	940,725
4.200%, 6/1/19	500,000	568,001
Oracle Corp.
5.250%, 1/15/16	800,000	925,047
5.750%, 4/15/18	800,000	970,478
5.375%, 7/15/40	575,000	700,102

		4,774,163

Total Information Technology		22,939,965

Materials (1.5%)
Chemicals (0.3%)
Air Products and Chemicals, Inc.
2.000%, 8/2/16	55,000	56,242
4.375%, 8/21/19	200,000	224,093
Airgas, Inc.
2.850%, 10/1/13	100,000	101,751
3.250%, 10/1/15	200,000	206,131
Cabot Corp.
5.000%, 10/1/16	100,000	106,684
Dow Chemical Co.
7.600%, 5/15/14	370,000	418,106
2.500%, 2/15/16	60,000	60,356
8.550%, 5/15/19	310,000	403,019
4.250%, 11/15/20	1,040,000	1,084,289
4.125%, 11/15/21	490,000	506,571
E.I. du Pont de Nemours & Co.
1.750%, 3/25/14	200,000	204,403
3.250%, 1/15/15	400,000	425,969
2.750%, 4/1/16	250,000	265,354
6.000%, 7/15/18	250,000	306,579
3.625%, 1/15/21	500,000	546,394

Monsanto Co.
5.125%, 4/15/18	$250,000	$294,095
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14	155,000	169,400
3.750%, 9/30/15	120,000	129,240
6.500%, 5/15/19	100,000	123,914
4.875%, 3/30/20	150,000	172,044
PPG Industries, Inc.
1.900%, 1/15/16	200,000	199,326
6.650%, 3/15/18	150,000	181,533
3.600%, 11/15/20	150,000	157,289
Praxair, Inc.
2.125%, 6/14/13	250,000	254,819
4.625%, 3/30/15	253,000	280,498
4.500%, 8/15/19	400,000	456,743
RPM International, Inc.
6.125%, 10/15/19	100,000	108,908
Sherwin-Williams Co.
3.125%, 12/15/14	250,000	264,547
Valspar Corp.
7.250%, 6/15/19	100,000	121,013

		7,829,310

Construction Materials (0.0%)
Lafarge S.A.
7.125%, 7/15/36	260,000	227,175

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	55,000	60,092
6.800%, 8/1/19	200,000	238,111

		298,203

Metals & Mining (1.0%)
Alcoa, Inc.
6.000%, 7/15/13	500,000	530,027
6.150%, 8/15/20	500,000	524,842
Allegheny Technologies, Inc.
9.375%, 6/1/19	200,000	253,372
5.950%, 1/15/21	50,000	53,710
ArcelorMittal S.A.
5.375%, 6/1/13	300,000	306,927
9.000%, 2/15/15	225,000	252,608
3.750%, 3/1/16	250,000	237,156
6.125%, 6/1/18	250,000	246,189
9.850%, 6/1/19	250,000	276,584
5.500%, 3/1/21	500,000	461,897
Barrick Gold Corp.
1.750%, 5/30/14	150,000	151,062
2.900%, 5/30/16	3,140,000	3,240,076
6.950%, 4/1/19	250,000	306,906
Barrick North America Finance LLC
4.400%, 5/30/21	275,000	298,075
BHP Billiton Finance USA Ltd.
5.500%, 4/1/14	1,000,000	1,102,101
1.875%, 11/21/16	250,000	251,947
5.400%, 3/29/17	1,050,000	1,218,730
6.500%, 4/1/19	500,000	623,706
Cliffs Natural Resources, Inc.
4.800%, 10/1/20	105,000	105,949
CSN Islands VIII Corp.
9.750%, 12/16/13(m)	1,500,000	1,680,297

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

CSN Islands XI Corp.
6.875%, 9/21/19§	$100,000	$105,457
CSN Resources S.A.
6.500%, 7/21/20§	2,500,000	2,611,474
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	500,000	528,750
Gerdau Holdings, Inc.
7.000%, 1/20/20§	1,600,000	1,679,329
Gerdau Trade, Inc.
5.750%, 1/30/21§	1,100,000	1,084,255
Newcrest Finance Pty Ltd.
4.450%, 11/15/21§	715,000	707,477
Newmont Mining Corp.
5.125%, 10/1/19	100,000	111,183
Nucor Corp.
5.850%, 6/1/18	300,000	358,168
Rio Tinto Alcan, Inc.
5.000%, 6/1/15	500,000	542,500
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	360,000	421,434
2.500%, 5/20/16	200,000	206,055
9.000%, 5/1/19	750,000	1,025,310
4.125%, 5/20/21	250,000	268,976
Southern Copper Corp.
5.375%, 4/16/20	55,000	56,686
Steel Dynamics, Inc.
7.375%, 11/1/12	4,250,000	4,441,250
Teck Resources Ltd.
10.750%, 5/15/19	500,000	610,000
4.500%, 1/15/21	250,000	263,125
Vale Overseas Ltd.
6.250%, 1/11/16	500,000	558,437
4.625%, 9/15/20	350,000	362,782
Xstrata Canada Corp.
5.500%, 6/15/17	724,000	788,506

		28,853,315

Paper & Forest Products (0.2%)
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	250,000	257,849
Georgia-Pacific LLC
8.250%, 5/1/16§	1,970,000	2,181,775
International Paper Co.
5.300%, 4/1/15	200,000	216,420
9.375%, 5/15/19	500,000	652,283
4.750%, 2/15/22	580,000	614,809
6.000%, 11/15/41	430,000	467,703
Inversiones CMPC S.A.
4.750%, 1/19/18§	365,000	379,552

		4,770,391

Total Materials		41,978,394

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.
4.850%, 2/15/14	750,000	808,095
2.500%, 8/15/15	500,000	515,964
2.950%, 5/15/16	400,000	418,736
5.500%, 2/1/18	1,000,000	1,160,357
4.450%, 5/15/21	750,000	812,543

BellSouth Corp.
5.200%, 9/15/14	$750,000	$824,037
British Telecommunications plc
5.950%, 1/15/18	500,000	551,987
CenturyLink, Inc.
6.450%, 6/15/21	250,000	249,082
Deutsche Telekom International Finance B.V.
4.875%, 7/8/14	500,000	531,489
6.750%, 8/20/18	500,000	594,780
Embarq Corp.
7.082%, 6/1/16	500,000	541,112
France Telecom S.A.
4.375%, 7/8/14	1,594,000	1,677,039
2.125%, 9/16/15	2,150,000	2,124,108
5.375%, 7/8/19	200,000	222,972
4.125%, 9/14/21	250,000	253,073
Qwest Corp.
7.625%, 6/15/15	1,580,000	1,730,100
8.375%, 5/1/16	500,000	567,500
6.500%, 6/1/17	500,000	546,250
Telecom Italia Capital S.A.
6.175%, 6/18/14	750,000	721,475
6.999%, 6/4/18	250,000	233,269
7.175%, 6/18/19	250,000	232,503
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	650,000	635,041
4.949%, 1/15/15	1,325,000	1,318,673
3.992%, 2/16/16	500,000	478,976
6.421%, 6/20/16	300,000	311,655
6.221%, 7/3/17	200,000	207,691
5.877%, 7/15/19	145,000	143,770
5.134%, 4/27/20	180,000	169,052
5.462%, 2/16/21	250,000	238,320
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	250,000	275,296
Verizon Communications, Inc.
4.350%, 2/15/13	500,000	519,771
1.950%, 3/28/14	500,000	510,042
5.550%, 2/15/16	750,000	864,091
5.500%, 2/15/18	1,500,000	1,748,382
4.600%, 4/1/21	500,000	562,015
3.500%, 11/1/21	350,000	362,103
6.400%, 2/15/38	1,113,000	1,397,790
Verizon New Jersey, Inc.
Series A 5.875%, 1/17/12	312,000	312,551
Virgin Media Secured Finance plc
6.500%, 1/15/18	3,026,000	3,238,288
5.250%, 1/15/21	250,000	264,345

		28,874,323

Wireless Telecommunication Services (0.5%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	1,700,000	1,699,137
5.625%, 11/15/17	300,000	346,590
5.000%, 3/30/20	4,600,000	5,118,289
American Tower Corp.
4.625%, 4/1/15	150,000	155,906
5.050%, 9/1/20	500,000	501,641
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 2/1/14	750,000	815,594
8.500%, 11/15/18	400,000	540,385

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Rogers Communications, Inc.
6.250%, 6/15/13	$350,000	$374,461
6.800%, 8/15/18	250,000	303,513
Vodafone Group plc
4.150%, 6/10/14	500,000	530,705
5.000%, 9/15/15	500,000	555,965
5.450%, 6/10/19	500,000	584,868
Term Loan
6.875%, 8/17/15	4,495,370	4,472,893

		15,999,947

Total Telecommunication Services		44,874,270

Utilities (2.4%)
Electric Utilities (1.3%)
Alabama Power Co.
3.950%, 6/1/21	710,000	778,509
Ameren Illinois Co.
6.250%, 4/1/18	500,000	580,633
Arizona Public Service Co.
5.800%, 6/30/14	250,000	275,360
Carolina Power & Light Co.
5.300%, 1/15/19	250,000	293,066
Cleveland Electric Illuminating Co.
8.875%, 11/15/18	187,000	248,202
5.950%, 12/15/36	340,000	362,318
Columbus Southern Power Co.
6.050%, 5/1/18	500,000	600,924
Commonwealth Edison Co.
1.625%, 1/15/14	100,000	100,539
6.150%, 9/15/17	750,000	886,886
Consolidated Edison Co. of New York, Inc.
Series 02-B 4.875%, 2/1/13	700,000	731,003
Consumers Energy Co.
6.700%, 9/15/19	500,000	634,278
Dayton Power & Light Co.
5.125%, 10/1/13	900,000	958,500
Detroit Edison Co.
5.600%, 6/15/18	250,000	298,646
Duke Energy Carolinas LLC
4.300%, 6/15/20	750,000	848,415
4.250%, 12/15/41	450,000	470,337
Duke Energy Corp.
3.350%, 4/1/15	100,000	105,924
2.150%, 11/15/16	500,000	506,656
5.050%, 9/15/19	200,000	226,626
Entergy Arkansas, Inc.
3.750%, 2/15/21	2,700,000	2,777,308
Entergy Texas, Inc.
7.125%, 2/1/19	250,000	308,025
Exelon Generation Co. LLC
5.350%, 1/15/14	300,000	320,144
FirstEnergy Solutions Corp.
4.800%, 2/15/15	500,000	539,050
Florida Power & Light Co.
5.550%, 11/1/17	250,000	299,885
4.950%, 6/1/35	262,000	297,728
5.950%, 2/1/38	189,000	246,966

Florida Power Corp.
4.550%, 4/1/20	$50,000	$56,985
3.100%, 8/15/21	240,000	244,449
5.900%, 3/1/33	582,000	719,916
Georgia Power Co.
1.300%, 9/15/13	500,000	503,440
3.000%, 4/15/16	620,000	656,549
5.400%, 6/1/18	300,000	355,468
Hydro Quebec
7.500%, 4/1/16	300,000	372,947
2.000%, 6/30/16	350,000	355,896
9.400%, 2/1/21	600,000	909,005
8.400%, 1/15/22	1,150,000	1,673,781
8.050%, 7/7/24	2,180,000	3,240,155
Indiana Michigan Power Co.
7.000%, 3/15/19	250,000	316,804
Ipalco Enterprises, Inc.
5.000%, 5/1/18	1,150,000	1,096,813
Jersey Central Power & Light Co.
7.350%, 2/1/19	382,000	489,919
Kansas City Power & Light Co.
5.850%, 6/15/17	500,000	576,031
LG&E and KU Energy LLC
2.125%, 11/15/15	250,000	246,185
3.750%, 11/15/20	500,000	504,803
MidAmerican Energy Co.
4.650%, 10/1/14	500,000	545,124
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	250,000	288,553
5.950%, 5/15/37	434,000	514,395
6.500%, 9/15/37	600,000	761,145
Nevada Power Co.
7.125%, 3/15/19	500,000	629,488
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	200,000	206,248
7.875%, 12/15/15	300,000	356,261
Northern States Power Co.
1.950%, 8/15/15	100,000	101,797
5.250%, 3/1/18	250,000	296,731
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	500,000	609,608
Pacific Gas & Electric Co.
6.250%, 12/1/13	500,000	548,332
3.500%, 10/1/20	250,000	262,798
4.250%, 5/15/21	100,000	111,124
PacifiCorp
5.500%, 1/15/19	250,000	297,221
Peco Energy Co.
5.000%, 10/1/14	250,000	277,253
Portland General Electric Co.
6.100%, 4/15/19	100,000	124,554
Progress Energy, Inc.
5.625%, 1/15/16	500,000	574,429
PSEG Power LLC
2.500%, 4/15/13	100,000	101,683
5.125%, 4/15/20	200,000	226,366
Public Service Co. of Colorado
3.200%, 11/15/20	250,000	259,750
Public Service Co. of Oklahoma
4.400%, 2/1/21	400,000	430,932

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Public Service Electric & Gas Co.
6.330%, 11/1/13	$250,000	$274,491
5.300%, 5/1/18	250,000	295,676
Southern California Edison Co.
5.750%, 3/15/14	500,000	550,577
Series 08-A
5.950%, 2/1/38	300,000	392,009
Southern Co.
4.150%, 5/15/14	125,000	133,531
1.950%, 9/1/16	110,000	109,201
Tampa Electric Co.
6.100%, 5/15/18	75,000	90,734
Toledo Edison Co.
7.250%, 5/1/20	30,000	37,367
Trans-Allegheny Interstate Line Co.
4.000%, 1/15/15§	395,000	421,007
TransAlta Corp.
4.750%, 1/15/15	500,000	540,127
Union Electric Co.
6.700%, 2/1/19	250,000	307,671
Virginia Electric & Power Co.
Series A 5.400%, 1/15/16	500,000	575,331
Wisconsin Electric Power Co.
2.950%, 9/15/21	250,000	253,657

		37,520,245

Gas Utilities (0.7%)
AGL Capital Corp.
3.500%, 9/15/21	250,000	251,519
Boardwalk Pipelines LP
5.750%, 9/15/19	200,000	220,578
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	500,000	539,373
6.150%, 5/1/16	300,000	347,182
4.500%, 1/15/21	300,000	318,721
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	375,000	412,500
KeySpan Gas East Corp.
5.819%, 4/1/41§	390,000	468,839
NGPL PipeCo LLC
6.514%, 12/15/12§	14,400,000	14,004,000
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	250,000	274,599
Questar Corp.
2.750%, 2/1/16	85,000	86,222
Rockies Express Pipeline LLC
3.900%, 4/15/15§	1,388,000	1,358,505
6.850%, 7/15/18§	1,827,000	1,856,689
Southern California Gas Co.
5.500%, 3/15/14	100,000	110,150

		20,248,877

Independent Power Producers & Energy Traders (0.3%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	250,000	272,352
7.600%, 4/1/32	225,000	295,509
Tennessee Valley Authority
4.750%, 8/1/13	1,000,000	1,069,407
5.500%, 7/18/17	676,000	822,593
3.875%, 2/15/21	2,000,000	2,275,195
5.250%, 9/15/39	2,815,000	3,591,305

		8,326,361

Multi-Utilities (0.1%)
Alliant Energy Corp.
4.000%, 10/15/14	$200,000	$207,713
Dominion Resources, Inc.
5.150%, 7/15/15	383,000	430,735
1.950%, 8/15/16	872,000	879,643
6.000%, 11/30/17	500,000	599,359
DTE Energy Co.
7.625%, 5/15/14	50,000	56,931
National Grid plc
6.300%, 8/1/16	500,000	567,994
NiSource Finance Corp.
6.150%, 3/1/13	228,000	239,411
6.400%, 3/15/18	500,000	577,257
NSTAR
4.500%, 11/15/19	100,000	110,738
Sempra Energy
9.800%, 2/15/19	500,000	672,681

		4,342,462

Total Utilities		70,437,945

Total Corporate Bonds		1,162,761,448

Government Securities (60.9%)
Agency ABS (2.4%)
Federal Farm Credit Bank
1.750%, 2/21/13	1,000,000	1,017,295
1.375%, 6/25/13	250,000	253,933
1.125%, 2/27/14	2,000,000	2,027,872
Federal Home Loan Bank
1.625%, 3/20/13	2,600,000	2,644,009
1.875%, 6/21/13	2,000,000	2,046,402
0.550%, 10/25/13	400,000	400,393
0.375%, 11/27/13	250,000	249,900
0.875%, 12/27/13	1,000,000	1,009,833
1.375%, 5/28/14	250,000	255,543
1.630%, 8/20/15	500,000	514,257
Federal Home Loan Mortgage Corp.
0.700%, 4/29/13	200,000	200,081
0.750%, 6/7/13	400,000	400,374
0.500%, 10/3/13	500,000	499,887
0.500%, 10/18/13	1,000,000	1,000,439
0.550%, 10/25/13	1,000,000	1,000,329
0.875%, 10/28/13	2,500,000	2,519,327
0.550%, 12/27/13	500,000	500,139
0.550%, 1/9/14	500,000	500,044
1.375%, 2/25/14	4,000,000	4,076,127
0.700%, 5/1/14	400,000	400,301
0.800%, 10/24/14	400,000	400,297
1.000%, 11/3/14	1,000,000	1,002,102
1.000%, 12/5/14	200,000	200,741
0.875%, 12/19/14	500,000	500,838
1.000%, 12/19/14	400,000	401,466
1.350%, 1/6/15	200,000	200,034
0.850%, 1/9/15	200,000	200,243
0.800%, 1/13/15	100,000	100,001
2.875%, 2/9/15	2,000,000	2,136,686
1.500%, 7/13/15	200,000	201,096
1.050%, 9/28/15	200,000	200,176
1.600%, 11/2/16	400,000	402,476
1.625%, 11/14/16	400,000	402,651

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

5.500%, 8/23/17		$2,000,000	$2,448,805
Federal National Mortgage Association
1.750%, 2/22/13		2,000,000	2,035,023
1.750%, 5/7/13		1,800,000	1,837,673
1.500%, 6/26/13		500,000	509,033
4.375%, 7/17/13		2,000,000	2,123,775
1.000%, 9/23/13		2,500,000	2,529,469
0.500%, 10/3/13		500,000	499,887
1.125%, 10/8/13		200,000	202,350
1.000%, 10/15/13		200,000	201,910
0.600%, 10/25/13		1,000,000	1,001,670
0.750%, 12/18/13		4,000,000	4,026,105
1.450%, 1/24/14		1,000,000	1,000,752
1.375%, 1/27/14		400,000	400,316
1.550%, 1/27/14		250,000	250,204
1.350%, 2/24/14		200,000	203,507
1.250%, 2/27/14		1,500,000	1,524,600
0.700%, 10/17/14		1,000,000	999,524
0.800%, 10/17/14		1,000,000	1,000,817
1.000%, 12/5/14		1,000,000	1,002,243
2.375%, 7/28/15		1,500,000	1,581,570
2.150%, 8/4/15		100,000	104,699
2.000%, 9/21/15		200,000	208,410
1.875%, 10/15/15		200,000	207,310
1.625%, 10/26/15		1,500,000	1,540,056
2.250%, 6/6/16		400,000	403,211
2.200%, 7/5/16		200,000	200,106
1.750%, 11/14/16		400,000	403,329
Financing Corp.
10.700%, 10/6/17		600,000	913,864
Small Business Administration
Series 2003-10A 1 4.628%, 3/10/13		78,363	80,891
Series 2008-P10B 1 5.944%, 8/10/18		1,931,121	2,116,073
Series P10A 4.504%, 2/1/14		130,170	134,065
Small Business Administration Participation Certificates
4.524%, 2/10/13		24,342	25,071
Series 2004-20A 1 4.930%, 1/1/24		389,620	426,211
Series 2004-20C 4.340%, 3/1/24		2,802,945	3,031,640
Series 2005-20B 4.625%, 2/1/25		255,567	278,954
Series 2008-20A 5.170%, 1/1/28		649,370	728,646
Series 2008-20C 1 5.490%, 3/1/28		2,500,278	2,798,559
Series 2008-20G 5.870%, 7/1/28		2,429,056	2,773,580

			69,619,200

Agency CMO (0.2%)
Federal Home Loan Mortgage Corp.
4.879%, 5/19/17		3,500,000	3,675,000
5.500%, 1/15/31		208,893	215,336
Federal National Mortgage Association
5.310%, 8/25/33		989,514	1,044,467
6.500%, 7/25/34		163,724	173,129
FHLMC Multifamily Structured Pass Through Certificates
3.974%, 1/25/21(l)		1,440,000	1,580,815

Government National Mortgage Association
6.500%, 6/20/32		$97,577	$110,273

			6,799,020

Foreign Governments (2.7%)
Australia Government Bond
5.500%, 4/21/23	AUD	7,200,000	8,443,598
Canadian Government Bond
2.375%, 9/10/14		$500,000	525,058
3.500%, 6/1/20	CAD	600,000	664,732
Development Bank of Japan
5.125%, 2/1/17		$500,000	585,152
Export-Import Bank of China
5.250%, 7/29/14§		3,700,000	3,965,290
Export-Import Bank of Korea
8.125%, 1/21/14		200,000	220,637
5.875%, 1/14/15		750,000	803,400
4.125%, 9/9/15		200,000	204,638
4.000%, 1/29/21		1,500,000	1,438,547
Federative Republic of Brazil
6.000%, 1/17/17		1,000,000	1,170,000
8.000%, 1/15/18		762,667	892,533
4.875%, 1/22/21		1,000,000	1,117,500
Japan Finance Corp.
2.500%, 1/21/16		1,000,000	1,042,401
2.250%, 7/13/16		500,000	515,466
Japan Finance Organization for Municipalities
5.000%, 5/16/17		500,000	582,490
Korea Development Bank
8.000%, 1/23/14		500,000	550,495
3.250%, 3/9/16		700,000	686,709
Korea Finance Corp.
4.625%, 11/16/21		250,000	247,735
Province of British Columbia
2.850%, 6/15/15		500,000	532,715
2.100%, 5/18/16		300,000	311,685
Province of Manitoba
1.375%, 4/28/14		100,000	101,055
4.900%, 12/6/16		500,000	578,091
Province of New Brunswick
2.750%, 6/15/18		250,000	255,213
Province of Nova Scotia
5.125%, 1/26/17		250,000	292,027
Province of Ontario
3.500%, 7/15/13		500,000	521,079
1.375%, 1/27/14		500,000	505,197
4.100%, 6/16/14		600,000	645,317
2.950%, 2/5/15		500,000	527,148
1.875%, 9/15/15		2,000,000	2,038,694
4.000%, 10/7/19		750,000	828,839
4.400%, 4/14/20		500,000	566,362
Province of Quebec
4.600%, 5/26/15		1,000,000	1,112,158
3.500%, 7/29/20		500,000	535,301
Republic of Chile
5.500%, 1/15/13		300,000	313,991
3.875%, 8/5/20		250,000	269,702
Republic of Colombia
8.250%, 12/22/14		750,000	881,955
4.375%, 7/12/21		750,000	804,097
Republic of Hungary
4.750%, 2/3/15		250,000	229,620

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

6.250%, 1/29/20		$350,000	$315,875
6.375%, 3/29/21		500,000	457,500
Republic of Italy
4.500%, 1/21/15		2,250,000	2,118,223
5.250%, 9/20/16		750,000	697,761
Republic of Korea
5.750%, 4/16/14		4,500,000	4,862,700
4.875%, 9/22/14		300,000	321,598
7.125%, 4/16/19		9,900,000	12,337,380
Republic of Panama
5.200%, 1/30/20		400,000	452,964
9.375%, 4/1/29		298,000	474,044
Republic of Peru
8.375%, 5/3/16		100,000	124,149
7.125%, 3/30/19		200,000	251,500
Republic of Poland
5.250%, 1/15/14		500,000	517,047
6.375%, 7/15/19		1,000,000	1,107,187
5.125%, 4/21/21		1,090,000	1,106,350
Republic of South Africa
7.375%, 4/25/12		60,000	60,965
6.500%, 6/2/14		1,480,000	1,623,276
6.875%, 5/27/19		500,000	604,286
5.500%, 3/9/20		300,000	335,581
State of Israel
5.500%, 11/9/16		500,000	572,004
United Kingdom Gilt
3.750%, 9/7/21	GBP	3,200,000	5,741,428
4.750%, 12/7/30		2,200,000	4,422,413
United Mexican States
6.625%, 3/3/15		$1,750,000	1,988,125
5.625%, 1/15/17		590,000	677,916
8.125%, 12/30/19		1,000,000	1,432,818
5.125%, 1/15/20		235,000	269,650

			78,379,367

Municipal Bonds (3.3%)
Bay Area Toll Authority California State
6.793%, 4/1/30		4,100,000	4,866,741
California State University
5.000%, 11/1/30		300,000	315,234
Chabot-Las Positas California Community College District Financing Corp., Class C
(Zero Coupon), 8/1/22		6,230,000	3,819,738
City of Chicago, Illinois
4.750%, 1/1/36		400,000	403,904
City of New York, New York
6.246%, 6/1/35		5,400,000	6,016,140
Dallas, Texas Area Rapid Transit
6.249%, 12/1/34		400,000	447,500
Los Angeles County, California Public Works Financing Authority
5.591%, 8/1/20		3,700,000	4,038,402
5.841%, 8/1/21		400,000	442,900
6.091%, 8/1/22		1,400,000	1,554,392
Los Angeles, California Community College District
5.000%, 8/1/27		1,100,000	1,185,734
Los Angeles, California Unified School District
4.500%, 7/1/22		1,500,000	1,642,500
4.500%, 7/1/24		1,300,000	1,402,102
4.500%, 7/1/25		1,700,000	1,820,156
4.500%, 1/1/28		1,500,000	1,576,605

Los Gatos, California Union School District
5.000%, 8/1/30		$160,000	$171,786
Metropolitan Washington Airports Authority
7.462%, 10/1/46		13,000,000	14,159,210
New Jersey Economic Development Authority
1.546%, 6/15/13(l)		3,000,000	3,000,030
New Jersey State Turnpike Authority
7.414%, 1/1/40		1,000,000	1,433,980
New Jersey Transportation Trust Fund Authority
6.875%, 12/15/39		4,400,000	4,905,912
New York City Municipal Water Finance Authority
6.124%, 6/15/42		500,000	540,670
5.375%, 6/15/43		635,000	704,126
5.500%, 6/15/43		750,000	841,665
New York City Transitional Finance Authority
4.075%, 11/1/20		800,000	868,632
4.325%, 11/1/21		1,300,000	1,421,082
4.525%, 11/1/22		1,800,000	1,980,198
5.267%, 5/1/27		5,000,000	5,575,000
5.008%, 8/1/27		2,100,000	2,223,648
Northern California Power Agency
7.311%, 6/1/40		2,075,000	2,387,619
Puerto Rico Sales Tax Financing Corp., Class A
(Zero Coupon), 8/1/54		1,100,000	75,273
San Diego County Regional Airport Authority
6.628%, 7/1/40		700,000	748,860
State of California
4.850%, 10/1/14		250,000	266,202
5.450%, 4/1/15		125,000	136,359
3.950%, 11/1/15		500,000	524,210
5.950%, 4/1/16		35,000	39,401
5.750%, 3/1/17		100,000	112,128
6.200%, 3/1/19		100,000	114,875
6.200%, 10/1/19		500,000	569,915
4.500%, 8/1/28		1,200,000	1,215,168
7.550%, 4/1/39		3,000,000	3,668,160
State of Illinois
3.321%, 1/1/13		100,000	101,682
4.071%, 1/1/14		100,000	102,676
4.421%, 1/1/15		100,000	103,511
4.961%, 3/1/16		800,000	844,952
5.665%, 3/1/18		600,000	638,568
State of Illinois Toll Highway Authority
6.184%, 1/1/34		1,000,000	1,150,900
State of Iowa
6.750%, 6/1/34		1,800,000	2,067,894
State of Texas
4.631%, 4/1/33		3,000,000	3,303,240
4.750%, 4/1/37		300,000	315,852
Tennessee State School Bond Authority
4.848%, 9/15/27		4,100,000	4,408,566
University of California Medical Center
5.235%, 5/15/22		1,500,000	1,646,280
5.435%, 5/15/23		1,975,000	2,187,727

			94,088,005

Supranational (1.4%)
African Development Bank
3.000%, 5/27/14		200,000	210,761
2.500%, 3/15/16		500,000	529,909
Asian Development Bank
1.625%, 7/15/13		750,000	761,841

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

2.750%, 5/21/14	$1,000,000	$1,048,091
2.625%, 2/9/15	500,000	527,563
2.500%, 3/15/16	750,000	792,644
1.875%, 10/23/18	500,000	506,053
Corp. Andina de Fomento
3.750%, 1/15/16	350,000	353,982
8.125%, 6/4/19	250,000	305,567
Council of Europe Development Bank
2.625%, 2/16/16	500,000	516,998
Eksportfinans ASA
5.500%, 5/25/16	855,000	801,562
European Bank for Reconstruction & Development
3.625%, 6/17/13	400,000	416,855
2.500%, 3/15/16	750,000	783,881
1.375%, 10/20/16	300,000	299,273
European Investment Bank
1.875%, 6/17/13	3,000,000	3,033,289
1.250%, 2/14/14	1,000,000	999,569
4.625%, 5/15/14	2,000,000	2,153,429
3.125%, 6/4/14	500,000	521,345
1.125%, 8/15/14	1,000,000	993,393
0.875%, 12/15/14	1,000,000	983,354
1.375%, 10/20/15	500,000	495,029
4.875%, 2/16/16	1,334,000	1,499,975
2.250%, 3/15/16	500,000	510,197
2.500%, 5/16/16	2,000,000	2,059,413
4.875%, 1/17/17	500,000	569,681
2.875%, 9/15/20	500,000	501,623
4.000%, 2/16/21	1,000,000	1,084,398
Export Development Canada
2.250%, 5/28/15	750,000	785,507
1.250%, 10/26/16	250,000	251,161
Inter-American Development Bank
3.000%, 4/22/14	1,750,000	1,842,265
1.375%, 10/18/16	1,000,000	1,009,369
4.250%, 9/10/18	1,000,000	1,161,508
International Bank for Reconstruction & Development
3.625%, 5/21/13	1,000,000	1,044,631
3.500%, 10/8/13	1,000,000	1,053,484
2.375%, 5/26/15	2,500,000	2,633,766
2.125%, 3/15/16	1,500,000	1,569,207
International Finance Corp.
3.500%, 5/15/13	475,000	494,679
3.000%, 4/22/14	1,260,000	1,328,507
2.125%, 11/17/17	500,000	517,819
Kommunalbanken A/S
1.750%, 10/5/15§	1,600,000	1,590,120
Nordic Investment Bank
1.625%, 1/28/13	300,000	303,485
2.500%, 7/15/15	500,000	526,030
5.000%, 2/1/17	300,000	352,470
Svensk Exportkredit AB
3.250%, 9/16/14	575,000	594,179
1.750%, 10/20/15	1,000,000	981,173

		41,299,035

U.S. Government Agencies (16.0%)
Federal Farm Credit Bank
0.220%, 3/27/13	200,000	199,697
5.125%, 8/25/16	685,000	809,564
4.875%, 1/17/17	840,000	990,712

Federal Home Loan Bank
3.375%, 2/27/13	$500,000	$518,333
3.625%, 5/29/13	1,000,000	1,048,065
5.125%, 8/14/13	1,500,000	1,616,335
0.700%, 8/23/13	800,000	800,495
4.000%, 9/6/13	1,000,000	1,059,600
3.625%, 10/18/13	3,500,000	3,701,593
1.000%, 8/8/14	400,000	400,284
5.500%, 8/13/14	500,000	564,026
0.700%, 9/16/14	1,000,000	999,739
2.875%, 6/12/15	2,000,000	2,141,104
5.375%, 5/18/16	1,000,000	1,182,035
4.750%, 12/16/16	1,500,000	1,761,760
5.250%, 6/5/17	1,350,000	1,616,751
5.000%, 11/17/17	2,000,000	2,403,570
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	1,550,000	1,756,950
Federal Home Loan Mortgage Corp.
0.500%, 2/15/13	800,000	800,311
3.750%, 6/28/13	1,000,000	1,051,384
0.700%, 7/25/13	500,000	500,159
0.550%, 9/30/13	2,500,000	2,504,372
4.875%, 11/15/13	3,440,000	3,727,497
6.000%, 1/1/14	4,219	4,535
2.500%, 1/7/14	2,000,000	2,081,685
5.500%, 2/1/14	12,615	13,617
6.000%, 7/1/14	3,134	3,369
1.200%, 7/25/14	200,000	200,932
3.000%, 7/28/14	2,900,000	3,080,201
1.100%, 8/8/14	300,000	301,275
4.500%, 1/15/15	2,710,000	3,023,702
1.000%, 6/16/15	1,000,000	1,001,083
4.750%, 11/17/15	928,000	1,064,910
5.125%, 10/18/16	2,000,000	2,376,835
6.000%, 2/1/17	86,136	92,639
6.000%, 3/1/17	3,921	4,216
6.500%, 3/1/17	34,531	37,402
6.000%, 4/1/17	64,832	69,706
6.000%, 5/1/17	1,240	1,333
6.000%, 7/1/17	12,110	13,103
6.000%, 8/1/17	32,186	34,726
5.500%, 11/1/17	33,682	36,358
4.875%, 6/13/18	1,500,000	1,810,139
3.750%, 3/27/19	750,000	855,819
2.375%, 11/1/31(l)	13,455	14,146
2.482%, 4/1/36(l)	376,206	399,545
4.500%, 1/15/42 TBA	600,000	636,047
5.000%, 1/15/42 TBA	7,600,000	8,170,000
5.500%, 1/15/42 TBA	100,000	108,437
Federal National Mortgage Association
4.625%, 5/1/13	1,695,000	1,786,580
4.625%, 10/15/13	790,000	849,838
0.625%, 12/6/13	500,000	500,828
5.125%, 1/2/14	607,000	659,328
2.750%, 2/5/14	1,500,000	1,572,407
2.750%, 3/13/14	3,000,000	3,148,426
2.500%, 5/15/14	1,000,000	1,047,902
1.100%, 8/1/14	300,000	300,198
1.150%, 8/8/14	300,000	300,260
3.000%, 9/16/14	1,000,000	1,064,777
2.625%, 11/20/14	500,000	528,351
0.750%, 11/21/14	400,000	400,096

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

0.900%, 12/5/14	$500,000	$501,296
1.000%, 1/26/15	500,000	501,565
2.000%, 1/27/15	500,000	500,609
7.000%, 4/1/15	13,684	14,414
4.375%, 10/15/15	2,028,000	2,292,105
5.000%, 3/15/16	3,000,000	3,494,534
7.000%, 4/1/16	22,238	23,821
4.875%, 12/15/16	2,050,000	2,419,868
5.500%, 2/1/17	40,091	43,542
5.500%, 6/1/17	11,877	12,900
5.375%, 6/12/17	4,000,000	4,843,298
(Zero Coupon), 10/9/19	905,000	695,823
4.500%, 12/1/20	8,504,474	9,075,205
4.000%, 4/1/23	27,817	29,339
4.775%, 2/1/24(l)	1,714	1,856
5.024%, 6/1/24(l)	653	676
4.000%, 9/1/24	1,875,132	1,977,752
4.000%, 9/1/25	717,855	757,141
4.000%, 10/1/25	1,130,794	1,192,679
4.000%, 1/1/26	675,010	711,951
4.000%, 7/1/26	960,688	1,013,263
4.000%, 8/1/26	484,540	511,058
3.500%, 10/1/26	2,811,328	2,941,682
3.500%, 11/1/26	948,353	992,325
2.404%, 1/1/28(l)	110,079	114,631
2.600%, 3/1/33(l)	130,177	134,749
5.500%, 5/1/33	1,029,206	1,121,151
5.500%, 6/1/33	5,873,658	6,398,387
6.000%, 2/1/34	489,974	546,087
5.000%, 7/1/34	2,687,197	2,902,068
6.000%, 8/1/34	288,213	321,133
5.500%, 2/1/35	1,536,200	1,673,198
5.000%, 3/1/35	1,561,231	1,685,825
5.000%, 4/1/35	3,942,176	4,256,780
6.000%, 4/1/35	4,511,332	5,026,181
5.000%, 5/1/35	136,159	147,025
5.000%, 6/1/35	647,564	699,344
5.000%, 7/1/35	225,818	243,874
5.500%, 8/1/35	1,019,797	1,110,582
5.500%, 12/1/35	1,019,972	1,110,933
2.419%, 1/1/36(l)	1,997,015	2,126,821
6.500%, 9/1/37	659,675	733,193
5.500%, 4/1/38	1,063,564	1,156,418
5.500%, 6/1/38	6,949,729	7,556,472
6.500%, 10/1/38	3,050,345	3,390,291
4.500%, 11/1/38	533,678	567,450
4.500%, 1/1/39	933,054	992,099
5.500%, 1/1/39	2,800,802	3,045,326
4.500%, 4/1/39	472,563	502,467
6.500%, 10/1/39	2,389,111	2,655,366
4.500%, 2/1/40	17,096,235	18,178,105
4.000%, 8/1/40	1,598,747	1,679,059
4.000%, 9/1/40	1,291,976	1,356,878
4.000%, 10/1/40	5,888,573	6,185,511
4.000%, 11/1/40	10,260,453	10,775,881
2.424%, 12/1/40(l)	57,961	60,065
4.000%, 12/1/40	35,482,526	37,264,969
4.000%, 1/1/41	7,154,087	7,569,380
4.500%, 1/1/41	250,056	266,895
4.000%, 2/1/41	1,080,191	1,134,454
4.500%, 3/1/41	11,312,408	12,074,228
4.000%, 4/1/41	3,582,293	3,773,621

4.500%, 4/1/41	$7,601,116	$8,113,003
4.500%, 6/1/41	2,689,009	2,870,937
4.000%, 9/1/41	8,238,668	8,696,301
4.500%, 9/1/41	9,555,753	10,170,904
3.500%, 11/1/41	5,485,687	5,648,329
4.000%, 11/1/41	3,092,379	3,266,567
3.500%, 12/1/41	6,889,843	7,094,115
4.000%, 12/1/41	16,248,399	17,195,316
3.500%, 1/25/27 TBA	900,000	941,063
4.000%, 1/25/42 TBA	103,000,000	108,182,187
6.000%, 1/25/42 TBA	500,000	550,547
6.000%, 2/25/42 TBA	800,000	878,906
Government National Mortgage Association
1.625%, 7/20/27(l)	5,789	5,944
5.500%, 4/15/33	17,215	19,347
4.000%, 1/15/42 TBA	4,900,000	5,255,633
4.500%, 1/15/42 TBA	9,100,000	9,916,867
5.000%, 1/15/42 TBA	9,700,000	10,745,781
5.500%, 1/15/42 TBA	4,400,000	4,934,187
6.000%, 1/15/42 TBA	4,200,000	4,747,969
Resolution Funding Corp.
0.000%, 7/15/18 STRIPS	75,000	66,741
0.000%, 10/15/18 STRIPS	75,000	66,158

		464,201,488

U.S. Treasuries (34.9%)
U.S. Treasury Bonds
11.250%, 2/15/15	1,216,000	1,623,212
9.250%, 2/15/16	2,684,000	3,624,713
7.250%, 5/15/16	2,734,000	3,506,998
7.500%, 11/15/16	1,695,000	2,235,612
8.875%, 8/15/17	4,107,000	5,881,718
8.500%, 2/15/20	5,627,000	8,657,369
7.875%, 2/15/21	500,000	763,285
2.125%, 2/15/41	2,840,000	3,967,185
4.750%, 2/15/41	2,560,000	3,530,074
4.375%, 5/15/41	2,060,000	2,684,939
3.125%, 11/15/41#	15,390,000	16,127,036
U.S. Treasury Notes
1.375%, 2/15/13	7,000,000	7,093,516
0.625%, 2/28/13	15,000,000	15,078,809
1.375%, 3/15/13	7,000,000	7,100,215
1.750%, 4/15/13	7,000,000	7,139,590
0.625%, 4/30/13	10,000,000	10,058,789
3.125%, 4/30/13	6,487,000	6,737,991
1.375%, 5/15/13	6,000,000	6,095,742
3.500%, 5/31/13	3,000,000	3,138,691
0.375%, 6/30/13	5,000,000	5,012,304
3.375%, 6/30/13	6,490,000	6,795,613
1.000%, 7/15/13	8,000,000	8,095,938
3.375%, 7/31/13	5,563,000	5,838,977
4.250%, 8/15/13	8,000,000	8,518,282
3.125%, 8/31/13	13,000,000	13,620,801
3.125%, 9/30/13	10,000,000	10,500,391
0.500%, 10/15/13	12,000,000	12,053,203
2.750%, 10/31/13	8,848,000	9,249,962
0.500%, 11/15/13	5,000,000	5,023,438
4.250%, 11/15/13	5,000,000	5,370,703
2.000%, 11/30/13	1,139,000	1,176,729
0.125%, 12/31/13	6,000,000	5,985,234
1.500%, 12/31/13	7,782,000	7,976,246
1.750%, 1/31/14	4,000,000	4,122,656

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

1.250%, 2/15/14	$3,000,000	$3,061,875
4.000%, 2/15/14	2,000,000	2,157,188
1.875%, 2/28/14	1,500,000	1,551,270
1.750%, 3/31/14	5,000,000	5,164,063
1.250%, 4/15/14	2,000,000	2,043,516
1.875%, 4/30/14	5,000,000	5,182,031
1.000%, 5/15/14	5,000,000	5,083,203
4.750%, 5/15/14	11,000,000	12,151,993
2.250%, 5/31/14	5,000,000	5,231,446
2.625%, 6/30/14	8,000,000	8,456,250
0.625%, 7/15/14	10,000,000	10,078,125
2.625%, 7/31/14	5,000,000	5,293,946
2.375%, 8/31/14	7,500,000	7,901,660
2.375%, 9/30/14	6,000,000	6,331,172
2.375%, 10/31/14	16,000,000	16,903,750
4.250%, 11/15/14	4,000,000	4,441,875
0.250%, 12/15/14	12,540,000	12,499,343
2.625%, 12/31/14	10,000,000	10,666,797
2.250%, 1/31/15	15,000,000	15,846,679
4.000%, 2/15/15	4,082,000	4,534,209
2.500%, 4/30/15	1,630,000	1,739,770
2.125%, 5/31/15	15,000,000	15,837,305
1.875%, 6/30/15	10,500,000	11,003,672
1.750%, 7/31/15	5,000,000	5,219,336
1.250%, 8/31/15	5,000,000	5,133,594
1.250%, 9/30/15	14,000,000	14,365,313
1.250%, 10/31/15	5,000,000	5,128,906
4.500%, 11/15/15	12,000,000	13,798,594
1.375%, 11/30/15	10,000,000	10,305,859
4.500%, 2/15/16	5,000,000	5,781,836
2.625%, 2/29/16	6,000,000	6,486,797
2.375%, 3/31/16	6,000,000	6,426,328
2.000%, 4/30/16	5,000,000	5,280,274
2.625%, 4/30/16	2,500,000	2,705,371
5.125%, 5/15/16	4,087,000	4,864,168
1.750%, 5/31/16	5,000,000	5,229,101
3.250%, 5/31/16	3,000,000	3,329,297
3.250%, 6/30/16	2,000,000	2,221,406
1.500%, 7/31/16	8,000,000	8,271,562
4.875%, 8/15/16	810,000	960,894
3.000%, 8/31/16	9,000,000	9,914,765
1.000%, 9/30/16	4,000,000	4,041,719
3.000%, 9/30/16	5,000,000	5,512,890
3.125%, 10/31/16	5,000,000	5,544,922
0.875%, 11/30/16	14,055,000	14,098,373
2.750%, 11/30/16	7,500,000	8,189,648
0.875%, 12/31/16	2,000,000	2,003,672
3.250%, 12/31/16	1,500,000	1,675,019
3.125%, 1/31/17	5,000,000	5,558,594
4.625%, 2/15/17	5,458,000	6,477,750
3.000%, 2/28/17	5,000,000	5,530,469
3.125%, 4/30/17	5,000,000	5,569,531
4.500%, 5/15/17	3,500,000	4,152,012
2.750%, 5/31/17	6,000,000	6,567,890
2.500%, 6/30/17	1,800,000	1,946,953
2.375%, 7/31/17	3,000,000	3,224,766
4.750%, 8/15/17	3,186,000	3,836,765
1.875%, 8/31/17	5,500,000	5,757,383
1.875%, 9/30/17	3,500,000	3,659,961
1.875%, 10/31/17	5,000,000	5,228,516
4.250%, 11/15/17	1,150,000	1,358,617
2.750%, 12/31/17	5,000,000	5,481,836

3.500%, 2/15/18	$7,000,000	$7,982,461
2.625%, 4/30/18	3,000,000	3,266,836
3.875%, 5/15/18	7,432,000	8,670,473
2.375%, 5/31/18	11,000,000	11,797,500
2.250%, 7/31/18	9,075,000	9,653,531
4.000%, 8/15/18	4,000,000	4,711,719
1.375%, 9/30/18	8,555,000	8,602,119
3.750%, 11/15/18	4,000,000	4,654,062
1.375%, 12/31/18	3,000,000	3,005,742
2.750%, 2/15/19	14,000,000	15,335,468
3.125%, 5/15/19	3,000,000	3,364,219
3.625%, 8/15/19	2,000,000	2,316,875
3.375%, 11/15/19	11,500,000	13,112,246
3.625%, 2/15/20	10,000,000	11,599,219
3.500%, 5/15/20	11,500,000	13,231,738
2.625%, 8/15/20	17,000,000	18,337,422
2.625%, 11/15/20	5,000,000	5,383,789
3.625%, 2/15/21	13,000,000	15,094,726
3.125%, 5/15/21#	61,300,000	68,452,466
2.125%, 8/15/21	131,900,000	135,295,396
2.000%, 11/15/21	30,295,000	30,642,920

		1,012,898,713

Total Government Securities		1,767,284,828

Time Deposit (0.3%)
Financials (0.3%)
Certificates of Deposit (0.3%)
Banco do Brasil S.A. 2.270%, 2/14/14(p)	10,600,000	10,584,948

Total Financials		10,584,948

Total Time Deposit		10,584,948

Total Long-Term Debt Securities (108.6%) (Cost $3,070,498,355)		3,151,572,867

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financial (0.2%)
Commercial Bank (0.2%)
Wells Fargo & Co.
7.500%	5,000	5,270,000

Total Convertible Preferred Stock (0.2%) (Cost $5,000,000)		5,270,000

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.5%)
Itau Unibanco Holding S.A. 1.26%, 2/6/12 (p)	$15,400,000	15,380,134

Government Securities (0.2%)
U.S. Treasury Bills 0.06%, 6/28/12 (p)	4,500,000	4,498,672
0.11%, 12/13/12 (p)	400,000	399,588

Total Government Securities		4,898,260

Total Short-Term Investments (0.7%) (Cost $20,273,437)		20,278,394

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Contracts	Value (Note 1)

OPTIONS PURCHASED:
Call Option Purchased (0.0%)
10 Year U.S. Treasury Notes January 2012 @ $132.00*	40	$16,250

Put Options Purchased (0.0%)
10 Year U.S. Treasury Notes January 2012 @ $127.00*	100	4,688
January 2012 @ $128.00*	51	4,781
90 Day Eurodollar January 2012 @ $99.00*	150	937
Eurodollars 1 Year Mid Curve March 2012 @ $99.00*	330	33,000

		43,406

Total Options Purchased (0.0%) (Cost $206,390)		59,656

Total Investments Before Securities Sold Short (109.5%) (Cost $3,095,978,182)		3,177,180,917

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agency (-2.8%)
Federal National Mortgage Association
4.500%, 1/25/27 TBA	$(2,100,000)	(2,238,305)
3.500%, 1/25/42 TBA	(2,200,000)	(2,262,906)
4.500%, 1/25/42 TBA	(29,200,000)	(31,077,470)
6.500%, 1/25/42 TBA	(2,000,000)	(2,225,781)
4.000%, 2/25/42 TBA	(27,600,000)	(28,912,079)
4.500%, 2/25/42 TBA	(500,000)	(531,094)
5.000%, 2/25/42 TBA	(4,600,000)	(4,960,453)
5.500%, 2/25/42 TBA	(9,600,000)	(10,433,250)

Total Securities Sold Short (-2.8%) (Proceeds Received $82,026,258)		(82,641,338)

Total Investments after Securities Sold Short (106.7%) (Cost $3,013,951,924)		3,094,539,579
Other Assets Less Liabilities (-6.7%)		(193,202,794)

Net Assets (100%)		$2,901,336,785

*	Non-income producing.
†	Securities (totaling $2,969,442 or 0.1% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $353,497,025 or 12.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $3,849,603
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(p)	Yield to maturity.

Glossary:
ABS	—	Asset-Backed Security
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CMO	—	Collateralized Mortgage Obligation
DKK	—	Danish Krone
EUR	—	European Currency Unit
GBP	—	British Pound
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
TBA	—	Security is subject to delayed delivery.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
10 Year Australian Bonds	449	March-12	$53,977,341	$54,600,982	$623,641
2 Year U.S. Treasury Notes	103	March-12	22,714,612	22,716,328	1,716
90 Day Eurodollar	3	March-12	741,534	745,163	3,629
90 Day Eurodollar	3	June-12	739,546	744,713	5,167
90 Day Eurodollar	3	September-12	737,520	744,487	6,967
90 Day Eurodollar	3	December-12	744,870	744,337	(533)
90 Day Eurodollar	2	March-13	489,056	496,250	7,194
90 Day Eurodollar	2	June-13	492,487	496,175	3,688
90 Day Eurodollar	2	September-13	486,355	496,050	9,695
90 Day Eurodollar	2	December-13	485,031	495,775	10,744

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar	231	December-14	$56,817,097	$56,950,162	$133,065
90 Day Eurodollar	231	March-15	56,707,297	56,869,313	162,016
Long Gilt	171	March-12	30,134,905	31,057,592	922,687
U.S. Long Bond	9	March-12	1,298,360	1,303,313	4,953

					$1,894,629

Sales
10 Year U.S. Treasury Notes	306	March-12	$39,815,744	$40,124,250	$(308,506)
5 Year U.S. Treasury Notes	168	March-12	20,685,293	20,707,313	(22,020)
U.S. Ultra Bond	95	March-12	15,065,871	15,217,812	(151,941)

					$(482,467)

					$1,412,162

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/12/12	Barclays Bank plc	462	$717,013	$722,390	$(5,377)
British Pound vs. U.S. Dollar, expiring 3/12/12	Citibank N.A.	427	662,695	662,607	88
Danish Krone vs. U.S. Dollar, expiring 3/8/12	Morgan Stanley	2,909	506,839	506,071	768
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	1,070	1,384,965	1,480,295	(95,330)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	22,487	29,106,268	29,276,275	(170,007)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	2,664	3,448,175	3,468,315	(20,140)
Korean Won vs. U.S. Dollar, expiring 2/27/12	Citibank N.A.	16,540,804	14,304,090	14,778,471	(474,381)
Mexican Peso vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	67	4,806	4,972	(166)
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	JPMorgan Chase Bank	216,372	7,146,415	7,600,000	(453,585)

					$(1,218,130)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/2/12	Barclays Bank plc	795	$785,829	$810,197	$(24,368)
Australian Dollar vs. U.S. Dollar, expiring 2/2/12	Westpac Banking Corp.	25,623	25,223,281	26,112,799	(889,518)
British Pound vs. U.S. Dollar, expiring 3/12/12	JPMorgan Chase Bank	6,905	10,829,284	10,716,408	112,876
British Pound vs. U.S. Dollar, expiring 3/12/12	JPMorgan Chase Bank	588	910,083	912,563	(2,480)
Canadian Dollar vs. U.S. Dollar, expiring 2/9/12	Barclays Bank plc	696	675,283	682,625	(7,342)
Danish Krone vs. U.S. Dollar, expiring 1/3/12	HSBC Bank plc	140,351	24,543,306	24,437,326	105,980
Danish Krone vs. U.S. Dollar, expiring 1/3/12	JPMorgan Chase Bank	50,260	8,768,384	8,750,979	17,405
Danish Krone vs. U.S. Dollar, expiring 3/8/12	JPMorgan Chase Bank	2,839	512,134	494,644	17,490
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	32,761	44,544,312	42,404,520	2,139,792
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	12	16,714	15,532	1,182
Japanese Yen vs. U.S. Dollar, expiring 1/13/12	Barclays Bank plc	883,089	11,347,987	11,474,173	(126,186)
Korean Won vs. U.S. Dollar, expiring 2/27/12	Citibank N.A.	3,556,078	3,054,000	3,075,211	(21,211)

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar vs. U.S. Dollar, expiring 2/10/12	Barclays Bank plc	1	$847	$834	$13
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	Barclays Bank plc	210,382	7,400,000	6,948,575	451,425
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	Barclays Bank plc	6,844	226,001	226,060	(59)

					$1,774,999

					$556,869

Options Written:

Options written through the year ended December 31, 2011 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2011	1,524	$927,688
Options Written	9,203	4,580,930
Options Terminated in Closing Purchase Transactions	(9,929)	(5,098,519)
Options Expired	(798)	(410,099)
Options Exercised	—	—

Options Outstanding - December 31, 2011	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$58,042,293	$2,429,129	$60,471,422
Non-Agency CMO	—	149,929,908	540,313	150,470,221
Convertible Preferred Stocks
Financials	5,270,000	—	—	5,270,000
Corporate Bonds
Consumer Discretionary	—	46,103,554	—	46,103,554
Consumer Staples	—	45,626,003	—	45,626,003
Energy	—	111,511,223	—	111,511,223
Financials	—	687,097,837	—	687,097,837
Health Care	—	61,624,192	—	61,624,192
Industrials	—	30,568,065	—	30,568,065
Information Technology	—	22,939,965	—	22,939,965
Materials	—	41,978,394	—	41,978,394
Telecommunication Services	—	44,874,270	—	44,874,270

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Utilities	$—	$70,437,945	$—	$70,437,945
Forward Currency Contracts	—	2,847,019	—	2,847,019
Futures	1,895,162	—	—	1,895,162
Government Securities
Agency ABS	—	69,619,200	—	69,619,200
Agency CMO	—	6,799,020	—	6,799,020
Foreign Governments	—	78,379,367	—	78,379,367
Municipal Bonds	—	94,088,005	—	94,088,005
Supranational	—	41,299,035	—	41,299,035
U.S. Government Agencies	—	464,201,488	—	464,201,488
U.S. Treasuries	—	1,012,898,713	—	1,012,898,713
Options Purchased
Call Options Purchased	16,250	—	—	16,250
Put Options Purchased	43,406	—	—	43,406
Short-Term Investments	—	20,278,394	—	20,278,394
Time Deposits
Financials	—	10,584,948	—	10,584,948

Total Assets	$7,224,818	$3,171,728,838	$2,969,442	$3,181,923,098

Liabilities:
Forward Currency Contracts	$—	$(2,290,150)	$—	$(2,290,150)
Futures	(483,000)	—	—	(483,000)
Government Securities
U.S. Government Agencies	—	(82,641,338)	—	(82,641,338)

Total Liabilities	$(483,000)	$(84,931,488)	$—	$(85,414,488)

Total	$6,741,818	$3,086,797,350	$2,969,442	$3,096,508,610

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Asset-Backed Securities

Balance as of 12/31/10	$2,353,045
Total gains or losses (realized/unrealized) included in earnings	16,310
Purchases	540,312
Sales	(1,607,268)
Issuances	—
Settlements	—
Transfers into Level 3	4,019,112
Transfers out of Level 3	(2,352,069)

Balance as of 12/31/11	$2,969,442

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$(70,212)

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$1,895,162	*
Foreign exchange contracts	Receivables	2,847,019
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$4,742,181

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(483,000	)*
Foreign exchange contracts	Payables	(2,290,150)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,773,150)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(1,028,083)	$21,129,557	$—	$—	$20,101,474
Foreign exchange contracts	—	(1,789)	4,598,997	—	4,597,208
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(1,028,083)	$21,127,768	$4,598,997	$—	$24,698,682

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(443,484)	$2,018,638	$—	$—	$1,575,154
Foreign exchange contracts	—	—	(1,239,499)	—	(1,239,499)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(443,484)	$2,018,638	$(1,239,499)	$—	$335,655

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $308,223,000, futures contracts and option contracts with an average notional balance of approximately $1,043,583,000 and $739,000, respectively, during the year ending December 31, 2011.

^ This Portfolio held options, forward foreign currency contracts and futures for hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$5,983,301,314
Long-term U.S. Treasury securities	9,762,315,628

$15,745,616,942

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$7,330,272,706
Long-term U.S. Treasury securities	9,934,140,756

$17,264,413,462

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$117,841,691
Aggregate gross unrealized depreciation	(37,695,041)

Net unrealized appreciation	$80,146,650

Federal income tax cost of investments	$3,097,034,267

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $3,095,978,182)	$3,177,180,917
Cash	28,270,230
Foreign cash (Cost $1,522,566)	1,534,338
Receivable for forward commitments	261,123,613
Receivable for securities sold	85,365,062
Dividends, interest and other receivables	24,532,067
Unrealized appreciation on forward foreign currency contracts	2,847,019
Receivable from Separate Accounts for Trust shares sold	1,113,995
Due from broker for futures variation margin	431,069
Other assets	5,294

Total assets	3,582,403,604

LIABILITIES
Payable for forward commitments	333,489,629
Payable for securities purchased	253,472,393
Securities sold short (Proceeds received $82,026,258)	82,641,338
Payable for return of cash collateral on forward contracts	3,017,860
Payable to Separate Accounts for Trust shares redeemed	2,593,722
Unrealized depreciation on forward foreign currency contracts	2,290,150
Investment management fees payable	1,358,170
Payable for return of cash collateral on forward commitments	958,981
Administrative fees payable	415,073
Distribution fees payable - Class B	322,943
Trustees’ fees payable	32,671
Accrued expenses	473,889

Total liabilities	681,066,819

NET ASSETS	$2,901,336,785

Net assets were comprised of:
Paid in capital	$2,803,012,800
Accumulated undistributed net investment income (loss)	(35,613)
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	15,857,717
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	82,501,881

Net assets	$2,901,336,785

Class A
Net asset value, offering and redemption price per share, $41,783,229 / 4,002,205 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.44

Class B
Net asset value, offering and redemption price per share, $1,533,746,937 / 146,655,745 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.46

Class K
Net asset value, offering and redemption price per share, $1,325,806,619 / 126,985,125 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.44

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest (net of $8,503 foreign withholding tax)	$122,681,063
Dividends (net of $206 foreign withholding tax)	374,794

Total income	123,055,857

EXPENSES
Investment management fees	20,427,038
Administrative fees	5,950,346
Distribution fees - Class B	3,577,191
Printing and mailing expenses	269,403
Custodian fees	222,100
Professional fees	107,759
Trustees’ fees	52,776
Miscellaneous	178,401

Total expenses	30,785,014

NET INVESTMENT INCOME (LOSS)	92,270,843

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	113,052,251
Futures	21,127,768
Foreign currency transactions	7,774,966
Options written	(58,427)
Securities sold short	(4,287,494)

Net realized gain (loss)	137,609,064

Change in unrealized appreciation (depreciation) on:
Securities	(2,353,190)
Futures	2,018,638
Foreign currency translations	(639,862)
Options written	(296,750)
Securities sold short	(237,631)

Net change in unrealized appreciation (depreciation)	(1,508,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)	136,100,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$228,371,112

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$92,270,843		$114,548,882
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	137,609,064		98,115,784
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(1,508,795)		46,465,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228,371,112		259,130,343

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(45,312,788)		(86,210,918)
Class B	(36,855,362)		(38,444,541)
Class K†	(21,089,996)		—

	(103,258,146)		(124,655,459)

Distributions from net realized capital gains
Class A	(1,447,943)		(37,431,995)
Class B	(52,039,080)		(18,214,843)
Class K†	(45,400,907)		—

	(98,887,930)		(55,646,838)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(202,146,076)		(180,302,297)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 12,609,194 and 40,962,423 shares, respectively ]	133,644,216		437,734,612
Capital shares issued in reinvestment of dividends and distributions [ 4,428,898 and 11,737,468 shares, respectively ]	46,760,731		123,642,913
Capital shares repurchased [ (282,658,898) and (55,370,584) shares, respectively ]	(3,049,768,983	)(z)	(585,094,117)

Total Class A transactions	(2,869,364,036)		(23,716,592)

Class B
Capital shares sold [ 41,117,372 and 45,333,902 shares, respectively ]	440,799,703		482,184,025
Capital shares issued in reinvestment of dividends and distributions [ 8,459,118 and 5,366,771 shares, respectively ]	88,894,442		56,659,384
Capital shares repurchased [ (35,203,821) and (40,161,741) shares, respectively ]	(375,203,780)		(427,501,392)

Total Class B transactions	154,490,365		111,342,017

Class K†
Capital shares sold [ 230,130,596 and 0 shares, respectively ]	2,491,211,741	(z)	—
Capital shares issued in reinvestment of dividends and distributions [ 6,333,134 and 0 shares, respectively ]	66,490,903		—
Capital shares repurchased [ (109,478,605) and 0 shares, respectively ]	(1,182,724,100)		—

Total Class K transactions	1,374,978,544		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,339,895,127)		87,625,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,313,670,091)		166,453,471
NET ASSETS:
Beginning of year	4,215,006,876		4,048,553,405

End of year (a)	$2,901,336,785		$4,215,006,876

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(35,613)		$417,510

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Core Bond Portfolio exchanged approximately 228,045,315 Class A shares for approximately 228,045,315 Class K shares. This exchange amounted to approximately $2,468,678,090.

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.48	$10.27	$9.86	$10.38	$10.21

Income (loss) from investment operations:
Net investment income (loss)	0.24 (e)	0.30 (e)	0.36 (e)	0.46 (e)	0.47 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.39	0.37	0.46	(0.19)	0.17

Total from investment operations	0.63	0.67	0.82	0.27	0.64

Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.38)	(0.52)	(0.47)
Distributions from net realized gains	(0.37)	(0.14)	(0.03)	(0.27)	—

Total dividends and distributions	(0.67)	(0.46)	(0.41)	(0.79)	(0.47)

Net asset value, end of year	$10.44	$10.48	$10.27	$9.86	$10.38

Total return	6.10%	6.60%	8.44%	2.55%	6.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,783	$2,826,132	$2,796,284	$2,481,594	$2,088,488
Ratio of expenses to average net assets:
After waivers	0.69%	0.69%	0.71%	0.75%	0.71%
Before waivers	0.69%	0.69%	0.71%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	2.28%	2.80%	3.51%	4.55%	4.62%
Before waivers	2.28%	2.80%	3.51%	4.54%	4.57%
Portfolio turnover rate	384%	492%	623%	431%	475%

	Year Ended December 31,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.50	$10.29	$9.88	$10.40	$10.20

Income (loss) from investment operations:
Net investment income (loss)	0.23 (e)	0.27 (e)	0.33 (e)	0.44 (e)	0.44 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.37	0.38	0.47	(0.20)	0.18

Total from investment operations	0.60	0.65	0.80	0.24	0.62

Less distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.36)	(0.49)	(0.42)
Distributions from net realized gains	(0.37)	(0.14)	(0.03)	(0.27)	—

Total dividends and distributions	(0.64)	(0.44)	(0.39)	(0.76)	(0.42)

Net asset value, end of year	$10.46	$10.50	$10.29	$9.88	$10.40

Total return	5.83%	6.33%	8.16%	2.30%	6.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,533,747	$1,388,875	$1,252,270	$912,195	$829,932
Ratio of expenses to average net assets:
After waivers	0.94%	0.94%	0.96%	1.00%	0.96%
Before waivers	0.94%	0.94%	0.96%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	2.19%	2.55%	3.25%	4.29%	4.37%
Before waivers	2.19%	2.55%	3.25%	4.28%	4.32%
Portfolio turnover rate	384%	492%	623%	431%	475%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.81

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.02

Total from investment operations	0.13

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.37)

Total dividends and distributions	(0.50)

Net asset value, end of period	$10.44

Total return (b)	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,325,807
Ratio of expenses to average net assets:
After waivers (a)	0.69%
Before waivers (a)	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.78%
Before waivers (a)	2.78%
Portfolio turnover rate	384%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	EARNEST Partners, LLC***

➢	JPMorgan Investment Management Inc.

➢	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(17.84)%	(7.30)%	2.30%	2.30%
Portfolio – Class B Shares	(17.99)	(7.53)	2.06	2.06
Portfolio – Class K Shares**	(17.84)	(7.30)	2.30	2.30
MSCI EAFE Index	(12.14)	(4.72)	4.67	4.67
Volatility Managed Index – International	(12.95)	(2.26)	6.30	6.30
Volatility Managed Index – International Proxy	(11.88)	(1.90)	N/A	N/A
EAFE Proxy 40% DJ EuroSTOXX50 Index 25% FTSE 100 Index 25% TOPIX Index 10% S&P ASX 200 Index	(11.08)	(4.82)	N/A	N/A

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

***	Effective September 1, 2011, EARNEST Partners, LLC replaced AllianceBernstein L.P.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (17.84)% for the year ended December 31, 2011. The Portfolio’s benchmark, the MSCI EAFE Index, returned (12.14)%, the Volatility Managed Index – International returned (12.95)% and the Volatility Managed Index – International Proxy returned (11.88)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

Due much in part to multiple geopolitical events and natural disasters, global markets pulled back considerably during 2011. For the year, international equity markets, as measured by the MSCI EAFE Index, posted a negative return. For the benchmark, only three of the ten sectors posted positive returns, led by Health Care and Consumer Staples, while Materials and Financials were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the Information Technology sector was the largest contributor to the Portfolio’s performance. Investments in three companies not held by the benchmark, Taiwan Semiconductor Manufacturing Co Ltd., Mercadolibre, Inc. and ARM Holdings PLC, all added to performance.

•	An overweight holding of Sands China Ltd. was the largest individual stock contributor.

•	Sector selection in the Energy, Materials, and Utilities sectors aided relative returns.

•	Owning Canadian National Railway stock, which the benchmark did not, was beneficial to the Portfolio’s relative returns.

What hurt performance during the year:

•

Stock selection in the Financials sector had the largest negative impact on the Portfolio’s performance. Holdings such as ICIC Bank Limited, Citigroup Inc., and Societe Generale were some of the largest individual detractors.

•	Owning OGX Petroleo Gas, in the Energy sector, was the largest stock detractor from relative performance.

•	Sector underweights in the Consumer Staples and Health Care sectors hurt relative returns.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Financials	17.3%
Consumer Discretionary	11.5
Industrials	10.8
Health Care	9.6
Energy	9.4
Information Technology	8.4
Materials	8.3
Consumer Staples	8.1
Telecommunication Services	4.4
Utilities	2.0
Exchange Traded Funds	0.9
Cash and Other	9.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six month period ended December 31, 2011 and held for the entire six month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$795.00	$4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.93	5.33
Class B
Actual	1,000.00	794.20	5.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.62	6.65
Class K†
Actual	1,000.00	948.87	3.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.85	5.41

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.05%, 1.31% and 1.06%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Argentina (0.5%)
Arcos Dorados Holdings, Inc., Class A	77,750	$1,596,207
MercadoLibre, Inc.	27,018	2,149,012

		3,745,219

Australia (4.5%)
AGL Energy Ltd.	16,422	240,693
Alumina Ltd.	73,267	83,555
Amcor Ltd.	41,564	306,509
AMP Ltd.	96,345	401,065
Asciano Ltd.	28,599	131,630
ASX Ltd.	6,373	199,330
Australia & New Zealand Banking Group Ltd.	86,252	1,811,127
Bendigo and Adelaide Bank Ltd.	14,198	116,609
BGP Holdings plc*(b)†	568,558	—
BHP Billiton Ltd.	155,631	5,478,954
BHP Billiton Ltd. (ADR)	59,400	4,195,422
Boral Ltd.	21,820	80,343
Brambles Ltd.	46,904	343,490
Caltex Australia Ltd.	4,453	53,607
Campbell Brothers Ltd.	2,215	110,987
CFS Retail Property Trust (REIT)	55,267	95,248
Coca-Cola Amatil Ltd.	18,417	216,813
Cochlear Ltd.	1,685	106,852
Commonwealth Bank of Australia	51,274	2,581,247
Computershare Ltd.	16,759	137,300
Crown Ltd.	13,076	108,197
CSL Ltd.	17,780	581,932
Dexus Property Group (REIT)	181,786	154,322
Echo Entertainment Group Ltd.*	25,077	92,079
Fairfax Media Ltd.	97,264	71,627
Fortescue Metals Group Ltd.	38,463	167,982
Goodman Group (REIT)	205,274	119,674
GPT Group (REIT)	64,305	201,917
Harvey Norman Holdings Ltd.	11,472	21,531
Iluka Resources Ltd.	12,775	202,527
Incitec Pivot Ltd.	58,680	186,656
Insurance Australia Group Ltd.	73,904	225,255
Leighton Holdings Ltd.	4,258	82,921
Lend Lease Group	15,898	116,425
Lynas Corp., Ltd.*	48,902	52,268
Macquarie Group Ltd.	10,928	265,905
Metcash Ltd.	21,988	90,857
Mirvac Group (REIT)	100,021	120,716
National Australia Bank Ltd.	72,218	1,725,476
Newcrest Mining Ltd.	25,420	769,587
OneSteel Ltd.	34,036	24,368
Orica Ltd.	12,120	300,487
Origin Energy Ltd.	36,130	492,963
OZ Minerals Ltd.	10,682	109,365
Qantas Airways Ltd.*	45,797	68,388
QBE Insurance Group Ltd.	35,846	474,790
QR National Ltd.	52,267	182,829
Ramsay Health Care Ltd.	3,622	71,424
Rio Tinto Ltd.	23,285	1,436,099
Santos Ltd.	30,933	387,252
Sonic Healthcare Ltd.	13,740	158,521
SP AusNet	29,901	28,748

Stockland Corp., Ltd. (REIT)	83,907	$273,766
Suncorp Group Ltd.	40,241	344,908
Sydney Airport	14,238	38,737
TABCORP Holdings Ltd.	25,077	70,021
Tatts Group Ltd.	35,067	87,514
Telstra Corp., Ltd.	142,325	484,748
Toll Holdings Ltd.	25,729	111,052
Transurban Group	42,335	243,347
Wesfarmers Ltd.	33,628	1,014,644
Westfield Group (REIT)	70,373	562,144
Westfield Retail Trust (REIT)	95,224	242,514
Westpac Banking Corp.	99,736	2,040,199
Woodside Petroleum Ltd.	20,352	637,387
Woolworths Ltd.	40,361	1,036,159
WorleyParsons Ltd.	5,975	156,875

		33,127,884

Austria (1.1%)
Conwert Immobilien Invest SE	54,594	606,045
Erste Group Bank AG	82,162	1,447,431
Immofinanz AG*	27,178	81,973
OMV AG	5,368	163,119
Raiffeisen Bank International AG	2,010	52,299
Schoeller-Bleckmann Oilfield Equipment AG	60,600	5,364,277
Telekom Austria AG	10,728	128,584
Verbund AG	2,236	60,092
Vienna Insurance Group AG	1,637	64,926
Voestalpine AG	4,058	114,088

		8,082,834

Belgium (1.1%)
Ageas	67,900	105,456
Anheuser-Busch InBev N.V.	113,661	6,958,837
Belgacom S.A.	4,529	142,087
Colruyt S.A.	2,853	108,005
Delhaize Group S.A.	3,146	176,733
Groupe Bruxelles Lambert S.A.	2,470	164,667
KBC Groep N.V.	5,805	73,110
Mobistar S.A.	1,357	71,112
NV Bekaert S.A.	1,174	37,660
Solvay S.A.	2,090	172,199
UCB S.A.	3,751	157,827
Umicore S.A.	3,441	141,934

		8,309,627

Bermuda (0.5%)
Everest Reinsurance Group Ltd.	38,000	3,195,420
Seadrill Ltd.	10,776	360,350

		3,555,770

Brazil (2.1%)
Amil Participacoes S.A.	398,100	3,506,652
Banco Bradesco S.A. (ADR)	142,300	2,373,564
BR Malls Participacoes S.A.	212,700	2,066,277
Itau Unibanco Holding S.A. (Preference) (ADR)	119,600	2,219,776
OGX Petroleo e Gas Participacoes S.A.*	495,600	3,618,857
Petroleo Brasileiro S.A. (ADR)	63,100	1,568,035

		15,353,161

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Canada (1.4%)
Canadian National Railway Co.	51,674	$4,059,510
Imax Corp.*	52,280	958,292
Pacific Rubiales Energy Corp.	78,235	1,438,372
Potash Corp. of Saskatchewan, Inc.	39,980	1,650,374
Rogers Communications, Inc., Class B	52,700	2,029,477

		10,136,025

China (3.0%)
Anhui Conch Cement Co., Ltd., Class H	866,500	2,571,631
Baidu, Inc. (ADR)*	30,285	3,527,294
China Construction Bank Corp., Class H	699,000	487,804
China Merchants Bank Co., Ltd., Class H	947,000	1,914,338
China Oilfield Services Ltd., Class H	1,697,500	2,679,596
China Shipping Container Lines Co., Ltd., Class H*	3,474,000	791,721
CNOOC Ltd.	1,243,100	2,173,576
Foxconn International Holdings Ltd.*	100,424	64,781
Industrial & Commercial Bank of China Ltd., Class H	3,634,135	2,157,104
Mindray Medical International Ltd. (ADR)	93,700	2,402,468
Weichai Power Co., Ltd., Class H	735,900	3,619,522
Yangzijiang Shipbuilding Holdings Ltd.	63,182	44,328

		22,434,163

Colombia (0.4%)
Bancolombia S.A. (ADR)	53,300	3,174,548

Czech Republic (0.1%)
Komercni Banka A/S	3,500	589,929

Denmark (1.2%)
A. P. Moller - Maersk A/S, Class A	20	124,806
A. P. Moller - Maersk A/S, Class B	45	297,111
Carlsberg A/S, Class B	3,426	241,591
Coloplast A/S, Class B	891	128,143
Danske Bank A/S*	20,654	262,342
DSV A/S	6,208	111,334
Novo Nordisk A/S, Class B	44,154	5,074,024
Novozymes A/S, Class B	63,325	1,954,890
TDC A/S	10,394	83,358
Tryg A/S	1,190	66,096
Vestas Wind Systems A/S*	6,466	69,802
William Demant Holding A/S*	689	57,296

		8,470,793

Finland (0.3%)
Elisa Oyj	3,912	81,668
Fortum Oyj	14,089	300,690
Kesko Oyj, Class B	2,564	86,147
Kone Oyj, Class B	5,323	276,261
Metso Oyj	4,014	148,840

Neste Oil Oyj	4,467	$45,124
Nokia Oyj	120,425	587,904
Nokian Renkaat Oyj	3,566	114,828
Orion Oyj, Class B	2,434	47,411
Pohjola Bank plc, Class A	6,060	58,902
Sampo Oyj, Class A	13,292	329,785
Sanoma Oyj	3,770	43,255
Stora Enso Oyj, Class R	19,191	114,950
UPM-Kymmene Oyj	16,207	178,505
Wartsila Oyj	5,246	151,545

		2,565,815

France (5.7%)
Accor S.A.	20,498	519,581
Aeroports de Paris S.A.	1,361	93,358
Air Liquide S.A.	9,214	1,139,932
Alcatel-Lucent S.A.*	80,179	125,252
Alstom S.A.	6,548	198,563
Arkema S.A.	1,663	117,733
AtoS	1,940	85,143
AXA S.A.‡	55,619	723,088
BNP Paribas S.A.	45,123	1,772,453
Bouygues S.A.	5,919	186,499
Bureau Veritas S.A.	1,856	135,240
Cap Gemini S.A.	4,570	142,811
Carrefour S.A.	19,446	443,334
Casino Guichard Perrachon S.A.	2,015	169,723
Christian Dior S.A.	1,930	228,833
Cie de Saint-Gobain S.A.	13,335	511,983
Cie Generale de Geophysique-Veritas*	5,304	124,457
Cie Generale des Etablissements Michelin, Class B	5,621	332,285
Cie Generale d’Optique Essilor International S.A.	6,451	455,449
CNP Assurances S.A.	5,136	63,667
Credit Agricole S.A.	31,689	178,819
Danone S.A.	18,885	1,187,144
Dassault Systemes S.A.	1,746	139,947
Edenred	4,639	114,197
EDF S.A.	8,010	194,898
Eiffage S.A.	1,687	40,840
Eurazeo S.A.	1,250	44,482
Eutelsat Communications S.A.	3,724	145,317
Fonciere des Regions (REIT)	1,018	65,350
France Telecom S.A.	60,485	949,961
GDF Suez S.A.	40,623	1,110,412
Gecina S.A. (REIT)	868	73,022
Groupe Eurotunnel S.A. (Registered)	19,029	129,545
ICADE (REIT)	931	73,249
Iliad S.A.	795	98,108
Imerys S.A.	6,752	311,013
J.C. Decaux S.A.*	2,848	65,593
Klepierre S.A. (REIT)	3,936	112,275
Lafarge S.A.	16,753	588,899
Lagardere S.C.A.	3,893	102,786
Legrand S.A.	7,342	236,134
L’Oreal S.A.	7,759	810,396
LVMH Moet Hennessy Louis Vuitton S.A.	14,501	2,053,210
Natixis S.A.	32,506	81,786

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Neopost S.A.	1,068	$71,960
Pernod-Ricard S.A.	33,802	3,134,999
Peugeot S.A.	5,441	85,279
PPR S.A.	7,530	1,078,362
Publicis Groupe S.A.	39,557	1,819,785
Renault S.A.	6,686	231,910
Safran S.A.	4,955	148,814
Sanofi S.A.	53,301	3,914,888
Schneider Electric S.A.	80,200	4,222,537
SCOR SE	6,304	147,351
Societe BIC S.A.	1,092	96,812
Societe Generale S.A.	70,459	1,568,951
Societe Television Francaise 1 S.A.	2,933	28,630
Sodexo S.A.	2,879	206,689
Suez Environnement Co. S.A.	9,867	113,669
Technip S.A.	11,088	1,042,144
Thales S.A.	3,770	119,055
Total S.A.	102,705	5,250,575
Unibail-Rodamco S.A. (REIT)	2,939	528,348
Vallourec S.A.	3,676	238,644
Veolia Environnement S.A.	12,185	133,560
Vinci S.A.	14,338	626,483
Vivendi S.A.	40,111	878,379
Wendel S.A.	940	62,655

		42,227,246

Germany (5.0%)
Adidas AG	42,369	2,756,061
Allianz SE (Registered)	15,064	1,440,992
Axel Springer AG	1,257	54,020
BASF SE	29,986	2,091,437
Bayer AG (Registered)	40,732	2,604,239
Bayerische Motoren Werke (BMW) AG	53,950	3,614,131
Bayerische Motoren Werke (BMW) AG (Preference)	1,722	81,459
Beiersdorf AG	3,062	173,658
Brenntag AG	959	89,303
Celesio AG	3,526	55,858
Commerzbank AG*	118,113	199,187
Continental AG*	2,463	153,314
Daimler AG (Registered)	29,602	1,299,556
Deutsche Bank AG (Registered)	30,403	1,158,240
Deutsche Boerse AG*	6,199	325,014
Deutsche Lufthansa AG (Registered)	7,065	83,987
Deutsche Post AG (Registered)	27,271	419,310
Deutsche Telekom AG (Registered)	92,369	1,059,798
E.ON AG	60,094	1,296,537
Fraport AG	1,212	59,608
Fresenius Medical Care AG & Co. KGaA	16,342	1,110,408
Fresenius SE & Co. KGaA	3,989	369,034
GEA Group AG	5,457	154,320
Hannover Rueckversicherung AG (Registered)	1,989	98,659
HeidelbergCement AG	4,336	184,013
Henkel AG & Co. KGaA	4,628	224,018
Henkel AG & Co. KGaA (Preference)	15,554	897,631

Hochtief AG	1,644	$95,100
Infineon Technologies AG	231,547	1,742,937
K+S AG (Registered)	5,479	247,625
Kabel Deutschland Holding AG*	2,953	149,877
Lanxess AG	2,597	134,447
Linde AG	10,635	1,582,212
MAN SE	2,084	185,299
Merck KGaA	2,149	214,247
Metro AG	4,009	146,320
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,884	721,784
Porsche Automobil Holding SE (Preference)	5,049	270,209
ProSiebenSat.1 Media AG (Preference)	2,149	39,259
RWE AG	14,407	506,246
RWE AG (Preference)	1,550	51,025
Salzgitter AG	1,442	72,096
SAP AG	48,982	2,589,684
Siemens AG (Registered)	37,405	3,579,540
Suedzucker AG	2,105	67,156
Symrise AG	9,642	257,320
ThyssenKrupp AG	12,659	290,405
United Internet AG (Registered)	2,841	50,742
Volkswagen AG	1,099	147,430
Volkswagen AG (Preference)	10,071	1,508,731
Wacker Chemie AG	615	49,469

		36,752,952

Greece (0.0%)
Coca Cola Hellenic Bottling Co. S.A.*	6,870	117,812
Hellenic Telecommunications Organization S.A.	8,460	31,534
National Bank of Greece S.A.*	29,864	62,616
OPAP S.A.	7,714	68,190

		280,152

Hong Kong (3.2%)
AIA Group Ltd.	276,527	863,413
ASM Pacific Technology Ltd.	6,800	76,304
Bank of East Asia Ltd.	55,247	209,134
Belle International Holdings Ltd.	1,381,000	2,407,584
BOC Hong Kong Holdings Ltd.	115,000	272,449
Cathay Pacific Airways Ltd.	41,000	70,317
Cheung Kong Holdings Ltd.	45,000	535,369
Cheung Kong Infrastructure Holdings Ltd.	19,000	111,310
China Unicom Hong Kong Ltd.	1,908,000	4,014,204
CLP Holdings Ltd.	65,000	552,784
First Pacific Co., Ltd.	70,000	72,825
Galaxy Entertainment Group Ltd.*	33,000	60,505
Hang Lung Group Ltd.	27,000	147,922
Hang Lung Properties Ltd.	1,024,000	2,913,810
Hang Seng Bank Ltd.	24,400	289,504
Henderson Land Development Co., Ltd.	33,000	164,010
Hong Kong & China Gas Co., Ltd.	152,020	352,324
Hong Kong Exchanges and Clearing Ltd.	32,800	524,101

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hopewell Holdings Ltd.	25,500	$65,206
Hutchison Whampoa Ltd.	69,000	577,917
Hysan Development Co., Ltd.	24,448	80,270
Kerry Properties Ltd.	20,500	67,835
Li & Fung Ltd.	1,550,000	2,869,853
Lifestyle International Holdings Ltd.	26,500	58,414
Link REIT (REIT)	79,813	293,906
MTR Corp.	49,589	160,580
New World Development Co., Ltd.	136,212	109,789
Noble Group Ltd.	115,454	100,585
NWS Holdings Ltd.	57,653	84,921
Orient Overseas International Ltd.	606,700	3,542,586
PCCW Ltd.	116,974	40,213
Power Assets Holdings Ltd.	43,500	321,772
Shangri-La Asia Ltd.	55,166	95,180
Sino Land Co., Ltd.	93,910	133,732
SJM Holdings Ltd.	49,000	79,999
Sun Hung Kai Properties Ltd.	46,000	576,584
Swire Pacific Ltd., Class A	25,000	301,773
Wharf Holdings Ltd.	52,000	235,006
Wheelock & Co., Ltd.	35,000	86,705
Wing Hang Bank Ltd.	7,500	61,465
Yue Yuen Industrial Holdings Ltd.	23,000	72,702

		23,654,862

India (0.7%)
ICICI Bank Ltd. (ADR)	110,730	2,926,594
Yes Bank Ltd.	482,000	2,167,434

		5,094,028

Ireland (2.8%)
Accenture plc, Class A	57,376	3,054,125
CRH plc	24,106	479,189
Elan Corp. plc*	27,445	380,782
Experian plc	259,516	3,528,513
ICON plc (ADR)*	130,800	2,237,988
James Hardie Industries SE (CDI)	12,101	84,410
Kerry Group plc, Class A	4,846	177,809
Shire plc	259,690	9,045,987
WPP plc	126,781	1,329,998

		20,318,801

Israel (0.7%)
Bank Hapoalim B.M.	31,394	102,784
Bank Leumi Le-Israel B.M.	35,356	101,684
Bezeq Israeli Telecommunication Corp., Ltd.	50,965	93,697
Cellcom Israel Ltd.	1,268	21,281
Ceragon Networks Ltd.*	127,300	980,210
Check Point Software Technologies Ltd.*	29,220	1,535,219
Delek Group Ltd.	78	14,759
Elbit Systems Ltd.	540	22,263
Israel Chemicals Ltd.	13,554	141,271
Israel Corp., Ltd.	61	38,299
Israel Discount Bank Ltd., Class A*	17,173	23,092

Mizrahi Tefahot Bank Ltd.	2,711	$21,549
NICE Systems Ltd.*	1,520	51,925
Partner Communications Co., Ltd.	1,968	17,457
Teva Pharmaceutical Industries Ltd.	30,480	1,241,268
Teva Pharmaceutical Industries Ltd. (ADR)	16,045	647,576

		5,054,334

Italy (1.0%)
A2A S.p.A.	48,630	45,725
Assicurazioni Generali S.p.A.	39,117	588,794
Atlantia S.p.A.	10,396	166,439
Autogrill S.p.A.	2,955	28,837
Banca Carige S.p.A.	14,331	27,451
Banca Monte dei Paschi di Siena S.p.A.	118,403	38,602
Banco Popolare S.c.a.r.l.	66,562	86,148
Enel Green Power S.p.A.	49,820	104,070
Enel S.p.A.	213,797	869,966
ENI S.p.A.	79,839	1,654,339
Exor S.p.A.	1,808	36,387
Fiat Industrial S.p.A.*	26,264	225,198
Fiat S.p.A.	26,264	120,672
Finmeccanica S.p.A.	14,990	55,448
Intesa Sanpaolo S.p.A. (BATS Europe Exchange)	40,356	50,324
Intesa Sanpaolo S.p.A. (XetraIntlMkt Exchange)	551,215	923,153
Luxottica Group S.p.A.	3,315	93,103
Mediaset S.p.A.	24,518	67,844
Mediobanca S.p.A.	18,913	108,830
Pirelli & C. S.p.A.	6,116	51,491
Prada S.p.A.*	115,400	522,276
Prysmian S.p.A.	6,729	83,563
Saipem S.p.A.	8,382	356,370
Snam Rete Gas S.p.A.	49,982	220,331
Telecom Italia S.p.A.	309,598	332,979
Telecom Italia S.p.A. (RNC)	198,781	178,032
Terna Rete Elettrica Nazionale S.p.A.	42,513	143,279
UniCredit S.p.A.	44,861	372,751
Unione di Banche Italiane S.c.p.A.	24,186	99,104

		7,651,506

Japan (14.2%)
ABC-Mart, Inc.	1,100	41,831
Advantest Corp.	6,100	58,091
Aeon Co., Ltd.	19,700	270,533
Aeon Credit Service Co., Ltd.	2,600	41,076
Aeon Mall Co., Ltd.	1,700	36,089
Air Water, Inc.	5,000	63,661
Aisin Seiki Co., Ltd.	6,900	196,682
Ajinomoto Co., Inc.	22,000	264,103
Alfresa Holdings Corp.	800	33,727
All Nippon Airways Co., Ltd.	23,000	64,246
Amada Co., Ltd.	10,000	63,401
Aozora Bank Ltd.	25,000	68,858
Asahi Breweries Ltd.	13,800	303,001
Asahi Glass Co., Ltd.	35,000	293,751
Asahi Kasei Corp.	39,000	235,105

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Asics Corp.	4,000	$45,108
Astellas Pharma, Inc.	14,800	601,845
Bank of Kyoto Ltd.	13,000	111,979
Bank of Yokohama Ltd.	37,000	174,977
Benesse Holdings, Inc.	2,000	96,791
Bridgestone Corp.	20,600	467,026
Brother Industries Ltd.	9,200	112,953
Canon, Inc.	112,100	4,966,364
Casio Computer Co., Ltd.	9,600	58,246
Central Japan Railway Co.	48	405,353
Chiba Bank Ltd.	23,000	148,214
Chiyoda Corp.	6,000	61,037
Chubu Electric Power Co., Inc.	22,400	418,199
Chugai Pharmaceutical Co., Ltd.	8,600	141,788
Chugoku Bank Ltd.	7,000	97,583
Chugoku Electric Power Co., Inc.	9,700	170,005
Citizen Holdings Co., Ltd.	6,100	35,425
Coca-Cola West Co., Ltd.	1,200	20,813
Cosmo Oil Co., Ltd.	15,000	41,899
Credit Saison Co., Ltd.	4,000	80,187
Dai Nippon Printing Co., Ltd.	18,000	173,054
Daicel Chemical Industries Ltd.	10,000	60,933
Daido Steel Co., Ltd.	8,000	50,201
Daihatsu Motor Co., Ltd.	6,000	107,107
Dai-ichi Life Insurance Co., Ltd.	285	280,298
Daiichi Sankyo Co., Ltd.	21,100	418,327
Daikin Industries Ltd.	20,300	555,962
Dainippon Sumitomo Pharma Co., Ltd.	7,500	85,455
Daito Trust Construction Co., Ltd.	2,500	214,369
Daiwa House Industry Co., Ltd.	15,000	178,901
Daiwa Securities Group, Inc.	51,000	159,023
DeNA Co., Ltd.	2,800	83,996
Denki Kagaku Kogyo KK	13,000	48,136
Denso Corp.	120,300	3,322,824
Dentsu, Inc.	5,383	164,280
East Japan Railway Co.	17,405	1,108,023
Eisai Co., Ltd.	8,300	343,452
Electric Power Development Co., Ltd.	3,200	85,103
Elpida Memory, Inc.*	8,500	39,535
FamilyMart Co., Ltd.	1,600	64,649
FANUC Corp.	32,200	4,928,102
Fast Retailing Co., Ltd.	1,700	309,211
Fuji Electric Holdings Co., Ltd.	13,000	35,637
Fuji Heavy Industries Ltd.	17,000	102,702
Fujifilm Holdings Corp.	15,900	376,584
Fujitsu Ltd.	59,000	306,613
Fukuoka Financial Group, Inc.	25,000	104,911
Furukawa Electric Co., Ltd.	17,000	39,093
Gree, Inc.	3,000	103,365
GS Yuasa Corp.	9,000	48,408
Gunma Bank Ltd.	17,000	93,426
Hachijuni Bank Ltd.	14,000	79,849
Hakuhodo DY Holdings, Inc.	670	38,475
Hamamatsu Photonics KK	2,200	76,973
Hino Motors Ltd.	8,000	48,538
Hirose Electric Co., Ltd.	1,300	114,005
Hiroshima Bank Ltd.	21,000	97,674
Hisamitsu Pharmaceutical Co., Inc.	2,500	105,885

Hitachi Chemical Co., Ltd.	4,500	$79,278
Hitachi Construction Machinery Co., Ltd.	2,700	45,462
Hitachi High-Technologies Corp.	3,100	67,260
Hitachi Ltd.	625,000	3,280,499
Hitachi Metals Ltd.	4,000	43,497
Hokkaido Electric Power Co., Inc.	7,300	103,947
Hokuhoku Financial Group, Inc.	53,000	103,287
Hokuriku Electric Power Co.	5,400	100,816
Honda Motor Co., Ltd.	159,800	4,874,762
Hoya Corp.	89,500	1,927,907
Ibiden Co., Ltd.	3,300	65,254
Idemitsu Kosan Co., Ltd.	700	72,210
IHI Corp.	37,000	89,892
INPEX Corp.	71	447,382
Isetan Mitsukoshi Holdings Ltd.	12,300	128,961
Isuzu Motors Ltd.	35,000	161,881
ITOCHU Corp.	47,600	483,607
ITOCHU Techno-Solutions Corp.	900	40,399
Iyo Bank Ltd.	10,000	98,740
J. Front Retailing Co., Ltd.	16,000	77,329
Japan Petroleum Exploration Co.	500	19,553
Japan Prime Realty Investment Corp. (REIT)	25	58,887
Japan Real Estate Investment Corp. (REIT)	17	132,519
Japan Retail Fund Investment Corp. (REIT)	62	91,828
Japan Steel Works Ltd.	8,000	55,606
Japan Tobacco, Inc.	318	1,495,596
JFE Holdings, Inc.	16,000	289,775
JGC Corp.	6,000	144,056
Joyo Bank Ltd.	21,000	92,763
JS Group Corp.	8,100	155,223
JSR Corp.	5,300	97,778
JTEKT Corp.	5,900	58,026
Jupiter Telecommunications Co., Ltd.	64	64,856
JX Holdings, Inc.	70,844	427,991
Kajima Corp.	35,000	107,315
Kamigumi Co., Ltd.	10,000	86,267
Kaneka Corp.	11,000	58,594
Kansai Electric Power Co., Inc.	23,900	366,713
Kansai Paint Co., Ltd.	7,000	62,479
Kao Corp.	17,100	467,212
Kawasaki Heavy Industries Ltd.	43,000	107,263
Kawasaki Kisen Kaisha Ltd.	19,000	34,312
KDDI Corp.	99	636,677
Keikyu Corp.	15,000	134,663
Keio Corp.	19,000	134,039
Keisei Electric Railway Co., Ltd.	9,000	66,182
Keyence Corp.	1,300	313,473
Kikkoman Corp.	6,000	68,910
Kinden Corp.	3,000	25,335
Kintetsu Corp.	60,000	234,637
Kirin Holdings Co., Ltd.	26,000	316,175
Kobe Steel Ltd.	72,000	111,316
Koito Manufacturing Co., Ltd.	2,000	28,063
Komatsu Ltd.	63,500	1,484,169
Konami Corp.	3,100	92,835
Konica Minolta Holdings, Inc.	13,500	100,676

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kubota Corp.	122,000	$1,022,346
Kuraray Co., Ltd.	10,300	146,531
Kurita Water Industries Ltd.	4,500	116,929
Kyocera Corp.	5,200	418,189
Kyowa Hakko Kirin Co., Ltd.	9,000	110,147
Kyushu Electric Power Co., Inc.	12,200	174,671
Lawson, Inc.	2,000	124,854
Mabuchi Motor Co., Ltd.	500	20,820
Makita Corp.	3,300	106,799
Marubeni Corp.	316,000	1,925,477
Marui Group Co., Ltd.	4,900	38,197
Maruichi Steel Tube Ltd.	900	20,077
Mazda Motor Corp.*	61,000	107,782
McDonald’s Holdings Co. Japan Ltd.	3,000	80,954
Medipal Holdings Corp.	4,800	50,139
MEIJI Holdings Co., Ltd.	2,282	94,725
Miraca Holdings, Inc.	1,500	59,731
Mitsubishi Chemical Holdings Corp.	42,000	231,363
Mitsubishi Corp.	81,800	1,652,579
Mitsubishi Electric Corp.	63,000	604,054
Mitsubishi Estate Co., Ltd.	40,000	597,635
Mitsubishi Gas Chemical Co., Inc.	16,000	88,762
Mitsubishi Heavy Industries Ltd.	104,000	443,186
Mitsubishi Logistics Corp.	3,000	33,325
Mitsubishi Materials Corp.	44,000	119,475
Mitsubishi Motors Corp.*	142,000	167,884
Mitsubishi Tanabe Pharma Corp.	6,400	101,276
Mitsubishi UFJ Financial Group, Inc.	422,900	1,796,652
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,490	98,668
Mitsui & Co., Ltd.	56,100	872,440
Mitsui Chemicals, Inc.	22,000	67,169
Mitsui Fudosan Co., Ltd.	27,000	393,582
Mitsui O.S.K. Lines Ltd.	34,000	131,636
Mizuho Financial Group, Inc.	746,350	1,008,450
MS&AD Insurance Group Holdings, Inc.	18,038	334,185
Murata Manufacturing Co., Ltd.	15,100	775,893
Nabtesco Corp.	2,600	47,392
Namco Bandai Holdings, Inc.	7,600	108,219
NEC Corp.*	79,000	160,114
NGK Insulators Ltd.	8,000	94,998
NGK Spark Plug Co., Ltd.	7,000	86,852
NHK Spring Co., Ltd.	6,000	53,164
Nidec Corp.	10,200	886,553
Nikon Corp.	10,500	233,818
Nintendo Co., Ltd.	4,700	647,265
Nippon Building Fund, Inc. (REIT)	16	130,960
Nippon Electric Glass Co., Ltd.	14,000	138,599
Nippon Express Co., Ltd.	31,000	120,826
Nippon Meat Packers, Inc.	6,000	74,523
Nippon Paper Group, Inc.	2,368	51,686
Nippon Sheet Glass Co., Ltd.	30,000	56,126
Nippon Steel Corp.	1,027,000	2,561,829
Nippon Telegraph & Telephone Corp.	15,692	802,235
Nippon Yusen KK	46,000	117,734
Nishi-Nippon City Bank Ltd.	25,000	71,781

Nissan Motor Co., Ltd.	84,000	$755,203
Nisshin Seifun Group, Inc.	8,000	96,973
Nisshin Steel Co., Ltd.	25,000	38,327
Nissin Foods Holdings Co., Ltd.	1,500	58,757
Nitori Holdings Co., Ltd.	1,450	136,014
Nitto Denko Corp.	5,400	193,213
NKSJ Holdings, Inc.	13,223	259,409
NOK Corp.	2,700	46,409
Nomura Holdings, Inc.	120,400	364,469
Nomura Real Estate Holdings, Inc.	2,100	31,267
Nomura Real Estate Office Fund, Inc. (REIT)	10	51,384
Nomura Research Institute Ltd.	4,100	92,685
NSK Ltd.	17,000	110,433
NTN Corp.	20,000	80,551
NTT Data Corp.	36	114,964
NTT DoCoMo, Inc.	499	917,351
NTT Urban Development Corp.	19	12,960
Obayashi Corp.	26,000	115,526
Odakyu Electric Railway Co., Ltd.	23,000	222,320
OJI Paper Co., Ltd.	24,000	123,165
Olympus Corp.	7,800	102,554
Omron Corp.	24,200	486,390
Ono Pharmaceutical Co., Ltd.	3,200	179,602
Oracle Corp. Japan	1,700	56,254
Oriental Land Co., Ltd.	1,800	190,126
ORIX Corp.	3,670	303,251
Osaka Gas Co., Ltd.	58,000	229,076
Otsuka Corp.	500	34,429
Otsuka Holdings Co., Ltd.	8,300	233,353
Panasonic Corp.	72,800	618,568
Rakuten, Inc.	1,451	1,560,904
Resona Holdings, Inc.	60,657	267,152
Ricoh Co., Ltd.	21,000	183,071
Rinnai Corp.	1,000	71,586
Rohm Co., Ltd.	3,600	167,910
Sankyo Co., Ltd.	1,500	75,906
Sanrio Co., Ltd.	1,500	77,075
Santen Pharmaceutical Co., Ltd.	2,000	82,370
SBI Holdings, Inc.	533	39,056
Secom Co., Ltd.	76,600	3,532,935
Sega Sammy Holdings, Inc.	6,100	131,795
Seiko Epson Corp.	3,400	45,189
Sekisui Chemical Co., Ltd.	17,000	140,249
Sekisui House Ltd.	21,000	186,345
Seven & I Holdings Co., Ltd.	24,800	691,126
Seven Bank Ltd.	15,000	29,427
Sharp Corp.	31,000	271,054
Shikoku Electric Power Co., Inc.	6,000	171,963
Shimadzu Corp.	6,000	50,825
Shimamura Co., Ltd.	600	61,349
Shimano, Inc.	2,900	140,912
Shimizu Corp.	17,000	71,339
Shin-Etsu Chemical Co., Ltd.	27,600	1,359,023
Shinsei Bank Ltd.	48,000	49,890
Shionogi & Co., Ltd.	9,100	116,927
Shiseido Co., Ltd.	11,000	202,222
Shizuoka Bank Ltd.	18,000	189,658
Showa Denko KK	49,000	99,311

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Showa Shell Sekiyu KK	8,400	$56,640
SMC Corp.	6,400	1,032,714
Softbank Corp.	29,100	857,083
Sojitz Corp.	53,000	81,941
Sony Corp.	33,800	606,881
Sony Financial Holdings, Inc.	6,900	101,658
Square Enix Holdings Co., Ltd.	2,100	41,225
Stanley Electric Co., Ltd.	3,800	55,837
Sumco Corp.*	4,600	34,005
Sumitomo Chemical Co., Ltd.	48,000	175,237
Sumitomo Corp.	71,300	965,241
Sumitomo Electric Industries Ltd.	26,300	286,338
Sumitomo Heavy Industries Ltd.	16,000	93,335
Sumitomo Metal Industries Ltd.	121,000	220,086
Sumitomo Metal Mining Co., Ltd.	17,000	218,436
Sumitomo Mitsui Financial Group, Inc.	44,184	1,230,746
Sumitomo Mitsui Trust Holdings, Inc.	98,070	287,954
Sumitomo Realty & Development Co., Ltd.	101,000	1,768,845
Sumitomo Rubber Industries Ltd.	4,500	54,021
Suruga Bank Ltd.	4,000	35,806
Suzuken Co., Ltd.	2,300	63,768
Suzuki Motor Corp.	10,500	217,176
Sysmex Corp.	3,000	97,752
T&D Holdings, Inc.	21,300	198,416
Taisei Corp.	43,000	108,939
Taisho Pharmaceutical Holdings Co., Ltd.*	900	69,456
Taiyo Nippon Sanso Corp.	11,000	76,744
Takashimaya Co., Ltd.	6,000	43,420
Takeda Pharmaceutical Co., Ltd.	25,600	1,124,178
TDK Corp.	4,200	186,072
Teijin Ltd.	31,000	95,453
Terumo Corp.	5,900	277,868
THK Co., Ltd.	3,300	65,040
Tobu Railway Co., Ltd.	35,000	178,706
Toho Co., Ltd.	2,700	48,128
Toho Gas Co., Ltd.	13,000	82,760
Tohoku Electric Power Co., Inc.	14,200	136,336
Tokio Marine Holdings, Inc.	23,400	518,345
Tokyo Electric Power Co., Inc.*	47,200	112,220
Tokyo Electron Ltd.	5,400	274,665
Tokyo Gas Co., Ltd.	80,000	367,936
Tokyu Corp.	42,000	206,808
Tokyu Land Corp.	11,000	41,588
TonenGeneral Sekiyu KK	11,000	120,190
Toppan Printing Co., Ltd.	21,000	154,424
Toray Industries, Inc.	48,000	343,614
Toshiba Corp.	136,000	556,580
Tosoh Corp.	12,000	32,116
TOTO Ltd.	12,000	92,608
Toyo Seikan Kaisha Ltd.	6,400	87,307
Toyo Suisan Kaisha Ltd.	3,000	72,691
Toyoda Gosei Co., Ltd.	1,400	22,318
Toyota Boshoku Corp.	1,400	14,606
Toyota Industries Corp.	6,600	179,641
Toyota Motor Corp.	115,600	3,852,332
Toyota Tsusho Corp.	8,300	146,762
Trend Micro, Inc.	4,100	122,569

Tsumura & Co.	1,600	$47,187
Ube Industries Ltd.	40,000	109,653
Unicharm Corp.	4,200	207,081
Ushio, Inc.	2,800	40,452
USS Co., Ltd.	760	68,723
West Japan Railway Co.	5,400	234,676
Yahoo! Japan Corp.	1,665	536,252
Yakult Honsha Co., Ltd.	2,700	85,066
Yamada Denki Co., Ltd.	25,470	1,733,959
Yamaguchi Financial Group, Inc.	9,000	85,943
Yamaha Corp.	6,100	55,952
Yamaha Motor Co., Ltd.	8,300	105,031
Yamato Holdings Co., Ltd.	12,000	202,209
Yamato Kogyo Co., Ltd.	1,400	40,197
Yamazaki Baking Co., Ltd.	4,000	52,540
Yaskawa Electric Corp.	5,000	42,549
Yokogawa Electric Corp.*	9,300	83,974

		104,584,971

Luxembourg (0.7%)
ArcelorMittal S.A.	28,833	527,291
Millicom International Cellular S.A. (Quote MTF Exchange) (SDR)	40,911	4,098,798
SES S.A. (FDR)	10,633	255,212
Tenaris S.A.	16,932	312,935

		5,194,236

Macau (0.1%)
Sands China Ltd.*	218,933	618,749
Wynn Macau Ltd.	46,000	115,495

		734,244

Mauritius (0.0%)
Essar Energy plc*	9,424	25,085

Mexico (0.7%)
America Movil S.A.B. de C.V. (ADR)	18,078	408,563
Fresnillo plc	5,968	141,527
Grupo Elektra S.A. de C.V.	27,700	2,778,992
Wal-Mart de Mexico S.A.B. de C.V.	586,000	1,608,333

		4,937,415

Netherlands (5.2%)
Aegon N.V.*	54,492	218,702
Akzo Nobel N.V.	7,642	369,515
ASML Holding N.V.	118,998	5,001,577
Core Laboratories N.V.	57,600	6,563,520
Corio N.V. (REIT)	2,258	98,208
Delta Lloyd N.V.	2,573	43,291
European Aeronautic Defence and Space Co. N.V.	13,568	424,083
Fugro N.V. (CVA)	2,226	129,343
Heineken Holding N.V.	4,186	171,309
Heineken N.V.	8,342	386,196
ING Groep N.V. (CVA)*	247,828	1,783,378
Koninklijke (Royal) KPN N.V.	170,437	2,039,337
Koninklijke Ahold N.V.	38,000	511,733
Koninklijke Boskalis Westminster N.V.	1,968	72,312
Koninklijke DSM N.V.	4,809	223,132

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Koninklijke Philips Electronics N.V.	33,158	$698,652
Koninklijke Vopak N.V.	1,956	103,351
QIAGEN N.V.*	8,716	120,139
Randstad Holding N.V.	3,572	105,683
Reed Elsevier N.V.	65,443	762,889
Royal Dutch Shell plc (BATS Europe Exchange), Class A	134,447	4,898,326
Royal Dutch Shell plc (Euro Comp Exchange), Class A	118,737	4,372,090
Royal Dutch Shell plc, Class B	88,072	3,356,478
SBM Offshore N.V.	5,529	113,922
Sensata Technologies Holding N.V.*	102,666	2,698,062
TNT Express N.V.	13,777	102,956
Unilever N.V. (CVA)	53,446	1,837,913
Wolters Kluwer N.V.	9,087	157,066
Yandex N.V., Class A*	42,787	842,904

		38,206,067

New Zealand (0.1%)
Auckland International Airport Ltd.	26,544	52,068
Contact Energy Ltd.*	10,143	41,608
Fletcher Building Ltd.	25,169	120,292
Sky City Entertainment Group Ltd.	25,800	69,084
Telecom Corp. of New Zealand Ltd.	63,135	101,729

		384,781

Norway (1.4%)
Aker Solutions ASA	4,621	48,637
DNB ASA	347,199	3,398,932
Gjensidige Forsikring ASA	5,245	60,774
Norsk Hydro ASA	428,012	1,985,178
Orkla ASA	23,554	175,842
Statoil ASA	36,814	944,841
Statoil ASA (ADR)	131,100	3,357,471
Telenor ASA	23,744	389,457
Yara International ASA	6,550	262,839

		10,623,971

Portugal (0.1%)
Banco Espirito Santo S.A. (Registered)	14,683	25,655
Cimpor Cimentos de Portugal SGPS S.A.	9,376	64,521
EDP - Energias de Portugal S.A.	59,847	185,200
Galp Energia SGPS S.A., Class B	6,811	100,316
Jeronimo Martins SGPS S.A.*	7,324	121,237
Portugal Telecom SGPS S.A. (Registered)	21,091	121,472

		618,401

Singapore (0.7%)
Ascendas Real Estate Investment Trust (REIT)	49,000	69,134
CapitaLand Ltd.	78,000	132,902
CapitaMall Trust (REIT)	71,000	93,057
CapitaMalls Asia Ltd.	60,032	52,300
City Developments Ltd.	19,000	130,373

ComfortDelGro Corp., Ltd.	76,000	$82,911
Cosco Corp., (Singapore) Ltd.	23,000	15,516
DBS Group Holdings Ltd.	56,000	497,375
Fraser and Neave Ltd.	33,000	157,743
Genting Singapore plc*	193,677	225,475
Global Logistic Properties Ltd.*	52,000	70,360
Golden Agri-Resources Ltd.	190,576	105,055
Hutchison Port Holdings Trust, Class U	172,000	106,640
Jardine Cycle & Carriage Ltd.	4,000	148,398
Keppel Corp., Ltd.	44,800	321,221
Keppel Land Ltd.	19,000	32,520
Neptune Orient Lines Ltd.	19,000	16,480
Olam International Ltd.	50,962	83,689
Oversea-Chinese Banking Corp., Ltd.	83,525	504,222
SembCorp Industries Ltd.	37,000	115,531
SembCorp Marine Ltd.	23,000	67,738
Singapore Airlines Ltd.	18,000	140,997
Singapore Exchange Ltd.	25,000	118,153
Singapore Press Holdings Ltd.	55,000	156,470
Singapore Technologies Engineering Ltd.	48,000	99,549
Singapore Telecommunications Ltd.	270,000	643,229
StarHub Ltd.	29,000	65,063
United Overseas Bank Ltd.	42,000	494,460
UOL Group Ltd.	18,000	55,511
Wilmar International Ltd.	61,000	235,149

		5,037,221

South Korea (0.6%)
Hanjin Shipping Co., Ltd.*	61,600	609,377
POSCO	4,200	1,391,076
Samsung Electronics Co., Ltd.	2,660	2,448,023

		4,448,476

Spain (2.2%)
Abertis Infraestructuras S.A.	11,983	191,381
Acciona S.A.	1,037	89,561
Acerinox S.A.	2,131	27,332
ACS Actividades de Construccion y Servicios S.A.	4,745	140,634
Amadeus IT Holding S.A., Class A	9,544	154,836
Banco Bilbao Vizcaya Argentaria S.A.	215,431	1,862,528
Banco de Sabadell S.A.	32,625	123,888
Banco Popular Espanol S.A.	28,732	130,896
Banco Santander S.A.	275,836	2,095,594
Bankia S.A.*	28,435	132,303
Bankinter S.A.	10,548	64,846
CaixaBank	25,355	124,536
Distribuidora Internacional de Alimentacion S.A.*	19,446	87,962
EDP Renovaveis S.A.*	10,233	62,618
Enagas S.A.	5,174	95,692
Ferrovial S.A.	13,481	162,701
Fomento de Construcciones y Contratas S.A.	1,127	29,231
Gas Natural SDG S.A.	10,523	180,661
Grifols S.A.*	4,422	74,401

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Iberdrola S.A.	125,450	$785,678
Inditex S.A.	46,751	3,828,913
Indra Sistemas S.A.	2,454	31,243
Mapfre S.A.	823,095	2,615,289
Red Electrica Corporacion S.A.	3,279	140,323
Repsol YPF S.A.	25,561	785,209
Telefonica S.A.	135,811	2,352,727
Zardoya Otis S.A.	4,880	66,949

		16,437,932

Sweden (2.0%)
Alfa Laval AB	11,137	211,022
Assa Abloy AB, Class B	9,691	243,048
Atlas Copco AB, Class A	62,703	1,348,442
Atlas Copco AB, Class B	13,801	262,301
Boliden AB	8,132	118,753
Electrolux AB, Class B	7,364	117,382
Getinge AB, Class B	127,464	3,230,102
Hennes & Mauritz AB, Class B	88,167	2,835,108
Hexagon AB, Class B	8,436	126,135
Holmen AB, Class B	1,621	46,566
Husqvarna AB, Class B	17,251	79,486
Industrivarden AB, Class C	3,159	37,686
Investor AB, Class B	14,279	266,407
Kinnevik Investment AB, Class B	7,160	139,516
Lundin Petroleum AB*	7,301	179,500
Modern Times Group AB, Class B	1,331	63,590
Nordea Bank AB	86,677	670,665
Ratos AB, Class B	6,714	78,778
Sandvik AB	32,399	397,570
Scania AB, Class B	11,380	168,665
Securitas AB, Class B	12,270	105,904
Skandinaviska Enskilda Banken AB, Class A	44,425	258,789
Skanska AB, Class B	12,395	205,321
SKF AB, Class B	12,253	259,230
SSAB AB, Class A	4,639	40,882
Svenska Cellulosa AB, Class B	18,875	279,750
Svenska Handelsbanken AB, Class A	15,725	413,572
Swedbank AB, Class A	25,695	332,853
Swedish Match AB	7,007	248,736
Tele2 AB, Class B	9,929	193,183
Telefonaktiebolaget LM Ericsson, Class B	97,564	998,032
TeliaSonera AB	73,825	501,710
Volvo AB, Class B	44,778	489,939

		14,948,623

Switzerland (8.6%)
ABB Ltd. (Registered)*	114,667	2,158,323
Actelion Ltd. (Registered)*	3,527	121,096
Adecco S.A. (Registered)*	4,104	171,929
Aryzta AG	2,479	119,820
Baloise Holding AG (Registered)	1,402	96,124
Barry Callebaut AG (Registered)*	59	58,133
Cie Financiere Richemont S.A., Class A	16,934	856,525
Credit Suisse Group AG (Registered)*	61,385	1,442,316

Credit Suisse Group AG (ADR)	79,500	$1,866,660
GAM Holding AG*	5,934	64,438
Geberit AG (Registered)*	1,210	233,163
Givaudan S.A. (Registered)*	276	262,983
Glencore International plc	25,402	154,641
Holcim Ltd. (Registered)*	18,158	971,404
Julius Baer Group Ltd.*	107,053	4,187,296
Kuehne + Nagel International AG (Registered)	1,868	209,809
Lindt & Spruengli AG	35	104,110
Lindt & Spruengli AG (Registered)	4	133,674
Lonza Group AG (Registered)*	1,460	86,266
Nestle S.A. (Registered)	192,615	11,073,363
Novartis AG (Registered)	97,962	5,600,510
Novartis AG (ADR)	46,600	2,664,122
Pargesa Holding S.A.	1,111	72,742
Partners Group Holding AG	438	76,427
Roche Holding AG	72,033	12,208,723
Schindler Holding AG	1,616	188,215
Schindler Holding AG (Registered)	878	101,980
SGS S.A. (Registered)	503	832,711
Sika AG	61	114,947
Sonova Holding AG (Registered)*	1,450	151,669
STMicroelectronics N.V.	19,085	113,401
Straumann Holding AG (Registered)	316	54,534
Sulzer AG (Registered)	697	74,501
Swatch Group AG	9,622	3,600,695
Swatch Group AG (Registered)	1,682	112,098
Swiss Life Holding AG (Registered)*	901	82,877
Swiss Reinsurance Co., Ltd.*	11,617	592,043
Swisscom AG (Registered)	806	305,393
Syngenta AG (Registered)*	3,165	926,621
Transocean Ltd. (BATS Europe Exchange)	10,415	402,163
Transocean Ltd. (New York Exchange)	41,900	1,608,541
UBS AG (Registered)*	120,354	1,432,511
Wolseley plc	9,511	314,909
Xstrata plc	335,329	5,093,091
Zurich Financial Services AG*	9,442	2,136,085

		63,233,582

Taiwan (1.2%)
Advanced Semiconductor Engineering, Inc. (ADR)	761,300	3,304,042
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	415,295	5,361,458

		8,665,500

United Kingdom (15.4%)
3i Group plc	32,514	91,395
Admiral Group plc	6,237	82,525
Aggreko plc	8,206	257,045
AMEC plc	11,118	156,691
Anglo American plc	43,208	1,596,357
Antofagasta plc	13,212	249,297
ARM Holdings plc	309,331	2,843,915

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

ARM Holdings plc (ADR)	226,800	$6,275,556
Associated British Foods plc	11,893	204,461
AstraZeneca plc	44,092	2,037,127
Aviva plc	219,792	1,026,742
Babcock International Group plc	11,991	136,965
BAE Systems plc	115,820	512,805
Balfour Beatty plc	23,696	97,446
Barclays plc	566,599	1,549,114
BG Group plc	184,129	3,936,134
BHP Billiton plc	69,295	2,020,474
BP plc	620,308	4,436,173
British American Tobacco plc	92,686	4,398,128
British Land Co. plc (REIT)	29,707	213,374
British Sky Broadcasting Group plc	379,006	4,311,468
BT Group plc, Class A	259,746	770,063
Bunzl plc	10,989	150,863
Burberry Group plc	51,661	950,720
Cairn Energy plc*	43,780	180,378
Capita Group plc	20,877	203,772
Capital Shopping Centres Group plc (REIT)	16,532	80,180
Carnival plc	5,549	183,210
Centrica plc	323,345	1,452,734
Cobham plc	38,352	109,234
Compass Group plc	62,136	589,598
Diageo plc	242,955	5,306,853
Eurasian Natural Resources Corp.	8,489	83,781
G4S plc	42,319	178,631
GKN plc	50,952	144,805
GlaxoSmithKline plc	217,795	4,977,137
Hammerson plc (REIT)	23,536	131,585
HSBC Holdings plc	189,033	1,436,014
HSBC Holdings plc (London Exchange)	803,323	6,126,146
ICAP plc	84,818	456,945
Imperial Tobacco Group plc	56,616	2,140,965
Inmarsat plc	14,605	91,792
Intercontinental Hotels Group plc	8,613	154,760
International Consolidated Airlines Group S.A.*	31,006	69,825
International Power plc	51,006	267,104
Intertek Group plc	5,300	167,499
Invensys plc	27,024	88,553
Investec plc	13,763	72,458
ITV plc	107,268	113,529
J Sainsbury plc	39,569	186,134
Johnson Matthey plc	7,193	205,095
Kazakhmys plc	7,170	103,222
Kingfisher plc	79,120	308,043
Land Securities Group plc (REIT)	25,330	249,990
Legal & General Group plc	196,397	313,545
Lloyds Banking Group plc*	1,358,133	546,383
London Stock Exchange Group plc	4,933	60,905
Lonmin plc	5,134	78,136
Man Group plc	175,159	341,932
Marks & Spencer Group plc	170,402	823,013
Meggitt plc	132,521	726,080
National Grid plc	115,383	1,119,936
Next plc	5,696	242,112

Old Mutual plc	189,202	$398,141
Pearson plc	27,169	510,541
Petrofac Ltd.	7,884	176,434
Prudential plc	254,351	2,522,120
Randgold Resources Ltd.	3,019	308,738
Reckitt Benckiser Group plc	20,284	1,001,733
Reed Elsevier plc	233,486	1,881,913
Resolution Ltd.	48,205	188,204
Rexam plc	29,378	160,962
Rio Tinto plc	61,739	2,996,271
Rio Tinto plc (ADR)	85,800	4,197,336
Rolls-Royce Holdings plc*	208,035	2,411,780
Rolls-Royce Holdings plc (Preference), Class C*(b)†	22,885,644	35,541
Royal Bank of Scotland Group plc*	566,441	177,520
RSA Insurance Group plc	114,322	186,774
SABMiller plc	31,392	1,104,959
Sage Group plc	44,002	201,042
Schroders plc	4,067	82,993
Segro plc (REIT)	21,225	68,727
Serco Group plc	16,438	121,004
Severn Trent plc	7,927	184,167
Smith & Nephew plc	29,672	288,234
Smiths Group plc	13,063	185,625
SSE plc	30,928	620,083
Standard Chartered plc	332,140	7,267,811
Standard Life plc	74,922	240,038
Subsea 7 S.A.*	9,283	172,285
Tate & Lyle plc	15,335	167,778
Tesco plc	429,430	2,690,627
TUI Travel plc	18,728	48,222
Tullow Oil plc	177,684	3,868,724
Unilever plc	84,405	2,835,281
United Utilities Group plc	22,841	214,961
Vedanta Resources plc	4,570	72,037
Vodafone Group plc	2,295,253	6,376,940
Weir Group plc	6,560	207,014
Whitbread plc	5,868	142,527
WM Morrison Supermarkets plc	70,471	356,998

		113,088,937

United States (1.3%)
Carnival Corp.	67,700	2,209,728
Citigroup, Inc.	87,743	2,308,518
Las Vegas Sands Corp.*	35,700	1,525,461
Sims Metal Management Ltd.	4,602	59,543
Synthes, Inc.§	2,052	344,076
Wynn Resorts Ltd.	25,966	2,868,983

		9,316,309

Total Common Stocks (89.8%) (Cost $627,177,478)		661,065,400

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (0.9%)
iShares MSCI EAFE Index Fund	82,100	4,066,413
iShares MSCI United Kingdom Index Fund	149,500	2,415,920

Total Investment Companies (0.9%) (Cost $6,671,747)		6,482,333

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Warrants	Value (Note 1)

WARRANT:
Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12* (Cost $—)	155	$20

Total Investments (90.7%) (Cost $633,849,225)		667,547,753
Other Assets Less Liabilities (9.3%)		68,479,039

Net Assets (100%)		$736,026,792

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $344,076 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
‡	Affiliated company as defined under the Investment Company Act of 1940.
†	Securities (totaling $35,541 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
AXA Asia Pacific Holdings Ltd.	$269,791	$—	$240,313	$—	$3,941	$16,640
AXA S.A.	925,330	—	—	723,088	48,316	—
BlackRock Liquidity Funds TempFund	2,903,453	25,042,580	27,946,033	—	2,523	—

	$4,098,574	$25,042,580	$28,186,346	$723,088	$54,780	$16,640

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	734	March-12	$21,537,252	$21,925,527	$388,275
FTSE 100 Index	160	March-12	13,483,490	13,755,852	272,362
SPI 200 Index	52	March-12	5,459,814	5,343,823	(115,991)
TOPIX Index	144	March-12	13,556,673	13,619,852	63,179

					$607,825

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	1,560	$1,582,540	$1,566,857	$15,683
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	2,416	2,451,066	2,431,680	19,386
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	HSBC Bank plc	2,371	2,405,412	2,346,199	59,213
British Pound vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	3,827	5,939,167	5,981,371	(42,204)
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	3,927	6,094,824	6,093,088	1,736
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	3,323	5,157,158	5,208,527	(51,369)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	7,267	9,411,691	9,490,367	(78,676)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	6,364	8,241,850	8,322,966	(81,116)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	7,372	$9,546,638	$9,622,461	$(75,823)
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Credit Suisse First Boston	467,226	6,078,174	5,993,450	84,724
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	399,420	5,196,081	5,124,021	72,060
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	HSBC Bank plc	493,420	6,418,933	6,362,605	56,328

					$(20,058)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	3,600	$3,538,217	$3,652,250	$(114,033)
British Pound vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	8,800	13,617,815	13,656,825	(39,010)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	9,200	11,974,922	11,914,680	60,242
Japanese Yen vs. U.S. Dollar, expiring 3/16/12	Deutsche Bank AG	814,000	10,451,588	10,589,380	(137,792)

					$(230,593)

					$(250,651)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$11,937,663	$72,599,628	$—	$84,537,291
Consumer Staples	1,608,333	58,183,332	—	59,791,665
Energy	18,154,796	50,723,540	—	68,878,336
Financials	20,131,357	106,893,520	—	127,024,877
Health Care	11,458,806	59,516,391	—	70,975,197
Industrials	6,757,572	72,655,071	35,541	79,448,184
Information Technology	27,029,820	35,196,769	—	62,226,589
Materials	10,043,132	51,012,448	—	61,055,580
Telecommunication Services	2,438,040	29,971,439	—	32,409,479
Utilities	—	14,718,202	—	14,718,202
Forward Currency Contracts	—	369,372	—	369,372
Futures	723,816	—	—	723,816

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Investment Companies
Exchange Traded Funds (ETFs)	6,482,333	—	—	6,482,333
Warrants
Consumer Staples	—	20	—	20

Total Assets	$116,765,668	$551,839,732	$35,541	$668,640,941

Liabilities:
Forward Currency Contracts	$—	$(620,023)	$—	$(620,023)
Futures	(115,991)	—	—	(115,991)

Total Liabilities	$(115,991)	$(620,023)	$—	$(736,014)

Total	$116,649,677	$551,219,709	$35,541	$667,904,927

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials

Balance as of 12/31/10	$35,243
Total gains or losses (realized/unrealized) included in earnings	35,362
Purchases	—
Sales	(35,064)
Issuances	—
Settlements	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of 12/31/11	$35,541

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$35,541

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	369,372
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	723,816	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$1,093,188

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(620,023)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(115,991	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(736,014)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(2,377,566)	—	(2,377,566)
Credit contracts	—	—	—	—	—
Equity contracts	—	(47,588,918)	—	—	(47,588,918)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(47,588,918)	$(2,377,566)	$—	$(49,966,484)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(98,205)	—	(98,205)
Credit contracts	—	—	—	—	—
Equity contracts	—	923,179	—	—	923,179
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$923,179	$(98,205)	$—	$824,974

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $254,977,000 and futures contracts with an average notional balance of approximately $104,295,000 for the year ended December 31, 2011.

^ This Portfolio held forward foreign currency contracts and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$437,727,753
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$499,247,077

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$87,543,218
Aggregate gross unrealized depreciation	(60,229,086)

Net unrealized appreciation	$27,314,132

Federal income tax cost of investments	$640,233,621

For the year ended December 31, 2011, the Portfolio incurred approximately $23 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,098,833,388 of which $127,078,780 expires in the year 2016 and $971,754,608 expires in the year 2017.

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,114,888)	$723,088
Unaffiliated Issuers (Cost $632,734,337)	666,824,665
Cash	36,797,694
Foreign cash (Cost $27,483,336)	26,565,790
Cash held as collateral at broker	4,158,000
Receivable for securities sold	1,750,159
Dividends, interest and other receivables	1,936,588
Due from broker for futures variation margin	440,495
Unrealized appreciation on forward foreign currency contracts	369,372
Receivable from Separate Accounts for Trust shares sold	19,960
Receivable from investment sub-advisor	114
Other assets	1,911

Total assets	739,587,836

LIABILITIES
Payable for securities purchased	1,684,133
Unrealized depreciation on forward foreign currency contracts	620,023
Investment management fees payable	531,136
Payable to Separate Accounts for Trust shares redeemed	348,421
Administrative fees payable	123,568
Distribution fees payable - Class B	90,637
Trustees’ fees payable	31,063
Accrued expenses	132,063

Total liabilities	3,561,044

NET ASSETS	$736,026,792

Net assets were comprised of:
Paid in capital	$1,875,623,132
Accumulated undistributed net investment income (loss)	392,031
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,173,147,033)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	33,158,662

Net assets	$736,026,792

Class A
Net asset value, offering and redemption price per share, $11,327,867 / 1,276,795 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.87

Class B
Net asset value, offering and redemption price per share, $427,241,829 / 48,237,115 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.86

Class K
Net asset value, offering and redemption price per share, $297,457,096 / 33,527,053 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($54,780 of dividend income received from affiliates) (net of $1,997,969 foreign withholding tax)	$22,265,500
Interest	237,620

Total income	22,503,120

EXPENSES
Investment management fees	7,551,291
Administrative fees	1,377,998
Distribution fees - Class B	1,300,597
Custodian fees	260,100
Professional fees	67,744
Printing and mailing expenses	62,471
Trustees’ fees	12,560
Miscellaneous	35,555

Gross expenses	10,668,316
Less: Reimbursement from sub-advisor	(1,199)
Fees paid indirectly	(8,313)

Net expenses	10,658,804

NET INVESTMENT INCOME (LOSS)	11,844,316

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($16,640 of realized gain (loss) from affiliates)	(13,897,804)
Futures	(47,588,918)
Foreign currency transactions	4,205,547

Net realized gain (loss)	(57,281,175)

Change in unrealized appreciation (depreciation) on:
Securities	(115,800,045)
Futures	923,179
Foreign currency translations	(2,834,604)

Net change in unrealized appreciation (depreciation)	(117,711,470)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(174,992,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(163,148,329)

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,844,316		$12,742,488
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	(57,281,175)		72,231,308
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(117,711,470)		(21,240,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(163,148,329)		63,732,965

DIVIDENDS:
Dividends from net investment income
Class A	(1,581,856)		(13,181,231)
Class B	(8,392,745)		(16,332,731)
Class K†	(5,247,609)		—

TOTAL DIVIDENDS	(15,222,210)		(29,513,962)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 557,214 and 1,160,220 shares, respectively ]	6,121,225		11,912,517
Capital shares issued in reinvestment of dividends [ 168,256 and 1,224,667 shares, respectively ]	1,581,856		13,181,231
Capital shares repurchased [ (37,215,881) and (20,410,925) shares, respectively ]	(363,156,211	)(z)	(216,024,796)

Total Class A transactions	(355,453,130)		(190,931,048)

Class B
Capital shares sold [ 3,967,717 and 5,286,529 shares, respectively ]	40,962,909		54,699,817
Capital shares issued in reinvestment of dividends [ 952,940 and 1,518,010 shares, respectively ]	8,392,745		16,332,731
Capital shares repurchased [ (8,908,058) and (10,591,429) shares, respectively ]	(94,024,022)		(109,062,421)

Total Class B transactions	(44,668,368)		(38,029,873)

Class K†
Capital shares sold [ 33,769,411 and 0 shares, respectively ]	324,949,494	(z)	—
Capital shares issued in reinvestment of dividends [ 607,550 and 0 shares, respectively ]	5,247,609		—
Capital shares repurchased [ (849,908) and 0 shares, respectively ]	(7,775,868)		—

Total Class K transactions	322,421,235		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(77,700,263)		(228,960,921)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(256,070,802)		(194,741,918)
NET ASSETS:
Beginning of year	992,097,594		1,186,839,512

End of year (a)	$736,026,792		$992,097,594

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$392,031		$(1,099,481)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager International Equity Portfolio exchanged approximately 33,666,696 Class A shares for approximately 33,666,696 Class K shares. This exchange amounted to approximately $323,990,549.

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011	2010	2009		2008	2007
Net asset value, beginning of year	$11.04	$10.62	$8.29		$16.38	$15.58

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.13 (e)	0.14	(e)	0.28 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.17)	0.64	2.37		(7.90)	1.73

Total from investment operations	(1.97)	0.77	2.51		(7.62)	1.94

Less distributions:
Dividends from net investment income	(0.20)	(0.35)	(0.18)		(0.22)	(0.16)
Distributions from net realized gains	—	—	—		(0.25)	(0.98)

Total dividends and distributions	(0.20)	(0.35)	(0.18)		(0.47)	(1.14)

Net asset value, end of year	$8.87	$11.04	$10.62		$8.29	$16.38

Total return	(17.84)%	7.32%	30.28%		(47.13)%	12.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,328	$416,772	$592,797		$1,448,943	$2,193,441
Ratio of expenses to average net assets:
After reimbursements (f)	1.04%	1.04%	0.97%		1.25%	1.23%
After reimbursements and fees paid indirectly (f)	1.04%	1.04%	0.97%		1.25%	1.23%
Before reimbursements and fees paid indirectly (f)	1.04%	1.04%	1.06%		1.25%	1.23%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	1.81%	1.29%	1.65%		2.19%	1.27%
After reimbursements and fees paid indirectly (f)	1.81%	1.29%	1.65%		2.19%	1.27%
Before reimbursements and fees paid indirectly (f)	1.81%	1.29%	1.56%		2.19%	1.27%
Portfolio turnover rate	55%	47%	87%		56%	47%

	Year Ended December 31,
Class B	2011	2010	2009		2008	2007
Net asset value, beginning of year .	$11.02	$10.61	$8.28		$16.35	$15.56

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.11 (e)	0.15	(e)	0.26 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.11)	0.62	2.33		(7.88)	1.72

Total from investment operations	(1.98)	0.73	2.48		(7.62)	1.89

Less distributions:
Dividends from net investment income	(0.18)	(0.32)	(0.15)		(0.20)	(0.12)
Distributions from net realized gains	—	—	—		(0.25)	(0.98)

Total dividends and distributions	(0.18)	(0.32)	(0.15)		(0.45)	(1.10)

Net asset value, end of year	$8.86	$11.02	$10.61		$8.28	$16.35

Total return	(17.99)%	6.95%	29.99%		(47.23)%	12.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$427,242	$575,326	$594,043		$467,913	$905,461
Ratio of expenses to average net assets:
After reimbursements (f)	1.29%	1.29%	1.25%		1.49%	1.48%
After reimbursements and fees paid indirectly (f)	1.29%	1.29%	1.25%		1.49%	1.48%
Before reimbursements and fees paid indirectly (f)	1.29%	1.29%	1.31	%(c)	1.49%	1.48%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	1.22%	1.09%	1.66%		1.99%	1.08%
After reimbursements and fees paid indirectly (f)	1.22%	1.09%	1.66%		1.99%	1.08%
Before reimbursements and fees paid indirectly (f)	1.22%	1.09%	1.62%		1.99%	1.08%
Portfolio turnover rate	55%	47%	87%		56%	47%

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.52

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.51)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	(0.16)

Net asset value, end of period	$8.87

Total return (b)	(5.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$297,457
Ratio of expenses to average net assets:
After reimbursements (a) (f)	1.06%
After reimbursements and fees paid indirectly (a) (f)	1.06%
Before reimbursements and fees paid indirectly (a) (f)	1.06%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a) (f)	0.57%
After reimbursements and fees paid indirectly (a) (f)	0.57%
Before reimbursements and fees paid indirectly (a) (f)	0.57%
Portfolio turnover rate	55%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	Janus Capital Management LLC

➢	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(7.11)%	(2.52)%	1.64%	1.64%
Portfolio – Class B Shares	(7.34)	(2.76)	1.38	1.38
Portfolio – Class K Shares**	(7.11)	(2.52)	1.64	1.64
S&P 500 Index	2.11	(0.25)	2.92	2.92
Volatility Managed Index – Large Cap Core	(1.51)	3.12	4.22	4.22

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (7.11)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P 500 Index, returned 2.11%, and the Volatility Managed Index – Large Cap Core returned (1.51)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, large capitalization U.S. equities, as measured by the S&P 500 Index, posted a meager return. For the benchmark, seven of the ten sectors posted positive returns, led by Utilities and Consumer Staples, while Materials and Financials were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•

An overweight position in the Energy sector contributed to the Portfolio’s performance. Specifically, an overweight to the oilfield services company, Baker Hughes Inc, was the largest contributor to relative performance.

•	Sector selection and overweight positions within the Consumer Discretionary and Health Care sectors aided performance.

•	Alexion Pharmaceutical (Health Care sector) and CBS Corp. (Consumer Discretionary sector) holdings were two of the largest individual stock contributors to relative returns.

What hurt performance during the year:

•	Stock selection in the hard hit Financials sector hurt performance. Overweight positions within Genworth Financial, Hartford Financial and Bank of America all detracted from overall performance.

•	A relative overweight to the Information Technology sector, as well as stock selection in the sector, hurt the Portfolio’s returns.

•	United States Steel Corporation (Materials sector) was the largest individual stock detractor.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	18.2%
Consumer Discretionary	12.6
Health Care	11.5
Financials	10.3
Energy	10.1
Industrials	6.6
Consumer Staples	5.8
Materials	2.9
Telecommunication Services	2.5
Utilities	2.0
Cash and Other	17.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$874.73	$4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.52
Class B
Actual	1,000.00	873.35	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.80
Class K†
Actual	1,000.00	1,028.57	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.89%, 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

† Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.6%)
Auto Components (0.3%)
BorgWarner, Inc.*	1,860	$118,556
Goodyear Tire & Rubber Co.*	4,600	65,182
Johnson Controls, Inc.	12,800	400,128
Lear Corp.	12,700	505,460
TRW Automotive Holdings Corp.*	14,900	485,740

		1,575,066

Automobiles (0.4%)
Ford Motor Co.*	127,110	1,367,704
General Motors Co.*	36,500	739,855
Harley-Davidson, Inc.	4,400	171,028

		2,278,587

Distributors (0.0%)
Genuine Parts Co.	3,000	183,600

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	14,000	754,180
DeVry, Inc.	1,200	46,152
H&R Block, Inc.	5,700	93,081

		893,413

Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	8,100	264,384
Chipotle Mexican Grill, Inc.*	598	201,968
Darden Restaurants, Inc.	2,600	118,508
International Game Technology	5,600	96,320
Las Vegas Sands Corp.*	45,825	1,958,102
Life Time Fitness, Inc.*	82,720	3,867,160
Marriott International, Inc., Class A	5,310	154,893
McDonald’s Corp.	22,700	2,277,491
MGM Resorts International*	1,400	14,602
Starbucks Corp.	14,200	653,342
Starwood Hotels & Resorts Worldwide, Inc.	3,700	177,489
Vail Resorts, Inc.	31,975	1,354,461
Wyndham Worldwide Corp.	3,200	121,056
Wynn Resorts Ltd.	1,500	165,735
Yum! Brands, Inc.	8,800	519,288

		11,944,799

Household Durables (0.5%)
D.R. Horton, Inc.	5,300	66,833
Harman International Industries, Inc.	1,300	49,452
Leggett & Platt, Inc.	2,700	62,208
Lennar Corp., Class A	3,000	58,950
Newell Rubbermaid, Inc.	21,400	345,610
NVR, Inc.*	275	188,650
PulteGroup, Inc.*	376,907	2,378,283
Whirlpool Corp.	1,400	66,430

		3,216,416

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	6,800	1,177,080
Expedia, Inc.	1,850	53,687
Netflix, Inc.*	900	62,361
priceline.com, Inc.*	1,000	467,710

TripAdvisor, Inc.*	1,850	$46,639

		1,807,477

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	2,500	79,725
Mattel, Inc.	6,500	180,440

		260,165

Media (3.2%)
Cablevision Systems Corp.—New York Group, Class A	4,300	61,146
CBS Corp., Class B	203,575	5,525,025
Comcast Corp., Class A	52,300	1,240,033
DIRECTV, Class A*	69,534	2,973,274
Discovery Communications, Inc., Class A*	5,217	213,740
Gannett Co., Inc.	39,800	532,126
Interpublic Group of Cos., Inc.	9,200	89,516
McGraw-Hill Cos., Inc.	15,700	706,029
News Corp., Class A	58,700	1,047,208
Omnicom Group, Inc.	5,300	236,274
Scripps Networks Interactive, Inc., Class A	1,700	72,114
Time Warner Cable, Inc.	52,749	3,353,254
Time Warner, Inc.	20,233	731,221
Viacom, Inc., Class B	56,370	2,559,762
Walt Disney Co.	35,700	1,338,750
Washington Post Co., Class B	100	37,681

		20,717,153

Multiline Retail (0.4%)
Big Lots, Inc.*	10,300	388,928
Dollar Tree, Inc.*	2,010	167,051
Family Dollar Stores, Inc.	2,300	132,618
J.C. Penney Co., Inc.	4,000	140,600
Kohl’s Corp.	5,300	261,555
Macy’s, Inc.	21,700	698,306
Nordstrom, Inc.	3,200	159,072
Sears Holdings Corp.*	800	25,424
Target Corp.	15,000	768,300

		2,741,854

Specialty Retail (4.4%)
Abercrombie & Fitch Co., Class A	1,700	83,028
AutoNation, Inc.*	1,200	44,244
AutoZone, Inc.*	5,295	1,720,716
Bed Bath & Beyond, Inc.*	4,700	272,459
Best Buy Co., Inc.	141,900	3,316,203
CarMax, Inc.*	4,178	127,346
GameStop Corp., Class A*	11,600	279,908
Gap, Inc.	273,400	5,071,570
Home Depot, Inc.	49,500	2,080,980
Limited Brands, Inc.	17,300	698,055
Lowe’s Cos., Inc.	46,800	1,187,784
Office Depot, Inc.*	626,900	1,347,835
OfficeMax, Inc.*	196,200	890,748
Orchard Supply Hardware Stores Corp., Class A*†	36	—
O’Reilly Automotive, Inc.*	2,600	207,870
Ross Stores, Inc.	16,600	788,998
Staples, Inc.	534,100	7,418,649

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Tiffany & Co.	18,385	$1,218,190
TJX Cos., Inc.	31,405	2,027,193
Urban Outfitters, Inc.*	2,347	64,683

		28,846,459

Textiles, Apparel & Luxury Goods (1.2%)
Coach, Inc.	39,795	2,429,087
Lululemon Athletica, Inc.*	16,235	757,525
NIKE, Inc., Class B	41,960	4,043,685
Ralph Lauren Corp.	1,200	165,696
VF Corp.	1,700	215,883

		7,611,876

Total Consumer Discretionary		82,076,865

Consumer Staples (5.8%)
Beverages (1.1%)
Beam, Inc.	2,900	148,567
Brown-Forman Corp., Class B	2,000	161,020
Coca-Cola Co.	50,400	3,526,488
Coca-Cola Enterprises, Inc.	6,100	157,258
Constellation Brands, Inc., Class A*	33,200	686,244
Dr. Pepper Snapple Group, Inc.	4,200	165,816
Molson Coors Brewing Co., Class B	3,000	130,620
PepsiCo, Inc.	33,893	2,248,800

		7,224,813

Food & Staples Retailing (0.9%)
Costco Wholesale Corp.	8,300	691,556
CVS Caremark Corp.	25,600	1,043,968
Kroger Co.	47,400	1,148,028
Safeway, Inc.	6,600	138,864
SUPERVALU, Inc.	4,000	32,480
Sysco Corp.	11,000	322,630
Walgreen Co.	17,300	571,938
Wal-Mart Stores, Inc.	30,431	1,818,557
Whole Foods Market, Inc.	2,800	194,824

		5,962,845

Food Products (0.9%)
Archer-Daniels-Midland Co.	12,900	368,940
Campbell Soup Co.	3,400	113,016
ConAgra Foods, Inc.	25,500	673,200
Dean Foods Co.*	38,900	435,680
General Mills, Inc.	12,000	484,920
H.J. Heinz Co.	6,100	329,644
Hershey Co.	2,900	179,162
Hormel Foods Corp.	2,600	76,154
J.M. Smucker Co.	2,200	171,974
Kellogg Co.	4,700	237,679
Kraft Foods, Inc., Class A	33,200	1,240,352
McCormick & Co., Inc. (Non-Voting)	2,500	126,050
Mead Johnson Nutrition Co.	3,893	267,566
Sara Lee Corp.	11,000	208,120
Tyson Foods, Inc., Class A	40,000	825,600

		5,738,057

Household Products (1.0%)
Clorox Co.	2,500	$166,400
Colgate-Palmolive Co.	9,300	859,227
Kimberly-Clark Corp.	10,300	757,668
Procter & Gamble Co.	71,100	4,743,081

		6,526,376

Personal Products (0.4%)
Avon Products, Inc.	8,100	141,507
Estee Lauder Cos., Inc., Class A	18,315	2,057,141

		2,198,648

Tobacco (1.5%)
Altria Group, Inc.	108,253	3,209,701
Lorillard, Inc.	10,200	1,162,800
Philip Morris International, Inc.	66,418	5,212,485
Reynolds American, Inc.	8,800	364,496

		9,949,482

Total Consumer Staples		37,600,221

Energy (10.1%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	8,263	401,912
Cameron International Corp.*	4,600	226,274
Diamond Offshore Drilling, Inc.	1,300	71,838
FMC Technologies, Inc.*	4,500	235,035
Halliburton Co.	17,300	597,023
Helmerich & Payne, Inc.	8,793	513,160
Nabors Industries Ltd.*	5,400	93,636
National Oilwell Varco, Inc.	8,000	543,920
Noble Corp.*	4,693	141,822
Rowan Cos., Inc.*	2,400	72,792
Schlumberger Ltd.	49,713	3,395,895
Transocean Ltd.	15,200	583,528

		6,876,835

Oil, Gas & Consumable Fuels (9.0%)
Alpha Natural Resources, Inc.*	4,250	86,828
Anadarko Petroleum Corp.	12,600	961,758
Apache Corp.	53,318	4,829,544
BP plc (ADR)	27,800	1,188,172
Cabot Oil & Gas Corp.	2,000	151,800
Chesapeake Energy Corp.	12,400	276,396
Chevron Corp.	63,590	6,765,976
ConocoPhillips	30,500	2,222,535
Consol Energy, Inc.	4,300	157,810
Denbury Resources, Inc.*	7,505	113,326
Devon Energy Corp.	18,700	1,159,400
El Paso Corp.	14,500	385,265
EOG Resources, Inc.	5,100	502,401
EQT Corp.	2,800	153,412
Exxon Mobil Corp.#	197,236	16,717,723
Hess Corp.	42,352	2,405,594
INPEX Corp.	1,260	7,939,457
Marathon Oil Corp.	46,200	1,352,274
Marathon Petroleum Corp.	28,750	957,088
Murphy Oil Corp.	3,700	206,238
Newfield Exploration Co.*	2,500	94,325
Noble Energy, Inc.	3,400	320,926
Occidental Petroleum Corp.	31,710	2,971,227
Peabody Energy Corp.	5,100	168,861

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Pioneer Natural Resources Co.	2,200	$196,856
QEP Resources, Inc.	3,347	98,067
Range Resources Corp.	3,000	185,820
Royal Dutch Shell plc (ADR), Class A	6,070	443,656
SandRidge Energy, Inc.*	529,077	4,317,268
Southwestern Energy Co.*	6,600	210,804
Spectra Energy Corp.	12,200	375,150
Sunoco, Inc.	2,300	94,346
Tesoro Corp.*	2,700	63,072
Valero Energy Corp.	14,700	309,435
Williams Cos., Inc.	11,100	366,522

		58,749,332

Total Energy		65,626,167

Financials (10.3%)
Capital Markets (2.1%)
Ameriprise Financial, Inc.	4,600	228,344
Bank of New York Mellon Corp.	23,400	465,894
BlackRock, Inc.	1,862	331,883
Blackstone Group LP	15,995	224,090
Charles Schwab Corp.	631,300	7,108,438
E*TRADE Financial Corp.*	4,760	37,890
Federated Investors, Inc., Class B	1,700	25,755
Franklin Resources, Inc.	2,800	268,968
Goldman Sachs Group, Inc.	13,148	1,188,974
Invesco Ltd.	8,700	174,783
Legg Mason, Inc.	2,800	67,340
Morgan Stanley	156,643	2,370,008
Northern Trust Corp.	4,600	182,436
State Street Corp.	9,500	382,945
T. Rowe Price Group, Inc.	4,900	279,055

		13,336,803

Commercial Banks (1.2%)
BB&T Corp.	13,100	329,727
CIT Group, Inc.*	48,080	1,676,550
Comerica, Inc.	3,300	85,140
Fifth Third Bancorp	17,300	220,056
First Horizon National Corp.	4,897	39,176
Huntington Bancshares, Inc./Ohio	16,300	89,487
KeyCorp	17,900	137,651
M&T Bank Corp.	2,400	183,216
PNC Financial Services Group, Inc.	9,962	574,508
Regions Financial Corp.	23,700	101,910
SunTrust Banks, Inc.	10,100	178,770
U.S. Bancorp	36,400	984,620
Wells Fargo & Co.	119,500	3,293,420
Zions Bancorp	3,400	55,352

		7,949,583

Consumer Finance (0.4%)
American Express Co.	19,825	935,145
Capital One Financial Corp.	32,875	1,390,284
Discover Financial Services	10,300	247,200
SLM Corp.	9,900	132,660

		2,705,289

Diversified Financial Services (2.6%)
Bank of America Corp.	813,500	4,523,060

Citigroup, Inc.	111,294	$2,928,145
CME Group, Inc.	1,300	316,771
IntercontinentalExchange, Inc.*	1,400	168,770
JPMorgan Chase & Co.	218,150	7,253,487
Leucadia National Corp.	3,700	84,138
Moody’s Corp.	20,800	700,544
NASDAQ OMX Group, Inc.*	2,800	68,628
NYSE Euronext	38,138	995,402

		17,038,945

Insurance (3.4%)
ACE Ltd.	12,265	860,022
Aflac, Inc.	8,800	380,688
Allstate Corp.	9,800	268,618
American International Group, Inc.*	8,188	189,962
Aon Corp.	6,200	290,160
Assurant, Inc.	1,800	73,908
Berkshire Hathaway, Inc., Class B*	32,742	2,498,214
Chubb Corp.	7,800	539,916
Cincinnati Financial Corp.	3,000	91,380
Genworth Financial, Inc., Class A*	443,200	2,902,960
Hartford Financial Services Group, Inc.	259,200	4,212,000
Lincoln National Corp.	5,900	114,578
Loews Corp.	5,800	218,370
Marsh & McLennan Cos., Inc.	10,300	325,686
MetLife, Inc.	211,388	6,591,078
Principal Financial Group, Inc.	6,000	147,600
Progressive Corp.	12,300	239,973
Prudential Financial, Inc.	9,200	461,104
Torchmark Corp.	2,100	91,119
Travelers Cos., Inc.	23,300	1,378,661
Unum Group	5,800	122,206
XL Group plc	5,800	114,666

		22,112,869

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	2,200	50,402
AvalonBay Communities, Inc. (REIT)	1,700	222,020
Boston Properties, Inc. (REIT)	2,800	278,880
Equity Residential (REIT)	5,600	319,368
HCP, Inc. (REIT)	7,600	314,868
Health Care REIT, Inc. (REIT)	3,300	179,949
Host Hotels & Resorts, Inc. (REIT)	12,958	191,390
Kimco Realty Corp. (REIT)	7,600	123,424
Plum Creek Timber Co., Inc. (REIT)	3,000	109,680
ProLogis, Inc. (REIT)	8,547	244,359
Public Storage (REIT)	2,700	363,042
Simon Property Group, Inc. (REIT)	5,609	723,224
Ventas, Inc. (REIT)	5,408	298,143
Vornado Realty Trust (REIT)	3,069	235,883
Weyerhaeuser Co. (REIT)	10,122	188,978

		3,843,610

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.0%)
CBRE Group, Inc.*	5,500	$83,710

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	9,900	61,875
People’s United Financial, Inc.	7,100	91,235

		153,110

Total Financials		67,223,919

Health Care (11.5%)
Biotechnology (2.1%)
Amgen, Inc.	16,055	1,030,892
Biogen Idec, Inc.*	4,600	506,230
Celgene Corp.*	41,770	2,823,652
Gilead Sciences, Inc.*	230,650	9,440,504

		13,801,278

Health Care Equipment & Supplies (1.8%)
Alere, Inc.*	145,852	3,367,723
Baxter International, Inc.	10,800	534,384
Becton, Dickinson and Co.	4,200	313,824
Boston Scientific Corp.*	28,900	154,326
C.R. Bard, Inc.	1,600	136,800
CareFusion Corp.*	4,150	105,451
Covidien plc	9,376	422,014
DENTSPLY International, Inc.	2,600	90,974
Edwards Lifesciences Corp.*	2,138	151,157
Intuitive Surgical, Inc.*	800	370,408
Medtronic, Inc.	20,200	772,650
St. Jude Medical, Inc.	6,200	212,660
Stryker Corp.	6,300	313,173
Varian Medical Systems, Inc.*	65,948	4,427,089
Zimmer Holdings, Inc.*	3,600	192,312

		11,564,945

Health Care Providers & Services (1.9%)
Aetna, Inc.	10,000	421,900
AmerisourceBergen Corp.	5,200	193,388
Cardinal Health, Inc.	6,600	268,026
Cigna Corp.	5,100	214,200
Community Health Systems, Inc.*	140,381	2,449,648
Coventry Health Care, Inc.*	2,800	85,036
DaVita, Inc.*	1,800	136,458
Express Scripts, Inc.*	58,810	2,628,219
Health Net, Inc.*	9,700	295,074
Humana, Inc.	3,200	280,352
Laboratory Corp. of America Holdings*	1,900	163,343
McKesson Corp.	6,600	514,206
Medco Health Solutions, Inc.*	7,600	424,840
Patterson Cos., Inc.	1,800	53,136
Quest Diagnostics, Inc.	3,000	174,180
Tenet Healthcare Corp.*	9,200	47,196
UnitedHealth Group, Inc.	42,100	2,133,628
WellPoint, Inc.	25,200	1,669,500

		12,152,330

Health Care Technology (0.0%)
Cerner Corp.*	2,710	165,987

Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.*	6,600	230,538

Life Technologies Corp.*	3,400	$132,294
PerkinElmer, Inc.	2,100	42,000
Thermo Fisher Scientific, Inc.*	155,509	6,993,240
Waters Corp.*	1,800	133,290

		7,531,362

Pharmaceuticals (4.5%)
Abbott Laboratories, Inc.	46,100	2,592,203
Allergan, Inc.	21,890	1,920,629
AstraZeneca plc (ADR)	26,300	1,217,427
Bristol-Myers Squibb Co.	32,224	1,135,574
Eli Lilly and Co.	19,200	797,952
Forest Laboratories, Inc.*	5,400	163,404
Hospira, Inc.*	3,200	97,184
Johnson & Johnson	81,200	5,325,096
Merck & Co., Inc.	79,841	3,010,006
Mylan, Inc.*	65,100	1,397,046
Perrigo Co.	17,705	1,722,696
Pfizer, Inc.	313,125	6,776,025
Shire plc (ADR)	24,350	2,529,965
Valeant Pharmaceuticals International, Inc.*	16,134	753,296
Watson Pharmaceuticals, Inc.*	2,400	144,816

		29,583,319

Total Health Care		74,799,221

Industrials (6.6%)
Aerospace & Defense (1.6%)
Boeing Co.	44,940	3,296,349
General Dynamics Corp.	9,600	637,536
Goodrich Corp.	2,400	296,880
Honeywell International, Inc.	14,900	809,815
L-3 Communications Holdings, Inc.	2,000	133,360
Lockheed Martin Corp.	5,400	436,860
Northrop Grumman Corp.	17,000	994,160
Precision Castparts Corp.	10,930	1,801,155
Raytheon Co.	6,700	324,146
Rockwell Collins, Inc.	2,900	160,573
Textron, Inc.	5,200	96,148
United Technologies Corp.	17,300	1,264,457

		10,251,439

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	3,100	216,318
Expeditors International of Washington, Inc.	4,000	163,840
FedEx Corp.	6,000	501,060
United Parcel Service, Inc., Class B	18,700	1,368,653

		2,249,871

Airlines (0.1%)
Delta Air Lines, Inc.*	65,600	530,704
Southwest Airlines Co.	14,900	127,544

		658,248

Building Products (0.0%)
Masco Corp.	6,700	70,216

Commercial Services & Supplies (0.1%)
Avery Dennison Corp.	1,950	55,926

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cintas Corp.	2,350	$81,803
Iron Mountain, Inc.	3,750	115,500
Pitney Bowes, Inc.	3,850	71,379
R.R. Donnelley & Sons Co.	3,450	49,784
Republic Services, Inc.	5,700	157,035
Stericycle, Inc.*	1,650	128,568
Waste Management, Inc.	8,900	291,119

		951,114

Construction & Engineering (0.1%)
Fluor Corp.	3,300	165,825
Jacobs Engineering Group, Inc.*	2,400	97,392
Quanta Services, Inc.*	4,000	86,160

		349,377

Electrical Equipment (0.4%)
Cooper Industries plc	2,300	124,545
Emerson Electric Co.	14,200	661,578
Rockwell Automation, Inc.	18,685	1,370,918
Roper Industries, Inc.	1,800	156,366

		2,313,407

Industrial Conglomerates (1.7%)
3M Co.	13,500	1,103,355
Danaher Corp.	10,300	484,512
General Electric Co.	482,765	8,646,321
Tyco International Ltd.	19,920	930,463

		11,164,651

Machinery (1.4%)
Caterpillar, Inc.	16,800	1,522,080
Cummins, Inc.	4,700	413,694
Deere & Co.	24,030	1,858,721
Dover Corp.	3,500	203,175
Eaton Corp.	6,400	278,592
Flowserve Corp.	1,100	109,252
Illinois Tool Works, Inc.	9,410	439,541
Ingersoll-Rand plc	15,500	472,285
Joy Global, Inc.	2,011	150,765
Oshkosh Corp.*	95,100	2,033,238
PACCAR, Inc.	6,900	258,543
Pall Corp.	2,200	125,730
Parker Hannifin Corp.	7,000	533,750
Snap-on, Inc.	1,100	55,682
Stanley Black & Decker, Inc.	3,177	214,765
Xylem, Inc.	3,500	89,915

		8,759,728

Professional Services (0.0%)
Dun & Bradstreet Corp.	900	67,347
Equifax, Inc.	2,300	89,102
Robert Half International, Inc.	2,750	78,265

		234,714

Road & Rail (0.8%)
CSX Corp.	44,500	937,170
Norfolk Southern Corp.	6,700	488,162
Ryder System, Inc.	1,000	53,140
Union Pacific Corp.	36,800	3,898,592

		5,377,064

Trading Companies & Distributors (0.1%)
Fastenal Co.	5,500	$239,855
W.W. Grainger, Inc.	1,100	205,909

		445,764

Total Industrials		42,825,593

Information Technology (18.2%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	154,000	2,784,320
F5 Networks, Inc.*	1,600	169,792
Harris Corp.	2,400	86,496
JDS Uniphase Corp.*	4,200	43,848
Juniper Networks, Inc.*	191,016	3,898,636
Motorola Mobility Holdings, Inc.*	5,550	215,340
Motorola Solutions, Inc.	6,371	294,914
QUALCOMM, Inc.	31,600	1,728,520

		9,221,866

Computers & Peripherals (4.7%)
Apple, Inc.*	34,114	13,816,170
Dell, Inc.*	313,820	4,591,187
EMC Corp.*	38,900	837,906
Hewlett-Packard Co.	342,596	8,825,273
Lexmark International, Inc., Class A	1,400	46,298
NetApp, Inc.*	54,945	1,992,855
SanDisk Corp.*	4,500	221,445
Seagate Technology plc	9,000	147,600
Western Digital Corp.*	4,400	136,180

		30,614,914

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	50,245	2,280,621
Corning, Inc.	171,810	2,230,094
FLIR Systems, Inc.	3,000	75,210
Jabil Circuit, Inc.	3,700	72,742
Molex, Inc.	2,600	62,036
TE Connectivity Ltd.	86,245	2,657,208

		7,377,911

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	3,500	112,980
eBay, Inc.*	124,216	3,767,471
Google, Inc., Class A*	17,410	11,245,119
VeriSign, Inc.	3,100	110,732
Yahoo!, Inc.*	332,700	5,366,451

		20,602,753

IT Services (3.3%)
Accenture plc, Class A	16,420	874,037
Amdocs Ltd.*	151,420	4,320,013
Automatic Data Processing, Inc.	9,400	507,694
Cognizant Technology Solutions Corp., Class A*	34,470	2,216,766
Computer Sciences Corp.	2,900	68,730
Fidelity National Information Services, Inc.	5,000	132,950
Fiserv, Inc.*	2,700	158,598
International Business Machines Corp.	26,800	4,927,984
Mastercard, Inc., Class A	9,747	3,633,876

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Paychex, Inc.	6,000	$180,660
SAIC, Inc.*	5,200	63,908
Teradata Corp.*	51,320	2,489,533
Total System Services, Inc.	3,000	58,680
Visa, Inc., Class A	12,280	1,246,788
Western Union Co.	47,077	859,626

		21,739,843

Office Electronics (0.0%)
Xerox Corp.	26,479	210,773

Semiconductors & Semiconductor Equipment (2.0%)
Advanced Micro Devices, Inc.*	10,900	58,860
Advanced Semiconductor Engineering, Inc. (ADR)	82,948	359,994
Altera Corp.	6,100	226,310
Analog Devices, Inc.	5,600	200,368
Applied Materials, Inc.	102,000	1,092,420
Broadcom Corp., Class A*	9,000	264,240
First Solar, Inc.*	1,100	37,136
Intel Corp.	117,760	2,855,680
KLA-Tencor Corp.	3,200	154,400
Lam Research Corp.*	14,300	529,386
Linear Technology Corp.	4,300	129,129
LSI Corp.*	11,400	67,830
MEMC Electronic Materials, Inc.*	548,704	2,161,894
Microchip Technology, Inc.	3,600	131,868
Micron Technology, Inc.*	126,200	793,798
Novellus Systems, Inc.*	1,600	66,064
NVIDIA Corp.*	11,300	156,618
ON Semiconductor Corp.*	352,782	2,723,477
Teradyne, Inc.*	3,500	47,705
Texas Instruments, Inc.	21,900	637,509
Xilinx, Inc.	5,000	160,300

		12,854,986

Software (2.5%)
Adobe Systems, Inc.*	9,500	268,565
Autodesk, Inc.*	4,300	130,419
BMC Software, Inc.*	3,300	108,174
CA, Inc.	7,100	143,526
Citrix Systems, Inc.*	3,600	218,592
Electronic Arts, Inc.*	6,200	127,720
Intuit, Inc.	5,200	273,468
Microsoft Corp.	323,587	8,400,318
Oracle Corp.	221,501	5,681,501
Red Hat, Inc.*	3,600	148,644
Salesforce.com, Inc.*	2,300	233,358
Symantec Corp.*	19,000	297,350

		16,031,635

Total Information Technology		118,654,681

Materials (2.9%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	4,000	340,760
Airgas, Inc.	1,300	101,504
CF Industries Holdings, Inc.	1,400	202,972
Dow Chemical Co.	30,000	862,800
E.I. du Pont de Nemours & Co.	66,310	3,035,672
Eastman Chemical Co.	2,800	109,368

Ecolab, Inc.	5,060	$292,519
FMC Corp.	1,400	120,456
International Flavors & Fragrances, Inc.	1,500	78,630
LyondellBasell Industries N.V., Class A	36,935	1,200,018
Monsanto Co.	10,100	707,707
Mosaic Co.	5,000	252,150
PPG Industries, Inc.	8,300	692,967
Praxair, Inc.	5,800	620,020
Sherwin-Williams Co.	1,700	151,759
Sigma-Aldrich Corp.	2,300	143,658
Syngenta AG (ADR)*	15,146	892,705

		9,805,665

Construction Materials (0.0%)
Vulcan Materials Co.	2,400	94,440

Containers & Packaging (0.0%)
Ball Corp.	3,100	110,701
Bemis Co., Inc.	1,900	57,152
Owens-Illinois, Inc.*	3,100	60,078
Sealed Air Corp.	3,000	51,630

		279,561

Metals & Mining (1.3%)
Alcoa, Inc.	20,100	173,865
Allegheny Technologies, Inc.	2,000	95,600
Cliffs Natural Resources, Inc.	2,800	174,580
Freeport-McMoRan Copper & Gold, Inc.	41,895	1,541,317
Newmont Mining Corp.	12,600	756,126
Nucor Corp.	5,900	233,463
Titanium Metals Corp.	1,700	25,466
United States Steel Corp.	201,000	5,318,460

		8,318,877

Paper & Forest Products (0.1%)
International Paper Co.	8,200	242,720
MeadWestvaco Corp.	3,200	95,840

		338,560

Total Materials		18,837,103

Telecommunication Services (2.4%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	124,800	3,773,952
CenturyLink, Inc.	46,609	1,733,855
Frontier Communications Corp.	18,806	96,851
Level 3 Communications, Inc.*	168,506	2,862,917
Verizon Communications, Inc.	53,500	2,146,420
Windstream Corp.	9,600	112,704

		10,726,699

Wireless Telecommunication Services (0.8%)
American Tower Corp., Class A	7,500	450,075
KDDI Corp.	688	4,424,581
MetroPCS Communications, Inc.*	5,000	43,400
Sprint Nextel Corp.*	56,600	132,444

		5,050,500

Total Telecommunication Services		15,777,199

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Utilities (2.0%)
Electric Utilities (0.9%)
American Electric Power Co., Inc.	12,900	$532,899
Duke Energy Corp.	25,100	552,200
Edison International	16,500	683,100
Entergy Corp.	3,400	248,370
Exelon Corp.	12,500	542,125
FirstEnergy Corp.	7,901	350,014
Great Plains Energy, Inc.	15,000	326,700
NextEra Energy, Inc.	8,000	487,040
Northeast Utilities	3,300	119,031
NV Energy, Inc.	35,400	578,790
Pepco Holdings, Inc.	4,200	85,260
Pinnacle West Capital Corp.	2,000	96,360
PPL Corp.	10,900	320,678
Progress Energy, Inc.	5,600	313,712
Southern Co.	16,000	740,640

		5,976,919

Gas Utilities (0.1%)
AGL Resources, Inc.	2,079	87,859
Atmos Energy Corp.	12,200	406,870
ONEOK, Inc.	2,076	179,968

		674,697

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	12,400	146,816
Constellation Energy Group, Inc.	3,800	150,746
NRG Energy, Inc.*	4,528	82,048

		379,610

Multi-Utilities (0.9%)
Ameren Corp.	4,500	149,085
CenterPoint Energy, Inc.	34,900	701,141
CMS Energy Corp.	34,100	752,928
Consolidated Edison, Inc.	5,500	341,165
Dominion Resources, Inc.	10,900	578,572
DTE Energy Co.	17,500	952,875
Integrys Energy Group, Inc.	1,500	81,270
NiSource, Inc.	23,600	561,916
PG&E Corp.	7,500	309,150
Public Service Enterprise Group, Inc.	12,800	422,528
SCANA Corp.	2,100	94,626
Sempra Energy	4,500	247,500
TECO Energy, Inc.	4,000	76,560
Wisconsin Energy Corp.	4,400	153,824
Xcel Energy, Inc.	9,100	251,524

		5,674,664

Total Utilities		12,705,890

Total Common Stocks (82.4%) (Cost $478,214,050)		536,126,859

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	36	$—

Total Preferred Stocks (0.0%) (Cost $34)		—

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.1%)
Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Level 3 Communications, Inc. 6.500%, 10/1/16	554,000	673,802

Total Telecommunication Services		673,802

Total Convertible Bonds		673,802

Total Long-Term Debt Securities (0.1%) (Cost $554,000)		673,802

SHORT-TERM INVESTMENT:
Government Securities (1.6%)
U.S. Treasury Bills 0.02%, 5/3/12#(p)	$10,122,000	10,121,150

Total Short-Term Investments (1.6%) (Cost $10,120,664)		10,121,150

Total Investments (84.1%) (Cost $488,888,748)		546,921,811
Other Assets Less Liabilities (15.9%)		103,693,806

Net Assets (100%)		$650,615,617

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $13,511,550.
(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,644	March-12	$101,761,248	$102,963,720	$1,202,472

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$82,076,865	$—	$—	$82,076,865
Consumer Staples	37,600,221	—	—	37,600,221
Energy	57,686,710	7,939,457	—	65,626,167
Financials	67,223,919	—	—	67,223,919
Health Care	74,799,221	—	—	74,799,221
Industrials	42,825,593	—	—	42,825,593
Information Technology	118,654,681	—	—	118,654,681
Materials	18,837,103	—	—	18,837,103
Telecommunication Services	11,352,618	4,424,581	—	15,777,199
Utilities	12,705,890	—	—	12,705,890
Convertible Bonds
Telecommunication Services	—	673,802	—	673,802
Futures	1,202,472	—	—	1,202,472
Preferred Stocks
Consumer Discretionary	—	—	—	—
Short-Term Investments	—	10,121,150	—	10,121,150

Total Assets	$524,965,293	$23,158,990	$—	$548,124,283

Total Liabilities	$—	$—	$—	$—

Total	$524,965,293	$23,158,990	$—	$548,124,283

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary ††	Investments in Preferred Stocks- Consumer Discretionary ††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$—	$—

†† Shares received through corporate action and have $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,202,472	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$1,202,472

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(9,695)	—	(9,695)
Credit contracts	—	—	—	—	—
Equity contracts	—	(29,143,928)	—	—	(29,143,928)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(29,143,928)	$(9,695)	$—	$(29,153,623)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(832,370)	—	—	(832,370)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(832,370)	$	$—	$(832,370)

The Portfolio held futures contracts with an average notional balance of approximately $120,750,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$258,788,413
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$298,714,954

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,643,366
Aggregate gross unrealized depreciation	(40,142,205)

Net unrealized appreciation	$51,501,161

Federal income tax cost of investments	$495,420,650

For the year ended December 31, 2011, the Portfolio incurred approximately $6,498 as brokerage commissions with Sanford C. Bernstein & Co., LLC and $1,744 with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $331,111,631 of which $33,243,026 expires in the year 2016 and $297,868,605 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $8,816,869 during 2011.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES December 31, 2011

ASSETS
Investments at value (Cost $488,888,748)	$546,921,811
Cash	104,163,587
Receivable for securities sold	1,337,018
Dividends, interest and other receivables	819,876
Receivable from Separate Accounts for Trust shares sold	20,086
Other assets	899

Total assets	653,263,277

LIABILITIES
Payable for securities purchased	1,528,681
Due to broker for futures variation margin	394,553
Investment management fees payable	385,053
Payable to Separate Accounts for Trust shares redeemed	143,195
Administrative fees payable	112,340
Distribution fees payable - Class B	31,253
Trustees’ fees payable	11,036
Accrued expenses	41,549

Total liabilities	2,647,660

NET ASSETS	$650,615,617

Net assets were comprised of:
Paid in capital	$946,574,053
Accumulated undistributed net investment income (loss)	161,960
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(355,360,567)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	59,240,171

Net assets	$650,615,617

Class A
Net asset value, offering and redemption price per share, $3,698,107 / 393,956 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.39

Class B
Net asset value, offering and redemption price per share, $148,165,941 / 15,779,031 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.39

Class K
Net asset value, offering and redemption price per share, $498,751,569 / 53,131,654 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $77,428 foreign withholding tax)	$10,123,158
Interest	90,184

Total income	10,213,342

EXPENSES
Investment management fees	5,118,944
Administrative fees	1,131,544
Distribution fees - Class B	416,015
Custodian fees	96,600
Professional fees	61,956
Printing and mailing expenses	51,845
Trustees’ fees	9,835
Miscellaneous	13,154

Gross expenses	6,899,893
Less: Fees paid indirectly	(26,302)

Net expenses	6,873,591

NET INVESTMENT INCOME (LOSS)	3,339,751

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	27,921,675
Futures	(29,143,928)
Foreign currency transactions	(57,270)

Net realized gain (loss)	(1,279,523)

Change in unrealized appreciation (depreciation) on:
Securities	(53,646,643)
Futures	(832,370)
Foreign currency translations	(322)

Net change in unrealized appreciation (depreciation)	(54,479,335)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(55,758,858)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,419,107)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,339,751		$3,832,266
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,279,523)		66,693,519
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(54,479,335)		9,356,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,419,107)		79,882,773

DIVIDENDS:
Dividends from net investment income
Class A	(280,393)		(2,935,794)
Class B	(514,351)		(436,251)
Class K†	(2,687,031)		—

TOTAL DIVIDENDS	(3,481,775)		(3,372,045)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,458,446 and 1,795,680 shares, respectively ]	15,189,461		16,595,636
Capital shares issued in reinvestment of dividends [ 30,567 and 292,383 shares, respectively ]	280,393		2,935,794
Capital shares repurchased [ (58,676,995) and (5,210,419) shares, respectively ]	(550,221,291	)(z)	(48,363,851)

Total Class A transactions	(534,751,437)		(28,832,421)

Class B
Capital shares sold [ 4,366,400 and 3,529,698 shares, respectively ]	44,869,973		32,553,204
Capital shares issued in reinvestment of dividends [ 56,384 and 43,430 shares, respectively ]	514,351		436,251
Capital shares repurchased [ (5,422,275) and (4,040,437) shares, respectively ]	(54,888,400)		(36,998,875)

Total Class B transactions	(9,504,076)		(4,009,420)

Class K†
Capital shares sold [ 54,630,728 and 0 shares, respectively ]	508,586,752	(z)	—
Capital shares issued in reinvestment of dividends [ 294,919 and 0 shares, respectively ]	2,687,031		—
Capital shares repurchased [ (1,793,993) and 0 shares, respectively ]	(16,671,534)		—

Total Class K transactions	494,602,249		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(49,653,264)		(32,841,841)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,554,146)		43,668,887
NET ASSETS:
Beginning of year	756,169,763		712,500,876

End of year (a)	$650,615,617		$756,169,763

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$161,960		$433,553

†   Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Large Cap Core Equity Portfolio exchanged approximately 53,941,027 Class A shares for approximately 53,941,027 Class K shares. This exchange amounted to approximately $502,182,547.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011	2010	2009		2008	2007
Net asset value, beginning of year	$10.17	$9.14	$6.98		$11.66	$11.96

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.06 (e)	0.12	(e)	0.08 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.76)	1.02	2.18		(4.67)	0.52

Total from investment operations	(0.72)	1.08	2.30		(4.59)	0.61

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.14)		(0.07)	(0.08)
Distributions from net realized gains	—	—	—		(0.02)	(0.83)

Total dividends and distributions	(0.06)	(0.05)	(0.14)		(0.09)	(0.91)

Net asset value, end of year	$9.39	$10.17	$9.14		$6.98	$11.66

Total return	(7.11)%	11.84%	32.92%		(39.40)%	5.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,698	$585,508	$554,828		$764,481	$842,193
Ratio of expenses to average net assets:
After waivers	0.88%	0.90%	0.92%		1.10%	1.10%
After waivers and fees paid indirectly	0.88%	0.90%	0.81%		1.09%	1.09%
Before waivers and fees paid indirectly	0.88%	0.90%	0.92%		1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	0.35%	0.59%	1.42%		0.86%	0.74%
After waivers and fees paid indirectly	0.36%	0.60%	1.54%		0.86%	0.74%
Before waivers and fees paid indirectly	0.35%	0.59%	1.42%		0.86%	0.74%
Portfolio turnover rate	44%	44%	85%		50%	51%

	Year Ended December 31,
Class B	2011	2010	2009		2008	2007
Net asset value, beginning of year	$10.17	$9.14	$6.98		$11.67	$11.96

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.03 (e)	0.09	(e)	0.06 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.78)	1.03	2.18		(4.68)	0.53

Total from investment operations	(0.75)	1.06	2.27		(4.62)	0.59

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.11)		(0.05)	(0.05)
Distributions from net realized gains	—	—	—		(0.02)	(0.83)

Total dividends and distributions	(0.03)	(0.03)	(0.11)		(0.07)	(0.88)

Net asset value, end of year	$9.39	$10.17	$9.14		$6.98	$11.67

Total return	(7.34)%	11.56%	32.58%		(39.61)%	5.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,166	$170,662	$157,673		$116,354	$215,406
Ratio of expenses to average net assets:
After waivers	1.13%	1.15%	1.17	%(c)	1.35%	1.35%
After waivers and fees paid indirectly	1.13%	1.15%	1.10%		1.34%	1.34%
Before fees paid indirectly	1.13%	1.15%	1.17	%(c)	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers	0.26%	0.34%	1.14%		0.58%	0.49%
After waivers and fees paid indirectly	0.26%	0.35%	1.22%		0.59%	0.50%
Before fees paid indirectly	0.26%	0.34%	1.14%		0.58%	0.49%
Portfolio turnover rate	44%	44%	85%		50%	51%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.18

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.23

Total from investment operations	0.26

Less distributions:
Dividends from net investment income	(0.05)

Net asset value, end of period	$9.39

Total return (b)	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$498,752
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.88%
Before fees paid indirectly (a)	0.89%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.88%
Before fees paid indirectly (a)	0.88%
Portfolio turnover rate	44%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	Institutional Capital LLC

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(5.23)%	(2.92)%	2.99%	2.99%
Portfolio – Class B Shares	(5.47)	(3.16)	2.73	2.73
Portfolio – Class K Shares**	(5.23)	(2.92)	2.99	2.99
Russell 1000® Value Index	0.39	(2.64)	3.89	3.89
Volatility Managed Index – Large Cap Value	(2.34)	1.90	4.73	4.73

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (5.23)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 0.39%, and the Volatility Managed Index – Large Cap Value returned (2.34)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, large capitalization U.S. value equities, as measured by the Russell 1000® Value Index, posted a paltry return. For the benchmark, seven of the ten sectors posted positive returns, led by Utilities and Health Care, while Materials and Financials were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	Despite some poor stock selection, a large underweight to the Financials sector was the largest contributor to the Portfolio’s relative performance.

•	Overweight positions in both the Consumer Staples and Health Care sectors aided performance.

•

A significant underweight position in Bank of America (Financials sector) coupled with a large overweight to Pfizer Inc. (Health Care sector) were the Portfolio’s two largest contributors to performance.

What hurt performance during the year:

•	Underweight exposure to the Utilities sector hurt the Portfolio’s returns.

•	Owning overweight positions in Goldman Sachs, MetLife Inc. and JPMorgan Chase & Co., all in the Financials sector, were the three major detractors from performance.

•	Stock selection in the Consumer Discretionary sector created a drag on performance, with Johnson Controls and Staples Inc. being two holdings that hurt returns.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Financials	17.0%
Health Care	12.4
Information Technology	9.4
Energy	9.3
Consumer Discretionary	9.1
Consumer Staples	8.5
Industrials	8.0
Utilities	3.9
Telecommunication Services	3.7
Materials	2.0
Cash and Other	16.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$899.81	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.53	4.73
Class B
Actual	1,000.00	898.42	5.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.95
Class K†
Actual	1,000.00	1,046.64	3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.64

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.93%, 1.17% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.1%)
Auto Components (1.2%)
Autoliv, Inc.	4,900	$262,101
Federal-Mogul Corp.*	1,000	14,750
Johnson Controls, Inc.	322,740	10,088,852
Lear Corp.	38,000	1,512,400
TRW Automotive Holdings Corp.*	46,000	1,499,600
Visteon Corp.*	2,700	134,838

		13,512,541

Automobiles (0.5%)
Ford Motor Co.*	164,800	1,773,248
General Motors Co.*	172,720	3,501,034
Thor Industries, Inc.	2,400	65,832

		5,340,114

Distributors (0.0%)
Genuine Parts Co.	6,300	385,560

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	21,957	1,182,824
Career Education Corp.*	3,300	26,301
DeVry, Inc.	700	26,922
Education Management Corp.*	2,100	58,779
H&R Block, Inc.	6,900	112,677
Service Corp. International	13,100	139,515

		1,547,018

Hotels, Restaurants & Leisure (0.2%)
Bally Technologies, Inc.*	200	7,912
Brinker International, Inc.	300	8,028
Carnival Corp.	23,400	763,776
Choice Hotels International, Inc.	1,400	53,270
Dunkin’ Brands Group, Inc.*	185	4,621
Hyatt Hotels Corp., Class A*	2,300	86,572
International Game Technology	8,000	137,600
MGM Resorts International*	74,200	773,906
Penn National Gaming, Inc.*	3,700	140,859
Royal Caribbean Cruises Ltd.	3,300	81,741
Wendy’s Co.	17,300	92,728
WMS Industries, Inc.*	3,100	63,612
Wyndham Worldwide Corp.	9,300	351,819

		2,566,444

Household Durables (0.3%)
D.R. Horton, Inc.	15,300	192,933
Garmin Ltd.	5,500	218,955
Harman International Industries, Inc.	1,300	49,452
Jarden Corp.	5,000	149,400
Leggett & Platt, Inc.	1,900	43,776
Lennar Corp., Class A	8,800	172,920
Mohawk Industries, Inc.*	3,100	185,535
Newell Rubbermaid, Inc.	58,700	948,005
NVR, Inc.*	1,275	874,650
PulteGroup, Inc.*	18,757	118,357
Toll Brothers, Inc.*	8,000	163,360

Whirlpool Corp.	4,200	$199,290

		3,316,633

Internet & Catalog Retail (0.1%)
Expedia, Inc.	2,200	63,844
Groupon, Inc.*	400	8,252
HomeAway, Inc.*	182	4,231
Liberty Interactive Corp.*	33,000	535,095
TripAdvisor, Inc.*	2,200	55,462

		666,884

Leisure Equipment & Products (0.2%)
Hasbro, Inc.	52,480	1,673,587
Mattel, Inc.	4,900	136,024

		1,809,611

Media (4.5%)
CBS Corp., Class B	82,500	2,239,050
Clear Channel Outdoor Holdings, Inc., Class A*	2,200	27,610
Comcast Corp., Class A	148,620	3,514,312
DIRECTV, Class A*	29,600	1,265,696
DISH Network Corp., Class A	2,700	76,896
DreamWorks Animation SKG, Inc., Class A*	3,900	64,720
Gannett Co., Inc.	148,900	1,990,793
Interpublic Group of Cos., Inc.	91,000	885,430
Lamar Advertising Co., Class A*	2,200	60,500
Liberty Media Corp. - Liberty Capital*	6,420	501,081
Madison Square Garden Co., Class A*	3,275	93,796
McGraw-Hill Cos., Inc.	24,400	1,097,268
News Corp., Class A	193,800	3,457,392
Omnicom Group, Inc.	51,505	2,296,093
Pandora Media, Inc.*	380	3,804
Regal Entertainment Group, Class A	2,900	34,626
Thomson Reuters Corp.	10,900	290,703
Time Warner Cable, Inc.	30,600	1,945,242
Time Warner, Inc.	332,743	12,025,332
Viacom, Inc., Class B	249,160	11,314,356
Walt Disney Co.	184,670	6,925,125
Washington Post Co., Class B	300	113,043

		50,222,868

Multiline Retail (0.8%)
Big Lots, Inc.*	26,400	996,864
Dillard’s, Inc., Class A	1,900	85,272
J.C. Penney Co., Inc.	9,100	319,865
Kohl’s Corp.	16,890	833,522
Macy’s, Inc.	65,000	2,091,700
Sears Holdings Corp.*	2,100	66,738
Target Corp.	91,700	4,696,874

		9,090,835

Specialty Retail (1.1%)
Aaron’s, Inc.	1,200	32,016
Abercrombie & Fitch Co., Class A	700	34,188
Advance Auto Parts, Inc.	15,560	1,083,443

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

American Eagle Outfitters, Inc.	10,700	$163,603
AutoNation, Inc.*	1,100	40,557
Best Buy Co., Inc.	17,400	406,638
CarMax, Inc.*	10,300	313,944
Chico’s FAS, Inc.	3,200	35,648
DSW, Inc., Class A	100	4,421
Foot Locker, Inc.	8,500	202,640
GameStop Corp., Class A*	33,000	796,290
Gap, Inc.	22,100	409,955
Home Depot, Inc.	55,700	2,341,628
Limited Brands, Inc.	27,400	1,105,590
Lowe’s Cos., Inc.	139,300	3,535,434
Orchard Supply Hardware Stores Corp., Class A*†	95	—
RadioShack Corp.	5,800	56,318
Sally Beauty Holdings, Inc.*	300	6,339
Signet Jewelers Ltd.	4,800	211,008
Staples, Inc.	107,335	1,490,883
Williams-Sonoma, Inc.	2,700	103,950

		12,374,493

Textiles, Apparel & Luxury Goods (0.1%)
PVH Corp.	2,800	197,372
VF Corp.	4,800	609,552

		806,924

Total Consumer Discretionary		101,639,925

Consumer Staples (8.5%)
Beverages (1.5%)
Beam, Inc.	8,500	435,455
Brown-Forman Corp., Class B	800	64,408
Coca-Cola Co.	65,150	4,558,545
Coca-Cola Enterprises, Inc.	4,100	105,698
Constellation Brands, Inc., Class A*	87,900	1,816,893
Diageo plc	155,633	3,399,483
Molson Coors Brewing Co., Class B	7,400	322,196
PepsiCo, Inc.	94,985	6,302,255

		17,004,933

Food & Staples Retailing (0.9%)
CVS Caremark Corp.	110,326	4,499,094
Kroger Co.	91,300	2,211,286
Safeway, Inc.	32,000	673,280
SUPERVALU, Inc.	11,600	94,192
Walgreen Co.	29,040	960,063
Wal-Mart Stores, Inc.	23,390	1,397,786

		9,835,701

Food Products (2.0%)
Archer-Daniels-Midland Co.	175,250	5,012,150
Bunge Ltd.	6,000	343,200
Campbell Soup Co.	2,300	76,452
ConAgra Foods, Inc.	56,500	1,491,600
Corn Products International, Inc.	800	42,072
Dean Foods Co.*	10,000	112,000
General Mills, Inc.	90,530	3,658,317

H.J. Heinz Co.	7,400	$399,896
Hershey Co.	2,100	129,738
Hormel Foods Corp.	3,500	102,515
J.M. Smucker Co.	8,999	703,452
Kellogg Co.	20,610	1,042,248
Kraft Foods, Inc., Class A	90,800	3,392,288
McCormick & Co., Inc. (Non-Voting)	2,300	115,966
Mead Johnson Nutrition Co.	9,208	632,866
Nestle S.A. (Registered)	42,856	2,463,775
Ralcorp Holdings, Inc.*	3,000	256,500
Sara Lee Corp.	5,400	102,168
Smithfield Foods, Inc.*	9,100	220,948
Tyson Foods, Inc., Class A	106,000	2,187,840

		22,485,991

Household Products (2.4%)
Church & Dwight Co., Inc.	3,300	151,008
Clorox Co.	6,900	459,264
Colgate-Palmolive Co.	2,700	249,453
Energizer Holdings, Inc.*	3,800	294,424
Kimberly-Clark Corp.	2,700	198,612
Procter & Gamble Co.	376,542	25,119,117

		26,471,878

Tobacco (1.7%)
Altria Group, Inc.	175,305	5,197,793
Lorillard, Inc.	28,500	3,249,000
Philip Morris International, Inc.	121,105	9,504,321
Reynolds American, Inc.	38,920	1,612,066

		19,563,180

Total Consumer Staples		95,361,683

Energy (9.3%)
Energy Equipment & Services (0.6%)
Atwood Oceanics, Inc.*	2,200	87,538
Baker Hughes, Inc.	14,392	700,027
Cameron International Corp.*	3,500	172,165
Diamond Offshore Drilling, Inc.	2,000	110,520
Helmerich & Payne, Inc.	400	23,344
McDermott International, Inc.*	1,600	18,416
Nabors Industries Ltd.*	15,700	272,238
National Oilwell Varco, Inc.	23,300	1,584,167
Oil States International, Inc.*	500	38,185
Patterson-UTI Energy, Inc.	7,500	149,850
Rowan Cos., Inc.*	5,800	175,914
SEACOR Holdings, Inc.*	1,200	106,752
Tidewater, Inc.	2,700	133,110
Transocean Ltd.	62,040	2,381,715
Unit Corp.*	2,300	106,720

		6,060,661

Oil, Gas & Consumable Fuels (8.7%)
Alpha Natural Resources, Inc.*	5,447	111,282
Anadarko Petroleum Corp.	35,500	2,709,715
Apache Corp.	40,686	3,685,338
Arch Coal, Inc.	8,000	116,080

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

BP plc (ADR)	69,800	$2,983,252
Chesapeake Energy Corp.	36,100	804,669
Chevron Corp.	204,334	21,741,138
Cimarex Energy Co.	3,500	216,650
Cobalt International Energy, Inc.*	400	6,208
ConocoPhillips	94,185	6,863,261
Denbury Resources, Inc.*	3,655	55,190
Devon Energy Corp.	55,400	3,434,800
El Paso Corp.	2,400	63,768
Energen Corp.	4,000	200,000
EOG Resources, Inc.	10,945	1,078,192
EQT Corp.	4,500	246,555
EXCO Resources, Inc.	600	6,270
Exxon Mobil Corp.	259,534	21,998,102
Forest Oil Corp.*	1,300	17,615
Hess Corp.	30,240	1,717,632
Kinder Morgan, Inc.	2,900	93,293
Kosmos Energy Ltd.*	200	2,452
Marathon Oil Corp.	129,500	3,790,465
Marathon Petroleum Corp.	125,000	4,161,250
Murphy Oil Corp.	9,000	501,660
Newfield Exploration Co.*	3,100	116,963
Noble Energy, Inc.	7,800	736,242
Occidental Petroleum Corp.	140,121	13,129,338
Pioneer Natural Resources Co.	1,200	107,376
Plains Exploration & Production Co.*	7,700	282,744
QEP Resources, Inc.	2,100	61,530
Quicksilver Resources, Inc.*	6,000	40,260
Royal Dutch Shell plc (ADR), Class A	6,100	445,849
SM Energy Co.	700	51,170
Southern Union Co.	6,800	286,348
Southwestern Energy Co.*	63,700	2,034,578
Spectra Energy Corp.	35,700	1,097,775
Sunoco, Inc.	6,600	270,732
Teekay Corp.	2,300	61,479
Tesoro Corp.*	7,900	184,544
Valero Energy Corp.	49,100	1,033,555
Williams Cos., Inc.	32,300	1,066,546

		97,611,866

Total Energy		103,672,527

Financials (17.0%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc.*	800	76,760
American Capital Ltd.*	19,300	129,889
Ameriprise Financial, Inc.	13,300	660,212
Ares Capital Corp.	11,200	173,040
Bank of New York Mellon Corp.	227,509	4,529,704
BlackRock, Inc.	40,787	7,269,875
E*TRADE Financial Corp.*	13,700	109,052
Federated Investors, Inc., Class B	900	13,635
Franklin Resources, Inc.	9,660	927,940
Goldman Sachs Group, Inc.	89,200	8,066,356
Invesco Ltd.	25,400	510,286
Janus Capital Group, Inc.	10,200	64,362

Jefferies Group, Inc.	7,400	$101,750
Legg Mason, Inc.	47,500	1,142,375
LPL Investment Holdings, Inc.*	232	7,085
Morgan Stanley	188,335	2,849,509
Northern Trust Corp.	11,900	471,954
Raymond James Financial, Inc.	5,600	173,376
State Street Corp.	73,020	2,943,436

		30,220,596

Commercial Banks (3.7%)
Associated Banc-Corp	9,500	106,115
Bank of Hawaii Corp.	2,600	115,674
BB&T Corp.	225,500	5,675,835
BOK Financial Corp.	1,400	76,902
CapitalSource, Inc.	17,700	118,590
CIT Group, Inc.*	57,200	1,994,564
City National Corp./California	2,600	114,868
Comerica, Inc.	9,700	250,260
Commerce Bancshares, Inc./Missouri	4,225	161,057
Cullen/Frost Bankers, Inc.	2,900	153,439
East West Bancorp, Inc.	8,100	159,975
Fifth Third Bancorp	50,500	642,360
First Citizens BancShares, Inc./North Carolina, Class A	300	52,497
First Horizon National Corp.	14,439	115,512
First Niagara Financial Group, Inc.	16,600	143,258
First Republic Bank/California*	4,000	122,440
Fulton Financial Corp.	10,900	106,929
Huntington Bancshares, Inc./Ohio	47,400	260,226
KeyCorp	52,200	401,418
M&T Bank Corp.	6,967	531,861
PNC Financial Services Group, Inc.	56,213	3,241,804
Popular, Inc.*	56,200	78,118
Regions Financial Corp.	107,200	460,960
SunTrust Banks, Inc.	43,200	764,640
Synovus Financial Corp.	43,100	60,771
TCF Financial Corp.	8,700	89,784
U.S. Bancorp	105,900	2,864,595
Valley National Bancorp	9,257	114,509
Wells Fargo & Co.	817,850	22,539,946
Zions Bancorp	10,100	164,428

		41,683,335

Consumer Finance (0.6%)
American Express Co.	22,800	1,075,476
Capital One Financial Corp.	117,850	4,983,876
Discover Financial Services	27,000	648,000
SLM Corp.	28,900	387,260

		7,094,612

Diversified Financial Services (4.0%)
Bank of America Corp.	949,743	5,280,571
Citigroup, Inc.	336,760	8,860,156
CME Group, Inc.	3,700	901,579

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Interactive Brokers Group, Inc., Class A	2,000	$29,880
JPMorgan Chase & Co.	809,961	26,931,203
Leucadia National Corp.	10,800	245,592
Moody’s Corp.	64,800	2,182,464
NASDAQ OMX Group, Inc.*	5,900	144,609
NYSE Euronext	9,900	258,390

		44,834,444

Insurance (4.8%)
ACE Ltd.	63,960	4,484,875
Aflac, Inc.	25,700	1,111,782
Alleghany Corp.*	438	124,957
Allied World Assurance Co. Holdings AG	2,100	132,153
Allstate Corp.	28,700	786,667
American Financial Group, Inc./Ohio	4,400	162,316
American International Group, Inc.*	24,300	563,760
American National Insurance Co.	400	29,212
Aon Corp.	61,535	2,879,838
Arch Capital Group Ltd.*	7,200	268,056
Arthur J. Gallagher & Co.	6,000	200,640
Aspen Insurance Holdings Ltd.	3,800	100,700
Assurant, Inc.	5,300	217,618
Assured Guaranty Ltd.	10,100	132,714
Axis Capital Holdings Ltd.	7,100	226,916
Berkshire Hathaway, Inc., Class B*	108,706	8,294,268
Brown & Brown, Inc.	6,400	144,832
Chubb Corp.	48,210	3,337,096
Cincinnati Financial Corp.	8,000	243,680
CNA Financial Corp.	1,400	37,450
Endurance Specialty Holdings Ltd.	2,200	84,150
Everest Reinsurance Group Ltd.	2,500	210,225
Fidelity National Financial, Inc., Class A	12,200	194,346
Genworth Financial, Inc., Class A*	26,900	176,195
Hanover Insurance Group, Inc.	2,500	87,375
Hartford Financial Services Group, Inc.	24,400	396,500
HCC Insurance Holdings, Inc.	6,200	170,500
Kemper Corp.	2,700	78,867
Lincoln National Corp.	17,200	334,024
Loews Corp.	17,400	655,110
Markel Corp.*	600	248,802
Marsh & McLennan Cos., Inc.	30,100	951,762
MBIA, Inc.*	8,100	93,879
Mercury General Corp.	1,500	68,430
MetLife, Inc.	363,190	11,324,264
Old Republic International Corp.	14,200	131,634
PartnerReinsurance Ltd.	3,700	237,577
Principal Financial Group, Inc.	17,600	432,960
Progressive Corp.	36,000	702,360

Protective Life Corp.	4,700	$106,032
Prudential Financial, Inc.	77,335	3,876,030
Reinsurance Group of America, Inc.	4,100	214,225
RenaissanceReinsurance Holdings Ltd.	2,900	215,673
StanCorp Financial Group, Inc.	2,500	91,875
Torchmark Corp.	6,300	273,357
Transatlantic Holdings, Inc.	3,400	186,082
Travelers Cos., Inc.	115,139	6,812,775
Unum Group	16,900	356,083
Validus Holdings Ltd.	3,600	113,400
W. R. Berkley Corp.	6,300	216,657
White Mountains Insurance Group Ltd.	400	181,384
XL Group plc	26,100	515,997

		53,218,060

Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc. (REIT)	3,400	234,498
American Capital Agency Corp. (REIT)	7,000	196,560
Annaly Capital Management, Inc. (REIT)	52,838	843,294
Apartment Investment & Management Co. (REIT), Class A	2,100	48,111
AvalonBay Communities, Inc. (REIT)	4,800	626,880
Boston Properties, Inc. (REIT)	1,500	149,400
Brandywine Realty Trust (REIT)	7,400	70,300
BRE Properties, Inc. (REIT)	4,100	206,968
Camden Property Trust (REIT)	1,100	68,464
Chimera Investment Corp. (REIT)	56,400	141,564
CommonWealth REIT (REIT)	3,925	65,312
Corporate Office Properties Trust/Maryland (REIT)	2,700	57,402
DDR Corp. (REIT)	11,800	143,606
Douglas Emmett, Inc. (REIT)	6,800	124,032
Duke Realty Corp. (REIT)	13,800	166,290
Equity Residential (REIT)	15,000	855,450
Essex Property Trust, Inc. (REIT)	800	112,408
Federal Realty Investment Trust (REIT)	900	81,675
General Growth Properties, Inc. (REIT)	30,959	465,004
HCP, Inc. (REIT)	22,261	922,273
Health Care REIT, Inc. (REIT)	9,700	528,941
Hospitality Properties Trust (REIT)	6,700	153,966
Host Hotels & Resorts, Inc. (REIT)	37,709	556,962
Kimco Realty Corp. (REIT)	22,300	362,152

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Liberty Property Trust (REIT)	6,300	$194,544
Macerich Co. (REIT)	4,635	234,531
Mack-Cali Realty Corp. (REIT)	4,800	128,112
Piedmont Office Realty Trust, Inc. (REIT), Class A	9,400	160,176
Plum Creek Timber Co., Inc. (REIT)	3,500	127,960
ProLogis, Inc. (REIT)	23,315	666,576
Public Storage (REIT)	500	67,230
Realty Income Corp. (REIT)	6,900	241,224
Regency Centers Corp. (REIT)	4,900	184,338
Senior Housing Properties Trust (REIT)	7,700	172,788
Simon Property Group, Inc. (REIT)	3,024	389,915
SL Green Realty Corp. (REIT)	4,500	299,880
Taubman Centers, Inc. (REIT)	3,100	192,510
UDR, Inc. (REIT)	9,600	240,960
Ventas, Inc. (REIT)	5,506	303,546
Vornado Realty Trust (REIT)	9,058	696,198
Weingarten Realty Investors (REIT)	6,600	144,012
Weyerhaeuser Co. (REIT)	20,992	391,921

		12,017,933

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc., Class A*	7,500	88,650
Howard Hughes Corp.*	1,185	52,341
Jones Lang LaSalle, Inc.	600	36,756
St. Joe Co.*	3,500	51,310

		229,057

Thrifts & Mortgage Finance (0.1%)
BankUnited, Inc.	1,800	39,582
Capitol Federal Financial, Inc.	9,116	105,199
Hudson City Bancorp, Inc.	23,400	146,250
New York Community Bancorp, Inc.	24,000	296,880
People’s United Financial, Inc.	15,800	203,030
TFS Financial Corp.*	4,300	38,528
Washington Federal, Inc.	6,100	85,339

		914,808

Total Financials		190,212,845

Health Care (12.4%)
Biotechnology (0.4%)
Amgen, Inc.	40,520	2,601,789
Gilead Sciences, Inc.*	48,500	1,985,105
Vertex Pharmaceuticals, Inc.*	1,300	43,173

		4,630,067

Health Care Equipment & Supplies (1.2%)
Alere, Inc.*	4,700	108,523
Baxter International, Inc.	3,100	153,388
Becton, Dickinson and Co.	21,610	1,614,699
Boston Scientific Corp.*	84,000	448,560

CareFusion Corp.*	8,400	$213,444
Cooper Cos., Inc.	1,900	133,988
Covidien plc	97,150	4,372,722
DENTSPLY International, Inc.	4,600	160,954
Hill-Rom Holdings, Inc.	300	10,107
Hologic, Inc.*	14,300	250,393
Medtronic, Inc.	80,780	3,089,835
St. Jude Medical, Inc.	41,360	1,418,648
Teleflex, Inc.	2,200	134,838
Zimmer Holdings, Inc.*	10,600	566,252

		12,676,351

Health Care Providers & Services (1.6%)
Aetna, Inc.	33,600	1,417,584
AMERIGROUP Corp.*	800	47,264
Brookdale Senior Living, Inc.*	600	10,434
Cardinal Health, Inc.	9,600	389,856
Cigna Corp.	14,900	625,800
Community Health Systems, Inc.*	5,200	90,740
Coventry Health Care, Inc.*	8,100	245,997
HCA Holdings, Inc.*	2,800	61,684
Health Net, Inc.*	35,400	1,076,868
Henry Schein, Inc.*	2,400	154,632
Humana, Inc.	9,300	814,773
LifePoint Hospitals, Inc.*	2,900	107,735
Omnicare, Inc.	6,300	217,035
Patterson Cos., Inc.	3,400	100,368
Quest Diagnostics, Inc.	20,850	1,210,551
Tenet Healthcare Corp.*	25,400	130,302
UnitedHealth Group, Inc.	130,607	6,619,163
VCA Antech, Inc.*	4,700	92,825
WellPoint, Inc.	70,500	4,670,625

		18,084,236

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	2,000	37,880

Life Sciences Tools & Services (0.3%)
Bio-Rad Laboratories, Inc., Class A*	1,100	105,644
Life Technologies Corp.*	9,000	350,190
PerkinElmer, Inc.	6,200	124,000
QIAGEN N.V.*	12,800	176,768
Thermo Fisher Scientific, Inc.*	55,530	2,497,184

		3,253,786

Pharmaceuticals (8.9%)
Abbott Laboratories, Inc.	72,750	4,090,732
AstraZeneca plc (ADR)	71,500	3,309,735
Bristol-Myers Squibb Co.	93,737	3,303,292
Eli Lilly and Co.	37,600	1,562,656
Forest Laboratories, Inc.*	15,700	475,082
Hospira, Inc.*	1,500	45,555
Johnson & Johnson	378,655	24,832,195
Merck & Co., Inc.	479,755	18,086,763
Mylan, Inc.*	2,200	47,212
Pfizer, Inc.	1,698,245	36,750,022
Roche Holding AG	6,452	1,093,536
Sanofi S.A. (ADR)	165,450	6,045,543

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Warner Chilcott plc, Class A*	800	$12,104
Watson Pharmaceuticals, Inc.*	400	24,136

		99,678,563

Total Health Care		138,360,883

Industrials (8.0%)
Aerospace & Defense (3.0%)
Alliant Techsystems, Inc.	1,700	97,172
BE Aerospace, Inc.*	300	11,613
Boeing Co.	4,600	337,410
Exelis, Inc.	10,100	91,405
General Dynamics Corp.	28,400	1,886,044
Goodrich Corp.	4,100	507,170
Honeywell International, Inc.	218,615	11,881,725
Huntington Ingalls Industries, Inc.*	9,284	290,404
L-3 Communications Holdings, Inc.	5,900	393,412
Lockheed Martin Corp.	92,150	7,454,935
Northrop Grumman Corp.	88,310	5,164,369
Raytheon Co.	19,600	948,248
Spirit AeroSystems Holdings, Inc., Class A*	5,100	105,978
Textron, Inc.	14,300	264,407
United Technologies Corp.	61,070	4,463,606

		33,897,898

Air Freight & Logistics (0.1%)
FedEx Corp.	16,400	1,369,564
UTi Worldwide, Inc.	500	6,645

		1,376,209

Airlines (0.2%)
AMR Corp.*	9,700	3,395
Copa Holdings S.A., Class A	400	23,468
Delta Air Lines, Inc.*	178,100	1,440,829
Southwest Airlines Co.	35,800	306,448
United Continental Holdings, Inc.*	2,700	50,949

		1,825,089

Building Products (0.0%)
Armstrong World Industries, Inc.*	1,000	43,870
Fortune Brands Home & Security, Inc.*	8,500	144,755
Owens Corning, Inc.*	6,800	195,296

		383,921

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	5,500	157,740
Cintas Corp.	6,900	240,189
Corrections Corp. of America*	5,800	118,146
Covanta Holding Corp.	6,200	84,878
KAR Auction Services, Inc.*	1,200	16,200
Pitney Bowes, Inc.	10,000	185,400
R.R. Donnelley & Sons Co.	11,400	164,502
Republic Services, Inc.	17,600	484,880
Waste Connections, Inc.	750	24,855
Waste Management, Inc.	26,100	853,731

		2,330,521

Construction & Engineering (0.1%)
AECOM Technology Corp.*	3,600	$74,052
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	2,300	86,940
Fluor Corp.	6,100	306,525
Jacobs Engineering Group, Inc.*	7,000	284,060
KBR, Inc.	7,800	217,386
Quanta Services, Inc.*	11,800	254,172
Shaw Group, Inc.*	3,900	104,910
URS Corp.*	4,300	151,016

		1,479,061

Electrical Equipment (0.1%)
Cooper Industries plc	3,100	167,865
General Cable Corp.*	1,400	35,014
GrafTech International Ltd.*	6,600	90,090
Hubbell, Inc., Class B	3,300	220,638
Regal-Beloit Corp.	2,100	107,037
Thomas & Betts Corp.*	2,200	120,120

		740,764

Industrial Conglomerates (2.8%)
3M Co.	41,780	3,414,679
Carlisle Cos., Inc.	3,100	137,330
Danaher Corp.	48,000	2,257,920
General Electric Co.	1,131,350	20,262,479
Tyco International Ltd.	98,970	4,622,889

		30,695,297

Machinery (0.8%)
AGCO Corp.*	5,200	223,444
CNH Global N.V.*	1,400	50,386
Crane Co.	2,700	126,117
Dover Corp.	2,300	133,515
Eaton Corp.	36,210	1,576,221
Flowserve Corp.	300	29,796
Harsco Corp.	4,000	82,320
IDEX Corp.	500	18,555
Illinois Tool Works, Inc.	1,600	74,736
Ingersoll-Rand plc	35,900	1,093,873
ITT Corp.	5,050	97,616
Kennametal, Inc.	4,000	146,080
Lincoln Electric Holdings, Inc.	1,800	70,416
Navistar International Corp.*	1,800	68,184
Oshkosh Corp.*	5,000	106,900
Parker Hannifin Corp.	15,400	1,174,250
Pentair, Inc.	5,400	179,766
Snap-on, Inc.	2,600	131,612
SPX Corp.	2,100	126,567
Stanley Black & Decker, Inc.	48,061	3,248,924
Terex Corp.*	6,000	81,060
Timken Co.	700	27,097
Trinity Industries, Inc.	4,400	132,264
Xylem, Inc.	10,100	259,469

		9,259,168

Marine (0.0%)
Alexander & Baldwin, Inc.	2,300	93,886
Kirby Corp.*	900	59,256

		153,142

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Professional Services (0.2%)
Dun & Bradstreet Corp.	14,810	$1,108,232
Equifax, Inc.	6,400	247,936
Manpower, Inc.	4,500	160,875
Nielsen Holdings N.V.*	629	18,675
Towers Watson & Co., Class A	2,500	149,825
Verisk Analytics, Inc., Class A*	1,000	40,130

		1,725,673

Road & Rail (0.5%)
Canadian National Railway Co.	14,760	1,159,546
Con-way, Inc.	2,700	78,732
Kansas City Southern*	1,500	102,015
Norfolk Southern Corp.	19,400	1,413,484
Ryder System, Inc.	2,800	148,792
Union Pacific Corp.	22,600	2,394,244

		5,296,813

Trading Companies & Distributors (0.0%)
Air Lease Corp.*	1,900	45,049
GATX Corp.	2,500	109,150
WESCO International, Inc.*	1,300	68,913

		223,112

Total Industrials		89,386,668

Information Technology (9.4%)
Communications Equipment (1.8%)
Brocade Communications Systems, Inc.*	25,900	134,421
Cisco Systems, Inc.	1,044,040	18,876,243
EchoStar Corp., Class A*	2,100	43,974
Harris Corp.	5,100	183,804
Motorola Mobility Holdings, Inc.*	14,250	552,900
Motorola Solutions, Inc.	16,514	764,433
Tellabs, Inc.	19,900	80,396

		20,636,171

Computers & Peripherals (0.9%)
Dell, Inc.*	66,000	965,580
Diebold, Inc.	3,600	108,252
Fusion-io, Inc.*	416	10,067
Hewlett-Packard Co.	280,270	7,219,755
Lexmark International, Inc., Class A	4,300	142,201
NCR Corp.*	1,800	29,628
QLogic Corp.*	1,000	15,000
SanDisk Corp.*	13,100	644,651
Seagate Technology plc	10,400	170,560
Western Digital Corp.*	12,800	396,160

		9,701,854

Electronic Equipment, Instruments & Components (0.4%)
Arrow Electronics, Inc.*	5,400	202,014
Avnet, Inc.*	8,400	261,156
AVX Corp.	2,600	33,176
Corning, Inc.	239,300	3,106,114
Ingram Micro, Inc., Class A*	8,800	160,072

Itron, Inc.*	2,200	$78,694
Jabil Circuit, Inc.	1,800	35,388
Molex, Inc.	7,400	176,564
Tech Data Corp.*	2,600	128,466
Vishay Intertechnology, Inc.*	8,300	74,617

		4,256,261

Internet Software & Services (0.2%)
Akamai Technologies, Inc.*	900	29,052
AOL, Inc.*	5,875	88,712
eBay, Inc.*	28,700	870,471
IAC/InterActiveCorp	4,400	187,440
Monster Worldwide, Inc.*	7,100	56,303
Yahoo!, Inc.*	71,600	1,154,908

		2,386,886

IT Services (1.4%)
Accenture plc, Class A	72,730	3,871,418
Amdocs Ltd.*	10,200	291,006
Booz Allen Hamilton Holding Corp.*	612	10,557
Broadridge Financial Solutions, Inc.	300	6,765
Computer Sciences Corp.	8,500	201,450
CoreLogic, Inc.*	5,300	68,529
DST Systems, Inc.	1,600	72,832
Fidelity National Information Services, Inc.	14,417	383,348
Fiserv, Inc.*	11,540	677,860
Genpact Ltd.*	1,500	22,425
International Business Machines Corp.	22,840	4,199,819
Mastercard, Inc., Class A	3,250	1,211,665
Paychex, Inc.	1,400	42,154
SAIC, Inc.*	10,700	131,503
Total System Services, Inc.	8,900	174,084
Visa, Inc., Class A	29,900	3,035,747
Western Union Co.	89,365	1,631,805

		16,032,967

Office Electronics (0.1%)
Xerox Corp.	76,994	612,872

Semiconductors & Semiconductor Equipment (3.0%)
Advanced Semiconductor Engineering, Inc. (ADR)	95,769	415,637
Applied Materials, Inc.	663,050	7,101,266
ASML Holding N.V. (N.Y. Shares)	19,920	832,457
Atmel Corp.*	1,600	12,960
Cree, Inc.*	5,600	123,424
Fairchild Semiconductor International, Inc.*	7,000	84,280
Freescale Semiconductor Holdings I Ltd.*	900	11,385
Intel Corp.	501,820	12,169,135
International Rectifier Corp.*	3,800	73,796
Intersil Corp., Class A	3,400	35,496
KLA-Tencor Corp.	2,100	101,325
Lam Research Corp.*	37,000	1,369,740
LSI Corp.*	23,200	138,040

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Marvell Technology Group Ltd.*	27,900	$386,415
MEMC Electronic Materials, Inc.*	5,100	20,094
Micron Technology, Inc.*	317,100	1,994,559
Novellus Systems, Inc.*	4,900	202,321
PMC-Sierra, Inc.*	12,000	66,120
Silicon Laboratories, Inc.*	200	8,684
SunPower Corp.*	5,400	33,642
Teradyne, Inc.*	10,100	137,663
Texas Instruments, Inc.	280,625	8,168,994

		33,487,433

Software (1.6%)
Activision Blizzard, Inc.	23,200	285,824
CA, Inc.	21,000	424,515
Compuware Corp.*	3,200	26,624
Microsoft Corp.	510,550	13,253,878
Oracle Corp.	154,935	3,974,083
Synopsys, Inc.*	7,500	204,000

		18,168,924

Total Information Technology		105,283,368

Materials (2.0%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	24,060	2,049,671
Ashland, Inc.	4,400	251,504
Cabot Corp.	3,600	115,704
CF Industries Holdings, Inc.	681	98,731
Cytec Industries, Inc.	2,700	120,555
Dow Chemical Co.	99,100	2,850,116
Huntsman Corp.	8,500	85,000
LyondellBasell Industries N.V., Class A	76,600	2,488,734
Monsanto Co.	55,450	3,885,382
PPG Industries, Inc.	29,220	2,439,578
Rockwood Holdings, Inc.*	200	7,874
RPM International, Inc.	7,100	174,305
Scotts Miracle-Gro Co., Class A	300	14,007
Sherwin-Williams Co.	18,110	1,616,680
Valspar Corp.	4,600	179,262
W.R. Grace & Co.*	400	18,368
Westlake Chemical Corp.	900	36,216

		16,431,687

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	1,400	105,574
Vulcan Materials Co.	7,100	279,385

		384,959

Containers & Packaging (0.1%)
AptarGroup, Inc.	3,700	193,029
Bemis Co., Inc.	5,800	174,464
Greif, Inc., Class A	2,100	95,655
Owens-Illinois, Inc.*	9,000	174,420
Packaging Corp. of America	500	12,620
Sealed Air Corp.	8,800	151,448
Sonoco Products Co.	5,500	181,280

Temple-Inland, Inc.	4,400	$139,524

		1,122,440

Metals & Mining (0.3%)
AK Steel Holding Corp.	4,800	39,648
Alcoa, Inc.	58,400	505,160
Commercial Metals Co.	6,300	87,129
Newmont Mining Corp.	26,700	1,602,267
Nucor Corp.	17,400	688,518
Reliance Steel & Aluminum Co.	3,500	170,415
Schnitzer Steel Industries, Inc., Class A	900	38,052
Steel Dynamics, Inc.	3,200	42,080
Titanium Metals Corp.	2,100	31,458
United States Steel Corp.	7,900	209,034

		3,413,761

Paper & Forest Products (0.1%)
Domtar Corp.	2,300	183,908
International Paper Co.	18,900	559,440
MeadWestvaco Corp.	9,300	278,535

		1,021,883

Total Materials		22,374,730

Telecommunication Services (3.7%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	614,615	18,585,958
CenturyLink, Inc.	128,664	4,786,301
Frontier Communications Corp.	54,639	281,391
Level 3 Communications, Inc.*	6,240	106,017
tw telecom, Inc.*	1,200	23,256
Verizon Communications, Inc.	120,400	4,830,448
Windstream Corp.	12,400	145,576

		28,758,947

Wireless Telecommunication Services (1.1%)
Clearwire Corp., Class A*	1,300	2,522
NII Holdings, Inc.*	1,200	25,560
Sprint Nextel Corp.*	164,400	384,696
Telephone & Data Systems, Inc.	4,900	126,861
U.S. Cellular Corp.*	800	34,904
Vodafone Group plc	1,032,720	2,869,223
Vodafone Group plc (ADR)	325,750	9,130,773

		12,574,539

Total Telecommunication Services		41,333,486

Utilities (3.9%)
Electric Utilities (1.7%)
American Electric Power Co., Inc.	46,500	1,920,915
Duke Energy Corp.	73,100	1,608,200
Edison International	50,200	2,078,280
Entergy Corp.	9,800	715,890
Exelon Corp.	36,400	1,578,668
FirstEnergy Corp.	22,970	1,017,571
Great Plains Energy, Inc.	55,200	1,202,256

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hawaiian Electric Industries, Inc.	5,200	$137,696
NextEra Energy, Inc.	23,200	1,412,416
Northeast Utilities	9,700	349,879
NV Energy, Inc.	106,300	1,738,005
Pepco Holdings, Inc.	12,400	251,720
Pinnacle West Capital Corp.	6,000	289,080
PPL Corp.	56,726	1,668,879
Progress Energy, Inc.	16,200	907,524
Southern Co.	46,700	2,161,743
Westar Energy, Inc.	6,200	178,436

		19,217,158

Gas Utilities (0.2%)
AGL Resources, Inc.	4,300	181,718
Atmos Energy Corp.	37,700	1,257,295
National Fuel Gas Co.	3,900	216,762
ONEOK, Inc.	5,500	476,795
Questar Corp.	9,700	192,642
UGI Corp.	6,100	179,340

		2,504,552

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	36,100	427,424
Calpine Corp.*	19,200	313,536
Constellation Energy Group, Inc.	10,200	404,634
GenOn Energy, Inc.*	42,316	110,445
NRG Energy, Inc.*	13,200	239,184

		1,495,223

Multi-Utilities (1.8%)
Alliant Energy Corp.	6,100	269,071
Ameren Corp.	13,200	437,316
CenterPoint Energy, Inc.	81,400	1,635,326
CMS Energy Corp.	84,949	1,875,674
Consolidated Edison, Inc.	16,100	998,683
Dominion Resources, Inc.	31,700	1,682,636
DTE Energy Co.	48,400	2,635,380
Integrys Energy Group, Inc.	4,300	232,974
MDU Resources Group, Inc.	10,300	221,038
NiSource, Inc.	64,100	1,526,221
NSTAR	5,700	267,672
OGE Energy Corp.	5,400	306,234
PG&E Corp.	70,225	2,894,674
Public Service Enterprise Group, Inc.	61,475	2,029,290
SCANA Corp.	6,300	283,878
Sempra Energy	13,200	726,000
TECO Energy, Inc.	11,800	225,852
Vectren Corp.	4,500	136,035
Wisconsin Energy Corp.	12,800	447,488
Xcel Energy, Inc.	26,600	735,224

		19,566,666

Water Utilities (0.1%)
American Water Works Co., Inc.	9,600	305,856
Aqua America, Inc.	6,800	149,940

		455,796

Total Utilities		43,239,395

Total Common Stocks (83.3%) (Cost $829,795,547)		930,865,510

CONVERTIBLE PREFERRED STOCK:
Utilities (0.0%)
Electric Utilities (0.0%)
PPL Corp. 9.500%	7,500	$414,375

Total Convertible Preferred Stocks (0.0%) (Cost $375,000)		414,375

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. (Zero Coupon)*†	95	—

Total Preferred Stocks (0.0%) (Cost $77)		—

	Number of Rights	Value (Note 1)
RIGHT:
Health Care (0.0%)
Biotechnology (0.0%)
Celgene Corp., expiring 12/31/30* (Cost $1,590)	300	420

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (0.2%)
HSBC USA, Inc. 0.05%, 1/3/12 (p)	$2,015,000	2,014,992
Government Securities (2.0%)
U.S. Treasury Bills 0.02%, 5/3/12 #(p)	22,008,300	22,006,451

Total Short-Term Investments (2.2%) (Cost $24,020,390)		24,021,443

Total Investments (85.5%) (Cost $854,192,604)		955,301,748
Other Assets Less Liabilities (14.5%)		162,576,043

Net Assets (100%)		$1,117,877,791

*	Non-income producing.
†	Securities (totaling $0 or 0.0% at net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $22,006,451
(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	2,605	March-12	$161,326,405	$163,151,150	$1,824,745
S&P MidCap 400 E-Mini Index	189	March-12	16,447,585	16,580,970	133,385

					$1,958,130

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$101,639,925	$—	$—	$101,639,925
Consumer Staples	89,498,425	5,863,258	—	95,361,683
Energy	103,672,527	—	—	103,672,527
Financials	190,212,845	—	—	190,212,845
Health Care	137,267,347	1,093,536	—	138,360,883
Industrials	89,386,668	—	—	89,386,668
Information Technology	105,283,368	—	—	105,283,368
Materials	22,374,730	—	—	22,374,730
Telecommunication Services	38,464,263	2,869,223	—	41,333,486
Utilities	43,239,395	—	—	43,239,395
Convertible Preferred Stocks
Utilities	—	414,375	—	414,375
Futures	1,958,130	—	—	1,958,130
Preferred Stocks
Consumer Discretionary	—	—	—	—
Rights
Health Care	420	—	—	420
Short-Term Investments	—	24,021,443	—	24,021,443

Total Assets	$922,998,043	$34,261,835	$—	$957,259,878

Total Liabilities	$—	$—	$—	$—

Total	$922,998,043	$34,261,835	$—	$957,259,878

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary ††	Investments in Preferred Stocks- Consumer Discretionary ††

Balance as of 12/31/10	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$—	$—

†† Shares received through corporate action and have $0 market value.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,958,130	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$1,958,130

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(47,337,566)	—	—	(47,337,566)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(47,337,566)	$—	$—	$(47,337,566)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,512,742)	—	—	(1,512,742)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,512,742)	$—	$—	$(1,512,742)

The Portfolio held futures contracts with an average notional balance of approximately $208,576,000 during the year ended December 31,2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$369,018,791
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$518,041,370

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$133,215,217
Aggregate gross unrealized depreciation	(51,432,307)

Net unrealized appreciation	$81,782,910

Federal income tax cost of investments	$873,518,838

For the year ended December 31, 2011, the Portfolio incurred approximately $6,292 as brokerage commissions with Sanford C. Bernstein & Co., LLC and $1,764 with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $638,001,243 of which $22,342,812 expires in the year 2016 and $615,658,431 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $24,814,493 during 2011.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $854,192,604)	$955,301,748
Cash	164,228,434
Dividends, interest and other receivables	2,077,510
Receivable from Separate Accounts for Trust shares sold	66,383
Receivable for securities sold	59,817
Other assets	1,719

Total assets	1,121,735,611

LIABILITIES
Payable for securities purchased	1,857,646
Investment management fees payable	689,791
Due to broker for futures variation margin	689,461
Payable to Separate Accounts for Trust shares redeemed	236,376
Administrative fees payable	170,817
Distribution fees payable - Class B	85,063
Trustees’ fees payable	22,715
Accrued expenses	105,951

Total liabilities	3,857,820

NET ASSETS	$1,117,877,791

Net assets were comprised of:
Paid in capital	$1,693,831,893
Accumulated undistributed net investment income (loss)	490,862
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(679,513,264)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	103,068,300

Net assets	$1,117,877,791

Class A
Net asset value, offering and redemption price per share, $33,205,100 / 3,634,741 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.14

Class B
Net asset value, offering and redemption price per share, $403,796,738 / 44,187,540 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.14

Class K
Net asset value, offering and redemption price per share, $680,875,953 / 74,530,822 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $86,346 foreign withholding tax)	$26,045,595
Interest	95,713

Total income	26,141,308

EXPENSES
Investment management fees	9,070,968
Administrative fees	1,895,428
Distribution fees - Class B	1,131,619
Custodian fees	143,200
Printing and mailing expenses	86,936
Professional fees	65,674
Trustees’ fees	17,040
Miscellaneous	24,667

Gross expenses	12,435,532
Less: Fees paid indirectly	(75,376)

Net expenses	12,360,156

NET INVESTMENT INCOME (LOSS)	13,781,152

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	64,547,832
Futures	(47,337,566)
Foreign currency transactions	(1,050)

Net realized gain (loss)	17,209,216

Change in unrealized appreciation (depreciation) on:
Securities	(88,984,403)
Futures	(1,512,742)
Foreign currency translations	(1,630)

Net change in unrealized appreciation (depreciation)	(90,498,775)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(73,289,559)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,508,407)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,781,152		$14,667,828
Net realized gain (loss) on investments, futures and foreign currency transactions	17,209,216		124,080,958
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(90,498,775)		40,837,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(59,508,407)		179,585,790

DIVIDENDS:
Dividends from net investment income
Class A	(821,923)		(9,665,084)
Class B	(4,458,615)		(4,071,334)
Class K†	(8,769,131)		—

TOTAL DIVIDENDS	(14,049,669)		(13,736,418)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,347,648 and 2,925,878 shares, respectively ]	23,307,082		26,423,937
Capital shares issued in reinvestment of dividends [ 92,905 and 1,003,656 shares, respectively ]	821,923		9,665,084
Capital shares repurchased [ (89,352,741) and (30,190,858) shares, respectively ]	(814,874,044	)(z)	(280,119,181)

Total Class A transactions	(790,745,039)		(244,030,160)

Class B
Capital shares sold [ 4,124,821 and 3,523,865 shares, respectively ]	39,646,706		31,489,680
Capital shares issued in reinvestment of dividends [ 503,793 and 422,744 shares, respectively ]	4,458,615		4,071,334
Capital shares repurchased [ (10,458,466) and (9,545,279) shares, respectively ]	(102,046,050)		(85,667,744)

Total Class B transactions	(57,940,729)		(50,106,730)

Class K†
Capital shares sold [ 75,746,207 and 0 shares, respectively ]	676,188,755	(z)	—
Capital shares issued in reinvestment of dividends [ 991,158 and 0 shares, respectively ]	8,769,131		—
Capital shares repurchased [ (2,206,543) and 0 shares, respectively ]	(19,743,796)		—

Total Class K transactions	665,214,090		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(183,471,678)		(294,136,890)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(257,029,754)		(128,287,518)
NET ASSETS:
Beginning of year	1,374,907,545		1,503,195,063

End of year (a)	$1,117,877,791		$1,374,907,545

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$490,862		$1,024,355

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Large Cap Value Portfolio exchanged approximately 75,097,387 Class A shares for approximately 75,097,387 Class K shares. This exchange amounted to approximately $670,375,386.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010	2009		2008	2007
Net asset value, beginning of year	$9.78		$8.72	$7.21		$11.79	$12.83

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.10 (e)	0.15	(e)	0.18 (e)	0.19	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.62)		1.07	1.53		(4.58)	0.29

Total from investment operations	(0.52)		1.17	1.68		(4.40)	0.48

Less distributions:
Dividends from net investment income	(0.12)		(0.11)	(0.17)		(0.16)	(0.18)
Distributions from net realized gains	—		—	—		(0.02)	(1.34)

Total dividends and distributions	(0.12)		(0.11)	(0.17)		(0.18)	(1.52)

Net asset value, end of year	$9.14		$9.78	$8.72		$7.21	$11.79

Total return	(5.23)%		13.39%	23.29%		(37.33)%	3.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$33,205		$885,584	$1,018,251		$1,180,738	$1,220,184
Ratio of expenses to average net assets:
After fees paid indirectly	0.90%		0.91%	0.82	%(c)	1.03%	1.01%
Before fees paid indirectly	0.91%		0.91%	0.93%		1.05%	1.07%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.01%		1.14%	2.04%		1.82%	1.44%
Before fees paid indirectly	1.01%		1.13%	1.92%		1.79%	1.38%
Portfolio turnover rate	37%		35%	77%		60%	77%

	Year Ended December 31,
Class B	2011		2010	2009		2008	2007
Net asset value, beginning of year	$9.78		$8.72	$7.21		$11.79	$12.83

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.08 (e)	0.13	(e)	0.15 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.63)		1.06	1.53		(4.57)	0.29

Total from investment operations	(0.54)		1.14	1.66		(4.42)	0.45

Less distributions:
Dividends from net investment income	(0.10)		(0.08)	(0.15)		(0.14)	(0.15)
Distributions from net realized gains	—		—	—		(0.02)	(1.34)

Total dividends and distributions	(0.10)		(0.08)	(0.15)		(0.16)	(1.49)

Net asset value, end of year	$9.14		$9.78	$8.72		$7.21	$11.79

Total return	(5.47)%		13.11%	22.97%		(37.49)%	3.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$403,797		$489,324	$484,944		$439,812	$718,323
Ratio of expenses to average net assets:
After fees paid indirectly	1.15	%(c)	1.16%	1.07	%(c)	1.28%	1.26	%(c)
Before fees paid indirectly	1.16%		1.16%	1.18%		1.30%	1.32%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.95%		0.89%	1.73%		1.53%	1.18%
Before fees paid indirectly	0.95%		0.88%	1.63%		1.51%	1.12%
Portfolio turnover rate	37%		35%	77%		60%	77%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.85

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.36

Total from investment operations	0.41

Less distributions:
Dividends from net investment income	(0.12)

Net asset value, end of period	$9.14

Total return (b)	4.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$680,876
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.90%
Before fees paid indirectly(a)	0.91%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	1.65%
Before fees paid indirectly (a)	1.65%
Portfolio turnover rate	37%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(7.58)%	1.17%	2.30%	2.30%
Portfolio – Class B Shares	(7.90)	0.91	2.04	2.04
Portfolio – Class K Shares**	(7.58)	1.17	2.30	2.30
Russell 2500™ Growth Index	(1.57)	2.89	5.23	5.23
Volatility Managed Index – Mid Cap Growth 2500	(7.02)	5.90	7.40	7.40

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (7.58)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2500™ Growth Index, returned (1.57)%, and the Volatility Managed Index – Mid Cap Growth 2500 returned (7.02)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, mid-capitalization U.S. growth equities, as measured by the Russell 2500TM Growth Index, posted a negative return. For the benchmark, only four of the ten sectors posted positive returns, led by Consumer Staples and Utilities, while Telecommunication Services and Materials were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Consumer Staples and Health Care sectors helped the Portfolio’s performance.

•	A large overweight to Green Mountain Coffee Roasters, Inc. in the Consumer Staples sector was the largest stock contributor.

•	A significantly underweight position in the Materials sector was beneficial to the Portfolio’s returns.

What hurt performance during the year:

•	Stock selection in the Industrials sector was detrimental to the Porfolio’s returns. Holdings in FLSmidth & Co., DigitalGlobe Inc., and Kforce Inc. all detracted from performance.

•	Stock selection in Consumer Discretionary and Financials sectors hurt overall returns.

•	Shutterfly Inc. (Consumer Discretionary sector) and Pharmasset Inc. (Health Care sector) were the largest stock detractors.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	20.9%
Consumer Discretionary	14.7
Industrials	14.7
Health Care	14.1
Energy	7.5
Financials	5.7
Materials	3.1
Consumer Staples	2.4
Telecommunication Services	0.7
Utilities	0.2
Cash and Other	16.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$841.38	$4.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.18	5.07
Class B
Actual	1,000.00	839.80	5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K†
Actual	1,000.00	1,038.93	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.11

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.00%, 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	1,772	$17,525
Amerigon, Inc.*	2,756	39,301
Cooper Tire & Rubber Co.	7,407	103,772
Dana Holding Corp.*	17,019	206,781
Dorman Products, Inc.*	1,368	50,520
Drew Industries, Inc.*	952	23,353
Exide Technologies, Inc.*	2,378	6,254
Gentex Corp.	40,011	1,183,925
Goodyear Tire & Rubber Co.*	30,203	427,977
Stoneridge, Inc.*	3,249	27,389
Tenneco, Inc.*	34,572	1,029,554
Tower International, Inc.*	793	8,517
Visteon Corp.*	345	17,229

		3,142,097

Automobiles (0.0%)
Tesla Motors, Inc.*	6,588	188,153
Winnebago Industries, Inc.*	3,546	26,170

		214,323

Distributors (0.5%)
Core-Mark Holding Co., Inc.	188	7,445
LKQ Corp.*	60,845	1,830,218
Pool Corp.	5,963	179,486

		2,017,149

Diversified Consumer Services (1.3%)
American Public Education, Inc.*	2,215	95,865
Archipelago Learning, Inc.*	901	8,713
Bridgepoint Education, Inc.*	2,215	50,945
Capella Education Co.*	1,782	64,241
Coinstar, Inc.*	34,981	1,596,533
DeVry, Inc.	6,922	266,220
Estacio Participacoes S.A.	58,700	566,151
Grand Canyon Education, Inc.*	66,158	1,055,882
Hillenbrand, Inc.	7,739	172,734
ITT Educational Services, Inc.*	3,286	186,940
K12, Inc.*	27,580	494,785
Matthews International Corp., Class A	1,419	44,599
National American University Holdings, Inc.	1,041	7,891
Sotheby’s, Inc.	8,358	238,454
Steiner Leisure Ltd.*	1,882	85,424
Strayer Education, Inc.	1,515	147,243
Universal Technical Institute, Inc.*	2,639	33,726
Weight Watchers International, Inc.	12,258	674,313

		5,790,659

Hotels, Restaurants & Leisure (2.6%)
AFC Enterprises, Inc.*	3,052	44,864
Ambassadors Group, Inc.	558	2,517
Ameristar Casinos, Inc.	3,976	68,745
Bally Technologies, Inc.*	4,968	196,534
Biglari Holdings, Inc.*	13	4,787
BJ’s Restaurants, Inc.*	22,266	1,009,095
Bravo Brio Restaurant Group, Inc.*	2,375	40,731
Brinker International, Inc.	9,060	242,446

Buffalo Wild Wings, Inc.*	19,169	$1,294,099
Caribou Coffee Co., Inc.*	760	10,602
Carrols Restaurant Group, Inc.*	1,547	17,899
CEC Entertainment, Inc.	2,462	84,816
Cheesecake Factory, Inc.*	7,149	209,823
Choice Hotels International, Inc.	329	12,519
Churchill Downs, Inc.	406	21,165
Cracker Barrel Old Country Store, Inc.	2,681	135,149
Denny’s Corp.*	8,953	33,663
DineEquity, Inc.*	1,917	80,917
Domino’s Pizza UK & IRL plc	122,067	763,019
Domino’s Pizza, Inc.*	2,733	92,785
Dunkin’ Brands Group, Inc.*	2,717	67,871
Einstein Noah Restaurant Group, Inc.	600	9,492
Interval Leisure Group, Inc.*	4,988	67,887
Jack in the Box, Inc.*	46,360	968,924
Jamba, Inc.*	8,344	10,931
Krispy Kreme Doughnuts, Inc.*	7,250	47,415
Life Time Fitness, Inc.*	4,758	222,437
Morgans Hotel Group Co.*	1,011	5,965
Orient-Express Hotels Ltd., Class A*	112,990	844,035
P.F. Chang’s China Bistro, Inc.	2,347	72,546
Panera Bread Co., Class A*	16,601	2,348,211
Papa John’s International, Inc.*	2,324	87,568
Peet’s Coffee & Tea, Inc.*	19,684	1,233,793
Pinnacle Entertainment, Inc.*	465	4,724
Red Robin Gourmet Burgers, Inc.*	1,443	39,971
Ruth’s Hospitality Group, Inc.*	794	3,946
Scientific Games Corp., Class A*	3,788	36,744
Shuffle Master, Inc.*	40,434	473,887
Six Flags Entertainment Corp.	5,156	212,633
Sonic Corp.*	7,519	50,603
Texas Roadhouse, Inc.	7,274	108,383
Town Sports International Holdings, Inc.*	1,057	7,769
Vail Resorts, Inc.	3,515	148,895

		11,440,805

Household Durables (1.0%)
American Greetings Corp., Class A	297	3,716
Ethan Allen Interiors, Inc.	1,040	24,658
Harman International Industries, Inc.	5,705	217,018
iRobot Corp.*	2,934	87,580
Jarden Corp.	33,970	1,015,024
Leggett & Platt, Inc.	13,264	305,603
Libbey, Inc.*	2,437	31,047
Skullcandy, Inc.*	208	2,604
Tempur-Pedic International, Inc.*	45,230	2,375,932
Tupperware Brands Corp.	7,124	398,730
Universal Electronics, Inc.*	691	11,657
Zagg, Inc.*	2,767	19,563

		4,493,132

Internet & Catalog Retail (0.9%)
Blue Nile, Inc.*	18,759	766,868
Gaiam, Inc., Class A*	11,985	38,831
Geeknet, Inc.*	538	9,173
HomeAway, Inc.*	24,798	576,554

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

HSN, Inc.	4,947	$179,378
Nutrisystem, Inc.	3,394	43,884
Overstock.com, Inc.*	1,445	11,329
PetMed Express, Inc.	2,691	27,933
priceline.com, Inc.*	1,754	820,363
Shutterfly, Inc.*	65,646	1,494,103
U.S. Auto Parts Network, Inc.*	1,966	8,591
Valuevision Media, Inc., Class A*	4,034	7,584

		3,984,591

Leisure Equipment & Products (0.3%)
Brunswick Corp.	53,320	962,959
Marine Products Corp.*	549	2,723
Polaris Industries, Inc.	8,008	448,288
Smith & Wesson Holding Corp.*	2,605	11,358
Sturm Ruger & Co., Inc.	2,344	78,430

		1,503,758

Media (1.1%)
Arbitron, Inc.	3,377	116,203
Belo Corp., Class A	3,398	21,408
Cinemark Holdings, Inc.	10,424	192,740
Crown Media Holdings, Inc., Class A*	1,200	1,452
Cumulus Media, Inc., Class A*	884	2,953
Digital Generation, Inc.*	2,605	31,052
DreamWorks Animation SKG, Inc., Class A*	30,970	513,947
Entravision Communications Corp., Class A	3,738	5,831
Global Sources Ltd.*	1,375	6,669
Interpublic Group of Cos., Inc.	21,266	206,918
John Wiley & Sons, Inc., Class A	5,758	255,655
Knology, Inc.*	3,572	50,722
Lamar Advertising Co., Class A*	2,146	59,015
Lions Gate Entertainment Corp.*	62,064	516,373
MDC Partners, Inc., Class A	3,083	41,682
Morningstar, Inc.	3,014	179,182
National CineMedia, Inc.	77,203	957,317
Nexstar Broadcasting Group, Inc., Class A*	389	3,050
Pandora Media, Inc.*	62,777	628,398
ReachLocal, Inc.*	1,228	7,589
Regal Entertainment Group, Class A	3,330	39,760
Rentrak Corp.*	1,194	17,050
Sinclair Broadcast Group, Inc., Class A	436	4,940
Sirius XM Radio, Inc.*	517,660	942,141
Valassis Communications, Inc.*	5,431	104,438
Value Line, Inc.	118	1,213
World Wrestling Entertainment, Inc., Class A	3,007	28,025

		4,935,723

Multiline Retail (0.3%)
99 Cents Only Stores*	673	14,772
Big Lots, Inc.*	2,683	101,310
Dollar Tree, Inc.*	15,280	1,269,921
Gordmans Stores, Inc.*	621	7,806

		1,393,809

Specialty Retail (3.9%)
Aaron’s, Inc.	6,930	$184,892
Abercrombie & Fitch Co., Class A	9,242	451,379
Aeropostale, Inc.*	9,992	152,378
America’s Car-Mart, Inc.*	597	23,390
ANN, Inc.*	6,443	159,658
Ascena Retail Group, Inc.*	7,770	230,924
AutoNation, Inc.*	2,355	86,829
Body Central Corp.*	1,451	36,217
Buckle, Inc.	3,333	136,220
CarMax, Inc.*	43,835	1,336,091
Cato Corp., Class A	3,433	83,079
Chico’s FAS, Inc.	14,528	161,842
Children’s Place Retail Stores, Inc.*	11,410	606,099
Citi Trends, Inc.*	25,000	219,500
Cost Plus, Inc.*	1,479	14,420
Destination Maternity Corp.	1,341	22,421
Dick’s Sporting Goods, Inc.	51,696	1,906,548
DSW, Inc., Class A	2,658	117,510
Express, Inc.*	51,531	1,027,528
Finish Line, Inc., Class A	1,962	37,837
Francesca’s Holdings Corp.*	186	3,218
Genesco, Inc.*	296	18,275
GNC Holdings, Inc., Class A*	41,665	1,206,202
Guess?, Inc.	34,120	1,017,458
hhgregg, Inc.*	135	1,951
Hibbett Sports, Inc.*	3,392	153,251
Jos. A. Bank Clothiers, Inc.*	3,421	166,808
Lumber Liquidators Holdings, Inc.*	2,854	50,402
Mattress Firm Holding Corp.*	21,237	492,486
Men’s Wearhouse, Inc.	1,088	35,262
Monro Muffler Brake, Inc.	3,783	146,743
PetSmart, Inc.	13,877	711,751
Pier 1 Imports, Inc.*	3,659	50,970
Ross Stores, Inc.	23,120	1,098,894
Rue21, Inc.*	1,830	39,528
Sally Beauty Holdings, Inc.*	10,756	227,274
Select Comfort Corp.*	6,042	131,051
Systemax, Inc.*	92	1,510
Teavana Holdings, Inc.*	5,439	102,144
Tractor Supply Co.	26,461	1,856,239
Ulta Salon Cosmetics & Fragrance, Inc.*	20,719	1,345,077
Urban Outfitters, Inc.*	12,000	330,720
Vitamin Shoppe, Inc.*	18,367	732,476
Williams-Sonoma, Inc.	6,770	260,645
Winmark Corp.	272	15,605
Zumiez, Inc.*	2,635	73,148

		17,263,850

Textiles, Apparel & Luxury Goods (2.1%)
Carter’s, Inc.*	5,266	209,639
Cherokee, Inc.	895	10,445
Coach, Inc.	14,410	879,586
Columbia Sportswear Co.	11,600	539,980
Crocs, Inc.*	10,967	161,983
Deckers Outdoor Corp.*	29,095	2,198,709
Fossil, Inc.*	6,423	509,729
G-III Apparel Group Ltd.*	2,089	52,037

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hanesbrands, Inc.*	58,126	$1,270,634
Iconix Brand Group, Inc.*	52,600	856,854
Kenneth Cole Productions, Inc., Class A*	289	3,061
Liz Claiborne, Inc.*	627	5,411
Maidenform Brands, Inc.*	2,926	53,546
Oxford Industries, Inc.	1,592	71,831
Perry Ellis International, Inc.*	123	1,749
PVH Corp.	1,105	77,891
R.G. Barry Corp.	141	1,703
Steven Madden Ltd.*	4,645	160,253
True Religion Apparel, Inc.*	3,162	109,342
Under Armour, Inc., Class A*	12,058	865,644
Vera Bradley, Inc.*	2,449	78,980
Warnaco Group, Inc.*	4,170	208,667
Wolverine World Wide, Inc.	32,342	1,152,669

		9,480,343

Total Consumer Discretionary		65,660,239

Consumer Staples (2.4%)
Beverages (0.4%)
Boston Beer Co., Inc., Class A*	9,525	1,034,034
Coca-Cola Bottling Co. Consolidated	565	33,081
Craft Brewers Alliance, Inc.*	402	2,420
Hansen Natural Corp.*	8,627	794,892
Heckmann Corp.*	5,656	37,612
National Beverage Corp.*	1,300	20,891
Primo Water Corp.*	1,226	3,727

		1,926,657

Food & Staples Retailing (0.5%)
Arden Group, Inc., Class A	87	7,831
Casey’s General Stores, Inc.	20,586	1,060,385
Chefs’ Warehouse, Inc.*	27,913	498,526
Fresh Market, Inc.*	3,478	138,772
Pantry, Inc.*	208	2,490
Pricesmart, Inc.	2,201	153,167
Rite Aid Corp.*	5,496	6,925
Ruddick Corp.	3,276	139,689
United Natural Foods, Inc.*	5,746	229,897

		2,237,682

Food Products (1.1%)
Alico, Inc.	127	2,460
B&G Foods, Inc.	3,393	81,670
Calavo Growers, Inc.	1,440	36,979
Cal-Maine Foods, Inc.	120	4,388
Corn Products International, Inc.	7,625	400,999
Darling International, Inc.*	14,471	192,320
Diamond Foods, Inc.	14,828	478,500
Dole Food Co., Inc.*	821	7,102
Farmer Bros Co.	248	1,895
Flowers Foods, Inc.	13,822	262,342
Green Mountain Coffee Roasters, Inc.*	20,937	939,024
Hain Celestial Group, Inc.*	25,384	930,577
J&J Snack Foods Corp.	1,762	93,879
Lancaster Colony Corp.	2,316	160,591
Lifeway Foods, Inc.*	716	6,902
Limoneira Co.	1,018	17,214

Omega Protein Corp.*	231	$1,647
Smart Balance, Inc.*	3,528	18,910
Tootsie Roll Industries, Inc.	2,691	63,696
TreeHouse Foods, Inc.*	16,283	1,064,583

		4,765,678

Household Products (0.1%)
Church & Dwight Co., Inc.	10,166	465,196
Oil-Dri Corp. of America	147	2,975
Spectrum Brands Holdings, Inc.*	1,625	44,525
WD-40 Co.	1,967	79,487

		592,183

Personal Products (0.3%)
Elizabeth Arden, Inc.*	2,447	90,637
Female Health Co.	2,500	11,275
Herbalife Ltd.	14,577	753,194
Inter Parfums, Inc.	1,982	30,840
Medifast, Inc.*	1,734	23,791
Nature’s Sunshine Products, Inc.*	1,370	21,262
Nu Skin Enterprises, Inc., Class A	6,774	329,013
Schiff Nutrition International, Inc.*	392	4,194
Synutra International, Inc.*	2,061	10,429
USANA Health Sciences, Inc.*	839	25,480

		1,300,115

Tobacco (0.0%)
Star Scientific, Inc.*	11,761	25,639
Vector Group Ltd.	4,070	72,283

		97,922

Total Consumer Staples		10,920,237

Energy (7.5%)
Energy Equipment & Services (3.0%)
Atwood Oceanics, Inc.*	2,006	79,819
Basic Energy Services, Inc.*	2,981	58,726
C&J Energy Services, Inc.*	23,265	486,936
Cal Dive International, Inc.*	7,254	16,321
CARBO Ceramics, Inc.	2,374	292,785
Complete Production Services, Inc.*	42,650	1,431,334
Core Laboratories N.V.	5,575	635,271
Dawson Geophysical Co.*	269	10,634
Dresser-Rand Group, Inc.*	9,327	465,511
Dril-Quip, Inc.*	16,940	1,114,991
Ensco plc (ADR)	15,240	715,061
Geokinetics, Inc.*	1,311	2,819
Global Geophysical Services, Inc.*	2,230	14,986
Gulf Island Fabrication, Inc.	258	7,536
Gulfmark Offshore, Inc., Class A*	519	21,803
Helmerich & Payne, Inc.	10,823	631,630
ION Geophysical Corp.*	16,387	100,452
Key Energy Services, Inc.*	80,429	1,244,237
Lufkin Industries, Inc.	3,771	253,826
Matrix Service Co.*	600	5,664
Mitcham Industries, Inc.*	821	17,931
Newpark Resources, Inc.*	765	7,267
Oceaneering International, Inc.	35,121	1,620,132
Oil States International, Inc.*	20,539	1,568,563

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

OYO Geospace Corp.*	536	$41,449
Patterson-UTI Energy, Inc.	2,123	42,417
Pioneer Drilling Co.*	77,154	746,851
RigNet, Inc.*	714	11,952
Rowan Cos., Inc.*	2,603	78,949
RPC, Inc.	5,314	96,980
Superior Energy Services, Inc.*	37,750	1,073,610
Tesco Corp.*	3,020	38,173
TETRA Technologies, Inc.*	1,062	9,919
Tidewater, Inc.	14,062	693,257
Willbros Group, Inc.*	910	3,340

		13,641,132

Oil, Gas & Consumable Fuels (4.5%)
Abraxas Petroleum Corp.*	10,155	33,511
Alon USA Energy, Inc.	1,061	9,241
Amyris, Inc.*	2,178	25,134
Apco Oil and Gas International, Inc.	1,143	93,406
Approach Resources, Inc.*	2,221	65,320
Arch Coal, Inc.	2,705	39,250
ATP Oil & Gas Corp.*	5,502	40,495
Berry Petroleum Co., Class A	6,372	267,751
Bill Barrett Corp.*	10,342	352,352
BPZ Resources, Inc.*	3,474	9,866
Bumi plc*	24,881	340,034
Cabot Oil & Gas Corp.	28,599	2,170,664
Callon Petroleum Co.*	4,832	24,015
Carrizo Oil & Gas, Inc.*	4,817	126,928
Cheniere Energy, Inc.*	10,200	88,638
Chesapeake Energy Corp.	28,680	639,277
Clayton Williams Energy, Inc.*	729	55,317
Clean Energy Fuels Corp.*	6,128	76,355
Cloud Peak Energy, Inc.*	1,553	30,004
Cobalt International Energy, Inc.*	36,579	567,706
Comstock Resources, Inc.*	37,100	567,630
Consol Energy, Inc.	14,990	550,133
Contango Oil & Gas Co.*	1,507	87,677
Crosstex Energy, Inc.	4,469	56,488
CVR Energy, Inc.*	10,859	203,389
Energy XXI Bermuda Ltd.*	9,317	297,026
Evolution Petroleum Corp.*	1,958	15,762
EXCO Resources, Inc.	16,899	176,595
Forest Oil Corp.*	11,035	149,524
FX Energy, Inc.*	6,497	31,186
Genel Energy plc*	52,698	634,260
GeoResources, Inc.*	965	28,284
Gevo, Inc.*	723	4,548
GMX Resources, Inc.*	2,369	2,961
Golar LNG Ltd.	4,880	216,916
Goodrich Petroleum Corp.*	3,201	43,950
Gulfport Energy Corp.*	5,516	162,446
Hallador Energy Co.	465	4,617
HollyFrontier Corp.	23,501	549,923
Houston American Energy Corp.*	2,057	25,075
Hyperdynamics Corp.*	19,241	47,140
Isramco, Inc.*	139	12,449
James River Coal Co.*	47,600	329,392
Karoon Gas Australia Ltd.*	38,090	175,703
KiOR, Inc., Class A*	748	7,615
Kodiak Oil & Gas Corp.*	114,491	1,087,664

Magnum Hunter Resources Corp.*	13,769	$74,215
McMoRan Exploration Co.*	12,152	176,812
Newfield Exploration Co.*	17,790	671,217
Northern Oil and Gas, Inc.*	7,811	187,308
Oasis Petroleum, Inc.*	34,760	1,011,168
Panhandle Oil and Gas, Inc., Class A	885	29,037
Patriot Coal Corp.*	10,537	89,248
Petroleum Development Corp.*	32,100	1,127,031
PetroQuest Energy, Inc.*	1,611	10,633
Pioneer Natural Resources Co.	10,270	918,960
Quicksilver Resources, Inc.*	978	6,562
Rentech, Inc.*	28,612	37,482
Resolute Energy Corp.*	67,839	732,661
Rex Energy Corp.*	3,684	54,376
Rosetta Resources, Inc.*	6,554	285,099
Sanchez Energy Corp.*	11,900	205,394
SandRidge Energy, Inc.*	50,722	413,892
SM Energy Co.	18,386	1,344,017
Solazyme, Inc.*	1,031	12,269
Southwestern Energy Co.*	17,380	555,117
Stone Energy Corp.*	6,059	159,836
Syntroleum Corp.*	11,089	10,645
Targa Resources Corp.	2,035	82,804
Triangle Petroleum Corp.*	2,534	15,128
Uranerz Energy Corp.*	7,970	14,505
Uranium Energy Corp.*	8,800	26,928
Uranium Resources, Inc.*	11,514	8,359
Ur-Energy, Inc.*	10,420	8,951
VAALCO Energy, Inc.*	727	4,391
Venoco, Inc.*	921	6,235
Voyager Oil & Gas, Inc.*	4,202	10,799
W&T Offshore, Inc.	4,306	91,330
Warren Resources, Inc.*	1,479	4,822
Western Refining, Inc.*	6,128	81,441
Westmoreland Coal Co.*	327	4,169
Whiting Petroleum Corp.*	16,400	765,716
World Fuel Services Corp.	4,974	208,809
Zion Oil & Gas, Inc.*	3,067	6,778

		19,977,761

Total Energy		33,618,893

Financials (5.7%)
Capital Markets (1.7%)
Affiliated Managers Group, Inc.*	20,599	1,976,474
Artio Global Investors, Inc.	3,553	17,339
BGC Partners, Inc., Class A	9,345	55,509
Cohen & Steers, Inc.	1,823	52,685
Diamond Hill Investment Group, Inc.	300	22,194
Duff & Phelps Corp., Class A	3,747	54,332
Eaton Vance Corp.	14,704	347,603
Epoch Holding Corp.	1,900	42,237
Evercore Partners, Inc., Class A	39,733	1,057,692
Federated Investors, Inc., Class B	9,059	137,244
Financial Engines, Inc.*	4,736	105,755
GAMCO Investors, Inc., Class A	529	23,006
Greenhill & Co., Inc.	3,665	133,296
HFF, Inc., Class A*	3,578	36,961
ICG Group, Inc.*	345	2,663

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Ladenburg Thalmann Financial Services, Inc.*	13,100	$32,488
Lazard Ltd., Class A	47,688	1,245,134
LPL Investment Holdings, Inc.*	3,571	109,058
Manning & Napier, Inc.*	47,348	591,377
Pzena Investment Management, Inc., Class A	949	4,109
SEI Investments Co.	18,046	313,098
Stifel Financial Corp.*	29,538	946,693
Virtus Investment Partners, Inc.*	633	48,114
Waddell & Reed Financial, Inc., Class A	10,690	264,791
Westwood Holdings Group, Inc.	804	29,386

		7,649,238

Commercial Banks (1.7%)
Arrow Financial Corp.	61	1,430
Bank of the Ozarks, Inc.	540	16,000
Bridge Bancorp, Inc.	321	6,388
Bryn Mawr Bank Corp.	183	3,567
Enterprise Financial Services Corp.	268	3,966
First Financial Bankshares, Inc.	1,786	59,706
Hampton Roads Bankshares, Inc.*	1,208	3,310
Hancock Holding Co.	21,500	687,355
IBERIABANK Corp.	17,146	845,298
Investors Bancorp, Inc.*	709	9,557
M&T Bank Corp.	10,700	816,838
MB Financial, Inc.	46,100	788,310
Regions Financial Corp.	203,800	876,340
Signature Bank/New York*	53,720	3,222,663
SVB Financial Group*	1,179	56,226
SY Bancorp, Inc.	300	6,159
Taylor Capital Group, Inc.*	479	4,656
Westamerica Bancorp	1,629	71,513

		7,479,282

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	861	7,706
Cash America International, Inc.	1,216	56,702
Credit Acceptance Corp.*	825	67,881
DFC Global Corp.*	5,372	97,018
EZCORP, Inc., Class A*	5,804	153,052
First Cash Financial Services, Inc.*	3,745	131,412
Green Dot Corp., Class A*	2,731	85,262
Imperial Holdings, Inc.*	1,833	3,446
Netspend Holdings, Inc.*	63,276	513,168
World Acceptance Corp.*	1,817	133,550

		1,249,197

Diversified Financial Services (0.3%)
CBOE Holdings, Inc.	6,509	168,323
Justice Holdings Ltd.*	41,190	550,125
MarketAxess Holdings, Inc.	3,565	107,342
MSCI, Inc., Class A*	14,748	485,652
NASDAQ OMX Group, Inc.*	1,867	45,760

		1,357,202

Insurance (0.1%)
Amtrust Financial Services, Inc.	373	$8,859
Crawford & Co., Class B	3,169	19,521
Erie Indemnity Co., Class A	3,421	267,385
Flagstone Reinsurance Holdings S.A.	359	2,976
Greenlight Capital Reinsurance Ltd., Class A*	775	18,344
Hallmark Financial Services*	583	4,075
State Auto Financial Corp.	206	2,800
Validus Holdings Ltd.	1,314	41,391

		365,351

Real Estate Investment Trusts (REITs) (1.4%)
Acadia Realty Trust (REIT)	1,101	22,174
Alexander’s, Inc. (REIT)	253	93,618
American Assets Trust, Inc. (REIT)	3,752	76,954
American Campus Communities, Inc. (REIT)	3,712	155,756
Apartment Investment & Management Co. (REIT), Class A	10,022	229,604
Associated Estates Realty Corp. (REIT)	329	5,248
Camden Property Trust (REIT)	6,257	389,436
CBL & Associates Properties, Inc. (REIT)	5,724	89,867
Cogdell Spencer, Inc. (REIT)	1,442	6,129
Corporate Office Properties Trust/Maryland (REIT)	2,771	58,911
Digital Realty Trust, Inc. (REIT)	12,311	820,774
DuPont Fabros Technology, Inc. (REIT)	2,771	67,114
EastGroup Properties, Inc. (REIT)	1,557	67,698
Equity Lifestyle Properties, Inc. (REIT)	2,605	173,727
Essex Property Trust, Inc. (REIT)	2,250	316,147
Extra Space Storage, Inc. (REIT)	4,504	109,132
Federal Realty Investment Trust (REIT)	5,822	528,347
FelCor Lodging Trust, Inc. (REIT)*	7,681	23,427
Getty Realty Corp. (REIT)	1,477	20,604
Gladstone Commercial Corp. (REIT)	488	8,564
Glimcher Realty Trust (REIT)	11,048	101,642
Highwoods Properties, Inc. (REIT)	6,761	200,599
Home Properties, Inc. (REIT)	5,820	335,057
Investors Real Estate Trust (REIT)	1,866	13,612
Kilroy Realty Corp. (REIT)	3,557	135,415
LTC Properties, Inc. (REIT)	691	21,324
Macerich Co. (REIT)	5,797	293,328
Mid-America Apartment Communities, Inc. (REIT)	4,537	283,789
National Health Investors, Inc. (REIT)	1,350	59,373
Newcastle Investment Corp. (REIT)	11,722	54,507

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT)	11,898	$230,226
Potlatch Corp. (REIT)	2,701	84,028
PS Business Parks, Inc. (REIT)	467	25,886
Rayonier, Inc. (REIT)	15,049	671,637
Sabra Health Care REIT, Inc. (REIT)	1,135	13,722
Saul Centers, Inc. (REIT)	905	32,055
Strategic Hotels & Resorts, Inc. (REIT)*	5,464	29,342
Tanger Factory Outlet Centers (REIT)	10,266	300,999
UDR, Inc. (REIT)	1,899	47,665
Universal Health Realty Income Trust (REIT)	671	26,169
Urstadt Biddle Properties, Inc. (REIT), Class A	363	6,563
Washington Real Estate Investment Trust (REIT)	2,125	58,119

		6,288,288

Real Estate Management & Development (0.1%)
Jones Lang LaSalle, Inc.	4,118	252,269
Tejon Ranch Co.*	1,752	42,889

		295,158

Thrifts & Mortgage Finance (0.1%)
Apollo Residential Mortgage, Inc.	878	13,398
Hudson City Bancorp, Inc.	5,937	37,106
Northwest Bancshares, Inc.	33,500	416,740
People’s United Financial, Inc.	8,772	112,720
TrustCo Bank Corp./New York	685	3,843
Walker & Dunlop, Inc.*	1,313	16,492
Westfield Financial, Inc.	908	6,683

		606,982

Total Financials		25,290,698

Health Care (14.1%)
Biotechnology (3.0%)
Achillion Pharmaceuticals, Inc.*	5,919	45,103
Acorda Therapeutics, Inc.*	4,928	117,484
Aegerion Pharmaceuticals, Inc.*	27,334	457,571
Affymax, Inc.*	2,139	14,139
Alkermes plc*	11,781	204,518
Allos Therapeutics, Inc.*	7,915	11,239
Alnylam Pharmaceuticals, Inc.*	4,400	35,860
AMAG Pharmaceuticals, Inc.*	299	5,654
Amarin Corp. plc (ADR)*	110,930	830,866
Amicus Therapeutics, Inc.*	1,915	6,588
Amylin Pharmaceuticals, Inc.*	22,766	259,077
Anacor Pharmaceuticals, Inc.*	1,235	7,657
Anthera Pharmaceuticals, Inc.*	2,470	15,166
Ardea Biosciences, Inc.*	2,073	34,847
Arena Pharmaceuticals, Inc.*	1,475	2,758
ARIAD Pharmaceuticals, Inc.*	57,110	699,598
ArQule, Inc.*	53,372	301,018
Array BioPharma, Inc.*	3,219	6,953
Astex Pharmaceuticals*	550	1,039
AVEO Pharmaceuticals, Inc.*	27,064	465,501
AVI BioPharma, Inc.*	16,100	11,995
BioCryst Pharmaceuticals, Inc.*	3,595	8,880

BioMarin Pharmaceutical, Inc.*	13,716	$471,556
BioMimetic Therapeutics, Inc.*	995	2,836
BioSante Pharmaceuticals, Inc.*	12,874	6,464
Biospecifics Technologies Corp.*	662	11,002
Biotime, Inc.*	3,088	17,941
Cell Therapeutics, Inc.*	20,929	24,278
Celldex Therapeutics, Inc.*	847	2,202
Cepheid, Inc.*	29,304	1,008,351
Chelsea Therapeutics International Ltd.*	64,548	331,131
Cleveland Biolabs, Inc.*	3,841	10,985
Clovis Oncology, Inc.*	973	13,710
Codexis, Inc.*	3,014	15,974
Cubist Pharmaceuticals, Inc.*	7,413	293,703
Curis, Inc.*	6,735	31,520
Cytori Therapeutics, Inc.*	4,400	9,680
DUSA Pharmaceuticals, Inc.*	3,007	13,171
Dyax Corp.*	10,081	13,710
Dynavax Technologies Corp.*	18,419	61,151
Emergent Biosolutions, Inc.*	3,003	50,571
Enzon Pharmaceuticals, Inc.*	325	2,177
Exact Sciences Corp.*	4,464	36,248
Exelixis, Inc.*	15,801	74,818
Genomic Health, Inc.*	2,096	53,217
Geron Corp.*	3,587	5,309
GTx, Inc.*	2,876	9,663
Halozyme Therapeutics, Inc.*	10,125	96,289
Horizon Pharma, Inc.*	373	1,492
Human Genome Sciences, Inc.*	23,463	173,392
Idenix Pharmaceuticals, Inc.*	1,911	14,227
Immunogen, Inc.*	6,667	77,204
Immunomedics, Inc.*	8,184	27,253
Incyte Corp.*	10,947	164,314
Infinity Pharmaceuticals, Inc.*	2,324	20,544
Inhibitex, Inc.*	5,762	63,036
InterMune, Inc.*	44,364	558,986
Ironwood Pharmaceuticals, Inc.*	30,296	362,643
Isis Pharmaceuticals, Inc.*	12,297	88,661
Keryx Biopharmaceuticals, Inc.*	8,843	22,373
Lexicon Pharmaceuticals, Inc.*	8,200	10,578
Ligand Pharmaceuticals, Inc., Class B*	2,443	28,998
MannKind Corp.*	9,533	23,833
Medivation, Inc.*	3,882	178,999
Metabolix, Inc.*	2,880	13,104
Micromet, Inc.*	5,807	41,752
Momenta Pharmaceuticals, Inc.*	5,700	99,123
Myriad Genetics, Inc.*	10,609	222,152
Nabi Biopharmaceuticals*	5,342	10,043
Neurocrine Biosciences, Inc.*	4,406	37,451
NewLink Genetics Corp.*	633	4,456
Novavax, Inc.*	8,207	10,341
NPS Pharmaceuticals, Inc.*	10,629	70,045
Nymox Pharmaceutical Corp.*	2,019	16,596
OncoGenex Pharmaceutical, Inc.*	1,192	13,994
Oncothyreon, Inc.*	3,664	27,773
Onyx Pharmaceuticals, Inc.*	13,545	595,303
Opko Health, Inc.*	13,457	65,939
Orexigen Therapeutics, Inc.*	4,055	6,529
Osiris Therapeutics, Inc.*	1,972	10,550
PDL BioPharma, Inc.	14,298	88,648

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Peregrine Pharmaceuticals, Inc.*	8,487	$8,742
Pharmacyclics, Inc.*	40,969	607,161
Pharmasset, Inc.*	13,490	1,729,418
PharmAthene, Inc.*	4,373	5,554
Progenics Pharmaceuticals, Inc.*	2,715	23,186
Raptor Pharmaceutical Corp.*	5,669	35,488
Regeneron Pharmaceuticals, Inc.*	12,948	717,708
Rigel Pharmaceuticals, Inc.*	6,352	50,117
Sangamo BioSciences, Inc.*	6,700	19,028
Savient Pharmaceuticals, Inc.*	6,260	13,960
Sciclone Pharmaceuticals, Inc.*	4,307	18,477
Seattle Genetics, Inc.*	11,930	199,410
SIGA Technologies, Inc.*	4,254	10,720
Spectrum Pharmaceuticals, Inc.*	6,997	102,366
Sunesis Pharmaceuticals, Inc.*	3,232	3,781
Synta Pharmaceuticals Corp.*	2,925	13,660
Targacept, Inc.*	3,406	18,971
Theravance, Inc.*	7,129	157,551
Trius Therapeutics, Inc.*	767	5,484
United Therapeutics Corp.*	6,400	302,400
Vanda Pharmaceuticals, Inc.*	3,281	15,618
Vical, Inc.*	7,894	34,813
Zalicus, Inc.*	5,645	6,830
ZIOPHARM Oncology, Inc.*	6,991	30,830
Zogenix, Inc.*	2,789	6,247

		13,499,020

Health Care Equipment & Supplies (4.0%)
Abaxis, Inc.*	2,759	76,342
ABIOMED, Inc.*	3,895	71,941
Accuray, Inc.*	7,431	31,433
Align Technology, Inc.*	7,584	179,930
Analogic Corp.	1,164	66,720
Antares Pharma, Inc.*	10,783	23,723
ArthroCare Corp.*	3,405	107,870
AtriCure, Inc.*	1,719	19,081
Atrion Corp.	193	46,364
Bacterin International Holdings, Inc.*	2,690	7,693
Biolase Technology, Inc.*	826	2,123
Cardiovascular Systems, Inc.*	1,631	16,065
Cerus Corp.*	5,371	15,039
Conceptus, Inc.*	3,745	47,337
Cooper Cos., Inc.	1,543	108,812
CryoLife, Inc.*	317	1,522
Cyberonics, Inc.*	3,513	117,685
Delcath Systems, Inc.*	5,966	18,196
DexCom, Inc.*	103,291	961,639
DynaVox, Inc., Class A*	886	3,225
Edwards Lifesciences Corp.*	21,320	1,507,324
Endologix, Inc.*	6,076	69,752
Exactech, Inc.*	690	11,364
Gen-Probe, Inc.*	25,183	1,488,819
Haemonetics Corp.*	3,039	186,048
Hansen Medical, Inc.*	5,781	14,915
HeartWare International, Inc.*	25,256	1,742,664
Hill-Rom Holdings, Inc.	7,075	238,357
Hologic, Inc.*	77,190	1,351,597
ICU Medical, Inc.*	352	15,840
IDEXX Laboratories, Inc.*	7,054	542,876
Insulet Corp.*	5,683	107,011

Integra LifeSciences Holdings Corp.*	2,403	$74,084
Intuitive Surgical, Inc.*	3,140	1,453,851
Invacare Corp.	208	3,180
IRIS International, Inc.*	1,601	14,969
Kensey Nash Corp.*	1,045	20,054
MAKO Surgical Corp.*	3,957	99,756
Masimo Corp.*	6,522	121,864
Medical Action Industries, Inc.*	859	4,493
Meridian Bioscience, Inc.	5,120	96,461
Merit Medical Systems, Inc.*	4,891	65,442
Natus Medical, Inc.*	1,882	17,747
Neogen Corp.*	22,069	676,194
Neoprobe Corp.*	11,949	31,306
NuVasive, Inc.*	4,908	61,792
NxStage Medical, Inc.*	44,919	798,660
OraSure Technologies, Inc.*	5,796	52,802
Orthofix International N.V.*	2,255	79,444
Quidel Corp.*	3,513	53,152
ResMed, Inc.*	18,747	476,174
Rockwell Medical Technologies, Inc.*	1,976	16,737
RTI Biologics, Inc.*	463	2,056
Sirona Dental Systems, Inc.*	22,058	971,434
SonoSite, Inc.*	1,714	92,316
Spectranetics Corp.*	4,169	30,100
STAAR Surgical Co.*	3,922	41,142
Stereotaxis, Inc.*	5,419	4,463
STERIS Corp.	7,317	218,193
Symmetry Medical, Inc.*	1,099	8,781
Synergetics USA, Inc.*	2,705	19,963
Synovis Life Technologies, Inc.*	1,480	41,188
Thoratec Corp.*	27,979	938,975
Tornier N.V.*	1,298	23,364
Unilife Corp.*	6,999	21,837
Uroplasty, Inc.*	2,215	9,414
Vascular Solutions, Inc.*	2,208	24,575
Volcano Corp.*	56,145	1,335,690
West Pharmaceutical Services, Inc.	2,277	86,412
Young Innovations, Inc.	238	7,052
Zeltiq Aesthetics, Inc.*	31,478	357,590
Zoll Medical Corp.*	2,707	171,028

		17,823,042

Health Care Providers & Services (3.3%)
Accretive Health, Inc.*	4,946	113,659
Air Methods Corp.*	1,403	118,483
Alliance HealthCare Services, Inc.*	3,106	3,914
AMERIGROUP Corp.*	24,390	1,440,961
AMN Healthcare Services, Inc.*	2,147	9,511
Bio-Reference Labs, Inc.*	3,115	50,681
BioScrip, Inc.*	3,756	20,508
Brookdale Senior Living, Inc.*	10,478	182,212
Capital Senior Living Corp.*	1,079	8,567
Cardinal Health, Inc.	15,440	627,018
CardioNet, Inc.*	822	1,948
Catalyst Health Solutions, Inc.*	41,008	2,132,416
Centene Corp.*	33,838	1,339,646
Chemed Corp.	2,440	124,952
Chindex International, Inc.*	630	5,368

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Corvel Corp.*	773	$39,972
Emeritus Corp.*	3,774	66,083
Ensign Group, Inc.	2,013	49,319
ExamWorks Group, Inc.*	3,340	31,663
Hanger Orthopedic Group, Inc.*	2,166	40,483
Health Management Associates, Inc., Class A*	31,215	230,055
Healthspring, Inc.*	22,854	1,246,457
HMS Holdings Corp.*	69,022	2,207,324
IPC The Hospitalist Co., Inc.*	2,033	92,949
Landauer, Inc.	1,160	59,740
LHC Group, Inc.*	109	1,398
Lincare Holdings, Inc.	10,956	281,679
MEDNAX, Inc.*	24,695	1,778,287
MedQuist Holdings, Inc.*	3,895	37,470
Metropolitan Health Networks, Inc.*	5,250	39,218
Molina Healthcare, Inc.*	2,088	46,625
MWI Veterinary Supply, Inc.*	9,543	634,037
National Research Corp.	214	8,305
Owens & Minor, Inc.	6,410	178,134
Patterson Cos., Inc.	4,771	140,840
Providence Service Corp.*	346	4,761
PSS World Medical, Inc.*	6,865	166,064
RadNet, Inc.*	3,740	7,966
Select Medical Holdings Corp.*	1,216	10,312
Skilled Healthcare Group, Inc., Class A*	302	1,649
Sunrise Senior Living, Inc.*	5,323	34,493
Team Health Holdings, Inc.*	3,292	72,654
Tenet Healthcare Corp.*	3,352	17,196
U.S. Physical Therapy, Inc.	1,450	28,536
Universal Health Services, Inc., Class B	11,036	428,859
Vanguard Health Systems, Inc.*	34,119	348,696
WellCare Health Plans, Inc.*	5,262	276,255

		14,787,323

Health Care Technology (1.2%)
Allscripts Healthcare Solutions, Inc.*	63,458	1,201,895
athenahealth, Inc.*	4,313	211,855
Computer Programs & Systems, Inc.	1,367	69,867
Epocrates, Inc.*	712	5,554
HealthStream, Inc.*	2,152	39,704
MedAssets, Inc.*	4,844	44,807
Medidata Solutions, Inc.*	2,602	56,594
Merge Healthcare, Inc.*	6,837	33,159
Omnicell, Inc.*	1,993	32,924
Quality Systems, Inc.	18,072	668,483
SXC Health Solutions Corp.*	48,491	2,738,772
Transcend Services, Inc.*	1,096	26,008

		5,129,622

Life Sciences Tools & Services (0.9%)
BG Medicine, Inc.*	784	3,700
Bruker Corp.*	10,472	130,062
Charles River Laboratories International, Inc.*	6,385	174,502
Complete Genomics, Inc.*	1,220	3,575
Covance, Inc.*	7,423	339,380

Enzo Biochem, Inc.*	466	$1,044
eResearchTechnology, Inc.*	3,185	14,938
Fluidigm Corp.*	788	10,370
Luminex Corp.*	4,661	98,953
Medtox Scientific, Inc.*	917	12,884
Mettler-Toledo International, Inc.*	3,955	584,193
Pacific Biosciences of California, Inc.*	941	2,635
PAREXEL International Corp.*	85,138	1,765,762
Sequenom, Inc.*	8,541	38,007
Techne Corp.	4,589	313,245
Waters Corp.*	7,150	529,457

		4,022,707

Pharmaceuticals (1.7%)
Acura Pharmaceuticals, Inc.*	1,300	4,537
Akorn, Inc.*	44,896	499,244
Alimera Sciences, Inc.*	1,370	1,713
Ampio Pharmaceuticals, Inc.*	2,430	10,376
Auxilium Pharmaceuticals, Inc.*	53,681	1,069,862
AVANIR Pharmaceuticals, Inc., Class A*	13,770	28,229
Cadence Pharmaceuticals, Inc.*	57,698	227,907
Columbia Laboratories, Inc.*	7,297	18,243
Corcept Therapeutics, Inc.*	5,038	17,230
Depomed, Inc.*	6,665	34,525
Durect Corp.*	9,408	11,101
Endo Pharmaceuticals Holdings, Inc.*	14,261	492,432
Endocyte, Inc.*	2,046	7,693
Hi-Tech Pharmacal Co., Inc.*	406	15,789
Impax Laboratories, Inc.*	53,772	1,084,581
ISTA Pharmaceuticals, Inc.*	3,975	28,024
Jazz Pharmaceuticals, Inc.*	2,732	105,537
KV Pharmaceutical Co., Class A*	4,211	5,895
Lannett Co., Inc.*	800	3,536
MAP Pharmaceuticals, Inc.*	2,702	35,585
Medicines Co.*	3,841	71,596
Medicis Pharmaceutical Corp., Class A	6,289	209,109
Nektar Therapeutics*	8,934	49,986
Neostem, Inc.*	4,782	2,425
Obagi Medical Products, Inc.*	2,311	23,480
Optimer Pharmaceuticals, Inc.*	22,775	278,766
Pacira Pharmaceuticals, Inc.*	599	5,181
Pain Therapeutics, Inc.*	4,593	17,453
Par Pharmaceutical Cos., Inc.*	3,099	101,430
Pernix Therapeutics Holdings*	388	3,593
Pozen, Inc.*	3,000	11,850
Questcor Pharmaceuticals, Inc.*	18,477	768,274
Sagent Pharmaceuticals, Inc.*	13,018	273,378
Salix Pharmaceuticals Ltd.*	36,710	1,756,574
Santarus, Inc.*	6,656	22,031
Sucampo Pharmaceuticals, Inc., Class A*	1,515	6,711
Transcept Pharmaceuticals, Inc.*	481	3,766
Vivus, Inc.*	10,974	106,997
XenoPort, Inc.*	3,500	13,335

		7,427,974

Total Health Care		62,689,688

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Industrials (14.7%)
Aerospace & Defense (1.3%)
AAR Corp.	1,241	$23,790
Aerovironment, Inc.*	2,091	65,804
Alliant Techsystems, Inc.	283	16,176
American Science & Engineering, Inc.	1,137	77,441
Astronics Corp.*	1,219	43,652
BE Aerospace, Inc.*	11,354	439,513
Cubic Corp.	866	37,749
DigitalGlobe, Inc.*	57,650	986,392
GenCorp, Inc.*	5,320	28,302
GeoEye, Inc.*	161	3,578
HEICO Corp.	5,161	301,815
Hexcel Corp.*	99,818	2,416,594
KEYW Holding Corp.*	66,204	489,910
LMI Aerospace, Inc.*	564	9,898
Moog, Inc., Class A*	541	23,766
National Presto Industries, Inc.	600	56,160
Orbital Sciences Corp.*	3,061	44,476
Spirit AeroSystems Holdings, Inc., Class A*	2,991	62,153
Taser International, Inc.*	6,813	34,883
Teledyne Technologies, Inc.*	1,273	69,824
TransDigm Group, Inc.*	6,151	588,528
Triumph Group, Inc.	542	31,680

		5,852,084

Air Freight & Logistics (0.4%)
Atlas Air Worldwide Holdings, Inc.*	13,173	506,238
Forward Air Corp.	3,661	117,335
Hub Group, Inc., Class A*	32,062	1,039,771
Pacer International, Inc.*	488	2,611
Park-Ohio Holdings Corp.*	1,064	18,982
UTi Worldwide, Inc.	11,456	152,250

		1,837,187

Airlines (0.5%)
Alaska Air Group, Inc.*	247	18,547
Allegiant Travel Co.*	28,432	1,516,563
AMR Corp.*	19,378	6,782
Copa Holdings S.A., Class A	3,124	183,285
JetBlue Airways Corp.*	132,800	690,560

		2,415,737

Building Products (0.5%)
AAON, Inc.	2,342	47,988
Ameresco, Inc., Class A*	2,170	29,772
Armstrong World Industries, Inc.*	258	11,319
Lennox International, Inc.	6,595	222,581
Owens Corning, Inc.*	27,900	801,288
Simpson Manufacturing Co., Inc.	28,300	952,578
Trex Co., Inc.*	1,984	45,453
USG Corp.*	6,255	63,551

		2,174,530

Commercial Services & Supplies (1.4%)
A.T. Cross Co., Class A*	1,057	11,923
ABM Industries, Inc.	1,791	36,930
American Reprographics Co.*	686	3,149
Avery Dennison Corp.	816	23,403

Brink’s Co.	5,004	$134,508
Casella Waste Systems, Inc., Class A*	2,660	17,024
Cenveo, Inc.*	3,665	12,461
Clean Harbors, Inc.*	12,206	777,888
Consolidated Graphics, Inc.*	1,010	48,763
Copart, Inc.*	6,835	327,328
Corrections Corp. of America*	14,826	302,006
Covanta Holding Corp.	948	12,978
Deluxe Corp.	6,357	144,685
Encore Capital Group, Inc.*	1,992	42,350
EnergySolutions, Inc.*	2,129	6,579
EnerNOC, Inc.*	896	9,740
Fuel Tech, Inc.*	2,106	13,857
GEO Group, Inc.*	19,070	319,422
Healthcare Services Group, Inc.	8,121	143,660
Heritage-Crystal Clean, Inc.*	574	9,505
Herman Miller, Inc.	7,087	130,755
HNI Corp.	5,534	144,437
InnerWorkings, Inc.*	3,039	28,293
Interface, Inc., Class A	6,572	75,841
Intersections, Inc.	1,128	12,510
KAR Auction Services, Inc.*	699	9,436
Knoll, Inc.	64,229	953,801
McGrath RentCorp	1,287	37,310
Metalico, Inc.*	2,857	9,400
Mine Safety Appliances Co.	3,351	110,985
Mobile Mini, Inc.*	55,974	976,746
Multi-Color Corp.	94	2,419
NL Industries, Inc.	737	9,559
Portfolio Recovery Associates, Inc.*	2,117	142,940
Quad/Graphics, Inc.	279	4,001
Rollins, Inc.	7,800	173,316
Standard Parking Corp.*	1,997	35,686
Steelcase, Inc., Class A	1,119	8,348
Swisher Hygiene, Inc.*	10,468	39,150
Sykes Enterprises, Inc.*	589	9,224
Team, Inc.*	2,396	71,281
Tetra Tech, Inc.*	1,584	34,199
TMS International Corp., Class A*	638	6,303
TRC Cos., Inc.*	2,164	13,006
U.S. Ecology, Inc.	2,200	41,316
United Stationers, Inc.	3,337	108,653
Viad Corp.	408	7,132
Waste Connections, Inc.	12,217	404,871

		5,999,077

Construction & Engineering (0.6%)
AECOM Technology Corp.*	53,190	1,094,118
Argan, Inc.	214	3,255
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	7,139	269,854
Dycom Industries, Inc.*	719	15,042
Fluor Corp.	10,740	539,685
Foster Wheeler AG*	26,620	509,507
Furmanite Corp.*	4,555	28,742
KBR, Inc.	1,216	33,890
MasTec, Inc.*	6,997	121,538
MYR Group, Inc.*	2,328	44,558
Primoris Services Corp.	2,866	42,789

		2,702,978

See Notes to Financial Statements.

AXA PREMIER VIP TRUST
MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Electrical Equipment (0.9%)
A123 Systems, Inc.*	1,983	$3,193
Active Power, Inc.*	9,824	6,484
Acuity Brands, Inc.	5,357	283,921
AMETEK, Inc.	51,784	2,180,106
AZZ, Inc.	1,528	69,432
Babcock & Wilcox Co.*	14,537	350,923
Belden, Inc.	5,035	167,565
Brady Corp., Class A	494	15,595
Broadwind Energy, Inc.*	3,878	2,637
Capstone Turbine Corp.*	30,412	35,278
Coleman Cable, Inc.*	1,064	9,257
EnerSys*	1,595	41,422
Franklin Electric Co., Inc.	2,700	117,612
FuelCell Energy, Inc.*	15,337	13,374
Generac Holdings, Inc.*	1,136	31,842
General Cable Corp.*	3,349	83,758
Global Power Equipment Group, Inc.*	977	23,204
GrafTech International Ltd.*	856	11,684
II-VI, Inc.*	6,422	117,908
Polypore International, Inc.*	4,829	212,428
PowerSecure International, Inc.*	406	2,010
Preformed Line Products Co.	32	1,909
SatCon Technology Corp.*	9,700	5,821
Thermon Group Holdings, Inc.*	1,222	21,532
Thomas & Betts Corp.*	1,570	85,722
Valence Technology, Inc.*	3,911	3,833
Vicor Corp.	2,477	19,717

		3,918,167

Industrial Conglomerates (0.0%)
Carlisle Cos., Inc.	622	27,555
Raven Industries, Inc.	2,234	138,284
Standex International Corp.	282	9,636

		175,475

Machinery (4.7%)
Accuride Corp.*	480	3,418
Actuant Corp., Class A	40,127	910,482
Albany International Corp., Class A	650	15,028
Altra Holdings, Inc.*	3,303	62,196
Ampco-Pittsburgh Corp.	116	2,243
Blount International, Inc.*	6,012	87,294
Cascade Corp.	67	3,160
Chart Industries, Inc.*	22,242	1,202,625
CIRCOR International, Inc.	1,337	47,209
CLARCOR, Inc.	5,919	295,891
Colfax Corp.*	46,777	1,332,209
Columbus McKinnon Corp.*	1,870	23,730
Commercial Vehicle Group, Inc.*	3,537	31,974
Donaldson Co., Inc.	9,317	634,301
Douglas Dynamics, Inc.	1,242	18,158
Dynamic Materials Corp.	1,645	32,538
EnPro Industries, Inc.*	1,098	36,212
ESCO Technologies, Inc.	840	24,175
Federal Signal Corp.*	625	2,594
Flow International Corp.*	5,234	18,319
Gardner Denver, Inc.	6,393	492,645
Gorman-Rupp Co.	1,889	51,286
Graco, Inc.	7,507	306,961

Graham Corp.	1,172	$26,300
Harsco Corp.	884	18,193
IDEX Corp.	41,005	1,521,696
Ingersoll-Rand plc	21,090	642,612
John Bean Technologies Corp.	3,307	50,829
Joy Global, Inc.	14,870	1,114,804
Kadant, Inc.*	411	9,293
Kaydon Corp.	18,500	564,250
Kennametal, Inc.	1,191	43,495
Lincoln Electric Holdings, Inc.	34,613	1,354,061
Lindsay Corp.	1,544	84,750
Manitowoc Co., Inc.	16,308	149,871
Meritor, Inc.*	7,946	42,273
Met-Pro Corp.	177	1,600
Middleby Corp.*	14,078	1,323,895
Mueller Industries, Inc.	634	24,358
Navistar International Corp.*	22,583	855,444
NN, Inc.*	2,071	12,426
Nordson Corp.	7,509	309,221
Omega Flex, Inc.*	302	4,267
Pall Corp.	14,277	815,931
PMFG, Inc.*	2,137	41,693
RBC Bearings, Inc.*	30,211	1,259,799
Robbins & Myers, Inc.	13,653	662,853
Sauer-Danfoss, Inc.*	1,434	51,925
Snap-on, Inc.	1,301	65,857
SPX Corp.	1,728	104,147
Sun Hydraulics Corp.	2,478	58,060
Tennant Co.	2,374	92,277
Timken Co.	9,128	353,345
Titan International, Inc.	5,202	101,231
Toro Co.	3,837	232,752
Trimas Corp.*	3,158	56,686
Twin Disc, Inc.	1,041	37,809
Valmont Industries, Inc.	12,794	1,161,567
Wabash National Corp.*	8,449	66,240
WABCO Holdings, Inc.*	26,671	1,157,521
Wabtec Corp.	5,972	417,741
Watts Water Technologies, Inc., Class A	352	12,042
Woodward, Inc.	7,609	311,436
Xerium Technologies, Inc.*	1,358	8,881

		20,858,079

Marine (0.4%)
Kirby Corp.*	26,159	1,722,309

Professional Services (1.5%)
Acacia Research Corp. - Acacia Technologies*	5,290	193,138
Advisory Board Co.*	1,963	145,674
CDI Corp.	316	4,364
Corporate Executive Board Co.	4,272	162,763
CoStar Group, Inc.*	25,970	1,732,978
CRA International, Inc.*	276	5,476
Dun & Bradstreet Corp.	6,107	456,987
Equifax, Inc.	801	31,031
Exponent, Inc.*	1,669	76,724
GP Strategies Corp.*	561	7,562
Heidrick & Struggles International, Inc.	180	3,877
Huron Consulting Group, Inc.*	26,273	1,017,816

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

ICF International, Inc.*	820	$20,320
IHS, Inc., Class A*	6,089	524,628
Insperity, Inc.	2,808	71,183
Kforce, Inc.*	3,084	38,026
Korn/Ferry International*	319	5,442
Mistras Group, Inc.*	1,827	46,570
Odyssey Marine Exploration, Inc.*	2,200	6,028
On Assignment, Inc.*	511	5,713
Pendrell Corp.*	11,758	30,101
Robert Half International, Inc.	57,287	1,630,388
RPX Corp.*	33,576	424,736
Towers Watson & Co., Class A	1,460	87,498
TrueBlue, Inc.*	3,081	42,764

		6,771,787

Road & Rail (1.3%)
Avis Budget Group, Inc.*	12,969	139,028
Celadon Group, Inc.	1,583	18,695
Con-way, Inc.	620	18,079
Dollar Thrifty Automotive Group, Inc.*	3,578	251,390
Genesee & Wyoming, Inc., Class A*	23,860	1,445,439
Heartland Express, Inc.	6,199	88,584
Hertz Global Holdings, Inc.*	30,243	354,448
J.B. Hunt Transport Services, Inc.	11,172	503,522
Kansas City Southern*	10,080	685,541
Knight Transportation, Inc.	7,441	116,377
Landstar System, Inc.	5,931	284,213
Localiza Rent a Car S.A.	48,130	660,570
Marten Transport Ltd.	41,613	748,618
Old Dominion Freight Line, Inc.*	5,870	237,911
Quality Distribution, Inc.*	555	6,244
Roadrunner Transportation Systems, Inc.*	90	1,272
Swift Transportation Co.*	2,850	23,484
Werner Enterprises, Inc.	787	18,967
Zipcar, Inc.*	980	13,151

		5,615,533

Trading Companies & Distributors (1.2%)
Aircastle Ltd.	716	9,108
Applied Industrial Technologies, Inc.	5,247	184,537
Beacon Roofing Supply, Inc.*	5,667	114,643
CAI International, Inc.*	1,414	21,860
DXP Enterprises, Inc.*	1,072	34,518
Essex Rental Corp.*	439	1,295
H&E Equipment Services, Inc.*	1,620	21,740
Houston Wire & Cable Co.	2,244	31,012
Interline Brands, Inc.*	359	5,590
Kaman Corp.	1,806	49,340
MSC Industrial Direct Co., Inc., Class A	24,891	1,780,951
TAL International Group, Inc.	2,714	78,136
Textainer Group Holdings Ltd.	1,405	40,914
Titan Machinery, Inc.*	25,520	554,550
United Rentals, Inc.*	70,130	2,072,342
Watsco, Inc.	3,483	228,694
WESCO International, Inc.*	2,515	133,320

		5,362,550

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	784	$10,968

Total Industrials		65,416,461

Information Technology (20.9%)
Communications Equipment (2.0%)
Acme Packet, Inc.*	6,615	204,470
ADTRAN, Inc.	29,964	903,714
Anaren, Inc.*	216	3,590
Aruba Networks, Inc.*	42,339	784,118
Blue Coat Systems, Inc.*	2,017	51,333
Calix, Inc.*	4,645	30,053
Ciena Corp.*	11,694	141,497
Dialogic, Inc.*	1,868	2,242
Digi International, Inc.*	500	5,580
Extreme Networks, Inc.*	3,169	9,253
F5 Networks, Inc.*	8,165	866,470
Finisar Corp.*	56,794	951,015
Globecomm Systems, Inc.*	1,948	26,649
Harmonic, Inc.*	3,174	15,997
Infinera Corp.*	849	5,332
InterDigital, Inc.	5,610	244,428
Ixia*	101,300	1,064,663
JDS Uniphase Corp.*	28,034	292,675
Juniper Networks, Inc.*	33,030	674,142
KVH Industries, Inc.*	134	1,042
Loral Space & Communications, Inc.*	109	7,072
Meru Networks, Inc.*	65,722	271,432
NETGEAR, Inc.*	4,529	152,039
Numerex Corp., Class A*	1,141	9,390
Oplink Communications, Inc.*	1,021	16,816
Plantronics, Inc.	1,377	49,076
Polycom, Inc.*	21,617	352,357
Powerwave Technologies, Inc.*	3,422	7,118
Procera Networks, Inc.*	1,666	25,956
Riverbed Technology, Inc.*	18,834	442,599
ShoreTel, Inc.*	120,552	769,122
Sonus Networks, Inc.*	2,040	4,896
Ubiquiti Networks, Inc.*	282	5,141
ViaSat, Inc.*	14,276	658,409

		9,049,686

Computers & Peripherals (0.4%)
3D Systems Corp.*	5,182	74,621
Dot Hill Systems Corp.*	1,557	2,071
Electronics for Imaging, Inc.*	397	5,657
Fusion-io, Inc.*	1,082	26,184
Immersion Corp.*	3,253	16,851
NCR Corp.*	15,437	254,093
Novatel Wireless, Inc.*	688	2,153
OCZ Technology Group, Inc.*	6,354	42,000
QLogic Corp.*	10,587	158,805
Silicon Graphics International Corp.*	3,830	43,892
STEC, Inc.*	4,467	38,371
Stratasys, Inc.*	26,605	809,058
Super Micro Computer, Inc.*	3,319	52,042
Synaptics, Inc.*	3,904	117,706

		1,643,504

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (2.3%)
Aeroflex Holding Corp.*	2,443	$25,016
Anixter International, Inc.*	1,846	110,095
Arrow Electronics, Inc.*	2,015	75,381
Badger Meter, Inc.	1,559	45,881
Brightpoint, Inc.*	3,700	39,812
Cognex Corp.	37,387	1,338,081
Coherent, Inc.*	2,058	107,572
Daktronics, Inc.	868	8,307
DDi Corp.	704	6,568
DTS, Inc.*	20,155	549,022
Echelon Corp.*	4,333	21,102
Electro Rent Corp.	936	16,052
Electro Scientific Industries, Inc.*	250	3,620
eMagin Corp.*	2,129	7,877
Fabrinet*	48,114	658,199
FARO Technologies, Inc.*	38,824	1,785,904
FEI Co.*	4,419	180,207
FLIR Systems, Inc.	19,547	490,043
InvenSense, Inc.*	7,872	78,405
IPG Photonics Corp.*	3,400	115,158
Jabil Circuit, Inc.	56,517	1,111,124
Kemet Corp.*	275	1,939
LeCroy Corp.*	2,013	16,929
Littelfuse, Inc.	2,470	106,161
Maxwell Technologies, Inc.*	3,497	56,791
Measurement Specialties, Inc.*	1,845	51,586
Microvision, Inc.*	11,980	4,314
MTS Systems Corp.	1,933	78,770
Multi-Fineline Electronix, Inc.*	199	4,089
National Instruments Corp.	30,084	780,680
NeoPhotonics Corp.*	513	2,350
Newport Corp.*	1,447	19,694
OSI Systems, Inc.*	1,810	88,292
Plexus Corp.*	3,826	104,756
Power-One, Inc.*	7,915	30,948
Pulse Electronics Corp.	5,141	14,395
RealD, Inc.*	4,971	39,470
Rofin-Sinar Technologies, Inc.*	1,656	37,840
Rogers Corp.*	679	25,028
Scansource, Inc.*	484	17,424
Trimble Navigation Ltd.*	29,325	1,272,705
TTM Technologies, Inc.*	1,530	16,769
Universal Display Corp.*	14,238	522,392
Zygo Corp.*	288	5,083

		10,071,831

Internet Software & Services (1.7%)
Active Network, Inc.*	1,514	20,590
Ancestry.com, Inc.*	3,917	89,934
Angie’s List, Inc.*	645	10,385
Bankrate, Inc.*	2,079	44,698
Carbonite, Inc.*	423	4,695
comScore, Inc.*	3,940	83,528
Constant Contact, Inc.*	3,622	84,067
Cornerstone OnDemand, Inc.*	1,401	25,554
DealerTrack Holdings, Inc.*	58,232	1,587,404
Demand Media, Inc.*	970	6,451
Dice Holdings, Inc.*	5,984	49,607
Digital River, Inc.*	633	9,508
Envestnet, Inc.*	45,851	548,378
Equinix, Inc.*	5,742	582,239

FriendFinder Networks, Inc.*	751	$563
IAC/InterActiveCorp	22,170	944,442
InfoSpace, Inc.*	621	6,825
Internap Network Services Corp.*	5,538	32,896
IntraLinks Holdings, Inc.*	3,952	24,660
j2 Global, Inc.	5,682	159,891
Keynote Systems, Inc.	1,714	35,206
Limelight Networks, Inc.*	7,097	21,007
LinkedIn Corp., Class A*	12,740	802,747
Liquidity Services, Inc.*	2,319	85,571
LivePerson, Inc.*	6,514	81,751
LogMeIn, Inc.*	2,521	97,185
LoopNet, Inc.*	2,061	37,675
Marchex, Inc., Class B	1,067	6,669
Move, Inc.*	4,931	31,164
NIC, Inc.	7,897	105,109
OpenTable, Inc.*	15,713	614,850
Openwave Systems, Inc.*	3,261	5,152
Perficient, Inc.*	2,172	21,742
Quepasa Corp.*	843	2,799
QuinStreet, Inc.*	418	3,912
Rackspace Hosting, Inc.*	12,663	544,636
Responsys, Inc.*	1,164	10,348
RightNow Technologies, Inc.*	3,051	130,369
Saba Software, Inc.*	3,534	27,883
SciQuest, Inc.*	1,516	21,633
SPS Commerce, Inc.*	1,027	26,651
Stamps.com, Inc.*	1,352	35,328
support.com, Inc.*	3,768	8,478
TechTarget, Inc.*	1,247	7,282
Travelzoo, Inc.*	682	16,764
ValueClick, Inc.*	9,730	158,502
VistaPrint N.V.*	4,958	151,715
Vocus, Inc.*	2,181	48,178
Web.com Group, Inc.*	3,588	41,083
WebMD Health Corp.*	7,312	274,566
XO Group, Inc.*	2,072	17,280
Zillow, Inc.*	105	2,360
Zix Corp.*	8,269	23,319

		7,815,229

IT Services (3.3%)
Alliance Data Systems Corp.*	6,278	651,907
Booz Allen Hamilton Holding Corp.*	1,311	22,615
Broadridge Financial Solutions, Inc.	14,414	325,036
CACI International, Inc., Class A*	262	14,651
Cardtronics, Inc.*	5,322	144,013
Cass Information Systems, Inc.	1,154	41,990
CIBER, Inc.*	186,700	720,662
Computer Task Group, Inc.*	1,200	16,896
CSG Systems International, Inc.*	2,094	30,803
DST Systems, Inc.	644	29,315
Echo Global Logistics, Inc.*	62,087	1,002,705
ExlService Holdings, Inc.*	2,024	45,277
FleetCor Technologies, Inc.*	1,831	54,692
Forrester Research, Inc.*	1,823	61,873
Gartner, Inc.*	31,361	1,090,422
Genpact Ltd.*	47,399	708,615
Global Payments, Inc.	9,907	469,394

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hackett Group, Inc.*	2,709	$10,132
Heartland Payment Systems, Inc.	4,774	116,295
Higher One Holdings, Inc.*	56,576	1,043,261
iGATE Corp.*	3,821	60,104
Jack Henry & Associates, Inc.	10,348	347,796
Lender Processing Services, Inc.	10,691	161,113
Lionbridge Technologies, Inc.*	7,407	16,962
MAXIMUS, Inc.	4,294	177,557
MoneyGram International, Inc.*	1,185	21,034
NCI, Inc., Class A*	163	1,899
NeuStar, Inc., Class A*	9,100	310,947
PRGX Global, Inc.*	2,383	14,179
Sapient Corp.	85,866	1,081,912
ServiceSource International, Inc.*	132,791	2,083,491
Syntel, Inc.	1,903	89,003
TeleTech Holdings, Inc.*	3,144	50,933
Teradata Corp.*	12,230	593,277
TNS, Inc.*	3,146	55,747
Unisys Corp.*	2,261	44,564
VeriFone Systems, Inc.*	48,455	1,721,122
Virtusa Corp.*	1,861	26,947
Western Union Co.	54,110	988,049
Wright Express Corp.*	4,779	259,404

		14,706,594

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	6,755	241,694

Semiconductors & Semiconductor Equipment (3.9%)
Advanced Analogic Technologies, Inc.*	1,136	6,566
Altera Corp.	14,800	549,080
Amtech Systems, Inc.*	1,108	9,429
Applied Micro Circuits Corp.*	6,653	44,708
Atmel Corp.*	52,403	424,464
ATMI, Inc.*	202	4,046
AXT, Inc.*	1,686	7,031
Cabot Microelectronics Corp.*	665	31,421
Cavium, Inc.*	25,933	737,275
CEVA, Inc.*	2,749	83,185
Cirrus Logic, Inc.*	8,199	129,954
Cree, Inc.*	798	17,588
Cymer, Inc.*	17,935	892,446
Cypress Semiconductor Corp.*	59,073	997,743
Diodes, Inc.*	4,368	93,038
Entegris, Inc.*	5,396	47,080
Entropic Communications, Inc.*	10,595	54,140
Exar Corp.*	408	2,652
Fairchild Semiconductor International, Inc.*	70,678	850,963
Freescale Semiconductor Holdings I Ltd.*	3,333	42,162
GT Advanced Technologies, Inc.*	15,572	112,741
Hittite Microwave Corp.*	15,815	780,945
Inphi Corp.*	2,530	30,259
Integrated Device Technology, Inc.*	11,734	64,068
Intermolecular, Inc.*	685	5,877
International Rectifier Corp.*	29,053	564,209
Intersil Corp., Class A	7,728	80,680
IXYS Corp.*	1,976	21,400

Kopin Corp.*	3,140	$12,183
Lattice Semiconductor Corp.*	4,534	26,932
LSI Corp.*	21,369	127,146
LTX-Credence Corp.*	3,317	17,746
Magnachip Semiconductor Corp.*	51,087	382,131
MaxLinear, Inc., Class A*	1,955	9,286
Mellanox Technologies Ltd.*	36,420	1,183,286
MEMC Electronic Materials, Inc.*	16,868	66,460
Micrel, Inc.	6,127	61,944
Microsemi Corp.*	10,678	178,856
Mindspeed Technologies, Inc.*	2,278	10,433
MIPS Technologies, Inc.*	4,618	20,596
Monolithic Power Systems, Inc.*	2,862	43,130
MoSys, Inc.*	3,995	16,779
Netlogic Microsystems, Inc.*	8,400	416,388
NVE Corp.*	579	32,152
OmniVision Technologies, Inc.*	5,658	69,226
ON Semiconductor Corp.*	54,298	419,181
PDF Solutions, Inc.*	2,703	18,840
Pericom Semiconductor Corp.*	344	2,618
PMC-Sierra, Inc.*	1,629	8,976
Power Integrations, Inc.	27,564	914,022
Rambus, Inc.*	12,156	91,778
RF Micro Devices, Inc.*	3,622	19,559
Rubicon Technology, Inc.*	2,168	20,358
Semtech Corp.*	49,070	1,217,917
Silicon Image, Inc.*	7,750	36,425
Silicon Laboratories, Inc.*	29,318	1,272,988
Skyworks Solutions, Inc.*	72,154	1,170,338
Teradyne, Inc.*	69,740	950,556
TriQuint Semiconductor, Inc.*	20,312	98,919
Ultra Clean Holdings, Inc.*	2,809	17,163
Ultratech, Inc.*	3,107	76,339
Veeco Instruments, Inc.*	3,521	73,237
Volterra Semiconductor Corp.*	44,447	1,138,288
Xilinx, Inc.	17,060	546,944

		17,454,270

Software (7.3%)
ACI Worldwide, Inc.*	4,140	118,570
Activision Blizzard, Inc.	66,390	817,925
Actuate Corp.*	4,148	24,307
Advent Software, Inc.*	43,216	1,052,742
American Software, Inc., Class A	2,700	25,515
ANSYS, Inc.*	11,295	646,978
Ariba, Inc.*	30,217	848,493
Aspen Technology, Inc.*	76,373	1,325,072
Blackbaud, Inc.	5,513	152,710
Bottomline Technologies, Inc.*	71,452	1,655,543
BroadSoft, Inc.*	24,579	742,286
Cadence Design Systems, Inc.*	327,509	3,406,094
Callidus Software, Inc.*	3,690	23,690
CommVault Systems, Inc.*	24,599	1,050,869
Compuware Corp.*	19,784	164,603
Concur Technologies, Inc.*	26,011	1,321,099
Convio, Inc.*	1,482	16,391
Deltek, Inc.*	2,849	27,977
DemandTec, Inc.*	3,985	52,482
Digimarc Corp.*	773	18,467
Ebix, Inc.	2,190	48,399
Ellie Mae, Inc.*	1,017	5,746
EPIQ Systems, Inc.	283	3,402

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

FactSet Research Systems, Inc.	5,669	$494,790
Fair Isaac Corp.	2,543	91,141
FalconStor Software, Inc.*	3,776	9,742
Fortinet, Inc.*	53,092	1,157,937
Glu Mobile, Inc.*	5,182	16,271
Guidance Software, Inc.*	1,691	10,958
Imperva, Inc.*	497	17,301
Informatica Corp.*	27,738	1,024,364
Interactive Intelligence Group, Inc.*	1,793	41,096
JDA Software Group, Inc.*	979	31,710
Jive Software, Inc.*	36,800	588,800
Kenexa Corp.*	3,264	87,149
Magma Design Automation, Inc.*	8,259	59,300
Manhattan Associates, Inc.*	2,518	101,929
Mentor Graphics Corp.*	5,301	71,882
MICROS Systems, Inc.*	42,664	1,987,289
MicroStrategy, Inc., Class A*	6,089	659,560
Monotype Imaging Holdings, Inc.*	4,415	68,830
Motricity, Inc.*	4,306	3,875
NetScout Systems, Inc.*	4,618	81,277
NetSuite, Inc.*	3,367	136,532
Nuance Communications, Inc.*	29,234	735,527
Opnet Technologies, Inc.	1,786	65,493
Parametric Technology Corp.*	14,690	268,239
Pegasystems, Inc.	2,055	60,417
Progress Software Corp.*	42,135	815,312
PROS Holdings, Inc.*	2,659	39,566
QAD, Inc., Class A*	751	7,885
QAD, Inc., Class B*	116	1,201
QLIK Technologies, Inc.*	32,887	795,865
Quest Software, Inc.*	2,060	38,316
RealPage, Inc.*	3,747	94,687
Red Hat, Inc.*	17,110	706,472
Rovi Corp.*	13,878	341,121
S1 Corp.*	898	8,594
Salesforce.com, Inc.*	10,700	1,085,622
SeaChange International, Inc.*	1,613	11,339
SolarWinds, Inc.*	34,107	953,291
Solera Holdings, Inc.	8,686	386,874
Sourcefire, Inc.*	3,534	114,431
SRS Labs, Inc.*	1,529	8,792
SuccessFactors, Inc.*	10,304	410,820
Synchronoss Technologies, Inc.*	3,269	98,756
Synopsys, Inc.*	1,252	34,054
Take-Two Interactive Software, Inc.*	9,088	123,142
Taleo Corp., Class A*	48,745	1,885,944
Tangoe, Inc.*	675	10,395
TeleCommunication Systems, Inc., Class A*	2,396	5,631
TeleNav, Inc.*	1,908	14,901
TIBCO Software, Inc.*	93,630	2,238,693
TiVo, Inc.*	14,645	131,366
Tyler Technologies, Inc.*	3,702	111,467
Ultimate Software Group, Inc.*	3,177	206,886
VASCO Data Security International, Inc.*	3,340	21,777
Verint Systems, Inc.*	2,617	72,072
VirnetX Holding Corp.*	5,037	125,774
Wave Systems Corp., Class A*	9,703	21,055

Websense, Inc.*	4,949	$92,695

		32,435,565

Total Information Technology		93,418,373

Materials (3.1%)
Chemicals (1.5%)
A. Schulman, Inc.	191	4,045
Airgas, Inc.	9,587	748,553
Albemarle Corp.	11,185	576,139
American Vanguard Corp.	438	5,843
Balchem Corp.	3,573	144,849
Calgon Carbon Corp.*	5,575	87,583
Chemtura Corp.*	7,305	82,839
Flotek Industries, Inc.*	6,173	61,483
FutureFuel Corp.	827	10,271
H.B. Fuller Co.	408	9,429
Hawkins, Inc.	1,088	40,104
Huntsman Corp.	4,652	46,520
Innophos Holdings, Inc.	2,679	130,092
Innospec, Inc.*	2,616	73,431
International Flavors & Fragrances, Inc.	9,824	514,974
Intrepid Potash, Inc.*	6,469	146,393
KMG Chemicals, Inc.	774	13,367
Koppers Holdings, Inc.	2,556	87,824
Kraton Performance Polymers, Inc.*	3,443	69,893
Kronos Worldwide, Inc.	2,694	48,600
LSB Industries, Inc.*	2,290	64,189
Methanex Corp.	23,880	544,942
NewMarket Corp.	1,115	220,893
Olin Corp.	5,943	116,780
Omnova Solutions, Inc.*	5,623	25,922
PolyOne Corp.	50,381	581,901
Quaker Chemical Corp.	1,194	46,435
Rockwood Holdings, Inc.*	8,028	316,062
Scotts Miracle-Gro Co., Class A	4,626	215,988
Senomyx, Inc.*	4,857	16,902
Solutia, Inc.*	77,974	1,347,391
TPC Group, Inc.*	1,057	24,660
Valspar Corp.	1,505	58,650
W.R. Grace & Co.*	8,173	375,304
Westlake Chemical Corp.	518	20,844
Zep, Inc.	2,653	37,089

		6,916,184

Construction Materials (0.1%)
Eagle Materials, Inc.	4,462	114,495
Martin Marietta Materials, Inc.	2,648	199,686
United States Lime & Minerals, Inc.*	82	4,929

		319,110

Containers & Packaging (0.8%)
AEP Industries, Inc.*	587	16,524
Ball Corp.	44,216	1,578,953
Crown Holdings, Inc.*	19,203	644,837
Graphic Packaging Holding Co.*	17,230	73,400
Myers Industries, Inc.	291	3,591
Packaging Corp. of America	11,389	287,458
Rock-Tenn Co., Class A	8,457	487,969
Silgan Holdings, Inc.	6,117	236,361

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Temple-Inland, Inc.	3,481	$110,383

		3,439,476

Metals & Mining (0.7%)
AK Steel Holding Corp.	2,738	22,616
Allied Nevada Gold Corp.*	10,956	331,748
AMCOL International Corp.	3,023	81,168
Carpenter Technology Corp.	5,448	280,463
Coeur d’Alene Mines Corp.*	722	17,429
Compass Minerals International, Inc.	4,070	280,220
General Moly, Inc.*	8,479	26,200
Globe Specialty Metals, Inc.	7,746	103,719
Gold Resource Corp.	3,514	74,672
Golden Minerals Co.*	3,207	18,633
Handy & Harman Ltd.*	187	1,851
Haynes International, Inc.	1,169	63,827
Hecla Mining Co.	34,535	180,618
Horsehead Holding Corp.*	273	2,460
Kaiser Aluminum Corp.	869	39,870
Materion Corp.*	196	4,759
Metals USA Holdings Corp.*	1,419	15,964
Midway Gold Corp.*	9,856	20,796
Molycorp, Inc.*	17,223	413,008
Noranda Aluminum Holding Corp.	2,799	23,092
Paramount Gold and Silver Corp.*	14,482	30,991
Reliance Steel & Aluminum Co.	1,342	65,342
Revett Minerals, Inc.*	1,675	7,906
Royal Gold, Inc.	6,677	450,230
RTI International Metals, Inc.*	497	11,535
Schnitzer Steel Industries, Inc., Class A	785	33,190
Steel Dynamics, Inc.	19,706	259,134
Stillwater Mining Co.*	13,981	146,241
SunCoke Energy, Inc.*	319	3,573
Titanium Metals Corp.	5,644	84,547
U.S. Gold Corp.*	13,043	43,824
Vista Gold Corp.*	1,377	4,227
Worthington Industries, Inc.	4,442	72,760

		3,216,613

Paper & Forest Products (0.0%)
Deltic Timber Corp.	1,343	81,104
Neenah Paper, Inc.	930	20,757

		101,861

Total Materials		13,993,244

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.5%)
8x8, Inc.*	7,668	24,308
AboveNet, Inc.*	2,886	187,619
Alaska Communications Systems Group, Inc.	1,145	3,446
Atlantic Tele-Network, Inc.	277	10,817
Boingo Wireless, Inc.*	518	4,455
Cbeyond, Inc.*	3,506	28,083
Cincinnati Bell, Inc.*	7,010	21,240
Cogent Communications Group, Inc.*	5,684	96,003

Consolidated Communications Holdings, Inc.	2,508	$47,777
Fairpoint Communications, Inc.*	294	1,273
General Communication, Inc., Class A*	5,074	49,674
HickoryTech Corp.	1,575	17,451
IDT Corp., Class B	1,567	14,699
inContact, Inc.*	3,391	15,022
Iridium Communications, Inc.*	602	4,641
Level 3 Communications, Inc.*	2,746	46,655
Lumos Networks Corp.	1,873	28,732
SureWest Communications	195	2,346
Towerstream Corp.*	4,831	10,145
tw telecom, Inc.*	84,490	1,637,416
Vonage Holdings Corp.*	7,268	17,807

		2,269,609

Wireless Telecommunication Services (0.2%)
Clearwire Corp., Class A*	19,217	37,281
Leap Wireless International, Inc.*	1,564	14,529
MetroPCS Communications, Inc.*	34,338	298,054
NTELOS Holdings Corp.	1,873	38,172
SBA Communications Corp., Class A*	13,938	598,776
Shenandoah Telecommunications Co.	3,025	31,702

		1,018,514

Total Telecommunication Services		3,288,123

Utilities (0.2%)
Electric Utilities (0.1%)
ITC Holdings Corp.	6,307	478,575
Otter Tail Corp.	230	5,065

		483,640

Gas Utilities (0.1%)
National Fuel Gas Co.	1,489	82,759
South Jersey Industries, Inc.	698	39,653

		122,412

Independent Power Producers & Energy Traders (0.0%)
Atlantic Power Corp.	642	9,181
Genie Energy Ltd., Class B	1,567	12,426

		21,607

Water Utilities (0.0%)
Aqua America, Inc.	1,739	38,345
Pennichuck Corp.	270	7,784

		46,129

Total Utilities		673,788

Total Common Stocks (84.0%) (Cost $312,766,931)		374,969,744

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	1,376	$—

Total Investments (84.0%) (Cost $312,766,931)		374,969,744
Other Assets Less Liabilities (16.0%)		71,197,566

Net Assets (100%)		$446,167,310

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$102,579,992	$82,858,586	$185,438,578	$—	$76,540	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	153	March-12	$6,958,729	$6,959,970	$1,241
Russell 2000 Mini Index	282	March-12	20,727,385	20,834,160	106,775
S&P MidCap 400 E-Mini Index	476	March-12	41,548,778	41,759,480	210,702

					$318,718

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$64,897,220	$763,019	$—	$65,660,239
Consumer Staples	10,920,237	—	—	10,920,237
Energy	32,468,896	1,149,997	—	33,618,893
Financials	24,740,573	550,125	—	25,290,698
Health Care	62,689,688	—	—	62,689,688
Industrials	65,416,461	—	—	65,416,461
Information Technology	92,514,659	903,714	—	93,418,373
Materials	13,993,244	—	—	13,993,244

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$3,288,123	$—	$—	$3,288,123
Utilities	673,788	—	—	673,788
Futures	318,718	—	—	318,718
Warrants
Energy	—	—	—	—

Total Assets	$371,921,607	$3,366,855	$—	$375,288,462

Total Liabilities	$—	$—	$—	$—

Total	$371,921,607	$3,366,855	$—	$375,288,462

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks- Consumer Discretionary	Investments in Corporate Bonds- Financials

Balance as of 12/31/10	$8,837	$1,693
Total gains or losses (realized/unrealized) included in earnings	(3,114)	(633)
Purchases	—	—
Sales	(5,723)	(1,060)
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$—	$—

The Portfolio held futures contracts with an average notional balance of approximately $89,947,000 during the year ended December 31, 2011.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	318,718	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$318,718

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts…………	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(27,698,583)	—	—	(27,698,583)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(27,698,583)	$—	$—	$(27,698,583)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,028,813)	—	—	(2,028,813)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,028,813)	$—	$—	$(2,028,813)

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$271,787,391
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$322,098,254

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,359,612
Aggregate gross unrealized depreciation	(26,411,001)

Net unrealized appreciation	$57,948,611

Federal income tax cost of investments	$317,021,133

For the year ended December 31, 2011, the Portfolio incurred approximately $948 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $52,535,288, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $23,433,786 during 2011.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $312,766,931)	$374,969,744
Cash	67,340,021
Cash held as collateral at broker	6,270,000
Receivable for securities sold	612,192
Dividends, interest and other receivables	133,232
Receivable from Separate Accounts for Trust shares sold	91,395
Receivable from investment sub-advisor	6,198
Other assets	1,630

Total assets	449,424,412

LIABILITIES
Payable for securities purchased	1,757,562
Payable to Separate Accounts for Trust shares redeemed	692,820
Investment management fees payable	305,058
Due to broker for futures variation margin	248,680
Administrative fees payable	87,027
Distribution fees payable - Class B	80,601
Trustees’ fees payable	10,783
Accrued expenses	74,571

Total liabilities	3,257,102

NET ASSETS	$446,167,310

Net assets were comprised of:
Paid in capital	$442,775,540
Accumulated undistributed net investment income (loss)	(11,136)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(59,118,625)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	62,521,531

Net assets	$446,167,310

Class A
Net asset value, offering and redemption price per share, $11,870,817 / 1,390,423 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.54

Class B
Net asset value, offering and redemption price per share, $377,313,593 / 45,562,779 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.28

Class K
Net asset value, offering and redemption price per share, $56,982,900 / 6,674,724 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($76,540 of dividend income received from affiliates)(net of $12,154 foreign withholding tax)	$2,242,873
Interest	31,834

Total income	2,274,707

EXPENSES
Investment management fees	4,191,283
Distribution fees - Class B	1,115,912
Administrative fees	818,154
Custodian Fees	142,919
Professional fees	55,186
Printing and mailing expenses	38,060
Trustees’ Fees	7,095
Miscellaneous	11,200

Gross expenses	6,379,809
Less: Reimbursement from sub-advisor	(46,037)
Fees paid indirectly	(12,594)

Net expenses	6,321,178

NET INVESTMENT INCOME (LOSS)	(4,046,471)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	51,272,956
Futures	(27,698,583)
Foreign currency transactions	(46,558)

Net realized gain (loss)	23,527,815

Change in unrealized appreciation (depreciation) on:
Securities	(56,037,228)
Futures	(2,028,813)
Foreign currency translations	1,071

Net change in unrealized appreciation (depreciation)	(58,064,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,537,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,583,626)

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,046,471)		$(3,090,080)
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	23,527,815		98,210,756
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(58,064,970)		25,842,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,583,626)		120,963,516

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 382,732 and 2,797,393 shares, respectively ]	3,612,906		20,990,992
Capital shares repurchased [ (7,441,933) and (6,005,982) shares, respectively ]	(63,173,922	)(z)	(49,216,913)

Total Class A transactions	(59,561,016)		(28,225,921)

Class B
Capital shares sold [ 6,034,863 and 7,013,985 shares, respectively ]	55,820,538		54,310,460
Capital shares repurchased [ (12,167,709) and (11,027,328) shares, respectively ]	(110,396,239)		(83,627,357)

Total Class B transactions	(54,575,701)		(29,316,897)

Class K†
Capital shares sold [ 6,986,737 and 0 shares, respectively ]	58,811,108	(z)	—
Capital shares repurchased [ (312,013) and 0 shares, respectively ]	(2,648,615)		—

Total Class K transactions	56,162,493		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(57,974,224)		(57,542,818)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,557,850)		63,420,698
NET ASSETS:
Beginning of year	542,725,160		479,304,462

End of year (a)	$446,167,310		$542,725,160

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(11,136)		$(475,908)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Mid Cap Growth Portfolio exchanged approximately 6,916,319 Class A shares for approximately 6,916,319 Class K shares. This exchange amounted to approximately $58,211,892.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008		2007
Net asset value, beginning of year	$9.24		$7.27		$5.11		$9.13		$9.04

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	(0.03	)(e)	—	#(e)	(0.04	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.64)		2.00		2.16		(3.90)		1.14

Total from investment operations	(0.70)		1.97		2.16		(3.94)		1.07

Less distributions:
Distributions from net realized gains	—		—		—		(0.08)		(0.98)

Net asset value, end of year	$8.54		$9.24		$7.27		$5.11		$9.13

Total return	(7.58)%		27.10%		42.27%		(43.47)%		12.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,871		$78,095		$84,705		$151,539		$303,194
Ratio of expenses to average net assets:
After reimbursements	0.99%		1.04%		0.78%		1.21%		1.27%
After reimbursements and fees paid indirectly	0.99%		1.03%		0.78%		1.21%		1.27%
Before reimbursements and fees paid indirectly	1.01%		1.04%		1.07%		1.31%		1.30%
Ratio of net investment income (loss) to average net assets:
After reimbursements	(0.59)%		(0.43)%		(0.05)%		(0.50)%		(0.67)%
After reimbursements and fees paid indirectly	(0.59)%		(0.43)%		(0.05)%		(0.50)%		(0.67)%
Before reimbursements and fees paid indirectly	(0.60)%		(0.44)%		(0.34)%		(0.61)%		(0.70)%
Portfolio turnover rate	64%		65%		122%		128%		81%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.99		$7.08		$4.99		$8.95		$8.90

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	(0.05	)(e)	(0.02	)(e)	(0.05	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.64)		1.96		2.11		(3.83)		1.12

Total from investment operations	(0.71)		1.91		2.09		(3.88)		1.03

Less distributions:
Distributions from net realized gains	—		—		—		(0.08)		(0.98)

Net asset value, end of year	$8.28		$8.99		$7.08		$4.99		$8.95

Total return	(7.90)%		26.98%		41.88%		(43.68)%		11.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$377,314		$464,630		$394,599		$288,031		$554,500
Ratio of expenses to average net assets:
After reimbursements	1.24	%(c)	1.29%		1.15%		1.46%		1.52%
After reimbursements and fees paid indirectly	1.24%		1.28%		1.15%		1.46%		1.52%
Before reimbursements and fees paid indirectly	1.26	%(c)	1.29%		1.32%		1.56	%(c)	1.55%
Ratio of net investment income (loss) to average net assets:
After reimbursements	(0.81)%		(0.67)%		(0.42)%		(0.75)%		(0.93)%
After reimbursements and fees paid indirectly	(0.81)%		(0.67)%		(0.42)%		(0.75)%		(0.93)%
Before reimbursements and fees paid indirectly	(0.82)%		(0.68)%		(0.59)%		(0.86)%		(0.96)%
Portfolio turnover rate	64%		65%		122%		128%		81%

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.22

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.33

Total from investment operations	0.32

Net asset value, end of period	$8.54

Total return (b)	3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,983
Ratio of expenses to average net assets:
After reimbursements (a)	1.00%
After reimbursements and fees paid indirectly (a)	1.00%
Before reimbursements and fees paid indirectly (a)	1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	(0.48)%
After reimbursements and fees paid indirectly (a)	(0.48)%
Before reimbursements and fees paid indirectly (a)	(0.48)%
Portfolio turnover rate	64%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	Diamond Hill Capital Management, Inc.***

➢	Knightsbridge Asset Management, LLC***

➢	Tradewinds Global Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(13.07)%	0.28%	4.35%	4.35%
Portfolio – Class B Shares	(13.36)	0.03	4.08	4.08
Portfolio – Class K Shares**	(13.07)	0.28	4.35	4.35
Russell 2500™ Value Index	(3.36)	(0.58)	7.16	7.16
Volatility Managed Index – Mid Cap Value 2500	(7.91)	4.05	8.34	8.34

*   Date of inception 12/31/01.

** Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

***	Effective January 14, 2011, Diamond Hill Capital Management, Inc. and Knightsbridge Asset Management, LLC replaced Wellington Management Company, LLP as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (13.07)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2500TM Value Index, returned (3.36)%, and the Volatility Managed Index – Mid Cap Value 2500 returned (7.91)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, mid-capitalization U.S. value equities, as measured by the Russell 2500™ Value Index, posted a negative return. For the benchmark, only three of the ten sectors posted positive returns, led by Utilities and Consumer Staples, while Telecommunication Services and Information Technology were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Health Care sector was the largest contributor to performance. Owning Aetna Inc., which the benchmark did not, was the best stock contributor.

•	A large overweight position in the Consumer Staples sector helped overall returns.

•	Both an underweight to Information Technology and stock selection within the sector aided performance.

What hurt performance during the year:

•	Stock selection within the Energy, Materials, Industrials, and Financials sectors hurt the Portfolio’s returns.

•	Overweight holdings in AMR Corp. (Industrials sector), Overseas Shipholding Group, and Cameco Corp. (both in the Energy sector) were the three largest individual stock detractors.

•	A large overweight to the Energy sector hurt performance.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Financials	19.8%
Industrials	13.0
Energy	10.2
Consumer Discretionary	7.2
Materials	6.3
Information Technology	5.8
Consumer Staples	5.3
Health Care	5.0
Utilities	4.7
Telecommunication Services	0.7
Cash and Other	22.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.
EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$830.52	$4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	5.01
Class B
Actual	1,000.00	828.67	5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.98	6.29
Class K†
Actual	1,000.00	1,006.17	3.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.22	5.03

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.98%, 1.24% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

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PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.2%)
Auto Components (0.8%)
American Axle & Manufacturing Holdings, Inc.*	6,534	$64,621
Autoliv, Inc.	10,974	586,999
Dana Holding Corp.*	1,098	13,341
Drew Industries, Inc.*	1,424	34,931
Exide Technologies, Inc.*	7,220	18,989
Federal-Mogul Corp.*	2,416	35,636
Fuel Systems Solutions, Inc.*	2,063	34,019
Lear Corp.	12,979	516,564
Modine Manufacturing Co.*	5,830	55,152
Motorcar Parts of America, Inc.*	1,418	10,635
Shiloh Industries, Inc.*	533	4,466
Spartan Motors, Inc.	4,100	19,721
Standard Motor Products, Inc.	2,402	48,160
Superior Industries International, Inc.	2,883	47,685
TRW Automotive Holdings Corp.*	12,645	412,227
Visteon Corp.*	47,993	2,396,770

		4,299,916

Automobiles (0.0%)
Thor Industries, Inc.	5,496	150,755

Distributors (0.0%)
Core-Mark Holding Co., Inc.	1,199	47,480
VOXX International Corp.*	2,375	20,069
Weyco Group, Inc.	779	19,125

		86,674

Diversified Consumer Services (0.7%)
Archipelago Learning, Inc.*	682	6,595
Ascent Capital Group, Inc., Class A*	1,776	90,079
Cambium Learning Group, Inc.*	1,725	5,210
Career Education Corp.*	7,673	61,154
Corinthian Colleges, Inc.*	9,729	21,112
DeVry, Inc.	1,605	61,728
Education Management Corp.*	4,779	133,764
Hillenbrand, Inc.	67,370	1,503,698
Lincoln Educational Services Corp.	2,774	21,915
Mac-Gray Corp.	1,588	21,899
Matthews International Corp., Class A	2,208	69,397
Regis Corp.	7,226	119,590
School Specialty, Inc.*	1,953	4,882
Service Corp. International	29,694	316,241
Steiner Leisure Ltd.*	28,230	1,281,360
Stewart Enterprises, Inc., Class A	9,924	57,162

		3,775,786

Hotels, Restaurants & Leisure (1.7%)
Ambassadors Group, Inc.	1,616	7,288
Bally Technologies, Inc.*	400	15,824
Benihana, Inc.*	1,524	15,590
Biglari Holdings, Inc.*	141	51,922
Bob Evans Farms, Inc.	3,764	126,245
Boyd Gaming Corp.*	7,142	53,279

Brinker International, Inc.	886	$23,709
Caribou Coffee Co., Inc.*	836	11,662
Cedar Fair LP	66,600	1,431,900
Choice Hotels International, Inc.	3,305	125,755
Churchill Downs, Inc.	1,140	59,428
Cracker Barrel Old Country Store, Inc.	189	9,527
Denny’s Corp.*	3,306	12,431
Domino’s Pizza, Inc.*	4,460	151,417
Dunkin’ Brands Group, Inc.*	255	6,370
Gaylord Entertainment Co.*	4,490	108,389
International Speedway Corp., Class A	3,642	92,325
Isle of Capri Casinos, Inc.*	2,637	12,315
Jack in the Box, Inc.*	5,352	111,857
Life Time Fitness, Inc.*	530	24,777
Luby’s, Inc.*	2,069	9,331
Marcus Corp.	2,851	35,951
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,614	14,106
Monarch Casino & Resort, Inc.*	1,236	12,595
Morgans Hotel Group Co.*	2,058	12,142
Multimedia Games Holding Co., Inc.*	3,636	28,870
O’Charleys, Inc.*	2,211	12,138
Orient-Express Hotels Ltd., Class A*	12,050	90,013
P.F. Chang’s China Bistro, Inc.	253	7,820
Penn National Gaming, Inc.*	8,510	323,976
Pinnacle Entertainment, Inc.*	7,043	71,557
Red Lion Hotels Corp.*	2,287	15,849
Red Robin Gourmet Burgers, Inc.*	186	5,152
Ruby Tuesday, Inc.*	8,110	55,959
Ruth’s Hospitality Group, Inc.*	3,536	17,574
Scientific Games Corp., Class A*	3,421	33,184
Shuffle Master, Inc.*	1,244	14,580
Speedway Motorsports, Inc.	1,588	24,344
Texas Roadhouse, Inc.	541	8,061
Town Sports International Holdings, Inc.*	1,376	10,114
Vail Resorts, Inc.	1,002	42,445
Wendy’s Co.	891,302	4,777,379
WMS Industries, Inc.*	7,135	146,410
Wyndham Worldwide Corp.	19,048	720,586

		8,942,146

Household Durables (0.9%)
American Greetings Corp., Class A	4,713	58,960
Beazer Homes USA, Inc.*	9,604	23,818
Blyth, Inc.	635	36,068
Cavco Industries, Inc.*	821	32,889
CSS Industries, Inc.	1,023	20,378
D.R. Horton, Inc.	34,318	432,750
Ethan Allen Interiors, Inc.	2,001	47,444
Furniture Brands International, Inc.*	5,145	6,328
Harman International Industries, Inc.	2,969	112,941
Helen of Troy Ltd.*	3,829	117,550

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hovnanian Enterprises, Inc., Class A*	7,674	$11,127
Jarden Corp.	11,398	340,572
KB Home	9,769	65,648
La-Z-Boy, Inc.*	6,338	75,422
Leggett & Platt, Inc.	62,486	1,439,677
Lennar Corp., Class A	19,967	392,352
Lifetime Brands, Inc.	1,089	13,220
M.D.C. Holdings, Inc.	4,638	81,768
M/I Homes, Inc.*	2,386	22,906
Meritage Homes Corp.*	3,515	81,513
Mohawk Industries, Inc.*	7,050	421,942
NVR, Inc.*	621	426,006
PulteGroup, Inc.*	41,634	262,711
Ryland Group, Inc.	5,639	88,871
Sealy Corp.*	6,468	11,125
Skullcandy, Inc.*	412	5,158
Skyline Corp.	931	4,050
Standard Pacific Corp.*	13,609	43,277
Toll Brothers, Inc.*	18,181	371,256
Universal Electronics, Inc.*	1,117	18,844

		5,066,571

Internet & Catalog Retail (0.0%)
1-800-FLOWERS.COM, Inc., Class A*	3,372	7,418
HomeAway, Inc.*	430	9,998
Valuevision Media, Inc., Class A*	963	1,810

		19,226

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.*	1,447	32,630
Black Diamond, Inc.*	1,533	11,451
Callaway Golf Co.	152,898	845,526
Eastman Kodak Co.*	33,478	21,744
JAKKS Pacific, Inc.	3,297	46,521
Johnson Outdoors, Inc., Class A*	508	7,798
Leapfrog Enterprises, Inc.*	5,072	28,352
Marine Products Corp.*	581	2,882
Mattel, Inc.	44,970	1,248,367
Smith & Wesson Holding Corp.*	4,736	20,649
Steinway Musical Instruments, Inc.*	861	21,559
Summer Infant, Inc.*	1,516	10,673

		2,298,152

Media (0.5%)
AH Belo Corp., Class A	2,211	10,502
Belo Corp., Class A	8,094	50,992
Central European Media Enterprises Ltd., Class A*	4,590	29,927
Cinemark Holdings, Inc.	1,092	20,191
Clear Channel Outdoor Holdings, Inc., Class A*	5,020	63,001
Crown Media Holdings, Inc., Class A*	2,300	2,783
Cumulus Media, Inc., Class A*	3,278	10,949
Dial Global, Inc.*	722	2,303
Digital Generation, Inc.*	791	9,429
DreamWorks Animation SKG, Inc., Class A*	8,851	146,882

Entercom Communications Corp., Class A*	2,972	$18,278
Entravision Communications Corp., Class A	2,346	3,660
EW Scripps Co., Class A*	4,369	34,996
Fisher Communications, Inc.*	1,143	32,953
Gannett Co., Inc.	29,963	400,605
Gray Television, Inc.*	6,015	9,744
Harte-Hanks, Inc.	5,439	49,441
Interpublic Group of Cos., Inc.	35,850	348,820
Journal Communications, Inc., Class A*	5,247	23,087
Knology, Inc.*	323	4,587
Lamar Advertising Co., Class A*	5,080	139,700
LIN TV Corp., Class A*	3,645	15,418
Live Nation Entertainment, Inc.*	17,487	145,317
Madison Square Garden Co., Class A*	7,432	212,852
Martha Stewart Living Omnimedia, Inc., Class A	3,342	14,705
McClatchy Co., Class A*	7,090	16,945
Meredith Corp.	4,558	148,819
New York Times Co., Class A*	17,059	131,866
Nexstar Broadcasting Group, Inc., Class A*	1,032	8,091
Outdoor Channel Holdings, Inc.	1,929	14,390
Pandora Media, Inc.*	493	4,935
Regal Entertainment Group, Class A	6,791	81,085
Saga Communications, Inc., Class A*	420	15,700
Scholastic Corp.	3,358	100,639
Sinclair Broadcast Group, Inc., Class A	5,776	65,442
Washington Post Co., Class B	619	233,245
World Wrestling Entertainment, Inc., Class A	359	3,346

		2,625,625

Multiline Retail (0.1%)
99 Cents Only Stores*	5,159	113,240
Big Lots, Inc.*	5,133	193,822
Bon-Ton Stores, Inc.	1,474	4,967
Dillard’s, Inc., Class A	3,769	169,153
Fred’s, Inc., Class A	4,596	67,009
Saks, Inc.*	14,401	140,410
Tuesday Morning Corp.*	5,315	18,337

		706,938

Specialty Retail (1.4%)
Aaron’s, Inc.	23,732	633,170
Abercrombie & Fitch Co., Class A	1,538	75,116
American Eagle Outfitters, Inc.	24,250	370,783
America’s Car-Mart, Inc.*	511	20,021
Asbury Automotive Group, Inc.*	3,598	77,573
AutoNation, Inc.*	2,478	91,364
Barnes & Noble, Inc.*	3,634	52,620
bebe stores, Inc.	4,576	38,118
Best Buy Co., Inc.	60,873	1,422,602
Big 5 Sporting Goods Corp.	2,632	27,478
Brown Shoe Co., Inc.	5,502	48,968

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Build-A-Bear Workshop, Inc.*	1,761	$14,898
Cabela’s, Inc.*	5,383	136,836
CarMax, Inc.*	23,315	710,641
Casual Male Retail Group, Inc.*	5,031	17,206
Charming Shoppes, Inc.*	14,526	71,177
Chico’s FAS, Inc.	7,345	81,823
Children’s Place Retail Stores, Inc.*	3,250	172,640
Christopher & Banks Corp.	4,368	10,221
Citi Trends, Inc.*	1,855	16,287
Coldwater Creek, Inc.*	7,370	8,697
Collective Brands, Inc.*	7,671	110,232
Conn’s, Inc.*	1,555	17,261
Cost Plus, Inc.*	815	7,946
DSW, Inc., Class A	208	9,196
Finish Line, Inc., Class A	4,474	86,281
Foot Locker, Inc.	19,243	458,753
Francesca’s Holdings Corp.*	822	14,221
GameStop Corp., Class A*	17,208	415,229
Genesco, Inc.*	2,622	161,882
Group 1 Automotive, Inc.	2,831	146,646
Haverty Furniture Cos., Inc.	2,272	24,947
hhgregg, Inc.*	1,880	27,166
HOT Topic, Inc.	5,483	36,243
Kirkland’s, Inc.*	2,055	27,332
Lithia Motors, Inc., Class A	2,764	60,421
MarineMax, Inc.*	2,810	18,321
Mattress Firm Holding Corp.*	469	10,876
Men’s Wearhouse, Inc.	5,330	172,745
New York & Co., Inc.*	3,268	8,693
Office Depot, Inc.*	34,589	74,366
OfficeMax, Inc.*	10,716	48,651
Pacific Sunwear of California, Inc.*	6,080	10,397
Penske Automotive Group, Inc.	5,527	106,395
PEP Boys-Manny, Moe & Jack	6,531	71,841
Pier 1 Imports, Inc.*	7,897	110,005
RadioShack Corp.	12,352	119,938
Rent-A-Center, Inc.	7,299	270,063
Sally Beauty Holdings, Inc.*	909	19,207
Select Comfort Corp.*	875	18,979
Shoe Carnival, Inc.*	1,155	29,683

Signet Jewelers Ltd.	10,724	471,427
Sonic Automotive, Inc., Class A	4,987	73,857
Stage Stores, Inc.	3,367	46,768
Stein Mart, Inc.*	3,324	22,636
Systemax, Inc.*	1,225	20,102
Talbots, Inc.*	8,799	23,405
Teavana Holdings, Inc.*	256	4,808
West Marine, Inc.*	1,969	22,899
Wet Seal, Inc., Class A*	10,639	34,683
Williams-Sonoma, Inc.	6,252	240,702
Zale Corp.*	3,932	14,981

		7,768,423

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.*	32,804	1,305,927
Cherokee, Inc.	208	2,427
Columbia Sportswear Co.	498	23,182
Delta Apparel, Inc.*	740	14,127
Hanesbrands, Inc.*	44,170	965,556
Iconix Brand Group, Inc.*	9,063	147,636

Jones Group, Inc.	9,882	$104,255
Kenneth Cole Productions, Inc., Class A*	603	6,386
K-Swiss, Inc., Class A*	113,629	331,797
Liz Claiborne, Inc.*	11,135	96,095
Movado Group, Inc.	2,193	39,847
Perry Ellis International, Inc.*	1,440	20,477
PVH Corp.	6,315	445,144
Quiksilver, Inc.*	16,088	58,078
R.G. Barry Corp.	835	10,087
Skechers U.S.A., Inc., Class A*	4,685	56,782
Unifi, Inc.*	1,781	13,536
Warnaco Group, Inc.*	876	43,835

		3,685,174

Total Consumer Discretionary		39,425,386

Consumer Staples (5.3%)
Beverages (0.9%)
Central European Distribution Corp.*	409,060	1,789,638
Constellation Brands, Inc., Class A*	22,452	464,083
Craft Brewers Alliance, Inc.*	733	4,413
Heckmann Corp.*	5,799	38,563
MGP Ingredients, Inc.	1,366	6,885
Molson Coors Brewing Co., Class B	55,099	2,399,010
Primo Water Corp.*	476	1,447

		4,704,039

Food & Staples Retailing (0.8%)
Andersons, Inc.	2,326	101,553
Arden Group, Inc., Class A	57	5,131
Chefs’ Warehouse, Inc.*	274	4,894
Ingles Markets, Inc., Class A	1,481	22,304
Kroger Co.	99,791	2,416,938
Nash Finch Co.	1,473	43,129
Pantry, Inc.*	2,580	30,883
Rite Aid Corp.*	68,013	85,696
Ruddick Corp.	27,023	1,152,261
Spartan Stores, Inc.	2,851	52,743
SUPERVALU, Inc.	26,405	214,409
Susser Holdings Corp.*	933	21,104
Village Super Market, Inc., Class A	722	20,541
Weis Markets, Inc.	1,378	55,037
Winn-Dixie Stores, Inc.*	7,024	65,885

		4,292,508

Food Products (2.8%)
Alico, Inc.	238	4,610
B&G Foods, Inc.	53,305	1,283,051

Cal-Maine Foods, Inc.	1,615	59,061
Chiquita Brands International, Inc.*	5,699	47,530
ConAgra Foods, Inc.	161,920	4,274,688
Corn Products International, Inc.	1,848	97,186
Cresud S.A.C.I.F. y A. (ADR)	33,150	377,578
Dean Foods Co.*	224,709	2,516,741
Dole Food Co., Inc.*	3,655	31,616
Farmer Bros Co.	1,000	7,640
Flowers Foods, Inc.	106,635	2,023,932

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Fresh Del Monte Produce, Inc.	69,632	$1,741,496
Griffin Land & Nurseries, Inc.	388	10,266
Hain Celestial Group, Inc.*	3,384	124,057
Imperial Sugar Co.	1,546	5,519
Omega Protein Corp.*	2,121	15,123
Pilgrim’s Pride Corp.*	6,230	35,885
Ralcorp Holdings, Inc.*	21,372	1,827,306
Sanderson Farms, Inc.	2,751	137,908
Seneca Foods Corp., Class A*	1,199	30,958
Smart Balance, Inc.*	3,774	20,229
Smithfield Foods, Inc.*	20,628	500,848
Snyders-Lance, Inc.	5,802	130,545
Tootsie Roll Industries, Inc.	227	5,373
TreeHouse Foods, Inc.*	1,839	120,234

		15,429,380

Household Products (0.8%)
Central Garden & Pet Co., Class A*	5,228	43,497
Church & Dwight Co., Inc.	7,444	340,638
Energizer Holdings, Inc.*	49,113	3,805,275
Harbinger Group, Inc.*	1,330	5,333
Oil-Dri Corp. of America	627	12,691
Spectrum Brands Holdings, Inc.*	461	12,631

		4,220,065

Personal Products (0.0%)
Elizabeth Arden, Inc.*	604	22,372
Nutraceutical International Corp.*	1,289	14,592
Prestige Brands Holdings, Inc.*	6,227	70,178
Revlon, Inc., Class A*	1,400	20,818
Schiff Nutrition International, Inc.*	1,000	10,700

		138,660

Tobacco (0.0%)
Alliance One International, Inc.*	10,609	28,857
Star Scientific, Inc.*	1,438	3,135
Universal Corp.	2,915	133,973
Vector Group Ltd.	1,828	32,465

		198,430

Total Consumer Staples		28,983,082

Energy (9.8%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	5,014	199,507
Bristow Group, Inc.	21,691	1,027,937
C&J Energy Services, Inc.*	574	12,014
Cal Dive International, Inc.*	4,615	10,384
Dawson Geophysical Co.*	722	28,541
Exterran Holdings, Inc.*	79,917	727,245
Gulf Island Fabrication, Inc.	1,527	44,604
Gulfmark Offshore, Inc., Class A*	2,425	101,874
Helix Energy Solutions Group, Inc.*	12,876	203,441
Helmerich & Payne, Inc.	869	50,715
Hercules Offshore, Inc.*	14,223	63,150
Hornbeck Offshore Services, Inc.*	3,710	115,084
Key Energy Services, Inc.*	1,624	25,123
Matrix Service Co.*	2,817	26,593

Mitcham Industries, Inc.*	723	$15,790
Natural Gas Services Group, Inc.*	1,566	22,644

Newpark Resources, Inc.*	10,514	99,883
Oil States International, Inc.*	1,011	77,210
Parker Drilling Co.*	14,565	104,431
Patterson-UTI Energy, Inc.	17,048	340,619
PHI, Inc. (Non-Voting)*	1,700	42,245
Pioneer Drilling Co.*	1,461	14,142
Rowan Cos., Inc.*	13,231	401,296
SEACOR Holdings, Inc.*	2,505	222,845
Solar Cayman Ltd.(b)*†§	141,300	14,130
Tesco Corp.*	725	9,164
TETRA Technologies, Inc.*	8,456	78,979
Tidewater, Inc.	6,030	297,279
Transocean Ltd.	11,869	455,651
Union Drilling, Inc.*	2,000	12,480
Unit Corp.*	5,194	241,002
Vantage Drilling Co.*	21,978	25,494
Willbros Group, Inc.*	3,984	14,621

		5,126,117

Oil, Gas & Consumable Fuels (8.8%)
Alon USA Energy, Inc.	327	2,848
Approach Resources, Inc.*	786	23,116
Arch Coal, Inc.	222,389	3,226,864
Berry Petroleum Co., Class A	31,605	1,328,042
Bill Barrett Corp.*	5,436	185,205
BPZ Resources, Inc.*	9,561	27,153
CAMAC Energy, Inc.*	6,838	6,906
Cameco Corp.	209,086	3,774,002
Chesapeake Energy Corp.	104,402	2,327,121
Cimarex Energy Co.	50,575	3,130,593
Cloud Peak Energy, Inc.*	6,009	116,094
Cobalt International Energy, Inc.*	1,044	16,203
Comstock Resources, Inc.*	5,878	89,933
Consol Energy, Inc.	37,468	1,375,076
Crimson Exploration, Inc.*	2,291	6,552
Crosstex Energy, Inc.	583	7,369
Delek U.S. Holdings, Inc.	1,788	20,401
Denbury Resources, Inc.*	149,965	2,264,472
DHT Holdings, Inc.	8,310	6,149
Endeavour International Corp.*	4,546	39,505
Energen Corp.	34,711	1,735,550
Energy Partners Ltd.*	3,572	52,151
EXCO Resources, Inc.	1,505	15,727
Forest Oil Corp.*	23,493	318,330
Frontline Ltd.	6,403	27,469
Gastar Exploration Ltd.*	7,075	22,499
GeoResources, Inc.*	1,564	45,841
GMX Resources, Inc.*	5,216	6,520
Green Plains Renewable Energy, Inc.*	2,248	21,940
Harvest Natural Resources, Inc.*	4,256	31,409
James River Coal Co.*	4,402	30,462
KiOR, Inc., Class A*	361	3,675
Knightsbridge Tankers Ltd.	2,675	36,567
L&L Energy, Inc.*	2,749	7,120
Lone Pine Resources, Inc.*	12,516	87,737
Miller Energy Resources, Inc.*	3,734	10,418
Nexen, Inc.	183,598	2,921,044
Noble Energy, Inc.	47,580	4,491,076

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nordic American Tankers Ltd.	5,911	$70,873
Overseas Shipholding Group, Inc.	153,289	1,675,449
Patriot Coal Corp.*	782	6,624
Pengrowth Energy Corp.	271,000	2,853,630
Penn Virginia Corp.	5,671	30,000
Petrobras Argentina S.A. (ADR)	26,226	330,972
Petroleum Development Corp.*	2,897	101,714
PetroQuest Energy, Inc.*	5,436	35,878
Plains Exploration & Production Co.*	123,345	4,529,228
QEP Resources, Inc.	105,000	3,076,500
Quicksilver Resources, Inc.*	13,708	91,981
REX American Resources Corp.*	913	20,186
Rex Energy Corp.*	666	9,830
SandRidge Energy, Inc.*	370,000	3,019,200
Scorpio Tankers, Inc.*	2,986	14,602
SemGroup Corp., Class A*	5,129	133,662
Ship Finance International Ltd.	5,649	52,762
SM Energy Co.	1,522	111,258
Solazyme, Inc.*	308	3,665
Southern Union Co.	15,483	651,989
Southwestern Energy Co.*	12,000	383,280
Swift Energy Co.*	5,272	156,684
Talisman Energy, Inc.	78,231	997,445
Teekay Corp.	5,176	138,354
Teekay Tankers Ltd., Class A	5,215	18,357
Tesoro Corp.*	17,869	417,420
Triangle Petroleum Corp.*	2,685	16,029
Ur-Energy, Inc.*	2,288	1,965
USEC, Inc.*	14,589	16,631
VAALCO Energy, Inc.*	5,792	34,984
Venoco, Inc.*	2,782	18,834
Voyager Oil & Gas, Inc.*	1,442	3,706
Warren Resources, Inc.*	7,629	24,871
Western Refining, Inc.*	424	5,635
Westmoreland Coal Co.*	833	10,621
Whiting Petroleum Corp.*	26,765	1,249,658
World Fuel Services Corp.	3,788	159,020

		48,312,636

Total Energy		53,438,753

Financials (19.8%)
Capital Markets (1.8%)
Affiliated Managers Group, Inc.*	1,852	177,699
American Capital Ltd.*	43,802	294,788
Apollo Investment Corp.	24,216	155,951
Ares Capital Corp.	25,367	391,920
Arlington Asset Investment Corp., Class A	774	16,509
Artio Global Investors, Inc.	533	2,601
BlackRock Kelso Capital Corp.	7,984	65,149
Calamos Asset Management, Inc., Class A	2,456	30,725
Capital Southwest Corp.	385	31,397
CIFC Corp.*	1,316	7,106
Cohen & Steers, Inc.	400	11,560
Cowen Group, Inc., Class A*	8,882	23,004
Daiwa Securities Group, Inc. (ADR)	370,180	1,162,365
E*TRADE Financial Corp.*	30,699	244,364
Edelman Financial Group, Inc.	2,790	18,330
FBR & Co.*	6,124	12,554

Federated Investors, Inc., Class B	2,213	$33,527
Fidus Investment Corp.	277	3,593
Fifth Street Finance Corp.	9,131	87,384
FXCM, Inc., Class A	2,137	20,836
GAMCO Investors, Inc., Class A	342	14,874
GFI Group, Inc.	8,574	35,325
Gladstone Capital Corp.	2,697	20,578
Gladstone Investment Corp.	2,970	21,592
Gleacher & Co., Inc.*	9,577	16,089
Golub Capital BDC, Inc.	1,187	18,399
Harris & Harris Group, Inc.*	4,100	14,186
Hercules Technology Growth Capital, Inc.	5,331	50,325
ICG Group, Inc.*	4,272	32,980
INTL FCStone, Inc.*	1,609	37,924
Investment Technology Group, Inc.*	5,248	56,731
Janus Capital Group, Inc.	23,214	146,480
Jefferies Group, Inc.	16,771	230,601
JMP Group, Inc.	2,169	15,508
KBW, Inc.	4,070	61,783
Knight Capital Group, Inc., Class A*	12,609	149,038
Kohlberg Capital Corp.	2,176	13,731
LPL Investment Holdings, Inc.*	691	21,103
Main Street Capital Corp.	2,450	52,038
Manning & Napier, Inc.*	1,198	14,963
MCG Capital Corp.	9,700	38,703
Medallion Financial Corp.	2,047	23,295
Medley Capital Corp.	1,322	13,749
MVC Capital, Inc.	3,157	36,590
New Mountain Finance Corp.	904	12,123
NGP Capital Resources Co.	2,849	20,484
Northern Trust Corp.	13,636	540,804
Oppenheimer Holdings, Inc., Class A	1,324	21,316
PennantPark Investment Corp.	5,555	56,050
Piper Jaffray Cos., Inc.*	2,007	40,541
Prospect Capital Corp.	13,554	125,917
Raymond James Financial, Inc.	12,673	392,356
Safeguard Scientifics, Inc.*	2,610	41,212
Solar Capital Ltd.	4,469	98,720
Solar Senior Capital Ltd.	934	14,711
Stifel Financial Corp.*	4,026	129,033
SWS Group, Inc.	3,788	26,024
TICC Capital Corp.	4,119	35,629
Triangle Capital Corp.	2,810	53,727
Virtus Investment Partners, Inc.*	54	4,105
Walter Investment Management Corp.	209,718	4,301,316

		9,842,015

Commercial Banks (4.5%)
1st Source Corp.	2,035	51,547
1st United Bancorp, Inc.*	3,303	18,332
Alliance Financial Corp./New York	684	21,122
Ameris Bancorp*	2,994	30,778
Ames National Corp.	1,104	21,528
Arrow Financial Corp.	1,174	27,519
Associated Banc-Corp	21,598	241,250
BancFirst Corp.	928	34,837

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Banco Latinoamericano de Comercio Exterior S.A., Class E	3,396	$54,506
Bancorp Rhode Island, Inc.	504	20,009
Bancorp, Inc./Delaware*	3,797	27,452
BancorpSouth, Inc.	10,434	114,983
Bank of Hawaii Corp.	5,953	264,849
Bank of Kentucky Financial Corp.	641	12,852
Bank of Marin Bancorp/California	629	23,644
Bank of the Ozarks, Inc.	3,026	89,660
Banner Corp.	2,049	35,140
BBCN Bancorp, Inc.*	8,076	76,318
BOK Financial Corp.	3,193	175,391
Boston Private Financial Holdings, Inc.	9,850	78,209
Bridge Bancorp, Inc.	512	10,189
Bridge Capital Holdings*	993	10,327
Bryn Mawr Bank Corp.	1,112	21,673
Camden National Corp.	1,060	34,556
Capital Bank Corp.*	1,488	2,991
Capital City Bank Group, Inc.	1,642	15,681
CapitalSource, Inc.	33,551	224,792
Cardinal Financial Corp.	3,777	40,565
Cascade Bancorp*	681	2,983
Cathay General Bancorp	9,926	148,195
Center Bancorp, Inc.	1,277	12,476
Centerstate Banks, Inc.	3,600	23,832
Central Pacific Financial Corp.*	1,817	23,476
Century Bancorp, Inc./Massachusetts, Class A	171	4,829
Chemical Financial Corp.	3,471	74,002
Citizens & Northern Corp.	1,630	30,106
City Holding Co.	1,898	64,323
City National Corp./California	5,826	257,393
CNB Financial Corp./Pennsylvania	1,443	22,771
CoBiz Financial, Inc.	4,443	25,636
Columbia Banking System, Inc.	4,998	96,311
Commerce Bancshares, Inc./Missouri	9,700	369,764
Community Bank System, Inc.	4,580	127,324
Community Trust Bancorp, Inc.	1,860	54,721
Cullen/Frost Bankers, Inc.	6,648	351,746
CVB Financial Corp.	11,106	111,393
Eagle Bancorp, Inc.*	2,305	33,515
East West Bancorp, Inc.	18,530	365,968
Encore Bancshares, Inc.*	911	12,317
Enterprise Bancorp, Inc./Massachusetts	611	8,737
Enterprise Financial Services Corp.	1,800	26,640
F.N.B. Corp./Pennsylvania	15,801	178,709
Financial Institutions, Inc.	1,861	30,037
First Bancorp, Inc./Maine	1,341	20,611
First Bancorp/North Carolina	2,064	23,014
First Busey Corp.	9,389	46,945
First Citizens BancShares, Inc./North Carolina, Class A	688	120,393
First Commonwealth Financial Corp.	13,423	70,605

First Community Bancshares, Inc./Virginia	2,118	$26,433
First Connecticut Bancorp, Inc./Connecticut	2,213	28,791
First Financial Bancorp	7,246	120,573
First Financial Bankshares, Inc.	2,173	72,643
First Financial Corp./Indiana	1,471	48,955
First Horizon National Corp.	32,328	258,624
First Interstate Bancsystem, Inc.	1,860	24,236
First Merchants Corp.	3,113	26,367
First Midwest Bancorp, Inc./Illinois	9,177	92,963
First Niagara Financial Group, Inc.	217,124	1,873,780
First of Long Island Corp.	1,100	28,952
First Republic Bank/California*	9,110	278,857
FirstMerit Corp.	13,640	206,373
Fulton Financial Corp.	24,794	243,229
German American Bancorp, Inc.	1,559	28,358
Glacier Bancorp, Inc.	8,973	107,945
Great Southern Bancorp, Inc.	1,375	32,436
Hancock Holding Co.	9,446	301,989
Hanmi Financial Corp.*	2,294	16,976
Heartland Financial USA, Inc.	1,865	28,609
Heritage Commerce Corp.*	2,376	11,262
Heritage Financial Corp./Washington	2,070	25,999
Home Bancshares, Inc./Arkansas	2,795	72,418
Hudson Valley Holding Corp.	2,002	42,482
Huntington Bancshares, Inc./Ohio	308,209	1,692,067
IBERIABANK Corp.	3,601	177,529
Independent Bank Corp./Massachusetts	2,659	72,564
International Bancshares Corp.	6,609	121,176
Investors Bancorp, Inc.*	5,105	68,815
Lakeland Bancorp, Inc.	2,974	25,636
Lakeland Financial Corp.	1,983	51,300
MainSource Financial Group, Inc.	2,418	21,351
MB Financial, Inc.	6,789	116,092
Merchants Bancshares, Inc.	595	17,374
Metro Bancorp, Inc.*	1,717	14,388
MidSouth Bancorp, Inc.	1,100	14,311
National Bankshares, Inc./Virginia	1,010	28,199
National Penn Bancshares, Inc.	139,441	1,176,882
NBT Bancorp, Inc.	4,273	94,562
Old National Bancorp/Indiana	11,820	137,703
OmniAmerican Bancorp, Inc.*	1,500	23,550
Oriental Financial Group, Inc.	5,607	67,901
Orrstown Financial Services, Inc.	835	6,889
Pacific Capital Bancorp N.A.*	130,527	3,686,082
Pacific Continental Corp.	2,674	23,665
PacWest Bancorp	3,776	71,555
Park National Corp.	1,612	104,877
Park Sterling Corp.*	3,427	13,982
Penns Woods Bancorp, Inc.	499	19,351
Peoples Bancorp, Inc./Ohio	1,432	21,208
Pinnacle Financial Partners, Inc.*	4,234	68,379
Popular, Inc.*	2,005,605	2,787,791
PrivateBancorp, Inc.	7,467	81,988
Prosperity Bancshares, Inc.	5,848	235,967

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Renasant Corp.	3,198	$47,970
Republic Bancorp, Inc./Kentucky, Class A	1,216	27,846
S&T Bancorp, Inc.	3,481	68,054
Sandy Spring Bancorp, Inc.	3,089	54,212
SCBT Financial Corp.	1,727	50,100
Seacoast Banking Corp. of Florida*	8,650	13,148
Sierra Bancorp	1,600	14,080
Simmons First National Corp., Class A	2,131	57,942
Southside Bancshares, Inc.	2,161	46,807
Southwest Bancorp, Inc./Oklahoma*	2,397	14,286
State Bancorp, Inc./New York	2,002	24,424
State Bank Financial Corp.*	3,883	58,672
StellarOne Corp.	3,042	34,618
Sterling Bancorp/New York	3,872	33,454
Sterling Financial Corp./Washington*	3,319	55,427
Suffolk Bancorp*	1,319	14,232
Sumitomo Mitsui Trust Holdings, Inc. (ADR)	269,638	765,772
Sun Bancorp, Inc./New Jersey*	4,450	10,769
SunTrust Banks, Inc.	41,140	728,178
Susquehanna Bancshares, Inc.	19,485	163,284
SVB Financial Group*	4,188	199,726
SY Bancorp, Inc.	1,449	29,748
Synovus Financial Corp.	95,078	134,060
Taylor Capital Group, Inc.*	919	8,933
TCF Financial Corp.	19,643	202,716
Texas Capital Bancshares, Inc.*	4,639	142,000
Tompkins Financial Corp.	1,094	42,130
Tower Bancorp, Inc.	1,294	36,931
TowneBank/Virginia	3,179	38,911
Trico Bancshares	1,954	27,786
Trustmark Corp.	7,985	193,956
UMB Financial Corp.	4,002	149,075
Umpqua Holdings Corp.	13,726	170,065
Union First Market Bankshares Corp.	2,683	35,657
United Bankshares, Inc./Virginia	4,678	132,247
United Community Banks, Inc./Georgia*	5,213	36,439
Univest Corp. of Pennsylvania	2,258	33,057
Valley National Bancorp	21,098	260,982
Virginia Commerce Bancorp, Inc.*	2,692	20,809
Washington Banking Co.	1,859	22,141
Washington Trust Bancorp, Inc.	1,879	44,833
Webster Financial Corp.	8,984	183,184
WesBanco, Inc.	3,002	58,449
West Bancorp, Inc.	1,663	15,932
West Coast Bancorp/Oregon*	2,396	37,378
Westamerica Bancorp	1,948	85,517
Western Alliance Bancorp*	8,658	53,939
Wilshire Bancorp, Inc.*	6,954	25,243
Wintrust Financial Corp.	4,345	121,877
Zions Bancorp	22,653	368,791

		24,757,643

Consumer Finance (0.0%)
Advance America Cash Advance Centers, Inc.	5,766	$51,606
Cash America International, Inc.	2,466	114,989
First Marblehead Corp.*	7,605	8,898
Imperial Holdings, Inc.*	360	677
Nelnet, Inc., Class A	3,199	78,279
Nicholas Financial, Inc.	1,146	14,692

		269,141

Diversified Financial Services (0.2%)
Compass Diversified Holdings	4,958	61,430
Gain Capital Holdings, Inc.	900	6,030
Guoco Group Ltd. (ADR)	25,897	476,764
Marlin Business Services Corp.	972	12,344
NASDAQ OMX Group, Inc.*	13,475	330,272
NewStar Financial, Inc.*	3,473	35,320
PHH Corp.*	7,018	75,093
PICO Holdings, Inc.*	2,774	57,089

		1,054,342

Insurance (7.6%)
Ageas (ADR)	379,675	577,106
Alleghany Corp.*	6,609	1,885,482
Allied World Assurance Co. Holdings AG	4,535	285,387
Alterra Capital Holdings Ltd.	11,307	267,184
American Equity Investment Life Holding Co.	7,333	76,263
American Financial Group, Inc./Ohio	9,675	356,911
American National Insurance Co.	866	63,244
American Safety Insurance Holdings Ltd.*	1,375	29,906
AMERISAFE, Inc.*	2,332	54,219
Amtrust Financial Services, Inc.	2,620	62,225
Aon Corp.	22,605	1,057,914
Arch Capital Group Ltd.*	16,391	610,237
Argo Group International Holdings Ltd.	3,379	97,856
Arthur J. Gallagher & Co.	13,729	459,098
Aspen Insurance Holdings Ltd.	8,833	234,074
Assurant, Inc.	89,262	3,665,098
Assured Guaranty Ltd.	363,134	4,771,581
Axis Capital Holdings Ltd.	49,800	1,591,608
Baldwin & Lyons, Inc., Class B	1,112	24,242
Brown & Brown, Inc.	14,462	327,275
Citizens, Inc./Texas*	4,461	43,227
CNA Financial Corp.	53,265	1,424,839
CNO Financial Group, Inc.*	27,610	174,219
Delphi Financial Group, Inc., Class A	5,999	265,756
Donegal Group, Inc., Class A	1,120	15,859
eHealth, Inc.*	2,644	38,867
EMC Insurance Group, Inc.	650	13,370
Employers Holdings, Inc.	4,447	80,446
Endurance Specialty Holdings Ltd.	26,895	1,028,734
Enstar Group Ltd.*	861	84,550
Everest Reinsurance Group Ltd.	5,691	478,556
FBL Financial Group, Inc., Class A	1,613	54,874

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Fidelity National Financial, Inc., Class A	27,702	$441,293
First American Financial Corp.	247,027	3,129,832
Flagstone Reinsurance Holdings S.A.	6,252	51,829
Fortegra Financial Corp.*	691	4,616
Global Indemnity plc*	1,723	34,167
Greenlight Capital Reinsurance Ltd., Class A*	2,736	64,761
Hallmark Financial Services*	1,045	7,304
Hanover Insurance Group, Inc.	5,646	197,328
Harleysville Group, Inc.	1,553	87,853
Hartford Financial Services Group, Inc.	93,070	1,512,387
HCC Insurance Holdings, Inc.	70,513	1,939,107
Hilltop Holdings, Inc.*	4,839	40,889
Horace Mann Educators Corp.	4,901	67,193
Independence Holding Co.	760	6,179
Infinity Property & Casualty Corp.	1,520	86,245
Kansas City Life Insurance Co.	566	18,576
Kemper Corp.	6,198	181,044
Loews Corp.	40,683	1,531,715
Maiden Holdings Ltd.	6,360	55,714
Markel Corp.*	1,204	499,263
MBIA, Inc.*	339,422	3,933,901
Meadowbrook Insurance Group, Inc.	6,774	72,346
Mercury General Corp.	3,271	149,223
Montpelier Reinsurance Holdings Ltd.	7,806	138,556
National Financial Partners Corp.*	5,081	68,695
National Interstate Corp.	960	23,683
National Western Life Insurance Co., Class A	282	38,397
Navigators Group, Inc.*	1,307	62,318
Old Republic International Corp.	31,988	296,529
OneBeacon Insurance Group Ltd., Class A	2,589	39,845
Phoenix Cos., Inc.*	14,131	23,740
Platinum Underwriters Holdings Ltd.	4,240	144,626
Presidential Life Corp.	2,133	21,309
Primerica, Inc.	4,238	98,491
ProAssurance Corp.	3,691	294,616
Protective Life Corp.	10,590	238,910
Reinsurance Group of America, Inc.	9,159	478,558
RenaissanceReinsurance Holdings Ltd.	6,302	468,680
RLI Corp.	2,259	164,591
Safety Insurance Group, Inc.	1,524	61,691
SeaBright Holdings, Inc.	2,681	20,510
Selective Insurance Group, Inc.	6,797	120,511
StanCorp Financial Group, Inc.	5,661	208,042
State Auto Financial Corp.	1,682	22,858
Stewart Information Services Corp.	2,148	24,809
Symetra Financial Corp.	8,281	75,109
Tower Group, Inc.	4,557	91,915

Transatlantic Holdings, Inc.	7,252	$396,902
United Fire & Casualty Co.	2,755	55,596
Universal Insurance Holdings, Inc.	2,050	7,339
Validus Holdings Ltd.	8,252	259,938
W. R. Berkley Corp.	14,149	486,584
White Mountains Insurance Group Ltd.	2,060	934,128
XL Group plc	83,710	1,654,947

		41,335,395

Real Estate Investment Trusts (REITs) (4.1%)
Acadia Realty Trust (REIT)	4,199	84,568
AG Mortgage Investment Trust, Inc. (REIT)	426	8,575
Agree Realty Corp. (REIT)	1,359	33,132
Alexandria Real Estate Equities, Inc. (REIT)	7,689	530,310
American Assets Trust, Inc. (REIT)	405	8,307
American Campus Communities, Inc. (REIT)	4,487	188,275
American Capital Agency Corp. (REIT)	27,440	770,515
American Capital Mortgage Investment Corp. (REIT)	552	10,389
Anworth Mortgage Asset Corp. (REIT)	15,739	98,841
Apartment Investment & Management Co. (REIT), Class A	4,861	111,366
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,672	35,083
ARMOUR Residential REIT, Inc. (REIT)	10,963	77,289
Ashford Hospitality Trust, Inc. (REIT)	6,569	52,552
Associated Estates Realty Corp. (REIT)	4,802	76,592
BioMed Realty Trust, Inc. (REIT)	18,382	332,347
Brandywine Realty Trust (REIT)	17,046	161,937
BRE Properties, Inc. (REIT)	9,304	469,666
Camden Property Trust (REIT)	2,493	155,164
Campus Crest Communities, Inc. (REIT)	3,792	38,148
CapLease, Inc. (REIT)	8,816	35,617
Capstead Mortgage Corp. (REIT)	10,573	131,528
CBL & Associates Properties, Inc. (REIT)	12,761	200,348
Cedar Realty Trust, Inc. (REIT)	7,291	31,424
Chatham Lodging Trust (REIT)	1,686	18,175
Chesapeake Lodging Trust (REIT)	4,002	61,871
Chimera Investment Corp. (REIT)	128,484	322,495
Cogdell Spencer, Inc. (REIT)	4,580	19,465
Colonial Properties Trust (REIT)	10,404	217,027
Colony Financial, Inc. (REIT)	4,182	65,699
CommonWealth REIT (REIT)	10,365	172,474
Coresite Realty Corp. (REIT)	2,466	43,944
Corporate Office Properties Trust/Maryland (REIT)	6,216	132,152

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cousins Properties, Inc. (REIT)	531,649	$3,407,870
CreXus Investment Corp. (REIT)	7,345	76,241
CubeSmart (REIT)	14,202	151,109
CYS Investments, Inc. (REIT)	10,498	137,944
DCT Industrial Trust, Inc. (REIT)	30,725	157,312
DDR Corp. (REIT)	26,860	326,886
DiamondRock Hospitality Co. (REIT)	20,769	200,213
Douglas Emmett, Inc. (REIT)	15,600	284,544
Duke Realty Corp. (REIT)	31,465	379,153
DuPont Fabros Technology, Inc. (REIT)	4,559	110,419
Dynex Capital, Inc. (REIT)	5,336	48,718
EastGroup Properties, Inc. (REIT)	1,850	80,438
Education Realty Trust, Inc. (REIT)	10,474	107,149
Entertainment Properties Trust (REIT)	5,875	256,796
Equity Lifestyle Properties, Inc. (REIT)	1,099	73,292
Equity One, Inc. (REIT)	6,725	114,191
Essex Property Trust, Inc. (REIT)	1,818	255,447
Excel Trust, Inc. (REIT)	3,614	43,368
Extra Space Storage, Inc. (REIT)	7,321	177,388
Federal Realty Investment Trust (REIT)	1,934	175,511
FelCor Lodging Trust, Inc. (REIT)*	7,975	24,324
First Industrial Realty Trust, Inc. (REIT)*	10,598	108,418
First Potomac Realty Trust (REIT)	6,200	80,910
Franklin Street Properties Corp. (REIT)	9,099	90,535
Getty Realty Corp. (REIT)	1,842	25,696
Gladstone Commercial Corp. (REIT)	907	15,918
Glimcher Realty Trust (REIT)	1,874	17,241
Government Properties Income Trust (REIT)	4,344	97,957
Hatteras Financial Corp. (REIT)	9,432	248,722
Healthcare Realty Trust, Inc. (REIT)	9,542	177,386
Hersha Hospitality Trust (REIT)	17,833	87,025
Highwoods Properties, Inc. (REIT)	2,338	69,368
Hospitality Properties Trust (REIT)	15,388	353,616
Hudson Pacific Properties, Inc. (REIT)	2,715	38,444
Inland Real Estate Corp. (REIT)	10,048	76,465
Invesco Mortgage Capital, Inc. (REIT)	14,071	197,698
Investors Real Estate Trust (REIT)	8,648	63,087
iStar Financial, Inc. (REIT)*	218,767	1,157,277
Kilroy Realty Corp. (REIT)	3,834	145,960
Kite Realty Group Trust (REIT)	7,538	33,996
LaSalle Hotel Properties (REIT)	10,637	257,522
Lexington Realty Trust (REIT)	15,095	113,062

Liberty Property Trust (REIT)	14,324	$442,325
LTC Properties, Inc. (REIT)	3,161	97,548
Macerich Co. (REIT)	10,471	529,833
Mack-Cali Realty Corp. (REIT)	10,885	290,521
Medical Properties Trust, Inc. (REIT)	13,829	136,492
MFA Financial, Inc. (REIT)	44,467	298,818
Mission West Properties, Inc. (REIT)	2,729	24,616
Monmouth Real Estate Investment Corp. (REIT), Class A	4,916	44,981
MPG Office Trust, Inc. (REIT)*	6,495	12,925
National Health Investors, Inc. (REIT)	1,795	78,944
National Retail Properties, Inc. (REIT)	12,643	333,522
Newcastle Investment Corp. (REIT)	811	3,771
NorthStar Realty Finance Corp. (REIT)	12,090	57,669
Omega Healthcare Investors, Inc. (REIT)	905	17,512
One Liberty Properties, Inc. (REIT)	1,266	20,889
Parkway Properties, Inc./Maryland (REIT)	2,861	28,209
Pebblebrook Hotel Trust (REIT)	6,419	123,116
Pennsylvania Real Estate Investment Trust (REIT)	7,035	73,445
PennyMac Mortgage Investment Trust (REIT)	3,418	56,807
Piedmont Office Realty Trust, Inc. (REIT), Class A	21,374	364,213
Post Properties, Inc. (REIT)	6,232	272,463
Potlatch Corp. (REIT)	2,352	73,171
PS Business Parks, Inc. (REIT)	1,892	104,874
RAIT Financial Trust (REIT)	4,964	23,579
Ramco-Gershenson Properties Trust (REIT)	5,001	49,160
Realty Income Corp. (REIT)	16,488	576,420
Redwood Trust, Inc. (REIT)	9,942	101,210
Regency Centers Corp. (REIT)	11,197	421,231
Resource Capital Corp. (REIT)	9,752	54,709
Retail Opportunity Investments Corp. (REIT)	5,129	60,727
RLJ Lodging Trust (REIT)	3,421	57,575
Sabra Health Care REIT, Inc. (REIT)	3,299	39,885
Senior Housing Properties Trust (REIT)	20,135	451,829
Sovran Self Storage, Inc. (REIT)	3,472	148,150
STAG Industrial, Inc. (REIT)	1,917	21,988
Strategic Hotels & Resorts, Inc. (REIT)*	16,218	87,091
Summit Hotel Properties, Inc. (REIT)	2,620	24,733
Sun Communities, Inc. (REIT)	2,637	96,330
Sunstone Hotel Investors, Inc. (REIT)*	14,766	120,343
Taubman Centers, Inc. (REIT)	6,960	432,216
Terreno Realty Corp. (REIT)	1,507	22,816

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Two Harbors Investment Corp. (REIT)	17,936	$165,729
UDR, Inc. (REIT)	24,826	623,133
UMH Properties, Inc. (REIT)	1,729	16,097
Universal Health Realty Income Trust (REIT)	818	31,902
Urstadt Biddle Properties, Inc. (REIT), Class A	2,809	50,787
Washington Real Estate Investment Trust (REIT)	6,300	172,305
Weingarten Realty Investors (REIT)	15,011	327,540
Whitestone REIT (REIT), Class B	1,255	14,935
Winthrop Realty Trust (REIT)	3,623	36,846

		22,455,821

Real Estate Management & Development (0.7%)
Avatar Holdings, Inc.*	1,164	8,357
Consolidated-Tomoka Land Co.	580	15,701
Forest City Enterprises, Inc., Class A*	17,035	201,354
Forestar Group, Inc.*	4,444	67,238
Howard Hughes Corp.*	79,662	3,518,670
Jones Lang LaSalle, Inc.	1,197	73,328
Kennedy-Wilson Holdings, Inc.	2,826	29,899
St. Joe Co.*	8,086	118,541

		4,033,088

Thrifts & Mortgage Finance (0.9%)
Apollo Residential Mortgage, Inc.	242	3,693
Astoria Financial Corp.	10,903	92,566
Bank Mutual Corp.	6,216	19,767
BankFinancial Corp.	3,076	16,980
BankUnited, Inc.	4,112	90,423
Beneficial Mutual Bancorp, Inc.*	4,093	34,217
Berkshire Hills Bancorp, Inc.	2,343	51,991
BofI Holding, Inc.*	993	16,136
Brookline Bancorp, Inc.	6,833	57,671
Cape Bancorp, Inc.*	1,223	9,601
Capitol Federal Financial, Inc.	20,781	239,813
Charter Financial Corp.	679	6,288
Clifton Savings Bancorp, Inc.	1,390	12,899
Dime Community Bancshares, Inc.	3,779	47,615
Doral Financial Corp.*	15,608	14,921
ESB Financial Corp.	1,737	24,440
ESSA Bancorp, Inc.	932	9,758
Farmer Mac, Class C	1,298	23,390
First Defiance Financial Corp.	1,090	15,903
First Financial Holdings, Inc.	2,189	19,548
First PacTrust Bancorp, Inc.	967	9,912
Flagstar Bancorp, Inc.*	24,114	12,178
Flushing Financial Corp.	3,859	48,739
Fox Chase Bancorp, Inc.	1,762	22,254
Franklin Financial Corp.*	1,686	19,962
Home Federal Bancorp, Inc./Idaho	2,321	24,138
Hudson City Bancorp, Inc.	52,783	329,894
Kearny Financial Corp.	1,800	17,100
Meridian Interstate Bancorp, Inc.*	645	8,030

MGIC Investment Corp.*	497,469	$1,855,559
Northfield Bancorp, Inc./New Jersey	2,110	29,878
Northwest Bancshares, Inc.	12,070	150,151
OceanFirst Financial Corp.	1,930	25,225
Ocwen Financial Corp.*	11,274	163,247
Oritani Financial Corp.	5,671	72,419
People’s United Financial, Inc.	38,048	488,917
Provident Financial Services, Inc.	7,497	100,385
Provident New York Bancorp	5,111	33,937
Radian Group, Inc.	16,596	38,835
Rockville Financial, Inc.	3,691	38,239
Roma Financial Corp.	1,200	11,808
Territorial Bancorp, Inc.	1,323	26,129
TFS Financial Corp.*	9,843	88,193
TrustCo Bank Corp./New York	10,453	58,641
United Financial Bancorp, Inc.	1,874	30,153
ViewPoint Financial Group	4,311	56,086
Washington Federal, Inc.	13,885	194,251
Westfield Financial, Inc.	2,911	21,425
WSFS Financial Corp.	787	28,300

		4,811,605

Total Financials		108,559,050

Health Care (4.9%)
Biotechnology (0.3%)
Affymax, Inc.*	2,326	15,375
Allos Therapeutics, Inc.*	2,024	2,874
AMAG Pharmaceuticals, Inc.*	2,324	43,947
Arena Pharmaceuticals, Inc.*	16,865	31,538
Array BioPharma, Inc.*	3,871	8,361
Astex Pharmaceuticals*	6,387	12,071
BioMimetic Therapeutics, Inc.*	1,408	4,013
Cell Therapeutics, Inc.*	2,562	2,972
Celldex Therapeutics, Inc.*	4,688	12,189
Clovis Oncology, Inc.*	347	4,889
Curis, Inc.*	2,698	12,627
Cytori Therapeutics, Inc.*	1,598	3,516
Dyax Corp.*	2,161	2,939
Enzon Pharmaceuticals, Inc.*	4,314	28,904
Exact Sciences Corp.*	1,985	16,118
Geron Corp.*	12,458	18,438
Idenix Pharmaceuticals, Inc.*	4,843	36,056
Immunogen, Inc.*	2,637	30,536
Inhibitex, Inc.*	2,069	22,635
Insmed, Inc.*	3,031	9,245
InterMune, Inc.*	3,486	43,924
Lexicon Pharmaceuticals, Inc.*	13,528	17,451
Maxygen, Inc.*	3,833	21,580
Metabolix, Inc.*	1,170	5,323
Micromet, Inc.*	5,537	39,811
Myriad Genetics, Inc.*	57,125	1,196,197
Neurocrine Biosciences, Inc.*	1,684	14,314
Novavax, Inc.*	3,735	4,706
Nymox Pharmaceutical Corp.*	483	3,970
Oncothyreon, Inc.*	1,459	11,059
PDL BioPharma, Inc.	3,095	19,189
Progenics Pharmaceuticals, Inc.*	964	8,233
Rigel Pharmaceuticals, Inc.*	1,980	15,622
Savient Pharmaceuticals, Inc.*	2,578	5,749
Theravance, Inc.*	1,406	31,073

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Vical, Inc.*	974	$4,295
Zalicus, Inc.*	3,553	4,299

		1,766,038

Health Care Equipment & Supplies (0.9%)
Accuray, Inc.*	996	4,213
Alere, Inc.*	10,620	245,216
Alphatec Holdings, Inc.*	6,524	11,221
Analogic Corp.	424	24,304
AngioDynamics, Inc.*	3,130	46,355
Biolase Technology, Inc.*	2,700	6,938
Cantel Medical Corp.	1,596	44,576
Cerus Corp.*	1,242	3,478
CONMED Corp.*	3,551	91,154
Cooper Cos., Inc.	4,197	295,972
CryoLife, Inc.*	3,010	14,448
Cynosure, Inc., Class A*	1,065	12,524
DynaVox, Inc., Class A*	346	1,260
Exactech, Inc.*	256	4,216
Greatbatch, Inc.*	51,800	1,144,780
Hill-Rom Holdings, Inc.	756	25,470
Hologic, Inc.*	32,163	563,174
ICU Medical, Inc.*	1,119	50,355
Invacare Corp.	3,375	51,604
IRIS International, Inc.*	566	5,292
Medical Action Industries, Inc.*	1,267	6,626
Natus Medical, Inc.*	1,696	15,993
Palomar Medical Technologies, Inc.*	2,281	21,213
RTI Biologics, Inc.*	6,227	27,648
Solta Medical, Inc.*	7,199	22,605
STAAR Surgical Co.*	689	7,228
SurModics, Inc.*	1,838	26,945
Symmetry Medical, Inc.*	3,551	28,373
Teleflex, Inc.	4,992	305,960
Uroplasty, Inc.*	465	1,976
West Pharmaceutical Services, Inc.	1,864	70,739
Wright Medical Group, Inc.*	4,824	79,596
Young Innovations, Inc.	462	13,689
Zimmer Holdings, Inc.*	29,749	1,589,192

		4,864,333

Health Care Providers & Services (2.1%)
Aetna, Inc.	50,968	2,150,340
Almost Family, Inc.*	1,010	16,746
Amedisys, Inc.*	3,657	39,898
American Dental Partners, Inc.*	1,917	36,097
AMERIGROUP Corp.*	1,837	108,530
AMN Healthcare Services, Inc.*	2,634	11,669
Amsurg Corp.*	3,869	100,749
Assisted Living Concepts, Inc., Class A	2,505	37,299
BioScrip, Inc.*	1,146	6,257
Brookdale Senior Living, Inc.*	1,584	27,546
Capital Senior Living Corp.*	2,432	19,310
CardioNet, Inc.*	2,166	5,133
Centene Corp.*	2,369	93,789
Chindex International, Inc.*	825	7,029
Community Health Systems, Inc.*	11,804	205,980
Coventry Health Care, Inc.*	18,228	553,584
Cross Country Healthcare, Inc.*	3,412	18,937

Five Star Quality Care, Inc.*	4,675	$14,025
Gentiva Health Services, Inc.*	3,777	25,495
Hanger Orthopedic Group, Inc.*	1,965	36,726
Health Net, Inc.*	10,295	313,174
HealthSouth Corp.*	11,786	208,259
Healthspring, Inc.*	3,868	210,961
Healthways, Inc.*	4,191	28,750
Kindred Healthcare, Inc.*	6,452	75,940
LHC Group, Inc.*	1,843	23,646
LifePoint Hospitals, Inc.*	45,355	1,684,938
Magellan Health Services, Inc.*	3,596	177,894
Molina Healthcare, Inc.*	1,410	31,485
National Healthcare Corp.	1,245	52,166
Omnicare, Inc.	14,402	496,149
Owens & Minor, Inc.	1,505	41,824
Patterson Cos., Inc.	7,285	215,053
PharMerica Corp.*	3,619	54,936
Providence Service Corp.*	1,210	16,650
Quest Diagnostics, Inc.	64,215	3,728,323
Select Medical Holdings Corp.*	4,421	37,490
Skilled Healthcare Group, Inc., Class A*	2,138	11,673
Sun Healthcare Group, Inc.*	3,148	12,214
Sunrise Senior Living, Inc.*	1,765	11,437
Tenet Healthcare Corp.*	50,784	260,522
Triple-S Management Corp., Class B*	2,497	49,990
Universal American Corp.	3,978	50,560
Vanguard Health Systems, Inc.*	2,451	25,049
VCA Antech, Inc.*	10,723	211,779

		11,546,001

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	4,574	86,632
MedAssets, Inc.*	1,074	9,934
Omnicell, Inc.*	2,103	34,741

		131,307

Life Sciences Tools & Services (0.4%)
Affymetrix, Inc.*	8,812	36,041
Albany Molecular Research, Inc.*	2,973	8,711
Bio-Rad Laboratories, Inc., Class A*	2,460	236,258
Cambrex Corp.*	3,468	24,900
Enzo Biochem, Inc.*	4,212	9,435
eResearchTechnology, Inc.*	2,856	13,395
Furiex Pharmaceuticals, Inc.*	1,191	19,902
Harvard Bioscience, Inc.*	2,469	9,555
Life Technologies Corp.*	29,220	1,136,950
Pacific Biosciences of California, Inc.*	3,207	8,980
PAREXEL International Corp.*	699	14,497
PerkinElmer, Inc.	13,992	279,840
QIAGEN N.V.*	29,067	401,415
Sequenom, Inc.*	3,697	16,452

		2,216,331

Pharmaceuticals (1.1%)
AVANIR Pharmaceuticals, Inc., Class A*	1,628	3,337
Columbia Laboratories, Inc.*	1,600	4,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cornerstone Therapeutics, Inc.*	892	$4,995
Forest Laboratories, Inc.*	183,762	5,560,638
Hi-Tech Pharmacal Co., Inc.*	890	34,612
Impax Laboratories, Inc.*	716	14,442
KV Pharmaceutical Co., Class A*	2,145	3,003
Lannett Co., Inc.*	1,321	5,839
Medicines Co.*	2,924	54,503
Medicis Pharmaceutical Corp., Class A	1,401	46,583
Nektar Therapeutics*	5,230	29,262
Par Pharmaceutical Cos., Inc.*	1,441	47,164
ViroPharma, Inc.*	8,560	234,459
XenoPort, Inc.*	816	3,109

		6,045,946

Total Health Care		26,569,956

Industrials (12.9%)
Aerospace & Defense (1.2%)
AAR Corp.	3,720	71,312
Alliant Techsystems, Inc.	28,808	1,646,665
BE Aerospace, Inc.*	675	26,129
Ceradyne, Inc.*	3,097	82,938
Cubic Corp.	1,134	49,431
Curtiss-Wright Corp.	5,759	203,466
Ducommun, Inc.	1,357	17,302
Esterline Technologies Corp.*	3,790	212,126
Exelis, Inc.	290,800	2,631,740
Finmeccanica S.p.A. (ADR)	255,135	454,140
GenCorp, Inc.*	2,061	10,965
GeoEye, Inc.*	2,593	57,617
Hexcel Corp.*	1,861	45,055
Huntington Ingalls Industries, Inc.*	6,043	189,025
KEYW Holding Corp.*	2,205	16,317
Kratos Defense & Security Solutions, Inc.*	3,963	23,659
LMI Aerospace, Inc.*	599	10,512
Moog, Inc., Class A*	5,119	224,878
Orbital Sciences Corp.*	4,292	62,363
Spirit AeroSystems Holdings, Inc., Class A*	11,576	240,549
Teledyne Technologies, Inc.*	3,299	180,950
Triumph Group, Inc.	4,136	241,749

		6,698,888

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	6,586	31,086
Atlas Air Worldwide Holdings, Inc.*	3,281	126,089
Hub Group, Inc., Class A*	31,075	1,007,762
Pacer International, Inc.*	3,793	20,293
TNT Express N.V. (ADR)	115,576	850,639
UTi Worldwide, Inc.	1,252	16,639

		2,052,508

Airlines (1.2%)
Alaska Air Group, Inc.*	11,950	897,326
AMR Corp.*	22,126	7,744
Copa Holdings S.A., Class A	882	51,747
Hawaiian Holdings, Inc.*	6,125	35,525

JetBlue Airways Corp.*	30,470	$158,444
Republic Airways Holdings, Inc.*	5,885	20,186
SkyWest, Inc.	169,682	2,136,296
Southwest Airlines Co.	373,347	3,195,850
Spirit Airlines, Inc.*	1,914	29,858
U.S. Airways Group, Inc.*	20,221	102,521

		6,635,497

Building Products (0.6%)
A.O. Smith Corp.	4,714	189,126
American Woodmark Corp.	1,247	17,034
Apogee Enterprises, Inc.	3,426	42,003
Armstrong World Industries, Inc.*	2,341	102,700
Builders FirstSource, Inc.*	5,201	10,610
Gibraltar Industries, Inc.*	3,798	53,020
Griffon Corp.	6,019	54,953
Insteel Industries, Inc.	2,157	23,705
NCI Building Systems, Inc.*	2,413	26,229
Owens Corning, Inc.*	15,496	445,045
Quanex Building Products Corp.	4,682	70,324
Simpson Manufacturing Co., Inc.	5,154	173,484
Universal Forest Products, Inc.	2,416	74,582
USG Corp.*	213,632	2,170,501

		3,453,316

Commercial Services & Supplies (1.9%)
ABM Industries, Inc.	4,761	98,172
ACCO Brands Corp.*	6,912	66,701
American Reprographics Co.*	3,923	18,007
Avery Dennison Corp.	12,429	356,464
Brink’s Co.	217,559	5,847,986
Casella Waste Systems, Inc., Class A*	650	4,160
Cenveo, Inc.*	3,117	10,598
Cintas Corp.	13,637	474,704
Corrections Corp. of America*	91,596	1,865,810
Courier Corp.	1,475	17,302
Covanta Holding Corp.	13,460	184,267
EnergySolutions, Inc.*	7,930	24,504
EnerNOC, Inc.*	1,994	21,675
Ennis, Inc.	3,190	42,523
Fuel Tech, Inc.*	279	1,836
G&K Services, Inc., Class A	2,281	66,400
GEO Group, Inc.*	8,059	134,988
KAR Auction Services, Inc.*	2,862	38,637
Kimball International, Inc., Class B	4,105	20,812
McGrath RentCorp	1,769	51,283
Metalico, Inc.*	2,199	7,235
Mobile Mini, Inc.*	3,433	59,906
Multi-Color Corp.	1,290	33,192
NL Industries, Inc.	85	1,102
Quad/Graphics, Inc.	2,834	40,640
R.R. Donnelley & Sons Co.	23,319	336,493
Schawk, Inc.	1,430	16,030
Steelcase, Inc., Class A	8,674	64,708
Sykes Enterprises, Inc.*	4,617	72,302
Tetra Tech, Inc.*	6,138	132,519
TMS International Corp., Class A*	912	9,011
U.S. Ecology, Inc.	207	3,887

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

UniFirst Corp.	1,700	$96,458
United Stationers, Inc.	2,013	65,543
Viad Corp.	2,205	38,543
Waste Connections, Inc.	1,776	58,857
WCA Waste Corp.*	1,648	10,728

		10,393,983

Construction & Engineering (1.5%)
AECOM Technology Corp.*	8,188	168,427
Aegion Corp.*	4,867	74,660
Argan, Inc.	650	9,887
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	5,257	198,715
Comfort Systems USA, Inc.	4,809	51,553
Dycom Industries, Inc.*	3,689	77,174
EMCOR Group, Inc.	8,268	221,665
Fluor Corp.	17,825	895,706
Granite Construction, Inc.	4,804	113,951
Great Lakes Dredge & Dock Corp.	7,186	39,954
KBR, Inc.	17,580	489,955
Layne Christensen Co.*	88,326	2,137,489
Michael Baker Corp.*	997	19,551
Murray & Roberts Holdings Ltd. (ADR)*	294,311	909,421
MYR Group, Inc.*	195	3,732
Northwest Pipe Co.*	1,170	26,746
Orion Marine Group, Inc.*	3,316	22,051
Pike Electric Corp.*	2,128	15,300
Primoris Services Corp.	353	5,270
Quanta Services, Inc.*	26,770	576,626
Shaw Group, Inc.*	64,286	1,729,294
Sterling Construction Co., Inc.*	2,131	22,951
Tutor Perini Corp.*	3,859	47,620
UniTek Global Services, Inc.*	1,212	5,490
URS Corp.*	9,743	342,174

		8,205,362

Electrical Equipment (1.0%)
A123 Systems, Inc.*	9,025	14,530
American Superconductor Corp.*	5,576	20,575
Babcock & Wilcox Co.*	135,000	3,258,900
Belden, Inc.	830	27,622
Brady Corp., Class A	5,430	171,425
Broadwind Energy, Inc.*	9,588	6,520
Encore Wire Corp.	2,353	60,943
EnerSys*	4,103	106,555
Franklin Electric Co., Inc.	213	9,278
Generac Holdings, Inc.*	1,885	52,837
General Cable Corp.*	3,142	78,581
Global Power Equipment Group, Inc.*	940	22,325
GrafTech International Ltd.*	15,067	205,665
Hubbell, Inc., Class B	7,466	499,177
LSI Industries, Inc.	2,558	15,348
Powell Industries, Inc.*	1,108	34,658
PowerSecure International, Inc.*	1,891	9,361
Preformed Line Products Co.	260	15,512
Regal-Beloit Corp.	4,805	244,911
Thomas & Betts Corp.*	4,952	270,379
Valence Technology, Inc.*	4,178	4,094

		5,129,196

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	6,990	$309,657
Seaboard Corp.*	39	79,404
Standex International Corp.	1,284	43,874

		432,935

Machinery (3.6%)
Accuride Corp.*	404,494	2,879,997
Actuant Corp., Class A	7,173	162,755
AGCO Corp.*	36,379	1,563,206
Alamo Group, Inc.	748	20,144
Albany International Corp., Class A	2,809	64,944
American Railcar Industries, Inc.*	1,231	29,458
Ampco-Pittsburgh Corp.	992	19,185
Astec Industries, Inc.*	2,512	80,912
Barnes Group, Inc.	6,735	162,381
Briggs & Stratton Corp.	6,245	96,735
Cascade Corp.	1,097	51,746
CIRCOR International, Inc.	822	29,025
CLARCOR, Inc.	346	17,297
Columbus McKinnon Corp.*	562	7,132
Crane Co.	6,052	282,689
Douglas Dynamics, Inc.	1,002	14,649
Dover Corp.	67,900	3,941,595
Energy Recovery, Inc.*	5,443	14,043
EnPro Industries, Inc.*	1,481	48,843
ESCO Technologies, Inc.	2,496	71,835
Federal Signal Corp.*	7,227	29,992
Flow International Corp.*	1,300	4,550
FreightCar America, Inc.*	1,476	30,922
Greenbrier Cos., Inc.*	2,322	56,378
Harsco Corp.	9,136	188,019
Hurco Cos., Inc.*	764	16,044
IDEX Corp.	1,075	39,893
ITT Corp.	39,500	763,535
Japan Steel Works Ltd. (ADR)	8,485	580,374
John Bean Technologies Corp.	228	3,504
Kadant, Inc.*	1,134	25,640
Kaydon Corp.	4,045	123,373
Kennametal, Inc.	40,720	1,487,094
L.B. Foster Co., Class A	1,207	34,146
Lincoln Electric Holdings, Inc.	3,999	156,441
Lydall, Inc.*	2,026	19,227
Meritor, Inc.*	3,771	20,062
Met-Pro Corp.	1,542	13,940
Miller Industries, Inc.	1,542	24,256
Mueller Industries, Inc.	4,065	156,177
Mueller Water Products, Inc., Class A	19,112	46,633
NACCO Industries, Inc., Class A	711	63,435
Navistar International Corp.*	4,124	156,217
Oshkosh Corp.*	11,326	242,150
Parker Hannifin Corp.	8,480	646,600
Pentair, Inc.	12,193	405,905
RBC Bearings, Inc.*	542	22,601
Robbins & Myers, Inc.	4,896	237,701
Snap-on, Inc.	5,929	300,126
SPX Corp.	4,604	277,483
Tecumseh Products Co., Class A*	2,251	10,580
Terex Corp.*	13,637	184,236
Timken Co.	1,695	65,613

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Toro Co.	20,755	$1,258,998
Trinity Industries, Inc.	9,924	298,315
Watts Water Technologies, Inc., Class A	3,405	116,485
Xylem, Inc.	79,000	2,029,510

		19,694,726

Marine (0.1%)
Alexander & Baldwin, Inc.	5,163	210,754
Baltic Trading Ltd.	1,942	9,224
Eagle Bulk Shipping, Inc.*	8,022	7,557
Excel Maritime Carriers Ltd.*	5,588	8,103
Genco Shipping & Trading Ltd.*	3,868	26,148
International Shipholding Corp.	729	13,625
Kirby Corp.*	1,951	128,454
Ultrapetrol Bahamas Ltd.*	2,830	8,433

		412,298

Professional Services (0.4%)
Barrett Business Services, Inc.	956	19,082
CBIZ, Inc.*	97,679	596,819
CDI Corp.	1,365	18,851
CRA International, Inc.*	1,036	20,554
Dolan Co.*	3,720	31,694
Equifax, Inc.	14,331	555,183
Franklin Covey Co.*	1,443	12,222
FTI Consulting, Inc.*	5,236	222,111
GP Strategies Corp.*	1,227	16,540
Heidrick & Struggles International, Inc.	2,014	43,382
Hill International, Inc.*	2,975	15,291
Hudson Highland Group, Inc.*	3,883	18,600
Huron Consulting Group, Inc.*	201	7,787
ICF International, Inc.*	1,571	38,929
Kelly Services, Inc., Class A	3,269	44,720
Kforce, Inc.*	455	5,610
Korn/Ferry International*	5,507	93,949
Navigant Consulting, Inc.*	6,391	72,921
Odyssey Marine Exploration, Inc.*	5,889	16,136
On Assignment, Inc.*	4,015	44,888
Pendrell Corp.*	6,659	17,047
Resources Connection, Inc.	5,712	60,490
Towers Watson & Co., Class A	5,650	338,605
TrueBlue, Inc.*	1,668	23,152
VSE Corp.	486	11,800

		2,346,363

Road & Rail (0.7%)
Amerco, Inc.	1,075	95,030
Arkansas Best Corp.	3,140	60,508
Canadian Pacific Railway Ltd.	25,802	1,746,021
Celadon Group, Inc.	1,000	11,810
Con-way, Inc.	6,222	181,434
Covenant Transportation Group, Inc., Class A*	844	2,507
Kansas City Southern*	3,417	232,390
Marten Transport Ltd.	1,633	29,378
Patriot Transportation Holding, Inc.*	710	15,407
Quality Distribution, Inc.*	1,220	13,725
RailAmerica, Inc.*	2,615	38,937

Roadrunner Transportation Systems, Inc.*	1,015	$14,342
Ryder System, Inc.	6,376	338,821
Saia, Inc.*	2,029	25,322
Swift Transportation Co.*	6,951	57,276
Universal Truckload Services, Inc.	830	15,064
Werner Enterprises, Inc.	4,642	111,872
West Japan Railway Co. (ADR)	17,837	775,471
Zipcar, Inc.*	281	3,771

		3,769,086

Trading Companies & Distributors (0.2%)
Aceto Corp.	3,488	24,067
Air Lease Corp.*	4,302	102,000
Aircastle Ltd.	6,453	82,082
CAI International, Inc.*	112	1,732
Essex Rental Corp.*	1,661	4,900
GATX Corp.	5,750	251,045
H&E Equipment Services, Inc.*	1,952	26,196
Interline Brands, Inc.*	3,776	58,792
Kaman Corp.	1,426	38,958
Lawson Products, Inc.	498	7,684
RSC Holdings, Inc.*	8,404	155,474
Rush Enterprises, Inc., Class A*	3,999	83,659
SeaCube Container Leasing Ltd.	1,332	19,727
Titan Machinery, Inc.*	1,286	27,945
United Rentals, Inc.*	5,506	162,702
WESCO International, Inc.*	2,852	151,185

		1,198,148

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	1,606	22,468

Total Industrials		70,444,774

Information Technology (5.8%)
Communications Equipment (0.6%)
Anaren, Inc.*	1,650	27,423
Arris Group, Inc.*	15,380	166,412
Aviat Networks, Inc.*	7,730	14,146
Bel Fuse, Inc., Class B	1,317	24,694
Black Box Corp.	2,222	62,305
Blue Coat Systems, Inc.*	3,387	86,199
Brocade Communications Systems, Inc.*	58,706	304,684
Communications Systems, Inc.	737	10,362
Comtech Telecommunications Corp.	2,633	75,357
Digi International, Inc.*	2,726	30,422
EchoStar Corp., Class A*	4,726	98,963
Emcore Corp.*	10,711	9,236
Emulex Corp.*	10,962	75,199
Extreme Networks, Inc.*	8,546	24,954
Globecomm Systems, Inc.*	891	12,189
Harmonic, Inc.*	11,209	56,493
Infinera Corp.*	12,106	76,026
Juniper Networks, Inc.*	67,840	1,384,614
KVH Industries, Inc.*	1,671	13,000
Loral Space & Communications, Inc.*	1,243	80,646
Oclaro, Inc.*	6,257	17,645
Oplink Communications, Inc.*	1,555	25,611

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Opnext, Inc.*	5,430	$4,386
ORBCOMM, Inc.*	3,954	11,823
Plantronics, Inc.	3,931	140,101
Sonus Networks, Inc.*	24,136	57,926
Sycamore Networks, Inc.*	2,447	43,801
Symmetricom, Inc.*	5,589	30,125
Tekelec*	7,598	83,046
Tellabs, Inc.	45,458	183,650
Ubiquiti Networks, Inc.*	387	7,055
ViaSat, Inc.*	2,822	130,151
Westell Technologies, Inc., Class A*	6,318	14,026

		3,382,670

Computers & Peripherals (0.5%)
Avid Technology, Inc.*	3,624	30,913
Cray, Inc.*	4,394	28,429
Diebold, Inc.	8,095	243,417
Dot Hill Systems Corp.*	5,056	6,724
Electronics for Imaging, Inc.*	5,419	77,221
Fusion-io, Inc.*	984	23,813
Imation Corp.*	3,844	22,026
Immersion Corp.*	422	2,186
Intermec, Inc.*	7,316	50,188
Intevac, Inc.*	2,795	20,683
Lexmark International, Inc., Class A	9,358	309,469
NCR Corp.*	4,209	69,280
Novatel Wireless, Inc.*	3,533	11,058
QLogic Corp.*	2,441	36,615
Quantum Corp.*	27,908	66,979
Rimage Corp.	1,298	14,602
Western Digital Corp.*	51,110	1,581,855
Xyratex Ltd.	3,513	46,793

		2,642,251

Electronic Equipment, Instruments & Components (1.2%)
Agilysys, Inc.*	2,260	17,967
Anixter International, Inc.*	1,756	104,728
Arrow Electronics, Inc.*	12,253	458,385
Avnet, Inc.*	18,769	583,528
AVX Corp.	5,911	75,424
Badger Meter, Inc.	310	9,123
Benchmark Electronics, Inc.*	7,548	101,671
Brightpoint, Inc.*	4,784	51,476
Checkpoint Systems, Inc.*	4,969	54,361
Cognex Corp.	958	34,287
Coherent, Inc.*	902	47,147
CTS Corp.	4,219	38,815
Daktronics, Inc.	3,387	32,414
DDi Corp.	1,100	10,263
Electro Rent Corp.	1,372	23,530
Electro Scientific Industries, Inc.*	2,601	37,662
FEI Co.*	386	15,741
GSI Group, Inc.*	3,147	32,194
Identive Group, Inc.*	4,716	10,517
Ingram Micro, Inc., Class A*	138,809	2,524,936
Insight Enterprises, Inc.*	5,409	82,704
InvenSense, Inc.*	664	6,613
Itron, Inc.*	5,047	180,531
Jabil Circuit, Inc.	4,192	82,415
Kemet Corp.*	5,173	36,470

Littelfuse, Inc.	354	$15,215
Mercury Computer Systems, Inc.*	3,786	50,316
Methode Electronics, Inc.	4,495	37,263
Molex, Inc.	16,778	400,323
Multi-Fineline Electronix, Inc.*	919	18,885
NeoPhotonics Corp.*	541	2,478
Newport Corp.*	3,237	44,055
OSI Systems, Inc.*	560	27,317
Park Electrochemical Corp.	2,518	64,511
PC Connection, Inc.	1,251	13,874
Plexus Corp.*	448	12,266
Power-One, Inc.*	544	2,127
RadiSys Corp.*	2,278	11,527
Richardson Electronics Ltd.	1,729	21,249
Rofin-Sinar Technologies, Inc.*	1,881	42,981
Rogers Corp.*	1,326	48,876
Sanmina-SCI Corp.*	9,948	92,616
Scansource, Inc.*	2,894	104,184
SYNNEX Corp.*	3,110	94,731
Tech Data Corp.*	15,539	767,782
TTM Technologies, Inc.*	4,977	54,548
Viasystems Group, Inc.*	290	4,907
Vishay Intertechnology, Inc.*	17,670	158,853
Vishay Precision Group, Inc.*	1,506	24,066
X-Rite, Inc.*	3,544	16,444
Zygo Corp.*	1,763	31,117

		6,815,413

Internet Software & Services (0.2%)
Angie’s List, Inc.*	610	9,821
AOL, Inc.*	12,112	182,891
Bankrate, Inc.*	505	10,858
Carbonite, Inc.*	290	3,219
DealerTrack Holdings, Inc.*	691	18,837
Digital River, Inc.*	4,351	65,352
EarthLink, Inc.	13,736	88,460
IAC/InterActiveCorp	9,302	396,265
InfoSpace, Inc.*	4,008	44,048
Internap Network Services Corp.*	1,026	6,094
KIT Digital, Inc.*	4,775	40,349
Limelight Networks, Inc.*	1,335	3,952
Marchex, Inc., Class B	1,473	9,206
Monster Worldwide, Inc.*	16,113	127,776
Openwave Systems, Inc.*	7,236	11,433
Perficient, Inc.*	1,039	10,400
QuinStreet, Inc.*	3,024	28,305
RealNetworks, Inc.	2,612	19,590
support.com, Inc.*	2,160	4,860
TechTarget, Inc.*	767	4,479
United Online, Inc.	11,000	59,840
XO Group, Inc.*	1,721	14,353
Zillow, Inc.*	269	6,047

		1,166,435

IT Services (1.9%)
Acxiom Corp.*	10,064	122,881
Booz Allen Hamilton Holding Corp.*	1,488	25,668
Broadridge Financial Solutions, Inc.	102,029	2,300,754
CACI International, Inc., Class A*	3,037	169,829

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares		Value (Note 1)

CIBER, Inc.*	7,813		$30,158
Computer Sciences Corp.	68,022		1,612,121
Computer Task Group, Inc.*	504		7,096
Convergys Corp.*	13,073		166,942
CoreLogic, Inc.*	127,726		1,651,497
CSG Systems International, Inc.*	62,968		926,259
DST Systems, Inc.	3,614		164,509
Dynamics Research Corp.*	1,035		11,737
Euronet Worldwide, Inc.*	6,458		119,344
Genpact Ltd.*	3,525		52,699
Global Cash Access Holdings, Inc.*	3,359		14,948
Hackett Group, Inc.*	1,547		5,786
ManTech International Corp., Class A	2,886		90,159
ModusLink Global Solutions, Inc.	5,669		30,613
MoneyGram International, Inc.*	154		2,734
NCI, Inc., Class A*	641		7,468
SAIC, Inc.*	174,908		2,149,619
Stream Global Services, Inc.*	1,055		3,492
Total System Services, Inc.	20,176		394,643
Unisys Corp.*	3,154		62,165

			10,123,121

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Analogic Technologies, Inc.*	4,168		24,091
Advanced Energy Industries, Inc.*	5,369		57,609
Alpha & Omega Semiconductor Ltd.*	1,777		12,990
Amkor Technology, Inc.*	11,418		49,782
ANADIGICS, Inc.*	8,271		18,113
Applied Micro Circuits Corp.*	1,194		8,024
Atmel Corp.*	3,635		29,443
ATMI, Inc.*	3,697		74,051
Axcelis Technologies, Inc.*	12,920		17,184
AXT, Inc.*	2,220		9,257
Brooks Automation, Inc.	8,156		83,762
Cabot Microelectronics Corp.*	2,280		107,730
Cohu, Inc.	3,120		35,412
Cree, Inc.*	12,805		282,222
CSR plc (ADR)*	—	@	1
Cymer, Inc.*	2,866		142,612
DSP Group, Inc.*	3,053		15,906
Entegris, Inc.*	11,317		98,741
Exar Corp.*	4,259		27,684
Fairchild Semiconductor International, Inc.*	15,865		191,015
FormFactor, Inc.*	6,313		31,944
Freescale Semiconductor Holdings I Ltd.*	2,035		25,743
FSI International, Inc.*	4,663		17,067
GSI Technology, Inc.*	2,392		11,195
Integrated Device Technology, Inc.*	6,765		36,937
Integrated Silicon Solution, Inc.*	3,240		29,614
Intermolecular, Inc.*	506		4,341
International Rectifier Corp.*	8,699		168,935
Intersil Corp., Class A	7,916		82,643
IXYS Corp.*	1,100		11,913
KLA-Tencor Corp.	13,925		671,881

Kopin Corp.*	4,721		$18,317
Kulicke & Soffa Industries, Inc.*	8,910		82,417
Lattice Semiconductor Corp.*	10,023		59,537
Linear Technology Corp.	56,425		1,694,443
LSI Corp.*	49,539		294,757
LTX-Credence Corp.*	2,808		15,023
MEMC Electronic Materials, Inc.*	11,806		46,516
Mindspeed Technologies, Inc.*	1,865		8,542
MIPS Technologies, Inc.*	1,921		8,568
MKS Instruments, Inc.	6,485		180,413
Monolithic Power Systems, Inc.*	855		12,885
Nanometrics, Inc.*	2,477		45,626
Novellus Systems, Inc.*	8,588		354,599
OmniVision Technologies, Inc.*	1,541		18,854
Pericom Semiconductor Corp.*	2,890		21,993
Photronics, Inc.*	7,218		43,885
PLX Technology, Inc.*	5,302		15,217
PMC-Sierra, Inc.*	27,500		151,525
RF Micro Devices, Inc.*	30,663		165,580
Rudolph Technologies, Inc.*	3,873		35,864
Sigma Designs, Inc.*	3,925		23,550
Silicon Image, Inc.*	2,170		10,199
Silicon Laboratories, Inc.*	584		25,357
Spansion, Inc., Class A*	6,220		51,502
Standard Microsystems Corp.*	2,833		73,006
STR Holdings, Inc.*	3,752		30,879
SunPower Corp.*	12,314		76,716
Supertex, Inc.*	1,343		25,356
Teradyne, Inc.*	23,041		314,049
Tessera Technologies, Inc.*	6,318		105,826
Veeco Instruments, Inc.*	1,533		31,886

			6,420,729

Software (0.2%)
Accelrys, Inc.*	6,790		45,629
Compuware Corp.*	7,335		61,027
Ebix, Inc.	1,209		26,719
EPIQ Systems, Inc.	3,163		38,019
ePlus, Inc.*	497		14,055
Fair Isaac Corp.	1,894		67,881
Imperva, Inc.*	181		6,301
JDA Software Group, Inc.*	4,313		139,698
Mentor Graphics Corp.*	6,718		91,096
Motricity, Inc.*	453		408
Progress Software Corp.*	3,382		65,442
Quest Software, Inc.*	4,954		92,144
Rosetta Stone, Inc.*	1,382		10,545
S1 Corp.*	5,666		54,224
SeaChange International, Inc.*	1,650		11,599
Smith Micro Software, Inc.*	4,449		5,027
SS&C Technologies Holdings, Inc.*	3,102		56,022
Synopsys, Inc.*	16,764		455,981
Tangoe, Inc.*	293		4,512
TeleCommunication Systems, Inc., Class A*	3,283		7,715
THQ, Inc.*	8,438		6,413

			1,260,457

Total Information Technology			31,811,076

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Materials (6.3%)
Chemicals (1.3%)
A. Schulman, Inc.	3,675	$77,837
American Vanguard Corp.	2,411	32,163
Ashland, Inc.	9,748	557,196
Cabot Corp.	8,147	261,845
Calgon Carbon Corp.*	1,428	22,434
Chase Corp.	660	9,174
Chemtura Corp.*	304,585	3,453,994
Cytec Industries, Inc.	6,131	273,749
Ferro Corp.*	10,735	52,494
FutureFuel Corp.	1,490	18,506
Georgia Gulf Corp.*	4,258	82,988
H.B. Fuller Co.	5,760	133,114
Huntsman Corp.	19,310	193,100
Innospec, Inc.*	296	8,309
Kraton Performance Polymers, Inc.*	495	10,048
Landec Corp.*	3,090	17,057
Minerals Technologies, Inc.	2,272	128,436
Olin Corp.	3,971	78,030
OM Group, Inc.*	3,903	87,388
PolyOne Corp.	3,249	37,526
Quaker Chemical Corp.	404	15,712
Rockwood Holdings, Inc.*	454	17,874
RPM International, Inc.	16,124	395,844
Scotts Miracle-Gro Co., Class A	758	35,391
Sensient Technologies Corp.	6,188	234,525
Spartech Corp.*	3,776	17,860
Stepan Co.	989	79,278
TPC Group, Inc.*	563	13,135
Tredegar Corp.	3,026	67,238
Valspar Corp.	10,424	406,223
W.R. Grace & Co.*	935	42,935
Westlake Chemical Corp.	1,964	79,031
Zoltek Cos., Inc.*	3,528	26,883

		6,967,317

Construction Materials (0.1%)
Eagle Materials, Inc.	1,059	27,174
Headwaters, Inc.*	7,705	17,105
Martin Marietta Materials, Inc.	3,004	226,532
Texas Industries, Inc.	2,830	87,107
United States Lime & Minerals, Inc.*	200	12,022

		369,940

Containers & Packaging (0.4%)
AptarGroup, Inc.	8,331	434,628
Bemis Co., Inc.	12,877	387,340
Boise, Inc.	11,431	81,389
Graphic Packaging Holding Co.*	2,680	11,417
Greif, Inc., Class A	4,710	214,540
Myers Industries, Inc.	3,359	41,450
Packaging Corp. of America	1,265	31,929
Sealed Air Corp.	23,761	408,927
Sonoco Products Co.	12,364	407,517
Temple-Inland, Inc.	9,976	316,339

		2,335,476

Metals & Mining (3.8%)
A.M. Castle & Co.*	2,121	20,065

African Barrick Gold Ltd.	420,000	$2,992,569
AK Steel Holding Corp.	11,004	90,893
Banro Corp.*	420,925	1,557,422
Century Aluminum Co.*	6,429	54,711
Coeur d’Alene Mines Corp.*	10,427	251,708
Commercial Metals Co.	14,306	197,852
Geovic Mining Corp.*	330,759	52,921
Gold Fields Ltd. (ADR)	134,518	2,051,399
Golden Minerals Co.*	218	1,267
Golden Star Resources Ltd.*	32,086	52,942
Handy & Harman Ltd.*	521	5,158
Haynes International, Inc.	346	18,892
Horsehead Holding Corp.*	5,191	46,771
Impala Platinum Holdings Ltd. (ADR)	29,361	605,130
Ivanhoe Mines Ltd.*	44,911	795,823
Jaguar Mining, Inc.*	10,519	67,111
Kaiser Aluminum Corp.	1,153	52,900
Kinross Gold Corp.	335,212	3,821,417
Materion Corp.*	2,347	56,985
Novagold Resources, Inc.*	213,092	1,807,020
Olympic Steel, Inc.	1,154	26,911
Polyus Gold International Ltd. (GDR)*	888,877	2,622,187
Reliance Steel & Aluminum Co.	7,946	386,891
Revett Minerals, Inc.*	1,233	5,820
RTI International Metals, Inc.*	3,270	75,897
Schnitzer Steel Industries, Inc., Class A	1,967	83,165
Silver Standard Resources, Inc.*	150,919	2,085,700
St. Barbara Ltd. (ADR)*	80,174	741,609
Steel Dynamics, Inc.	7,345	96,587
SunCoke Energy, Inc.*	294	3,293
Thompson Creek Metals Co., Inc.*	18,981	132,108
Titanium Metals Corp.	4,944	74,061
U.S. Energy Corp./Wyoming*	2,790	8,119
Universal Stainless & Alloy Products, Inc.*	887	33,138
Vista Gold Corp.*	7,299	22,408
Worthington Industries, Inc.	2,658	43,538

		21,042,388

Paper & Forest Products (0.7%)
AbitibiBowater, Inc.*	138,000	2,007,900
Buckeye Technologies, Inc.	4,970	166,197
Clearwater Paper Corp.*	2,840	101,132
Domtar Corp.	4,508	360,460
KapStone Paper and Packaging Corp.*	4,905	77,205
Louisiana-Pacific Corp.*	16,441	132,679
Neenah Paper, Inc.	953	21,271
P.H. Glatfelter Co.	38,898	549,240
Schweitzer-Mauduit International, Inc.	1,998	132,787
UPM-Kymmene OYJ (ADR)	41,269	455,197
Verso Paper Corp.*	1,642	1,576
Wausau Paper Corp.	6,250	51,625

		4,057,269

Total Materials		34,772,390

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.2%)
Alaska Communications Systems Group, Inc.	4,435	$13,349
Atlantic Tele-Network, Inc.	885	34,559
Cincinnati Bell, Inc.*	17,651	53,483
Consolidated Communications Holdings, Inc.	616	11,735
Fairpoint Communications, Inc.*	2,454	10,626
Globalstar, Inc.*	12,099	6,534
IDT Corp., Class B	167	1,567
Iridium Communications, Inc.*	4,816	37,131
Level 3 Communications, Inc.*	16,464	279,723
Neutral Tandem, Inc.*	3,968	42,418
Premiere Global Services, Inc.*	6,464	54,750
SureWest Communications	1,539	18,514
TELUS Corp. (Non-Voting)	9,716	520,292
tw telecom, Inc.*	2,701	52,345
Vonage Holdings Corp.*	9,851	24,135

		1,161,161

Wireless Telecommunication Services (0.5%)
Clearwire Corp., Class A*	3,128	6,068
Leap Wireless International, Inc.*	6,063	56,325
SK Telecom Co., Ltd. (ADR)	96,790	1,317,312
Telephone & Data Systems, Inc.	11,267	291,702
Turkcell Iletisim Hizmetleri A/S (ADR)*	81,101	953,748
U.S. Cellular Corp.*	1,801	78,578
USA Mobility, Inc.	2,764	38,337

		2,742,070

Total Telecommunication Services		3,903,231

Utilities (4.7%)
Electric Utilities (1.7%)
Allete, Inc.	4,005	168,130
Centrais Eletricas Brasileiras S.A. (Preference) (ADR), Class B	74,976	1,087,152
Central Vermont Public Service Corp.	1,672	58,687
Cleco Corp.	29,940	1,140,714
El Paso Electric Co.	5,284	183,038
Empire District Electric Co.	5,269	111,123
Federal Hydrogenerating Co. JSC (ADR)	243,544	737,938
Great Plains Energy, Inc.	16,766	365,163
Hawaiian Electric Industries, Inc.	11,716	310,240
IDACORP, Inc.	32,736	1,388,334
MGE Energy, Inc.	2,922	136,662
Northeast Utilities	21,897	789,825
NV Energy, Inc.	29,053	475,017
Otter Tail Corp.	4,140	91,163
Pepco Holdings, Inc.	27,857	565,497
Pinnacle West Capital Corp.	13,495	650,189
PNM Resources, Inc.	10,389	189,391
Portland General Electric Co.	9,444	238,839
UIL Holdings Corp.	6,349	224,564
UniSource Energy Corp.	4,604	169,980
Unitil Corp.	1,453	41,236
Westar Energy, Inc.	13,991	402,661

		9,525,543

Gas Utilities (1.0%)
AGL Resources, Inc.	14,192	$599,754
Atmos Energy Corp.	11,139	371,486
Chesapeake Utilities Corp.	1,242	53,841
Laclede Group, Inc.	2,841	114,975
National Fuel Gas Co.	8,655	481,045
New Jersey Resources Corp.	5,116	251,707
Northwest Natural Gas Co.	3,376	161,812
Piedmont Natural Gas Co., Inc.	8,901	302,456
Questar Corp.	21,955	436,026
South Jersey Industries, Inc.	3,095	175,827
Southwest Gas Corp.	5,739	243,850
UGI Corp.	71,465	2,101,071
WGL Holdings, Inc.	6,345	280,576

		5,574,426

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	12,193	174,360
Dynegy, Inc.*	12,893	35,714
Genie Energy Ltd., Class B	167	1,324
GenOn Energy, Inc.*	94,039	245,442
Ormat Technologies, Inc.	2,218	39,990

		496,830

Multi-Utilities (1.6%)
Alliant Energy Corp.	13,720	605,189
Ameren Corp.	88,419	2,929,321
Avista Corp.	7,214	185,761
Black Hills Corp.	4,925	165,382
CH Energy Group, Inc.	1,959	114,366
CMS Energy Corp.	31,272	690,486
Integrys Energy Group, Inc.	9,680	524,462
MDU Resources Group, Inc.	23,344	500,962
NorthWestern Corp.	4,559	163,167
NSTAR	12,776	599,961
OGE Energy Corp.	12,112	686,872
SCANA Corp.	14,217	640,618
TECO Energy, Inc.	26,529	507,765
Vectren Corp.	10,101	305,353

		8,619,665

Water Utilities (0.3%)
American States Water Co.	2,410	84,109
American Water Works Co., Inc.	21,728	692,254
Aqua America, Inc.	15,445	340,562
Artesian Resources Corp., Class A	405	7,626
Cadiz, Inc.*	1,372	13,212
California Water Service Group	5,376	98,166
Connecticut Water Service, Inc.	1,197	32,475
Consolidated Water Co., Ltd.	2,014	17,280
Middlesex Water Co.	2,096	39,111
Pennichuck Corp.	195	5,622
SJW Corp.	1,871	44,231
York Water Co.	1,594	28,118

		1,402,766

Total Utilities		25,619,230

Total Common Stocks (77.4%) (Cost $429,322,454)		423,526,928

INVESTMENT COMPANY:
Investment Company (0.0%)
THL Credit, Inc. (Cost $13,410)	1,044	12,747

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.3%)
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
USEC, Inc. 3.000%, 10/1/14	$747,000	$346,421

Total Energy		346,421

Health Care (0.1%)
Biotechnology (0.1%)
Dendreon Corp. 2.875%, 1/15/16	696,000	488,070

Total Health Care		488,070

Industrials (0.1%)
Airlines (0.1%)
JetBlue Airways Corp.
Series B
6.750%, 10/15/39	507,000	679,380

Total Industrials		679,380

Total Convertible Bonds		1,513,871

Corporate Bond (0.3%)
Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Goodrich Petroleum Corp.
5.000%, 10/1/29	1,648,000	1,526,460

Total Energy		1,526,460

Total Corporate Bonds		1,526,460

Total Long-Term Debt Securities (0.6%) (Cost $2,899,415)		3,040,331

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49*†(b) (Cost $—)	3,050	$30

Total Investments (78.0%) (Cost $432,235,279)		426,580,036
Other Assets Less Liabilities (22.0%)		120,499,639

Net Assets (100%)		$547,079,675

*	Non-income producing.
†	Securities (totaling $14,160 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.
@	Shares are less than 0.5.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $14,130 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$120,078,984	$104,440,452	$224,519,436	$—	$94,966	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	284	March-12	$20,926,013	$20,981,920	$55,907
S&P MidCap 400 E-Mini Index	961	March-12	84,174,741	84,308,530	133,789

					$189,696

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$39,425,386	$–	$–	$39,425,386
Consumer Staples	28,983,082	–	–	28,983,082
Energy	53,424,623	–	14,130	53,438,753
Financials	108,559,050	–	–	108,559,050
Health Care	26,569,956	–	–	26,569,956
Industrials	69,669,303	775,471	–	70,444,774
Information Technology	31,811,076	–	–	31,811,076
Materials	31,779,821	2,992,569	–	34,772,390
Telecommunication Services	3,903,231	–	–	3,903,231
Utilities	25,619,230	–	–	25,619,230
Convertible Bonds
Energy	–	346,421	–	346,421
Health Care	–	488,070	–	488,070
Industrials	–	679,380	–	679,380
Corporate Bonds
Energy	–	1,526,460	–	1,526,460
Futures	189,696	–	–	189,696
Investment Companies
Investment Companies	12,747	–	–	12,747
Rights
Information Technology	–	–	30	30

Total Assets	$419,947,201	$6,808,371	$14,160	$426,769,732

Total Liabilities	$–	$–	$–	$–

Total	$419,947,201	$6,808,371	$14,160	$426,769,732

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks-Energy	Investments in Rights-Information Technology††	Investments in Corporate Bonds-Financials

Balance as of 12/31/10	$62,172	$—	$1,757
Total gains or losses (realized/unrealized) included in earnings	(48,042)	30	(672)
Purchases	—	—	—
Sales	—	—	(1,085)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$14,130	$30	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$(48,042)	$30	$—

†† Security represents level 3 investments with $0 cost.

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	189,696	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$189,696

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(5,815)	—	(5,815)
Credit contracts	—	—	—	—	—
Equity contracts	—	(30,580,454)	—	—	(30,580,454)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(30,580,454)	$(5,815)	$—	$(30,586,269)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	6,448	—	6,448
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,613,759)	—	—	(2,613,759)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,613,759)	$6,448	$—	$(2,607,311)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $320,000 and futures contracts with an average notional balance of approximately $114,412,000 for the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$437,117,758
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$443,903,531

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,557,845
Aggregate gross unrealized depreciation	(58,892,675)

Net unrealized depreciation	$(7,334,830)

Federal income tax cost of investments	$433,914,866

The Portfolio has a net capital loss carryforward of $148,177,580, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $48,584,963 during 2011.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $432,235,279)	$426,580,036
Cash	114,334,344
Cash held as collateral at broker	7,869,000
Dividends, interest and other receivables	613,902
Receivable from Separate Accounts for Trust shares sold	119,781
Receivable from investment sub-advisor	7,468
Receivable for securities sold	22
Other assets	2,382

Total assets	549,526,935

LIABILITIES
Payable for securities purchased	951,197
Payable to Separate Accounts for Trust shares redeemed	447,386
Due to broker for futures variation margin	406,123
Investment management fees payable	371,528
Administrative fees payable	99,490
Distribution fees payable - Class B	95,715
Trustees’ fees payable	14,907
Accrued expenses	60,914

Total liabilities	2,447,260

NET ASSETS	$547,079,675

Net assets were comprised of:
Paid in capital	$711,430,723
Accumulated undistributed net investment income (loss)	(810,404)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(158,075,097)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(5,465,547)

Net assets	$547,079,675

Class A
Net asset value, offering and redemption price per share, $12,212,976 / 1,399,380 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.73

Class B
Net asset value, offering and redemption price per share, $450,690,228 / 52,694,187 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.55

Class K
Net asset value, offering and redemption price per share, $84,176,471 / 9,645,713 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($94,966 of dividend income received from affiliates) (net of $66,601 foreign withholding tax)	$7,106,917
Interest	353,442

Total income	7,460,359

EXPENSES
Investment management fees	4,827,233
Distribution fees - Class B	1,323,120
Administrative fees	937,367
Custodian fees	78,700
Professional fees	59,787
Printing and mailing expenses	43,844
Trustees’ fees	7,988
Miscellaneous	23,860

Gross expenses	7,301,899
Less: Reimbursement from sub-advisor	(56,716)
Fees paid indirectly	(160,010)

Net expenses	7,085,173

NET INVESTMENT INCOME (LOSS)	375,186

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	76,450,829
Futures	(30,580,454)
Foreign currency transactions	(1,828)

Net realized gain (loss)	45,868,547

Change in unrealized appreciation (depreciation) on:
Securities	(124,017,585)
Futures	(2,613,759)
Foreign currency translations	(2,657)

Net change in unrealized appreciation (depreciation)	(126,634,001)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(80,765,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(80,390,268)

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$375,186		$2,398,786
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	45,868,547		123,294,699
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(126,634,001)		2,868,822

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,390,268)		128,562,307

DIVIDENDS:
Dividends from net investment income
Class A	(32,926)		(604,388)
Class B	(95,704)		(3,738,832)
Class K†	(221,718)		—

TOTAL DIVIDENDS	(350,348)		(4,343,220)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 968,541 and 859,691 shares, respectively ]	9,126,800		7,278,554
Capital shares issued in reinvestment of dividends [ 3,882 and 61,204 shares, respectively ]	32,926		604,388
Capital shares repurchased [ (6,002,457) and (6,253,565) shares, respectively ]	(53,549,398	)(z)	(56,156,583)

Total Class A transactions	(44,389,672)		(48,273,641)

Class B
Capital shares sold [ 7,016,497 and 8,748,184 shares, respectively ]	68,698,837		75,555,096
Capital shares issued in reinvestment of dividends [ 11,513 and 386,314 shares, respectively ]	95,704		3,738,832
Capital shares repurchased [ (10,450,432) and (11,040,755) shares, respectively ]	(99,757,973)		(93,741,245)

Total Class B transactions	(30,963,432)		(14,447,317)

Class K†
Capital shares sold [ 9,768,114 and 0 shares, respectively ]	85,532,850	(z)	—
Capital shares issued in reinvestment of dividends [ 26,145 and 0 shares, respectively ]	221,718		—
Capital shares repurchased [ (148,546) and 0 shares, respectively ]	(1,283,850)		—

Total Class K transactions	84,470,718		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,117,614		(62,720,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,623,002)		61,498,129
NET ASSETS:
Beginning of year	618,702,677		557,204,548

End of year (a)	$547,079,675		$618,702,677

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(810,404)		$(1,423,240)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Mid Cap Value Portfolio exchanged approximately 5,457,575 Class A shares for approximately 5,457,575 Class K shares. This exchange amounted to approximately $48,208,044.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.07	$8.12	$5.77	$9.19	$10.03

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.06 (e)	0.11 (e)	0.06 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.34)	1.98	2.47	(3.33)	— #

Total from investment operations	(1.32)	2.04	2.58	(3.27)	0.02

Less distributions:
Dividends from net investment income	(0.02)	(0.09)	(0.23)	(0.05)	—
Distributions from net realized gains	—	—	—	(0.10)	(0.86)

Total dividends and distributions	(0.02)	(0.09)	(0.23)	(0.15)	(0.86)

Net asset value, end of year	$8.73	$10.07	$8.12	$5.77	$9.19

Total return	(13.07)%	25.19%	44.90%	(35.88)%	0.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,213	$64,756	$95,496	$330,996	$535,842
Ratio of expenses to average net assets:
After reimbursements	0.98%	1.02%	0.58%	1.15%	1.28%
After reimbursements and fees paid indirectly	0.96%	1.00%	0.58%	1.15%	1.28%
Before reimbursements and fees paid indirectly	0.99%	1.02%	1.04%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.20%	0.64%	1.76%	0.78%	0.17%
After reimbursements and fees paid indirectly	0.22%	0.65%	1.76%	0.78%	0.17%
Before reimbursements and fees paid indirectly	0.19%	0.63%	1.29%	0.62%	0.17%
Portfolio turnover rate	95%	51%	95%	78%	60%

	Year Ended December 31,
Class B	2011		2010	2009		2008	2007
Net asset value, beginning of year	$9.87		$7.96	$5.66		$9.01	$9.87

Income (loss) from investment operations:
Net investment income (loss)	—	(e)#	0.03 (e)	0.08	(e)	0.04 (e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.32)		1.95	2.42		(3.25)	0.01

Total from investment operations	(1.32)		1.98	2.50		(3.21)	—

Less distributions:
Dividends from net investment income	—	#	(0.07)	(0.20)		(0.04)	—
Distributions from net realized gains	—		—	—		(0.10)	(0.86)

Total dividends and distributions	—		(0.07)	(0.20)		(0.14)	(0.86)

Net asset value, end of year	$8.55		$9.87	$7.96		$5.66	$9.01

Total return	(13.36)%		24.86%	44.46%		(35.99)%	0.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$450,690		$553,947	$461,709		$320,011	$539,894
Ratio of expenses to average net assets:
After reimbursements	1.23%		1.27%	1.13%		1.39%	1.53%
After reimbursements and fees paid indirectly	1.21%		1.25%	1.13%		1.39%	1.53%
Before reimbursements and fees paid indirectly	1.24%		1.27%	1.29	%(c)	1.55%	1.54%
Ratio of net investment income (loss) to average net assets:
After reimbursements	—	@	0.38%	1.25%		0.54%	(0.08)%
After reimbursements and fees paid indirectly	0.03%		0.39%	1.25%		0.54%	(0.08)%
Before reimbursements and fees paid indirectly	—	@	0.37%	1.05%		0.38%	(0.09)%
Portfolio turnover rate	95%		51%	95%		78%	60%

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.70

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.04

Total from investment operations	0.05

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$8.73

Total return (b)	0.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,176
Ratio of expenses to average net assets:
After reimbursements (a)	0.99%
After reimbursements and fees paid indirectly (a)	0.94%
Before reimbursements and fees paid indirectly (a)	0.99%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.35%
After reimbursements and fees paid indirectly (a)	0.40%
Before reimbursements and fees paid indirectly (a)	0.35%
Portfolio turnover rate	95%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
@	Percent shown is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Pacific Investment Management Company LLC

➢	Post Advisory Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	5.35%	(0.40)%	3.82%	6.00%
Portfolio – Class B Shares**	5.08	(0.61)	3.58	5.76
Portfolio – Class K Shares***	5.35	(0.40)	3.82	6.00
Barclays Capital Intermediate U.S. Government/Credit†	5.80	5.88	5.20	6.66
Barclays Capital U.S. Universal Index	7.40	6.39	6.01	N/A

*    Date of inception 1/2/87.

**   Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

†    In 2011, the Investment Manager revised the Portfolio’s benchmark indices to be the Barclays Capital Intermediate U.S. Government/Credit Index which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Barclays Capital U.S. Universal Index is no longer a benchmark of the Portfolio.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 5.35% for the year ended December 31, 2011. The Portfolio’s benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, returned 5.80% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment advisers who employs an index style of investing, which is designed to track the performance of a specific benchmark.

Portfolio Highlights

What helped performance during the year:

•	An allocation to non-U.S. developed countries including Canada, Australia and the United Kingdom was positive for performance, as rates fell globally.

•	Positioning in Eurodollar Futures was positive for performance as the front-end of the yield curve fell over the course of the year.

•	Exposure to Build America Bonds (BABs) was a positive contributor to performance for the year as BABs outperformed like-duration Treasuries and long credit.

What hurt performance during the year:

•	A curve steepening bias for most of the year was detrimental to performance as the curve flattened.

•	Within the corporate sector, an emphasis on bonds of Financial companies was negative for performance as they underperformed like-duration Treasuries.

•	Technicals in the European market led to a decline in the Portfolio’s Euro-denominated bonds and detracted from performance relative to the benchmark.

Portfolio Characteristics
As of December 31, 2011
Weighted Average Life (Years)	5.0
Weighted Average Coupon (%)	4.2
Weighted Average Modified Duration (Years)*	4.3
Weighted Average Rating	A+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2011	% of Net Assets
Government Securities	57.8%
Corporate Bonds	45.7
Asset-Backed and Mortgage-Backed Securities	2.1
Time Deposits	0.4
Equities & Warrants	0.0 #
Cash and Other	(6.0)

Total	100.0%

# Less than 0.05%

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$1,027.00	$3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.73	3.52
Class B
Actual	1,000.00	1,026.89	4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.45	4.81
Class K†
Actual	1,000.00	1,008.89	2.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.71	3.54

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.69%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (2.1%)
Asset-Backed Securities (0.6%)
Aircraft Certificate Owner Trust,
Series 2003-1A D 6.455%, 9/20/22§		$815,342	$803,112
Series 2003-1A E 7.001%, 9/20/22§†		3,900,000	3,580,007
American Express Credit Account Master Trust,
Series 2009-1 A 1.628%, 12/15/14(l)		750,000	753,573
American Money Management Corp.,
Series 2006-6A A1A 0.731%, 5/3/18(l)§		983,639	922,936
Chase Issuance Trust,
Series 2009-A2 A2 1.828%, 4/15/14(l)		2,800,000	2,811,892
Continental Airlines, Inc.,
Series 1997-4A 6.900%, 1/2/18		104,834	109,158
Harvest CLO S.A.,
Series IX A1 2.228%, 3/29/17(l)(m)	EUR	458,839	569,466

			9,550,144

Non-Agency CMO (1.5%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 2.847%, 9/25/35(l)		$908,406	633,735
Banc of America Funding Corp.,
Series 2004-A 1A3 5.348%, 9/20/34(l)		1,102,496	1,046,898
Banc of America Large Loan, Inc.,
Series 2009-UB1 A4A 5.614%, 6/24/50(l)§		500,000	547,460
Series 2010-HLTN 2.028%, 11/15/15(l)§		1,815,117	1,640,076
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9 2A1 2.853%, 2/25/34(l)		571,097	474,191
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 2.772%, 9/25/35(l)		626,726	388,723
Citigroup Commercial Mortgage Trust, Inc.,
Series 2008-C7 A3 6.072%, 12/10/49(l)		2,200,000	2,277,862
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-3 2A2A 2.700%, 8/25/35(l)		227,494	179,917
Commercial Mortgage Pass Through Certificates,
Series 2010-C1 A1 3.156%, 7/10/46§		2,149,162	2,211,241
Countrywide Alternative Loan Trust,
Series 2006-OA22 A1 0.454%, 2/25/47(l)		372,899	197,332
Credit Suisse Mortgage Capital Certificates,
Series 2010-RR1 2A 5.692%, 9/15/40(l)§		700,000	786,498
Series 2010-RR1 3A 5.622%, 6/10/49(l)§		700,000	782,169

Series 2010-RR7 2A 5.467%, 9/18/39(l)§		$800,000	$879,574
EMF-NL B.V.,
Series 2008-APRX A2 2.372%, 4/17/41(l)(m)	EUR	1,000,000	992,729
Granite Master Issuer plc,
Series 2006-3 A7 0.385%, 12/20/54(l)		$249,442	237,997
Series 2006-4 A6 0.465%, 12/20/54(l)		665,179	634,650
Greenpoint Mortgage Funding Trust,
Series 2007-AR1 3A1 0.394%, 2/25/37(l)		41,312	37,038
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1 A1 2.798%, 10/25/33(l)		557,937	451,241
GS Mortgage Securities Corp. II,
Series 2010-C1 A2 4.592%, 8/10/43§		1,500,000	1,641,331
Harborview Mortgage Loan Trust,
Series 2006-12 2A2A 0.475%, 1/19/38(l)		331,812	191,116
MLCC Mortgage Investors, Inc.,
Series 2005-2 3A 1.270%, 10/25/35(l)		357,679	271,630
Morgan Stanley,
Series 2009-GG10 A4A 5.790%, 8/12/45(l)§		800,000	896,912
Morgan Stanley Capital I,
Series 1998-HF2 J 6.010%, 11/15/30§		3,000,000	2,970,368
OBP Depositor LLC Trust,
Series 2010-OBP A 4.646%, 7/15/45§		1,000,000	1,117,876
RBSCF Trust,
Series 2009-RR1 JPA 6.068%, 9/17/39(l)§		800,000	886,091
Series 2010-RR3 CSCA 5.467%, 9/16/39(l)§		800,000	873,934
Series 2010-RR3 JPMA 5.420%, 1/16/49(l)§		1,000,000	1,093,011
Series 2010-RR4 CMLA 6.007%, 12/16/49(l)§		500,000	560,538
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5 A1 0.535%, 7/19/35(l)		163,680	95,397
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28 A2 5.500%, 10/15/48		584,337	589,504
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR9 1A 1.610%, 8/25/42(l)		66,336	53,700
Series 2005-AR17 A1A1 0.564%, 12/25/45(l)		293,024	213,332

			25,854,071

Total Asset-Backed and Mortgage-Backed Securities			35,404,215

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Corporate Bonds (45.7%)
Consumer Discretionary (3.6%)
Auto Components (0.0%)
Johnson Controls, Inc. 1.750%, 3/1/14	$300,000	$303,185
5.000%, 3/30/20	100,000	112,383
4.250%, 3/1/21	60,000	64,360

		479,928

Automobiles (0.1%)
Chrysler Group LLC 5.329%, 5/24/17(l)	842,259	795,032
Daimler Finance N.A. LLC
6.500%, 11/15/13	550,000	597,502
Hyva Global B.V.
8.625%, 3/24/16§	850,000	701,250

		2,093,784

Distributors (0.1%)
American Tire Distributors, Inc.
9.750%, 6/1/17	1,650,000	1,699,500

Hotels, Restaurants & Leisure (0.5%)
Darden Restaurants, Inc.
4.500%, 10/15/21	100,000	102,950
Diamond Resorts Corp.
12.000%, 8/15/18	1,200,000	1,182,000
Greektown Superholdings, Inc.
Series A
13.000%, 7/1/15	1,200,000	1,248,000
Hyatt Hotels Corp.
3.875%, 8/15/16	100,000	102,578
5.375%, 8/15/21	100,000	105,389
International Game Technology
7.500%, 6/15/19	50,000	57,783
5.500%, 6/15/20	100,000	105,009
Landry’s Restaurants, Inc.
11.625%, 12/1/15	1,000,000	1,055,000
Marriott International, Inc.
5.625%, 2/15/13	200,000	207,116
McDonald’s Corp.
4.300%, 3/1/13	200,000	208,591
5.350%, 3/1/18	250,000	299,926
3.500%, 7/15/20	150,000	161,792
Roadhouse Financing, Inc.
10.750%, 10/15/17	650,000	620,750
Seven Seas Cruises S de RL LLC
9.125%, 5/15/19§	1,125,000	1,150,313
Starbucks Corp.
6.250%, 8/15/17	100,000	118,674
Travelport LLC/Travelport, Inc.
9.000%, 3/1/16	500,000	275,000
Wendy’s Co.
10.000%, 7/15/16	1,500,000	1,650,000
Yum! Brands, Inc.
4.250%, 9/15/15	250,000	268,199
5.300%, 9/15/19	100,000	111,575

		9,030,645

Household Durables (0.0%)
Newell Rubbermaid, Inc.
4.700%, 8/15/20	200,000	211,873

Tupperware Brands Corp.
4.750%, 6/1/21§	$100,000	$100,964
Whirlpool Corp.
5.500%, 3/1/13	100,000	103,817
8.600%, 5/1/14	35,000	39,070
4.850%, 6/15/21	100,000	102,273

		557,997

Internet & Catalog Retail (0.3%)
Affinion Group, Inc.
11.500%, 10/15/15	2,200,000	1,919,500
Catalina Marketing Corp.
10.500%, 10/1/15 PIK§	2,740,000	2,716,025
Expedia, Inc.
5.950%, 8/15/20	400,000	407,000

		5,042,525

Leisure Equipment & Products (0.0%)
Mattel, Inc.
5.625%, 3/15/13	200,000	209,888

Media (1.9%)
CBS Corp.
8.875%, 5/15/19	250,000	323,750
5.750%, 4/15/20	100,000	113,343
Charter Communications Operating LLC
2.260%, 3/6/14(l)	29,809	29,541
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.000%, 4/30/12§	500,000	508,750
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	183,000	199,144
Comcast Corp.
6.500%, 1/15/15	750,000	851,735
5.900%, 3/15/16	300,000	342,138
6.500%, 1/15/17	500,000	590,991
5.700%, 7/1/19	100,000	115,526
5.150%, 3/1/20	250,000	285,475
COX Communications, Inc.
5.450%, 12/15/14	200,000	221,530
5.500%, 10/1/15	250,000	281,964
Crown Media Holdings, Inc.
10.500%, 7/15/19	2,000,000	2,105,000
DCP LLC/DCP Corp.
10.750%, 8/15/15§	2,175,000	1,827,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14	250,000	268,662
3.550%, 3/15/15	195,000	202,457
3.500%, 3/1/16	250,000	259,264
7.625%, 5/15/16	223,000	236,307
5.875%, 10/1/19	300,000	338,713
5.000%, 3/1/21	400,000	426,996
Discovery Communications LLC
3.700%, 6/1/15	150,000	158,527
5.050%, 6/1/20	300,000	328,532
European Media Capital S.A.
10.000%, 2/1/15§(b)	1,984,553	1,488,876
Good Sam Enterprises LLC
11.500%, 12/1/16	1,500,000	1,470,000
inVentiv Health, Inc.
10.000%, 8/15/18§	1,550,000	1,395,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Local Insight Regatta Holdings, Inc.
11.000%, 12/1/17(h)		$1,916,000	$19
Nara Cable Funding Ltd.
8.875%, 12/1/18§	EUR	1,600,000	1,801,596
NBCUniversal Media LLC
5.150%, 4/30/20		$250,000	276,877
4.375%, 4/1/21		500,000	526,819
Network Communications, Inc.
8.600%,1/14/20 PIK§(b)†		2,039,081	1,427,357
News America, Inc.
8.000%, 10/17/16		400,000	480,814
6.900%, 3/1/19		350,000	410,885
Omnicom Group, Inc.
5.900%, 4/15/16		250,000	277,433
6.250%, 7/15/19		200,000	226,474
4.450%, 8/15/20		35,000	35,697
ProQuest LLC/ProQuest Notes Co.
9.000%, 10/15/18§		1,900,000	1,539,000
Quebecor Media, Inc.
7.750%, 3/15/16		1,625,000	1,671,719
Radio One, Inc.
7.500%, 3/7/16		1,116,563	1,032,122
15.000%, 5/24/16 PIK		1,576,818	1,123,483
Reed Elsevier Capital, Inc.
8.625%, 1/15/19		150,000	184,306
Thomson Reuters Corp.
6.500%, 7/15/18		500,000	604,099
4.700%, 10/15/19		50,000	54,802
Time Warner Cable, Inc.
6.200%, 7/1/13		500,000	535,920
3.500%, 2/1/15		100,000	104,370
5.850%, 5/1/17		400,000	455,096
8.250%, 4/1/19		500,000	628,004
5.000%, 2/1/20		400,000	434,689
Time Warner, Inc.
5.875%, 11/15/16		500,000	574,369
4.875%, 3/15/20		500,000	541,109
Viacom, Inc.
4.375%, 9/15/14		150,000	160,057
6.250%, 4/30/16		134,000	154,820
5.625%, 9/15/19		250,000	284,905
Walt Disney Co.
4.500%, 12/15/13		658,000	709,546
6.000%, 7/17/17		100,000	122,497
3.750%, 6/1/21		250,000	274,132
WPP Finance UK Corp.
5.875%, 6/15/14		400,000	426,312

			31,448,549

Multiline Retail (0.2%)
Bon-Ton Department Stores, Inc.
10.250%, 3/15/14		1,350,000	865,688
Family Dollar Stores, Inc.
5.000%, 2/1/21		100,000	103,147
Kohl’s Corp.
6.250%, 12/15/17		200,000	238,723
Macy’s Retail Holdings, Inc.
5.875%, 1/15/13		94,000	96,937
5.750%, 7/15/14		160,000	171,000
5.900%, 12/1/16		250,000	277,500
Nordstrom, Inc.
6.750%, 6/1/14		100,000	112,099

4.750%, 5/1/20		$150,000	$167,696
4.000%, 10/15/21		150,000	157,786
Target Corp.
5.125%, 1/15/13		200,000	209,480
1.125%, 7/18/14		105,000	105,924
6.000%, 1/15/18		450,000	546,195

			3,052,175

Specialty Retail (0.4%)
Academy Ltd./Academy Finance Corp.
9.250%, 8/1/19§		750,000	740,625
AutoZone, Inc.
6.500%, 1/15/14		250,000	273,479
4.000%, 11/15/20		200,000	204,614
Burlington Coat Factory Warehouse Corp.
10.000%, 2/15/19		1,000,000	978,750
Home Depot, Inc.
5.400%, 3/1/16		550,000	635,758
4.400%, 4/1/21		250,000	282,749
Lowe’s Cos., Inc.
2.125%, 4/15/16		250,000	252,668
4.625%, 4/15/20		250,000	276,255
O’Reilly Automotive, Inc.
4.875%, 1/14/21		100,000	106,014
4.625%, 9/15/21		150,000	156,584
Staples, Inc.
9.750%, 1/15/14		250,000	284,320
TJX Cos., Inc.
6.950%, 4/15/19		100,000	125,301
Toys R Us Property Co. I LLC
10.750%, 7/15/17		1,250,000	1,371,875

			5,688,992

Textiles, Apparel & Luxury Goods (0.1%)
Boardriders S.A.
8.875%, 12/15/17§	EUR	800,000	900,798
Cintas Corp. No. 2
2.850%, 6/1/16		$100,000	103,060
6.125%, 12/1/17		100,000	119,531

			1,123,389

Total Consumer Discretionary			60,427,372

Consumer Staples (3.1%)
Beverages (0.8%)
Anheuser-Busch Cos., LLC
4.950%, 1/15/14		200,000	214,998
Anheuser-Busch InBev Worldwide, Inc.
1.304%, 3/26/13(l)		3,000,000	3,015,016
0.972%, 1/27/14(l)		2,200,000	2,202,552
5.375%, 11/15/14		325,000	361,238
4.125%, 1/15/15		125,000	135,006
2.875%, 2/15/16		250,000	264,296
7.750%, 1/15/19		500,000	650,514
5.375%, 1/15/20		400,000	471,345
4.375%, 2/15/21		250,000	278,869
Beam, Inc.
6.375%, 6/15/14		100,000	109,230
5.375%, 1/15/16		63,000	68,802
Bottling Group LLC
6.950%, 3/15/14		300,000	340,081

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Brown-Forman Corp.
2.500%, 1/15/16	$100,000	$102,170
Coca-Cola Co.
0.750%, 11/15/13	300,000	301,393
1.500%, 11/15/15	500,000	509,240
1.800%, 9/1/16	400,000	406,506
3.150%, 11/15/20	400,000	419,524
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	100,000	99,616
3.500%, 9/15/20	150,000	156,377
3.250%, 8/19/21	100,000	101,982
Diageo Capital plc
5.750%, 10/23/17	400,000	473,106
Diageo Finance B.V.
5.500%, 4/1/13	400,000	422,670
3.250%, 1/15/15	150,000	158,127
Dr. Pepper Snapple Group, Inc.
6.120%, 5/1/13	100,000	106,662
2.900%, 1/15/16	100,000	104,154
2.600%, 1/15/19	100,000	99,634
3.200%, 11/15/21	100,000	101,421
PepsiCo, Inc.
0.875%, 10/25/13	300,000	300,863
3.750%, 3/1/14	100,000	106,305
3.100%, 1/15/15	100,000	106,214
2.500%, 5/10/16	500,000	521,518
5.000%, 6/1/18	200,000	232,112
7.900%, 11/1/18	250,000	336,193
4.500%, 1/15/20	550,000	623,487

		13,901,221

Food & Staples Retailing (0.6%)
Costco Wholesale Corp.
5.500%, 3/15/17	250,000	299,228
CVS Caremark Corp.
3.250%, 5/18/15	500,000	528,121
5.750%, 6/1/17	200,000	232,158
6.600%, 3/15/19	300,000	366,375
CVS Pass-Through Trust
5.789%, 1/10/26§	2,302,410	2,407,713
7.507%, 1/10/32§	1,349,533	1,567,599
Kroger Co.
7.500%, 1/15/14	300,000	336,016
6.400%, 8/15/17	200,000	237,855
6.150%, 1/15/20	100,000	121,910
Safeway, Inc.
6.350%, 8/15/17	200,000	227,086
5.000%, 8/15/19	150,000	159,973
Walgreen Co.
4.875%, 8/1/13	200,000	213,264
5.250%, 1/15/19	150,000	178,328
Wal-Mart Stores, Inc.
4.550%, 5/1/13	400,000	421,604
1.625%, 4/15/14	500,000	510,786
2.875%, 4/1/15	500,000	530,832
5.800%, 2/15/18	550,000	669,422
3.250%, 10/25/20	600,000	641,635
Woolworths Ltd.
4.000%, 9/22/20§	700,000	719,598

		10,369,503

Food Products (0.7%)
Archer-Daniels-Midland Co.
4.479%, 3/1/21	$250,000	$285,162
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	400,000	416,445
Campbell Soup Co.
3.375%, 8/15/14	100,000	106,370
3.050%, 7/15/17	100,000	106,733
4.250%, 4/15/21	100,000	112,239
ConAgra Foods, Inc.
7.000%, 4/15/19	250,000	294,089
Corn Products International, Inc.
3.200%, 11/1/15	100,000	102,949
General Mills, Inc.
5.250%, 8/15/13	100,000	106,787
5.200%, 3/17/15	200,000	223,625
5.650%, 2/15/19	300,000	358,148
H.J. Heinz Co.
5.350%, 7/15/13	200,000	213,415
Hershey Co.
5.000%, 4/1/13	1,000,000	1,053,716
1.500%, 11/1/16	80,000	80,158
Hormel Foods Corp.
4.125%, 4/15/21	100,000	110,568
J.M. Smucker Co.
3.500%, 10/15/21	150,000	153,471
Kellogg Co.
4.250%, 3/6/13	200,000	207,681
4.450%, 5/30/16	250,000	276,080
3.250%, 5/21/18	65,000	67,988
4.000%, 12/15/20	200,000	213,290
Kraft Foods, Inc.
2.625%, 5/8/13	500,000	509,660
6.750%, 2/19/14	2,900,000	3,221,944
4.125%, 2/9/16	500,000	543,466
6.125%, 2/1/18	550,000	645,908
5.375%, 2/10/20	500,000	578,104
McCormick & Co., Inc.
3.900%, 7/15/21	100,000	106,795
Mead Johnson Nutrition Co.
3.500%, 11/1/14	50,000	52,657
4.900%, 11/1/19	100,000	110,308
Sara Lee Corp.
2.750%, 9/15/15	200,000	201,487
Tyson Foods, Inc.
10.500%, 3/1/14	250,000	287,812
Viskase Cos., Inc.
9.875%, 1/15/18§	1,400,000	1,414,000

		12,161,055

Household Products (0.6%)
Amscan Holdings, Inc.
8.750%, 5/1/14	1,000,000	1,000,000
Armored Autogroup, Inc.
9.250%, 11/1/18§	2,000,000	1,545,000
Clorox Co.
5.000%, 3/1/13	100,000	104,081
3.550%, 11/1/15	300,000	315,694
Colgate-Palmolive Co.
3.150%, 8/5/15	400,000	430,132
Energizer Holdings, Inc.
4.700%, 5/19/21§	150,000	157,871

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Kimberly-Clark Corp.
6.125%, 8/1/17	$250,000	$304,997
7.500%, 11/1/18	100,000	132,315
3.875%, 3/1/21	100,000	109,711
Procter & Gamble Co.
3.500%, 2/15/15	300,000	323,520
4.850%, 12/15/15	200,000	228,392
4.700%, 2/15/19	400,000	471,076
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer S.A.
7.875%, 8/15/19§	725,000	755,813
9.875%, 8/15/19§	1,000,000	970,000
Spectrum Brands Holdings, Inc.
12.000%, 8/28/19 PIK	1,976,000	2,148,900

		8,997,502

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	200,000	213,587

Tobacco (0.4%)
Altria Group, Inc.
7.750%, 2/6/14	500,000	562,696
4.125%, 9/11/15	400,000	434,223
9.700%, 11/10/18	500,000	672,771
9.250%, 8/6/19	250,000	334,906
4.750%, 5/5/21	325,000	357,316
Lorillard Tobacco Co.
8.125%, 6/23/19	165,000	197,118
6.875%, 5/1/20	100,000	111,748
Philip Morris International, Inc.
4.875%, 5/16/13	400,000	422,059
6.875%, 3/17/14	250,000	281,842
5.650%, 5/16/18	500,000	592,115
4.500%, 3/26/20	100,000	113,257
Reynolds American, Inc.
7.625%, 6/1/16	300,000	358,390
Vector Group Ltd.
11.000%, 8/15/15	2,000,000	2,070,000

		6,508,441

Total Consumer Staples		52,151,309

Energy (3.9%)
Energy Equipment & Services (0.3%)
American Petroleum Tankers Parent LLC/AP Tankers Co.
10.250%, 5/1/15	747,000	761,940
Cameron International Corp.
6.375%, 7/15/18	100,000	117,984
4.500%, 6/1/21	100,000	107,471
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	165,000	189,841
Ensco plc
3.250%, 3/15/16	200,000	204,300
4.700%, 3/15/21	300,000	310,216
Forbes Energy Services Ltd.
9.000%, 6/15/19	1,800,000	1,683,000
Halliburton Co.
6.150%, 9/15/19	100,000	123,981
3.250%, 11/15/21	250,000	255,685
Rowan Cos., Inc.
7.875%, 8/1/19	65,000	76,559

Transocean, Inc.
4.950%, 11/15/15	$400,000	$408,616
6.000%, 3/15/18	100,000	101,707
6.500%, 11/15/20	150,000	154,337
Weatherford International Ltd.
6.000%, 3/15/18	200,000	219,950
9.625%, 3/1/19	350,000	448,232

		5,163,819

Oil, Gas & Consumable Fuels (3.6%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	200,000	225,090
6.375%, 9/15/17	250,000	290,000
8.700%, 3/15/19	250,000	318,750
Apache Corp.
6.000%, 9/15/13	765,000	833,868
5.625%, 1/15/17	250,000	295,495
BG Energy Capital plc
2.500%, 12/9/15§	1,700,000	1,715,005
Bill Barrett Corp.
7.625%, 10/1/19	1,350,000	1,407,375
Buckeye Partners LP
5.500%, 8/15/19	75,000	81,454
4.875%, 2/1/21	200,000	204,171
Canadian Natural Resources Ltd.
4.900%, 12/1/14	200,000	220,994
5.700%, 5/15/17	200,000	233,486
5.900%, 2/1/18	200,000	240,240
Cenovus Energy, Inc.
4.500%, 9/15/14	100,000	107,870
5.700%, 10/15/19	250,000	294,927
Chevron Corp.
3.950%, 3/3/14	500,000	535,519
ConocoPhillips
4.750%, 2/1/14	500,000	539,196
5.750%, 2/1/19	400,000	485,260
6.000%, 1/15/20	200,000	250,826
Devon Energy Corp.
2.400%, 7/15/16	100,000	102,228
4.000%, 7/15/21	250,000	271,529
Enbridge Energy Partners LP
9.875%, 3/1/19	200,000	265,965
5.200%, 3/15/20	100,000	110,581
4.200%, 9/15/21	100,000	103,718
Enbridge, Inc.
5.600%, 4/1/17	200,000	225,156
EnCana Corp.
5.900%, 12/1/17	100,000	112,976
6.500%, 5/15/19	200,000	241,146
EnCana Holdings Finance Corp.
5.800%, 5/1/14	200,000	216,786
Energy Transfer Partners LP
6.000%, 7/1/13	150,000	157,180
8.500%, 4/15/14	1,500,000	1,690,170
9.000%, 4/15/19	500,000	599,678
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,225,000	1,310,750
Enterprise Products Operating LLC
3.200%, 2/1/16	100,000	103,340
6.300%, 9/15/17	300,000	349,212
5.250%, 1/31/20	200,000	219,626
5.200%, 9/1/20	100,000	110,303

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Series M
5.650%, 4/1/13	$300,000	$314,348
EOG Resources, Inc.
2.950%, 6/1/15	250,000	262,195
5.625%, 6/1/19	200,000	237,116
4.100%, 2/1/21	250,000	275,490
EQT Corp.
8.125%, 6/1/19	250,000	299,609
Gaz Capital S.A. for Gazprom OAO
6.510%, 3/7/22(m)	1,200,000	1,219,976
Gazprom S.A. (Gaz Capital S.A.)
5.092%, 11/29/15§	400,000	404,680
8.625%, 4/28/34(m)	500,000	585,483
General Maritime Corp.
12.000%, 11/15/17(h)	1,800,000	36,000
Hess Corp.
8.125%, 2/15/19	250,000	321,330
Husky Energy, Inc.
5.900%, 6/15/14	105,000	113,958
7.250%, 12/15/19	265,000	326,925
Kinder Morgan Energy Partners LP
5.850%, 9/15/12	1,200,000	1,233,993
5.000%, 12/15/13	150,000	158,958
5.625%, 2/15/15	100,000	109,804
6.000%, 2/1/17	150,000	171,188
5.950%, 2/15/18	200,000	226,762
9.000%, 2/1/19	1,400,000	1,762,256
6.850%, 2/15/20	700,000	823,277
5.300%, 9/15/20	150,000	162,566
Kodiak Oil & Gas Corp.
8.125%, 12/1/19§	1,100,000	1,139,875
Magellan Midstream Partners LP
6.550%, 7/15/19	1,700,000	1,999,675
4.250%, 2/1/21	200,000	207,080
Marathon Oil Corp.
5.900%, 3/15/18	123,000	143,438
Marathon Petroleum Corp.
3.500%, 3/1/16	450,000	458,122
5.125%, 3/1/21	200,000	210,970
McMoRan Exploration Co.
11.875%, 11/15/14	1,450,000	1,522,500
Nabors Industries, Inc.
9.250%, 1/15/19	300,000	377,978
Noble Energy, Inc.
8.250%, 3/1/19	200,000	254,824
Noble Holding International Ltd.
3.050%, 3/1/16	250,000	254,452
4.900%, 8/1/20	200,000	212,340
NuStar Logistics LP
4.800%, 9/1/20	150,000	155,674
Occidental Petroleum Corp.
2.500%, 2/1/16	100,000	104,847
4.125%, 6/1/16	150,000	167,699
1.750%, 2/15/17	100,000	100,927
4.100%, 2/1/21	400,000	444,044
ONEOK Partners LP
3.250%, 2/1/16	100,000	102,065
8.625%, 3/1/19	200,000	254,729
Petrobras International Finance Co.
3.875%, 1/27/16	750,000	768,195
5.875%, 3/1/18	650,000	711,080

7.875%, 3/15/19	$250,000	$300,213
5.750%, 1/20/20	400,000	427,913
5.375%, 1/27/21	500,000	523,828
Petrohawk Energy Corp.
6.250%, 6/1/19	250,000	276,589
Petroleos Mexicanos
4.875%, 3/15/15	500,000	533,046
8.000%, 5/3/19	500,000	622,396
6.000%, 3/5/20	500,000	561,159
5.500%, 1/21/21	1,900,000	2,060,890
Plains All American Pipeline LP
3.950%, 9/15/15	250,000	265,095
8.750%, 5/1/19	250,000	320,278
Shell International Finance B.V.
1.875%, 3/25/13	200,000	203,346
4.000%, 3/21/14	1,000,000	1,072,342
3.100%, 6/28/15	1,800,000	1,914,530
4.300%, 9/22/19	350,000	393,863
4.375%, 3/25/20	200,000	227,908
Spectra Energy Capital LLC
6.200%, 4/15/18	250,000	284,382
Statoil ASA
2.900%, 10/15/14	250,000	261,759
3.125%, 8/17/17	1,000,000	1,056,950
5.250%, 4/15/19	500,000	583,228
Stone Energy Corp.
8.625%, 2/1/17	2,150,000	2,193,000
Suncor Energy, Inc.
6.100%, 6/1/18	400,000	473,226
Talisman Energy, Inc.
7.750%, 6/1/19	150,000	185,572
Total Capital Canada Ltd.
1.625%, 1/28/14	250,000	254,034
Total Capital S.A.
3.125%, 10/2/15	350,000	369,996
4.450%, 6/24/20	2,000,000	2,247,203
4.125%, 1/28/21	100,000	109,914
TransCanada PipeLines Ltd.
3.400%, 6/1/15	200,000	210,416
7.125%, 1/15/19	250,000	320,469
3.800%, 10/1/20	2,700,000	2,884,792
6.350%, 5/15/67(l)	200,000	198,500
Valero Energy Corp.
4.750%, 6/15/13	100,000	105,216
4.500%, 2/1/15	45,000	48,687
9.375%, 3/15/19	200,000	255,904
6.125%, 2/1/20	65,000	73,610
Venoco, Inc.
8.875%, 2/15/19	1,825,000	1,637,937
W&T Offshore, Inc.
8.500%, 6/15/19§	1,600,000	1,648,000
Williams Partners LP
3.800%, 2/15/15	100,000	104,893
5.250%, 3/15/20	500,000	552,024
XTO Energy, Inc.
6.250%, 4/15/13	983,000	1,054,694
6.250%, 8/1/17	250,000	310,287

		60,234,387

Total Energy		65,398,206

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Financials (19.5%)
Capital Markets (2.9%)
Ameriprise Financial, Inc.
5.650%, 11/15/15		$200,000	$224,509
7.300%, 6/28/19		145,000	176,098
Bank of New York Mellon Corp.
5.125%, 8/27/13		300,000	319,845
4.300%, 5/15/14		250,000	266,992
2.500%, 1/15/16		300,000	306,526
4.150%, 2/1/21		200,000	216,015
3.550%, 9/23/21		250,000	256,158
Bear Stearns Cos. LLC
6.400%, 10/2/17		250,000	278,700
7.250%, 2/1/18		300,000	352,839
BlackRock, Inc.
3.500%, 12/10/14		200,000	212,751
5.000%, 12/10/19		200,000	217,621
Charles Schwab Corp.
4.950%, 6/1/14		300,000	325,284
4.450%, 7/22/20		200,000	212,777
Deutsche Bank AG/London
2.375%, 1/11/13		500,000	497,423
4.875%, 5/20/13		400,000	408,923
3.450%, 3/30/15		200,000	204,931
6.000%, 9/1/17		500,000	553,308
E*Trade Financial Corp.
12.500%, 11/30/17		1,000,000	1,132,500
Eaton Vance Corp.
6.500%, 10/2/17		200,000	227,194
Franklin Resources, Inc.
3.125%, 5/20/15		100,000	104,517
Goldman Sachs Group, Inc.
5.250%, 10/15/13		500,000	511,377
6.000%, 5/1/14		500,000	518,012
3.700%, 8/1/15		2,000,000	1,957,440
5.350%, 1/15/16		1,000,000	1,025,907
1.020%, 3/22/16(l)		3,700,000	3,219,000
5.625%, 1/15/17		400,000	391,090
6.250%, 9/1/17		1,300,000	1,355,931
5.950%, 1/18/18		500,000	513,427
6.150%, 4/1/18		2,000,000	2,034,937
5.375%, 3/15/20		1,000,000	975,274
5.250%, 7/27/21		500,000	486,720
Jefferies Group, Inc.
5.125%, 4/13/18		400,000	352,300
Merrill Lynch & Co., Inc.
0.757%, 6/5/12(l)		4,000,000	3,924,880
6.150%, 4/25/13		500,000	506,909
5.000%, 2/3/14		100,000	98,255
4.875%, 5/30/14	EUR	1,600,000	1,969,569
2.034%, 7/22/14(l)		400,000	446,860
0.863%, 1/15/15(l)		$1,000,000	868,801
6.050%, 5/16/16		750,000	706,267
5.700%, 5/2/17		500,000	449,727
6.875%, 4/25/18		2,000,000	1,979,237
Morgan Stanley
5.133%, 8/8/12(l)	AUD	2,100,000	2,111,967
5.300%, 3/1/13		$500,000	505,840
2.953%, 5/14/13(l)		1,400,000	1,350,396
4.750%, 4/1/14		500,000	499,567
6.000%, 5/13/14		4,000,000	4,066,716

2.875%, 7/28/14		$60,000	$56,392
4.100%, 1/26/15		250,000	238,468
6.000%, 4/28/15		300,000	301,183
5.375%, 10/15/15		500,000	488,983
5.750%, 10/18/16		500,000	486,618
5.550%, 4/27/17		1,000,000	953,102
6.250%, 8/28/17		1,000,000	977,309
5.950%, 12/28/17		1,000,000	955,611
7.300%, 5/13/19		1,000,000	1,012,781
5.500%, 1/26/20		500,000	461,155
5.750%, 1/25/21		300,000	280,098
5.500%, 7/28/21		120,000	110,461
Nomura Holdings, Inc.
5.000%, 3/4/15		250,000	251,819
4.125%, 1/19/16		200,000	194,302
6.700%, 3/4/20		150,000	158,740
Northern Trust Corp.
4.625%, 5/1/14		140,000	149,785
3.450%, 11/4/20		150,000	153,951
Raymond James Financial, Inc.
8.600%, 8/15/19		250,000	297,425
SteelRiver Transmission Co. LLC
4.710%, 6/30/17§(b)		1,140,822	1,163,410
TD Ameritrade Holding Corp.
4.150%, 12/1/14		200,000	209,822
5.600%, 12/1/19		200,000	216,796

			48,439,528

Commercial Banks (6.3%)
American Express Bank FSB
5.500%, 4/16/13		250,000	261,426
American Express Centurion Bank
6.000%, 9/13/17		400,000	454,729
Banco do Brasil S.A.
4.500%, 1/22/15§		1,600,000	1,649,625
Banco Santander S.A./Chile
1.659%, 4/20/12(l)§		1,600,000	1,600,510
2.006%, 1/19/16(l)§		3,100,000	2,852,000
Bancolombia S.A.
4.250%, 1/12/16		200,000	198,000
Bank of Montreal
2.125%, 6/28/13		200,000	203,124
1.750%, 4/29/14		150,000	152,705
Bank of Nova Scotia
2.375%, 12/17/13		750,000	768,216
2.900%, 3/29/16		500,000	517,983
Barclays Bank plc
2.375%, 1/13/14		500,000	491,936
3.900%, 4/7/15		300,000	302,000
5.000%, 9/22/16		300,000	311,321
6.750%, 5/22/19		250,000	280,729
5.125%, 1/8/20		500,000	512,800
5.140%, 10/14/20		250,000	215,841
BB&T Corp.
3.375%, 9/25/13		200,000	207,123
3.200%, 3/15/16		300,000	313,338
6.850%, 4/30/19		100,000	122,387
BBVA Senior Finance S.A. Unipersonal
3.250%, 5/16/14		250,000	234,631
BNP Paribas
3.250%, 3/11/15		600,000	571,788
5.000%, 1/15/21		500,000	481,560

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Canadian Imperial Bank of Commerce
1.450%, 9/13/13		$500,000	$498,980
Comerica Bank
5.750%, 11/21/16		250,000	277,087
Credit Suisse AG/New York
5.000%, 5/15/13		1,000,000	1,034,150
5.500%, 5/1/14		500,000	523,776
3.500%, 3/23/15		500,000	493,383
6.000%, 2/15/18		500,000	494,392
5.400%, 1/14/20		250,000	232,685
4.375%, 8/5/20		350,000	343,437
Dexia Credit Local S.A.
0.908%, 4/29/14(l)§		3,300,000	2,810,181
Dexia Credit Local S.A./New York
0.927%, 3/5/13(l)§		3,000,000	2,736,632
Discover Bank/Delaware
7.000%, 4/15/20		200,000	206,000
Fifth Third Bancorp
3.625%, 1/25/16		300,000	304,193
5.450%, 1/15/17		200,000	202,481
Fifth Third Capital Trust IV
6.500%, 4/15/37(l)		200,000	194,000
First Horizon National Corp.
5.375%, 12/15/15		200,000	202,382
Groupe BPCE
2.375%, 10/4/13§		3,500,000	3,442,529
HSBC Bank USA/New York
4.625%, 4/1/14		200,000	204,962
4.875%, 8/24/20		250,000	234,890
HSBC Holdings plc
5.100%, 4/5/21		400,000	426,872
6.100%, 1/14/42		1,200,000	1,383,564
HSBC USA, Inc.
5.000%, 9/27/20		150,000	137,595
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		950,000	1,024,186
KeyBank N.A./Ohio
7.413%, 5/6/15		350,000	394,548
KeyCorp
6.500%, 5/14/13		100,000	105,528
5.100%, 3/24/21		250,000	262,136
Kreditanstalt fuer Wiederaufbau
3.250%, 3/15/13		1,500,000	1,545,802
1.375%, 1/13/14		1,200,000	1,211,082
3.500%, 3/10/14		1,500,000	1,582,074
2.625%, 3/3/15		900,000	944,698
1.250%, 10/26/15		500,000	501,533
2.625%, 2/16/16		1,050,000	1,107,677
5.125%, 3/14/16		1,000,000	1,155,379
4.500%, 7/16/18		900,000	1,044,825
4.875%, 6/17/19		400,000	475,295
4.000%, 1/27/20		1,000,000	1,126,982
2.750%, 9/8/20		800,000	828,193
6.250%, 5/19/21	AUD	2,200,000	2,333,679
Landwirtschaftliche Rentenbank
3.250%, 3/15/13		$500,000	515,200
3.125%, 7/15/15		500,000	530,397
2.500%, 2/15/16		500,000	519,161
5.125%, 2/1/17		500,000	579,616
Lloyds TSB Bank plc
1.372%, 4/2/12(l)§		2,700,000	2,705,930

2.766%, 1/24/14(l)		$4,800,000	$4,551,798
4.875%, 1/21/16		400,000	391,026
6.375%, 1/21/21		400,000	399,264
M&I Marshall & Ilsley Bank
4.850%, 6/16/15		100,000	107,335
Mellon Funding Corp.
5.000%, 12/1/14		400,000	435,706
NIBC Bank N.V.
2.800%, 12/2/14§		1,000,000	1,029,045
Nordea Bank AB
1.301%, 1/14/14(l)§		3,200,000	3,126,555
Oesterreichische Kontrollbank AG
1.750%, 3/11/13		500,000	503,059
1.375%, 1/21/14		500,000	498,082
4.875%, 2/16/16		500,000	554,222
PNC Funding Corp.
3.000%, 5/19/14		300,000	312,906
3.625%, 2/8/15		500,000	522,855
2.700%, 9/19/16		250,000	253,454
5.625%, 2/1/17		250,000	272,931
5.125%, 2/8/20		500,000	558,630
Rabobank Nederland N.V.
0.551%, 10/11/12(l)		2,900,000	2,900,526
1.850%, 1/10/14		500,000	499,088
2.125%, 10/13/15		200,000	192,987
Royal Bank of Canada
2.100%, 7/29/13		400,000	407,950
2.625%, 12/15/15		300,000	308,948
2.300%, 7/20/16		400,000	402,689
Royal Bank of Scotland Group plc
0.783%, 3/30/12(l)§		3,500,000	3,499,737
1.153%, 5/11/12(l)§		3,000,000	3,006,560
4.875%, 3/16/15		500,000	483,099
Royal Bank of Scotland plc
2.915%, 8/23/13(l)		2,000,000	1,934,286
3.950%, 9/21/15		500,000	469,675
5.625%, 8/24/20		250,000	238,938
6.125%, 1/11/21		300,000	290,682
Sovereign Bank/Pennsylvania
8.750%, 5/30/18		200,000	213,739
Sparebanken 1 Boligkredit
1.250%, 10/25/13§		2,300,000	2,282,918
SunTrust Banks, Inc.
3.600%, 4/15/16		200,000	202,155
SunTrust Banks, Inc./Georgia
5.000%, 9/1/15		77,000	81,483
7.250%, 3/15/18		100,000	115,789
Svenska Handelsbanken AB
3.125%, 7/12/16		200,000	200,977
Toronto-Dominion Bank
2.200%, 7/29/15§		1,800,000	1,831,595
2.500%, 7/14/16		400,000	407,413
2.375%, 10/19/16		200,000	201,694
U.S. Bancorp
1.375%, 9/13/13		300,000	302,218
4.200%, 5/15/14		250,000	267,864
3.150%, 3/4/15		200,000	210,464
2.450%, 7/27/15		250,000	257,191
3.442%, 2/1/16		150,000	153,638
U.S. Bank N.A./Ohio
6.300%, 2/4/14		300,000	329,247

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.950%, 10/30/14	$200,000	$217,364
4.800%, 4/15/15	100,000	109,068
UBS AG/Connecticut
1.595%, 2/23/12(l)	300,000	300,444
2.250%, 8/12/13	250,000	249,219
1.425%, 1/28/14(l)	100,000	96,752
2.250%, 1/28/14	4,800,000	4,691,725
3.875%, 1/15/15	250,000	245,809
5.875%, 7/15/16	250,000	239,274
5.875%, 12/20/17	500,000	491,097
5.750%, 4/25/18	400,000	397,153
4.875%, 8/4/20	300,000	298,458
UFJ Finance Aruba AEC
6.750%, 7/15/13	300,000	322,430
Union Bank N.A.
2.125%, 12/16/13	350,000	354,917
Wachovia Bank N.A.
4.875%, 2/1/15	400,000	417,889
6.000%, 11/15/17	500,000	552,220
Wachovia Corp.
0.677%, 3/1/12(l)	1,400,000	1,401,222
2.199%, 5/1/13(l)	2,900,000	2,941,163
5.250%, 8/1/14	500,000	526,932
5.625%, 10/15/16	100,000	110,005
5.750%, 2/1/18	700,000	802,200
Wells Fargo & Co.
4.375%, 1/31/13	750,000	778,408
4.950%, 10/16/13	200,000	209,702
3.750%, 10/1/14	500,000	526,440
3.625%, 4/15/15	200,000	210,339
5.125%, 9/15/16	250,000	269,605
5.625%, 12/11/17	650,000	742,763
Wells Fargo Bank N.A.
4.750%, 2/9/15	300,000	313,654
Westpac Banking Corp.
2.100%, 8/2/13	400,000	398,806
4.200%, 2/27/15	400,000	418,798
3.000%, 8/4/15	250,000	252,030
4.875%, 11/19/19	300,000	317,808
Westpac Securities NZ Ltd.
3.450%, 7/28/14§	2,800,000	2,932,429
Zions Bancorp
7.750%, 9/23/14	100,000	104,464

		107,032,869

Consumer Finance (1.8%)
Ally Financial, Inc.
7.000%, 2/1/12	700,000	696,430
3.649%, 2/11/14(l)	1,700,000	1,606,721
American Express Co.
4.875%, 7/15/13	150,000	157,129
7.250%, 5/20/14	150,000	167,545
6.150%, 8/28/17	800,000	912,847
7.000%, 3/19/18	1,850,000	2,205,031
8.125%, 5/20/19	150,000	194,815
6.800%, 9/1/66(l)	150,000	148,500
American Express Credit Corp.
5.875%, 5/2/13	250,000	262,703
7.300%, 8/20/13	250,000	270,320
2.750%, 9/15/15	550,000	550,000
2.800%, 9/19/16	250,000	251,868

Capital One Bank USA N.A.
8.800%, 7/15/19	$437,000	$502,193
Capital One Financial Corp.
7.375%, 5/23/14	400,000	438,892
6.150%, 9/1/16	300,000	312,248
6.750%, 9/15/17	300,000	337,581
Credit Acceptance Corp.
9.125%, 2/1/17	1,800,000	1,881,000
Discover Financial Services
10.250%, 7/15/19	100,000	119,250
Ford Motor Credit Co. LLC
7.500%, 8/1/12	900,000	921,375
HSBC Finance Corp.
0.686%, 4/24/12(l)	2,880,000	2,851,200
0.896%, 9/14/12(l)	3,450,000	3,398,250
4.750%, 7/15/13	300,000	305,139
0.653%, 1/15/14(l)	2,000,000	1,842,740
5.000%, 6/30/15	600,000	606,737
6.676%, 1/15/21	400,000	406,455
International Lease Finance Corp.
Term Loan
7.000%, 3/5/16	500,000	500,750
iPayment Holdings, Inc.
15.000%, 11/15/18 PIK§(b)	2,078,750	1,876,072
iPayment, Inc.
10.250%, 5/15/18§	300,000	282,000
SLM Corp.
5.000%, 10/1/13	400,000	402,000
6.250%, 1/25/16	400,000	383,000
8.450%, 6/15/18	300,000	305,250
8.000%, 3/25/20	500,000	493,750
Speedy Cash, Inc.
10.750%, 5/15/18§	1,350,000	1,356,750
Toyota Motor Credit Corp.
1.375%, 8/12/13	100,000	101,156
1.250%, 11/17/14	250,000	251,546
3.200%, 6/17/15	200,000	212,303
2.800%, 1/11/16	100,000	104,502
2.000%, 9/15/16	300,000	301,120
3.400%, 9/15/21	300,000	314,612
Volkswagen International Finance N.V.
4.000%, 8/12/20§	1,600,000	1,638,381

		29,870,161

Diversified Financial Services (4.9%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	250,000	264,169
AngloGold Ashanti Holdings plc
5.375%, 4/15/20	1,110,000	1,088,689
Aptalis Pharma, Inc.
12.750%, 3/1/16	1,800,000	1,899,000
Axcan Intermediate Holdings, Inc.
4.273%, 2/11/17(l)	1,163,250	1,134,169
Bank of America Corp.
7.375%, 5/15/14	500,000	521,375
4.500%, 4/1/15	1,500,000	1,442,050
6.500%, 8/1/16	1,000,000	1,002,383
5.625%, 10/14/16	800,000	764,709
5.650%, 5/1/18	750,000	711,855
5.625%, 7/1/20	1,000,000	936,042
5.000%, 5/13/21	500,000	458,020

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Block Financial LLC
7.875%, 1/15/13	$100,000	$103,769
Boeing Capital Corp.
3.250%, 10/27/14	150,000	159,469
2.125%, 8/15/16	100,000	102,202
BP Capital Markets plc
3.625%, 5/8/14	200,000	209,731
3.875%, 3/10/15	500,000	533,616
3.125%, 10/1/15	1,350,000	1,409,736
4.750%, 3/10/19	100,000	112,051
4.500%, 10/1/20	4,500,000	4,989,581
Caterpillar Financial Services Corp.
2.000%, 4/5/13	400,000	406,967
1.550%, 12/20/13	200,000	202,577
6.125%, 2/17/14	200,000	221,858
1.375%, 5/20/14	180,000	181,728
2.750%, 6/24/15	100,000	105,121
2.050%, 8/1/16	500,000	516,877
7.150%, 2/15/19	400,000	515,081
Citigroup, Inc.
5.500%, 4/11/13	3,400,000	3,447,134
2.453%, 8/13/13(l)	1,700,000	1,674,705
6.500%, 8/19/13	3,500,000	3,631,261
6.375%, 8/12/14	700,000	738,204
5.000%, 9/15/14	750,000	742,431
6.010%, 1/15/15	750,000	786,260
4.750%, 5/19/15	200,000	202,896
5.850%, 8/2/16	400,000	426,343
5.500%, 2/15/17	250,000	252,116
6.125%, 11/21/17	1,000,000	1,066,890
6.125%, 5/15/18	500,000	532,752
8.500%, 5/22/19	600,000	713,066
5.375%, 8/9/20	500,000	519,293
CME Group, Inc.
5.750%, 2/15/14	200,000	217,818
CNG Holdings, Inc.
12.250%, 2/15/15§	1,500,000	1,545,000
13.750%, 8/15/15§	1,000,000	1,032,500
Community Choice Financial, Inc.
10.750%, 5/1/19§	1,500,000	1,481,250
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	300,000	351,287
Credit Suisse FB USA, Inc.
5.125%, 8/15/15	300,000	310,453
Credit Suisse USA, Inc.
5.375%, 3/2/16	300,000	312,648
DanFin Funding Ltd.
1.103%, 7/16/13(l)§	2,000,000	2,006,040
Gazprom OAO Via White Nights Finance B.V.
10.500%, 3/25/14(m)	600,000	676,020
General Electric Capital Corp.
2.800%, 1/8/13	600,000	611,892
4.800%, 5/1/13	650,000	682,543
5.900%, 5/13/14	850,000	937,003
5.650%, 6/9/14	300,000	329,678
3.500%, 6/29/15	1,250,000	1,313,328
5.400%, 2/15/17	1,050,000	1,166,127
6.000%, 8/7/19	1,000,000	1,139,750
5.300%, 2/11/21	250,000	267,256
4.650%, 10/17/21	1,000,000	1,045,490

Hutchison Whampoa International Ltd.
7.625%, 4/9/19(m)	$600,000	$733,046
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, 1/15/18	1,500,000	1,545,000
John Deere Capital Corp.
1.875%, 6/17/13	800,000	815,299
2.800%, 9/18/17	500,000	525,693
3.900%, 7/12/21	100,000	108,771
3.150%, 10/15/21	200,000	205,223
JPMorgan Chase & Co.
5.750%, 1/2/13	500,000	519,750
4.750%, 5/1/13	400,000	417,489
4.650%, 6/1/14	1,000,000	1,056,358
5.125%, 9/15/14	500,000	526,870
3.700%, 1/20/15	1,000,000	1,034,096
4.750%, 3/1/15	1,000,000	1,065,366
3.450%, 3/1/16	500,000	507,007
3.150%, 7/5/16	2,050,000	2,055,356
6.000%, 1/15/18	1,000,000	1,118,382
6.300%, 4/23/19	700,000	798,410
4.400%, 7/22/20	1,300,000	1,328,257
4.250%, 10/15/20	250,000	252,599
MassMutual Global Funding II
0.688%, 12/6/13(l)§	2,000,000	1,991,817
NASDAQ OMX Group, Inc.
4.000%, 1/15/15	100,000	102,431
5.250%, 1/16/18	100,000	104,752
5.550%, 1/15/20	150,000	151,747
National Credit Union Administration Guaranteed Notes
Series A3
2.350%, 6/12/17	200,000	207,534
National Rural Utilities Cooperative Finance Corp.
1.900%, 11/1/15	3,125,000	3,144,842
3.050%, 3/1/16	500,000	519,530
5.450%, 2/1/18	250,000	290,512
NYSE Euronext
4.800%, 6/28/13	100,000	105,178
ORIX Corp.
4.710%, 4/27/15	400,000	415,108
Private Export Funding Corp.
4.550%, 5/15/15	150,000	168,490
4.950%, 11/15/15	100,000	115,160
SquareTwo Financial Corp.
11.625%, 4/1/17	1,300,000	1,254,500
SSIF Nevada LP
1.101%, 4/14/14(l)§	5,300,000	5,215,947
TECO Finance, Inc.
5.150%, 3/15/20	100,000	111,121
TNK-BP Finance S.A.
7.500%, 3/13/13(m)	600,000	625,471
Tops Holding/Tops Markets LLC
10.125%, 10/15/15	1,275,000	1,333,969
UBS Preferred Funding Trust V
6.243%, 5/29/49(l)	200,000	168,000
Unilever Capital Corp.
2.750%, 2/10/16	100,000	106,024
4.800%, 2/15/19	200,000	232,823
4.250%, 2/10/21	100,000	114,756
Waha Aerospace B.V.
3.925%, 7/28/20§	2,250,000	2,309,625

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

XTRA Finance Corp.
5.150%, 4/1/17	$100,000	$111,438

		83,666,006

Insurance (1.9%)
ACE INA Holdings, Inc.
2.600%, 11/23/15	200,000	203,353
5.800%, 3/15/18	100,000	116,504
5.900%, 6/15/19	100,000	118,513
Aegon N.V.
4.625%, 12/1/15	200,000	204,927
Aflac, Inc.
3.450%, 8/15/15	1,000,000	1,035,792
Allied World Assurance Co. Holdings Ltd./Bermuda
7.500%, 8/1/16	250,000	282,462
Allstate Corp.
7.500%, 6/15/13	100,000	109,187
6.200%, 5/16/14	150,000	165,963
7.450%, 5/16/19	100,000	122,179
American Financial Group, Inc./Ohio
9.875%, 6/15/19	200,000	251,849
American International Group, Inc.
3.750%, 11/30/13§	700,000	684,015
4.250%, 9/15/14	250,000	242,063
5.050%, 10/1/15	500,000	483,670
5.450%, 5/18/17	300,000	283,109
5.850%, 1/16/18	1,600,000	1,510,200
8.250%, 8/15/18	2,650,000	2,785,138
6.400%, 12/15/20	250,000	243,819
Aon Corp.
3.500%, 9/30/15	100,000	102,867
3.125%, 5/27/16	100,000	101,179
5.000%, 9/30/20	100,000	109,452
Axis Specialty Finance LLC
5.875%, 6/1/20	200,000	210,173
Berkshire Hathaway Finance Corp.
1.500%, 1/10/14	100,000	101,112
4.250%, 1/15/21	400,000	433,341
Berkshire Hathaway, Inc.
2.125%, 2/11/13	750,000	761,435
3.200%, 2/11/15	500,000	530,543
Chubb Corp.
5.750%, 5/15/18	100,000	117,952
6.375%, 3/29/67(l)	400,000	392,000
CNA Financial Corp.
7.350%, 11/15/19	30,000	33,338
5.875%, 8/15/20	200,000	204,039
CNO Financial Group, Inc.
5.581%, 9/30/16(l)	697,572	694,084
9.000%, 1/15/18§	1,625,000	1,710,313
Genworth Financial, Inc.
8.625%, 12/15/16	250,000	253,231
7.700%, 6/15/20	250,000	236,659
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	200,000	197,154
5.375%, 3/15/17	250,000	254,637
5.500%, 3/30/20	200,000	199,025
Jefferson-Pilot Corp.
4.750%, 1/30/14	200,000	212,727
Lincoln National Corp.
6.250%, 2/15/20	100,000	109,839
4.850%, 6/24/21	80,000	80,810

7.000%, 5/17/66(l)	$100,000	$89,500
6.050%, 4/20/67(l)	200,000	165,000
Markel Corp.
7.125%, 9/30/19	100,000	114,814
5.350%, 6/1/21	100,000	102,868
Marsh & McLennan Cos., Inc.
5.750%, 9/15/15	300,000	335,273
4.800%, 7/15/21	100,000	107,428
MetLife Institutional Funding II
0.974%, 3/27/12(l)§	3,100,000	3,096,851
MetLife, Inc.
2.375%, 2/6/14	500,000	504,946
6.750%, 6/1/16	250,000	287,438
7.717%, 2/15/19	300,000	371,090
Metropolitan Life Global Funding I
5.125%, 4/10/13§	200,000	208,689
Monumental Global Funding III
0.588%, 1/25/13(l)§	3,500,000	3,478,698
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	150,000	151,278
Pricoa Global Funding I
0.528%, 1/30/12(l)§	1,900,000	1,898,360
Principal Financial Group, Inc.
8.875%, 5/15/19	200,000	248,005
Protective Life Corp.
7.375%, 10/15/19	150,000	164,201
Prudential Financial, Inc.
4.500%, 7/15/13	500,000	517,693
5.100%, 9/20/14	200,000	213,497
6.200%, 1/15/15	100,000	110,527
4.750%, 6/13/15	150,000	159,956
6.000%, 12/1/17	250,000	280,597
7.375%, 6/15/19	385,000	452,590
Reinsurance Group of America, Inc.
6.450%, 11/15/19	100,000	113,245
5.000%, 6/1/21	60,000	62,166
Torchmark Corp.
9.250%, 6/15/19	100,000	123,177
Travelers Cos., Inc.
5.500%, 12/1/15	250,000	281,986
5.800%, 5/15/18	250,000	294,050
Unum Group
5.625%, 9/15/20	2,200,000	2,316,125
W.R. Berkley Corp.
5.375%, 9/15/20	100,000	101,741
Willis North America, Inc.
5.625%, 7/15/15	300,000	322,999
7.000%, 9/29/19	200,000	227,516

		32,790,957

Real Estate Investment Trusts (REITs) (0.5%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	100,000	111,383
BioMed Realty LP
6.125%, 4/15/20	100,000	104,970
Boston Properties LP
3.700%, 11/15/18	200,000	206,156
5.625%, 11/15/20	100,000	112,004
Boston Properties, Inc.
5.000%, 6/1/15	200,000	217,006
Brandywine Operating Partnership LP
4.950%, 4/15/18	100,000	98,951

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Camden Property Trust
4.625%, 6/15/21		$100,000	$101,939
CommonWealth REIT
6.650%, 1/15/18		100,000	108,786
Digital Realty Trust LP
4.500%, 7/15/15		100,000	102,166
Duke Realty LP
6.250%, 5/15/13		100,000	104,885
6.750%, 3/15/20		100,000	110,918
Entertainment Properties Trust
7.750%, 7/15/20		100,000	106,255
Equity One, Inc.
6.250%, 12/15/14		100,000	105,182
ERP Operating LP
5.125%, 3/15/16		400,000	433,602
4.750%, 7/15/20		200,000	208,226
HCP, Inc.
5.650%, 12/15/13		200,000	209,668
3.750%, 2/1/16		150,000	152,336
5.625%, 5/1/17		100,000	106,268
5.375%, 2/1/21		1,050,000	1,100,093
Health Care REIT, Inc.
6.200%, 6/1/16		100,000	107,098
4.700%, 9/15/17		200,000	199,275
6.125%, 4/15/20		100,000	105,196
Healthcare Realty Trust, Inc.
6.500%, 1/17/17		150,000	161,959
Hospitality Properties Trust
7.875%, 8/15/14		150,000	161,141
5.625%, 3/15/17		200,000	203,156
HRPT Properties Trust
5.750%, 11/1/15		200,000	210,920
Kilroy Realty LP
5.000%, 11/3/15		100,000	103,736
4.800%, 7/15/18		100,000	100,856
Kimco Realty Corp.
6.875%, 10/1/19		100,000	115,089
Liberty Property LP
4.750%, 10/1/20		150,000	151,897
Realty Income Corp.
5.750%, 1/15/21		200,000	217,266
Senior Housing Properties Trust
4.300%, 1/15/16		100,000	98,500
Simon Property Group LP
5.100%, 6/15/15		300,000	326,776
5.250%, 12/1/16		300,000	332,879
6.125%, 5/30/18		400,000	462,929
5.650%, 2/1/20		100,000	114,762
4.375%, 3/1/21		2,000,000	2,108,423
UDR, Inc.
4.250%, 6/1/18		150,000	153,405
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/15		100,000	98,686
Vornado Realty LP
4.250%, 4/1/15		100,000	103,397

			9,438,140

Real Estate Management & Development (0.2%)
ProLogis LP
7.625%, 8/15/14		100,000	109,660
6.250%, 3/15/17		100,000	109,288

4.000%, 1/15/18		$2,500,000	$2,391,608
6.625%, 5/15/18		200,000	218,688

			2,829,244

Thrifts & Mortgage Finance (1.0%)
Abbey National Treasury Services plc/London
2.875%, 4/25/14		100,000	93,424
4.000%, 4/27/16		300,000	269,366
Cie de Financement Foncier
1.625%, 7/23/12§		800,000	797,412
2.125%, 4/22/13§		3,200,000	3,140,667
Nykredit Realkredit A/S
4.000%, 1/1/12	DKK	25,000,000	4,352,898
Realkredit Danmark A/S
2.000%, 1/1/12		27,000,000	4,701,130
Santander Holdings USA, Inc.
4.625%, 4/19/16		$50,000	47,725
Stadshypotek AB
1.129%, 9/30/13(l)§		3,000,000	2,971,111

			16,373,733

Total Financials			330,440,638

Health Care (3.2%)
Biotechnology (0.3%)
Alkermes, Inc.
8.350%, 6/9/18		950,000	935,750
Amgen, Inc.
1.875%, 11/15/14		250,000	253,594
4.850%, 11/18/14		200,000	216,550
2.300%, 6/15/16		130,000	130,342
5.850%, 6/1/17		300,000	344,937
4.500%, 3/15/20		325,000	344,978
3.450%, 10/1/20		1,700,000	1,668,213
4.100%, 6/15/21		200,000	205,170
Genentech, Inc.
4.750%, 7/15/15		300,000	335,713

			4,435,247

Health Care Equipment & Supplies (0.3%)
Baxter International, Inc.
1.800%, 3/15/13		40,000	40,552
4.625%, 3/15/15		200,000	221,261
4.250%, 3/15/20		250,000	276,062
Becton Dickinson and Co.
5.000%, 5/15/19		300,000	349,638
Boston Scientific Corp.
4.500%, 1/15/15		250,000	262,500
6.400%, 6/15/16		250,000	277,500
6.000%, 1/15/20		100,000	111,250
C.R. Bard, Inc.
2.875%, 1/15/16		100,000	103,616
4.400%, 1/15/21		65,000	72,849
CareFusion Corp.
6.375%, 8/1/19		300,000	353,684
Covidien International Finance S.A.
1.875%, 6/15/13		100,000	101,108
2.800%, 6/15/15		250,000	259,453
6.000%, 10/15/17		100,000	119,346
DENTSPLY International, Inc.
2.750%, 8/15/16		55,000	55,505
4.125%, 8/15/21		100,000	103,393

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Medtronic, Inc.
4.500%, 3/15/14	$200,000	$215,693
4.450%, 3/15/20	250,000	282,432
Series B
4.750%, 9/15/15	200,000	224,686
St. Jude Medical, Inc.
3.750%, 7/15/14	200,000	212,047
4.875%, 7/15/19	200,000	228,280
Stryker Corp.
3.000%, 1/15/15	50,000	52,721
2.000%, 9/30/16	150,000	152,248
4.375%, 1/15/20	100,000	112,797
Zimmer Holdings, Inc.
1.400%, 11/30/14	100,000	99,747
3.375%, 11/30/21	100,000	100,697

		4,389,065

Health Care Providers & Services (1.4%)
Aetna, Inc.
6.500%, 9/15/18	200,000	242,084
3.950%, 9/1/20	200,000	209,376
AmerisourceBergen Corp.
4.875%, 11/15/19	250,000	279,470
Apria Healthcare Group, Inc.
11.250%, 11/1/14	1,050,000	1,084,125
Ardent Medical Services, Inc.
5.540%, 9/15/15(l)	1,396,467	1,380,757
Aristotle Holding, Inc.
3.500%, 11/15/16§	250,000	255,290
4.750%, 11/15/21§	250,000	259,095
Cardinal Health, Inc.
5.800%, 10/15/16	200,000	230,638
Cigna Corp.
5.125%, 6/15/20	130,000	139,924
4.375%, 12/15/20	200,000	203,751
Coventry Health Care, Inc.
5.450%, 6/15/21	120,000	131,100
Express Scripts, Inc.
6.250%, 6/15/14	300,000	328,319
3.125%, 5/15/16	250,000	251,664
Fresenius Medical Care US Finance, Inc.
6.875%, 7/15/17	1,000,000	1,068,750
HCA, Inc.
2.746%, 5/1/18	481,250	450,570
7.250%, 9/15/20	500,000	527,500
Health Management Associates, Inc.
7.375%, 1/15/20§	1,200,000	1,246,500
Howard Hughes Medical Institute
3.450%, 9/1/14	100,000	106,647
Humana, Inc.
7.200%, 6/15/18	250,000	293,626
INC Research LLC
7.000%, 7/13/18	1,695,750	1,653,356
Laboratory Corp. of America Holdings
4.625%, 11/15/20	200,000	211,661
McKesson Corp.
5.250%, 3/1/13	200,000	209,682
6.500%, 2/15/14	100,000	110,823
4.750%, 3/1/21	200,000	227,457
Medco Health Solutions, Inc.
2.750%, 9/15/15	250,000	251,321
7.125%, 3/15/18	200,000	232,525

MedImpact Holdings, Inc.
10.500%, 2/1/18§	$1,375,000	$1,168,750
Quest Diagnostics, Inc.
6.400%, 7/1/17	150,000	176,821
4.700%, 4/1/21	200,000	212,574
Radiation Therapy Services, Inc.
9.875%, 4/15/17	975,000	728,812
RegionalCare Hospital Partners
8.000%, 11/2/18	1,147,125	1,101,240
Res-Care, Inc.
10.750%, 1/15/19	2,200,000	2,274,250
Rotech Healthcare, Inc.
10.750%, 10/15/15	1,000,000	985,000
Skilled Healthcare Group, Inc.
11.000%, 1/15/14	1,295,000	1,301,475
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings
10.250%, 12/1/17	1,650,000	1,534,500
Tenet Healthcare Corp.
10.000%, 5/1/18	1,100,000	1,256,750
UnitedHealth Group, Inc.
4.875%, 2/15/13	250,000	260,767
5.375%, 3/15/16	200,000	229,598
6.000%, 2/15/18	250,000	297,637
4.700%, 2/15/21	100,000	112,811
WellPoint, Inc.
5.250%, 1/15/16	400,000	448,753
4.350%, 8/15/20	300,000	325,585

		24,001,334

Health Care Technology (0.1%)
Emdeon, Inc.
11.000%, 12/31/19§	2,125,000	2,223,281

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.
2.500%, 7/15/13	250,000	253,246
5.000%, 7/15/20	100,000	111,412
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.
9.500%, 12/1/19§	1,150,000	1,194,563
Life Technologies Corp.
3.500%, 1/15/16	100,000	101,125
6.000%, 3/1/20	200,000	221,250
Thermo Fisher Scientific, Inc.
2.050%, 2/21/14	200,000	205,696
3.200%, 3/1/16	500,000	529,190
4.700%, 5/1/20	100,000	112,655

		2,729,137

Pharmaceuticals (0.9%)
Abbott Laboratories, Inc.
2.700%, 5/27/15	250,000	261,724
5.875%, 5/15/16	200,000	235,968
5.600%, 11/30/17	400,000	477,775
4.125%, 5/27/20	250,000	276,855
Angiotech Pharmaceuticals, Inc.
5.000%, 12/1/13(l)	1,500,000	1,278,750
AstraZeneca plc
5.900%, 9/15/17	250,000	301,459
Bristol-Myers Squibb Co.
5.250%, 8/15/13	100,000	107,511
5.450%, 5/1/18	200,000	238,043

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Elan Finance plc/Elan Finance Corp.
8.750%, 10/15/16	$1,600,000	$1,704,000
Eli Lilly and Co.
4.200%, 3/6/14	200,000	214,214
5.200%, 3/15/17	100,000	115,966
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	200,000	211,503
4.375%, 4/15/14	200,000	216,145
5.650%, 5/15/18	500,000	603,179
Hospira, Inc.
6.400%, 5/15/15	200,000	219,147
Johnson & Johnson
1.200%, 5/15/14	350,000	355,051
5.550%, 8/15/17	100,000	120,713
5.150%, 7/15/18	200,000	241,192
3.550%, 5/15/21	100,000	111,436
Lantheus Medical Imaging, Inc.
9.750%, 5/15/17	2,175,000	1,723,687
Merck & Co., Inc.
5.300%, 12/1/13	800,000	871,777
6.000%, 9/15/17	100,000	122,642
5.000%, 6/30/19	200,000	236,141
Novartis Capital Corp.
1.900%, 4/24/13	300,000	304,985
4.125%, 2/10/14	250,000	266,790
2.900%, 4/24/15	300,000	317,476
4.400%, 4/24/20	200,000	227,022
Novartis Securities Investment Ltd.
5.125%, 2/10/19	500,000	580,000
Pfizer, Inc.
4.500%, 2/15/14	200,000	215,169
5.350%, 3/15/15	750,000	848,745
6.200%, 3/15/19	750,000	927,033
Sanofi S.A.
1.625%, 3/28/14	150,000	152,399
1.200%, 9/30/14	150,000	151,048
2.625%, 3/29/16	300,000	312,818
4.000%, 3/29/21	250,000	278,083
Teva Pharmaceutical Finance Co. LLC
5.550%, 2/1/16	200,000	226,000
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC
3.000%, 6/15/15	350,000	364,852
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	250,000	253,750
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	165,000	176,828
6.125%, 8/15/19	100,000	117,681
Wyeth
5.500%, 3/15/13	200,000	211,452

		16,177,009

Total Health Care		53,955,073

Industrials (3.5%)
Aerospace & Defense (0.3%)
Boeing Co.
5.000%, 3/15/14	250,000	272,889
3.500%, 2/15/15	100,000	107,616
6.000%, 3/15/19	350,000	428,045
4.875%, 2/15/20	55,000	64,351

Embraer Overseas Ltd.
6.375%, 1/15/20	$300,000	$320,150
General Dynamics Corp.
4.250%, 5/15/13	200,000	209,819
5.250%, 2/1/14	300,000	327,249
Goodrich Corp.
6.125%, 3/1/19	150,000	181,669
3.600%, 2/1/21	200,000	209,923
Honeywell International, Inc.
4.250%, 3/1/13	200,000	208,452
5.300%, 3/1/18	350,000	413,123
4.250%, 3/1/21	100,000	113,173
L-3 Communications Corp.
3.950%, 11/15/16	100,000	101,602
5.200%, 10/15/19	200,000	203,543
4.950%, 2/15/21	100,000	99,258
Lockheed Martin Corp.
4.250%, 11/15/19	350,000	373,966
Northrop Grumman Corp.
3.700%, 8/1/14	250,000	263,539
5.050%, 8/1/19	50,000	56,157
Raytheon Co.
4.400%, 2/15/20	400,000	440,294
Rockwell Collins, Inc.
5.250%, 7/15/19	100,000	116,732
Textron, Inc.
4.625%, 9/21/16	100,000	102,395
5.600%, 12/1/17	100,000	105,414
5.950%, 9/21/21	100,000	102,913
United Technologies Corp.
4.875%, 5/1/15	250,000	280,652
6.125%, 2/1/19	250,000	306,430
4.500%, 4/15/20	250,000	280,385

		5,689,739

Air Freight & Logistics (0.1%)
FedEx Corp.
7.375%, 1/15/14	100,000	111,382
United Parcel Service, Inc.
4.500%, 1/15/13	200,000	208,197
3.875%, 4/1/14	250,000	267,421
5.125%, 4/1/19	300,000	357,490
3.125%, 1/15/21	250,000	264,802

		1,209,292

Airlines (0.5%)
American Airlines, Inc.
Series A
8.625%, 10/15/21	400,000	415,500
Series B
7.000%, 1/31/18§	1,192,078	1,065,420
Continental Airlines, Inc.
9.000%, 7/8/16	128,601	140,979
4.750%, 1/12/21	2,600,000	2,652,000
Delta Air Lines, Inc.
4.950%, 5/23/19	381,287	388,436
Series 1A
6.200%, 7/2/18	186,767	198,206
UAL Pass Through Trust, Class 2009-2A
9.750%, 1/15/17	1,156,145	1,273,204

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

US Airways Group, Inc.
3.071%, 3/23/14(l)		$1,972,222	$1,694,139

			7,827,884

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16		350,000	375,116
5.750%, 1/15/21		250,000	256,688
Euramax International, Inc.
9.500%, 4/1/16§		2,025,000	1,569,375
Owens Corning, Inc.
9.000%, 6/15/19		250,000	297,812

			2,498,991

Commercial Services & Supplies (0.7%)
Allied Waste North America, Inc.
6.875%, 6/1/17		100,000	105,529
Altegrity, Inc.
10.500%, 11/1/15§		650,000	591,500
12.000%, 11/1/15§†		1,100,000	1,073,600
American Reprographics Co.
10.500%, 12/15/16		1,800,000	1,602,000
Avery Dennison Corp.
5.375%, 4/15/20		50,000	51,283
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16		100,000	112,512
4.750%, 5/1/19		100,000	117,188
Cornell University
5.450%, 2/1/19		200,000	238,426
Dartmouth College
4.750%, 6/1/19		50,000	58,216
Neff Rental LLC/Neff Finance Corp.
9.625%, 5/15/16§		2,125,000	1,880,625
Pitney Bowes, Inc.
3.875%, 6/15/13		250,000	258,125
5.750%, 9/15/17		200,000	215,000
6.250%, 3/15/19		100,000	106,500
Republic Services, Inc.
3.800%, 5/15/18		125,000	129,821
5.500%, 9/15/19		250,000	286,692
Sheridan Group, Inc.
12.500%, 4/15/14		1,045,571	941,014
Waste Management, Inc.
6.100%, 3/15/18		100,000	117,884
7.375%, 3/11/19		150,000	188,896
4.750%, 6/30/20		100,000	110,097
WP Rocket Merger Sub, Inc.
10.125%, 7/15/19§		925,000	871,812
Yale University
2.900%, 10/15/14		250,000	263,963
Zinc Capital S.A.
8.875%, 5/15/18§	EUR	2,100,000	2,106,392

			11,427,075

Construction & Engineering (0.1%)
Abengoa Finance S.A.U.
8.875%, 11/1/17§		$1,475,000	1,475,000

Electrical Equipment (0.1%)
Emerson Electric Co.
5.625%, 11/15/13		250,000	271,696
5.250%, 10/15/18		100,000	118,591

4.875%, 10/15/19		$200,000	$233,631
Metals USA, Inc.
11.125%, 12/1/15		825,000	856,969
Roper Industries, Inc.
6.625%, 8/15/13		100,000	108,311

			1,589,198

Industrial Conglomerates (0.8%)
3M Co.
4.375%, 8/15/13		250,000	266,055
Cooper U.S., Inc.
2.375%, 1/15/16		200,000	203,765
3.875%, 12/15/20		100,000	106,641
Danaher Corp.
1.300%, 6/23/14		60,000	60,715
5.625%, 1/15/18		200,000	238,754
3.900%, 6/23/21		100,000	109,598
GE Capital Trust I
6.375%, 11/15/67(l)		500,000	490,000
General Electric Co.
5.000%, 2/1/13		800,000	835,806
5.250%, 12/6/17		550,000	629,090
Harland Clarke Holdings Corp.
3.081%, 6/30/14(l)		470,078	397,509
6.000%, 5/15/15(l)		1,565,000	1,036,813
9.500%, 5/15/15		1,250,000	906,250
Ingersoll-Rand Global Holding Co., Ltd.
6.000%, 8/15/13		250,000	267,454
6.875%, 8/15/18		100,000	121,783
Koninklijke Philips Electronics N.V.
5.750%, 3/11/18		200,000	230,048
Mark IV USA/Euro Lux S.C.A.
8.875%, 12/15/17§	EUR	1,500,000	1,960,789
Tyco Electronics Group S.A.
6.000%, 10/1/12		$1,768,000	1,828,962
6.550%, 10/1/17		100,000	116,856
4.875%, 1/15/21		200,000	209,719
Tyco International Finance S.A.
6.000%, 11/15/13		100,000	108,108
4.125%, 10/15/14		200,000	212,523
3.750%, 1/15/18		2,500,000	2,645,648
8.500%, 1/15/19		250,000	322,373
Tyco International Ltd./Tyco International Finance S.A.
6.875%, 1/15/21		100,000	124,763

			13,430,022

Machinery (0.4%)
Caterpillar, Inc.
1.375%, 5/27/14		100,000	100,887
3.900%, 5/27/21		100,000	109,880
Dematic S.A.
8.750%, 5/1/16§		1,300,000	1,287,000
Dover Corp.
5.450%, 3/15/18		150,000	177,924
Eaton Corp.
4.900%, 5/15/13		200,000	210,597
FGI Holding Co., Inc.
11.250%, 10/1/15 PIK		1,743,521	1,730,445
Harsco Corp.
2.700%, 10/15/15		100,000	102,580
Illinois Tool Works, Inc.
5.150%, 4/1/14		200,000	219,340

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.250%, 4/1/19	$200,000	$248,450
PACCAR, Inc. 6.875%, 2/15/14	100,000	112,358
Pall Corp. 5.000%, 6/15/20	100,000	111,100
Pentair, Inc. 5.000%, 5/15/21	100,000	105,170
Severstal Columbus LLC 10.250%, 2/15/18	1,500,000	1,567,500
Xylem, Inc. 3.550%, 9/20/16§	250,000	257,236

		6,340,467

Marine (0.1%)
Hapag-Lloyd AG 9.750%, 10/15/17§	1,000,000	735,000
Horizon Lines, Inc.
Class A, 6.000%, 4/15/17†	1,294,909	1,003,555
Class B, 6.000%, 4/15/17†	719,394	212,221
Marquette Transportation Co./Marquette Transportation Finance Corp.
10.875%, 1/15/17	750,000	755,625

		2,706,401

Professional Services (0.0%)
Dun & Bradstreet Corp. 2.875%, 11/15/15	55,000	56,187
Equifax, Inc. 4.450%, 12/1/14	100,000	105,604
Verisk Analytics, Inc. 5.800%, 5/1/21	100,000	106,250

		268,041

Road & Rail (0.2%)
Burlington Northern Santa Fe Corp.
7.000%, 2/1/14	500,000	558,905
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	200,000	223,640
Canadian National Railway Co.
5.550%, 3/1/19	350,000	417,947
Canadian Pacific Railway Co.
7.250%, 5/15/19	45,000	52,919
CSX Corp.
7.900%, 5/1/17	250,000	309,881
6.250%, 3/15/18	100,000	119,458
7.375%, 2/1/19	200,000	249,997
Norfolk Southern Corp.
7.700%, 5/15/17	200,000	254,318
5.750%, 4/1/18	100,000	118,105
5.900%, 6/15/19	65,000	78,834
Ryder System, Inc.
7.200%, 9/1/15	100,000	116,365
3.600%, 3/1/16	100,000	104,662
Sunstate Equipment Co. LLC
12.000%, 6/15/16 PIK§	1,250,000	1,162,500
Union Pacific Corp.
5.700%, 8/15/18	200,000	237,251
6.125%, 2/15/20	100,000	122,656
4.000%, 2/1/21	100,000	106,889

		4,234,327

Trading Companies & Distributors (0.1%)
GATX Corp.
3.500%, 7/15/16	$150,000	$150,702
4.850%, 6/1/21	100,000	104,290
Noble Group Ltd.
6.750%, 1/29/20§	1,000,000	861,613

		1,116,605

Total Industrials		59,813,042

Information Technology (1.3%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	800,000	928,771
4.950%, 2/15/19	600,000	695,579
Harris Corp.
6.375%, 6/15/19	100,000	115,800
Motorola Solutions, Inc.
6.000%, 11/15/17	100,000	112,790
Nokia Oyj
5.375%, 5/15/19	250,000	248,395

		2,101,335

Computers & Peripherals (0.2%)
Dell, Inc.
1.400%, 9/10/13	250,000	251,244
2.300%, 9/10/15	400,000	409,570
5.875%, 6/15/19	50,000	58,104
Hewlett-Packard Co.
4.750%, 6/2/14	400,000	422,428
2.350%, 3/15/15	300,000	298,206
2.200%, 12/1/15	150,000	147,276
3.000%, 9/15/16	300,000	301,677
5.500%, 3/1/18	200,000	222,923
3.750%, 12/1/20	250,000	247,205
4.375%, 9/15/21	300,000	309,344

		2,667,977

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
4.750%, 11/15/14	50,000	53,357
Arrow Electronics, Inc.
3.375%, 11/1/15	150,000	151,943
6.000%, 4/1/20	100,000	104,875
Avnet, Inc.
6.000%, 9/1/15	100,000	107,364
5.875%, 6/15/20	100,000	109,950
Corning, Inc.
6.625%, 5/15/19	20,000	24,145
4.250%, 8/15/20	65,000	69,233
Kemet Corp.
10.500%, 5/1/18	1,445,000	1,528,087

		2,148,954

Internet Software & Services (0.1%)
Earthlink, Inc.
8.875%, 5/15/19	750,000	682,500
eBay, Inc.
0.875%, 10/15/13	100,000	100,541
1.625%, 10/15/15	100,000	100,834
3.250%, 10/15/20	100,000	99,453

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

Google, Inc.
1.250%, 5/19/14		$100,000	$101,327
2.125%, 5/19/16		250,000	259,684
3.625%, 5/19/21		100,000	109,768
Interactive Network, Inc./FriendFinder Networks, Inc.
14.000%, 9/30/13§(b)		1,010,841	919,865

			2,373,972

IT Services (0.4%)
Compucom Systems, Inc.
12.500%, 10/1/15§		1,475,000	1,504,500
Computer Sciences Corp.
6.500%, 3/15/18		310,000	308,021
Fiserv, Inc.
3.125%, 10/1/15		200,000	204,085
6.800%, 11/20/17		100,000	118,216
4.625%, 10/1/20		100,000	103,892
HP Enterprise Services LLC
6.000%, 8/1/13		450,000	476,873
International Business Machines Corp.
2.100%, 5/6/13		300,000	306,416
1.000%, 8/5/13		500,000	503,629
1.250%, 5/12/14		200,000	202,081
5.700%, 9/14/17		1,000,000	1,209,651
7.625%, 10/15/18		200,000	269,883
SAIC, Inc.
4.450%, 12/1/20		250,000	267,598
SRA International, Inc.
6.500%, 7/13/18		1,834,857	1,715,591
Western Union Co.
5.930%, 10/1/16		250,000	281,279

			7,471,715

Office Electronics (0.1%)
Xerox Corp.
8.250%, 5/15/14		450,000	508,625
4.250%, 2/15/15		100,000	104,153
6.350%, 5/15/18		250,000	282,432
5.625%, 12/15/19		100,000	109,228
4.500%, 5/15/21		95,000	96,761

			1,101,199

Semiconductors & Semiconductor Equipment (0.1%)
Analog Devices, Inc.
5.000%, 7/1/14		150,000	163,701
3.000%, 4/15/16		100,000	105,394
Intel Corp.
1.950%, 10/1/16		300,000	307,102
3.300%, 10/1/21		254,000	264,188
KLA-Tencor Corp.
6.900%, 5/1/18		43,000	49,715
Maxim Integrated Products, Inc.
3.450%, 6/14/13		100,000	102,917
National Semiconductor Corp.
3.950%, 4/15/15		100,000	109,002
Texas Instruments, Inc.
0.875%, 5/15/13		100,000	100,396
1.375%, 5/15/14		100,000	101,263
2.375%, 5/16/16		250,000	260,342

			1,564,020

Software (0.2%)
Adobe Systems, Inc.
3.250%, 2/1/15		$150,000	$156,584
4.750%, 2/1/20		85,000	91,455
CA, Inc.
6.125%, 12/1/14		200,000	219,475
5.375%, 12/1/19		100,000	109,153
Microsoft Corp.
2.950%, 6/1/14		650,000	687,046
4.200%, 6/1/19		500,000	568,001
Oracle Corp.
5.250%, 1/15/16		650,000	751,601
5.750%, 4/15/18		750,000	909,823

			3,493,138

Total Information Technology			22,922,310

Materials (2.9%)
Chemicals (1.1%)
Air Products and Chemicals, Inc.
2.000%, 8/2/16		55,000	56,243
4.375%, 8/21/19		100,000	112,046
Airgas, Inc.
3.250%, 10/1/15		100,000	103,066
Cabot Corp.
5.000%, 10/1/16		100,000	106,684
Dow Chemical Co.
7.600%, 5/15/14		300,000	339,005
2.500%, 2/15/16		100,000	100,594
8.550%, 5/15/19		250,000	325,015
4.250%, 11/15/20		250,000	260,646
4.125%, 11/15/21		250,000	258,454
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13		200,000	213,240
3.250%, 1/15/15		350,000	372,723
1.950%, 1/15/16		100,000	102,792
5.250%, 12/15/16		100,000	116,603
6.000%, 7/15/18		250,000	306,579
4.625%, 1/15/20		40,000	45,964
3.625%, 1/15/21		400,000	437,115
Eastman Chemical Co.
5.500%, 11/15/19		100,000	113,109
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, 2/1/18		1,300,000	1,218,750
Kinove German Bondco GmbH
9.625%, 6/15/18§		1,650,000	1,567,500
Momentive Performance Materials, Inc.
12.500%, 6/15/14		625,000	662,500
9.500%, 1/15/21	EUR	1,225,000	1,157,383
Monsanto Co.
2.750%, 4/15/16		$100,000	105,001
5.125%, 4/15/18		100,000	117,638
Oxea Finance/Cy S.C.A.
9.500%, 7/15/17§		354,000	354,000
9.625%, 7/15/17§	EUR	712,500	917,542
Phibro Animal Health Corp.
9.250%, 7/1/18§		$2,125,000	1,843,437
Potash Corp. of Saskatchewan, Inc.
5.250%, 5/15/14		3,100,000	3,387,995
3.750%, 9/30/15		100,000	107,700

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

6.500%, 5/15/19	$200,000	$247,829
PPG Industries, Inc.
1.900%, 1/15/16	150,000	149,495
6.650%, 3/15/18	150,000	181,533
3.600%, 11/15/20	100,000	104,859
Praxair, Inc.
2.125%, 6/14/13	150,000	152,891
4.625%, 3/30/15	200,000	221,737
4.500%, 8/15/19	250,000	285,465
3.000%, 9/1/21	250,000	255,864
Reichhold Industries, Inc.
9.000%, 8/15/14§	1,345,000	712,850
Rohm & Haas Co.
5.600%, 3/15/13	500,000	521,825
RPM International, Inc.
6.125%, 10/15/19	100,000	108,908
Sherwin-Williams Co.
3.125%, 12/15/14	100,000	105,819
Valspar Corp.
7.250%, 6/15/19	100,000	121,014

		17,979,413

Containers & Packaging (0.1%)
Bemis Co., Inc.
5.650%, 8/1/14	30,000	32,778
6.800%, 8/1/19	150,000	178,583
Berry Plastics Corp.
9.750%, 1/15/21	1,400,000	1,400,000
Packaging Corp. of America
5.750%, 8/1/13	150,000	157,875

		1,769,236

Metals & Mining (1.7%)
Alcoa, Inc.
6.000%, 7/15/13	100,000	106,005
6.750%, 7/15/18	300,000	332,049
6.150%, 8/15/20	300,000	314,905
5.400%, 4/15/21	100,000	100,558
Allegheny Technologies, Inc.
9.375%, 6/1/19	100,000	126,686
5.950%, 1/15/21	50,000	53,710
Aperam
7.750%, 4/1/18§	700,000	588,000
ArcelorMittal S.A.
5.375%, 6/1/13	200,000	204,618
9.000%, 2/15/15	125,000	140,338
3.750%, 3/1/16	500,000	474,312
6.125%, 6/1/18	200,000	196,951
9.850%, 6/1/19	150,000	165,950
5.250%, 8/5/20	100,000	90,391
5.500%, 3/1/21	350,000	323,328
Barrick Gold Corp.
1.750%, 5/30/14	120,000	120,850
2.900%, 5/30/16	200,000	206,374
6.950%, 4/1/19	250,000	306,906
Barrick Gold Finance Co.
4.875%, 11/15/14	2,315,000	2,528,443
Barrick North America Finance LLC
4.400%, 5/30/21	200,000	216,782
BHP Billiton Finance USA Ltd.
5.125%, 3/29/12	1,500,000	1,516,227
4.800%, 4/15/13	200,000	210,443

5.500%, 4/1/14	$500,000	$551,050
7.250%, 3/1/16	1,375,000	1,650,023
6.500%, 4/1/19	500,000	623,706
Cliffs Natural Resources, Inc.
4.800%, 10/1/20	55,000	55,497
CSN Islands XI Corp.
6.875%, 9/21/19§	800,000	843,652
CSN Resources S.A.
6.500%, 7/21/20§	900,000	940,131
Essar Steel Algoma, Inc.
9.375%, 3/15/15§	725,000	703,250
FMG Resources Pty Ltd.
8.250%, 11/1/19§	1,200,000	1,209,000
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	550,000	581,625
Gerdau Trade, Inc.
5.750%, 1/30/21§	1,200,000	1,182,824
Novelis, Inc.
8.750%, 12/15/20	1,250,000	1,329,687
Nucor Corp.
5.750%, 12/1/17	200,000	236,557
5.850%, 6/1/18	100,000	119,389
Rio Tinto Alcan, Inc.
5.000%, 6/1/15	400,000	434,000
Rio Tinto Finance USA Ltd.
8.950%, 5/1/14	200,000	234,130
1.875%, 11/2/15	200,000	200,822
9.000%, 5/1/19	600,000	820,248
4.125%, 5/20/21	250,000	268,976
Ryerson Holding Corp.
(Zero Coupon), 2/1/15	3,150,000	1,401,750
Ryerson, Inc.
7.804%, 11/1/14(l)	1,550,000	1,426,000
Southern Copper Corp.
5.375%, 4/16/20	135,000	139,140
Steel Dynamics, Inc.
7.375%, 11/1/12	3,800,000	3,971,000
Teck Resources Ltd.
10.750%, 5/15/19	400,000	488,000
4.500%, 1/15/21	100,000	105,250
Vale Overseas Ltd.
6.250%, 1/11/16	300,000	335,062
4.625%, 9/15/20	500,000	518,260

		28,692,855

Paper & Forest Products (0.0%)
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	200,000	206,279
International Paper Co.
5.300%, 4/1/15	100,000	108,210
9.375%, 5/15/19	500,000	652,283

		966,772

Total Materials		49,408,276

Telecommunication Services (2.3%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.
4.950%, 1/15/13	500,000	520,686
6.700%, 11/15/13	100,000	110,347
5.100%, 9/15/14	200,000	220,167
2.500%, 8/15/15	500,000	515,964

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

2.950%, 5/15/16	$300,000	$314,052
5.625%, 6/15/16	200,000	231,612
2.400%, 8/15/16	120,000	122,336
5.500%, 2/1/18	450,000	522,161
4.450%, 5/15/21	500,000	541,695
3.875%, 8/15/21	80,000	84,417
BellSouth Corp.
5.200%, 9/15/14	400,000	439,486
British Telecommunications plc
5.950%, 1/15/18	300,000	331,192
CenturyLink, Inc.
6.450%, 6/15/21	200,000	199,266
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	200,000	210,200
4.875%, 7/8/14	150,000	159,447
6.750%, 8/20/18	250,000	297,390
6.000%, 7/8/19	100,000	114,970
Embarq Corp.
7.082%, 6/1/16	600,000	649,335
France Telecom S.A.
4.375%, 7/8/14	2,200,000	2,314,608
2.125%, 9/16/15	500,000	493,979
2.750%, 9/14/16	250,000	249,761
5.375%, 7/8/19	300,000	334,457
Integra Telecom Holdings, Inc.
10.750%, 4/15/16§	1,650,000	1,348,875
ITC Deltacom, Inc.
10.500%, 4/1/16	1,000,000	1,020,000
Level 3 Financing, Inc.
8.125%, 7/1/19§	1,100,000	1,089,000
PAETEC Holding Corp.
9.875%, 12/1/18	1,200,000	1,308,000
Qwest Corp.
8.375%, 5/1/16	600,000	681,000
Telecom Italia Capital S.A.
5.250%, 11/15/13	200,000	192,972
6.175%, 6/18/14	400,000	384,787
5.250%, 10/1/15	400,000	370,248
7.175%, 6/18/19	200,000	186,002
Telefonica Emisiones S.A.U.
2.582%, 4/26/13	400,000	390,794
4.949%, 1/15/15	100,000	99,523
3.729%, 4/27/15	100,000	95,609
3.992%, 2/16/16	140,000	134,113
6.421%, 6/20/16	300,000	311,655
5.877%, 7/15/19	145,000	143,770
5.462%, 2/16/21	400,000	381,312
Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	100,000	110,118
Verizon Communications, Inc.
4.350%, 2/15/13	500,000	519,771
5.550%, 2/15/16	1,050,000	1,209,728
5.500%, 2/15/18	600,000	699,353
8.750%, 11/1/18	3,900,000	5,279,135
6.350%, 4/1/19	500,000	611,821
4.600%, 4/1/21	300,000	337,209
Virgin Media Secured Finance plc
5.250%, 1/15/21	300,000	317,214
Wind Acquisition Finance S.A.
7.250%, 2/15/18§	1,000,000	905,000

		27,104,537

Wireless Telecommunication Services (0.7%)
America Movil S.A.B. de C.V.
3.625%, 3/30/15	$300,000	$314,891
2.375%, 9/8/16	300,000	299,848
5.000%, 3/30/20	1,200,000	1,335,206
American Tower Corp.
4.625%, 4/1/15	125,000	129,922
4.500%, 1/15/18	250,000	254,196
5.050%, 9/1/20	200,000	200,656
Cellco Partnership/Verizon Wireless Capital LLC
5.550%, 2/1/14	750,000	815,594
8.500%, 11/15/18	400,000	540,385
EH Holding Corp.
7.625%, 6/15/21§	667,000	695,347
Intelsat Jackson Holdings S.A.
9.500%, 6/15/16	1,225,000	1,278,594
Rogers Communications, Inc.
7.500%, 3/15/15	200,000	234,191
6.800%, 8/15/18	250,000	303,513
Vodafone Group plc
5.000%, 12/16/13	200,000	213,706
4.150%, 6/10/14	3,500,000	3,714,934
2.875%, 3/16/16	200,000	207,340
5.625%, 2/27/17	200,000	233,118
5.450%, 6/10/19	300,000	350,921
Term Loan
6.875%, 8/17/15	1,070,326	1,064,975

		12,187,337

Total Telecommunication Services		39,291,874

Utilities (2.4%)
Electric Utilities (1.5%)
Ameren Illinois Co.
6.250%, 4/1/18	250,000	290,316
Arizona Public Service Co.
5.800%, 6/30/14	200,000	220,288
Baltimore Gas & Electric Co.
6.125%, 7/1/13	300,000	321,684
Carolina Power & Light Co.
5.300%, 1/15/19	400,000	468,906
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	100,000	112,610
Columbus Southern Power Co.
6.050%, 5/1/18	400,000	480,739
Commonwealth Edison Co.
1.625%, 1/15/14	100,000	100,539
4.000%, 8/1/20	160,000	172,365
Connecticut Light & Power Co.
5.650%, 5/1/18	100,000	117,293
Consolidated Edison Co. of New York, Inc.
6.650%, 4/1/19	100,000	127,081
4.450%, 6/15/20	100,000	113,847
Series 04-A
4.700%, 2/1/14	2,900,000	3,118,139
Series 08-A
5.850%, 4/1/18	300,000	362,745
Consumers Energy Co.
6.700%, 9/15/19	350,000	443,995

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Duke Energy Carolinas LLC
7.000%, 11/15/18	$100,000	$127,464
4.300%, 6/15/20	250,000	282,805
Duke Energy Corp.
5.650%, 6/15/13	250,000	265,033
3.350%, 4/1/15	300,000	317,771
5.050%, 9/15/19	150,000	169,969
Entergy Arkansas, Inc.
3.750%, 2/15/21	2,500,000	2,571,581
Entergy Corp.
5.125%, 9/15/20	700,000	704,983
Entergy Texas, Inc.
7.125%, 2/1/19	100,000	123,210
Exelon Corp.
4.900%, 6/15/15	200,000	215,625
Exelon Generation Co. LLC
5.350%, 1/15/14	100,000	106,715
6.200%, 10/1/17	100,000	116,116
FirstEnergy Solutions Corp.
4.800%, 2/15/15	250,000	269,525
Florida Power Corp.
4.550%, 4/1/20	25,000	28,492
Georgia Power Co.
1.300%, 9/15/13	550,000	553,783
4.250%, 12/1/19	80,000	89,282
Hydro Quebec
8.000%, 2/1/13	200,000	215,670
2.000%, 6/30/16	350,000	355,896
Indiana Michigan Power Co.
7.000%, 3/15/19	100,000	126,722
Jersey Central Power & Light Co.
7.350%, 2/1/19	500,000	641,255
Kansas City Power & Light Co.
5.850%, 6/15/17	400,000	460,825
6.375%, 3/1/18	100,000	121,710
Korea Electric Power Corp.
3.000%, 10/5/15§	2,000,000	2,000,428
LG&E and KU Energy LLC
2.125%, 11/15/15	400,000	393,897
3.750%, 11/15/20	250,000	252,401
MidAmerican Energy Co.
4.650%, 10/1/14	400,000	436,099
MidAmerican Energy Holdings Co.
5.750%, 4/1/18	150,000	173,132
Nevada Power Co.
6.500%, 8/1/18	200,000	242,623
NextEra Energy Capital Holdings, Inc.
2.550%, 11/15/13	100,000	103,124
7.875%, 12/15/15	250,000	296,884
6.000%, 3/1/19	200,000	233,161
Northern States Power Co.
1.950%, 8/15/15	100,000	101,797
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	400,000	487,686
Pacific Gas & Electric Co.
6.250%, 12/1/13	250,000	274,166
8.250%, 10/15/18	150,000	198,810
3.500%, 10/1/20	250,000	262,797
Peco Energy Co.
5.000%, 10/1/14	400,000	443,605
5.350%, 3/1/18	200,000	238,798

PPL Energy Supply LLC
6.500%, 5/1/18	$100,000	$113,408
Progress Energy, Inc.
5.625%, 1/15/16	100,000	114,886
7.050%, 3/15/19	250,000	316,681
PSEG Power LLC
2.500%, 4/15/13	75,000	76,262
5.125%, 4/15/20	200,000	226,366
Public Service Co. of Colorado
5.125%, 6/1/19	85,000	100,632
3.200%, 11/15/20	150,000	155,850
Public Service Co. of Oklahoma
5.150%, 12/1/19	30,000	33,977
4.400%, 2/1/21	200,000	215,466
Public Service Electric & Gas Co.
5.375%, 9/1/13	200,000	214,887
3.500%, 8/15/20	100,000	106,308
Sierra Pacific Power Co.
Series M
6.000%, 5/15/16	100,000	116,914
Southern California Edison Co.
5.750%, 3/15/14	400,000	440,462
Southern Co.
4.150%, 5/15/14	145,000	154,896
2.375%, 9/15/15	100,000	102,343
1.950%, 9/1/16	110,000	109,201
Southwestern Electric Power Co.
Series E
5.550%, 1/15/17	120,000	138,330
Tampa Electric Co.
6.100%, 5/15/18	100,000	120,979
TransAlta Corp.
4.750%, 1/15/15	400,000	432,102
Union Electric Co.
6.700%, 2/1/19	200,000	246,137
Virginia Electric & Power Co.
Series A
4.750%, 3/1/13	100,000	104,611
5.400%, 1/15/16	100,000	115,066
Series B
5.000%, 6/30/19	165,000	192,352
Wisconsin Electric Power Co.
4.250%, 12/15/19	150,000	168,197
2.950%, 9/15/21	250,000	253,657
Wisconsin Power & Light Co.
5.000%, 7/15/19	50,000	58,267

		24,882,624

Gas Utilities (0.6%)
AGL Capital Corp.
3.500%, 9/15/21	250,000	251,519
Atmos Energy Corp.
8.500%, 3/15/19	200,000	263,659
Boardwalk Pipelines LP
5.750%, 9/15/19	200,000	220,578
CenterPoint Energy Resources Corp.
7.875%, 4/1/13	200,000	215,749
4.500%, 1/15/21	200,000	212,481
Copano Energy LLC/Copano Energy Finance Corp.
7.750%, 6/1/18	1,250,000	1,287,500
NGPL PipeCo LLC
6.514%, 12/15/12§	2,800,000	2,723,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

7.119%, 12/15/17§	$1,650,000	$1,625,250
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	150,000	164,759
Star Gas Partners LP/Star Gas Finance Co.
8.875%, 12/1/17 (b)	2,200,000	2,233,000
Tennessee Gas Pipeline Co.
7.500%, 4/1/17	200,000	237,505
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18	100,000	116,729

		9,551,729

Independent Power Producers & Energy Traders (0.1%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	200,000	217,882
Tennessee Valley Authority
4.750%, 8/1/13	500,000	534,704
5.500%, 7/18/17	550,000	669,269
3.875%, 2/15/21	1,000,000	1,137,597

		2,559,452

Multi-Utilities (0.2%)
Alliant Energy Corp.
4.000%, 10/15/14	50,000	51,928
Ameren Corp.
8.875%, 5/15/14	100,000	112,167
CenterPoint Energy, Inc.
5.950%, 2/1/17	100,000	111,799
Dominion Resources, Inc.
1.800%, 3/15/14	100,000	101,382
5.150%, 7/15/15	200,000	224,927
8.875%, 1/15/19	300,000	398,764
5.200%, 8/15/19	80,000	91,862
DTE Energy Co.
7.625%, 5/15/14	100,000	113,863
6.350%, 6/1/16	200,000	232,236
National Grid plc
6.300%, 8/1/16	250,000	283,997
NiSource Finance Corp.
6.150%, 3/1/13	182,000	191,108
6.400%, 3/15/18	250,000	288,629
5.450%, 9/15/20	100,000	109,693
NSTAR
4.500%, 11/15/19	150,000	166,107
SCANA Corp.
6.250%, 4/1/20	100,000	116,248
Sempra Energy
6.000%, 2/1/13	200,000	210,175
6.500%, 6/1/16	60,000	70,589
6.150%, 6/15/18	100,000	118,716
9.800%, 2/15/19	250,000	336,341
Veolia Environnement S.A.
6.000%, 6/1/18	200,000	221,354
Xcel Energy, Inc.
4.700%, 5/15/20	300,000	334,751

		3,886,636

Water Utilities (0.0%)
United Utilities plc
4.550%, 6/19/18	78,000	79,020

Total Utilities		40,959,461

Total Corporate Bonds		774,767,561

Government Securities (57.8%)
Agency ABS (2.6%)
Federal Farm Credit Bank
1.750%, 2/21/13	$800,000	$813,836
1.375%, 6/25/13	200,000	203,146
1.125%, 2/27/14	1,650,000	1,672,995
1.500%, 11/16/15	1,000,000	1,025,245
Federal Home Loan Bank
1.500%, 1/16/13	500,000	506,866
1.625%, 3/20/13	1,950,000	1,983,007
1.875%, 6/21/13	2,450,000	2,506,843
0.550%, 10/25/13	400,000	400,393
0.375%, 11/27/13	250,000	249,900
0.875%, 12/27/13	800,000	807,866
1.630%, 8/20/15	400,000	411,405
Federal Home Loan Mortgage Corp.
0.700%, 4/29/13	200,000	200,081
0.750%, 6/7/13	400,000	400,374
0.500%, 10/3/13	500,000	499,887
0.500%, 10/18/13	1,000,000	1,000,439
0.550%, 10/25/13	1,000,000	1,000,330
0.875%, 10/28/13	2,050,000	2,065,848
0.550%, 12/27/13	500,000	500,139
0.550%, 1/9/14	300,000	300,026
1.375%, 2/25/14	1,900,000	1,936,160
0.700%, 5/1/14	400,000	400,301
0.800%, 10/24/14	400,000	400,297
1.000%, 11/3/14	1,000,000	1,002,102
1.000%, 12/5/14	200,000	200,741
0.875%, 12/19/14	500,000	500,838
1.000%, 12/19/14	400,000	401,466
1.350%, 1/6/15	200,000	200,034
0.850%, 1/9/15	200,000	200,243
0.800%, 1/13/15	100,000	100,001
2.875%, 2/9/15	1,500,000	1,602,514
1.500%, 7/13/15	200,000	201,096
1.050%, 9/28/15	200,000	200,176
1.600%, 11/2/16	400,000	402,476
1.625%, 11/14/16	400,000	402,651
5.500%, 8/23/17	1,450,000	1,775,384
Federal National Mortgage Association
1.500%, 6/26/13	400,000	407,226
4.375%, 7/17/13	1,650,000	1,752,114
1.000%, 9/23/13	2,050,000	2,074,164
0.500%, 10/3/13	500,000	499,887
1.125%, 10/8/13	100,000	101,175
1.000%, 10/15/13	100,000	100,955
0.600%, 10/25/13	1,000,000	1,001,670
0.750%, 12/18/13	3,250,000	3,271,211
1.450%, 1/24/14	800,000	800,602
1.375%, 1/27/14	200,000	200,158
1.550%, 1/27/14	100,000	100,082
1.350%, 2/24/14	150,000	152,631
1.250%, 2/27/14	1,200,000	1,219,680
0.700%, 10/17/14	1,000,000	999,524
0.800%, 10/17/14	1,000,000	1,000,817
1.000%, 12/5/14	1,000,000	1,002,243
2.375%, 7/28/15	1,200,000	1,265,256
1.875%, 9/9/15	250,000	259,354
1.875%, 10/15/15	100,000	103,655
2.250%, 6/6/16	400,000	403,211

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount		Value (Note 1)

2.200%, 7/5/16		$200,000	$200,106
1.750%, 11/14/16		400,000	403,329

			43,794,156

Agency CMO (0.1%)
Federal Home Loan Mortgage Corp.
4.879%, 5/19/17		1,200,000	1,260,000

Foreign Governments (2.1%)
Australia Government Bond
5.500%, 4/21/23	AUD	600,000	703,633
Canadian Government Bond
2.375%, 9/10/14		$500,000	525,058
3.500%, 6/1/20	CAD	100,000	110,789
Development Bank of Japan
5.125%, 2/1/17		$500,000	585,152
Export-Import Bank of Korea
8.125%, 1/21/14		1,000,000	1,103,183
4.125%, 9/9/15		150,000	153,479
4.000%, 1/29/21		600,000	575,419
Federative Republic of Brazil
10.250%, 6/17/13		340,000	384,200
8.000%, 1/15/18		397,222	464,861
5.875%, 1/15/19		750,000	888,538
8.875%, 10/14/19		270,000	377,365
4.875%, 1/22/21		500,000	558,750
Japan Finance Corp.
2.500%, 1/21/16		800,000	833,921
2.250%, 7/13/16		750,000	773,199
Japan Finance Organization for Municipalities
5.000%, 5/16/17		400,000	465,992
4.000%, 1/13/21		300,000	331,854
Korea Development Bank
8.000%, 1/23/14		500,000	550,495
4.375%, 8/10/15		115,000	118,399
3.250%, 3/9/16		500,000	490,507
Korea Finance Corp.
4.625%, 11/16/21		250,000	247,735
Province of British Columbia
2.850%, 6/15/15		400,000	426,172
Province of Manitoba
4.900%, 12/6/16		400,000	462,473
Province of Nova Scotia
5.125%, 1/26/17		500,000	584,053
Province of Ontario
3.500%, 7/15/13		500,000	521,079
1.375%, 1/27/14		500,000	505,197
4.100%, 6/16/14		750,000	806,646
2.950%, 2/5/15		1,250,000	1,317,871
1.875%, 9/15/15		650,000	662,575
4.950%, 11/28/16		550,000	633,262
4.000%, 10/7/19		600,000	663,071
4.400%, 4/14/20		400,000	453,090
Province of Quebec
4.875%, 5/5/14		540,000	588,403
4.600%, 5/26/15		150,000	166,824
4.625%, 5/14/18		540,000	618,750
3.500%, 7/29/20		400,000	428,240
Republic of Chile
3.875%, 8/5/20		400,000	431,523
Republic of Colombia
8.250%, 12/22/14		500,000	587,970

4.375%, 7/12/21		$750,000	$804,097
Republic of Hungary
4.750%, 2/3/15		200,000	183,696
6.250%, 1/29/20		400,000	361,000
6.375%, 3/29/21		300,000	274,500
Republic of Italy
4.375%, 6/15/13		500,000	493,815
4.500%, 1/21/15		1,000,000	941,432
5.250%, 9/20/16		630,000	586,119
Republic of Korea
5.750%, 4/16/14		1,900,000	2,053,140
7.125%, 4/16/19		1,850,000	2,305,470
Republic of Panama
5.200%, 1/30/20		350,000	396,343
Republic of Peru
8.375%, 5/3/16		100,000	124,149
7.125%, 3/30/19		200,000	251,500
Republic of Poland
5.250%, 1/15/14		250,000	258,524
6.375%, 7/15/19		500,000	553,593
Republic of South Africa
6.875%, 5/27/19		250,000	302,143
5.500%, 3/9/20		500,000	559,301
State of Israel
5.125%, 3/1/14		120,000	128,597
5.500%, 11/9/16		350,000	400,403
5.125%, 3/26/19		200,000	221,688
United Kingdom Gilt
4.750%, 12/7/30	GBP	700,000	1,407,131
United Mexican States
6.375%, 1/16/13		$270,000	282,119
5.875%, 2/17/14		500,000	540,180
6.625%, 3/3/15		250,000	284,018
5.625%, 1/15/17		500,000	574,505
8.125%, 12/30/19		500,000	716,409
5.125%, 1/15/20		400,000	458,979

			35,562,579

Municipal Bonds (2.1%)
City of New York, New York
6.246%, 6/1/35		1,200,000	1,336,920
Indianapolis, Indiana Local Public Improvement
5.854%, 1/15/30		1,500,000	1,725,270
Los Angeles County, California Public Works Financing Authority
6.091%, 8/1/22		1,400,000	1,554,392
Metro Wastewater Reclamation District
4.718%, 4/1/19		1,000,000	1,123,850
New Jersey State Turnpike Authority
7.414%, 1/1/40		1,000,000	1,433,980
New Jersey Transportation Trust Fund Authority
6.875%, 12/15/39		1,000,000	1,114,980
New York City Transitional Finance Authority
5.267%, 5/1/27		1,000,000	1,115,000
5.008%, 8/1/27		1,800,000	1,905,984
Northern California Power Agency
7.311%, 6/1/40		1,000,000	1,150,660
Port Authority of New York & New Jersey
5.647%, 11/1/40		700,000	794,493
San Diego County Regional Airport Authority
6.628%, 7/1/40		500,000	534,900

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

Seminole County Florida Water & Sewer
6.443%, 10/1/40	$800,000	$864,160
State of California
3.950%, 11/1/15	400,000	419,368
7.550%, 4/1/39	3,000,000	3,668,160
State of Illinois
3.321%, 1/1/13	100,000	101,682
4.071%, 1/1/14	100,000	102,676
4.421%, 1/1/15	100,000	103,511
5.665%, 3/1/18	500,000	532,140
State of Illinois Toll Highway Authority
5.293%, 1/1/24	3,000,000	3,169,620
State of Texas
4.631%, 4/1/33	700,000	770,756
Tennessee State School Bond Authority
4.848%, 9/15/27	1,000,000	1,075,260
Texas State Transportation Commission
5.028%, 4/1/26	1,800,000	2,079,522
University of California Medical Center
5.435%, 5/15/23	4,700,000	5,206,237
University of Texas, Class B
6.276%, 8/15/41	2,900,000	3,291,761

		35,175,282

Supranational (1.9%)
African Development Bank
3.000%, 5/27/14	500,000	526,902
2.500%, 3/15/16	150,000	158,973
Asian Development Bank
1.625%, 7/15/13	500,000	507,894
3.625%, 9/5/13	500,000	524,949
2.750%, 5/21/14	500,000	524,045
4.250%, 10/20/14	250,000	274,031
2.500%, 3/15/16	500,000	528,429
5.500%, 6/27/16	250,000	296,999
1.875%, 10/23/18	500,000	506,053
Corp. Andina de Fomento
3.750%, 1/15/16	250,000	252,844
8.125%, 6/4/19	250,000	305,567
Council of Europe Development Bank
2.625%, 2/16/16	400,000	413,599
European Bank for Reconstruction & Development
3.625%, 6/17/13	350,000	364,748
1.625%, 9/3/15	250,000	253,698
2.500%, 3/15/16	200,000	209,035
1.375%, 10/20/16	250,000	249,394
European Investment Bank
1.625%, 3/15/13	500,000	503,409
4.250%, 7/15/13	1,390,000	1,455,723
1.250%, 2/14/14	1,000,000	999,569
3.000%, 4/8/14	1,000,000	1,037,646
4.625%, 5/15/14	500,000	538,357
3.125%, 6/4/14	750,000	782,018
1.125%, 8/15/14	1,000,000	993,393
2.875%, 1/15/15	500,000	520,635
2.750%, 3/23/15	500,000	519,355
1.375%, 10/20/15	1,950,000	1,930,612
4.875%, 2/16/16	1,100,000	1,236,861
2.125%, 7/15/16	1,000,000	1,012,986
4.875%, 1/17/17	550,000	626,650
2.875%, 9/15/20	500,000	501,623
4.000%, 2/16/21	500,000	542,199

Export Development Canada
2.250%, 5/28/15	$450,000	$471,304
1.250%, 10/26/16	200,000	200,929
Inter-American Development Bank
3.000%, 4/22/14	1,050,000	1,105,359
5.125%, 9/13/16	280,000	330,578
1.375%, 10/18/16	750,000	757,027
4.250%, 9/10/18	500,000	580,754
3.875%, 2/14/20	500,000	569,498
International Bank for Reconstruction & Development
3.625%, 5/21/13	500,000	522,316
3.500%, 10/8/13	800,000	842,787
1.375%, 2/10/14	300,000	300,334
1.125%, 8/25/14	1,000,000	1,013,873
2.375%, 5/26/15	500,000	526,753
2.125%, 3/15/16	1,200,000	1,255,366
5.000%, 4/1/16	550,000	640,927
International Finance Corp.
3.500%, 5/15/13	200,000	208,286
3.000%, 4/22/14	500,000	527,185
2.250%, 4/11/16	500,000	524,436
1.125%, 11/23/16	500,000	497,605
2.125%, 11/17/17	250,000	258,910
Kommunalbanken A/S
1.750%, 10/5/15§	400,000	397,530
Nordic Investment Bank
1.625%, 1/28/13	150,000	151,742
3.625%, 6/17/13	250,000	260,930
2.500%, 7/15/15	500,000	526,030
5.000%, 2/1/17	250,000	293,725
Svensk Exportkredit AB
3.250%, 9/16/14	300,000	310,006
1.750%, 10/20/15	500,000	490,587
5.125%, 3/1/17	200,000	223,958

		32,886,931

U.S. Government Agencies (9.7%)
Federal Farm Credit Bank
4.875%, 1/17/17	700,000	825,594
Federal Home Loan Bank
3.375%, 2/27/13	400,000	414,667
3.625%, 5/29/13	1,000,000	1,048,065
5.125%, 8/14/13	1,200,000	1,293,068
0.700%, 8/23/13	800,000	800,495
4.000%, 9/6/13	1,400,000	1,483,439
3.625%, 10/18/13	1,900,000	2,009,436
5.250%, 6/18/14	800,000	892,651
1.000%, 8/8/14	400,000	400,283
5.500%, 8/13/14	1,850,000	2,086,896
0.700%, 9/16/14	1,000,000	999,739
5.375%, 5/18/16	2,650,000	3,132,394
4.750%, 12/16/16	1,250,000	1,468,134
5.000%, 11/17/17	1,250,000	1,502,231
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	1,150,000	1,303,543
Federal Home Loan Mortgage Corp.
4.500%, 1/15/13	500,000	522,307
0.500%, 2/15/13	800,000	800,311
3.500%, 5/29/13	500,000	522,860
4.500%, 7/15/13	2,000,000	2,130,378
0.700%, 7/25/13	500,000	500,159
0.550%, 9/30/13	2,500,000	2,504,372

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

4.875%, 11/15/13	$1,000,000	$1,083,575
2.500%, 1/7/14	1,690,000	1,759,024
4.500%, 1/15/14	500,000	540,945
2.500%, 4/23/14	2,000,000	2,091,149
5.000%, 7/15/14	3,880,000	4,314,088
1.200%, 7/25/14	200,000	200,932
3.000%, 7/28/14	350,000	371,748
1.100%, 8/8/14	300,000	301,275
4.500%, 1/15/15	1,000,000	1,115,757
1.000%, 6/16/15	1,000,000	1,001,083
4.750%, 11/17/15	1,000,000	1,147,532
5.125%, 10/18/16	2,000,000	2,376,835
5.000%, 4/18/17	300,000	357,038
4.875%, 6/13/18	1,000,000	1,206,759
3.750%, 3/27/19	1,250,000	1,426,365
Federal National Mortgage Association
4.625%, 10/15/13	3,460,000	3,722,076
0.625%, 12/6/13	500,000	500,828
2.875%, 12/11/13	500,000	523,889
2.750%, 2/5/14	1,200,000	1,257,926
2.750%, 3/13/14	2,500,000	2,623,688
2.500%, 5/15/14	2,500,000	2,619,755
1.100%, 8/1/14	300,000	300,198
1.150%, 8/8/14	300,000	300,260
3.000%, 9/16/14	1,000,000	1,064,777
2.625%, 11/20/14	400,000	422,681
0.750%, 11/21/14	400,000	400,096
0.900%, 12/5/14	500,000	501,296
1.000%, 1/26/15	500,000	501,565
2.000%, 1/27/15	500,000	500,609
5.000%, 4/15/15#	13,210,000	15,042,609
4.375%, 10/15/15	1,650,000	1,864,878
5.000%, 3/15/16	2,150,000	2,504,416
4.875%, 12/15/16	700,000	826,296
5.000%, 2/13/17	2,000,000	2,368,474
5.000%, 5/11/17	1,390,000	1,652,530
5.375%, 6/12/17	2,450,000	2,966,520
4.000%, 8/1/40	759,494	797,647
4.000%, 1/25/42 TBA	22,000,000	23,106,875
4.500%, 1/25/42 TBA	50,000,000	53,214,845

		165,519,861

U.S. Treasuries (39.3%)
U.S. Treasury Bonds
11.250%, 2/15/15	3,930,000	5,246,071
9.250%, 2/15/16	3,000,000	4,051,468
7.250%, 5/15/16	2,780,000	3,566,004
7.500%, 11/15/16	2,500,000	3,297,363
8.750%, 5/15/17	1,680,000	2,368,705
8.875%, 8/15/17	3,350,000	4,797,603
9.125%, 5/15/18	840,000	1,253,707
8.875%, 2/15/19	1,200,000	1,820,009
8.125%, 8/15/19	1,980,000	2,945,805
8.750%, 8/15/20	2,880,000	4,543,632
7.875%, 2/15/21	1,650,000	2,518,840
U.S. Treasury Notes
0.625%, 1/31/13	2,500,000	2,512,402
2.875%, 1/31/13	14,000,000	14,408,516
1.375%, 2/15/13	7,700,000	7,802,868
3.875%, 2/15/13	2,500,000	2,603,076
2.750%, 2/28/13	4,750,000	4,891,016
1.375%, 3/15/13	5,700,000	5,781,603

0.750%, 3/31/13	$5,000,000	$5,035,058
0.625%, 4/30/13	2,000,000	2,011,758
3.125%, 4/30/13	5,300,000	5,505,064
1.375%, 5/15/13	3,000,000	3,047,871
0.500%, 5/31/13	4,000,000	4,017,109
3.500%, 5/31/13	4,680,000	4,896,359
1.125%, 6/15/13	8,000,000	8,105,938
3.375%, 6/30/13	5,450,000	5,706,639
1.000%, 7/15/13	6,500,000	6,577,949
3.375%, 7/31/13	2,520,000	2,645,016
0.750%, 8/15/13	7,200,000	7,260,610
3.125%, 8/31/13	3,000,000	3,143,262
0.750%, 9/15/13	5,000,000	5,043,164
0.125%, 9/30/13	1,900,000	1,896,363
3.125%, 9/30/13	8,250,000	8,662,823
0.500%, 10/15/13	9,750,000	9,793,228
2.750%, 10/31/13	2,520,000	2,634,483
0.500%, 11/15/13	5,000,000	5,023,438
4.250%, 11/15/13	4,100,000	4,403,976
2.000%, 11/30/13	5,050,000	5,217,281
0.750%, 12/15/13	3,000,000	3,029,238
1.500%, 12/31/13	4,940,000	5,063,307
1.750%, 1/31/14	3,090,000	3,184,752
1.250%, 2/15/14	1,250,000	1,275,781
4.000%, 2/15/14	2,000,000	2,157,188
1.875%, 2/28/14	3,500,000	3,619,629
1.750%, 3/31/14	5,000,000	5,164,062
1.875%, 4/30/14	8,000,000	8,291,250
1.000%, 5/15/14	3,000,000	3,049,922
4.750%, 5/15/14	5,000,000	5,523,633
2.625%, 6/30/14	5,000,000	5,285,156
2.625%, 7/31/14	8,000,000	8,470,313
4.250%, 8/15/14	1,500,000	1,652,637
2.375%, 8/31/14	9,200,000	9,692,703
2.375%, 9/30/14	8,000,000	8,441,562
2.375%, 10/31/14	4,700,000	4,965,477
4.250%, 11/15/14	2,700,000	2,998,266
2.125%, 11/30/14	8,500,000	8,928,985
2.625%, 12/31/14	8,500,000	9,066,777
2.250%, 1/31/15	5,500,000	5,810,449
4.000%, 2/15/15	2,410,000	2,676,983
2.375%, 2/28/15	8,300,000	8,807,727
2.500%, 3/31/15	3,500,000	3,732,422
2.500%, 4/30/15	9,000,000	9,606,094
4.125%, 5/15/15	2,000,000	2,243,984
2.125%, 5/31/15	5,400,000	5,701,430
1.875%, 6/30/15	8,550,000	8,960,133
1.750%, 7/31/15	4,000,000	4,175,469
4.250%, 8/15/15	2,790,000	3,162,073
1.250%, 8/31/15	3,000,000	3,080,156
1.250%, 9/30/15	6,450,000	6,618,305
1.250%, 10/31/15	5,000,000	5,128,906
4.500%, 11/15/15	4,850,000	5,576,932
1.375%, 11/30/15	8,150,000	8,399,275
2.000%, 1/31/16	2,500,000	2,637,890
4.500%, 2/15/16	2,000,000	2,312,734
2.625%, 2/29/16	4,000,000	4,324,531
2.250%, 3/31/16	5,000,000	5,333,789
2.375%, 3/31/16	3,000,000	3,213,164
2.000%, 4/30/16	3,000,000	3,168,164
2.625%, 4/30/16	1,500,000	1,623,223

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Principal Amount	Value (Note 1)

5.125%, 5/15/16	$3,350,000	$3,987,023
1.750%, 5/31/16	3,000,000	3,137,461
3.250%, 5/31/16	1,550,000	1,720,137
3.250%, 6/30/16	3,000,000	3,332,109
1.500%, 7/31/16	4,000,000	4,135,781
3.250%, 7/31/16	4,000,000	4,448,594
4.875%, 8/15/16	1,380,000	1,637,079
3.000%, 8/31/16	3,000,000	3,304,922
1.000%, 9/30/16	2,000,000	2,020,859
3.000%, 9/30/16	6,100,000	6,725,727
3.125%, 10/31/16	5,400,000	5,988,516
0.875%, 12/31/16	4,000,000	4,007,344
3.250%, 12/31/16	2,350,000	2,624,197
3.125%, 1/31/17	2,200,000	2,445,781
4.625%, 2/15/17	4,450,000	5,281,420
3.000%, 2/28/17	4,300,000	4,756,203
3.250%, 3/31/17	2,400,000	2,687,625
3.125%, 4/30/17	4,100,000	4,567,015
4.500%, 5/15/17	2,000,000	2,372,578
2.750%, 5/31/17	3,000,000	3,283,945
2.500%, 6/30/17	2,950,000	3,190,840
2.375%, 7/31/17	3,000,000	3,224,766
4.750%, 8/15/17	2,600,000	3,131,070
1.875%, 8/31/17	3,500,000	3,663,789
1.875%, 9/30/17	3,200,000	3,346,250
1.875%, 10/31/17	5,000,000	5,228,515
2.250%, 11/30/17	1,150,000	1,227,086
2.750%, 12/31/17	1,000,000	1,096,367
2.625%, 1/31/18	2,500,000	2,723,145
3.500%, 2/15/18	3,250,000	3,706,143
2.875%, 3/31/18	1,000,000	1,104,492
2.625%, 4/30/18	3,000,000	3,266,836
3.875%, 5/15/18	2,200,000	2,566,609
2.375%, 5/31/18	3,000,000	3,217,500
2.250%, 7/31/18	5,000,000	5,318,750
4.000%, 8/15/18	1,300,000	1,531,309
1.500%, 8/31/18	4,000,000	4,058,906
1.375%, 9/30/18	5,500,000	5,530,293
3.750%, 11/15/18	5,110,000	5,945,565
1.375%, 12/31/18	5,000,000	5,009,570
2.750%, 2/15/19	5,600,000	6,134,187
3.125%, 5/15/19	5,650,000	6,335,945
3.625%, 8/15/19	9,400,000	10,889,312
3.375%, 11/15/19	450,000	513,088
3.625%, 2/15/20	7,700,000	8,931,399
3.500%, 5/15/20	8,400,000	9,664,922
2.625%, 8/15/20	8,850,000	9,546,246
2.625%, 11/15/20	10,500,000	11,305,957
3.625%, 2/15/21	11,700,000	13,585,254
3.125%, 5/15/21	28,400,000	31,713,703
2.125%, 8/15/21	32,700,000	33,541,771
2.000%, 11/15/21	2,000,000	2,022,969

		665,927,418

Total Government Securities		980,126,227

Time Deposit (0.4%)
Financials (0.4%)
Certificates of Deposit (0.4%)
Banco do Brasil S.A.
2.270%, 2/14/14(p)	$5,600,000	$5,592,048

Total Financials		5,592,048

Total Time Deposits		5,592,048

Total Long-Term Debt Securities (106.0%)
(Cost $1,750,834,905)		1,795,890,051

	Number of Shares	Value (Note 1)
COMMON STOCK:
Consumer Discretionary (0.0%)
Media (0.0%)
Network Communications, Inc. (ADR)*(b)†	310,800	15,540

Total Common Stocks (0.0%)
(Cost $15,540)		15,540

	Number of Warrants	Value (Note 1)
WARRANT:
Industrials (0.0%)
Marine (0.0%)
Horizon Lines, Inc., expiring 9/27/36*(b)†
(Cost $116,800)	284,878	49,569

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.3%)
Itau Unibanco Holding S.A.
1.26%, 2/6/12(p)	$4,900,000	4,893,679

Government Securities (0.0%)
U.S. Treasury Bills
0.03%, 5/10/12(p)	200,000	199,979
0.03%, 5/17/12(p)	179,000	178,976
0.05%, 6/14/12(p)	200,000	199,955
0.06%, 6/28/12(p)	200,000	199,941

Total Government Securities		778,851

Total Short-Term Investments (0.3%)
(Cost $5,670,940)		5,672,530

Total Investments (106.3%)
(Cost $1,756,638,185)		1,801,627,690
Other Assets Less Liabilities (-6.3%)		(106,744,684)

Net Assets (100%)		$1,694,883,006

*	Non-income producing.
†	Securities (totaling $7,361,849 or 0.4% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

qualified institutional buyers. At December 31, 2011, the market value of these securities amounted to $175,643,318 or 10.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $764,087
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2011.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(p)	Yield to maturity.

Glossary:

ABS	— Asset-Backed Security
ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
DKK	— Danish Krone
EUR	— European Currency Unit
GBP	— British Pound
PIK	— Payment-in Kind Security
TBA	— Security is subject to delayed delivery.

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
10 Year Australian Bonds	147	March-12	$17,671,820	$17,876,045	$204,225
Long Gilt	51	March-12	8,977,756	9,262,791	285,035

					$489,260

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/2/12	Barclays Bank plc	956	$974,275	$944,972	$29,303
British Pound vs. U.S. Dollar, expiring 3/12/12	Barclays Bank plc	156	242,109	243,924	(1,815)
British Pound vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	225	349,180	353,338	(4,158)
British Pound vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	1,312	2,036,108	2,104,658	(68,550)
British Pound vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	338	524,546	522,067	2,479
Chinese Renminbi vs. U.S. Dollar, expiring 6/1/12	Citibank N.A.	21,872	3,467,759	3,435,799	31,960
Danish Krone vs. U.S. Dollar, expiring 3/8/12	Morgan Stanley	803	139,908	139,696	212
European Union Euro vs. U.S. Dollar, expiring 1/17/12	Barclays Bank plc	266	344,300	345,877	(1,577)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	375	485,385	536,224	(50,839)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	1,900	2,459,283	2,744,641	(285,358)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	1,010	1,307,304	1,347,998	(40,694)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	800	1,035,488	1,107,306	(71,818)
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	5,228	6,766,913	6,806,438	(39,525)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	475	615,160	638,367	(23,207)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	1,600	2,072,118	2,154,528	(82,410)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	304	393,703	405,844	(12,141)
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	1,350	1,748,350	1,798,929	(50,579)
Japanese Yen vs. U.S. Dollar, expiring 1/13/12	Barclays Bank plc	280,200	3,640,701	3,646,713	(6,012)
Korean Won vs. U.S. Dollar, expiring 2/27/12	Citibank N.A.	5,604,275	4,846,443	5,007,170	(160,727)

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

At December 31, 2011, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso vs. U.S. Dollar, expiring 3/15/12	HSBC Bank plc	118	$8,417	$8,708	$(291)
Singapore Dollar vs. U.S. Dollar, expiring 2/10/12	JPMorgan Chase Bank	43	33,337	33,175	162
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	JPMorgan Chase Bank	65,481	2,162,731	2,300,000	(137,269)

					$(972,854)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 2/2/12	Westpac Banking Corp.	10,070	$9,912,908	$10,262,494	$(349,586)
British Pound vs. U.S. Dollar, expiring 3/12/12	JPMorgan Chase Bank	1,044	1,637,331	1,620,265	17,066
British Pound vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	1,875	2,952,698	2,909,835	42,863
Canadian Dollar vs. U.S. Dollar, expiring 2/9/12	Barclays Bank plc	113	109,636	110,828	(1,192)
Canadian Dollar vs. U.S. Dollar, expiring 2/9/12	JPMorgan Chase Bank	2	1,924	1,962	(38)
Danish Krone vs. U.S. Dollar, expiring 1/3/12	HSBC Bank plc	37,659	6,585,412	6,556,976	28,436
Danish Krone vs. U.S. Dollar, expiring 1/3/12	JPMorgan Chase Bank	15,078	2,630,516	2,625,294	5,222
Danish Krone vs. U.S. Dollar, expiring 3/8/12	JPMorgan Chase Bank	1,027	185,263	178,936	6,327
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	7,913	11,148,634	10,242,269	906,365
European Union Euro vs. U.S. Dollar, expiring 1/17/12	JPMorgan Chase Bank	11,163	15,178,052	14,448,938	729,114
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	1,600	2,180,960	2,072,118	108,842
European Union Euro vs. U.S. Dollar, expiring 3/16/12	JPMorgan Chase Bank	4,875	6,684,956	6,313,486	371,470
Japanese Yen vs. U.S. Dollar, expiring 1/13/12	Barclays Bank plc	304,982	3,919,120	3,962,699	(43,579)
Japanese Yen vs. U.S. Dollar, expiring 1/13/12	Citibank N.A.	281,263	3,663,490	3,654,513	8,977
Korean Won vs. U.S. Dollar, expiring 2/27/12	Citibank N.A.	1,092,207	938,000	944,515	(6,515)
Singapore Dollar vs. U.S. Dollar, expiring 2/10/12	Citibank N.A.	51	39,000	39,091	(91)
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	Barclays Bank plc	62,546	2,200,001	2,065,793	134,208
Taiwan Dollar vs. U.S. Dollar, expiring 1/11/12	Barclays Bank plc	2,362	78,000	78,021	(21)

					$1,957,868

					$985,014

Options Written:

Options written through the year ended December 31, 2011 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2011	452	$206,136
Options Written	1,939	853,824
Options Terminated in Closing Purchase Transactions	(2,231)	(992,860)
Options Expired	(160)	(67,100)
Options Exercised	—	—

Options Outstanding - December 31, 2011	—	$—

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$5,970,137	$3,580,007	$9,550,144
Non-Agency CMO	—	25,854,071	—	25,854,071
Common Stocks
Consumer Discretionary	—	—	15,540	15,540
Corporate Bonds
Consumer Discretionary	—	59,000,015	1,427,357	60,427,372
Consumer Staples	—	52,151,309	—	52,151,309
Energy	—	65,398,206	—	65,398,206
Financials	—	330,440,638	—	330,440,638
Health Care	—	53,955,073	—	53,955,073
Industrials	—	57,523,666	2,289,376	59,813,042
Information Technology	—	22,922,310	—	22,922,310
Materials	—	49,408,276	—	49,408,276
Telecommunication Services	—	39,291,874	—	39,291,874
Utilities	—	40,959,461	—	40,959,461
Forward Currency Contracts	—	2,423,006	—	2,423,006
Futures	489,260	—	—	489,260
Government Securities
Agency ABS	—	43,794,156	—	43,794,156
Agency CMO	—	1,260,000	—	1,260,000
Foreign Governments	—	35,562,579	—	35,562,579
Municipal Bonds	—	35,175,282	—	35,175,282
Supranational	—	32,886,931	—	32,886,931
U.S. Government Agencies	—	165,519,861	—	165,519,861
U.S. Treasuries	—	665,927,418	—	665,927,418
Short-Term Investments	—	5,672,530	—	5,672,530
Time Deposits
Financials	—	5,592,048	—	5,592,048
Warrants
Industrials	—	—	49,569	49,569

Total Assets	$489,260	$1,796,688,847	$7,361,849	$1,804,539,956

Liabilities:
Forward Currency Contracts	—	(1,437,992)	—	(1,437,992)

Total Liabilities	$—	$(1,437,992)	$—	$(1,437,992)

Total	$489,260	$1,795,250,855	$7,361,849	$1,803,101,964

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Bonds-Asset Backed Securities	Investments in Corporate Bonds- Consumer Discretionary	Investments in Corporate Bonds- Healthcare	Investments in Corporate Bonds- Industrials	Investments in Common Stocks- Consumer Discretionary	Investments in Warrants- Industrials	Investments in Warrants- Telecommunication Services

Balance as of 12/31/10	$940,828	$1,224,469	$163,073	$1,100,000	$—	$—	$68,720
Total gains or losses (realized/ unrealized) included in earnings	(90,868)	(44,724)	18,119	(281,065)	1,045,800	(67,218)	77,310
Purchases	3,670,875	1,472,081	—	1,470,441	15,540	116,800	—
Sales	—	—	(181,192)	—	(1,045,800)	(13)	(146,030)
Issuances	—	—	—	—	—	—	—
Settlements	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(940,828)	(1,224,469)	—	—	—	—	—

Balance as of 12/31/11	$3,580,007	$1,427,357	$—	$2,289,376	$15,540	$49,569	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11.	$(90,868)	$(44,724)	$—	$(281,065)	$—	$(67,231)	$—

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$489,260	*
Foreign exchange contracts	Receivables	2,423,006
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$2,912,266

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(1,437,992)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(1,437,992)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(206,204)	$10,062,704	$—	$—	$9,856,500
Foreign exchange contracts	—	—	(245,592)	—	(245,592)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(206,204)	$10,062,704	$(245,592)	$—	$9,610,908

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$108,848	$489,260	$—	$—	$598,108
Foreign exchange contracts	—	—	129,584	—	129,584
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$108,848	$489,260	$129,584	$—	$727,692

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $149,187,000, futures contracts with an average notional balance of approximately $321,129,000 and option contracts with an average notional balance of approximately $273,000 during the year ended December 31, 2011.

^ This Portfolio held options, forward foreign currency contracts and futures for hedging and in an attempt to enhance returns.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,238,780,277
Long-term U.S. Treasury securities	2,236,654,575

$4,475,434,852

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,004,891,387
Long-term U.S. Treasury securities	2,256,295,055

$5,261,186,442

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$68,691,020
Aggregate gross unrealized depreciation	(23,934,489)

Net unrealized appreciation	$44,756,531

Federal income tax cost of investments	$1,756,871,159

The Portfolio has a net capital loss carryforward of $545,947,121 of which $38,579,495 expires in the year 2016 and $507,367,626 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $53,498,653 during 2011.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $1,756,638,185)	$1,801,627,690
Cash	5,591,659
Foreign cash (Cost $354,822)	361,778
Dividends, interest and other receivables	17,016,968
Receivable for securities sold	16,157,433
Receivable for forward commitments	5,182,812
Unrealized appreciation on forward foreign currency contracts	2,423,006
Receivable from Separate Accounts for Trust shares sold	1,027,511
Due from broker for futures variation margin	172,583
Other assets	5,035

Total assets	1,849,566,475

LIABILITIES
Payable for forward commitments	80,863,281
Payable for securities purchased	69,079,789
Unrealized depreciation on forward foreign currency contracts	1,437,992
Payable to Separate Accounts for Trust shares redeemed	948,600
Investment management fees payable	797,175
Payable for return of cash collateral on forward contracts	689,524
Payable for return of cash collateral on forward commitments	339,320
Administrative fees payable	257,834
Distribution fees payable - Class B	149,125
Trustees’ fees payable	22,439
Accrued expenses	98,390

Total liabilities	154,683,469

NET ASSETS	$1,694,883,006

Net assets were comprised of:
Paid in capital	$2,198,093,945
Accumulated undistributed net investment income (loss)	(1,786,626)
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(547,864,684)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	46,440,371

Net assets	$1,694,883,006

Class A
Net asset value, offering and redemption price per share, $217,288,135 / 55,370,116 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.92

Class B
Net asset value, offering and redemption price per share, $706,955,201 / 180,990,004 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.91

Class K
Net asset value, offering and redemption price per share, $770,639,670 / 196,374,175 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Interest(net of $11,726 foreign withholding tax)	$82,016,138

EXPENSES
Investment management fees	12,387,281
Administrative fees	3,627,936
Distribution fees - Class B	1,789,907
Printing and mailing expenses	168,140
Custodian fees	147,400
Professional fees	81,767
Trustees’ fees	31,473
Miscellaneous	148,364

Total expenses	18,382,268

NET INVESTMENT INCOME (LOSS)	63,633,870

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	46,372,093
Futures	10,062,704
Foreign currency transactions	836,353
Options written	(206,204)
Securities sold short	(59,375)

Net realized gain (loss)	57,005,571

Change in unrealized appreciation (depreciation) on:
Securities	2,164,106
Futures	489,260
Foreign currency translations	301,501
Options written	108,848

Net change in unrealized appreciation (depreciation)	3,063,715

NET REALIZED AND UNREALIZED GAIN (LOSS)	60,069,286

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,703,156

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$63,633,870		$62,732,496
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	57,005,571		14,140,540
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	3,063,715		40,875,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,703,156		117,748,647

DIVIDENDS:
Dividends from net investment income
Class A	(9,518,985)		(49,411,382)
Class B	(27,241,196)		(18,727,267)
Class K†	(31,462,559)		—

TOTAL DIVIDENDS	(68,222,740)		(68,138,649)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 54,866,202 and 225,571,439 shares, respectively ]	217,514,732		890,017,496
Capital shares issued in reinvestment of dividends [ 2,424,161 and 12,772,091 shares, respectively ]	9,518,985		49,411,382
Capital shares repurchased [ (447,765,861) and (36,306,915) shares, respectively ]	(1,811,465,807	)(z)	(142,103,815)

Total Class A transactions	(1,584,432,090)		797,325,063

Class B
Capital shares sold [ 28,787,494 and 40,804,322 shares, respectively ]	114,006,482		158,175,904
Capital shares issued in reinvestment of dividends [ 6,982,648 and 4,863,331 shares, respectively ]	27,241,196		18,727,267
Capital shares repurchased [ (40,047,128) and (40,534,052) shares, respectively ]	(158,853,959)		(157,798,380)

Total Class B transactions	(17,606,281)		19,104,791

Class K†
Capital shares sold [ 384,241,513 and 0 shares, respectively ]	1,557,950,637	(z)	—
Capital shares issued in reinvestment of dividends [ 8,030,348 and 0 shares, respectively ]	31,462,559		—
Capital shares repurchased [ (195,897,686) and 0 shares, respectively ]	(796,189,401)		—

Total Class K transactions	793,223,795		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(808,814,576)		816,429,854

TOTAL INCREASE (DECREASE) IN NET ASSETS	(753,334,160)		866,039,852
NET ASSETS:
Beginning of year	2,448,217,166		1,582,177,314

End of year (a)	$1,694,883,006		$2,448,217,166

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,786,626)		$(880,391)

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Multi-Sector Bond Portfolio exchanged approximately 376,426,249 Class A shares for approximately 376,426,249 Class K shares. This exchange amounted to approximately $1,526,251,253.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of year	$3.88	$3.74	$3.56	$5.34	$5.61

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.13 (e)	0.18 (e)	0.44 (e)	0.45 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.10	0.12	0.18	(1.72)	(0.27)

Total from investment operations	0.21	0.25	0.36	(1.28)	0.18

Less distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.18)	(0.50)	(0.45)

Net asset value, end of year	$3.92	$3.88	$3.74	$3.56	$5.34

Total return	5.35%	6.79%	10.09%	(23.39)%	3.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$217,288	$1,731,954	$911,802	$682,451	$887,961
Ratio of expenses to average net assets	0.69%	0.70%	0.74%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	2.67%	3.20%	4.72%	8.81%	7.78%
Portfolio turnover rate	186%	261%	371%	155%	108%

	Year Ended December 31,
Class B	2011	2010		2009		2008	2007
Net asset value, beginning of year	$3.87	$3.72		$3.55		$5.32	$5.58

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.12	(e)	0.17	(e)	0.42 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.10	0.13		0.17		(1.70)	(0.25)

Total from investment operations	0.20	0.25		0.34		(1.28)	0.18

Less distributions:
Dividends from net investment income	(0.16)	(0.10)		(0.17)		(0.49)	(0.44)

Net asset value, end of year	$3.91	$3.87		$3.72		$3.55	$5.32

Total return	5.08%	6.82%		9.53%		(23.55)%	3.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$706,955	$716,263		$670,375		$623,307	$1,034,629
Ratio of expenses to average net assets	0.94%	0.95	%(c)	0.99	%(c)	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	2.48%	2.99%		4.62%		8.46%	7.53%
Portfolio turnover rate	186%	261%		371%		155%	108%

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$4.05

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, option written, futures and foreign currency transactions.	—

Total from investment operations	0.04

Less distributions:
Dividends from net investment income	(0.17)

Net asset value, end of period	$3.92

Total return (b)	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$770,640
Ratio of expenses to average net assets (a)	0.69%
Ratio of net investment income (loss) to average net assets (a)	2.90%
Portfolio turnover rate	186%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	Lord, Abbett & Co. LLC****

➢	Morgan Stanley Investment Management Inc.*****

➢	NorthPointe Capital, LLC*****

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares**	(15.43)%	(2.60)%	0.90%	4.69%
Portfolio – Class B Shares	(15.74)	(2.79)	0.80	4.62
Portfolio – Class K Shares***	(15.75)	(2.77)	0.80	4.62
Russell 2000® Growth Index	(2.91)	2.09	4.48	4.14
Volatility Managed Index – Small Cap Growth 2000	(8.06)	2.94	5.77	5.60

*    Date of inception 12/1/98.

**   Date of inception 1/22/08. Returns shown for Class A shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to B shares; Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

****	Effective May 1, 2011, Lord, Abbett & Co. LLC replaced Wells Capital Management, Inc. as sub-advisor of the Portfolio.

*****	Effective January 14, 2011, Morgan Stanley Investment Management Inc. and NorthPointe Capital, LLC replaced Eagle Asset Management Inc. as sub-advisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (15.43)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned (2.91)%, and the Volatility Managed Index – Small Cap Growth 2000 returned (8.06)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, small capitalization U.S. growth equities, as measured by the Russell 2000® Growth Index, posted a negative return. For the benchmark, only three of the ten sectors posted positive returns, led by Consumer Staples and Health Care, while Materials and Energy were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	An overweight position relative to the benchmark in Owning Liquidity Services, in the Information Technology sector, was the largest contributor to returns.

•

Security selection within the Utilities sector contributed to overall Portfolio performance. Specifically, an overweight position in Brookfield Infrastructure Partners, which was not held by the benchmark, aided performance.

•	Individual holdings Advisory Board Co. (Industrials sector) and Merge Healthcare Inc. were also notable contributors to performance.

What hurt performance during the year:

•	Stock selection in the Financials and Information Technology sectors hurt the Portfolio’s overall performance.

•	Both an overweight to the Consumer Discretionary sector and stock selection within the sector detracted from performance.

•	Lynas Corporation (Materials sector) was the Portfolio’s largest individual detractor.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	20.9%
Health Care	16.4
Industrials	15.2
Consumer Discretionary	13.1
Energy	7.1
Financials	4.7
Materials	4.4
Consumer Staples	1.8
Utilities	1.2
Telecommunication Services	0.6
Cash and Other	14.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$814.53	$4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.03	5.23
Class B
Actual	1,000.00	812.23	5.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.73	6.53
Class K†
Actual	1,000.00	1,014.86	3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.03%, 1.28% and 1.04%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.1%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	5,213	$51,557
Amerigon, Inc.*	8,025	114,436
Better Place, Inc.†(b)	139,552	538,531
Cooper Tire & Rubber Co.	21,955	307,590
Dana Holding Corp.*	48,760	592,434
Dorman Products, Inc.*	3,798	140,260
Drew Industries, Inc.*	2,679	65,716
Exide Technologies, Inc.*	7,091	18,649
Stoneridge, Inc.*	9,424	79,444
Tenneco, Inc.*	21,423	637,977
Tower International, Inc.*	2,290	24,595

		2,571,189

Automobiles (0.0%)
Winnebago Industries, Inc.*	10,436	77,018

Distributors (0.1%)
Core-Mark Holding Co., Inc.	578	22,889
Pool Corp.	17,108	514,951

		537,840

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	6,336	274,222
Archipelago Learning, Inc.*	2,536	24,523
Bridgepoint Education, Inc.*	6,429	147,867
Capella Education Co.*	5,145	185,477
Coinstar, Inc.*	11,146	508,703
Grand Canyon Education, Inc.*	10,111	161,372
Hillenbrand, Inc.	22,364	499,164
K12, Inc.*	9,190	164,869
Matthews International Corp., Class A	4,014	126,160
National American University Holdings, Inc.	3,205	24,294
Sotheby’s, Inc.	23,958	683,522
Steiner Leisure Ltd.*	5,337	242,246
Strayer Education, Inc.	4,330	420,833
Universal Technical Institute, Inc.*	7,638	97,614

		3,560,866

Hotels, Restaurants & Leisure (3.5%)
AFC Enterprises, Inc.*	8,812	129,536
Ambassadors Group, Inc.	1,196	5,394
Ameristar Casinos, Inc.	11,531	199,371
Biglari Holdings, Inc.*	42	15,466
BJ’s Restaurants, Inc.*	8,536	386,852
Bravo Brio Restaurant Group, Inc.*	44,063	755,680
Buffalo Wild Wings, Inc.*	6,509	439,423
Caribou Coffee Co., Inc.*	69,772	973,319
Carrols Restaurant Group, Inc.*	4,538	52,505
CEC Entertainment, Inc.	7,090	244,250
Cheesecake Factory, Inc.*	20,523	602,350
Churchill Downs, Inc.	1,167	60,836
Country Style Cooking Restaurant Chain Co., Ltd. (ADR)*	66,027	486,619

Cracker Barrel Old Country Store, Inc.	7,692	$387,754
Denny’s Corp.*	25,078	94,293
DineEquity, Inc.*	5,472	230,973
Domino’s Pizza, Inc.*	7,893	267,967
Dunkin’ Brands Group, Inc.*	63,471	1,585,506
Einstein Noah Restaurant Group, Inc.	1,820	28,792
Interval Leisure Group, Inc.*	14,207	193,357
Jack in the Box, Inc.*	872	18,225
Jamba, Inc.*	24,224	31,733
Krispy Kreme Doughnuts, Inc.*	21,039	137,595
Lakes Entertainment, Inc.*	53,886	101,306
Life Time Fitness, Inc.*	13,602	635,894
Morgans Hotel Group Co.*	2,739	16,160
P.F. Chang’s China Bistro, Inc.	125,096	3,866,717
Papa John’s International, Inc.*	6,592	248,387
Peet’s Coffee & Tea, Inc.*	20,087	1,259,053
Pinnacle Entertainment, Inc.*	1,296	13,167
Red Robin Gourmet Burgers, Inc.*	4,169	115,481
Ruth’s Hospitality Group, Inc.*	2,401	11,933
Scientific Games Corp., Class A*	11,024	106,933
Shuffle Master, Inc.*	59,064	692,230
Six Flags Entertainment Corp.	14,801	610,393
Sonic Corp.*	22,098	148,720
Texas Roadhouse, Inc.	21,034	313,407
Town Sports International Holdings, Inc.*	3,037	22,322
Vail Resorts, Inc.	82,233	3,483,390

		18,973,289

Household Durables (0.8%)
American Greetings Corp., Class A	880	11,009
Brookfield Incorporacoes S.A.	382,992	1,016,384
Ethan Allen Interiors, Inc.	3,083	73,098
iRobot Corp.*	88,652	2,646,262
Libbey, Inc.*	7,030	89,562
Skullcandy, Inc.*	1,117	13,985
SodaStream International Ltd.*	13,300	434,777
Universal Electronics, Inc.*	2,010	33,908
Zagg, Inc.*	8,040	56,843

		4,375,828

Internet & Catalog Retail (1.5%)
Blue Nile, Inc.*	79,718	3,258,872
Geeknet, Inc.*	1,542	26,291
HSN, Inc.	14,191	514,566
MakeMyTrip Ltd.*	85,841	2,063,618
Nutrisystem, Inc.	9,506	122,912
Ocado Group plc*	719,734	608,054
Overstock.com, Inc.*	4,221	33,093
Peixe Urbano, Inc. (ADR)*†(b)	10,195	285,284
PetMed Express, Inc.	7,119	73,895
Shutterfly, Inc.*	49,179	1,119,314
U.S. Auto Parts Network, Inc.*	5,340	23,336
Valuevision Media, Inc., Class A*	11,676	21,951

		8,151,186

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.5%)
Brunswick Corp.	31,525	$569,341
Marine Products Corp.*	2,106	10,446
Smith & Wesson Holding Corp.*	6,755	29,452
Sturm Ruger & Co., Inc.	6,684	223,647
Universal Entertainment Corp.	62,500	1,728,758

		2,561,644

Media (1.5%)
Arbitron, Inc.	9,625	331,196
Belo Corp., Class A	9,964	62,773
Cinemark Holdings, Inc.	29,997	554,645
Crown Media Holdings, Inc., Class A*	2,058	2,490
Cumulus Media, Inc., Class A*	2,666	8,905
Digital Domain Media Group, Inc.*	702	4,268
Digital Generation, Inc.*	7,569	90,223
Entravision Communications Corp., Class A	11,354	17,712
Global Sources Ltd.*	3,683	17,863
Knology, Inc.*	9,982	141,745
Lamar Advertising Co., Class A*	95,813	2,634,858
LIN TV Corp., Class A*	779	3,295
Lions Gate Entertainment Corp.*	15,957	132,762
MDC Partners, Inc., Class A	8,895	120,261
Morningstar, Inc.	40,452	2,404,871
National CineMedia, Inc.	19,536	242,246
Nexstar Broadcasting Group, Inc., Class A*	751	5,888
Pandora Media, Inc.*	87,827	879,148
ReachLocal, Inc.*	3,568	22,050
Rentrak Corp.*	3,465	49,480
Sinclair Broadcast Group, Inc., Class A	1,316	14,910
Valassis Communications, Inc.*	15,858	304,949
Value Line, Inc.	550	5,654
World Wrestling Entertainment, Inc., Class A	8,684	80,935

		8,133,127

Multiline Retail (0.0%)
99 Cents Only Stores*	1,981	43,483
Gordmans Stores, Inc.*	1,797	22,588

		66,071

Specialty Retail (2.1%)
Aeropostale, Inc.*	28,703	437,721
America’s Car-Mart, Inc.*	1,542	60,416
ANN, Inc.*	18,449	457,166
Ascena Retail Group, Inc.*	22,330	663,648
Body Central Corp.*	70,129	1,750,420
Buckle, Inc.	9,569	391,085
Cato Corp., Class A	9,905	239,701
Citi Trends, Inc.*	61,047	535,993
Conn’s, Inc.*	454	5,039
Cost Plus, Inc.*	4,267	41,603
Destination Maternity Corp.	3,844	64,272
Express, Inc.*	19,616	391,143
Finish Line, Inc., Class A	5,672	109,384
Francesca’s Holdings Corp.*	39,355	680,841
Genesco, Inc.*	832	51,368

GNC Holdings, Inc., Class A*	8,130	$235,363
hhgregg, Inc.*	403	5,823
Hibbett Sports, Inc.*	23,503	1,061,866
Jos. A. Bank Clothiers, Inc.*	9,832	479,408
Lumber Liquidators Holdings, Inc.*	8,282	146,260
Mattress Firm Holding Corp.*	684	15,862
Men’s Wearhouse, Inc.	3,151	102,124
Monro Muffler Brake, Inc.	10,816	419,553
New York & Co., Inc.*	775	2,061
Pier 1 Imports, Inc.*	10,908	151,948
Rue21, Inc.*	5,341	115,366
Select Comfort Corp.*	43,530	944,166
Systemax, Inc.*	312	5,120
Teavana Holdings, Inc.*	789	14,817
Vitamin Shoppe, Inc.*	8,794	350,705
Winmark Corp.	791	45,380
Zumiez, Inc.*	54,892	1,523,802

		11,499,424

Textiles, Apparel & Luxury Goods (2.0%)
Carter’s, Inc.*	15,088	600,653
Cherokee, Inc.	2,513	29,327
Columbia Sportswear Co.	2,947	137,183
Crocs, Inc.*	32,022	472,965
Delta Apparel, Inc.*	222	4,238
G-III Apparel Group Ltd.*	5,918	147,417
Iconix Brand Group, Inc.*	254,400	4,144,176
Kenneth Cole Productions, Inc., Class A*	972	10,293
Liz Claiborne, Inc.*	1,941	16,751
Maidenform Brands, Inc.*	8,384	153,427
Oxford Industries, Inc.	4,536	204,664
Perry Ellis International, Inc.*	216,350	3,076,497
R.G. Barry Corp.	276	3,334
Steven Madden Ltd.*	13,457	464,267
True Religion Apparel, Inc.*	9,114	315,162
Vera Bradley, Inc.*	6,990	225,428
Warnaco Group, Inc.*	12,100	605,484
Wolverine World Wide, Inc.	17,669	629,723

		11,240,989

Total Consumer Discretionary		71,748,471

Consumer Staples (1.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	2,906	315,475
Coca-Cola Bottling Co. Consolidated	1,633	95,612
Craft Brewers Alliance, Inc.*	1,160	6,983
Heckmann Corp.*	17,381	115,584
National Beverage Corp.*	3,886	62,448
Primo Water Corp.*	3,415	10,382

		606,484

Food & Staples Retailing (0.7%)
Arden Group, Inc., Class A	248	22,323
Casey’s General Stores, Inc.	13,485	694,612
Chefs’ Warehouse, Inc.*	2,001	35,738
Fresh Market, Inc.*	9,977	398,082
Pantry, Inc.*	580	6,943
Pricesmart, Inc.	23,329	1,623,465

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Rite Aid Corp.*	14,540	$18,320
Ruddick Corp.	9,399	400,773
United Natural Foods, Inc.*	17,142	685,852

		3,886,108

Food Products (0.5%)
Alico, Inc.	531	10,285
B&G Foods, Inc.	9,691	233,262
Calavo Growers, Inc.	4,240	108,883
Cal-Maine Foods, Inc.	268	9,801
Darling International, Inc.*	41,653	553,568
Diamond Foods, Inc.	7,852	253,384
Dole Food Co., Inc.*	2,368	20,483
Hain Celestial Group, Inc.*	3,140	115,112
J&J Snack Foods Corp.	5,092	271,302
Lancaster Colony Corp.	6,637	460,210
Lifeway Foods, Inc.*	1,561	15,048
Limoneira Co.	2,744	46,401
Omega Protein Corp.*	668	4,763
Smart Balance, Inc.*	10,077	54,013
Tootsie Roll Industries, Inc.	7,818	185,052
TreeHouse Foods, Inc.*	7,420	485,120

		2,826,687

Household Products (0.1%)
Oil-Dri Corp. of America	297	6,011
Spectrum Brands Holdings, Inc.*	4,711	129,081
WD-40 Co.	5,682	229,610

		364,702

Personal Products (0.4%)
Elizabeth Arden, Inc.*	7,076	262,095
Female Health Co.	6,628	29,892
Inter Parfums, Inc.	41,958	652,867
Medifast, Inc.*	4,911	67,379
Nature’s Sunshine Products, Inc.*	3,968	61,583
Nu Skin Enterprises, Inc., Class A	19,443	944,347
Schiff Nutrition International, Inc.*	1,076	11,513
Synutra International, Inc.*	6,177	31,256
USANA Health Sciences, Inc.*	2,285	69,395

		2,130,327

Tobacco (0.0%)
Star Scientific, Inc.*	33,712	73,492
Vector Group Ltd.	11,623	206,425

		279,917

Total Consumer Staples		10,094,225

Energy (7.1%)
Energy Equipment & Services (1.8%)
Basic Energy Services, Inc.*	8,649	170,385
C&J Energy Services, Inc.*	221,872	4,643,781
Cal Dive International, Inc.*	21,053	47,369
Complete Production Services, Inc.*	27,987	939,244
Dawson Geophysical Co.*	781	30,873
Dril-Quip, Inc.*	12,213	803,860
Geokinetics, Inc.*	3,794	8,157
Global Geophysical Services, Inc.*	116,477	782,725
Gulf Island Fabrication, Inc.	753	21,995

Gulfmark Offshore, Inc., Class A*	1,514	$63,603
ION Geophysical Corp.*	46,338	284,052
Key Energy Services, Inc.*	39,438	610,106
Lufkin Industries, Inc.	10,827	728,765
Matrix Service Co.*	1,525	14,396
Mitcham Industries, Inc.*	2,226	48,616
Newpark Resources, Inc.*	2,197	20,872
OYO Geospace Corp.*	1,556	120,326
Pioneer Drilling Co.*	17,284	167,309
RigNet, Inc.*	2,050	34,317
Tesco Corp.*	8,735	110,410
TETRA Technologies, Inc.*	2,918	27,254
Willbros Group, Inc.*	2,655	9,744

		9,688,159

Oil, Gas & Consumable Fuels (5.3%)
Abraxas Petroleum Corp.*	1,151,779	3,800,871
Alon USA Energy, Inc.	3,088	26,897
Amyris, Inc.*	6,314	72,864
Apco Oil and Gas International, Inc.	3,261	266,489
Approach Resources, Inc.*	6,573	193,312
ATP Oil & Gas Corp.*	15,967	117,517
Berry Petroleum Co., Class A	18,319	769,764
Bill Barrett Corp.*	1,287	43,848
BPZ Resources, Inc.*	8,534	24,237
Callon Petroleum Co.*	14,041	69,784
Carrizo Oil & Gas, Inc.*	13,804	363,735
Cheniere Energy, Inc.*	29,518	256,511
Clayton Williams Energy, Inc.*	2,119	160,790
Clean Energy Fuels Corp.*	17,781	221,551
Cloud Peak Energy, Inc.*	4,494	86,824
Contango Oil & Gas Co.*	4,363	253,839
Crosstex Energy, Inc.	12,939	163,549
CVR Energy, Inc.*	31,288	586,024
Energy XXI Bermuda Ltd.*	26,730	852,152
Evolution Petroleum Corp.*	5,609	45,152
FX Energy, Inc.*	18,782	90,154
GeoResources, Inc.*	2,801	82,097
Gevo, Inc.*	2,100	13,209
GMX Resources, Inc.*	6,904	8,630
Golar LNG Ltd.	14,150	628,968
Goodrich Petroleum Corp.*	9,284	127,469
Gulfport Energy Corp.*	16,138	475,264
Hallador Energy Co.	1,347	13,376
Houston American Energy Corp.*	5,754	70,141
Hyperdynamics Corp.*	55,796	136,700
Isramco, Inc.*	374	33,495
KiOR, Inc., Class A*	2,094	21,317
Kodiak Oil & Gas Corp.*	125,623	1,193,419
Magnum Hunter Resources Corp.*	1,061,892	5,723,598
McMoRan Exploration Co.*	34,721	505,191
Northern Oil and Gas, Inc.*	22,393	536,984
Oasis Petroleum, Inc.*	81,926	2,383,227
Panhandle Oil and Gas, Inc., Class A	2,557	83,895
Patriot Coal Corp.*	30,085	254,820
PetroQuest Energy, Inc.*	4,657	30,736
Rentech, Inc.*	79,931	104,710
Resolute Energy Corp.*	16,497	178,168
Rex Energy Corp.*	86,177	1,271,973

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Rosetta Resources, Inc.*	18,841	$819,584
Solazyme, Inc.*	3,008	35,795
Stone Energy Corp.*	17,359	457,930
Syntroleum Corp.*	30,051	28,849
Targa Resources Corp.	5,870	238,850
Triangle Petroleum Corp.*	7,318	43,688
Uranerz Energy Corp.*	23,031	41,916
Uranium Energy Corp.*	26,755	81,870
Uranium Resources, Inc.*	33,344	24,208
Ur-Energy, Inc.*	29,967	25,742
VAALCO Energy, Inc.*	2,368	14,303
Venoco, Inc.*	2,496	16,898
Voyager Oil & Gas, Inc.*	12,078	31,040
W&T Offshore, Inc.	12,284	260,544
Warren Resources, Inc.*	4,239	13,819
Western Refining, Inc.*	17,500	232,575
Westmoreland Coal Co.*	934	11,909
World Fuel Services Corp.	109,080	4,579,178
Zion Oil & Gas, Inc.*	10,052	22,215

		29,324,164

Total Energy		39,012,323

Financials (4.7%)
Capital Markets (1.4%)
Artio Global Investors, Inc.	10,258	50,059
BGC Partners, Inc., Class A	27,073	160,814
CETIP S.A.	67,194	970,850
Cohen & Steers, Inc.	5,290	152,881
Diamond Hill Investment Group, Inc.	916	67,766
Duff & Phelps Corp., Class A	10,860	157,470
Epoch Holding Corp.	5,259	116,907
Evercore Partners, Inc., Class A	7,409	197,228
Fidus Investment Corp.	291	3,774
Financial Engines, Inc.*	129,254	2,886,242
GAMCO Investors, Inc., Class A	1,522	66,192
Greenhill & Co., Inc.	54,378	1,977,728
HFF, Inc., Class A*	10,357	106,988
ICG Group, Inc.*	960	7,411
Ladenburg Thalmann Financial Services, Inc.*	37,902	93,997
Manning & Napier, Inc.*	1,004	12,540
Pzena Investment Management, Inc., Class A	3,307	14,319
Stifel Financial Corp.*	7,557	242,202
Virtus Investment Partners, Inc.*	1,843	140,086
Westwood Holdings Group, Inc.	2,217	81,031

		7,506,485

Commercial Banks (0.5%)
Arrow Financial Corp.	195	4,571
Bancorp, Inc./Delaware*	5,062	36,598
Bank of the Ozarks, Inc.	1,410	41,778
Bridge Bancorp, Inc.	732	14,567
Bryn Mawr Bank Corp.	885	17,249
Enterprise Financial Services Corp.	769	11,381
First Financial Bankshares, Inc.	4,993	166,916
Hampton Roads Bankshares, Inc.*	3,481	9,538
Home Bancshares, Inc./Arkansas	36,100	935,351

Investors Bancorp, Inc.*	2,379	$32,069
Signature Bank/New York*	16,350	980,836
SVB Financial Group*	3,420	163,100
SY Bancorp, Inc.	682	14,001
Taylor Capital Group, Inc.*	1,355	13,171
Westamerica Bancorp	4,612	202,467

		2,643,593

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	2,479	22,187
Cash America International, Inc.	3,534	164,790
Credit Acceptance Corp.*	2,391	196,731
DFC Global Corp.*	15,427	278,612
EZCORP, Inc., Class A*	16,705	440,511
First Cash Financial Services, Inc.*	11,152	391,324
Imperial Holdings, Inc.*	5,290	9,945
Netspend Holdings, Inc.*	9,145	74,166
World Acceptance Corp.*	5,354	393,519

		1,971,785

Diversified Financial Services (0.2%)
MarketAxess Holdings, Inc.	26,483	797,403
PICO Holdings, Inc.*	22,211	457,103

		1,254,506

Insurance (0.5%)
Amtrust Financial Services, Inc.	1,085	25,769
Crawford & Co., Class B	9,254	57,005
Flagstone Reinsurance Holdings S.A.	1,019	8,448
Greenlight Capital Reinsurance Ltd., Class A*	110,596	2,617,807
Hallmark Financial Services*	1,613	11,275
State Auto Financial Corp.	565	7,678

		2,727,982

Real Estate Investment Trusts (REITs) (1.5%)
Acadia Realty Trust (REIT)	3,073	61,890
AG Mortgage Investment Trust, Inc. (REIT)	310	6,240
Alexander’s, Inc. (REIT)	731	270,492
American Assets Trust, Inc. (REIT)	10,866	222,862
American Campus Communities, Inc. (REIT)	10,690	448,552
American Capital Mortgage Investment Corp. (REIT)	380	7,152
Associated Estates Realty Corp. (REIT)	821	13,095
CBL & Associates Properties, Inc. (REIT)	16,364	256,915
Cogdell Spencer, Inc. (REIT)	4,200	17,850
DuPont Fabros Technology, Inc. (REIT)	7,902	191,386
EastGroup Properties, Inc. (REIT)	4,430	192,616
Equity Lifestyle Properties, Inc. (REIT)	7,470	498,174
Extra Space Storage, Inc. (REIT)	12,922	313,100
FelCor Lodging Trust, Inc. (REIT)*	22,386	68,277

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Getty Realty Corp. (REIT)	4,295	$59,915
Gladstone Commercial Corp. (REIT)	1,683	29,537
Glimcher Realty Trust (REIT)	33,036	303,931
Highwoods Properties, Inc. (REIT)	19,367	574,619
Home Properties, Inc. (REIT)	17,046	981,338
Investors Real Estate Trust (REIT)	5,498	40,108
Kilroy Realty Corp. (REIT)	10,254	390,370
LTC Properties, Inc. (REIT)	1,997	61,627
Mid-America Apartment Communities, Inc. (REIT)	13,034	815,277
National Health Investors, Inc. (REIT)	3,791	166,728
Newcastle Investment Corp. (REIT)	34,593	160,858
Omega Healthcare Investors, Inc. (REIT)	34,057	659,003
Potlatch Corp. (REIT)	7,659	238,272
PS Business Parks, Inc. (REIT)	1,287	71,338
Sabra Health Care REIT, Inc. (REIT)	3,619	43,754
Saul Centers, Inc. (REIT)	2,629	93,119
Strategic Hotels & Resorts, Inc. (REIT)*	15,938	85,587
Tanger Factory Outlet Centers (REIT)	30,603	897,280
Universal Health Realty Income Trust (REIT)	2,206	86,034
Urstadt Biddle Properties, Inc. (REIT), Class A	1,000	18,080
Washington Real Estate Investment Trust (REIT)	5,927	162,104

		8,507,480

Real Estate Management & Development (0.1%)
Altisource Portfolio Solutions S.A.*	10,319	517,807
Tejon Ranch Co.*	5,077	124,285

		642,092

Thrifts & Mortgage Finance (0.1%)
Apollo Residential Mortgage, Inc.	2,079	31,726
BofI Holding, Inc.*	237	3,851
Clifton Savings Bancorp, Inc.	330	3,062
First PacTrust Bancorp, Inc.	30,000	307,500
TrustCo Bank Corp./New York	1,774	9,952
Walker & Dunlop, Inc.*	3,769	47,339
Westfield Financial, Inc.	2,851	20,983

		424,413

Total Financials		25,678,336

Health Care (16.4%)
Biotechnology (3.1%)
Abcam plc	204,076	1,156,795
Achillion Pharmaceuticals, Inc.*	16,622	126,660
Acorda Therapeutics, Inc.*	13,958	332,759
Aegerion Pharmaceuticals, Inc.*	3,156	52,831
Affymax, Inc.*	6,255	41,346
Alkermes plc*	33,750	585,900

Allos Therapeutics, Inc.*	23,088	$32,785
Alnylam Pharmaceuticals, Inc.*	13,212	107,678
AMAG Pharmaceuticals, Inc.*	748	14,145
Amarin Corp. plc (ADR)*	44,252	331,447
Amicus Therapeutics, Inc.*	5,462	18,789
Anacor Pharmaceuticals, Inc.*	3,522	21,836
Anthera Pharmaceuticals, Inc.*	7,262	44,589
Ardea Biosciences, Inc.*	6,014	101,095
Arena Pharmaceuticals, Inc.*	4,661	8,716
ARIAD Pharmaceuticals, Inc.*	46,740	572,565
ArQule, Inc.*	19,026	107,307
Array BioPharma, Inc.*	9,709	20,971
Astex Pharmaceuticals*	1,201	2,270
AVEO Pharmaceuticals, Inc.*	11,235	193,242
AVI BioPharma, Inc.*	47,950	35,723
BioCryst Pharmaceuticals, Inc.*	10,439	25,784
BioMimetic Therapeutics, Inc.*	2,986	8,510
BioSante Pharmaceuticals, Inc.*	39,593	19,880
Biospecifics Technologies Corp.*	1,743	28,969
Biotime, Inc.*	8,585	49,879
Cell Therapeutics, Inc.*	58,522	67,886
Celldex Therapeutics, Inc.*	2,653	6,898
Cepheid, Inc.*	21,969	755,953
Chelsea Therapeutics International Ltd.*	19,165	98,316
Cleveland Biolabs, Inc.*	9,483	27,121
Clovis Oncology, Inc.*	2,806	39,537
Codexis, Inc.*	8,703	46,126
Cubist Pharmaceuticals, Inc.*	21,329	845,055
Curis, Inc.*	19,653	91,976
Cytori Therapeutics, Inc.*	12,825	28,215
DUSA Pharmaceuticals, Inc.*	8,681	38,023
Dyax Corp.*	29,444	40,044
Dynavax Technologies Corp.*	54,093	179,589
Emergent Biosolutions, Inc.*	8,679	146,154
Enzon Pharmaceuticals, Inc.*	1,005	6,733
Exact Sciences Corp.*	13,691	111,171
Exelixis, Inc.*	45,782	216,778
Genomic Health, Inc.*	38,363	974,037
Geron Corp.*	10,591	15,675
GTx, Inc.*	8,136	27,337
Halozyme Therapeutics, Inc.*	29,330	278,928
Horizon Pharma, Inc.*	1,189	4,756
Idenix Pharmaceuticals, Inc.*	5,675	42,250
Immunogen, Inc.*	18,980	219,788
Immunomedics, Inc.*	23,674	78,834
Incyte Corp.*	31,306	469,903
Infinity Pharmaceuticals, Inc.*	6,669	58,954
Inhibitex, Inc.*	16,385	179,252
InterMune, Inc.*	8,829	111,245
Ironwood Pharmaceuticals, Inc.*	135,138	1,617,602
Isis Pharmaceuticals, Inc.*	35,608	256,734
Keryx Biopharmaceuticals, Inc.*	24,692	62,471
Lexicon Pharmaceuticals, Inc.*	21,667	27,950
Ligand Pharmaceuticals, Inc., Class B*	7,059	83,790
MannKind Corp.*	27,627	69,068
Medivation, Inc.*	11,144	513,850
Metabolix, Inc.*	8,914	40,559
Micromet, Inc.*	16,417	118,038
Momenta Pharmaceuticals, Inc.*	16,294	283,353
Nabi Biopharmaceuticals*	15,519	29,176

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Neurocrine Biosciences, Inc.*	12,355	$105,017
NewLink Genetics Corp.*	1,825	12,848
Novavax, Inc.*	24,011	30,254
NPS Pharmaceuticals, Inc.*	30,820	203,104
Nymox Pharmaceutical Corp.*	5,929	48,736
OncoGenex Pharmaceutical, Inc.*	3,429	40,256
Oncothyreon, Inc.*	10,610	80,424
Onyx Pharmaceuticals, Inc.*	22,498	988,787
Opko Health, Inc.*	39,024	191,218
Orexigen Therapeutics, Inc.*	11,251	18,114
Osiris Therapeutics, Inc.*	6,026	32,239
PDL BioPharma, Inc.	40,718	252,452
Peregrine Pharmaceuticals, Inc.*	26,890	27,697
Pharmacyclics, Inc.*	16,434	243,552
PharmAthene, Inc.*	12,632	16,043
Progenics Pharmaceuticals, Inc.*	7,736	66,065
Raptor Pharmaceutical Corp.*	16,732	104,742
Rigel Pharmaceuticals, Inc.*	18,425	145,373
Sangamo BioSciences, Inc.*	18,862	53,568
Savient Pharmaceuticals, Inc.*	18,187	40,557
Sciclone Pharmaceuticals, Inc.*	12,697	54,470
Seattle Genetics, Inc.*	34,209	571,803
SIGA Technologies, Inc.*	12,281	30,948
Spectrum Pharmaceuticals, Inc.*	20,346	297,662
Sunesis Pharmaceuticals, Inc.*	9,304	10,886
Synta Pharmaceuticals Corp.*	8,330	38,901
Targacept, Inc.*	9,871	54,981
Theravance, Inc.*	20,416	451,194
Trius Therapeutics, Inc.*	2,709	19,369
Vanda Pharmaceuticals, Inc.*	9,548	45,448
Vical, Inc.*	23,064	101,712
Zalicus, Inc.*	16,593	20,078
ZIOPHARM Oncology, Inc.*	20,395	89,942
Zogenix, Inc.*	6,561	14,697

		16,854,733

Health Care Equipment & Supplies (3.1%)
Abaxis, Inc.*	8,069	223,269
ABIOMED, Inc.*	11,302	208,748
Accuray, Inc.*	21,543	91,127
Align Technology, Inc.*	21,767	516,422
Analogic Corp.	3,287	188,411
Antares Pharma, Inc.*	31,378	69,032
ArthroCare Corp.*	9,671	306,377
AtriCure, Inc.*	4,953	54,978
Atrion Corp.	554	133,087
Bacterin International Holdings, Inc.*	7,575	21,665
Biolase Technology, Inc.*	2,408	6,188
Cardiovascular Systems, Inc.*	5,006	49,309
Cerus Corp.*	14,915	41,762
Conceptus, Inc.*	10,961	138,547
CryoLife, Inc.*	846	4,061
Cyberonics, Inc.*	10,041	336,374
Delcath Systems, Inc.*	16,751	51,091
DexCom, Inc.*	80,356	748,114
DynaVox, Inc., Class A*	2,493	9,075
Endologix, Inc.*	132,667	1,523,017
Exactech, Inc.*	2,090	34,422
Gen-Probe, Inc.*	29,666	1,753,854
Haemonetics Corp.*	9,141	559,612
Hansen Medical, Inc.*	16,811	43,372

HeartWare International, Inc.*	4,256	$293,664
ICU Medical, Inc.*	1,029	46,305
Insulet Corp.*	33,987	639,975
Integra LifeSciences Holdings Corp.*	6,933	213,744
Invacare Corp.	638	9,755
IRIS International, Inc.*	4,349	40,663
Kensey Nash Corp.*	3,025	58,050
MAKO Surgical Corp.*	11,386	287,041
Masimo Corp.*	18,676	348,961
Medical Action Industries, Inc.*	2,428	12,698
Meridian Bioscience, Inc.	14,524	273,632
Merit Medical Systems, Inc.*	48,401	647,605
Natus Medical, Inc.*	5,529	52,139
Neogen Corp.*	8,219	251,830
Neoprobe Corp.*	33,383	87,463
NuVasive, Inc.*	14,867	187,176
NxStage Medical, Inc.*	41,621	740,021
OraSure Technologies, Inc.*	92,394	841,709
Orthofix International N.V.*	6,384	224,908
Quidel Corp.*	10,176	153,963
Rockwell Medical Technologies, Inc.*	5,711	48,372
RTI Biologics, Inc.*	1,233	5,475
SonoSite, Inc.*	4,944	266,284
Spectranetics Corp.*	11,800	85,196
STAAR Surgical Co.*	85,008	891,734
Stereotaxis, Inc.*	15,633	12,875
STERIS Corp.	21,086	628,785
Symmetry Medical, Inc.*	3,131	25,017
Synergetics USA, Inc.*	7,721	56,981
Synovis Life Technologies, Inc.*	4,120	114,660
Tornier N.V.*	3,755	67,590
TranS1, Inc.*	56,400	105,468
Unilife Corp.*	22,492	70,175
Uroplasty, Inc.*	6,391	27,162
Vascular Solutions, Inc.*	6,135	68,283
Volcano Corp.*	18,589	442,232
West Pharmaceutical Services, Inc.	6,485	246,106
Young Innovations, Inc.	740	21,926
Zeltiq Aesthetics, Inc.*	58,988	670,104
Zoll Medical Corp.*	7,773	491,098

		16,868,739

Health Care Providers & Services (4.0%)
Accretive Health, Inc.*	88,394	2,031,294
Air Methods Corp.*	59,408	5,017,006
Alliance HealthCare Services, Inc.*	8,858	11,161
AMN Healthcare Services, Inc.*	6,437	28,516
Bio-Reference Labs, Inc.*	8,798	143,143
BioScrip, Inc.*	715,628	3,907,329
Capital Senior Living Corp.*	3,105	24,654
CardioNet, Inc.*	2,244	5,318
Centene Corp.*	11,058	437,786
Chemed Corp.	7,058	361,440
Chindex International, Inc.*	1,860	15,847
Corvel Corp.*	2,193	113,400
Emeritus Corp.*	10,944	191,629
Ensign Group, Inc.	5,837	143,007
ExamWorks Group, Inc.*	9,675	91,719

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Hanger Orthopedic Group, Inc.*	6,282	$117,411
Healthspring, Inc.*	13,066	712,620
HMS Holdings Corp.*	134,352	4,296,577
IPC The Hospitalist Co., Inc.*	5,781	264,307
Landauer, Inc.	3,357	172,886
LCA-Vision, Inc.*	60,221	174,641
LHC Group, Inc.*	361	4,632
MedQuist Holdings, Inc.*	63,915	614,862
Metropolitan Health Networks, Inc.*	15,211	113,626
Molina Healthcare, Inc.*	6,059	135,297
MWI Veterinary Supply, Inc.*	10,825	719,213
National Research Corp.	658	25,537
Owens & Minor, Inc.	18,460	513,003
Providence Service Corp.*	827	11,380
PSS World Medical, Inc.*	19,711	476,809
RadNet, Inc.*	10,803	23,010
Select Medical Holdings Corp.*	3,506	29,731
Skilled Healthcare Group, Inc., Class A*	477	2,604
Sunrise Senior Living, Inc.*	15,486	100,349
Team Health Holdings, Inc.*	9,540	210,548
U.S. Physical Therapy, Inc.	4,203	82,715
Vanguard Health Systems, Inc.*	3,734	38,162
WellCare Health Plans, Inc.*	15,098	792,645

		22,155,814

Health Care Technology (1.9%)
athenahealth, Inc.*	87,508	4,298,393
Computer Programs & Systems, Inc.	10,259	524,338
Epocrates, Inc.*	41,153	320,993
HealthStream, Inc.*	43,961	811,080
MedAssets, Inc.*	14,079	130,231
Medidata Solutions, Inc.*	7,539	163,973
Merge Healthcare, Inc.*	647,990	3,142,752
Omnicell, Inc.*	5,573	92,066
Quality Systems, Inc.	13,806	510,684
Transcend Services, Inc.*	15,197	360,625

		10,355,135

Life Sciences Tools & Services (1.1%)
BG Medicine, Inc.*	2,180	10,290
Complete Genomics, Inc.*	3,527	10,334
Enzo Biochem, Inc.*	1,611	3,609
eResearchTechnology, Inc.*	8,750	41,037
Fluidigm Corp.*	65,375	860,335
Harvard Bioscience, Inc.*	652	2,523
Luminex Corp.*	13,330	282,996
Medtox Scientific, Inc.*	2,621	36,825
Pacific Biosciences of California, Inc.*	2,812	7,874
PAREXEL International Corp.*	18,940	392,815
Sequenom, Inc.*	24,193	107,659
Techne Corp.	65,945	4,501,406

		6,257,703

Pharmaceuticals (3.2%)
Acura Pharmaceuticals, Inc.*	3,513	12,260
Akorn, Inc.*	148,762	1,654,233
Alimera Sciences, Inc.*	3,945	4,931
Ampio Pharmaceuticals, Inc.*	6,960	29,719

Auxilium Pharmaceuticals, Inc.*	16,910	$337,016
AVANIR Pharmaceuticals, Inc., Class A*	39,916	81,828
Cadence Pharmaceuticals, Inc.*	17,201	67,944
Columbia Laboratories, Inc.*	21,072	52,680
Corcept Therapeutics, Inc.*	14,570	49,829
Depomed, Inc.*	930,982	4,822,487
Durect Corp.*	27,526	32,481
Endocyte, Inc.*	6,116	22,996
Hi-Tech Pharmacal Co., Inc.*	1,096	42,623
Impax Laboratories, Inc.*	246,871	4,979,388
ISTA Pharmaceuticals, Inc.*	11,813	83,282
Jazz Pharmaceuticals, Inc.*	7,844	303,014
KV Pharmaceutical Co., Class A*	12,240	17,136
Lannett Co., Inc.*	1,683	7,439
MAP Pharmaceuticals, Inc.*	7,834	103,174
Medicines Co.*	10,819	201,666
Medicis Pharmaceutical Corp., Class A	18,067	600,728
Nektar Therapeutics*	25,663	143,584
Neostem, Inc.*	14,201	7,200
Obagi Medical Products, Inc.*	6,569	66,741
Optimer Pharmaceuticals, Inc.*	68,278	835,723
Pacira Pharmaceuticals, Inc.*	2,412	20,864
Pain Therapeutics, Inc.*	13,131	49,898
Par Pharmaceutical Cos., Inc.*	8,967	293,490
Pernix Therapeutics Holdings*	1,483	13,733
Pozen, Inc.*	9,564	37,778
Questcor Pharmaceuticals, Inc.*	18,853	783,908
Sagent Pharmaceuticals, Inc.*	26,413	554,673
Salix Pharmaceuticals Ltd.*	20,781	994,371
Santarus, Inc.*	18,700	61,897
Sucampo Pharmaceuticals, Inc., Class A*	4,180	18,517
Transcept Pharmaceuticals, Inc.*	1,482	11,604
Vivus, Inc.*	31,586	307,963
XenoPort, Inc.*	10,412	39,670

		17,748,468

Total Health Care		90,240,592

Industrials (15.2%)
Aerospace & Defense (0.6%)
AAR Corp.	3,587	68,763
Aerovironment, Inc.*	6,023	189,544
American Science & Engineering, Inc.	3,204	218,224
Astronics Corp.*	3,679	131,745
Cubic Corp.	2,519	109,803
DigitalGlobe, Inc.*	12,456	213,122
GenCorp, Inc.*	15,364	81,736
GeoEye, Inc.*	414	9,199
HEICO Corp.	14,843	868,019
Hexcel Corp.*	29,474	713,566
LMI Aerospace, Inc.*	1,618	28,396
Moog, Inc., Class A*	1,564	68,707
National Presto Industries, Inc.	1,720	160,992
Orbital Sciences Corp.*	8,837	128,402
Taser International, Inc.*	19,522	99,953
Teledyne Technologies, Inc.*	3,624	198,776
Triumph Group, Inc.	1,572	91,883

		3,380,830

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Air Freight & Logistics (1.3%)
Air Transport Services Group, Inc.*	947,235	$4,470,949
Atlas Air Worldwide Holdings, Inc.*	52,163	2,004,624
Forward Air Corp.	10,374	332,487
Hub Group, Inc., Class A*	13,108	425,093
Pacer International, Inc.*	1,541	8,244
Park-Ohio Holdings Corp.*	3,029	54,037

		7,295,434

Airlines (0.1%)
Alaska Air Group, Inc.*	724	54,365
Allegiant Travel Co.*	5,218	278,328

		332,693

Building Products (0.1%)
AAON, Inc.	6,659	136,443
Ameresco, Inc., Class A*	6,268	85,997
Insteel Industries, Inc.	282	3,099
Trex Co., Inc.*	5,465	125,203
USG Corp.*	18,141	184,313

		535,055

Commercial Services & Supplies (2.1%)
A.T. Cross Co., Class A*	285,754	3,223,305
ABM Industries, Inc.	5,251	108,276
American Reprographics Co.*	1,907	8,753
Brink’s Co.	14,299	384,357
Casella Waste Systems, Inc., Class A*	8,103	51,859
Cenveo, Inc.*	10,831	36,825
Clean Harbors, Inc.*	16,661	1,061,806
Consolidated Graphics, Inc.*	2,982	143,971
Covanta Holding Corp.	122,545	1,677,641
Deluxe Corp.	18,246	415,279
Encore Capital Group, Inc.*	5,773	122,734
EnergySolutions, Inc.*	6,115	18,895
EnerNOC, Inc.*	2,637	28,664
Fuel Tech, Inc.*	6,000	39,480
Healthcare Services Group, Inc.	23,557	416,723
Heritage-Crystal Clean, Inc.*	1,624	26,893
Herman Miller, Inc.	20,294	374,424
HNI Corp.	15,834	413,267
InnerWorkings, Inc.*	9,211	85,754
Interface, Inc., Class A	18,596	214,598
Intersections, Inc.	3,258	36,131
Knoll, Inc.	17,141	254,544
McGrath RentCorp	3,643	105,611
Metalico, Inc.*	8,237	27,100
Mine Safety Appliances Co.	9,698	321,198
Mobile Mini, Inc.*	3,386	59,086
Multi-Color Corp.	209	5,378
NL Industries, Inc.	2,192	28,430
Portfolio Recovery Associates, Inc.*	6,081	410,589
Quad/Graphics, Inc.	816	11,702
Rollins, Inc.	22,581	501,750
Standard Parking Corp.*	5,721	102,234
Steelcase, Inc., Class A	3,442	25,677
Swisher Hygiene, Inc.*	30,343	113,483

Sykes Enterprises, Inc.*	1,730	$27,092
Team, Inc.*	6,900	205,275
Tetra Tech, Inc.*	4,473	96,572
TMS International Corp., Class A*	1,836	18,140
TRC Cos., Inc.*	6,193	37,220
U.S. Ecology, Inc.	6,076	114,107
United Stationers, Inc.	9,758	317,721
Viad Corp.	881	15,400
WCA Waste Corp.*	565	3,678

		11,691,622

Construction & Engineering (0.9%)
Argan, Inc.	438	6,662
Dycom Industries, Inc.*	2,091	43,744
Furmanite Corp.*	565,533	3,568,513
MasTec, Inc.*	20,082	348,824
MYR Group, Inc.*	53,276	1,019,703
Primoris Services Corp.	8,271	123,486

		5,110,932

Electrical Equipment (0.9%)
A123 Systems, Inc.*	5,873	9,456
Active Power, Inc.*	28,170	18,592
Acuity Brands, Inc.	15,414	816,942
AZZ, Inc.	4,478	203,480
Belden, Inc.	14,453	480,996
Brady Corp., Class A	1,432	45,208
Broadwind Energy, Inc.*	11,093	7,543
Capstone Turbine Corp.*	815,496	945,975
Coleman Cable, Inc.*	2,883	25,082
EnerSys*	4,885	126,864
Franklin Electric Co., Inc.	7,695	335,194
FuelCell Energy, Inc.*	44,510	38,813
Generac Holdings, Inc.*	3,271	91,686
Global Power Equipment Group, Inc.*	2,795	66,381
II-VI, Inc.*	18,315	336,264
PowerSecure International, Inc.*	1,273	6,301
Preformed Line Products Co.	74	4,415
SatCon Technology Corp.*	32,897	19,742
Thermon Group Holdings, Inc.*	79,578	1,402,164
Valence Technology, Inc.*	11,341	11,114
Vicor Corp.	7,072	56,293

		5,048,505

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	6,402	396,284
Standex International Corp.	849	29,010

		425,294

Machinery (2.7%)
Accuride Corp.*	1,440	10,253
Actuant Corp., Class A	3,790	85,995
Alamo Group, Inc.	158	4,255
Albany International Corp., Class A	1,846	42,679
Altra Holdings, Inc.*	9,617	181,088
Ampco-Pittsburgh Corp.	359	6,943
Blount International, Inc.*	17,426	253,025
Cascade Corp.	166	7,830
Chart Industries, Inc.*	10,439	564,437

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

CIRCOR International, Inc.	3,854	$136,085
CLARCOR, Inc.	17,048	852,230
Colfax Corp.*	8,726	248,516
Columbus McKinnon Corp.*	5,386	68,348
Commercial Vehicle Group, Inc.*	10,241	92,579
Douglas Dynamics, Inc.	3,578	52,310
Dynamic Materials Corp.	48,183	953,060
EnPro Industries, Inc.*	3,184	105,008
ESCO Technologies, Inc.	2,421	69,676
Federal Signal Corp.*	1,819	7,549
Flow International Corp.*	14,785	51,747
Gorman-Rupp Co.	5,480	148,782
Graham Corp.	3,404	76,386
John Bean Technologies Corp.	9,345	143,633
Kadant, Inc.*	1,224	27,675
Lindsay Corp.	4,441	243,766
Meritor, Inc.*	22,435	119,354
Met-Pro Corp.	333	3,010
Middleby Corp.*	6,666	626,871
Mueller Industries, Inc.	1,839	70,654
NN, Inc.*	5,976	35,856
Omega Flex, Inc.*	1,031	14,568
PMFG, Inc.*	6,252	121,977
RBC Bearings, Inc.*	28,087	1,171,228
Sauer-Danfoss, Inc.*	4,129	149,511
Sun Hydraulics Corp.	36,276	849,947
Tennant Co.	6,770	263,150
Titan International, Inc.	252,610	4,915,791
Trimas Corp.*	9,146	164,171
Twin Disc, Inc.	2,998	108,887
Wabash National Corp.*	24,495	192,041
Watts Water Technologies, Inc., Class A	1,016	34,757
Westport Innovations, Inc.*	10,136	336,921
Woodward, Inc.	21,834	893,666
Xerium Technologies, Inc.*	3,935	25,735

		14,531,950

Professional Services (4.0%)
Acacia Research Corp. - Acacia Technologies*	140,036	5,112,714
Advisory Board Co.*	84,105	6,241,432
CDI Corp.	762	10,523
Corporate Executive Board Co.	109,530	4,173,093
CoStar Group, Inc.*	76,398	5,098,039
CRA International, Inc.*	758	15,039
Exponent, Inc.*	4,725	217,208
GP Strategies Corp.*	1,669	22,498
Heidrick & Struggles International, Inc.	585	12,601
Huron Consulting Group, Inc.*	7,442	288,303
ICF International, Inc.*	2,471	61,231
Insperity, Inc.	8,191	207,642
Kforce, Inc.*	9,270	114,299
Korn/Ferry International*	970	16,548
Mistras Group, Inc.*	5,265	134,205
Odyssey Marine Exploration, Inc.*	6,386	17,498
On Assignment, Inc.*	1,519	16,982
Pendrell Corp.*	33,899	86,782
RPX Corp.*	3,677	46,514
TrueBlue, Inc.*	9,260	128,529

		22,021,680

Road & Rail (0.7%)
Avis Budget Group, Inc.*	37,157	$398,323
Celadon Group, Inc.	4,505	53,204
Dollar Thrifty Automotive Group, Inc.*	10,260	720,868
Genesee & Wyoming, Inc., Class A*	14,072	852,482
Heartland Express, Inc.	17,999	257,206
Knight Transportation, Inc.	21,801	340,968
Marten Transport Ltd.	793	14,266
Old Dominion Freight Line, Inc.*	16,844	682,687
Quality Distribution, Inc.*	1,590	17,887
Roadrunner Transportation Systems, Inc.*	304	4,295
Swift Transportation Co.*	8,248	67,963
Werner Enterprises, Inc.	2,257	54,394
Zipcar, Inc.*	38,792	520,589

		3,985,132

Trading Companies & Distributors (1.4%)
Aircastle Ltd.	2,057	26,165
Applied Industrial Technologies, Inc.	15,007	527,796
Beacon Roofing Supply, Inc.*	16,220	328,131
CAI International, Inc.*	4,072	62,953
DXP Enterprises, Inc.*	3,046	98,081
Essex Rental Corp.*	679	2,003
H&E Equipment Services, Inc.*	4,670	62,671
Houston Wire & Cable Co.	6,224	86,016
Interline Brands, Inc.*	1,033	16,084
Kaman Corp.	5,207	142,255
Rush Enterprises, Inc., Class A*	31,900	667,348
TAL International Group, Inc.	7,768	223,641
Textainer Group Holdings Ltd.	4,072	118,577
Titan Machinery, Inc.*	209,913	4,561,409
United Rentals, Inc.*	6,614	195,444
Watsco, Inc.	10,002	656,731

		7,775,305

Transportation Infrastructure (0.3%)
LLX Logistica S.A.*	863,300	1,559,749
Wesco Aircraft Holdings, Inc.*	2,723	38,095

		1,597,844

Total Industrials		83,732,276

Information Technology (20.9%)
Communications Equipment (1.0%)
ADTRAN, Inc.	22,916	691,147
Anaren, Inc.*	642	10,670
Aruba Networks, Inc.*	30,238	560,008
Blue Coat Systems, Inc.*	5,721	145,599
Calix, Inc.*	13,455	87,054
Dialogic, Inc.*	5,275	6,330
Digi International, Inc.*	1,546	17,253
Extreme Networks, Inc.*	8,891	25,962
Finisar Corp.*	31,956	535,103
Globecomm Systems, Inc.*	5,607	76,704
Harmonic, Inc.*	8,638	43,536
Infinera Corp.*	2,540	15,951
InterDigital, Inc.	16,080	700,606
Ixia*	13,817	145,217

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

KVH Industries, Inc.*	137	$1,066
Loral Space & Communications, Inc.*	284	18,426
Meru Networks, Inc.*	3,826	15,801
NETGEAR, Inc.*	12,965	435,235
Numerex Corp., Class A*	3,582	29,480
Oplink Communications, Inc.*	59,420	978,647
Plantronics, Inc.	4,135	147,371
Powerwave Technologies, Inc.*	11,289	23,481
Procera Networks, Inc.*	5,029	78,352
ShoreTel, Inc.*	113,313	722,937
Sonus Networks, Inc.*	6,147	14,753
Ubiquiti Networks, Inc.*	636	11,594
ViaSat, Inc.*	4,783	220,592

		5,758,875

Computers & Peripherals (0.9%)
3D Systems Corp.*	14,786	212,918
Dot Hill Systems Corp.*	4,427	5,888
Electronics for Imaging, Inc.*	1,138	16,217
Immersion Corp.*	9,488	49,148
Novatel Wireless, Inc.*	1,176	3,681
OCZ Technology Group, Inc.*	18,417	121,736
Quantum Corp.*	1,384,434	3,322,642
Silicon Graphics International Corp.*	11,091	127,103
STEC, Inc.*	13,008	111,739
Stratasys, Inc.*	7,454	226,676
Super Micro Computer, Inc.*	9,608	150,653
Synaptics, Inc.*	11,386	343,288

		4,691,689

Electronic Equipment, Instruments & Components (2.2%)
Aeroflex Holding Corp.*	7,061	72,305
Anixter International, Inc.*	5,322	317,404
Badger Meter, Inc.	4,408	129,727
Brightpoint, Inc.*	10,401	111,915
Cognex Corp.	12,008	429,766
Coherent, Inc.*	5,973	312,209
Daktronics, Inc.	2,488	23,810
DDi Corp.	1,763	16,449
DTS, Inc.*	6,218	169,378
Echelon Corp.*	12,569	61,211
Electro Rent Corp.	2,857	48,998
Electro Scientific Industries, Inc.*	792	11,468
eMagin Corp.*	6,137	22,707
Fabrinet*	7,272	99,481
FARO Technologies, Inc.*	38,938	1,791,148
FEI Co.*	12,689	517,457
InvenSense, Inc.*	1,648	16,414
Kemet Corp.*	806	5,682
LeCroy Corp.*	5,811	48,871
Littelfuse, Inc.	7,070	303,869
Maxwell Technologies, Inc.*	81,432	1,322,456
Measurement Specialties, Inc.*	5,326	148,915
Microvision, Inc.*	38,746	13,952
MTS Systems Corp.	5,585	227,589
Multi-Fineline Electronix, Inc.*	606	12,453
NeoPhotonics Corp.*	76,591	350,787
Newport Corp.*	4,288	58,360
OSI Systems, Inc.*	5,248	255,997
Plexus Corp.*	11,386	311,749

Power-One, Inc.*	22,987	$89,879
Pulse Electronics Corp.	15,036	42,101
RealD, Inc.*	14,563	115,630
Rofin-Sinar Technologies, Inc.*	4,793	109,520
Rogers Corp.*	1,918	70,697
Scansource, Inc.*	1,389	50,004
TTM Technologies, Inc.*	344,775	3,778,734
Universal Display Corp.*	13,702	502,726
Viasystems Group, Inc.*	166	2,809
Zygo Corp.*	914	16,132

		11,990,759

Internet Software & Services (6.2%)
Active Network, Inc.*	4,363	59,337
Ancestry.com, Inc.*	11,284	259,081
Angie’s List, Inc.*	155,447	2,502,697
Bankrate, Inc.*	120,948	2,600,382
Carbonite, Inc.*	52,725	585,248
comScore, Inc.*	69,356	1,470,347
Constant Contact, Inc.*	28,915	671,117
Cornerstone OnDemand, Inc.*	67,476	1,230,762
DealerTrack Holdings, Inc.*	12,578	342,876
Demand Media, Inc.*	2,865	19,052
Dice Holdings, Inc.*	17,328	143,649
Digital River, Inc.*	1,761	26,450
Envestnet, Inc.*	6,781	81,101
FriendFinder Networks, Inc.*	1,885	1,414
InfoSpace, Inc.*	1,609	17,683
Internap Network Services Corp.*	16,001	95,046
IntraLinks Holdings, Inc.*	11,472	71,585
j2 Global, Inc.	16,344	459,920
Keynote Systems, Inc.	5,181	106,418
Limelight Networks, Inc.*	20,657	61,145
Liquidity Services, Inc.*	45,152	1,666,109
LivePerson, Inc.*	89,089	1,118,067
LogMeIn, Inc.*	7,199	277,521
LoopNet, Inc.*	5,831	106,591
Marchex, Inc., Class B	3,063	19,144
MercadoLibre, Inc.	36,959	2,939,719
Move, Inc.*	14,094	89,074
NIC, Inc.	87,267	1,161,524
OpenTable, Inc.*	70,576	2,761,639
Openwave Systems, Inc.*	9,850	15,563
Perficient, Inc.*	6,141	61,471
Quepasa Corp.*	2,490	8,267
QuinStreet, Inc.*	1,281	11,990
Responsys, Inc.*	92,590	823,125
RightNow Technologies, Inc.*	8,739	373,417
Saba Software, Inc.*	10,284	81,141
SciQuest, Inc.*	4,357	62,174
Sohu.com, Inc.*	23,100	1,155,000
SPS Commerce, Inc.*	2,980	77,331
Stamps.com, Inc.*	3,723	97,282
support.com, Inc.*	11,144	25,074
TechTarget, Inc.*	3,774	22,040
Travelzoo, Inc.*	1,995	49,037
ValueClick, Inc.*	28,018	456,413
Velti plc*	86,100	585,480
VistaPrint N.V.*	41,164	1,259,618
Vocus, Inc.*	41,317	912,693
Web.com Group, Inc.*	459,684	5,263,382
Workday, Inc.*(b)†	14,106	158,989

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

XO Group, Inc.*	5,576	$46,504
Youku, Inc. (ADR)*	60,930	954,773
Zillow, Inc.*	18,369	412,935
Zix Corp.*	23,764	67,014

		33,925,411

IT Services (1.2%)
CACI International, Inc., Class A*	636	35,565
Cardtronics, Inc.*	15,279	413,450
Cass Information Systems, Inc.	3,337	121,448
Computer Task Group, Inc.*	3,722	52,406
CSG Systems International, Inc.*	5,962	87,701
Echo Global Logistics, Inc.*	40,938	661,149
ExlService Holdings, Inc.*	5,784	129,388
Forrester Research, Inc.*	5,225	177,336
Hackett Group, Inc.*	6,982	26,113
Heartland Payment Systems, Inc.	13,642	332,319
Higher One Holdings, Inc.*	10,932	201,586
iGATE Corp.*	11,072	174,162
Jack Henry & Associates, Inc.	30,711	1,032,197
Lionbridge Technologies, Inc.*	21,700	49,693
MAXIMUS, Inc.	12,291	508,233
MoneyGram International, Inc.*	3,421	60,723
NCI, Inc., Class A*	384	4,474
PRGX Global, Inc.*	6,846	40,734
Sapient Corp.	38,732	488,023
ServiceSource International, Inc.*	30,070	471,798
Syntel, Inc.	5,441	254,475
TeleTech Holdings, Inc.*	9,137	148,019
TNS, Inc.*	8,994	159,374
Unisys Corp.*	6,421	126,558
Virtusa Corp.*	5,375	77,830
Wright Express Corp.*	13,712	744,287

		6,579,041

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Analogic Technologies, Inc.*	3,361	19,427
Amtech Systems, Inc.*	3,196	27,198
Applied Micro Circuits Corp.*	18,785	126,235
ATMI, Inc.*	701	14,041
AXT, Inc.*	4,782	19,941
Cabot Microelectronics Corp.*	1,920	90,720
Cavium, Inc.*	17,176	488,314
CEVA, Inc.*	28,755	870,126
Cirrus Logic, Inc.*	259,028	4,105,594
Cymer, Inc.*	2,705	134,601
Diodes, Inc.*	12,471	265,632
Entegris, Inc.*	15,634	136,407
Entropic Communications, Inc.*	30,696	156,857
Exar Corp.*	1,567	10,185
GT Advanced Technologies, Inc.*	44,545	322,506
Hittite Microwave Corp.*	11,145	550,340
Inphi Corp.*	90,007	1,076,484
Integrated Device Technology, Inc.*	33,705	184,029
Intermolecular, Inc.*	19,275	165,379
IXYS Corp.*	275,696	2,985,788
Kopin Corp.*	9,128	35,417
Lattice Semiconductor Corp.*	13,090	77,755
LTX-Credence Corp.*	9,680	51,788

MaxLinear, Inc., Class A*	59,984	$284,924
Micrel, Inc.	18,075	182,738
Microsemi Corp.*	30,613	512,768
Mindspeed Technologies, Inc.*	6,661	30,507
MIPS Technologies, Inc.*	13,440	59,942
Monolithic Power Systems, Inc.*	8,319	125,367
MoSys, Inc.*	11,573	48,607
Netlogic Microsystems, Inc.*	24,273	1,203,213
NVE Corp.*	1,672	92,846
OmniVision Technologies, Inc.*	16,397	200,617
PDF Solutions, Inc.*	7,641	53,258
Pericom Semiconductor Corp.*	1,127	8,576
Power Integrations, Inc.	10,207	338,464
Rambus, Inc.*	34,710	262,061
RDA Microelectronics, Inc. (ADR)*	117,500	1,284,275
RF Micro Devices, Inc.*	9,964	53,806
Rubicon Technology, Inc.*	6,278	58,950
Semtech Corp.*	23,159	574,806
Silicon Image, Inc.*	22,454	105,534
Tessera Technologies, Inc.*	117,700	1,971,475
TriQuint Semiconductor, Inc.*	57,963	282,280
Ultra Clean Holdings, Inc.*	8,306	50,750
Ultratech, Inc.*	150,182	3,689,972
Veeco Instruments, Inc.*	10,048	208,998
Volterra Semiconductor Corp.*	62,163	1,591,994

		25,191,492

Software (4.8%)
ACI Worldwide, Inc.*	11,902	340,873
Actuate Corp.*	12,298	72,066
Advent Software, Inc.*	11,614	282,917
Allot Communications Ltd.*	64,458	979,762
American Software, Inc., Class A	8,194	77,433
Aspen Technology, Inc.*	30,042	521,229
Blackbaud, Inc.	15,764	436,663
Bottomline Technologies, Inc.*	12,744	295,278
BroadSoft, Inc.*	7,972	240,754
Callidus Software, Inc.*	10,624	68,206
CommVault Systems, Inc.*	15,645	668,354
Concur Technologies, Inc.*	15,851	805,072
Convio, Inc.*	95,307	1,054,095
Deltek, Inc.*	7,815	76,743
DemandTec, Inc.*	11,507	151,547
Digimarc Corp.*	2,203	52,630
Ebix, Inc.	6,902	152,534
Ellie Mae, Inc.*	2,834	16,012
EPIQ Systems, Inc.	883	10,614
Fair Isaac Corp.	7,371	264,177
FalconStor Software, Inc.*	10,795	27,851
Glu Mobile, Inc.*	16,586	52,080
Guidance Software, Inc.*	5,043	32,679
Imperva, Inc.*	25,634	892,320
Interactive Intelligence Group, Inc.*	5,106	117,029
JDA Software Group, Inc.*	2,842	92,052
Jive Software, Inc.*	1,000	16,000
Kenexa Corp.*	9,348	249,592
Magma Design Automation, Inc.*	23,953	171,983
Manhattan Associates, Inc.*	7,274	294,452
Mentor Graphics Corp.*	15,102	204,783
MicroStrategy, Inc., Class A*	2,846	308,279

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Mitek Systems, Inc.*	73,700	$534,325
Monotype Imaging Holdings, Inc.*	12,773	199,131
Motricity, Inc.*	12,453	11,208
NetQin Mobile, Inc. (ADR)*	91,417	481,768
NetScout Systems, Inc.*	13,373	235,365
NetSuite, Inc.*	104,868	4,252,397
Opnet Technologies, Inc.	5,160	189,217
Parametric Technology Corp.*	42,286	772,142
Pegasystems, Inc.	5,964	175,342
Progress Software Corp.*	14,115	273,125
PROS Holdings, Inc.*	7,701	114,591
QAD, Inc., Class A*	1,912	20,076
QAD, Inc., Class B*	478	4,947
QLIK Technologies, Inc.*	25,032	605,774
Quest Software, Inc.*	6,128	113,981
RealPage, Inc.*	10,707	270,566
S1 Corp.*	2,570	24,595
SeaChange International, Inc.*	4,809	33,807
SolarWinds, Inc.*	20,253	566,071
Solera Holdings, Inc.	50,537	2,250,918
Sourcefire, Inc.*	39,185	1,268,810
SRS Labs, Inc.*	4,417	25,398
SuccessFactors, Inc.*	29,640	1,181,747
Synchronoss Technologies, Inc.*	24,232	732,049
Take-Two Interactive Software, Inc.*	26,049	352,964
Taleo Corp., Class A*	14,559	563,288
Tangoe, Inc.*	2,530	38,962
TeleCommunication Systems, Inc., Class A*	6,664	15,660
TeleNav, Inc.*	5,526	43,158
TiVo, Inc.*	42,279	379,243
Tyler Technologies, Inc.*	10,588	318,805
Ultimate Software Group, Inc.*	9,164	596,760
VASCO Data Security International, Inc.*	9,666	63,022
Verint Systems, Inc.*	7,572	208,533
VirnetX Holding Corp.*	14,394	359,418
Wave Systems Corp., Class A*	28,877	62,663
Websense, Inc.*	14,204	266,041

		26,631,926

Total Information Technology		114,769,193

Materials (4.4%)
Chemicals (1.8%)
A. Schulman, Inc.	638	13,513
American Vanguard Corp.	1,255	16,742
Balchem Corp.	10,269	416,305
Calgon Carbon Corp.*	15,896	249,726
Chemtura Corp.*	21,187	240,261
Flotek Industries, Inc.*	65,421	651,593
FutureFuel Corp.	2,397	29,771
H.B. Fuller Co.	1,127	26,045
Hawkins, Inc.	3,104	114,413
Innophos Holdings, Inc.	7,682	373,038
Innospec, Inc.*	7,577	212,686
Intrepid Potash, Inc.*	64,610	1,462,124
KMG Chemicals, Inc.	2,251	38,875
Koppers Holdings, Inc.	30,262	1,039,802

Kraton Performance Polymers, Inc.*	9,982	$202,635
LSB Industries, Inc.*	6,590	184,718
NewMarket Corp.	3,211	636,131
Olin Corp.	17,000	334,050
Omnova Solutions, Inc.*	16,180	74,590
PolyOne Corp.	23,880	275,814
Quaker Chemical Corp.	3,464	134,715
Rockwood Holdings, Inc.*	76,158	2,998,340
Senomyx, Inc.*	14,042	48,866
TPC Group, Inc.*	3,056	71,297
Zep, Inc.	7,892	110,330

		9,956,380

Construction Materials (0.4%)
Eagle Materials, Inc.	88,093	2,260,466
United States Lime & Minerals, Inc.*	189	11,361

		2,271,827

Containers & Packaging (0.0%)
AEP Industries, Inc.*	1,570	44,196
Graphic Packaging Holding Co.*	49,834	212,293
Myers Industries, Inc.	813	10,032

		266,521

Metals & Mining (2.1%)
AMCOL International Corp.	8,604	231,017
Coeur d’Alene Mines Corp.*	2,106	50,839
General Moly, Inc.*	24,345	75,226
Globe Specialty Metals, Inc.	165,483	2,215,817
Gold Resource Corp.	10,020	212,925
Golden Minerals Co.*	9,274	53,882
Handy & Harman Ltd.*	305	3,020
Haynes International, Inc.	3,384	184,766
Hecla Mining Co.	99,308	519,381
Horsehead Holding Corp.*	779	7,019
Kaiser Aluminum Corp.	2,499	114,654
Lynas Corp., Ltd.*	3,243,878	3,467,141
Materion Corp.*	24,199	587,552
Metals USA Holdings Corp.*	4,076	45,855
Midway Gold Corp.*	29,933	63,159
Noranda Aluminum Holding Corp.	8,083	66,685
Paramount Gold and Silver Corp.*	41,953	89,780
Revett Minerals, Inc.*	4,724	22,297
RTI International Metals, Inc.*	1,467	34,049
Schnitzer Steel Industries, Inc., Class A	64,200	2,714,376
Stillwater Mining Co.*	40,753	426,276
SunCoke Energy, Inc.*	2,097	23,486
U.S. Gold Corp.*	37,858	127,203
Vista Gold Corp.*	4,003	12,289
Worthington Industries, Inc.	12,831	210,172

		11,558,866

Paper & Forest Products (0.1%)
Deltic Timber Corp.	3,868	233,589
Neenah Paper, Inc.	2,757	61,536

		295,125

Total Materials		24,348,719

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
8x8, Inc.*	22,179	$70,307
AboveNet, Inc.*	8,258	536,853
Alaska Communications Systems Group, Inc.	3,515	10,580
Atlantic Tele-Network, Inc.	818	31,943
Boingo Wireless, Inc.*	1,544	13,278
Cbeyond, Inc.*	10,115	81,021
Cincinnati Bell, Inc.*	20,163	61,094
Cogent Communications Group, Inc.*	90,996	1,536,923
Consolidated Communications Holdings, Inc.	7,494	142,761
Fairpoint Communications, Inc.*	469	2,031
General Communication, Inc., Class A*	14,709	144,001
HickoryTech Corp.	4,884	54,115
IDT Corp., Class B	4,560	42,773
inContact, Inc.*	9,873	43,737
Iridium Communications, Inc.*	1,733	13,361
Lumos Networks Corp.	5,340	81,916
SureWest Communications	289	3,477
Towerstream Corp.*	14,914	31,319
Vonage Holdings Corp.*	21,203	51,947

		2,953,437

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	4,556	42,325
NTELOS Holdings Corp.	5,340	108,829
Shenandoah Telecommunications Co.	8,521	89,300

		240,454

Total Telecommunication Services		3,193,891

Utilities (1.2%)
Electric Utilities (1.2%)
Brookfield Infrastructure Partners LP	229,595	$6,359,782
Otter Tail Corp.	647	14,247

		6,374,029

Gas Utilities (0.0%)
South Jersey Industries, Inc.	1,918	108,962

Independent Power Producers & Energy Traders (0.0%)
Atlantic Power Corp.	2,932	41,927
Genie Energy Ltd., Class B	4,560	36,161

		78,088

Water Utilities (0.0%)
Pennichuck Corp.	885	25,515

Total Utilities		6,586,594

Total Common Stocks (85.4%) (Cost $474,258,105)		469,404,620

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 10/14/13* (Cost $—)	105,185	—

Total Investments (85.4%)
(Cost $474,258,105)		469,404,620
Other Assets Less Liabilities (14.6%)		80,508,783

Net Assets (100%)		$549,913,403

*	Non-income producing.
†	Securities (totaling $982,804 or 0.2% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$141,446,857	$110,821,609	$252,268,466	$—	$101,617	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	987	March-12	$72,399,734	$72,919,560	$519,826

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$68,587,844	$2,336,812	$823,815	$71,748,471
Consumer Staples	10,094,225	–	–	10,094,225
Energy	39,012,323	–	–	39,012,323
Financials	25,678,336	–	–	25,678,336
Health Care	89,083,797	1,156,795	–	90,240,592
Industrials	83,732,276	–	–	83,732,276
Information Technology	113,919,057	691,147	158,989	114,769,193
Materials	20,881,578	3,467,141	–	24,348,719
Telecommunication Services	3,193,891	–	–	3,193,891
Utilities	6,586,594	–	–	6,586,594
Futures	519,826	–	–	519,826
Warrants
Energy	–	–	–	–

Total Assets	$461,289,747	$7,651,895	$982,804	$469,924,446

Total Liabilities	$–	$–	$–	$–

Total	$461,289,747	$7,651,895	$982,804	$469,924,446

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stocks - Consumer Discretionary	Investments in Common Stocks - Information Technology	Investments in Corporate Bonds - Financials

Balance as of 12/31/10	$28,288	$—	$4,480
Total gains or losses (realized/unrealized) included in earnings	(155,348)	(28,057)	(1,738)
Purchases	969,194	187,046	—
Sales	(18,319)	—	(2,742)
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 12/31/11	$823,815	158,989	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$(145,379)	$(28,057)	$—

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	519,826	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$519,826

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	6,576	—	6,576
Credit contracts	—	—	—	—	—
Equity contracts	—	(36,619,838)	—	—	(36,619,838)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(36,619,838)	$6,576	$—	$(36,613,262)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,265,690)	—	—	(3,265,690)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,265,690)	$—	$—	$(3,265,690)

The Portfolio held forward foreign currency contract with an average settlement value of approximately $417,000 and futures contracts with an average notional balance of approximately $114,411,000 during the year ended December 31, 2011.

^ The Portfolio held forward foreign currency contract and futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$741,017,976
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$787,923,551

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$66,889,692
Aggregate gross unrealized depreciation	(72,554,564)

Net unrealized depreciation	$(5,664,872)

Federal income tax cost of investments	$475,069,492

For the year ended December 31, 2011, the Portfolio incurred approximately $1,167 as brokerage commissions with Citation Financial Group, $124 with Bank of America and $1,251 with Sanford C. Bernstein & Co., LLC., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $129,529,974, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $65,697,105 during 2011.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $474,258,105)	$469,404,620
Cash	72,937,008
Cash held as collateral at broker	8,105,000
Receivable for securities sold	740,005
Dividends, interest and other receivables	180,689
Receivable from Separate Accounts for Trust shares sold	76,592
Receivable from investment sub-advisor	7,861
Other assets	220

Total assets	551,451,995

LIABILITIES
Investment management fees payable	396,948
Payable to Separate Accounts for Trust shares redeemed	365,863
Payable for securities purchased	300,071
Variation margin payable on futures contracts	276,360
Administrative fees payable	99,878
Distribution fees payable - Class B	54,286
Trustees’ fees payable	129
Accrued expenses	45,057

Total liabilities	1,538,592

NET ASSETS	$549,913,403

Net assets were comprised of:
Paid in capital	$692,613,688
Accumulated undistributed net investment income (loss)	442,240
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(138,808,846)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,333,679)

Net assets	$549,913,403

Class A
Net asset value, offering and redemption price per share, $66,178 / 8,807 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.51

Class B
Net asset value, offering and redemption price per share, $256,026,136 / 34,397,663 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.44

Class K
Net asset value, offering and redemption price per share, $293,821,089 / 39,099,142 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.51

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($101,617 of dividend income received from affiliates) (net of $7,203 foreign withholding tax)	$2,731,195
Interest	36,584

Total income	2,767,779

EXPENSES
Investment management fees	5,693,299
Administrative fees	1,037,254
Distribution fees - Class B	769,293
Custodian fees	85,900
Printing and mailing expenses	47,825
Professional fees	39,162
Trustees’ fees	9,401
Miscellaneous	13,035

Gross expenses	7,695,169
Less: Reimbursement from sub-advisor	(60,877)
Fees paid indirectly	(143,450)

Net expenses	7,490,842

NET INVESTMENT INCOME (LOSS)	(4,723,063)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	103,445,536
Futures	(36,619,838)
Foreign currency transactions	(171,236)

Net realized gain (loss)	66,654,462

Change in unrealized appreciation (depreciation) on:
Securities	(165,933,580)
Futures	(3,265,690)
Foreign currency translations	(19)

Net change in unrealized appreciation (depreciation)	(169,199,289)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(102,544,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(107,267,890)

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,723,063)		$(3,682,611)
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	66,654,462		103,606,124
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(169,199,289)		62,054,477

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,267,890)		161,977,990

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 804,343 and 3,981,400 shares, respectively ]	7,307,881		28,665,711
Capital shares repurchased [ (44,933,211) and (5,230,783) shares, respectively ]	(342,406,037	)(z)	(39,243,955)

Total Class A transactions	(335,098,156)		(10,578,244)

Class B
Capital shares sold [ 4,715,145 and 6,530,272 shares, respectively ]	40,115,223		48,983,735
Capital shares repurchased [ (9,366,724) and (9,881,910) shares, respectively ]	(79,704,201)		(72,379,956)

Total Class B transactions	(39,588,978)		(23,396,221)

Class K†
Capital shares sold [ 43,104,091 and 0 shares, respectively ]	325,259,808	(z)	—
Capital shares repurchased [ (4,004,949) and 0 shares, respectively ]	(29,994,447)		—

Total Class K transactions	295,265,361		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(79,421,773)		(33,974,465)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,689,663)		128,003,525
NET ASSETS:
Beginning of year	736,603,066		608,599,541

End of year (a)	$549,913,403		$736,603,066

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$442,240		$94,294

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Small Cap Growth Portfolio exchanged approximately 42,444,072 Class A shares for approximately 42,444,072 Class K shares. This exchange amounted to approximately $320,402,236.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (d)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					January 22, 2008* to December 31, 2008
Class A	2011		2010		2009
Net asset value, beginning of period	$8.88		$6.95		$5.15	$7.61

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(e)	(0.03	)(e)	0.01 (e)	(0.04	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.31)		1.96		1.79	(2.39)

Total from investment operations	(1.37)		1.93		1.80	(2.43)

Less distributions:
Distributions from net realized gains	—		—		—	(0.03)

Net asset value, end of period	$7.51		$8.88		$6.95	$5.15

Total return (b)	(15.43)%		27.77%		34.95%	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$66		$391,893		$315,379	$367,823
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.02%		1.04%		0.75%	1.30	%(c)
After waivers, reimbursements and fees paid indirectly (a)	1.00%		1.03%		0.75%	1.30	%(c)
Before waivers, reimbursements and fees paid indirectly (a)	1.03%		1.05%		1.07%	1.35	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.69)%		(0.47)%		0.15%	(0.59)%
After waivers, reimbursements and fees paid indirectly (a)	(0.67)%		(0.46)%		0.15%	(0.59)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.70)%		(0.47)%		(0.17)%	(0.64)%
Portfolio turnover rate	137	%(f)	44%		116%	98%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.83		$6.92		$5.13		$8.91		$9.52

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	(0.05	)(e)	(0.01	)(e)	(0.06	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.32)		1.96		1.80		(3.69)		0.33

Total from investment operations	(1.39)		1.91		1.79		(3.75)		0.31

Less distributions:
Distributions from net realized gains	—		—		—		(0.03)		(0.92)

Net asset value, end of year	$7.44		$8.83		$6.92		$5.13		$8.91

Total return	(15.74)%		27.60%		34.89%		(42.21)%		3.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$256,026		$344,710		$293,221		$207,749		$392,037
Ratio of expenses to average net assets:
After waivers and reimbursements	1.27	%(c)	1.29%		1.32%		1.53%		1.47%
After waivers, reimbursements and fees paid indirectly	1.25%		1.28	%(c)	1.14%		1.48%		1.27%
Before waivers, reimbursements and fees paid indirectly	1.28%		1.30%		1.32%		1.53%		1.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.86)%		(0.71)%		(0.42)%		(0.90)%		(0.39)%
After waivers, reimbursements and fees paid indirectly	(0.84)%		(0.71)%		(0.24)%		(0.85)%		(0.19)%
Before waivers, reimbursements and fees paid indirectly	(0.87)%		(0.72)%		(0.42)%		(0.90)%		(0.46)%
Portfolio turnover rate	137	%(f)	44%		116%		98%		177%

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (d)

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.40

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.12

Total from investment operations	0.11

Net asset value, end of period	$7.51

Total return (b)	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$293,821
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.04%
After waivers, reimbursements and fees paid indirectly (a)	1.02%
Before waivers, reimbursements and fees paid indirectly(a)	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.42)%
After waivers, reimbursements and fees paid indirectly (a)	(0.40)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.42)%
Portfolio turnover rate	137	%(f)
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Higher rate than normal due to advisor changes during the year.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	Franklin Advisory Service, LLC

➢	Horizon Asset Management, LLC

➢	Pacific Global Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class A Shares*	(8.79)%	(4.06)%	3.30%	4.40%
Portfolio – Class B Shares	(9.01)	(4.32)	3.05	4.22
Portfolio – Class K Shares***	(8.88)	(4.29)	3.07	4.23
Russell 2000® Value Index	(5.50)	(1.87)	6.40	6.46
Volatility Managed Index – Small Cap Value 2000	(9.34)	0.89	6.71	5.96

*    Date of inception 10/2/02. Returns shown for Class A shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

**   Date of inception 1/1/98.

***  Date of inception 8/26/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to B Shares,
Class K shares are not subject to any 12b-1 fees.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (8.79)% for the year ended December 31, 2011. The Portfolio’s benchmark, the Russell 2000® Value Index, returned (5.50)%, and the Volatility Managed Index – Small Cap Value 2000 returned (9.34)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark. In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, the Portfolio employs a futures and options strategy to tactically manage equity exposure based on the level of volatility in the market.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, small capitalization U.S. value equities, as measured by the Russell 2000® Value Index, posted a negative return. For the benchmark, only three of the ten sectors posted positive returns, led by Utilities and Health Care, while Energy and Telecommunication Services were the worst.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its benchmark.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the Energy, Industrials and Consumer Discretionary sectors was the largest contributor to performance for the year.

•	Exposure to Conn’s Inc., a regional electronics and appliances retailer (Consumer Discretionary sector) which the benchmark held very little of, was a primary contributor to overall performance.

•	Other individual holdings contributing to performance were Mitcham Industries (Energy sector), Valhi Inc. (Materials sector), and America Service Group Inc. (Health Care sector).

What hurt performance during the year:

•	An underweight position relative to the benchmark in the Utilities sector was a major detractor to the Portfolio’s performance.

•	Security selection within the Financials sector detracted from performance. Specifically, Value Partners GP was the largest individual stock detractor in the Portfolio.

•	Consumer Discretionary sector companies Dreamworks Animation and Promotora de Informaciones were two major detractors, as was Industrials sector holding Vitran Corporation Inc.

•

The Portfolio’s use of futures to reduce equity exposure during high volatility periods in the third and fourth quarters helped reduce the Portfolio’s risk profile, but detracted from returns when the market experienced rallies, resulting in underperformance relative to the benchmark for the year as a whole.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/11	% of Net Assets
Financials	26.1%
Industrials	19.4
Consumer Discretionary	16.4
Energy	8.6
Materials	5.3
Information Technology	5.0
Health Care	3.0
Utilities	2.8
Consumer Staples	2.3
Telecommunication Services	0.9
Investment Company	0.6
Cash and Other	9.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on August 26, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$859.57	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.03	5.23
Class B
Actual	1,000.00	858.18	6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.73	6.54
Class K†
Actual	1,000.00	1,049.26	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.97	5.29

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 1.03%, 1.28% and 1.04%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 128/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 8/26/2011.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.4%)
Auto Components (2.5%)
American Axle & Manufacturing Holdings, Inc.*	23,501	$232,425
Amerigon, Inc.*	320,000	4,563,200
Autoliv, Inc.	34,336	1,836,633
Dana Holding Corp.*	3,955	48,053
Drew Industries, Inc.*	30,742	754,101
Exide Technologies, Inc.*	26,313	69,203
Fuel Systems Solutions, Inc.*	7,593	125,209
Gentex Corp.	64,700	1,914,473
Icahn Enterprises LP	176,733	6,327,041
Modine Manufacturing Co.*	21,245	200,978
Motorcar Parts of America, Inc.*	5,351	40,132
Shiloh Industries, Inc.*	2,302	19,291
Spartan Motors, Inc.	14,906	71,698
Standard Motor Products, Inc.	8,924	178,926
Superior Industries International, Inc.	10,669	176,465

		16,557,828

Automobiles (0.4%)
Thor Industries, Inc.	85,000	2,331,550
Winnebago Industries, Inc.*	43,655	322,174

		2,653,724

Distributors (0.0%)
Core-Mark Holding Co., Inc.	4,337	171,745
VOXX International Corp.*	8,359	70,634
Weyco Group, Inc.	3,151	77,357

		319,736

Diversified Consumer Services (1.4%)
Archipelago Learning, Inc.*	2,568	24,833
Ascent Capital Group, Inc., Class A*	104,453	5,297,856
Cambium Learning Group, Inc.*	7,223	21,813
Corinthian Colleges, Inc.*	35,973	78,061
Hillenbrand, Inc.	55,000	1,227,600
Lincoln Educational Services Corp.	10,262	81,070
Mac-Gray Corp.	5,413	74,645
Matthews International Corp., Class A	8,249	259,266
Regis Corp.	116,876	1,934,298
School Specialty, Inc.*	7,287	18,218
Stewart Enterprises, Inc., Class A	35,948	207,061

		9,224,721

Hotels, Restaurants & Leisure (1.3%)
Ambassadors Group, Inc.	6,253	28,201
Benihana, Inc.*	6,294	64,388
Biglari Holdings, Inc.*	503	185,225
Bob Evans Farms, Inc.	13,718	460,102
Boyd Gaming Corp.*	25,179	187,835
Bravo Brio Restaurant Group, Inc.*	230,000	3,944,500
Caribou Coffee Co., Inc.*	3,107	43,343
Churchill Downs, Inc.	4,202	219,050
Cracker Barrel Old Country Store, Inc.	630	31,758

Denny’s Corp.*	12,193	$45,846
Domino’s Pizza, Inc.*	16,329	554,370
Einstein Noah Restaurant Group, Inc.	305	4,825
Gaylord Entertainment Co.*	16,080	388,171
International Speedway Corp., Class A	13,444	340,805
Isle of Capri Casinos, Inc.*	9,260	43,244
Jack in the Box, Inc.*	18,801	392,941
Life Time Fitness, Inc.*	1,765	82,514
Luby’s, Inc.*	8,168	36,838
Marcus Corp.	9,337	117,740
McCormick & Schmick’s Seafood Restaurants, Inc.*	6,004	52,475
Monarch Casino & Resort, Inc.*	4,127	42,054
Morgans Hotel Group Co.*	6,268	36,981
Multimedia Games Holding Co., Inc.*	12,079	95,907
O’Charleys, Inc.*	8,539	46,879
Orient-Express Hotels Ltd., Class A*	43,031	321,442
P.F. Chang’s China Bistro, Inc.	918	28,375
Pinnacle Entertainment, Inc.*	26,196	266,151
Red Lion Hotels Corp.*	6,694	46,389
Red Robin Gourmet Burgers, Inc.*	604	16,731
Ruby Tuesday, Inc.*	29,794	205,579
Ruth’s Hospitality Group, Inc.*	13,139	65,301
Scientific Games Corp., Class A*	12,663	122,831
Shuffle Master, Inc.*	4,682	54,873
Speedway Motorsports, Inc.	5,275	80,866
Texas Roadhouse, Inc.	1,886	28,101
Town Sports International Holdings, Inc.*	5,186	38,117
Vail Resorts, Inc.	3,392	143,685

		8,864,433

Household Durables (2.3%)
American Greetings Corp., Class A	17,120	214,171
Beazer Homes USA, Inc.*	35,019	86,847
Blyth, Inc.	2,376	134,957
Brookfield Residential Properties, Inc.*	211,100	1,648,691
Cavco Industries, Inc.*	3,092	123,866
CSS Industries, Inc.	3,708	73,863
D.R. Horton, Inc.	28,644	361,201
Ethan Allen Interiors, Inc.	25,236	598,346
Furniture Brands International, Inc.*	19,293	23,730
Helen of Troy Ltd.*	13,919	427,313
Hooker Furniture Corp.	56,106	643,536
Hovnanian Enterprises, Inc., Class A*	27,474	39,837
Jarden Corp.	243,000	7,260,840
KB Home	34,561	232,250
La-Z-Boy, Inc.*	135,042	1,607,000
Lifetime Brands, Inc.	4,229	51,340
M.D.C. Holdings, Inc.	39,171	690,585
M/I Homes, Inc.*	55,077	528,739
Meritage Homes Corp.*	12,607	292,356
Ryland Group, Inc.	20,031	315,689

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Sealy Corp.*	22,261	$38,289
Skullcandy, Inc.*	2,415	30,236
Skyline Corp.	3,070	13,354
Standard Pacific Corp.*	48,911	155,537
Universal Electronics, Inc.*	4,247	71,647

		15,664,220

Internet & Catalog Retail (0.0%)
1-800-FLOWERS.COM, Inc., Class A*	10,621	23,366
Valuevision Media, Inc., Class A*	3,609	6,785

		30,151

Leisure Equipment & Products (0.3%)
Arctic Cat, Inc.*	5,532	124,747
Black Diamond, Inc.*	5,880	43,924
Brunswick Corp.	53,000	957,180
Callaway Golf Co.	28,946	160,071
Eastman Kodak Co.*	123,060	79,928
JAKKS Pacific, Inc.	12,420	175,246
Johnson Outdoors, Inc., Class A*	2,138	32,818
Leapfrog Enterprises, Inc.*	18,960	105,986
Marine Products Corp.*	2,262	11,220
Smith & Wesson Holding Corp.*	17,844	77,800
Steinway Musical Instruments, Inc.*	2,885	72,240
Summer Infant, Inc.*	5,925	41,712

		1,882,872

Media (2.3%)
AH Belo Corp., Class A	8,212	39,007
Belo Corp., Class A	29,843	188,011
Central European Media Enterprises Ltd., Class A*	16,695	108,851
Cinemark Holdings, Inc.	3,951	73,054
Crown Media Holdings, Inc., Class A*	11,994	14,513
Cumulus Media, Inc., Class A*	12,025	40,163
Dial Global, Inc.*	2,182	6,961
Digital Generation, Inc.*	2,910	34,687
DreamWorks Animation SKG, Inc., Class A*	286,000	4,746,170
Entercom Communications Corp., Class A*	11,040	67,896
Entravision Communications Corp., Class A	9,180	14,321
EW Scripps Co., Class A*	14,077	112,757
Fisher Communications, Inc.*	3,996	115,205
Global Sources Ltd.*	493	2,391
Gray Television, Inc.*	22,007	35,651
Harte-Hanks, Inc.	20,233	183,918
John Wiley & Sons, Inc., Class A	43,100	1,913,640
Journal Communications, Inc., Class A*	19,785	87,054
Knology, Inc.*	935	13,277
LIN TV Corp., Class A*	12,341	52,202
Live Nation Entertainment, Inc.*	500,548	4,159,554
Martha Stewart Living Omnimedia, Inc., Class A	12,538	55,167
McClatchy Co., Class A*	26,321	62,907
Meredith Corp.	16,452	537,158
New York Times Co., Class A*	61,694	476,895

Nexstar Broadcasting Group, Inc., Class A*	3,775	$29,596
Outdoor Channel Holdings, Inc.	5,575	41,589
Promotora de Informaciones S.A. (Prisa) (ADR), Class B	251,100	1,215,324
Saga Communications, Inc., Class A*	1,604	59,957
Scholastic Corp.	11,909	356,913
Sinclair Broadcast Group, Inc., Class A	21,261	240,887
World Wrestling Entertainment, Inc., Class A	1,358	12,657

		15,098,333

Multiline Retail (0.5%)
99 Cents Only Stores*	18,734	411,211
Bon-Ton Stores, Inc.	5,558	18,731
Fred’s, Inc., Class A	35,457	516,963
J.C. Penney Co., Inc.	37,700	1,325,155
Saks, Inc.*	116,217	1,133,116
Tuesday Morning Corp.*	37,336	128,809

		3,533,985

Specialty Retail (4.7%)
America’s Car-Mart, Inc.*	1,778	69,662
Asbury Automotive Group, Inc.*	13,296	286,662
Barnes & Noble, Inc.*	13,298	192,555
bebe stores, Inc.	17,200	143,276
Big 5 Sporting Goods Corp.	9,970	104,087
Brown Shoe Co., Inc.	115,905	1,031,554
Build-A-Bear Workshop, Inc.*	6,643	56,200
Cabela’s, Inc.*	19,569	497,444
Casual Male Retail Group, Inc.*	18,946	64,795
Cato Corp., Class A	44,400	1,074,480
Charming Shoppes, Inc.*	52,940	259,406
Children’s Place Retail Stores, Inc.*	11,806	627,135
Christopher & Banks Corp.	141,302	330,647
Citi Trends, Inc.*	6,849	60,134
Coldwater Creek, Inc.*	31,765	37,483
Collective Brands, Inc.*	27,749	398,753
Conn’s, Inc.*	521,223	5,785,575
Cost Plus, Inc.*	3,074	29,971
Finish Line, Inc., Class A	16,217	312,745
Francesca’s Holdings Corp.*	2,932	50,724
GameStop Corp., Class A*	72,000	1,737,360
Genesco, Inc.*	9,635	594,865
Group 1 Automotive, Inc.	58,369	3,023,514
Haverty Furniture Cos., Inc.	8,594	94,362
hhgregg, Inc.*	7,154	103,375
HOT Topic, Inc.	19,265	127,342
Kirkland’s, Inc.*	7,641	101,625
Lithia Motors, Inc., Class A	10,031	219,278
MarineMax, Inc.*	10,765	70,188
Mattress Firm Holding Corp.*	1,712	39,701
Men’s Wearhouse, Inc.	72,123	2,337,506
New York & Co., Inc.*	11,548	30,718
Office Depot, Inc.*	124,969	268,683
OfficeMax, Inc.*	39,399	178,871
Pacific Sunwear of California, Inc.*	21,673	37,061
Penske Automotive Group, Inc.	78,102	1,503,463

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

PEP Boys-Manny, Moe & Jack	23,459	$258,049
Pier 1 Imports, Inc.*	88,774	1,236,622
Rent-A-Center, Inc.	26,583	983,571
Select Comfort Corp.*	3,237	70,211
Shoe Carnival, Inc.*	4,160	106,912
Sonic Automotive, Inc., Class A	378,068	5,599,187
Stage Stores, Inc.	13,925	193,418
Stein Mart, Inc.*	12,455	84,819
Systemax, Inc.*	4,599	75,470
Talbots, Inc.*	32,473	86,378
Teavana Holdings, Inc.*	1,837	34,499
West Marine, Inc.*	68,276	794,050
Wet Seal, Inc., Class A*	39,971	130,305
Zale Corp.*	14,585	55,569

		31,590,260

Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.*	2,989	118,992
Cherokee, Inc.	746	8,706
Columbia Sportswear Co.	1,768	82,300
Delta Apparel, Inc.*	2,724	52,001
Iconix Brand Group, Inc.*	32,912	536,137
Jones Group, Inc.	36,479	384,853
Kenneth Cole Productions, Inc., Class A*	2,279	24,135
K-Swiss, Inc., Class A*	11,834	34,555
Liz Claiborne, Inc.*	40,395	348,609
Maidenform Brands, Inc.*	2,000	36,600
Movado Group, Inc.	112,885	2,051,121
Perry Ellis International, Inc.*	5,088	72,351
Quiksilver, Inc.*	59,247	213,882
R.G. Barry Corp.	3,374	40,758
Skechers U.S.A., Inc., Class A*	16,817	203,822
Unifi, Inc.*	6,311	47,964
Warnaco Group, Inc.*	2,886	144,415

		4,401,201

Total Consumer Discretionary		109,821,464

Consumer Staples (2.3%)
Beverages (0.1%)
Central European Distribution Corp.*	33,244	145,443
Craft Brewers Alliance, Inc.*	2,993	18,018
Heckmann Corp.*	22,345	148,594
MGP Ingredients, Inc.	5,504	27,740
Primo Water Corp.*	2,116	6,433

		346,228

Food & Staples Retailing (0.4%)
Andersons, Inc.	8,339	364,081
Arden Group, Inc., Class A	226	20,342
Casey’s General Stores, Inc.	500	25,755
Chefs’ Warehouse, Inc.*	1,902	33,970
Ingles Markets, Inc., Class A	5,592	84,215
Nash Finch Co.	5,545	162,358
Pantry, Inc.*	9,677	115,834
Rite Aid Corp.*	246,530	310,628
Ruddick Corp.	10,233	436,335
Spartan Stores, Inc.	10,312	190,772
Susser Holdings Corp.*	4,107	92,900
Village Super Market, Inc., Class A	2,794	79,489

Weis Markets, Inc.	5,051	$201,737
Winn-Dixie Stores, Inc.*	25,545	239,612

		2,358,028

Food Products (1.3%)
Alico, Inc.	1,003	19,428
B&G Foods, Inc.	9,321	224,356
Cal-Maine Foods, Inc.	6,056	221,468
Chiquita Brands International, Inc.*	20,055	167,259
Darling International, Inc.*	300,000	3,987,000
Dole Food Co., Inc.*	13,307	115,105
Farmer Bros Co.	3,139	23,982
Fresh Del Monte Produce, Inc.	16,463	411,740
Griffin Land & Nurseries, Inc.	1,100	29,106
Hain Celestial Group, Inc.*	12,150	445,419
Imperial Sugar Co.	5,586	19,942
Lancaster Colony Corp.	17,600	1,220,384
Omega Protein Corp.*	7,930	56,541
Pilgrim’s Pride Corp.*	23,130	133,229
Sanderson Farms, Inc.	10,033	502,954
Seneca Foods Corp., Class A*	4,216	108,857
Smart Balance, Inc.*	14,236	76,305
Snyders-Lance, Inc.	21,458	482,805
Tootsie Roll Industries, Inc.	958	22,676
TreeHouse Foods, Inc.*	6,618	432,685

		8,701,241

Household Products (0.0%)
Central Garden & Pet Co., Class A*	18,913	157,356
Harbinger Group, Inc.*	3,990	16,000
Oil-Dri Corp. of America	1,931	39,083
Spectrum Brands Holdings, Inc.*	1,609	44,087

		256,526

Personal Products (0.4%)
Elizabeth Arden, Inc.*	2,090	77,413
Inter Parfums, Inc.	159,500	2,481,820
Nutraceutical International Corp.*	4,278	48,427
Prestige Brands Holdings, Inc.*	22,899	258,072
Revlon, Inc., Class A*	4,887	72,670
Schiff Nutrition International, Inc.*	4,026	43,078

		2,981,480

Tobacco (0.1%)
Alliance One International, Inc.*	39,805	108,270
Star Scientific, Inc.*	5,399	11,770
Universal Corp.	10,395	477,754
Vector Group Ltd.	6,691	118,832

		716,626

Total Consumer Staples		15,360,129

Energy (8.6%)
Energy Equipment & Services (6.6%)
Atwood Oceanics, Inc.*	41,900	1,667,201
Bristow Group, Inc.	65,202	3,089,923
C&J Energy Services, Inc.*	2,473	51,760
Cal Dive International, Inc.*	16,753	37,694
Dawson Geophysical Co.*	2,621	103,608

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Exterran Holdings, Inc.*	29,187	$265,602
Gulf Island Fabrication, Inc.	5,568	162,641
Gulfmark Offshore, Inc., Class A*	8,770	368,428
Helix Energy Solutions Group, Inc.*	131,087	2,071,175
Hercules Offshore, Inc.*	52,613	233,602
Hornbeck Offshore Services, Inc.*	140,858	4,369,415
ION Geophysical Corp.*	390,000	2,390,700
Key Energy Services, Inc.*	5,992	92,696
Matrix Service Co.*	300,158	2,833,492
Mitcham Industries, Inc.*	274,267	5,989,991
Natural Gas Services Group, Inc.*	134,670	1,947,328
Newpark Resources, Inc.*	37,846	359,537
North American Energy Partners, Inc.*	570,000	3,670,800
Oil States International, Inc.*	26,800	2,046,716
Parker Drilling Co.*	462,438	3,315,680
PHI, Inc. (Non-Voting)*	5,927	147,286
Pioneer Drilling Co.*	5,583	54,043
Rowan Cos., Inc.*	68,797	2,086,613
Tesco Corp.*	2,592	32,763
TETRA Technologies, Inc.*	31,263	291,996
Tidewater, Inc.	104,000	5,127,200
Union Drilling, Inc.*	6,998	43,668
Unit Corp.*	34,700	1,610,080
Vantage Drilling Co.*	78,928	91,556
Willbros Group, Inc.*	14,495	53,197

		44,606,391

Oil, Gas & Consumable Fuels (2.0%)
Alon USA Energy, Inc.	1,150	10,017
Approach Resources, Inc.*	3,238	95,230
Arch Coal, Inc.	10,863	157,622
Bill Barrett Corp.*	19,696	671,043
BPZ Resources, Inc.*	34,907	99,136
Buckeye Partners LP	65,200	4,171,496
CAMAC Energy, Inc.*	25,971	26,231
Cloud Peak Energy, Inc.*	21,703	419,302
Comstock Resources, Inc.*	21,472	328,522
Crimson Exploration, Inc.*	9,163	26,206
Crosstex Energy, Inc.	1,937	24,484
Delek U.S. Holdings, Inc.	6,395	72,967
DHT Holdings, Inc.	29,473	21,810
Endeavour International Corp.*	16,844	146,374
Energen Corp.	22,900	1,145,000
Energy Partners Ltd.*	13,215	192,939
Frontline Ltd.	23,564	101,090
Gastar Exploration Ltd.*	26,172	83,227
GeoResources, Inc.*	5,556	162,846
GMX Resources, Inc.*	18,839	23,549
Green Plains Renewable Energy, Inc.*	8,367	81,662
Harvest Natural Resources, Inc.*	15,438	113,932
James River Coal Co.*	16,226	112,284
KiOR, Inc., Class A*	1,862	18,955
Knightsbridge Tankers Ltd.	9,986	136,509
L&L Energy, Inc.*	10,238	26,516
Miller Energy Resources, Inc.*	13,931	38,867
Nordic American Tankers Ltd.	21,630	259,344
Overseas Shipholding Group, Inc.	50,212	548,817
Patriot Coal Corp.*	2,834	24,004

Penn Virginia Corp.	20,962	$110,889
Petroleum Development Corp.*	10,698	375,607
PetroQuest Energy, Inc.*	19,728	130,205
REX American Resources Corp.*	2,750	60,803
Rex Energy Corp.*	2,275	33,579
Scorpio Tankers, Inc.*	12,633	61,775
SemGroup Corp., Class A*	18,876	491,909
Ship Finance International Ltd.	20,431	190,826
Solazyme, Inc.*	1,156	13,756
Swift Energy Co.*	19,143	568,930
Teekay Corp.	23,000	614,790
Teekay Tankers Ltd., Class A	19,383	68,228
Triangle Petroleum Corp.*	10,124	60,440
Ur-Energy, Inc.*	8,188	7,033
USEC, Inc.*	53,232	60,684
VAALCO Energy, Inc.*	20,480	123,699
Venoco, Inc.*	10,272	69,541
Voyager Oil & Gas, Inc.*	5,659	14,544
Warren Resources, Inc.*	27,259	88,864
Western Refining, Inc.*	1,526	20,281
Westmoreland Coal Co.*	3,163	40,328
World Fuel Services Corp.	13,794	579,072

		13,125,764

Total Energy		57,732,155

Financials (26.1%)
Capital Markets (3.2%)
Apollo Investment Corp.	89,169	574,248
Arlington Asset Investment Corp., Class A	2,958	63,094
Artio Global Investors, Inc.	1,339	6,534
BlackRock Kelso Capital Corp.	33,179	270,741
Calamos Asset Management, Inc., Class A	8,704	108,887
Capital Southwest Corp.	1,264	103,079
CIFC Corp.*	5,198	28,069
Cohen & Steers, Inc.	186,079	5,377,683
Cowen Group, Inc., Class A*	30,701	79,516
Dundee Corp., Class A*	69,900	1,621,680
Edelman Financial Group, Inc.	9,281	60,976
FBR & Co.*	19,290	39,545
Fidus Investment Corp.	1,814	23,528
Fifth Street Finance Corp.	33,031	316,107
FXCM, Inc., Class A	7,974	77,746
GAMCO Investors, Inc., Class A	1,030	44,795
GFI Group, Inc.	32,126	132,359
Gladstone Capital Corp.	9,591	73,179
Gladstone Investment Corp.	9,985	72,591
Gleacher & Co., Inc.*	32,384	54,405
Golub Capital BDC, Inc.	4,624	71,672
Harris & Harris Group, Inc.*	14,303	49,488
Hercules Technology Growth Capital, Inc.	19,851	187,393
ICG Group, Inc.*	15,785	121,860
INTL FCStone, Inc.*	6,003	141,491
Investment Technology Group, Inc.*	18,377	198,655
JMP Group, Inc.	7,137	51,030
KBW, Inc.	14,788	224,482
Knight Capital Group, Inc., Class A*	45,172	533,933

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kohlberg Capital Corp.	8,372	$52,827
Main Street Capital Corp.	10,399	220,875
Manning & Napier, Inc.*	4,372	54,606
MCG Capital Corp.	34,931	139,375
Medallion Financial Corp.	6,888	78,385
Medley Capital Corp.	5,025	52,260
MVC Capital, Inc.	10,948	126,887
New Mountain Finance Corp.	3,318	44,494
NGP Capital Resources Co.	9,766	70,218
Oppenheimer Holdings, Inc., Class A	4,747	76,427
PennantPark Investment Corp.	20,728	209,146
Piper Jaffray Cos., Inc.*	7,244	146,329
Prospect Capital Corp.	49,588	460,673
Safeguard Scientifics, Inc.*	9,419	148,726
Solar Capital Ltd.	16,573	366,098
Solar Senior Capital Ltd.	3,518	55,409
Stifel Financial Corp.*	14,568	466,904
SWS Group, Inc.	13,516	92,855
TICC Capital Corp.	14,894	128,833
Triangle Capital Corp.	10,159	194,240
Value Partners Group Ltd.	6,230,000	3,192,568
Virtus Investment Partners, Inc.*	147	11,173
Walter Investment Management Corp.	11,767	241,341
WisdomTree Investments, Inc.*	637,350	3,855,968

		21,195,383

Commercial Banks (6.1%)
1st Source Corp.	6,927	175,461
1st United Bancorp, Inc.*	12,980	72,039
Alliance Financial Corp./New York	2,187	67,535
Ameris Bancorp*	10,567	108,629
Ames National Corp.	3,869	75,446
Arrow Financial Corp.	4,496	105,386
BancFirst Corp.	3,104	116,524
Banco Latinoamericano de Comercio Exterior S.A., Class E	12,795	205,360
Bancorp Rhode Island, Inc.	1,729	68,641
Bancorp, Inc./Delaware*	13,501	97,612
BancorpSouth, Inc.	37,908	417,746
Bank of Kentucky Financial Corp.	2,614	52,411
Bank of Marin Bancorp/California	2,400	90,216
Bank of the Ozarks, Inc.	10,936	324,034
Banner Corp.	7,538	129,277
BBCN Bancorp, Inc.*	33,132	313,097
BOK Financial Corp.	19,400	1,065,642
Boston Private Financial Holdings, Inc.	34,181	271,397
Bridge Bancorp, Inc.	2,049	40,775
Bridge Capital Holdings*	4,119	42,838
Bryn Mawr Bank Corp.	3,839	74,822
Camden National Corp.	3,623	118,110
Capital Bank Corp.*	6,104	12,269
Capital City Bank Group, Inc.	5,600	53,480
Cardinal Financial Corp.	12,927	138,836
Cascade Bancorp*	2,697	11,813
Cathay General Bancorp	280,568	4,188,880
Center Bancorp, Inc.	5,507	53,803

Centerstate Banks, Inc.	13,960	$92,415
Central Pacific Financial Corp.*	7,077	91,435
Century Bancorp, Inc./Massachusetts, Class A	1,555	43,913
Chemical Financial Corp.	50,920	1,085,614
Citizens & Northern Corp.	5,677	104,854
City Holding Co.	6,991	236,925
CNB Financial Corp./Pennsylvania	5,604	88,431
CoBiz Financial, Inc.	13,787	79,551
Columbia Banking System, Inc.	17,827	343,526
Community Bank System, Inc.	16,751	465,678
Community Trust Bancorp, Inc.	6,370	187,405
CVB Financial Corp.	40,545	406,666
Eagle Bancorp, Inc.*	7,542	109,661
East West Bancorp, Inc.	215,000	4,246,250
Encore Bancshares, Inc.*	4,037	54,580
Enterprise Bancorp, Inc./Massachusetts	2,607	37,280
Enterprise Financial Services Corp.	6,065	89,762
F.N.B. Corp./Pennsylvania	57,774	653,424
Financial Institutions, Inc.	6,303	101,730
First Bancorp, Inc./Maine	3,980	61,173
First Bancorp/North Carolina	6,927	77,236
First Busey Corp.	35,495	177,475
First Commonwealth Financial Corp.	47,353	249,077
First Community Bancshares, Inc./Virginia	7,431	92,739
First Connecticut Bancorp, Inc./Connecticut	7,869	102,376
First Financial Bancorp	26,432	439,828
First Financial Bankshares, Inc.	7,860	262,760
First Financial Corp./Indiana	5,069	168,696
First Interstate Bancsystem, Inc.	7,302	95,145
First Merchants Corp.	11,876	100,590
First Midwest Bancorp, Inc./Illinois	33,604	340,409
First of Long Island Corp.	3,589	94,463
FirstMerit Corp.	49,603	750,493
German American Bancorp, Inc.	5,940	108,049
Glacier Bancorp, Inc.	32,694	393,309
Great Southern Bancorp, Inc.	4,748	112,005
Hancock Holding Co.	34,432	1,100,791
Hanmi Financial Corp.*	7,580	56,092
Heartland Financial USA, Inc.	5,811	89,141
Heritage Commerce Corp.*	9,348	44,310
Heritage Financial Corp./Washington	7,165	89,992
Home Bancshares, Inc./Arkansas	10,075	261,043
Hudson Valley Holding Corp.	7,006	148,667
IBERIABANK Corp.	13,326	656,972
Independent Bank Corp./Massachusetts	9,736	265,695
International Bancshares Corp.	24,027	440,535
Investors Bancorp, Inc.*	17,982	242,397
Lakeland Bancorp, Inc.	10,152	87,510
Lakeland Financial Corp.	7,386	191,076
MainSource Financial Group, Inc.	9,373	82,764
MB Financial, Inc.	24,566	420,079

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Merchants Bancshares, Inc.	2,349	$68,591
Metro Bancorp, Inc.*	6,680	55,978
MidSouth Bancorp, Inc.	3,058	39,785
National Bankshares, Inc./Virginia	3,343	93,337
National Penn Bancshares, Inc.	56,016	472,775
NBT Bancorp, Inc.	15,710	347,662
Old National Bancorp/Indiana	42,895	499,727
OmniAmerican Bancorp, Inc.*	5,214	81,860
Oriental Financial Group, Inc.	81,422	986,020
Orrstown Financial Services, Inc.	3,322	27,407
Pacific Capital Bancorp N.A.*	1,973	55,718
Pacific Continental Corp.	8,256	73,066
PacWest Bancorp	13,570	257,152
Park National Corp.	5,923	385,350
Park Sterling Corp.*	13,122	53,538
Penns Woods Bancorp, Inc.	1,836	71,200
Peoples Bancorp, Inc./Ohio	22,299	330,248
Pinnacle Financial Partners, Inc.*	15,328	247,547
PrivateBancorp, Inc.	27,005	296,515
Prosperity Bancshares, Inc.	21,224	856,388
Renasant Corp.	11,432	171,480
Republic Bancorp, Inc./Kentucky, Class A	32,984	755,334
S&T Bancorp, Inc.	12,760	249,458
Sandy Spring Bancorp, Inc.	10,842	190,277
SCBT Financial Corp.	6,337	183,836
Seacoast Banking Corp. of Florida*	33,112	50,330
Sierra Bancorp	5,724	50,371
Simmons First National Corp., Class A	7,892	214,584
Southside Bancshares, Inc.	7,626	165,179
Southwest Bancorp, Inc./Oklahoma*	9,068	54,045
State Bancorp, Inc./New York	7,077	86,339
State Bank Financial Corp.*	14,183	214,305
StellarOne Corp.	10,327	117,521
Sterling Bancorp/New York	14,312	123,656
Sterling Financial Corp./Washington*	11,983	200,116
Suffolk Bancorp*	4,565	49,256
Sun Bancorp, Inc./New Jersey*	17,055	41,273
Susquehanna Bancshares, Inc.	70,751	592,893
SVB Financial Group*	15,076	718,974
SY Bancorp, Inc.	4,542	93,247
Taylor Capital Group, Inc.*	4,108	39,930
Texas Capital Bancshares, Inc.*	16,768	513,269
Tompkins Financial Corp.	3,810	146,723
Tower Bancorp, Inc.	4,874	139,104
TowneBank/Virginia	11,227	137,419
Trico Bancshares	6,561	93,297
Trustmark Corp.	29,088	706,548
UMB Financial Corp.	14,519	540,833
Umpqua Holdings Corp.	51,953	643,698
Union First Market Bankshares Corp.	9,370	124,527
United Bankshares, Inc./Virginia	18,710	528,932
United Community Banks, Inc./Georgia*	18,325	128,092
Univest Corp. of Pennsylvania	7,760	113,606

Virginia Commerce Bancorp, Inc.*	10,988	$84,937
Washington Banking Co.	6,953	82,810
Washington Trust Bancorp, Inc.	6,592	157,285
Webster Financial Corp.	32,599	664,694
WesBanco, Inc.	10,493	204,299
West Bancorp, Inc.	6,918	66,274
West Coast Bancorp/Oregon*	8,587	133,957
Westamerica Bancorp	7,181	315,246
Western Alliance Bancorp*	31,191	194,320
Wilshire Bancorp, Inc.*	27,935	101,404
Wintrust Financial Corp.	15,893	445,799

		40,743,407

Consumer Finance (0.8%)
Advance America Cash Advance Centers, Inc.	22,339	199,934
Cash America International, Inc.	8,928	416,312
EZCORP, Inc., Class A*	162,000	4,271,940
First Marblehead Corp.*	27,000	31,590
Imperial Holdings, Inc.*	1,313	2,468
Nelnet, Inc., Class A	11,895	291,071
Nicholas Financial, Inc.	4,423	56,703

		5,270,018

Diversified Financial Services (1.9%)
California First National Bancorp	621	9,986
CBOE Holdings, Inc.	23,400	605,124
Compass Diversified Holdings	18,317	226,948
Gain Capital Holdings, Inc.	3,450	23,115
Guoco Group Ltd.	128,000	1,190,740
Marlin Business Services Corp.	3,910	49,657
NewStar Financial, Inc.*	12,324	125,335
Onex Corp.	160,400	5,224,120
PHH Corp.*	25,225	269,907
PICO Holdings, Inc.*	10,375	213,517
Texas Pacific Land Trust	124,400	4,982,220

		12,920,669

Insurance (5.2%)
Alterra Capital Holdings Ltd.	41,059	970,224
American Equity Investment Life Holding Co.	26,663	277,295
American National Insurance Co.	400	29,212
American Safety Insurance Holdings Ltd.*	4,582	99,659
AMERISAFE, Inc.*	8,229	191,324
Amtrust Financial Services, Inc.	9,384	222,870
Argo Group International Holdings Ltd.	12,358	357,888
Arthur J. Gallagher & Co.	23,751	794,233
Aspen Insurance Holdings Ltd.	54,000	1,431,000
Baldwin & Lyons, Inc., Class B	3,876	84,497
Citizens, Inc./Texas*	17,286	167,501
CNO Financial Group, Inc.*	99,860	630,117
Delphi Financial Group, Inc., Class A	21,881	969,328
Donegal Group, Inc., Class A	3,553	50,310
eHealth, Inc.*	9,252	136,004
EMC Insurance Group, Inc.	1,789	36,800
Employers Holdings, Inc.	15,738	284,700
Enstar Group Ltd.*	3,123	306,679

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

FBL Financial Group, Inc., Class A	5,697	$193,812
First American Financial Corp.	47,606	603,168
Flagstone Reinsurance Holdings S.A.	22,491	186,450
Fortegra Financial Corp.*	2,820	18,838
Global Indemnity plc*	6,170	122,351
Greenlight Capital Reinsurance Ltd., Class A*	282,624	6,689,710
Hallmark Financial Services*	3,344	23,375
Hanover Insurance Group, Inc.	38,500	1,345,575
Harleysville Group, Inc.	5,441	307,797
HCC Insurance Holdings, Inc.	19,600	539,000
Hilltop Holdings, Inc.*	17,400	147,030
Horace Mann Educators Corp.	18,340	251,441
Independence Holding Co.	3,122	25,382
Infinity Property & Casualty Corp.	5,619	318,822
Kansas City Life Insurance Co.	1,882	61,767
Maiden Holdings Ltd.	22,946	201,007
Meadowbrook Insurance Group, Inc.	24,048	256,833
Montpelier Reinsurance Holdings Ltd.	91,719	1,628,012
National Financial Partners Corp.*	18,544	250,715
National Interstate Corp.	3,140	77,464
National Western Life Insurance Co., Class A	976	132,892
Navigators Group, Inc.*	5,182	247,078
Old Republic International Corp.	144,900	1,343,223
OneBeacon Insurance Group Ltd., Class A	9,916	152,607
Phoenix Cos., Inc.*	53,007	89,052
Platinum Underwriters Holdings Ltd.	16,871	575,470
Presidential Life Corp.	9,742	97,323
Primerica, Inc.	15,442	358,872
ProAssurance Corp.	13,811	1,102,394
Protective Life Corp.	118,000	2,662,080
RLI Corp.	11,821	861,278
Safety Insurance Group, Inc.	5,702	230,817
SeaBright Holdings, Inc.	9,277	70,969
Selective Insurance Group, Inc.	24,441	433,339
StanCorp Financial Group, Inc.	41,500	1,525,125
State Auto Financial Corp.	5,847	79,461
Stewart Information Services Corp.	7,815	90,263
Symetra Financial Corp.	30,854	279,846
Tower Group, Inc.	90,748	1,830,387
Transatlantic Holdings, Inc.	8,500	465,205
United Fire & Casualty Co.	9,865	199,076
Universal Insurance Holdings, Inc.	8,172	29,256
Validus Holdings Ltd.	44,154	1,390,851

		34,535,054

Real Estate Investment Trusts (REITs) (6.8%)
Acadia Realty Trust (REIT)	15,472	311,606
AG Mortgage Investment Trust, Inc. (REIT)	2,311	46,520
Agree Realty Corp. (REIT)	4,736	115,464

Alexander’s, Inc. (REIT)	2,200	$814,066
American Assets Trust, Inc. (REIT)	1,222	25,063
American Campus Communities, Inc. (REIT)	17,361	728,468
American Capital Mortgage Investment Corp. (REIT)	2,958	55,670
Anworth Mortgage Asset Corp. (REIT)	63,506	398,818
Apollo Commercial Real Estate Finance, Inc. (REIT)	10,336	135,712
ARMOUR Residential REIT, Inc. (REIT)	42,039	296,375
Ashford Hospitality Trust, Inc. (REIT)	23,825	190,600
Associated Estates Realty Corp. (REIT)	18,271	291,422
BioMed Realty Trust, Inc. (REIT)	69,893	1,263,665
Campus Crest Communities, Inc. (REIT)	14,034	141,182
CapLease, Inc. (REIT)	31,671	127,951
Capstead Mortgage Corp. (REIT)	40,283	501,121
CBL & Associates Properties, Inc. (REIT)	46,349	727,679
Cedar Realty Trust, Inc. (REIT)	25,861	111,461
Chatham Lodging Trust (REIT)	7,072	76,236
Chesapeake Lodging Trust (REIT)	15,479	239,305
Cogdell Spencer, Inc. (REIT)	15,834	67,295
Colonial Properties Trust (REIT)	37,936	791,345
Colony Financial, Inc. (REIT)	15,724	247,024
Coresite Realty Corp. (REIT)	9,118	162,483
Cousins Properties, Inc. (REIT)	42,785	274,252
CreXus Investment Corp. (REIT)	27,139	281,703
CubeSmart (REIT)	55,299	588,381
CYS Investments, Inc. (REIT)	38,475	505,561
DCT Industrial Trust, Inc. (REIT)	112,505	576,026
DiamondRock Hospitality Co. (REIT)	76,591	738,337
DuPont Fabros Technology, Inc. (REIT)	16,621	402,561
Dynex Capital, Inc. (REIT)	19,474	177,798
EastGroup Properties, Inc. (REIT)	6,959	302,577
Education Realty Trust, Inc. (REIT)	41,315	422,652
Entertainment Properties Trust (REIT)	21,496	939,590
Equity Lifestyle Properties, Inc. (REIT)	113,872	7,594,124
Equity One, Inc. (REIT)	25,306	429,696
Excel Trust, Inc. (REIT)	14,140	169,680
Extra Space Storage, Inc. (REIT)	26,431	640,423
FelCor Lodging Trust, Inc. (REIT)*	28,922	88,212
First Industrial Realty Trust, Inc. (REIT)*	39,488	403,962
First Potomac Realty Trust (REIT)	22,939	299,354
Franklin Street Properties Corp. (REIT)	32,889	327,246
Getty Realty Corp. (REIT)	6,866	95,781

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Gladstone Commercial Corp. (REIT)	3,339	$58,599
Glimcher Realty Trust (REIT)	6,465	59,478
Government Properties Income Trust (REIT)	16,834	379,607
Hatteras Financial Corp. (REIT)	34,850	918,995
Healthcare Realty Trust, Inc. (REIT)	35,509	660,112
Hersha Hospitality Trust (REIT)	65,253	318,435
Highwoods Properties, Inc. (REIT)	8,294	246,083
Hudson Pacific Properties, Inc. (REIT)	10,824	153,268
Inland Real Estate Corp. (REIT)	36,054	274,371
Invesco Mortgage Capital, Inc. (REIT)	53,385	750,059
Investors Real Estate Trust (REIT)	31,183	227,480
iStar Financial, Inc. (REIT)*	36,943	195,428
Kilroy Realty Corp. (REIT)	13,762	523,919
Kite Realty Group Trust (REIT)	26,283	118,536
LaSalle Hotel Properties (REIT)	38,520	932,569
Lexington Realty Trust (REIT)	55,134	412,954
LTC Properties, Inc. (REIT)	11,974	369,518
Medical Properties Trust, Inc. (REIT)	51,775	511,019
MFA Financial, Inc. (REIT)	164,959	1,108,524
Mission West Properties, Inc. (REIT)	8,454	76,255
Monmouth Real Estate Investment Corp. (REIT), Class A	18,521	169,467
MPG Office Trust, Inc. (REIT)*	22,843	45,458
National Health Investors, Inc. (REIT)	6,582	289,476
National Retail Properties, Inc. (REIT)	47,797	1,260,885
Newcastle Investment Corp. (REIT)	2,696	12,536
NorthStar Realty Finance Corp. (REIT)	43,932	209,556
Omega Healthcare Investors, Inc. (REIT)	3,035	58,727
One Liberty Properties, Inc. (REIT)	5,234	86,361
Parkway Properties, Inc./Maryland (REIT)	10,371	102,258
Pebblebrook Hotel Trust (REIT)	23,232	445,590
Pennsylvania Real Estate Investment Trust (REIT)	25,628	267,556
PennyMac Mortgage Investment Trust (REIT)	8,332	138,478
Post Properties, Inc. (REIT)	22,766	995,330
Potlatch Corp. (REIT)	8,839	274,981
PS Business Parks, Inc. (REIT)	7,037	390,061
RAIT Financial Trust (REIT)	17,735	84,241
Ramco-Gershenson Properties Trust (REIT)	18,096	177,884
Redwood Trust, Inc. (REIT)	36,390	370,450
Resource Capital Corp. (REIT)	35,623	199,845
Retail Opportunity Investments Corp. (REIT)	21,942	259,793

RLJ Lodging Trust (REIT)	12,783	$215,138
Sabra Health Care REIT, Inc. (REIT)	12,587	152,177
Sovran Self Storage, Inc. (REIT)	12,975	553,643
STAG Industrial, Inc. (REIT)	7,615	87,344
Strategic Hotels & Resorts, Inc. (REIT)*	59,895	321,636
Summit Hotel Properties, Inc. (REIT)	12,256	115,697
Sun Communities, Inc. (REIT)	9,811	358,396
Sunstone Hotel Investors, Inc. (REIT)*	53,400	435,210
Terreno Realty Corp. (REIT)	4,901	74,201
Two Harbors Investment Corp. (REIT)	66,105	610,810
UMH Properties, Inc. (REIT)	5,831	54,287
Universal Health Realty Income Trust (REIT)	2,834	110,526
Urstadt Biddle Properties, Inc. (REIT), Class A	9,507	171,887
Washington Real Estate Investment Trust (REIT)	22,967	628,147
Whitestone REIT (REIT), Class B	4,263	50,730
Winthrop Realty Trust (REIT)	445,171	4,527,389

		45,725,807

Real Estate Management & Development (1.1%)
Avatar Holdings, Inc.*	4,015	28,828
Consolidated-Tomoka Land Co.	1,947	52,705
Forestar Group, Inc.*	16,177	244,758
Howard Hughes Corp.*	154,500	6,824,265
Kennedy-Wilson Holdings, Inc.	11,741	124,220

		7,274,776

Thrifts & Mortgage Finance (1.0%)
Apollo Residential Mortgage, Inc.	1,627	24,828
Astoria Financial Corp.	39,260	333,317
Bank Mutual Corp.	21,091	67,069
BankFinancial Corp.	9,795	54,068
Beneficial Mutual Bancorp, Inc.*	14,263	119,239
Berkshire Hills Bancorp, Inc.	9,221	204,614
BofI Holding, Inc.*	3,899	63,359
Brookline Bancorp, Inc.	26,907	227,095
Cape Bancorp, Inc.*	5,061	39,729
Charter Financial Corp.	3,061	28,345
Clifton Savings Bancorp, Inc.	3,890	36,099
Dime Community Bancshares, Inc.	14,218	179,147
Doral Financial Corp.*	58,080	55,524
ESB Financial Corp.	5,700	80,199
ESSA Bancorp, Inc.	4,234	44,330
Farmer Mac, Class C	4,523	81,504
First Defiance Financial Corp.	4,358	63,583
First Financial Holdings, Inc.	7,427	66,323
First PacTrust Bancorp, Inc.	4,151	42,548
Flagstar Bancorp, Inc.*	89,611	45,254
Flushing Financial Corp.	14,523	183,425
Fox Chase Bancorp, Inc.	6,103	77,081
Franklin Financial Corp.*	6,330	74,947
Home Federal Bancorp, Inc./Idaho	7,782	80,933

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Kearny Financial Corp.	6,543	$62,158
Meridian Interstate Bancorp, Inc.*	4,218	52,514
MGIC Investment Corp.*	84,356	314,648
Northfield Bancorp, Inc./New Jersey	7,781	110,179
Northwest Bancshares, Inc.	44,622	555,098
OceanFirst Financial Corp.	6,973	91,137
Ocwen Financial Corp.*	43,366	627,940
Oritani Financial Corp.	20,863	266,421
Provident Financial Services, Inc.	27,473	367,863
Provident New York Bancorp	17,765	117,960
Radian Group, Inc.	61,000	142,740
Rockville Financial, Inc.	13,513	139,995
Roma Financial Corp.	2,619	25,771
Territorial Bancorp, Inc.	4,995	98,651
TrustCo Bank Corp./New York	210,613	1,181,539
United Financial Bancorp, Inc.	7,305	117,537
ViewPoint Financial Group	16,051	208,824
Westfield Financial, Inc.	9,891	72,798
WSFS Financial Corp.	2,823	101,515

		6,927,848

Total Financials		174,592,962

Health Care (3.0%)
Biotechnology (0.3%)
Affymax, Inc.*	8,529	56,377
Allos Therapeutics, Inc.*	7,188	10,207
AMAG Pharmaceuticals, Inc.*	8,596	162,550
Arena Pharmaceuticals, Inc.*	62,097	116,121
Array BioPharma, Inc.*	14,279	30,843
Astex Pharmaceuticals*	24,158	45,659
BioMimetic Therapeutics, Inc.*	5,181	14,766
Cell Therapeutics, Inc.*	9,356	10,853
Celldex Therapeutics, Inc.*	17,326	45,048
Clovis Oncology, Inc.*	1,267	17,852
Curis, Inc.*	10,068	47,118
Cytori Therapeutics, Inc.*	5,886	12,949
Dyax Corp.*	7,922	10,774
Enzon Pharmaceuticals, Inc.*	15,910	106,597
Exact Sciences Corp.*	7,905	64,189
Geron Corp.*	45,901	67,933
Idenix Pharmaceuticals, Inc.*	18,980	141,306
Immunogen, Inc.*	9,701	112,338
Inhibitex, Inc.*	7,712	84,369
Insmed, Inc.*	11,211	34,194
InterMune, Inc.*	12,939	163,031
Lexicon Pharmaceuticals, Inc.*	50,912	65,676
Maxygen, Inc.*	13,322	75,003
Metabolix, Inc.*	4,384	19,947
Micromet, Inc.*	20,375	146,496
Neurocrine Biosciences, Inc.*	6,354	54,009
NewLink Genetics Corp.*	823	5,794
Novavax, Inc.*	13,770	17,350
Nymox Pharmaceutical Corp.*	1,393	11,450
Oncothyreon, Inc.*	5,364	40,659
PDL BioPharma, Inc.	11,321	70,190
Progenics Pharmaceuticals, Inc.*	3,490	29,805
Rigel Pharmaceuticals, Inc.*	7,310	57,676
Savient Pharmaceuticals, Inc.*	9,466	21,109
Theravance, Inc.*	5,145	113,705

Vanda Pharmaceuticals, Inc.*	692	$3,294
Vical, Inc.*	3,572	15,753
Zalicus, Inc.*	13,173	15,939

		2,118,929

Health Care Equipment & Supplies (1.4%)
Accuray, Inc.*	3,727	15,765
Alphatec Holdings, Inc.*	24,359	41,898
Analogic Corp.	1,510	86,553
AngioDynamics, Inc.*	11,449	169,560
Biolase Technology, Inc.*	10,041	25,806
Cantel Medical Corp.	6,031	168,446
Cerus Corp.*	3,068	8,590
CONMED Corp.*	12,916	331,554
CryoLife, Inc.*	11,593	55,646
Cynosure, Inc., Class A*	4,422	52,003
DynaVox, Inc., Class A*	1,114	4,055
Exactech, Inc.*	1,095	18,035
Greatbatch, Inc.*	10,694	236,337
Hill-Rom Holdings, Inc.	11,700	394,173
ICU Medical, Inc.*	4,232	190,440
Invacare Corp.	12,347	188,786
IRIS International, Inc.*	2,276	21,281
Medical Action Industries, Inc.*	4,304	22,510
Natus Medical, Inc.*	6,339	59,777
Palomar Medical Technologies, Inc.*	8,578	79,775
Rochester Medical Corp.*	405,000	3,357,450
RTI Biologics, Inc.*	23,593	104,753
Solta Medical, Inc.*	27,247	85,556
STAAR Surgical Co.*	1,965	20,613
STERIS Corp.	30,100	897,582
SurModics, Inc.*	6,946	101,828
Symmetry Medical, Inc.*	12,625	100,874
Teleflex, Inc.	23,100	1,415,799
Uroplasty, Inc.*	1,052	4,471
West Pharmaceutical Services, Inc.	23,193	880,174
Wright Medical Group, Inc.*	17,847	294,476
Young Innovations, Inc.	1,707	50,578
Zeltiq Aesthetics, Inc.*	609	6,918

		9,492,062

Health Care Providers & Services (0.9%)
Almost Family, Inc.*	3,745	62,092
Amedisys, Inc.*	13,473	146,990
American Dental Partners, Inc.*	7,046	132,676
AMN Healthcare Services, Inc.*	9,927	43,977
Amsurg Corp.*	14,003	364,638
Assisted Living Concepts, Inc., Class A	8,965	133,489
BioScrip, Inc.*	4,383	23,931
Capital Senior Living Corp.*	8,482	67,347
CardioNet, Inc.*	7,938	18,813
Centene Corp.*	8,468	335,248
Chindex International, Inc.*	2,907	24,768
Cross Country Healthcare, Inc.*	12,799	71,034
Five Star Quality Care, Inc.*	18,603	55,809
Gentiva Health Services, Inc.*	13,914	93,919
Hanger Orthopedic Group, Inc.*	7,246	135,428
HealthSouth Corp.*	42,853	757,213
Healthspring, Inc.*	14,045	766,014

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Healthways, Inc.*	15,524	$106,495
Kindred Healthcare, Inc.*	23,761	279,667
LHC Group, Inc.*	6,828	87,603
Magellan Health Services, Inc.*	12,799	633,167
Molina Healthcare, Inc.*	5,111	114,129
National Healthcare Corp.	4,636	194,248
Owens & Minor, Inc.	5,488	152,512
PharMerica Corp.*	13,415	203,640
Providence Service Corp.*	4,617	63,530
Select Medical Holdings Corp.*	15,879	134,654
Skilled Healthcare Group, Inc., Class A*	8,331	45,487
Sun Healthcare Group, Inc.*	11,347	44,026
Sunrise Senior Living, Inc.*	6,577	42,619
Triple-S Management Corp., Class B*	9,029	180,761
Universal American Corp.	14,492	184,193
Vanguard Health Systems, Inc.*	8,361	85,449

		5,785,566

Health Care Technology (0.0%)
Epocrates, Inc.*	237	1,849
MedAssets, Inc.*	3,913	36,195
Omnicell, Inc.*	7,789	128,674

		166,718

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	32,334	132,246
Albany Molecular Research, Inc.*	10,108	29,617
Cambrex Corp.*	13,572	97,447
Enzo Biochem, Inc.*	15,947	35,721
eResearchTechnology, Inc.*	10,757	50,450
Furiex Pharmaceuticals, Inc.*	4,425	73,942
Harvard Bioscience, Inc.*	9,574	37,051
Mettler-Toledo International, Inc.*	2,600	384,046
Pacific Biosciences of California, Inc.*	11,950	33,460
PAREXEL International Corp.*	2,551	52,908
Sequenom, Inc.*	13,727	61,085

		987,973

Pharmaceuticals (0.3%)
AVANIR Pharmaceuticals, Inc., Class A*	5,999	12,298
Columbia Laboratories, Inc.*	6,010	15,025
Cornerstone Therapeutics, Inc.*	3,508	19,645
Durect Corp.*	2,340	2,761
Hi-Tech Pharmacal Co., Inc.*	3,273	127,287
Impax Laboratories, Inc.*	2,613	52,704
KV Pharmaceutical Co., Class A*	7,921	11,089
Lannett Co., Inc.*	5,038	22,268
Medicines Co.*	10,580	197,211
Medicis Pharmaceutical Corp., Class A	4,897	162,825
Nektar Therapeutics*	19,180	107,312
Par Pharmaceutical Cos., Inc.*	4,889	160,017
Transcept Pharmaceuticals, Inc.*	468	3,665
ViroPharma, Inc.*	31,889	873,440
XenoPort, Inc.*	2,982	11,362

		1,778,909

Total Health Care		20,330,157

Industrials (19.4%)
Aerospace & Defense (1.2%)
AAR Corp.	74,455	$1,427,302
Ceradyne, Inc.*	52,335	1,401,531
Cubic Corp.	4,011	174,840
Curtiss-Wright Corp.	21,060	744,050
Ducommun, Inc.	4,797	61,162
Esterline Technologies Corp.*	13,748	769,476
GenCorp, Inc.*	7,123	37,894
GeoEye, Inc.*	9,550	212,201
Hexcel Corp.*	6,904	167,146
KEYW Holding Corp.*	8,284	61,302
Kratos Defense & Security Solutions, Inc.*	14,784	88,260
LMI Aerospace, Inc.*	2,062	36,188
Moog, Inc., Class A*	18,537	814,330
Orbital Sciences Corp.*	15,438	224,314
Teledyne Technologies, Inc.*	11,920	653,812
Triumph Group, Inc.	14,955	874,120

		7,747,928

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	24,437	115,342
Atlas Air Worldwide Holdings, Inc.*	11,802	453,551
Pacer International, Inc.*	14,408	77,083

		645,976

Airlines (0.6%)
Alaska Air Group, Inc.*	15,288	1,147,976
Hawaiian Holdings, Inc.*	22,941	133,058
JetBlue Airways Corp.*	111,299	578,755
Republic Airways Holdings, Inc.*	21,899	75,113
SkyWest, Inc.	126,066	1,587,171
Spirit Airlines, Inc.*	7,113	110,963
U.S. Airways Group, Inc.*	73,219	371,220

		4,004,256

Building Products (1.4%)
A.O. Smith Corp.	29,773	1,194,493
American Woodmark Corp.	42,644	582,517
Apogee Enterprises, Inc.	99,862	1,224,308
Builders FirstSource, Inc.*	20,695	42,218
Gibraltar Industries, Inc.*	91,948	1,283,594
Griffon Corp.	21,752	198,596
Insteel Industries, Inc.	7,655	84,129
NCI Building Systems, Inc.*	8,990	97,721
Quanex Building Products Corp.	17,008	255,460
Simpson Manufacturing Co., Inc.	64,061	2,156,293
Universal Forest Products, Inc.	67,722	2,090,578
USG Corp.*	9,503	96,551

		9,306,458

Commercial Services & Supplies (2.4%)
A.T. Cross Co., Class A*	322	3,632
ABM Industries, Inc.	79,558	1,640,486
ACCO Brands Corp.*	25,110	242,311
American Reprographics Co.*	14,536	66,720
Brink’s Co.	2,748	73,866
Casella Waste Systems, Inc., Class A*	1,412	9,037

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Cenveo, Inc.*	11,610	$39,474
CompX International, Inc.	358	5,273
Courier Corp.	4,586	53,794
EnergySolutions, Inc.*	27,312	84,394
EnerNOC, Inc.*	7,346	79,851
Ennis, Inc.	11,846	157,907
Fuel Tech, Inc.*	676	4,448
G&K Services, Inc., Class A	8,267	240,652
GEO Group, Inc.*	29,272	490,306
Kimball International, Inc., Class B	14,431	73,165
McGrath RentCorp	6,430	186,406
Metalico, Inc.*	7,682	25,274
Mine Safety Appliances Co.	33,700	1,116,144
Mobile Mini, Inc.*	217,429	3,794,136
Multi-Color Corp.	4,728	121,651
NL Industries, Inc.	87	1,128
Quad/Graphics, Inc.	10,428	149,538
Schawk, Inc.	48,996	549,245
Steelcase, Inc., Class A	32,102	239,481
Sykes Enterprises, Inc.*	15,825	247,820
Team, Inc.*	165,000	4,908,750
Tetra Tech, Inc.*	22,487	485,494
TMS International Corp., Class A*	3,410	33,691
U.S. Ecology, Inc.	534	10,029
UniFirst Corp.	6,366	361,207
United Stationers, Inc.	6,812	221,799
Viad Corp.	8,104	141,658
WCA Waste Corp.*	6,864	44,685

		15,903,452

Construction & Engineering (1.7%)
Aegion Corp.*	17,988	275,936
Argan, Inc.	2,729	41,508
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	77,000	2,910,600
Comfort Systems USA, Inc.	17,385	186,367
Dycom Industries, Inc.*	13,192	275,977
EMCOR Group, Inc.	56,255	1,508,197
Furmanite Corp.*	450,000	2,839,500
Granite Construction, Inc.	94,959	2,252,427
Great Lakes Dredge & Dock Corp.	26,777	148,880
Layne Christensen Co.*	8,957	216,759
Michael Baker Corp.*	3,824	74,989
MYR Group, Inc.*	588	11,254
Northwest Pipe Co.*	4,203	96,081
Orion Marine Group, Inc.*	12,429	82,653
Pike Electric Corp.*	7,475	53,745
Primoris Services Corp.	1,520	22,694
Sterling Construction Co., Inc.*	7,559	81,410
Tutor Perini Corp.*	14,236	175,672
UniTek Global Services, Inc.*	4,754	21,536

		11,276,185

Electrical Equipment (1.0%)
A123 Systems, Inc.*	33,148	53,368
American Superconductor Corp.*	20,546	75,815
Belden, Inc.	2,977	99,075
Brady Corp., Class A	66,193	2,089,713
Broadwind Energy, Inc.*	37,091	25,222

Encore Wire Corp.	8,203	$212,458
EnerSys*	17,696	459,565
Franklin Electric Co., Inc.	21,362	930,529
Generac Holdings, Inc.*	7,140	200,134
General Cable Corp.*	10,800	270,108
Global Power Equipment Group, Inc.*	3,533	83,909
LSI Industries, Inc.	8,722	52,332
Powell Industries, Inc.*	28,356	886,976
PowerSecure International, Inc.*	7,241	35,843
Preformed Line Products Co.	1,000	59,660
Roper Industries, Inc.	13,950	1,211,836
Valence Technology, Inc.*	15,482	15,172

		6,761,715

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	36,600	1,621,380
Seaboard Corp.*	142	289,112
Standex International Corp.	4,441	151,749

		2,062,241

Machinery (4.0%)
Accuride Corp.*	16,563	117,929
Actuant Corp., Class A	25,997	589,872
Alamo Group, Inc.	2,581	69,506
Albany International Corp., Class A	10,198	235,778
American Railcar Industries, Inc.*	4,382	104,861
Ampco-Pittsburgh Corp.	3,500	67,690
Astec Industries, Inc.*	41,953	1,351,306
Barnes Group, Inc.	24,584	592,720
Briggs & Stratton Corp.	84,064	1,302,151
Cascade Corp.	3,877	182,878
CIRCOR International, Inc.	15,222	537,489
CLARCOR, Inc.	1,108	55,389
Colfax Corp.*	46,300	1,318,624
Columbus McKinnon Corp.*	1,846	23,426
Douglas Dynamics, Inc.	3,886	56,813
Energy Recovery, Inc.*	20,636	53,241
EnPro Industries, Inc.*	46,902	1,546,828
ESCO Technologies, Inc.	8,835	254,271
Federal Signal Corp.*	25,995	107,879
Flow International Corp.*	2,264	7,924
FreightCar America, Inc.*	5,414	113,423
Gardner Denver, Inc.	21,900	1,687,614
Graco, Inc.	26,200	1,071,318
Greenbrier Cos., Inc.*	8,843	214,708
Hurco Cos., Inc.*	2,881	60,501
John Bean Technologies Corp.	941	14,463
Kadant, Inc.*	4,096	92,611
Kaydon Corp.	54,716	1,668,838
Kennametal, Inc.	40,700	1,486,364
L.B. Foster Co., Class A	4,044	114,405
Lincoln Electric Holdings, Inc.	37,400	1,463,088
Lydall, Inc.*	7,817	74,183
Meritor, Inc.*	13,851	73,687
Met-Pro Corp.	6,474	58,525
Miller Industries, Inc.	5,024	79,028
Mueller Industries, Inc.	56,272	2,161,970
Mueller Water Products, Inc., Class A	70,859	172,896
NACCO Industries, Inc., Class A	2,648	236,255

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Nordson Corp.	22,400	$922,432
Pentair, Inc.	22,400	745,696
RBC Bearings, Inc.*	2,035	84,860
Robbins & Myers, Inc.	17,827	865,501
Tecumseh Products Co., Class A*	8,329	39,146
Timken Co.	8,400	325,164
Trinity Industries, Inc.	77,100	2,317,626
Wabash National Corp.*	100,569	788,461
Watts Water Technologies, Inc., Class A	38,419	1,314,314

		26,823,652

Marine (0.7%)
Baltic Trading Ltd.	7,293	34,642
Eagle Bulk Shipping, Inc.*	28,741	27,077
Excel Maritime Carriers Ltd.*	20,932	30,351
Genco Shipping & Trading Ltd.*	13,702	92,625
International Shipholding Corp.	2,317	43,305
Kirby Corp.*	73,000	4,806,320
Ultrapetrol Bahamas Ltd.*	9,606	28,626

		5,062,946

Professional Services (0.6%)
Barrett Business Services, Inc.	3,394	67,744
CBIZ, Inc.*	17,939	109,607
CDI Corp.	4,788	66,122
CRA International, Inc.*	4,090	81,146
Dolan Co.*	13,849	117,994
Franklin Covey Co.*	5,836	49,431
FTI Consulting, Inc.*	18,861	800,084
GP Strategies Corp.*	4,789	64,556
Heidrick & Struggles International, Inc.	7,465	160,796
Hill International, Inc.*	11,268	57,918
Hudson Highland Group, Inc.*	14,717	70,494
Huron Consulting Group, Inc.*	612	23,709
ICF International, Inc.*	5,790	143,476
Insperity, Inc.	29,700	752,895
Kelly Services, Inc., Class A	12,124	165,856
Kforce, Inc.*	1,707	21,047
Korn/Ferry International*	19,972	340,722
Navigant Consulting, Inc.*	23,572	268,957
Odyssey Marine Exploration, Inc.*	23,626	64,735
On Assignment, Inc.*	15,008	167,790
Pendrell Corp.*	24,999	63,997
Resources Connection, Inc.	21,097	223,417
TrueBlue, Inc.*	6,164	85,556
VSE Corp.	1,860	45,161

		4,013,210

Road & Rail (2.4%)
Amerco, Inc.	3,892	344,053
Arkansas Best Corp.	11,186	215,554
Celadon Group, Inc.	3,511	41,465
Covenant Transportation Group, Inc., Class A*	3,548	10,537
Genesee & Wyoming, Inc., Class A*	101,100	6,124,638
Marten Transport Ltd.	156,042	2,807,196
Patriot Transportation Holding, Inc.*	2,787	60,478

Quality Distribution, Inc.*	4,639	$52,189
RailAmerica, Inc.*	9,754	145,237
Roadrunner Transportation Systems, Inc.*	3,907	55,206
Saia, Inc.*	247,284	3,086,104
Swift Transportation Co.*	25,659	211,430
Universal Truckload Services, Inc.	2,565	46,555
Vitran Corp., Inc.*	424,500	2,445,120
Werner Enterprises, Inc.	16,852	406,133
Zipcar, Inc.*	1,030	13,823

		16,065,718

Trading Companies & Distributors (3.0%)
Aceto Corp.	12,389	85,484
Air Lease Corp.*	79,040	1,874,038
Aircastle Ltd.	22,339	284,152
Applied Industrial Technologies, Inc.	16,800	590,856
CAI International, Inc.*	297	4,592
DXP Enterprises, Inc.*	171,000	5,506,200
Essex Rental Corp.*	6,475	19,101
H&E Equipment Services, Inc.*	7,029	94,329
Interline Brands, Inc.*	13,911	216,594
Kaman Corp.	5,324	145,452
Lawson Products, Inc.	1,582	24,410
RSC Holdings, Inc.*	30,463	563,566
Rush Enterprises, Inc., Class A*	249,767	5,225,126
SeaCube Container Leasing Ltd.	5,087	75,338
TAL International Group, Inc.	165,000	4,750,350
Titan Machinery, Inc.*	4,742	103,044
United Rentals, Inc.*	19,804	585,208

		20,147,840

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	5,805	81,212

Total Industrials		129,902,789

Information Technology (5.0%)
Communications Equipment (1.0%)
Anaren, Inc.*	6,157	102,329
Arris Group, Inc.*	55,609	601,689
Aviat Networks, Inc.*	27,556	50,428
Bel Fuse, Inc., Class B	4,732	88,725
Black Box Corp.	8,212	230,265
Blue Coat Systems, Inc.*	12,264	312,119
Communications Systems, Inc.	2,888	40,605
Comtech Telecommunications Corp.	9,173	262,531
Digi International, Inc.*	9,669	107,906
Emcore Corp.*	39,887	34,395
Emulex Corp.*	39,417	270,401
Extreme Networks, Inc.*	30,117	87,942
Globecomm Systems, Inc.*	2,979	40,753
Harmonic, Inc.*	41,331	208,308
Infinera Corp.*	44,651	280,408
KVH Industries, Inc.*	6,350	49,403
Loral Space & Communications, Inc.*	26,086	1,692,460
Oclaro, Inc.*	23,038	64,967
Oplink Communications, Inc.*	5,257	86,583
Opnext, Inc.*	19,377	15,653

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

ORBCOMM, Inc.*	15,330	$45,837
Plantronics, Inc.	14,267	508,476
Sonus Networks, Inc.*	88,841	213,218
Sycamore Networks, Inc.*	9,098	162,854
Symmetricom, Inc.*	19,793	106,684
Tekelec*	27,608	301,755
Ubiquiti Networks, Inc.*	2,727	49,713
ViaSat, Inc.*	10,216	471,162
Westell Technologies, Inc., Class A*	23,746	52,716

		6,540,285

Computers & Peripherals (0.2%)
Avid Technology, Inc.*	13,519	115,317
Cray, Inc.*	16,348	105,771
Dot Hill Systems Corp.*	19,290	25,656
Electronics for Imaging, Inc.*	19,818	282,406
Imation Corp.*	13,705	78,530
Immersion Corp.*	1,020	5,283
Intermec, Inc.*	27,094	185,865
Intevac, Inc.*	10,342	76,531
Novatel Wireless, Inc.*	12,993	40,668
Quantum Corp.*	102,677	246,425
Rimage Corp.	4,415	49,669
Xyratex Ltd.	12,734	169,617

		1,381,738

Electronic Equipment, Instruments & Components (1.4%)
Agilysys, Inc.*	8,028	63,823
Anixter International, Inc.*	6,419	382,829
Badger Meter, Inc.	1,189	34,992
Benchmark Electronics, Inc.*	156,348	2,106,008
Brightpoint, Inc.*	17,629	189,688
Checkpoint Systems, Inc.*	18,285	200,038
Cognex Corp.	3,473	124,299
Coherent, Inc.*	2,993	156,444
CTS Corp.	15,673	144,192
Daktronics, Inc.	12,616	120,735
DDi Corp.	4,325	40,352
Electro Rent Corp.	5,082	87,156
Electro Scientific Industries, Inc.*	9,355	135,460
FEI Co.*	1,346	54,890
GSI Group, Inc.*	11,687	119,558
Identive Group, Inc.*	17,566	39,172
Insight Enterprises, Inc.*	19,801	302,757
InvenSense, Inc.*	2,422	24,123
Kemet Corp.*	19,073	134,465
Littelfuse, Inc.	1,253	53,854
Mercury Computer Systems, Inc.*	13,720	182,339
Methode Electronics, Inc.	16,789	139,181
Multi-Fineline Electronix, Inc.*	31,715	651,743
NeoPhotonics Corp.*	1,928	8,830
Newport Corp.*	11,718	159,482
OSI Systems, Inc.*	1,965	95,853
Park Electrochemical Corp.	9,371	240,085
PC Connection, Inc.	3,997	44,327
Plexus Corp.*	1,408	38,551
Power-One, Inc.*	2,036	7,961
RadiSys Corp.*	8,747	44,260
Richardson Electronics Ltd.	6,090	74,846
Rofin-Sinar Technologies, Inc.*	68,583	1,567,121
Rogers Corp.*	4,816	177,518

Sanmina-SCI Corp.*	36,676	$341,454
Scansource, Inc.*	10,364	373,104
SYNNEX Corp.*	11,469	349,346
TTM Technologies, Inc.*	18,094	198,310
Viasystems Group, Inc.*	1,114	18,849
Vishay Precision Group, Inc.*	5,574	89,072
X-Rite, Inc.*	11,964	55,513
Zygo Corp.*	6,128	108,159

		9,480,739

Internet Software & Services (0.3%)
Angie’s List, Inc.*	2,228	35,871
Bankrate, Inc.*	2,756	59,254
Carbonite, Inc.*	860	9,546
DealerTrack Holdings, Inc.*	2,571	70,085
Digital River, Inc.*	14,781	222,011
EarthLink, Inc.	50,582	325,748
InfoSpace, Inc.*	15,437	169,653
Internap Network Services Corp.*	3,338	19,828
KIT Digital, Inc.*	17,419	147,191
Limelight Networks, Inc.*	5,465	16,176
Marchex, Inc., Class B	5,772	36,075
Openwave Systems, Inc.*	27,140	42,881
Perficient, Inc.*	3,300	33,033
QuinStreet, Inc.*	11,132	104,195
RealNetworks, Inc.	9,725	72,937
support.com, Inc.*	8,207	18,466
TechTarget, Inc.*	1,848	10,792
United Online, Inc.	40,449	220,043
XO Group, Inc.*	6,399	53,368
Zillow, Inc.*	1,476	33,180

		1,700,333

IT Services (0.5%)
Acxiom Corp.*	36,345	443,772
CACI International, Inc., Class A*	11,120	621,830
CIBER, Inc.*	29,067	112,199
Computer Task Group, Inc.*	2,046	28,808
Convergys Corp.*	47,435	605,745
CSG Systems International, Inc.*	8,277	121,755
Dynamics Research Corp.*	3,982	45,156
Euronet Worldwide, Inc.*	23,028	425,557
Global Cash Access Holdings, Inc.*	13,881	61,770
Hackett Group, Inc.*	4,808	17,982
ManTech International Corp., Class A	10,623	331,862
ModusLink Global Solutions, Inc.	19,759	106,699
MoneyGram International, Inc.*	449	7,970
NCI, Inc., Class A*	2,447	28,508
Stream Global Services, Inc.*	3,638	12,042
Unisys Corp.*	11,288	222,486

		3,194,141

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Analogic Technologies, Inc.*	15,527	89,746
Advanced Energy Industries, Inc.*	19,849	212,980
Alpha & Omega Semiconductor Ltd.*	6,738	49,255

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Amkor Technology, Inc.*	43,310	$188,832
Amtech Systems, Inc.*	265	2,255
ANADIGICS, Inc.*	30,731	67,301
Applied Micro Circuits Corp.*	4,545	30,542
ATMI, Inc.*	13,356	267,521
Axcelis Technologies, Inc.*	49,315	65,589
AXT, Inc.*	8,388	34,978
Brooks Automation, Inc.	30,099	309,117
Cabot Microelectronics Corp.*	8,136	384,426
Cohu, Inc.	87,926	997,960
Cymer, Inc.*	10,312	513,125
DSP Group, Inc.*	10,700	55,747
Entegris, Inc.*	40,705	355,151
Exar Corp.*	14,892	96,798
FormFactor, Inc.*	23,129	117,033
FSI International, Inc.*	17,515	64,105
GSI Technology, Inc.*	9,081	42,499
Integrated Device Technology, Inc.*	24,533	133,950
Integrated Silicon Solution, Inc.*	12,168	111,216
Intermolecular, Inc.*	1,849	15,864
IXYS Corp.*	3,776	40,894
Kopin Corp.*	18,059	70,069
Kulicke & Soffa Industries, Inc.*	32,314	298,904
Lattice Semiconductor Corp.*	37,140	220,612
LTX-Credence Corp.*	10,397	55,624
Mindspeed Technologies, Inc.*	6,989	32,010
MIPS Technologies, Inc.*	7,149	31,885
MKS Instruments, Inc.	23,542	654,938
Monolithic Power Systems, Inc.*	3,195	48,149
Nanometrics, Inc.*	9,169	168,893
OmniVision Technologies, Inc.*	5,634	68,932
PDF Solutions, Inc.*	797	5,555
Pericom Semiconductor Corp.*	10,128	77,074
Photronics, Inc.*	26,525	161,272
PLX Technology, Inc.*	20,104	57,698
RF Micro Devices, Inc.*	111,103	599,956
Rudolph Technologies, Inc.*	14,364	133,011
Sigma Designs, Inc.*	14,505	87,030
Silicon Image, Inc.*	7,646	35,936
Spansion, Inc., Class A*	22,948	190,009
Standard Microsystems Corp.*	10,468	269,760
STR Holdings, Inc.*	13,854	114,018
Supertex, Inc.*	4,519	85,319
Tessera Technologies, Inc.*	22,971	384,764
Veeco Instruments, Inc.*	5,642	117,354

		8,215,656

Software (0.4%)
Accelrys, Inc.*	25,160	169,075
Actuate Corp.*	1,256	7,360
Ebix, Inc.	4,048	89,461
EPIQ Systems, Inc.	13,350	160,467
ePlus, Inc.*	1,640	46,379
Fair Isaac Corp.	6,689	239,734
Imperva, Inc.*	661	23,009
JDA Software Group, Inc.*	15,495	501,883
Mentor Graphics Corp.*	24,016	325,657
Motricity, Inc.*	1,003	903
Progress Software Corp.*	12,416	240,250
Quest Software, Inc.*	17,715	329,499
Rosetta Stone, Inc.*	5,085	38,799

S1 Corp.*	21,064	$201,582
SeaChange International, Inc.*	6,201	43,593
Smith Micro Software, Inc.*	16,419	18,553
SS&C Technologies Holdings, Inc.*	11,464	207,040
Tangoe, Inc.*	979	15,077
TeleCommunication Systems, Inc., Class A*	12,289	28,879
TeleNav, Inc.*	378	2,952
THQ, Inc.*	31,190	23,704

		2,713,856

Total Information Technology		33,226,748

Materials (5.3%)
Chemicals (2.7%)
A. Schulman, Inc.	59,967	1,270,101
American Vanguard Corp.	8,548	114,030
Cabot Corp.	34,700	1,115,258
Calgon Carbon Corp.*	5,327	83,687
Chase Corp.	2,741	38,100
Chemtura Corp.*	16,940	192,100
Ferro Corp.*	39,499	193,150
FutureFuel Corp.	5,469	67,925
Georgia Gulf Corp.*	15,151	295,293
H.B. Fuller Co.	136,437	3,153,059
Innospec, Inc.*	1,109	31,130
KMG Chemicals, Inc.	331	5,716
Kraton Performance Polymers, Inc.*	1,835	37,250
Landec Corp.*	11,978	66,119
Minerals Technologies, Inc.	8,237	465,638
Olin Corp.	14,504	285,004
OM Group, Inc.*	13,936	312,027
PolyOne Corp.	11,767	135,909
Quaker Chemical Corp.	1,395	54,251
RPM International, Inc.	75,201	1,846,185
Sensient Technologies Corp.	42,429	1,608,059
Spartech Corp.*	14,031	66,367
Stepan Co.	3,691	295,871
TPC Group, Inc.*	2,125	49,576
Tredegar Corp.	10,498	233,266
Valhi, Inc.	106,852	6,461,340
Zoltek Cos., Inc.*	12,699	96,766

		18,573,177

Construction Materials (0.1%)
Eagle Materials, Inc.	3,953	101,434
Headwaters, Inc.*	27,736	61,574
Texas Industries, Inc.	10,199	313,925
United States Lime & Minerals, Inc.*	865	51,995

		528,928

Containers & Packaging (0.1%)
AptarGroup, Inc.	3,700	193,029
Boise, Inc.	41,617	296,313
Graphic Packaging Holding Co.*	9,114	38,826
Myers Industries, Inc.	12,395	152,954

		681,122

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Metals & Mining (2.0%)
A.M. Castle & Co.*	7,594	$71,839
Century Aluminum Co.*	23,535	200,283
Coeur d’Alene Mines Corp.*	37,778	911,961
Commercial Metals Co.	40,400	558,732
Golden Minerals Co.*	813	4,724
Golden Star Resources Ltd.*	118,055	194,791
Handy & Harman Ltd.*	2,057	20,364
Harry Winston Diamond Corp.*	54,000	575,100
Haynes International, Inc.	1,233	67,322
Horsehead Holding Corp.*	18,874	170,055
Inmet Mining Corp.	65,800	4,230,577
Jaguar Mining, Inc.*	38,663	246,670
Kaiser Aluminum Corp.	4,204	192,880
Materion Corp.*	8,572	208,128
Olympic Steel, Inc.	4,121	96,102
Reliance Steel & Aluminum Co.	45,200	2,200,788
Revett Minerals, Inc.*	4,941	23,321
RTI International Metals, Inc.*	11,988	278,241
Steel Dynamics, Inc.	92,000	1,209,800
SunCoke Energy, Inc.*	3,002	33,622
Thompson Creek Metals Co., Inc.*	68,603	477,477
U.S. Energy Corp./Wyoming*	10,987	31,972
U.S. Gold Corp.*	267,700	899,472
Universal Stainless & Alloy Products, Inc.*	3,193	119,290
Vista Gold Corp.*	27,044	83,025
Worthington Industries, Inc.	9,911	162,342

		13,268,878

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.	18,035	603,090
Clearwater Paper Corp.*	10,492	373,620
KapStone Paper and Packaging Corp.*	17,838	280,770
Louisiana-Pacific Corp.*	59,244	478,099
Neenah Paper, Inc.	3,410	76,111
P.H. Glatfelter Co.	19,843	280,183
Schweitzer-Mauduit International, Inc.	7,260	482,500
Verso Paper Corp.*	6,425	6,168
Wausau Paper Corp.	22,637	186,982

		2,767,523

Total Materials		35,819,628

Telecommunication Services (0.9%)
Diversified Telecommunication Services (0.8%)
Alaska Communications Systems Group, Inc.	16,341	49,186
Atlantic Tele-Network, Inc.	3,280	128,084
Boingo Wireless, Inc.*	732	6,295
Cincinnati Bell, Inc.*	63,098	191,187
Consolidated Communications Holdings, Inc.	2,339	44,558
Fairpoint Communications, Inc.*	9,144	39,594
Globalstar, Inc.*	45,962	24,820
IDT Corp., Class B	277	2,598
inContact, Inc.*	1,076	4,767
Iridium Communications, Inc.*	17,612	135,789
Neutral Tandem, Inc.*	13,718	146,645

Premiere Global Services, Inc.*	528,824	$4,479,139
SureWest Communications	5,897	70,941
Vonage Holdings Corp.*	36,332	89,013

		5,412,616

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.*	22,077	205,095
USA Mobility, Inc.	10,165	140,989

		346,084

Total Telecommunication Services		5,758,700

Utilities (2.8%)
Electric Utilities (1.3%)
Allete, Inc.	14,529	609,927
Central Vermont Public Service Corp.	5,995	210,425
Cleco Corp.	27,483	1,047,102
El Paso Electric Co.	18,896	654,557
Empire District Electric Co.	18,983	400,352
IDACORP, Inc.	22,334	947,185
MGE Energy, Inc.	10,508	491,459
NV Energy, Inc.	57,600	941,760
Otter Tail Corp.	15,410	339,328
PNM Resources, Inc.	35,806	652,743
Portland General Electric Co.	34,083	861,959
UIL Holdings Corp.	23,053	815,385
UniSource Energy Corp.	16,738	617,967
Unitil Corp.	4,877	138,409

		8,728,558

Gas Utilities (0.9%)
Chesapeake Utilities Corp.	4,376	189,700
Laclede Group, Inc.	10,219	413,563
New Jersey Resources Corp.	18,767	923,336
Northwest Natural Gas Co.	12,153	582,493
Piedmont Natural Gas Co., Inc.	32,603	1,107,850
South Jersey Industries, Inc.	11,096	630,364
Southwest Gas Corp.	20,757	881,965
WGL Holdings, Inc.	23,282	1,029,530

		5,758,801

Independent Power Producers & Energy Traders (0.1%)
Atlantic Power Corp.	47,408	677,934
Dynegy, Inc.*	46,234	128,068
Genie Energy Ltd., Class B	277	2,197
Ormat Technologies, Inc.	8,218	148,171

		956,370

Multi-Utilities (0.3%)
Avista Corp.	26,242	675,731
Black Hills Corp.	17,974	603,567
CH Energy Group, Inc.	7,033	410,587
NorthWestern Corp.	16,558	592,611

		2,282,496

Water Utilities (0.2%)
American States Water Co.	8,333	290,822
Artesian Resources Corp., Class A	2,933	55,228
Cadiz, Inc.*	5,329	51,318

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

California Water Service Group	19,249	$351,487
Connecticut Water Service, Inc.	3,896	105,698
Consolidated Water Co., Ltd.	6,834	58,636
Middlesex Water Co.	7,096	132,411
Pennichuck Corp.	920	26,524
SJW Corp.	6,482	153,234
York Water Co.	5,818	102,630

		1,327,988

Total Utilities		19,054,213

Total Common Stocks (89.8%) (Cost $565,190,367)		601,598,945

INVESTMENT COMPANIES:
Investment Company (0.6%)
JZ Capital Partners Ltd.	102,400	540,692
RIT Capital Partners plc	197,220	3,748,900
THL Credit, Inc.	4,119	50,293

Total Investment Companies (0.6%) (Cost $4,888,771)		4,339,885

	Number of Rights	Value (Note 1)

RIGHTS:
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc., expiring 12/31/49*(b)† (Cost $—)	11,430	$114

Total Investments (90.4%) (Cost $570,079,138)		605,938,944
Other Assets Less Liabilities (9.6%)		64,094,753

Net Assets (100%)		$670,033,697

*	Non-income producing.
†	Securities (totaling $114 or 0.0% of net assets) at fair value by management.
(b)	Illiquid Security.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$156,815,286	$99,507,598	$256,322,884	$—	$105,865	$—

At December 31, 2011, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2011	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	816	March-12	$59,581,182	$60,286,080	$704,898

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$109,821,464	$—	$—	$109,821,464
Consumer Staples	15,360,129	—	—	15,360,129
Energy	57,732,155	—	—	57,732,155
Financials	165,227,434	9,365,528	—	174,592,962
Health Care	20,330,157	—	—	20,330,157
Industrials	129,902,789	—	—	129,902,789
Information Technology	33,226,748	—	—	33,226,748
Materials	35,819,628	—	—	35,819,628
Telecommunication Services	5,758,700	—	—	5,758,700
Utilities	19,054,213	—	—	19,054,213
Futures	704,898	—	—	704,898
Investment Companies
Exchange Traded Funds (ETFs)	—	4,289,592	—	4,289,592
Investment Companies	50,293	—	—	50,293
Rights
Information Technology	—	—	114	114

Total Assets	$592,988,608	$13,655,120	$114	$606,643,842

Total Liabilities	$—	$—	$—	$—

Total	$592,988,608	$13,655,120	$114	$606,643,842

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Corporate Bonds- Financials	Investments in Rights-Information Technology††

Balance as of 12/31/10	$4,611	$—
Total gains or losses (realized/unrealized) included in earnings	(1,817)	114
Purchases	—	—
Sales	(2,794)	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/11	$—	$114

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/11	$—	$114

†† Security represents level 3 investments with $0 cost.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Fair Values of Derivative Instruments as of December 31, 2011:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	704,898	*
Commodity contracts	Receivables	—
Other contracts	Receivables

Total		$704,898

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(25,373)	—	(25,373)
Credit contracts	—	—	—	—	—
Equity contracts	—	(41,558,289)	—	—	(41,558,289)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(41,558,289)	$(25,373)	$—	$(41,583,662)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(3,532,920)	—	—	(3,532,920)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,532,920)	$—	$—	$(3,532,920)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $964,000 and futures contracts with an average notional balance of approximately $116,884,000 during the year ended December 31, 2011.

^ This Portfolio held futures as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$423,690,919
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$485,744,525

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,979,820
Aggregate gross unrealized depreciation	(76,347,750)

Net unrealized appreciation	$34,632,070

Federal income tax cost of investments	$571,306,874

The Portfolio has a net capital loss carryforward of $420,862,526 of which $161,332,945 expires in the year 2016 and $259,529,581 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $13,309,256 during 2011.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value (Cost $570,079,138)	$605,938,944
Cash	57,788,867
Cash held as collateral at broker	6,716,000
Dividends, interest and other receivables	873,918
Receivable for securities sold	166,360
Receivable from Separate Accounts for Trust shares sold	38,173
Receivable from investment sub-advisor	7,602

Total assets	671,529,864

LIABILITIES
Investment management fees payable	488,935
Payable to Separate Accounts for Trust shares redeemed	482,458
Due to broker for futures variation margin	227,978
Administrative fees payable	116,111
Distribution fees payable - Class B	107,467
Payable for securities purchased	34,300
Trustees’ fees payable	1,476
Accrued expenses	37,442

Total liabilities	1,496,167

NET ASSETS	$670,033,697

Net assets were comprised of:
Paid in capital	$1,061,693,180
Accumulated undistributed net investment income (loss)	849,005
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(429,073,192)
Net unrealized appreciation (depreciation) on investments and futures	36,564,704

Net assets	$670,033,697

Class A
Net asset value, offering and redemption price per share, $11,572,740 / 1,180,240 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class B
Net asset value, offering and redemption price per share, $508,539,704 / 51,820,069 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

Class K
Net asset value, offering and redemption price per share, $149,921,253 / 15,289,669 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends ($105,865 of dividend income received from affiliates)(net of $15,938 foreign withholding tax)	$10,069,216
Interest	33,646

Total income	10,102,862

EXPENSES
Investment management fees	6,719,976
Distribution fees - Class B	1,456,043
Administrative fees	1,224,432
Custodian fees	99,900
Printing and mailing expenses	54,889
Professional fees	53,894
Trustees’ fees	11,072
Miscellaneous	18,472

Gross expenses	9,638,678
Less: Reimbursement from sub-advisor	(61,911)
Fees paid indirectly	(16,729)

Net expenses	9,560,038

NET INVESTMENT INCOME (LOSS)	542,824

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	54,758,323
Futures	(41,558,289)
Foreign currency transactions	(14,209)

Net realized gain (loss)	13,185,825

Change in unrealized appreciation (depreciation) on:
Securities	(80,373,469)
Futures	(3,532,920)

Net change in unrealized appreciation (depreciation)	(83,906,389)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(70,720,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(70,177,740)

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$542,824		$2,212,183
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolio	13,185,825		74,362,247
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(83,906,389)		101,940,906

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(70,177,740)		178,515,336

DIVIDENDS:
Dividends from net investment income
Class A	(36,712)		(877,770)
Class B	(384,573)		(871,758)
Class K†	(521,109)		—

TOTAL DIVIDENDS	(942,394)		(1,749,528)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 150,105 and 443,048 shares, respectively ]	1,631,569		4,117,393
Capital shares issued in reinvestment of dividends [ 3,846 and 82,194 shares, respectively ]	36,712		877,770
Capital shares repurchased [ (20,105,749) and (2,602,441) shares, respectively ]	(193,568,277	)(z)	(25,728,990)

Total Class A transactions	(191,899,996)		(20,733,827)

Class B
Capital shares sold [ 2,887,545 and 7,416,979 shares, respectively ]	30,539,410		69,475,000
Capital shares issued in reinvestment of dividends [ 40,258 and 81,555 shares, respectively ]	384,604		871,758
Capital shares repurchased [ (10,938,836) and (14,627,474) shares, respectively ]	(117,177,451)		(135,262,737)

Total Class B transactions	(86,253,437)		(64,915,979)

Class K†
Capital shares sold [ 18,908,477 and 0 shares, respectively ]	180,473,385	(z)	—
Capital shares issued in reinvestment of dividends [ 54,597 and 0 shares, respectively ]	521,109		—
Capital shares repurchased [ (3,673,405) and 0 shares, respectively ]	(35,475,386)		—

Total Class K transactions	145,519,108		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(132,634,325)		(85,649,806)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(203,754,459)		91,116,002
NET ASSETS:
Beginning of year	873,788,156		782,672,154

End of year (a)	$670,033,697		$873,788,156

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$849,005		$443,341

† Class K commenced operations on August 26, 2011.

(z)   On August 29, 2011, certain affiliated shareholders of the Multimanager Small Cap Value Portfolio exchanged approximately 18,877,921 Class A shares for approximately 18,877,921 Class K shares. This exchange amounted to approximately $180,176,667.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010	2009	2008	2007
Net asset value, beginning of year	$10.79		$8.67	$6.92	$11.23	$13.70

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)	0.04 (e)	0.08 (e)	0.05 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.96)		2.12	1.77	(4.28)	(1.42)

Total from investment operations	(0.95)		2.16	1.85	(4.23)	(1.32)

Less distributions:
Dividends from net investment income	(0.03)		(0.04)	(0.10)	(0.04)	(0.07)
Distributions from net realized gains	—		—	—	(0.04)	(1.08)

Total dividends and distributions	(0.03)		(0.04)	(0.10)	(0.08)	(1.15)

Net asset value, end of year	$9.81		$10.79	$8.67	$6.92	$11.23

Total return	(8.79)%		24.93%	26.76%	(37.75)%	(9.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,573		$227,924	$201,332	$242,715	$628,684
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.02%		1.03%	1.05%	1.23%	1.07	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.01%		1.03%	0.77%	1.17%	1.06%
Before waivers, reimbursements and fees paid indirectly (f)	1.03%		1.04%	1.05%	1.23%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.12%		0.45%	0.82%	0.42%	0.71%
After waivers, reimbursements and fees paid indirectly (f)	0.12%		0.45%	1.09%	0.47%	0.72%
Before waivers, reimbursements and fees paid indirectly (f)	0.11%		0.44%	0.82%	0.42%	0.68%
Portfolio turnover rate	63%		20%	63%	98%	103%

	Year Ended December 31,
Class B	2011		2010	2009	2008	2007
Net asset value, beginning of year	$10.79		$8.68	$6.93	$11.24	$13.71

Income (loss) from investment operations:
Net investment income (loss)	—	(e)#	0.02 (e)	0.06 (e)	0.02 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)		2.10	1.77	(4.27)	(1.42)

Total from investment operations	(0.97)		2.12	1.83	(4.25)	(1.35)

Less distributions:
Dividends from net investment income	(0.01)		(0.01)	(0.08)	(0.02)	(0.04)
Distributions from net realized gains	—		—	—	(0.04)	(1.08)

Total dividends and distributions	(0.01)		(0.01)	(0.08)	(0.06)	(1.12)

Net asset value, end of year	$9.81		$10.79	$8.68	$6.93	$11.24

Total return	(9.01)%		24.48%	26.40%	(37.87)%	(9.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$508,540		$645,864	$581,340	$506,586	$980,945
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.27%		1.28%	1.30%	1.48%	1.32	%(c)
After waivers, reimbursements and fees paid indirectly (f)	1.26	%(c)	1.28%	1.03%	1.42%	1.31	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	1.28%		1.29%	1.30%	1.48%	1.35	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	—@	%	0.20%	0.60%	0.17%	0.48%
After waivers, reimbursements and fees paid indirectly (f)	—@	%	0.20%	0.87%	0.23%	0.50%
Before waivers, reimbursements and fees paid indirectly (f)	(0.01)%		0.19%	0.60%	0.17%	0.46%
Portfolio turnover rate	63%		20%	63%	98%	103%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.38

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.44

Total from investment operations	0.46

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$9.81

Total return (b)	4.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$149,921
Ratio of expenses to average net assets:
After reimbursements (a)(f)	1.04%
After reimbursements and fees paid indirectly (a)(f)	1.04%
Before waivers, reimbursements and fees paid indirectly(a)(f)	1.04%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.60%
After reimbursements and fees paid indirectly (a)(f)	0.60%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.60%
Portfolio turnover rate	63%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
@	Percent shown is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.

See Notes to Financial Statements.

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Funds Management Group, LLC

➢	RCM Capital Management, LLC

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	(4.58)%	2.37%	2.59%	2.59%
Portfolio – Class B Shares	(4.84)	2.11	2.33	2.33
S&P North American Technology Sector Index	(0.88)	3.84	2.44	2.44
Russell 1000® Index	1.50	(0.02)	3.34	3.34
* Date of inception 12/31/01. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (4.58)% for the year ended December 31, 2011. The Portfolio’s benchmark, the S&P North American Technology Sector Index, returned (0.88)% over the same period.

The Portfolio, under normal circumstances, allocates approximately 50% of its assets to investment advisers who employ different but complementary active management strategies. Additionally, AXA Equitable Funds Management Group, LLC, a wholly-owned subsidiary of AXA Equitable Life Insurance Company, manages an allocated portion of the Portfolio which may invest in exchange-traded funds (ETFs). The remaining assets are allocated to an investment adviser who employs an index style of investing, which is designed to track the performance of a specific benchmark.

2011 was extremely volatile for the equity markets. Investors saw a rise in stock prices early in the year only to watch those same stocks fall sharply for five months through September, yet rally again in the fourth quarter. Despite this late push many stocks finished the year underwater. For the year, large capitalization U.S. equities, as measured by the Russell 1000® Index, posted a paltry return. Seven of the ten sectors posted positive returns, led by Utilities and Consumer Staples, while Materials and Financials were the worst.

Portfolio Highlights

What helped performance during the year:

•	Sector positioning contributed to overall returns with positive results from an overweight to the IT Services industry and an out-of-benchmark allocation to the Professional Services industry.

•	A relative underweight to Research in Motion was a major contributor to performance as the stock took a large hit this year. A relative underweight to Hewlett-Packard was also additive.

•	Strong stock selection within the Computers & Peripherals and Internet & Catalog Retail industries was also additive.

What hurt performance during the year:

•	Overall, security level selection hurt the Portfolio, with weakest performance within the Software, IT Services, and Semiconductor & Semiconductor Equipment industries.

•	Some of the largest detractors include hiSoft Technology International Ltd. and Calix.

•	The Chinese holding Longtop Financial Technologies was also a major detractor to relative returns as fraud was discovered at the banking software vendor.

Sector Weightings as of 12/31/11	% of Net Assets
Information Technology	73.0%
Exchange Traded Funds	20.6
Consumer Discretionary	2.3
Health Care	0.4
Materials	0.3
Industrials	0.1
Cash and Other	3.3

100.0%

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$916.42	$5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.44	5.83
Class B
Actual	1,000.00	915.86	6.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.18	7.09

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.14% and 1.39%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (2.3%)
Automobiles (0.3%)
Tesla Motors, Inc.*	62,334	$1,780,259

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	41,195	7,130,855
Blue Nile, Inc.*	1,100	44,968
Expedia, Inc.	7,050	204,591
Netflix, Inc.*	4,070	282,010
priceline.com, Inc.*	8,108	3,792,193
Shutterfly, Inc.*	2,200	50,072
TripAdvisor, Inc.*	7,050	177,730

		11,682,419

Total Consumer Discretionary		13,462,678

Health Care (0.4%)
Health Care Technology (0.4%)
athenahealth, Inc.*	44,706	2,195,959
M3, Inc.	89	401,234

Total Health Care		2,597,193

Industrials (0.1%)
Professional Services (0.1%)
Huron Consulting Group, Inc.*	25,115	972,955

Total Industrials		972,955

Information Technology (73.0%)
Communications Equipment (9.0%)
AAC Technologies Holdings, Inc.	322,000	723,055
Acme Packet, Inc.*	4,212	130,193
ADTRAN, Inc.	128,646	3,879,963
Arris Group, Inc.*	8,500	91,970
Aruba Networks, Inc.*	23,680	438,554
Blue Coat Systems, Inc.*	3,000	76,350
Brocade Communications Systems, Inc.*	36,900	191,511
Calix, Inc.*	43,100	278,857
Ciena Corp.*	7,200	87,120
Cisco Systems, Inc.	1,155,115	20,884,479
Comtech Telecommunications Corp.	1,600	45,792
EchoStar Corp., Class A*	2,900	60,726
Emulex Corp.*	6,100	41,846
F5 Networks, Inc.*	10,340	1,097,281
Finisar Corp.*	28,300	473,883
Harris Corp.	8,700	313,548
Infinera Corp.*	8,000	50,240
InterDigital, Inc.	3,400	148,138
Ixia*	3,500	36,785
JDS Uniphase Corp.*	16,600	173,304
Juniper Networks, Inc.*	42,500	867,425
Loral Space & Communications, Inc.*	900	58,392
Motorola Mobility Holdings, Inc.*	19,487	756,096
Motorola Solutions, Inc.	49,932	2,311,352
NETGEAR, Inc.*	2,800	93,996
Plantronics, Inc.	3,200	114,048
Polycom, Inc.*	13,062	212,911
QUALCOMM, Inc.	337,891	18,482,638
Research In Motion Ltd.*	34,873	505,658

Riverbed Technology, Inc.*	11,628	$273,258
Sonus Networks, Inc.*	21,000	50,400
Sycamore Networks, Inc.*	1,500	26,850
Tekelec*	4,800	52,464
Tellabs, Inc.	26,300	106,252
ViaSat, Inc.*	3,100	142,972

		53,278,307

Computers & Peripherals (13.2%)
3D Systems Corp.*	2,500	36,000
Advantech Co., Ltd.	200,000	553,519
Apple, Inc.*	115,120	46,623,600
Catcher Technology Co., Ltd.	168,000	779,550
Dell, Inc.*	113,100	1,654,653
Diebold, Inc.	4,700	141,329
Electronics for Imaging, Inc.*	3,600	51,300
EMC Corp.*	315,630	6,798,670
Hewlett-Packard Co.	550,878	14,190,617
Lexmark International, Inc., Class A	5,300	175,271
NCR Corp.*	11,700	192,582
NetApp, Inc.*	26,578	963,984
QLogic Corp.*	7,500	112,500
SanDisk Corp.*	97,145	4,780,506
Seagate Technology plc	31,405	515,042
Synaptics, Inc.*	2,300	69,345
Western Digital Corp.*	17,400	538,530

		78,176,998

Electronic Equipment, Instruments & Components (2.6%)
Aeroflex Holding Corp.*	2,423	24,811
Amphenol Corp., Class A	12,207	554,076
Anixter International, Inc.*	2,000	119,280
Arrow Electronics, Inc.*	8,400	314,244
Avnet, Inc.*	11,100	345,099
AVX Corp.	3,600	45,936
Benchmark Electronics, Inc.*	4,400	59,268
Celestica, Inc.*	14,700	107,751
Chroma ATE, Inc.	157,960	309,879
Cognex Corp.	3,000	107,370
Coherent, Inc.*	1,900	99,313
Corning, Inc.	116,300	1,509,574
Dolby Laboratories, Inc., Class A*	3,663	111,758
FEI Co.*	2,700	110,106
FLIR Systems, Inc.	11,708	293,520
Hamamatsu Photonics KK	11,300	395,361
Hitachi Ltd.	1,276,000	6,697,467
Hon Hai Precision Industry Co., Ltd.	190,000	520,195
Ingram Micro, Inc., Class A*	11,500	209,185
IPG Photonics Corp.*	2,000	67,740
Itron, Inc.*	3,100	110,887
Jabil Circuit, Inc.	13,500	265,410
Littelfuse, Inc.	1,700	73,066
Molex, Inc.	10,219	243,825
National Instruments Corp.	7,000	181,650
Plexus Corp.*	2,700	73,926
RealD, Inc.*	2,500	19,850
Rofin-Sinar Technologies, Inc.*	2,200	50,270
Sanmina-SCI Corp.*	5,600	52,136
SYNNEX Corp.*	1,800	54,828

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Synnex Technology International Corp.	274,150	$661,857
TE Connectivity Ltd.	31,600	973,596
Tech Data Corp.*	3,100	153,171
Trimble Navigation Ltd.*	9,100	394,940
TTM Technologies, Inc.*	3,900	42,744
Universal Display Corp.*	3,420	125,480
Vishay Intertechnology, Inc.*	11,400	102,486

		15,582,055

Internet Software & Services (9.5%)
Akamai Technologies, Inc.*	95,702	3,089,261
Ancestry.com, Inc.*	1,900	43,624
AOL, Inc.*	7,249	109,460
Baidu, Inc. (ADR)*	28,856	3,360,858
Bankrate, Inc.*	1,504	32,336
DealerTrack Holdings, Inc.*	2,900	79,054
Digital River, Inc.*	3,000	45,060
EarthLink, Inc.	8,400	54,096
eBay, Inc.*	194,535	5,900,246
Equinix, Inc.*	6,050	613,470
Google, Inc., Class A*	43,728	28,243,915
IAC/InterActiveCorp	6,100	259,860
j2 Global, Inc.	3,400	95,676
Kakaku.com, Inc.	26,600	975,253
LogMeIn, Inc.*	1,600	61,680
Monster Worldwide, Inc.*	9,900	78,507
NetEase.com, Inc. (ADR)*	46,940	2,105,259
Open Text Corp.*	4,350	222,459
OpenTable, Inc.*	1,800	70,434
Phoenix New Media Ltd. (ADR)*	74,203	414,053
Rackspace Hosting, Inc.*	82,215	3,536,067
Renren, Inc. (ADR)*	878	3,117
RightNow Technologies, Inc.*	1,800	76,914
SINA Corp.*	32,116	1,670,032
Sohu.com, Inc.*	6,400	320,000
ValueClick, Inc.*	6,000	97,740
VeriSign, Inc.	28,980	1,035,166
WebMD Health Corp.*	4,267	160,226
Yahoo!, Inc.*	207,850	3,352,620

		56,106,443

IT Services (12.8%)
Accenture plc, Class A	74,393	3,959,939
Acxiom Corp.*	5,900	72,039
Alliance Data Systems Corp.*	23,144	2,403,273
Automatic Data Processing, Inc.	132,691	7,166,641
Booz Allen Hamilton Holding Corp.*	2,565	44,246
Broadridge Financial Solutions, Inc.	9,300	209,715
CACI International, Inc., Class A*	1,900	106,248
Cardtronics, Inc.*	3,300	89,298
CGI Group, Inc., Class A*	16,700	314,795
Cognizant Technology Solutions Corp., Class A*	113,045	7,269,924
Computer Sciences Corp.	11,300	267,810
Convergys Corp.*	8,600	109,822
CoreLogic, Inc.*	7,700	99,561
DST Systems, Inc.	2,500	113,800
Euronet Worldwide, Inc.*	3,900	72,072
ExlService Holdings, Inc.*	16,494	368,971

Fidelity National Information Services, Inc.	17,950	$477,291
Fiserv, Inc.*	10,500	616,770
FleetCor Technologies, Inc.*	2,752	82,202
Gartner, Inc.*	7,100	246,867
Genpact Ltd.*	36,899	551,640
Global Payments, Inc.	5,900	279,542
Higher One Holdings, Inc.*	2,300	42,412
hiSoft Technology International Ltd. (ADR)*	35,260	325,450
iGATE Corp.*	2,200	34,606
International Business Machines Corp.	127,923	23,522,481
Jack Henry & Associates, Inc.	6,500	218,465
Lender Processing Services, Inc.	6,100	91,927
ManTech International Corp., Class A	1,700	53,108
Mastercard, Inc., Class A	18,980	7,076,124
MAXIMUS, Inc.	2,400	99,240
NeuStar, Inc., Class A*	4,954	169,278
Paychex, Inc.	53,265	1,603,809
SAIC, Inc.*	20,800	255,632
Sapient Corp.	136,727	1,722,760
Syntel, Inc.	1,300	60,801
TeleTech Holdings, Inc.*	1,900	30,780
Teradata Corp.*	27,799	1,348,530
Total System Services, Inc.	11,900	232,764
Unisys Corp.*	3,300	65,043
VeriFone Systems, Inc.*	7,900	280,608
Visa, Inc., Class A	107,480	10,912,444
Western Union Co.	151,350	2,763,651
Wright Express Corp.*	2,900	157,412

		75,989,791

Office Electronics (0.1%)
Xerox Corp.	102,454	815,534
Zebra Technologies Corp., Class A*	3,900	139,542

		955,076

Semiconductors & Semiconductor Equipment (9.6%)
Advanced Micro Devices, Inc.*	44,000	237,600
Altera Corp.	23,900	886,690
Amkor Technology, Inc.*	8,255	35,992
Analog Devices, Inc.	80,250	2,871,345
Applied Materials, Inc.	96,900	1,037,799
Applied Micro Circuits Corp.*	97,700	656,544
ASM Pacific Technology Ltd.	49,900	559,934
ASML Holding N.V. (N.Y. Shares) (ADR)	62,460	2,610,203
Atmel Corp.*	34,600	280,260
Broadcom Corp., Class A*	36,000	1,056,960
Cabot Microelectronics Corp.*	1,600	75,600
Cavium, Inc.*	3,500	99,505
Cirrus Logic, Inc.*	5,000	79,250
Cree, Inc.*	8,645	190,536
Cymer, Inc.*	2,300	114,448
Cypress Semiconductor Corp.*	11,426	192,985
Diodes, Inc.*	2,700	57,510
Entegris, Inc.*	10,300	89,868
Fairchild Semiconductor International, Inc.*	9,200	110,768

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

First Solar, Inc.*	4,400	$148,544
GT Advanced Technologies, Inc.*	9,100	65,884
Hittite Microwave Corp.*	2,100	103,698
Integrated Device Technology, Inc.*	10,300	56,238
Intel Corp.	659,930	16,003,303
International Rectifier Corp.*	5,300	102,926
Intersil Corp., Class A	9,500	99,180
KLA-Tencor Corp.	12,300	593,475
Lam Research Corp.*	8,900	329,478
Linear Technology Corp.	33,400	1,003,002
LSI Corp.*	42,100	250,495
Marvell Technology Group Ltd.*	38,400	531,840
Maxim Integrated Products, Inc.	69,085	1,798,973
MEMC Electronic Materials, Inc.*	16,700	65,798
Micrel, Inc.	3,700	37,407
Microchip Technology, Inc.	33,415	1,223,991
Micron Technology, Inc.*	73,000	459,170
Microsemi Corp.*	6,600	110,550
MKS Instruments, Inc.	3,900	108,498
Netlogic Microsystems, Inc.*	5,200	257,764
Novellus Systems, Inc.*	5,000	206,450
NVIDIA Corp.*	66,200	917,532
OmniVision Technologies, Inc.*	4,468	54,666
ON Semiconductor Corp.*	33,841	261,253
PMC-Sierra, Inc.*	16,800	92,568
Power Integrations, Inc.	2,100	69,636
Rambus, Inc.*	8,300	62,665
RF Micro Devices, Inc.*	89,500	483,300
Samsung Electronics Co., Ltd.	10,090	9,285,922
Semtech Corp.*	4,900	121,618
Silicon Laboratories, Inc.*	3,000	130,260
Skyworks Solutions, Inc.*	14,100	228,702
Spansion, Inc., Class A*	4,100	33,948
Spreadtrum Communications, Inc. (ADR)	46,490	970,711
SunPower Corp.*	3,031	18,883
Taiwan Semiconductor Manufacturing Co., Ltd.	947,000	2,370,706
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	86,601	1,118,019
Teradyne, Inc.*	13,900	189,457
Tessera Technologies, Inc.*	3,600	60,300
Texas Instruments, Inc.	166,331	4,841,895
TriQuint Semiconductor, Inc.*	12,500	60,875
Veeco Instruments, Inc.*	2,800	58,240
Xilinx, Inc.	19,400	621,964

		56,853,581

Software (16.2%)
ACI Worldwide, Inc.*	2,500	71,600
Activision Blizzard, Inc.	107,437	1,323,624
Adobe Systems, Inc.*	36,300	1,026,201
Advent Software, Inc.*	2,400	58,464
ANSYS, Inc.*	6,900	395,232
Ariba, Inc.*	70,490	1,979,359
Aspen Technology, Inc.*	7,062	122,526
Autodesk, Inc.*	16,700	506,511
Blackbaud, Inc.	3,300	91,410
BMC Software, Inc.*	12,700	416,306
BroadSoft, Inc.*	2,033	61,397
CA, Inc.	27,300	551,869

Cadence Design Systems, Inc.*	20,500	$213,200
Citrix Systems, Inc.*	27,241	1,654,074
CommVault Systems, Inc.*	3,300	140,976
Compuware Corp.*	16,500	137,280
Concur Technologies, Inc.*	3,500	177,765
Electronic Arts, Inc.*	24,400	502,640
FactSet Research Systems, Inc.	3,300	288,024
Fair Isaac Corp.	2,700	96,768
Fortinet, Inc.*	6,600	143,946
Informatica Corp.*	8,000	295,440
Intuit, Inc.	182,150	9,579,268
JDA Software Group, Inc.*	3,200	103,648
Mentor Graphics Corp.*	7,000	94,920
MICROS Systems, Inc.*	5,990	279,014
Microsoft Corp.	1,395,447	36,225,804
MicroStrategy, Inc., Class A*	600	64,992
NetSuite, Inc.*	1,700	68,935
Nuance Communications, Inc.*	107,060	2,693,630
Oracle Corp.	789,683	20,255,369
Parametric Technology Corp.*	8,600	157,036
Pegasystems, Inc.	1,200	35,280
Progress Software Corp.*	4,804	92,957
QLIK Technologies, Inc.*	46,100	1,115,620
Quest Software, Inc.*	4,200	78,120
RealPage, Inc.*	2,600	65,702
Red Hat, Inc.*	27,610	1,140,017
Rovi Corp.*	8,327	204,678
Salesforce.com, Inc.*	58,653	5,950,933
SolarWinds, Inc.*	4,000	111,800
Solera Holdings, Inc.	5,269	234,681
SS&C Technologies Holdings, Inc.*	1,800	32,508
SuccessFactors, Inc.*	6,200	247,194
Symantec Corp.*	54,700	856,055
Synchronoss Technologies, Inc.*	1,900	57,399
Synopsys, Inc.*	10,600	288,320
Take-Two Interactive Software, Inc.*	6,400	86,720
Taleo Corp., Class A*	3,100	119,939
TIBCO Software, Inc.*	193,936	4,637,010
TiVo, Inc.*	9,100	81,627
Ultimate Software Group, Inc.*	1,900	123,728
Verint Systems, Inc.*	1,600	44,064
VirnetX Holding Corp.*	2,700	67,419
VMware, Inc., Class A*	4,190	348,566
Websense, Inc.*	3,100	58,063

		95,855,628

Total Information Technology		432,797,879

Materials (0.3%)
Chemicals (0.3%)
Monsanto Co.	22,711	1,591,360

Total Materials		1,591,360

Total Common Stocks (76.1%) (Cost $367,428,931)		451,422,065

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(20.6%)
iShares S&P North American Technology Sector Index Fund	234,750	13,946,497

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

	Number of Shares	Value (Note 1)

Technology Select Sector SPDR Fund	3,043,100	$77,446,895
Vanguard Information Technology Index ETF	499,900	30,678,863

Total Investment Companies (20.6%) (Cost $95,548,558)		122,072,255

Total Investments (96.7%) (Cost $462,977,489)		573,494,320
Other Assets Less Liabilities (3.3%)		19,358,245

Net Assets (100%)		$592,852,565

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$13,462,678	$—	$—	$13,462,678
Health Care	2,195,959	401,234	—	2,597,193
Industrials	972,955	—	—	972,955
Information Technology	405,085,218	27,712,661	—	432,797,879
Materials	1,591,360	—	—	1,591,360
Investment Companies
Exchange Traded Funds (ETFs)	122,072,255	—	—	122,072,255

Total Assets	$545,380,425	$28,113,895	$—	$573,494,320

Total Liabilities	$—	$—	$—	$—

Total	$545,380,425	$28,113,895	$—	$573,494,320

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$506,895,337
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$564,329,204

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$106,920,663
Aggregate gross unrealized depreciation	(15,556,372)

Net unrealized appreciation	$91,364,291

Federal income tax cost of investments	$482,130,029

For the year ended December 31, 2011, the Portfolio incurred approximately $151 as brokerage commissions with BNP Paribas and $572 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $103,998,669, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $41,966,752 during 2011.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES December 31, 2011

ASSETS
Investments at value (Cost $462,977,489)	$573,494,320
Cash	15,785,698
Foreign cash (Cost $3,038,300)	2,972,683
Receivable for securities sold	1,138,482
Receivable from Separate Accounts for Trust shares sold	1,042,472
Dividends, interest and other receivables	122,018
Other assets	1,413

Total assets	594,557,086

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	825,279
Investment management fees payable	487,023
Distribution fees payable - Class B	125,599
Administrative fees payable	106,727
Payable for securities purchased	86,344
Trustees’ fees payable	7,281
Accrued expenses	66,268

Total liabilities	1,704,521

NET ASSETS	$592,852,565

Net assets were comprised of:
Paid in capital	$613,185,115
Accumulated undistributed net investment income (loss)	40,100
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(130,823,319)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	110,450,669

Net assets	$592,852,565

Class A
Net asset value, offering and redemption price per share, $12,244,084 / 979,141 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.50

Class B
Net asset value, offering and redemption price per share, $580,608,481 / 47,616,951 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.19

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (net of $59,264 foreign withholding tax)	$5,714,745
Interest	16,959

Total income	5,731,704

EXPENSES
Investment management fees	6,290,691
Distribution fees - Class B	1,623,579
Administrative fees	1,025,508
Custodian fees	109,300
Professional fees	66,636
Printing and mailing expenses	47,004
Trustees’ fees	8,743
Miscellaneous	14,992

Gross expenses	9,186,453
Less: Fees paid indirectly	(63,149)

Net expenses	9,123,304

NET INVESTMENT INCOME (LOSS)	(3,391,600)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	37,583,374
Foreign currency transactions	(5,828)

Net realized gain (loss)	37,577,546

Change in unrealized appreciation (depreciation) on:
Securities	(65,070,192)
Foreign currency translations	(202,074)

Net change in unrealized appreciation (depreciation)	(65,272,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,694,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,086,320)

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,391,600)	$(3,518,312)
Net realized gain (loss) on investments and foreign currency transactions	37,577,546	65,635,917
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(65,272,266)	37,042,139

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,086,320)	99,159,744

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 147,526 and 92,965 shares, respectively ]	1,920,949	1,061,997
Capital shares repurchased [ (143,442) and (193,997) shares, respectively ]	(1,893,835)	(2,231,169)

Total Class A transactions	27,114	(1,169,172)

Class B
Capital shares sold [ 9,965,999 and 13,429,600 shares, respectively ]	129,819,829	150,104,131
Capital shares repurchased [ (14,181,800) and (16,929,890) shares, respectively ]	(182,578,650)	(185,518,398)

Total Class B transactions	(52,758,821)	(35,414,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,731,707)	(36,583,439)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,818,027)	62,576,305
NET ASSETS:
Beginning of year	676,670,592	614,094,287

End of year (a)	$592,852,565	$676,670,592

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$40,100	$(5,466)

See Notes to Financial Statements.

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MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008		2007
Net asset value, beginning of year	$13.10		$11.10		$6.99		$13.18		$11.12

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	(0.04	)(e)	(0.01	)(e)	(0.05	)(e)	(0.08	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.57)		2.04		4.12		(6.14)		2.14

Total from investment operations	(0.60)		2.00		4.11		(6.19)		2.06

Net asset value, end of year	$12.50		$13.10		$11.10		$6.99		$13.18

Total return	(4.58)%		18.02%		58.80%		(46.97)%		18.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,244		$12,776		$11,949		$7,124		$36,248
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.13%		1.14%		1.09%		1.41%		1.41%
Before fees paid indirectly (f)	1.14%		1.16%		1.19%		1.42%		1.42%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.26)%		(0.34)%		(0.08)%		(0.41)%		(0.62)%
Before fees paid indirectly (f)	(0.27)%		(0.35)%		(0.19)%		(0.42)%		(0.63)%
Portfolio turnover rate	78%		84%		129%		148%		132%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$12.81		$10.88		$6.86		$12.98		$10.98

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(e)	(0.06	)(e)	(0.03	)(e)	(0.07	)(e)	(0.11	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.55)		1.99		4.05		(6.05)		2.11

Total from investment operations	(0.62)		1.93		4.02		(6.12)		2.00

Net asset value, end of year	$12.19		$12.81		$10.88		$6.86		$12.98

Total return	(4.84)%		17.74%		58.60%		(47.15)%		18.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$580,608		$663,895		$602,145		$331,894		$656,676
Ratio of expenses to average net assets:
After fees paid indirectly (f)	1.38%		1.39%		1.34%		1.66	%(c)	1.66%
Before fees paid indirectly (f)	1.39%		1.41%		1.44%		1.67	%(c)	1.67%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.52)%		(0.58)%		(0.33)%		(0.73)%		(0.87)%
Before fees paid indirectly (f)	(0.53)%		(0.60)%		(0.43)%		(0.74)%		(0.88)%
Portfolio turnover rate	78%		84%		129%		148%		132%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.

See Notes to Financial Statements.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class B Shares	(2.74)%	(0.70)%	0.76%
Portfolio – Class K Shares**	(2.61)	(0.47)	0.99
S&P 500 Index	2.11	(0.25)	1.47
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	6.50
MSCI EAFE Index	(12.14)	(4.72)	(2.62)

*   Date of inception 8/31/06.

** Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (2.74)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within the AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (38.3%) and high-yield bonds (1.2%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (11.9%), large cap value stocks (11.6%), international stocks (21.1%) and small and mid cap stocks (15.9%).

•

Among the underlying equity holdings, the best performing was the EQ/Equity 500 Index Portfolio. Among the underlying fixed-income holdings, the Multimanager Multi-Sector Bond Portfolio was the best performer.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2011
EQ/Equity 500 Index Portfolio	19.2%
EQ/Core Bond Index Portfolio	13.1
EQ/International ETF Portfolio	12.7
EQ/Global Multi-Sector Equity Portfolio	12.7
Multimanager Multi-Sector Bond Portfolio	11.9
EQ/Global Bond PLUS Portfolio	7.7
EQ/PIMCO Ultra Short Bond Portfolio	6.4
Multimanager Aggressive Equity Portfolio	4.4
Multimanager Large Cap Value Portfolio	4.2
Multimanager Mid Cap Value Portfolio	3.0
EQ/Small Company Index Portfolio	2.8
Multimanager Mid Cap Growth Portfolio	1.9

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class B
Actual	$1,000.00	$935.31	$2.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K†
Actual	1,000.00	998.96	0.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	1,037,515	$10,355,841
EQ/Equity 500 Index Portfolio‡	694,966	15,232,581
EQ/Global Bond PLUS Portfolio‡	608,666	6,108,017
EQ/Global Multi-Sector Equity Portfolio‡	937,762	10,069,399
EQ/International ETF Portfolio‡	1,738,458	10,084,763
EQ/PIMCO Ultra Short Bond Portfolio‡	513,322	5,069,100
EQ/Small Company Index Portfolio‡	244,353	2,216,361
Multimanager Aggressive Equity Portfolio‡	137,105	3,510,245
Multimanager Large Cap Value Portfolio‡	368,819	3,369,428
Multimanager Mid Cap Growth Portfolio*‡	176,757	1,508,746
Multimanager Mid Cap Value Portfolio‡	276,196	$2,410,402
Multimanager Multi-Sector Bond Portfolio‡	2,398,576	9,412,409

Total Investments (99.5%) (Cost $75,062,119)		79,347,292
Other Assets Less Liabilities (0.5%)		363,356

Net Assets (100%)		$79,710,648

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Core Bond Index Portfolio(aa)	$18,005,147	$2,189,735	$10,138,915	$10,355,841	$233,432	$190,711
EQ/Equity 500 Index Portfolio(bb)	16,883,687	4,578,116	6,336,904	15,232,581	282,608	62,347
EQ/Global Bond PLUS Portfolio(cc)	6,318,986	1,840,510	2,081,990	6,108,017	232,039	24,675
EQ/Global Multi-Sector Equity Portfolio(dd)	12,793,237	2,347,716	3,096,419	10,069,399	233,386	336,833
EQ/International ETF Portfolio(ee)	11,552,389	3,294,758	2,584,639	10,084,763	275,350	408,690
EQ/PIMCO Ultra Short Bond Portfolio(ff)	500,333	4,613,973	—	5,069,100	38,973	— #
EQ/Small Company Index Portfolio(gg)	2,956,406	1,735,038	2,016,833	2,216,361	24,644	222,077
Multimanager Aggressive Equity Portfolio(hh)	2,617,187	1,479,432	467,851	3,510,245	6,408	5,899
Multimanager Large Cap Value Portfolio(ii)	3,823,190	1,118,445	1,421,600	3,369,428	46,211	(8,350)
Multimanager Mid Cap Growth Portfolio(jj)	1,762,707	503,681	610,703	1,508,746	—	5,172
Multimanager Mid Cap Value Portfolio(kk)	2,807,168	354,919	375,369	2,410,402	6,500	3,631
Multimanager Multi-Sector Bond Portfolio(ll)	8,084,768	3,495,186	2,245,677	9,412,409	398,090	(25,677)

	$88,105,205	$27,551,509	$31,376,900	$79,347,292	$1,777,641	$1,226,008

#	Amount is less than $0.50
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $12,273,711, representing 1,211,068 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Equity 500 Index Portfolio for Class K in the amount of $14,592,541, representing 703,280 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $6,305,867, representing 596,879 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $10,546,824, representing 930,553 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

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TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $10,293,681, representing 1,604,303 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $5,077,342, representing 509,456 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $3,440,355, representing 366,793 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Aggressive Equity Portfolio for Class K in the amount of $3,313,592, representing 130,866 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $2,728,130, representing 305,613 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $1,589,492, representing 188,852 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $2,398,550, representing 271,537 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $9,084,369, representing 2,240,519 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$79,347,292	$—	$79,347,292

Total Assets	$—	$79,347,292	$—	$79,347,292

Total Liabilities	$—	$—	$—	$—

Total	$—	$79,347,292	$—	$79,347,292

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$27,551,509
Net Proceeds of Sales and Redemptions:
Investment Companies	$31,910,006

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,860,721
Aggregate gross unrealized depreciation	(1,731,863)

Net unrealized appreciation	$4,128,858

Federal income tax cost of investments	$75,218,434

See Notes to Financial Statements.

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TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $75,062,119)	$79,347,292
Cash	552,571
Receivable from Separate Accounts for Trust shares sold	47,935
Dividends, interest and other receivables	36
Other assets	66

Total assets	79,947,900

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	123,682
Payable for securities purchased	44,094
Administrative fees payable	11,529
Distribution fees payable - Class B	8,325
Trustees’ fees payable	38
Accrued expenses	49,584

Total liabilities	237,252

NET ASSETS	$79,710,648

Net assets were comprised of:
Paid in capital	$93,742,941
Accumulated undistributed net investment income (loss)	889
Accumulated undistributed net realized gain (loss) on investments	(18,318,355)
Net unrealized appreciation (depreciation) on investments	4,285,173

Net assets	$79,710,648

Class B
Net asset value, offering and redemption price per share, $37,238,910 / 4,377,254 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.51

Class K
Net asset value, offering and redemption price per share, $42,471,738 / 4,994,568 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,777,641
Interest	165

Total income	1,777,806

EXPENSES
Administrative fees	162,820
Distribution fees - Class B	106,565
Investment management fees	86,879
Custodian fees	65,399
Professional fees	52,191
Printing and mailing expenses	11,081
Trustees’ fees	1,134
Miscellaneous	2,813

Gross expenses	488,882
Less: Waiver from investment advisor	(78,302)

Net expenses	410,580

NET INVESTMENT INCOME (LOSS)	1,367,226

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	533,106
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	692,902

Net realized gain (loss)	1,226,008

Net change in unrealized appreciation (depreciation) on securities	(4,932,522)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,706,514)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,339,288)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,367,226		$1,275,385
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,226,008		(4,972,477)
Net change in unrealized appreciation (depreciation) on investments	(4,932,522)		12,191,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,339,288)		8,494,708

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	—		(736,246)
Class B	(635,924)		(571,464)
Class K†	(776,830)		—

	(1,412,754)		(1,307,710)

Distributions from net realized capital gains
Class A	(251,445)		(246,737)
Class B	(571,711)		(227,139)
Class K†	(343,467)		—

	(1,166,623)		(473,876)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,579,377)		(1,781,586)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 812,883 and 710,741 shares, respectively ]	7,329,152		6,104,578
Capital shares issued in reinvestment of dividends and distributions [ 29,329 and 109,539 shares, respectively ]	251,445		982,983
Capital shares repurchased [ (5,802,372) and (945,474) shares, respectively ]	(51,162,866	)(y)	(8,145,301)

Total Class A transactions	(43,582,269)		(1,057,740)

Class B
Capital shares sold [ 1,201,988 and 1,753,907 shares, respectively ]	10,880,818		15,029,177
Capital shares issued in reinvestment of dividends and distributions [ 142,617 and 88,951 shares, respectively ]	1,207,635		798,603
Capital shares repurchased [ (1,719,648) and (1,383,752) shares, respectively ]	(15,278,891)		(11,740,849)

Total Class B transactions	(3,190,438)		4,086,931

Class K†
Capital shares sold [ 4,988,459 and 0 shares, respectively ]	43,744,113	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 132,749 and 0 shares, respectively ]	1,120,297		—
Capital shares repurchased [ (126,640) and 0 shares, respectively ]	(1,080,081)		—

Total Class K transactions	43,784,329		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,988,378)		3,029,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,907,043)		9,742,313
NET ASSETS:
Beginning of year	87,617,691		77,875,378

End of year (a)	$79,710,648		$87,617,691

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$889		$919

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the Target 2015 Portfolio exchanged approximately 4,976,543 Class A shares for approximately 4,976,628 Class K shares. This exchange amounted to approximately $43,643,024.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.02	$8.31	$7.17		$10.85		$10.54

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13 (e)	0.13 (e)	0.30	(e)	0.36	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	(0.38)	0.75	1.16		(3.67)		0.30

Total from investment operations	(0.25)	0.88	1.46		(3.31)		0.76

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.31)		(0.29)		(0.32)
Distributions from net realized gains	(0.12)	(0.05)	(0.01)		(0.08)		(0.13)

Total dividends and distributions	(0.26)	(0.17)	(0.32)		(0.37)		(0.45)

Net asset value, end of year	$8.51	$9.02	$8.31		$7.17		$10.85

Total return	(2.74)%	10.61%	20.40%		(30.50)%		7.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,239	$42,881	$35,657		$23,402		$13,218
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%		0.60%		0.60%
Before waivers and reimbursements (f)	0.69%	0.71%	0.85	%(c)	0.80	%(c)	2.06	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.43%	1.49%	3.96%		3.97%		4.12%
Before waivers and reimbursements (f)(x)	1.34%	1.38%	3.70%		3.63%		2.72%
Portfolio turnover rate	32%	34%	24%		43%		12%

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$8.74

Income (loss) from investment operations:
Net investment income (loss) (x)	0.22	(e)
Net realized and unrealized gain (loss) on investments	(0.23)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.16)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.23)

Net asset value, end of period	$8.50

Total return (b)	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,472
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	30.30	%(l)
Before waivers and reimbursements (a)(f)(x)	30.18	%(l)
Portfolio turnover rate	32%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class B Shares	(3.88)%	(1.54)%	0.10%
Portfolio – Class K Shares**	(3.65)	(1.31)	0.33
S&P 500 Index	2.11	(0.25)	1.47
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	6.50
MSCI EAFE Index	(12.14)	(4.72)	(2.62)

*   Date of inception 8/31/06.

** Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (3.88)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within the AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (23.9%) and high-yield bonds (0.8%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (15.7%), large cap value stocks (14.9%), international stocks (24.6%) and small and mid cap stocks (20.1%).

•

Among the underlying equity holdings, the best performing was the EQ/Equity 500 Index Portfolio. Among the underlying fixed-income holdings, the Multimanager Multi-Sector Bond Portfolio was the best performer.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2011
EQ/Equity 500 Index Portfolio	29.1%
EQ/International ETF Portfolio	14.9
EQ/Global Multi-Sector Equity Portfolio	14.8
Multimanager Multi-Sector Bond Portfolio	7.8
EQ/Core Bond Index Portfolio	7.0
EQ/Small Company Index Portfolio	5.5
EQ/Global Bond PLUS Portfolio	5.2
Multimanager Aggressive Equity Portfolio	4.3
EQ/PIMCO Ultra Short Bond Portfolio	4.1
Multimanager Large Cap Value Portfolio	3.2
Multimanager Mid Cap Value Portfolio	3.1
Multimanager Mid Cap Growth Portfolio	1.0

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class B
Actual	$1,000.00	$920.98	$2.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K†
Actual	1,000.00	999.01	0.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	664,054	$6,628,187
EQ/Equity 500 Index Portfolio‡	1,263,010	27,683,217
EQ/Global Bond PLUS Portfolio‡	497,377	4,991,224
EQ/Global Multi-Sector Equity Portfolio‡	1,315,295	14,123,230
EQ/International ETF Portfolio‡	2,442,109	14,166,632
EQ/PIMCO Ultra Short Bond Portfolio‡	394,505	3,895,770
EQ/Small Company Index Portfolio‡	574,117	5,207,437
Multimanager Aggressive Equity Portfolio‡	158,010	4,045,468
Multimanager Large Cap Value Portfolio‡	331,822	3,031,437
Multimanager Mid Cap Growth Portfolio*‡	113,948	972,631

Multimanager Mid Cap Value Portfolio‡	342,174	$2,986,200
Multimanager Multi-Sector Bond Portfolio‡	1,892,208	7,425,338

Total Investments (100.0%) (Cost $94,902,338)		95,156,771
Other Assets Less Liabilities (0.0%)		28,048

Net Assets (100%)		$95,184,819

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Core Bond Index Portfolio(aa)	$10,914,183	$1,730,686	$6,229,088	$6,628,187	$144,234	$118,637
EQ/Equity 500 Index Portfolio(bb)	29,982,026	4,746,302	7,146,167	27,683,217	494,849	(32,207)
EQ/Global Bond PLUS Portfolio(cc)	4,869,171	1,248,199	1,148,617	4,991,224	180,989	23,002
EQ/Global Multi-Sector Equity Portfolio(dd)	15,686,520	3,524,270	2,870,379	14,123,230	315,380	(73,308)
EQ/International ETF Portfolio(ee)	15,958,235	4,061,952	2,909,126	14,166,632	369,062	474,444
EQ/PIMCO Ultra Short Bond Portfolio(ff)	300,200	3,629,952	—	3,895,770	29,952	— #
EQ/Small Company Index Portfolio(gg)	6,230,248	2,428,898	2,504,611	5,207,437	56,560	551,797
Multimanager Aggressive Equity Portfolio(hh)	2,518,235	2,113,822	476,348	4,045,468	7,310	12,029
Multimanager Large Cap Value Portfolio(ii)	4,565,248	789,109	2,246,657	3,031,437	41,454	(86,290)
Multimanager Mid Cap Growth Portfolio(jj)	1,169,479	342,284	436,245	972,631	—	7,734
Multimanager Mid Cap Value Portfolio(kk)	3,499,141	179,048	219,488	2,986,200	7,906	2,501
Multimanager Multi-Sector Bond Portfolio(ll)	7,589,719	2,278,115	2,528,896	7,425,338	308,948	(30,152)

	$103,282,405	$27,072,637	$28,715,622	$95,156,771	$1,956,644	$968,187

#	Amount is less than $0.50
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $7,758,303, representing 765,525 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Equity 500 Index Portfolio for Class K in the amount of $26,796,569, representing 1,291,447 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $5,186,925, representing 490,966 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $14,851,270, representing 1,310,337 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $14,559,574, representing 2,269,156 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $3,902,107, representing 391,534 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $6,461,106, representing 688,850 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Aggressive Equity Portfolio for Class K in the amount of $3,825,985, representing 151,102 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $2,904,380, representing 325,357 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $1,071,147, representing 127,266 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $3,072,182, representing 347,798 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $7,642,122, representing 1,884,811 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$95,156,771	$—	$95,156,771

Total Assets	$—	$95,156,771	$—	$95,156,771

Total Liabilities	$—	$—	$—	$—

Total	$—	$95,156,771	$—	$95,156,771

The Portfolio held no derivatives contracts during the year ending December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$27,072,637
Net Proceeds of Sales and Redemptions:
Investment Companies	$28,539,182

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,001,782
Aggregate gross unrealized depreciation	(3,989,670)

Net unrealized appreciation	$12,112

Federal income tax cost of investments	$95,144,659

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $94,902,338)	$95,156,771
Cash	479,098
Receivable from Separate Accounts for Trust shares sold	34,301
Dividends, interest and other receivables	28
Other assets	67

Total assets	95,670,265

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	324,232
Payable for securities purchased	84,239
Administrative fees payable	14,996
Distribution fees payable - Class B	11,176
Investment management fees payable	368
Trustees’ fees payable	63
Accrued expenses	50,372

Total liabilities	485,446

NET ASSETS	$95,184,819

Net assets were comprised of:
Paid in capital	$108,282,515
Accumulated undistributed net investment income (loss)	72,361
Accumulated undistributed net realized gain (loss) on investments	(13,424,490)
Net unrealized appreciation (depreciation) on investments	254,433

Net assets	$95,184,819

Class B
Net asset value, offering and redemption price per share, $51,415,368 / 6,124,205 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.40

Class K
Net asset value, offering and redemption price per share, $43,769,451 / 5,215,948 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,956,644
Interest	128

Total income	1,956,772

EXPENSES
Administrative fees	186,740
Distribution fees - Class B	140,384
Investment management fees	102,826
Custodian fees	66,601
Professional fees	52,414
Printing and mailing expenses	12,361
Trustees’ fees	1,335
Miscellaneous	3,331

Gross expenses	565,992
Less: Waiver from investment advisor	(65,796)

Net expenses	500,196

NET INVESTMENT INCOME (LOSS)	1,456,576

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(176,440)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,144,627

Net realized gain (loss)	968,187

Net change in unrealized appreciation (depreciation) on securities	(6,482,649)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,514,462)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,057,886)

See Notes to Financial Statements.

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TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,456,576		$1,353,059
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	968,187		(5,087,625)
Net change in unrealized appreciation (depreciation) on investments	(6,482,649)		14,274,688

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,057,886)		10,540,122

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	—		(726,620)
Class B	(779,148)		(669,391)
Class K†	(739,332)		—

	(1,518,480)		(1,396,011)

Distributions from net realized capital gains
Class A	(172,260)		(73,783)
Class B	(306,307)		(81,757)
Class K†	(79,762)		—

	(558,329)		(155,540)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,076,809)		(1,551,551)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 589,012 and 736,747 shares, respectively ]	5,325,221		6,110,558
Capital shares issued in reinvestment of dividends and distributions [ 20,694 and 90,203 shares, respectively ]	172,260		800,403
Capital shares repurchased [ (6,015,730) and (774,675) shares, respectively ]	(51,956,637	)(y)	(6,424,363)

Total Class A transactions	(46,459,156)		486,598

Class B
Capital shares sold [ 1,676,135 and 2,493,893 shares, respectively ]	15,017,545		21,040,841
Capital shares issued in reinvestment of dividends and distributions [ 130,468 and 84,607 shares, respectively ]	1,085,455		751,148
Capital shares repurchased [ (1,730,535) and (1,399,014) shares, respectively ]	(15,245,837)		(11,733,292)

Total Class B transactions	857,163		10,058,697

Class K†
Capital shares sold [ 5,129,151 and 0 shares, respectively ]	44,095,177	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 98,491 and 0 shares, respectively ]	819,094		—
Capital shares repurchased [ (11,694) and 0 shares, respectively ]	(99,008)		—

Total Class K transactions	44,815,263		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(786,730)		10,545,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,921,425)		19,533,866
NET ASSETS:
Beginning of year	102,106,244		82,572,378

End of year (a)	$95,184,819		$102,106,244

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$72,361		$85,107

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the Target 2025 Portfolio exchanged approximately 5,085,048 Class A shares for approximately 5,085,111 Class K shares. This exchange amounted to approximately $43,728,029.

See Notes to Financial Statements.

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TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2011	2010	2009	2008		2007
Net asset value, beginning of year	$8.92	$8.08	$6.81	$11.02		$10.65

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12 (e)	0.13 (e)	0.29 (e)	0.31	(e)	0.35	(e)
Net realized and unrealized gain (loss) on investments	(0.47)	0.83	1.29	(4.16)		0.43

Total from investment operations	(0.35)	0.96	1.58	(3.85)		0.78

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.29)	(0.25)		(0.27)
Distributions from net realized gains	(0.05)	(0.01)	(0.02)	(0.11)		(0.14)

Total dividends and distributions	(0.17)	(0.12)	(0.31)	(0.36)		(0.41)

Net asset value, end of year	$8.40	$8.92	$8.08	$6.81		$11.02

Total return	(3.88)%	11.95%	23.25%	(35.00)%		7.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$51,415	$53,927	$39,336	$22,355		$17,298
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%		0.60%
Before waivers and reimbursements (f)	0.66%	0.70%	0.86%	0.82	%(c)	1.76	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.32%	1.54%	3.98%	3.40%		3.10%
Before waivers and reimbursements (f)(x)	1.26%	1.44%	3.72%	3.05%		2.03%
Portfolio turnover rate	26%	24%	17%	21%		15%

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$8.56

Income (loss) from investment operations:
Net investment income (loss) (x)	0.20	(e)
Net realized and unrealized gain (loss) on investments	(0.21)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.16)

Net asset value, end of period	$8.39

Total return (b)	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,769
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	0.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	28.40	%(l)
Before waivers and reimbursements (a)(f)(x)	28.31	%(l)
Portfolio turnover rate	26%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	(4.43)%	(1.87)%	(0.08)%
Portfolio – Class B Shares	(4.67)	(2.14)	(0.33)
Portfolio – Class K Shares**	(4.43)	(1.87)	(0.08)
S&P 500 Index	2.11	(0.25)	1.47
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	6.50
MSCI EAFE Index	(12.14)	(4.72)	(2.62)

*   Date of inception 8/31/06.

** Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (4.43)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within the AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (13.8%) and high-yield bonds (0.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (18.1%), large cap value stocks (17.5%), international stocks (27.6%) and small and mid cap stocks (22.5%).

•

Among the underlying equity holdings, the best performing was the EQ/Equity 500 Index Portfolio. Among the underlying fixed-income holdings, the Multimanager Multi-Sector Bond Portfolio was the best performer.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Equity 500 Index Portfolio	36.2%
EQ/International ETF Portfolio	17.2
EQ/Global Multi-Sector Equity Portfolio	16.3
EQ/Small Company Index Portfolio	7.3
Multimanager Multi-Sector Bond Portfolio	4.6
EQ/Core Bond Index Portfolio	4.2
Multimanager Large Cap Value Portfolio	3.0
Multimanager Aggressive Equity Portfolio	3.0
EQ/Global Bond PLUS Portfolio	2.7
Multimanager Mid Cap Value Portfolio	2.4
EQ/PIMCO Ultra Short Bond Portfolio	2.1
Multimanager Mid Cap Growth Portfolio	1.0

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$912.45	$1.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	910.20	2.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K†
Actual	1,000.00	999.06	0.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.35%, 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	258,322	$2,578,418
EQ/Equity 500 Index Portfolio‡	1,004,237	22,011,305
EQ/Global Bond PLUS Portfolio‡	164,054	1,646,295
EQ/Global Multi-Sector Equity Portfolio‡	923,556	9,916,859
EQ/International ETF Portfolio‡	1,796,222	10,419,856
EQ/PIMCO Ultra Short Bond Portfolio‡	129,504	1,278,867
EQ/Small Company Index Portfolio‡	488,506	4,430,912
Multimanager Aggressive Equity Portfolio‡	71,166	1,822,024
Multimanager Large Cap Value Portfolio‡	201,425	1,840,165
Multimanager Mid Cap Growth Portfolio*‡	68,009	580,501

Multimanager Mid Cap Value Portfolio‡	164,965	$1,439,676
Multimanager Multi-Sector Bond Portfolio‡	712,924	2,797,630

Total Investments (100.6%) (Cost $59,272,105)		60,762,508
Other Assets Less Liabilities (-0.6%)		(388,206)

Net Assets (100%)		$60,374,302

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Core Bond Index Portfolio(aa)	$3,194,454	$739,860	$1,446,026	$2,578,418	$54,825	$5,254
EQ/Equity 500 Index Portfolio(bb)	21,750,710	3,965,243	3,798,901	22,011,305	386,831	(35,716)
EQ/Global Bond PLUS Portfolio(cc)	1,437,891	445,862	241,667	1,646,295	58,416	5,973
EQ/Global Multi-Sector Equity Portfolio(dd)	10,761,643	2,060,824	1,348,515	9,916,859	222,797	(7,873)
EQ/International ETF Portfolio(ee)	10,451,138	3,357,190	1,358,365	10,419,856	251,865	382,076
EQ/PIMCO Ultra Short Bond Portfolio(ff)	300,200	989,832	—	1,278,867	9,832	— #
EQ/Small Company Index Portfolio(gg)	4,957,454	1,673,633	1,501,111	4,430,912	49,121	479,975
Multimanager Aggressive Equity Portfolio(hh)	1,253,853	859,595	220,652	1,822,024	3,257	2,788
Multimanager Large Cap Value Portfolio(ii)	1,830,349	433,095	295,101	1,840,165	24,645	2,820
Multimanager Mid Cap Growth Portfolio(jj)	579,521	178,697	129,378	580,501	—	962
Multimanager Mid Cap Value Portfolio(kk)	1,620,931	131,427	92,711	1,439,676	3,786	390
Multimanager Multi-Sector Bond Portfolio(ll)	2,740,528	923,633	897,552	2,797,630	114,655	(1,011)

	$60,878,672	$15,758,891	$11,329,979	$60,762,508	$1,180,030	$835,638

#	Amount is less than $0.50
(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $2,417,410, representing 238,530 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Equity 500 Index Portfolio for Class K in the amount of $20,187,891, representing 972,945 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Bond PLUS Portfolio for Class K in the amount of $1,592,855, representing 150,771 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $10,126,914, representing 893,504 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $9,825,708, representing 1,531,368 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ff)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/PIMCO Ultra Short Bond Portfolio for Class K in the amount of $1,280,946, representing 128,529 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $4,984,820, representing 531,456 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Aggressive Equity Portfolio for Class K in the amount of $1,777,600, representing 70,204 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $1,746,009, representing 195,593 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $559,965, representing 66,531 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(kk)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $1,444,296, representing 163,507 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ll)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $2,742,479, representing 676,390 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$60,762,508	$—	$60,762,508

Total Assets	$—	$60,762,508	$—	$60,762,508

Total Liabilities	$—	$—	$—	$—

Total	$—	$60,762,508	$—	$60,762,508

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

Investment security transactions during the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$15,758,891
Net Proceeds of Sales and Redemptions:
Investment Companies	$11,290,514

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,389,975
Aggregate gross unrealized depreciation	(1,922,457)

Net unrealized appreciation	$1,467,518

Federal income tax cost of investments	$59,294,990

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $59,272,105)	$60,762,508
Cash	480,557
Receivable from Separate Accounts for Trust shares sold	15,824
Dividends, interest and other receivables	27
Other assets	45

Total assets	61,258,961

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	656,135
Payable for securities purchased	165,374
Distribution fees payable - Class B	9,144
Administrative fees payable	5,611
Trustees’ fees payable	41
Accrued expenses	48,354

Total liabilities	884,659

NET ASSETS	$60,374,302

Net assets were comprised of:
Paid in capital	$65,376,436
Accumulated undistributed net investment income (loss)	64,958
Accumulated undistributed net realized gain (loss) on investments	(6,557,495)
Net unrealized appreciation (depreciation) on investments	1,490,403

Net assets	$60,374,302

Class A
Net asset value, offering and redemption price per share, $497,853 / 60,129 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.28

Class B
Net asset value, offering and redemption price per share, $42,928,462 / 5,183,093 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.28

Class K
Net asset value, offering and redemption price per share, $16,947,987 / 2,046,976 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,180,030
Interest	110

Total income	1,180,140

EXPENSES
Administrative fees	125,977
Distribution fees - Class B	109,076
Custodian fees	64,900
Investment management fees	62,318
Professional fees	51,858
Printing and mailing expenses	9,217
Trustees’ fees	795
Miscellaneous	1,691

Gross expenses	425,832
Less: Waiver from investment advisor	(98,702)

Net expenses	327,130

NET INVESTMENT INCOME (LOSS)	853,010

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(39,465)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	875,103

Net realized gain (loss)	835,638

Net change in unrealized appreciation (depreciation) on securities	(4,545,076)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,709,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,856,428)

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$853,010		$712,618
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	835,638		(2,096,634)
Net change in unrealized appreciation (depreciation) on investments	(4,545,076)		7,732,134

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,856,428)		6,348,118

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(8,189)		(257,590)
Class B	(608,033)		(482,909)
Class K†	(279,052)		—

	(895,274)		(740,499)

Distributions from net realized capital gains
Class A	(70,907)		(48,649)
Class B	(234,351)		(109,172)
Class K†	(23,942)		—

	(329,200)		(157,821)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,224,474)		(898,320)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 278,359 and 382,387 shares, respectively ]	2,484,136		3,124,839
Capital shares issued in reinvestment of dividends and distributions [ 9,705 and 34,819 shares, respectively ]	79,096		306,239
Capital shares repurchased [ (2,302,495) and (184,103) shares, respectively ]	(19,663,191	)(y)	(1,467,183)

Total Class A transactions	(17,099,959)		1,963,895

Class B
Capital shares sold [ 1,342,970 and 2,056,263 shares, respectively ]	11,839,485		17,126,057
Capital shares issued in reinvestment of dividends and distributions [ 102,899 and 67,300 shares, respectively ]	842,384		592,081
Capital shares repurchased [ (1,032,752) and (801,575) shares, respectively ]	(9,115,029)		(6,677,906)

Total Class B transactions	3,566,840		11,040,232

Class K†
Capital shares sold [ 2,049,431 and 0 shares, respectively ]	17,379,376	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 36,964 and 0 shares, respectively ]	302,994		—
Capital shares repurchased [ (39,419) and 0 shares, respectively ]	(323,938)		—

Total Class K transactions	17,358,432		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,825,313		13,004,127

TOTAL INCREASE (DECREASE) IN NET ASSETS	(255,589)		18,453,925
NET ASSETS:
Beginning of year	60,629,891		42,175,966

End of year (a)	$60,374,302		$60,629,891

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$64,958		$70,616

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the Target 2035 Portfolio exchanged approximately 2,035,561 Class A shares for approximately 2,035,621 Class K shares. This exchange amounted to approximately $17,265,269.

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.86		$7.97		$6.59		$11.21		$10.76

Income (loss) from investment operations:
Net investment income (loss) (x)	(0.02	)(†)(e)	0.12	(e)	0.25	(e)	0.34	(e)	0.17	(e)
Net realized and unrealized gain (loss) on investments	(0.37)		0.92		1.46		(4.58)		0.66

Total from investment operations	(0.39)		1.04		1.71		(4.24)		0.83

Less distributions:
Dividends from net investment income	(0.14)		(0.13)		(0.30)		(0.24)		(0.27)
Distributions from net realized gains	(0.05)		(0.02)		(0.03)		(0.14)		(0.11)

Total dividends and distributions	(0.19)		(0.15)		(0.33)		(0.38)		(0.38)

Net asset value, end of year	$8.28		$8.86		$7.97		$6.59		$11.21

Total return	(4.43)%		13.06%		25.92%		(37.94)%		7.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498		$18,373		$14,680		$10,038		$589
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%		0.35%		0.35%		0.35%
Before waivers and reimbursements (f)	0.51%		0.60%		0.91%		0.94%		2.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.24)%		1.47%		3.58%		3.92%		1.48%
Before waivers and reimbursements (f)(x)	(0.40)%		1.22%		3.02%		3.33%		(0.64)%
Portfolio turnover rate	18%		18%		22%		12%		6%

	Year Ended December 31,
Class B	2011		2010		2009		2008		2007
Net asset value, beginning of year	$8.86		$7.97		$6.60		$11.21		$10.76

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)	0.12	(e)	0.27	(e)	0.30	(e)	0.29	(e)
Net realized and unrealized gain (loss) on investments	(0.53)		0.89		1.41		(4.55)		0.51

Total from investment operations	(0.41)		1.01		1.68		(4.25)		0.80

Less distributions:
Dividends from net investment income	(0.12)		(0.10)		(0.28)		(0.22)		(0.24)
Distributions from net realized gains	(0.05)		(0.02)		(0.03)		(0.14)		(0.11)

Total dividends and distributions	(0.17)		(0.12)		(0.31)		(0.36)		(0.35)

Net asset value, end of year	$8.28		$8.86		$7.97		$6.60		$11.21

Total return	(4.67)%		12.78%		25.41%		(38.01)%		7.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,928		$42,257		$27,496		$14,430		$9,825
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements (f)	0.76%		0.85	%(c)	1.16	%(c)	1.19	%(c)	2.73	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.32%		1.48%		3.79%		3.34%		2.54%
Before waivers and reimbursements (f)(x)	1.17%		1.24%		3.22%		2.59%		0.53%
Portfolio turnover rate	18%		18%		22%		12%		6%

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$8.44

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19	(e)
Net realized and unrealized gain (loss) on investments	(0.20)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.14)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.15)

Net asset value, end of period	$8.28

Total return (b)	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,948
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	27.43	%(l)
Before waivers and reimbursements (a)(f)(x)	27.24	%(l)
Portfolio turnover rate	18%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/11
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	(5.30)%	(2.63)%	(0.68)%
Portfolio – Class B Shares	(5.53)	(2.85)	(0.91)
Portfolio – Class K Shares**	(5.30)	(2.63)	(0.68)
S&P 500 Index	2.11	(0.25)	1.47
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	6.50
MSCI EAFE Index	(12.14)	(4.72)	(2.62)

*   Date of inception 8/31/06.

** Date of inception 12/1/11. Returns shown for Class K shares prior to this period are derived from the historical performance of Class A shares. Class K shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (5.30)% for the year ended December 31, 2011. This compares to the returns of the following broad market benchmarks: S&P 500 Index 2.11%, the Barclays Capital U.S. Aggregate Bond Index 7.84% and the MSCI EAFE Index (12.14)%.

Portfolio Adviser

A team of professionals within the AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

•	As of December 31, 2011, the Portfolio’s fixed-income allocation consisted of investment grade bonds (4.4%) and high-yield bonds (0.1%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (20.3%), large cap value stocks (20.0%), international stocks (30.1%) and small and mid cap stocks (25.0%).

•

Among the underlying equity holdings, the best performing was the EQ/Equity 500 Index Portfolio. Among the underlying fixed-income holdings, the Multimanager Multi-Sector Bond Portfolio was the best performer.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2011
EQ/Equity 500 Index Portfolio	42.5%
EQ/International ETF Portfolio	18.8
EQ/Global Multi-Sector Equity Portfolio	17.7
EQ/Small Company Index Portfolio	8.2
Multimanager Large Cap Value Portfolio	3.1
Multimanager Mid Cap Value Portfolio	2.8
EQ/Core Bond Index Portfolio	2.7
Multimanager Aggressive Equity Portfolio	2.2
Multimanager Multi-Sector Bond Portfolio	1.2
Multimanager Mid Cap Growth Portfolio	0.8

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2011 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class K commenced operations on December 1, 2011, the ‘Hypothetical Expenses Paid during the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 - 12/31/11
Class A
Actual	$1,000.00	$900.30	$1.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	900.30	2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06
Class K†
Actual	1,000.00	998.82	0.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.35%, 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 for Class A and Class B and the hypothetical example (to reflect the one-half year period), and multiplied by 31/365 for Class K (to reflect the actual number of days in the period).

†  Class K commenced operations on 12/1/2011.

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TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	84,256	$840,992
EQ/Equity 500 Index Portfolio‡	609,672	13,363,065
EQ/Global Multi-Sector Equity Portfolio‡	519,748	5,580,886
EQ/International ETF Portfolio‡	1,017,520	5,902,615
EQ/Small Company Index Portfolio‡	283,182	2,568,553
Multimanager Aggressive Equity Portfolio‡	27,497	703,988
Multimanager Large Cap Value Portfolio‡	108,646	992,559
Multimanager Mid Cap Growth Portfolio*‡	29,591	252,579
Multimanager Mid Cap Value Portfolio‡	100,406	$876,257
Multimanager Multi-Sector Bond Portfolio‡	93,117	365,407

Total Investments (101.5%) (Cost $30,326,388)		31,446,901
Other Assets Less Liabilities (-1.5%)		(477,939)

Net Assets (100%)		$30,968,962

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2011, were as follows:

Securities	Market Value December 31, 2010	Purchases at Cost	Sales at Cost	Market Value December 31, 2011	Dividend Income	Realized Gain (Loss)
EQ/Core Bond Index Portfolio(aa)	$521,716	$441,126	$142,752	$840,992	$17,809	$(13)
EQ/Equity 500 Index Portfolio(bb)	12,109,464	2,918,168	1,639,347	13,363,065	233,332	(5,098)
EQ/Global Multi-Sector Equity Portfolio(cc)	5,315,698	1,809,322	680,385	5,580,886	118,587	11,979
EQ/International ETF Portfolio(dd)	6,042,834	1,825,937	706,873	5,902,615	152,603	228,090
EQ/Small Company Index Portfolio(ee)	2,637,980	882,525	542,827	2,568,553	26,695	263,069
Multimanager Aggressive Equity Portfolio(ff)	634,474	230,870	109,756	703,988	1,245	1,364
Multimanager Large Cap Value Portfolio(gg)	906,274	295,786	134,512	992,559	13,172	2,251
Multimanager Mid Cap Growth Portfolio(hh)	212,785	123,644	59,943	252,579	—	(109)
Multimanager Mid Cap Value Portfolio(ii)	954,815	108,276	50,940	876,257	2,295	346
Multimanager Multi-Sector Bond Portfolio(jj)	302,152	103,177	42,643	365,407	14,860	95

	$29,638,192	$8,738,831	$4,109,978	$31,446,901	$580,598	$501,974

(aa)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Core Bond Index Portfolio for Class K in the amount of $832,032, representing 82,098 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(bb)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Equity 500 Index Portfolio for Class K in the amount of $12,309,043, representing 593,228 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(cc)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Global Multi-Sector Equity Portfolio for Class K in the amount of $5,436,422, representing 479,659 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(dd)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/International ETF Portfolio for Class K in the amount of $6,048,198, representing 942,631 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ee)	On August 29, 2011, the Portfolio exchanged its Class IA shares in EQ/Small Company Index Portfolio for Class K in the amount of $2,596,626, representing 276,839 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2011

(ff)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Aggressive Equity Portfolio for Class K in the amount of $685,097, representing 27,057 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(gg)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Large Cap Value Portfolio for Class K in the amount of $945,012, representing 105,863 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(hh)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Growth Portfolio for Class K in the amount of $243,728, representing 28,958 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(ii)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Mid Cap Value Portfolio for Class K in the amount of $879,914, representing 99,614 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.
(jj)	On August 29, 2011, the Portfolio exchanged its Class A shares in Multimanager Multi-Sector Bond Portfolio for Class K in the amount of $358,437, representing 88,403 shares, as a non-taxable transfer. These amounts are not reflected in the purchases and sales listed above.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2011:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$31,446,901	$—	$31,446,901

Total Assets	$—	$31,446,901	$—	$31,446,901

Total Liabilities	$—	$—	$—	$—

Total	$—	$31,446,901	$—	$31,446,901

The Portfolio held no derivatives contracts during the year ended December 31, 2011.

Investment security transactions for the year ended December 31, 2011 were as follows:

Cost of Purchases:
Investment Companies	$8,738,831
Net Proceeds of Sales and Redemptions:
Investment Companies	$4,114,078

As of December 31, 2011, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,230,826
Aggregate gross unrealized depreciation	(1,119,799)

Net unrealized appreciation	$1,111,027

Federal income tax cost of investments	$30,335,874

See Notes to Financial Statements.

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TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Affiliated Issuers (Cost $30,326,388)	$31,446,901
Cash	157,211
Receivable from Separate Accounts for Trust shares sold	14,834
Receivable from investment manager	2,976
Dividends, interest and other receivables	12
Other assets	22

Total assets	31,621,956

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	587,136
Payable for securities purchased	16,695
Distribution fees payable - Class B	5,342
Trustees’ fees payable	43
Accrued expenses	43,778

Total liabilities	652,994

NET ASSETS	$30,968,962

Net assets were comprised of:
Paid in capital	$33,831,303
Accumulated undistributed net investment income (loss)	14,185
Accumulated undistributed net realized gain (loss) on investments	(3,997,039)
Net unrealized appreciation (depreciation) on investments	1,120,513

Net assets	$30,968,962

Class A
Net asset value, offering and redemption price per share, $482,225 / 61,327 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.86

Class B
Net asset value, offering and redemption price per share, $24,965,647 / 3,173,665 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.87

Class K
Net asset value, offering and redemption price per share, $5,521,090 / 702,191 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$580,598
Interest	48

Total income	580,646

EXPENSES
Administrative fees	80,152
Distribution fees - Class B	64,486
Custodian fees	63,201
Professional fees	51,438
Investment management fees	31,768
Printing and mailing expenses	6,827
Trustees’ fees	398
Miscellaneous	1,444

Gross expenses	299,714
Less: Waiver from investment advisor	(111,920)
Reimbursement from investment advisor	(12,160)

Net expenses	175,634

NET INVESTMENT INCOME (LOSS)	405,012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	4,100
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	497,874

Net realized gain (loss)	501,974

Net change in unrealized appreciation (depreciation) on securities	(2,820,144)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,318,170)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,913,158)

See Notes to Financial Statements.

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TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011		2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$405,012		$303,465
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	501,974		(1,114,666)
Net change in unrealized appreciation (depreciation) on investments	(2,820,144)		4,078,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,913,158)		3,266,903

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(7,555)		(71,069)
Class B	(337,100)		(248,182)
Class K†	(86,135)		—

	(430,790)		(319,251)

Distributions from net realized capital gains
Class A	(27,678)		(26,445)
Class B	(162,677)		(111,933)
Class K†	(9,410)		—

	(199,765)		(138,378)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(630,555)		(457,629)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 141,024 and 127,102 shares, respectively ]	1,202,395		994,597
Capital shares issued in reinvestment of dividends and distributions [ 4,567 and 11,675 shares, respectively ]	35,233		97,514
Capital shares repurchased [ (729,005) and (72,638) shares, respectively ]	(5,901,750	)(y)	(567,844)

Total Class A transactions	(4,664,122)		524,267

Class B
Capital shares sold [ 973,273 and 1,066,829 shares, respectively ]	8,260,275		8,339,798
Capital shares issued in reinvestment of dividends and distributions [ 64,420 and 43,148 shares, respectively ]	499,777		360,115
Capital shares repurchased [ (694,686) and (600,615) shares, respectively ]	(5,760,058)		(4,603,930)

Total Class B transactions	2,999,994		4,095,983

Class K†
Capital shares sold [ 689,905 and 0 shares, respectively ]	5,559,457	(y)	—
Capital shares issued in reinvestment of dividends and distributions [ 12,286 and 0 shares, respectively ]	95,545		—

Total Class K transactions	5,655,002		—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,990,874		4,620,250

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,447,161		7,429,524
NET ASSETS:
Beginning of year	29,521,801		22,092,277

End of year (a)	$30,968,962		$29,521,801

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$14,185		$15,093

† Class K commenced operations on December 1, 2011.

(y)   On December 7, 2011, certain shareholders of the Target 2045 Portfolio exchanged approximately 683,158 Class A shares for approximately 683,201 Class K shares. This exchange amounted to approximately $5,506,722.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2011		2010	2009		2008		2007
Net asset value, beginning of year	$8.49		$7.62	$6.20		$11.16		$10.86

Income (loss) from investment operations:
Net investment income (loss) (x)	(0.01	)(†)(e)	0.11 (e)	0.22	(e)	0.29	(e)	0.13	(e)
Net realized and unrealized gain (loss) on investments	(0.44)		0.91	1.52		(4.86)		0.74

Total from investment operations	(0.45)		1.02	1.74		(4.57)		0.87

Less distributions:
Dividends from net investment income	(0.13)		(0.11)	(0.29)		(0.20)		(0.23)
Distributions from net realized gains	(0.05)		(0.04)	(0.03)		(0.19)		(0.34)

Total dividends and distributions	(0.18)		(0.15)	(0.32)		(0.39)		(0.57)

Net asset value, end of year	$7.86		$8.49	$7.62		$6.20		$11.16

Total return	(5.30)%		13.46%	28.13%		(41.18)%		8.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$482		$5,475	$4,407		$3,014		$595
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%	0.35%		0.35%		0.35%
Before waivers and reimbursements (f)	0.74%		0.84%	1.33%		1.63%		2.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.14)%		1.36%	3.35%		3.40%		1.13%
Before waivers and reimbursements (f)(x)	(0.53)%		0.86%	2.37%		2.12%		(1.42)%
Portfolio turnover rate	13%		18%	30%		5%		23%

	Year Ended December 31,
Class B	2011		2010	2009		2008		2007
Net asset value, beginning of year	$8.50		$7.62	$6.20		$11.16		$10.86

Income (loss) from investment operations:
Net investment income (loss) (x)	0.10	(e)	0.09 (e)	0.25	(e)	0.24	(e)	0.21	(e)
Net realized and unrealized gain (loss) on investments	(0.57)		0.92	1.47		(4.82)		0.63

Total from investment operations	(0.47)		1.01	1.72		(4.58)		0.84

Less distributions:
Dividends from net investment income	(0.11)		(0.09)	(0.27)		(0.19)		(0.20)
Distributions from net realized gains	(0.05)		(0.04)	(0.03)		(0.19)		(0.34)

Total dividends and distributions	(0.16)		(0.13)	(0.30)		(0.38)		(0.54)

Net asset value, end of year	$7.87		$8.50	$7.62		$6.20		$11.16

Total return	(5.53)%		13.31%	27.80%		(41.33)%		7.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,966		$24,047	$17,686		$8,696		$6,588
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%		0.60%	0.60%		0.60%		0.60%
Before waivers and reimbursements (f)	0.99%		1.09%	1.58	%(c)	1.88	%(c)	3.16	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.22%		1.21%	3.78%		2.71%		1.78%
Before waivers and reimbursements (f)(x)	0.83%		0.71%	2.78%		1.33%		(0.70)%
Portfolio turnover rate	13%		18%	30%		5%		23%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$8.01

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17	(e)
Net realized and unrealized gain (loss) on investments	(0.18)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.14)

Net asset value, end of period	$7.86

Total return (b)	(0.12)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,521
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%
Before waivers and reimbursements (a)(f)	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	26.13	%(l)
Before waivers and reimbursements (a)(f)(x)	25.66	%(l)
Portfolio turnover rate	13%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Note 1	Organization and Selected Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with twenty diversified Portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each Portfolio, other than the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (“AXA Allocation Portfolios”), and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio (“Target Allocation Portfolios”), and an allocated portion of the Multimanager Technology Portfolio, is provided by multiple investment sub-advisers (each an “Adviser”).

On December 1, 2011, FMG LLC contributed $10,000 in seed capital into Class K shares of each of the following Portfolios: AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio.

On August 26, 2011, FMG LLC contributed $10,000 in seed capital into Class K shares of each of the following Portfolios: Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with certain vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

The AXA Allocation Portfolios and the Target Allocation Portfolios are types of mutual funds often described as “fund of funds.” Each AXA Allocation Portfolio and Target Allocation Portfolio pursues its investment objective by investing exclusively in other affiliated mutual funds managed by FMG LLC (EQ Advisors Trust and AXA Premier VIP Trust).

All of the Portfolios, except the AXA Allocation Portfolios and Target Allocation Portfolios, employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed-income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue three classes of shares, Class A, Class B and Class K. The Class B shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

adopted pursuant to Rule 12b-1 under the 1940 Act. In addition, as of and during a portion of the year ended December 31, 2011, the Trust had Class K shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Series of the Trust and to Series of the EQ Advisors Trust, a separate registered investment company managed by FMG LLC that currently sell its shares to accounts and plans. The AXA Equitable 401(k) plan is the primary shareholder of Class A for the Multimanager Large Cap Value Portfolio.

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Allocation Portfolio — Seeks to achieve long-term capital appreciation.

Multimanager Aggressive Equity Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of FMG LLC), ClearBridge Advisors, LLC, Goodman & Co. NY Ltd., Legg Mason Capital Management, Inc., Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (advised by BlackRock Financial Management, Inc., Pacific Investment Management Company LLC (“PIMCO”), and SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager International Equity Portfolio (advised by BlackRock Investment Management, LLC (“BlackRock”), EARNEST Partners, LLC (“EARNEST”), JPMorgan Investment Management Inc., and Marsico) — Seeks to achieve long-term growth of capital. On September 1, 2011, EARNEST replaced AllianceBernstein as an adviser to the Portfolio.

Multimanager Large Cap Core Equity Portfolio (advised by AllianceBernstein, Janus Capital Management, LLC, and Thornburg Investment Management, Inc.) — Seeks to achieve long-term growth of capital.

Multimanager Large Cap Value Portfolio (advised by AllianceBernstein, Institutional Capital LLC, and MFS Investment Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Growth Portfolio (advised by AllianceBernstein, BlackRock, Franklin Advisers, Inc. and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (advised by BlackRock, Diamond Hill Capital Management, Inc., (“Diamond Hill”), Knightsbridge Asset Management, LLC (“Knightsbridge”) and Tradewinds Global Investors, LLC) — Seeks to achieve long-term growth of capital.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Multimanager Multi-Sector Bond Portfolio (advised by PIMCO, Post Advisory Group, LLC and SSgA FM) — Seeks to achieve high total return through a combination of current income and capital appreciation.

Multimanager Small Cap Growth Portfolio (advised by BlackRock, Lord, Abbett & Co. LLC (“Lord Abbett”), Morgan Stanley Investment Management Inc. (“MSIM”), and NorthPointe Capital, LLC (“NorthPointe”)) — Seeks to achieve long-term growth of capital.

Multimanager Small Cap Value Portfolio (advised by BlackRock, Franklin Advisory Services, LLC, Horizon Asset Management, LLC (“Horizon”), and Pacific Global Investment Management Company) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (advised by FMG LLC, RCM Capital Management, LLC, SSgA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond in making

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are valued at their last sale price, or if not available, at the previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The pricing service may utilize many factors in making evaluations, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depository Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making valuations.

During the year ended December 31, 2011, each of the Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio, Multimanager Small Cap Value Portfolio, and Multimanager Technology Portfolio held forward foreign currency contracts to either enter into exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. Any transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Any transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2011 is included in the Portfolio of Investments.

Pursuant to procedures approved by the Board of Trustees of the Trust, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2011, none of the Portfolios applied these procedures.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities as interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations, in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (Multimanager Core Bond declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

gains. Those differences are primarily due to differing book and tax treatments for derivative transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and affiliated fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2011 and December 31, 2010, were as follows:

	Year Ended December 31, 2011				Year Ended December 31, 2010
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Conservative Allocation	$41,777,124	$39,769,830	$953,429	$11,563,803	$64,553,856	$74,484,685	$68,121	$26,706,622
AXA Conservative-Plus Allocation	34,079,961	42,665,670	511,994	11,889,407	48,285,148	52,271,123	596,927	24,875,382
AXA Moderate Allocation	176,320,499	241,896,745	2,730,785	66,802,303	310,108,425	182,379,868	3,621,057	124,240,419
AXA Moderate-Plus Allocation	177,617,689	290,891,515	3,252,932	47,074,553	300,628,534	226,195,363	—	137,837,619
AXA Aggressive Allocation	48,493,939	81,777,719	445,896	11,825,356	71,535,304	62,222,237	—	37,585,061
Multimanager Aggressive Equity	1,521,044	—	191,662	—	10,919,558	—	—	—
Multimanager Core Bond	126,684,595	75,461,481	29,799,589	8,115,989	162,506,315	17,795,982	1,939,567	—
Multimanager International Equity	15,222,210	—	1,006,374	—	29,513,962	—	3,408,597	—
Multimanager Large Cap Core Equity	3,481,775	—	114,534	—	3,372,045	—	424,090	—
Multimanager Large Cap Value	14,049,669	—	339,342	—	13,736,418	—	965,747	—
Multimanager Mid Cap Growth	—	—	—	—	—	—	—	—
Multimanager Mid Cap Value	350,348	—	—	—	4,343,220	—	1,996,210	—
Multimanager Multi-Sector Bond	68,222,740	—	—	—	68,138,649	—	884,349	—
Multimanager Small Cap Growth	—	—	—	—	—	—	—	—
Multimanager Small Cap Value	942,394	—	—	—	1,749,528	—	484,853	—
Multimanager Technology	—	—	—	—	—	—	—	—
Target 2015 Allocation	1,527,860	1,051,517	—	642,253	1,409,569	372,017	10,617	481,881
Target 2025 Allocation	1,579,951	496,858	8,543	987,555	1,439,714	111,837	984	378,316
Target 2035 Allocation	919,820	304,654	9,333	791,478	827,253	71,067	—	243,067
Target 2045 Allocation	435,896	194,659	2,789	444,191	378,965	78,664	—	145,931

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2011 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Conservative Allocation	$4,556,271	$(4,556,271)	$—
AXA Conservative-Plus Allocation	5,977,739	(5,977,739)	—
AXA Moderate Allocation	34,754,954	(34,754,954)	—
AXA Moderate-Plus Allocation	52,841,537	(52,841,537)	—
AXA Aggressive Allocation	19,048,426	(19,048,426)	—
Multimanager Aggressive Equity	(16,214)	19,436,417	(19,420,203)
Multimanager Core Bond	10,534,180	(10,412,992)	(121,188)
Multimanager International Equity	4,869,406	(4,869,406)	—
Multimanager Large Cap Core Equity	(129,569)	129,570	(1)
Multimanager Large Cap Value	(264,976)	264,976	—
Multimanager Mid Cap Growth	4,511,243	202,159	(4,713,402)
Multimanager Mid Cap Value	587,998	224,898	(812,896)
Multimanager Multi-Sector Bond	3,682,635	(3,145,260)	(537,375)
Multimanager Small Cap Growth	5,071,009	898,199	(5,969,208)
Multimanager Small Cap Value	805,234	418,520	(1,223,754)
Multimanager Technology	3,437,166	90,895	(3,528,061)
Target 2015 Allocation	45,498	(45,498)	—
Target 2025 Allocation	49,158	(49,158)	—
Target 2035 Allocation	36,606	(36,605)	(1)
Target 2045 Allocation	24,870	(24,868)	(2)

Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. For the period from November 1, 2011 to December 31, 2011, the Portfolios elected to defer until the first business day of 2012 for U.S. Federal income tax purposes capital and net specified losses as stated below:

Portfolios:	Specified Loss	Capital Loss
AXA Conservative Allocation	$—	$—
AXA Conservative-Plus Allocation	—	—
AXA Moderate Allocation	—	—
AXA Moderate-Plus Allocation	—	—
AXA Aggressive Allocation	—	—
Multimanager Aggressive Equity	399	14,110,267
Multimanager Core Bond	—	—
Multimanager International Equity	—	15,171,762
Multimanager Large Cap Core Equity	1,567	3,848,860
Multimanager Large Cap Value	—	1,776,730
Multimanager Mid Cap Growth	100,732	1,903,704
Multimanager Mid Cap Value	227,142	8,589,508
Multimanager Multi-Sector Bond	—	—
Multimanager Small Cap Growth	988	7,502,049
Multimanager Small Cap Value	51,020	5,372,026
Multimanager Technology	9,497	7,616,405
Target 2015 Allocation	—	42,638
Target 2025 Allocation	—	—
Target 2035 Allocation	—	—
Target 2045 Allocation	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, among other provisions, new capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Modernization Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of paythrough income and gains.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Portfolios:	Short Term	Long Term
AXA Conservative Allocation	$—	$—
AXA Conservative-Plus Allocation	—	—
AXA Moderate Allocation	—	—
AXA Moderate-Plus Allocation	—	—
AXA Aggressive Allocation	—	—
Multimanager Aggressive Equity	—	—
Multimanager Core Bond	—	—
Multimanager International Equity	13,136,301	14,695,800
Multimanager Large Cap Core Equity	—	—
Multimanager Large Cap Value	—	—
Multimanager Mid Cap Growth	—	—
Multimanager Mid Cap Value	—	—
Multimanager Multi-Sector Bond	—	—
Multimanager Small Cap Growth	—	—
Multimanager Small Cap Value	—	—
Multimanager Technology	—	—
Target 2015 Allocation	—	—
Target 2025 Allocation	—	—
Target 2035 Allocation	—	—
Target 2045 Allocation	—	—

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected in the Statements of Operations.

Securities Lending:

For all Portfolios (except the AXA Allocation Portfolios and Target Allocation Portfolios), the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank (“JPMorgan”), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolio’s investment of its cash reserves and the Portfolio bears all of the gains and losses on such investment. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. None of the Portfolios had any loans outstanding at December 31, 2011.

Short Sales Against the Box:

Certain Portfolios enter into a “short sale” of securities in circumstances where, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, a Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at year end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of a Portfolio’s securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio, and Multimanager Small Cap Value Portfolio used futures contracts during the year ended December 31, 2011. Each Portfolio used futures to allow each Portfolio to increase, decrease or change the level of equity exposure during periods when market volatility increased above specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

At December 31, 2011, the following Portfolios had entered into exchange-traded long futures contracts as set forth in the following table. The aggregate market value of investments pledged to cover margin requirements for open positions was approximately $68,836,296. The aggregate cash pledged to cover margin requirements for open positions disclosed in the Statements of Assets and Liabilities was $33,118,000. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Futures Collateral
At December 31, 2011

Portfolios:	Market Value of Collateral
Multimanager Aggressive Equity	$28,704,605
Multimanager Core Bond	3,849,603
Multimanager Large Cap Core Equity	13,511,550
Multimanager Large Cap Value	22,006,451
Multimanager Multi-Sector Bond	764,087

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of a Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Options Written:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

On September 15, 2008, Lehman Brothers Holdings and thereafter certain Lehman affiliates domiciled in the U.S., United Kingdom and elsewhere, filed petitions under various insolvency regimes. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval.

The Multimanager Core Bond Portfolio and Multimanager Multi-Sector Bond Portfolio had select to be announced (“TBA”) transactions outstanding with Lehman Brothers as counterparty at the time the entity filed for protection. The TBA transactions associated with the relevant Lehman Brothers entity as counterparty were written down to their estimated recoverable values. The remaining balances due from, or to Lehman Brothers are included on the Statement of Assets and Liabilities of each Portfolio. The estimated recovery values were arrived at using market inputs, including trading levels of Lehman Brothers bonds and other instruments.

Recent Accounting Standard:

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers into and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statements and disclosures.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Note 2	Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with FMG LLC. The Management Agreement for the Portfolios (other than the AXA Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) search for and select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the AXA Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the AXA Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2011, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
Target 2015 Allocation	0.10% of average daily net assets
Target 2025 Allocation	0.10% of average daily net assets
Target 2035 Allocation	0.10% of average daily net assets
Target 2045 Allocation	0.10% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $12 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.100%	0.095%	0.090%
AXA Conservative-Plus Allocation	0.100%	0.095%	0.090%
AXA Moderate Allocation	0.100%	0.095%	0.090%
AXA Moderate-Plus Allocation	0.100%	0.095%	0.090%
AXA Aggressive Allocation	0.100%	0.095%	0.090%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager International Equity	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Large Cap Core Equity	0.700%	0.650%	0.625%	0.600%	0.575%
Multimanager Large Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Small Cap Value	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Portfolios:	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Multi-Sector Bond	0.550%	0.525%	0.500%	0.480%	0.470%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	(as a percentage of average daily net assets)
Portfolios:	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

On behalf of the Trust, with the exception of the AXA Allocation Portfolios and Target Allocation Portfolios, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

Pursuant to an administrative agreement, FMG LLC (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays to FMG LLC an annual fee in accordance with the following schedule:

(i) $32,500 for each AXA Allocation and Target Allocation Portfolio; $32,500 for each Portfolio of the multi-advised Portfolios whose total average annual net assets are less than $5 billion; and

(ii) With respect to all Portfolios except the AXA Allocation Portfolios and the Target Allocation Portfolios (“Multimanager Portfolios”):

0.150% of total average net assets of the Multimanager Portfolios up to and including $15 billion;

0.125% of total average net assets of the Multimanager Portfolios in excess of $15 billion and up to and including $30 billion;

0.100% of total average net assets of the Multimanager Portfolios in excess of $30 billion; and

(iii) With respect to the AXA Allocation Portfolios and Target Allocation Portfolios:

0.150% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios) up to and including $15 billion;

0.125% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios) in excess of $15 billion and up to and including $20 billion;

0.100% of total average net assets of the AXA Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios) in excess of $20 billion.

Note 4	Custody Fees

JPMorgan, an affiliate of J.P. Morgan Investor Services Co., serves as custodian of the Trust’s portfolio securities and other assets. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Note 5	Concentration of Credit Risk

At December 31, 2011, certain Portfolios maintained significant cash balances or significant foreign currency balances with JPMorgan Chase or its affiliates. The Portfolios are subject to credit risk arising should JPMorgan Chase or its affiliates be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into a distribution agreement with AXA Distributors, LLC (“AXA Distributors “), an indirect wholly-owned subsidiary of AXA Equitable (the “Distributor”), pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Class B Distribution Plan”). The Class B Distribution Plan provides that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class B shares for which it provides service. Prior to May 1, 2011, AXA Advisers, LLC was also a distributor to the Trust.

Effective January 1, 2012, the Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class A shares of the Trust (“Class A Distribution Plan”). The Class A Distribution Plan provides that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class A shares for which it provides service.

Note 7	Expense Limitation

The Manager has contractually agreed to make payments or waive its fees to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2013 (“Expense Limitation Agreement”). The Manager first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (Class B shares would be 0.25% higher due to the annual fee under the Trust’s Class B Distribution Plan and, effective January 1, 2012, Class A shares would also be 0.25% higher due to the annual fee under the Trust’s Class A Distribution Plan) for each Portfolio (except the AXA Allocation Portfolios) are limited to:

Portfolios:
Multimanager Core Bond	0.750%
Target 2015 Allocation	0.350%
Target 2025 Allocation	0.350%
Target 2035 Allocation	0.350%
Target 2045 Allocation	0.350%

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan and, effective January 1, 2012, Class A shares would also be 0.25% higher due to the annual fee under the Trust’s Class A Distribution Plan) for each AXA

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expense, but inclusive of Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Conservative Allocation	0.75%
AXA Conservative-Plus Allocation	0.85%
AXA Moderate Allocation	0.90%
AXA Moderate-Plus Allocation	0.95%
AXA Aggressive Allocation	1.00%

During the year ended December 31, 2011, the Manager received $2,469,087 in recoupment for all of the Portfolios within the Trust. Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. Effective July 1, 2011, FMG LLC voluntarily gave up and is not eligible to recoup any waivers or reimbursements made prior to July 1, 2011 for the AXA Moderate-Plus Allocation Portfolio. At December 31, 2011, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2012	2013	2014	Total Eligible For Reimbursement
AXA Conservative Allocation	$3,242,167	$3,168,426	$2,638,624	$9,049,217
AXA Conservative-Plus Allocation	1,888,421	1,536,305	1,116,262	4,540,988
AXA Moderate Allocation	6,142,480	3,485,656	1,102,714	10,730,850
Target 2015 Allocation	165,380	90,474	78,302	334,156
Target 2025 Allocation	167,830	86,342	65,796	319,968
Target 2035 Allocation	184,661	117,239	98,702	400,602
Target 2045 Allocation	163,312	121,004	124,080	408,396

During the year ended December 31, 2011, BlackRock reimbursed certain Portfolios $226,740 of Investment Management fees from the BlackRock TempFund, which is an underlying investment in these Portfolios. This reimbursement is not eligible for recoupment.

Portfolios:	Reimbursement Amount
Multimanager International Equity	$ 1,199
Multimanager Mid Cap Growth	46,037
Multimanager Mid Cap Value	56,716
Multimanager Small Cap Growth	60,877
Multimanager Small Cap Value	61,911

The AXA Allocation Portfolios and the Target Allocation Portfolios invest exclusively in shares of other mutual funds (the “Underlying Portfolios”) managed by FMG LLC. Therefore, each AXA Allocation Portfolio and Target Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio and Target Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Allocation	0.45% to 0.70%
AXA Conservative-Plus Allocation	0.50% to 0.75%
AXA Moderate Allocation	0.50% to 0.75%
AXA Moderate-Plus Allocation	0.55% to 0.80%
AXA Aggressive Allocation	0.55% to 0.80%
Target 2015 Allocation	0.50% to 0.75%
Target 2025 Allocation	0.50% to 0.75%
Target 2035 Allocation	0.45% to 0.70%
Target 2045 Allocation	0.45% to 0.70%

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Thus, the net expense ratio of the Class A shares, Class B shares and Class K shares of each AXA Allocation Portfolio and Target Allocation Portfolio, including the AXA Allocation Portfolio and Target Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class A	Class B	Class K
AXA Conservative Allocation*	0.75%	1.00%	N/A
AXA Conservative-Plus Allocation*	0.85%	1.10%	0.85%
AXA Moderate Allocation*	0.90%	1.15%	0.90%
AXA Moderate-Plus Allocation*	0.95%	1.20%	0.95%
AXA Aggressive Allocation*	1.00%	1.25%	1.00%

* Expenses limited to an expense cap which is inclusive of the Underlying Portfolios’ fees and expenses.

	Class A	Class B	Class K
Target 2015 Allocation	N/A	1.10% to 1.35%	0.85% to 1.10%
Target 2025 Allocation	N/A	1.10% to 1.35%	0.85% to 1.10%
Target 2035 Allocation	0.80% to 1.05%	1.05% to 1.30%	0.80% to 1.05%
Target 2045 Allocation	0.80% to 1.05%	1.05% to 1.30%	0.80% to 1.05%

Absent the Expense Limitation Agreement of the AXA Allocation Portfolios and the Target Allocation Portfolios, the total expense ratio of the Class A shares, Class B shares and Class K shares of each AXA Allocation Portfolio and Target Allocation Portfolio would range from:

	Class A	Class B	Class K
AXA Conservative Allocation	0.72% to 0.97%	0.97% to 1.22%	N/A
AXA Conservative-Plus Allocation	0.78% to 1.03%	1.03% to 1.28%	0.78% to 1.03%
AXA Moderate Allocation	0.76% to 1.01%	1.01% to 1.26%	0.77% to 1.02%
AXA Moderate-Plus Allocation	0.82% to 1.07%	1.07% to 1.32%	0.81% to 1.06%
AXA Aggressive Allocation	0.84% to 1.09%	1.09% to 1.34%	0.82% to 1.07%
Target 2015 Allocation	N/A	1.19% to 1.44%	0.98% to 1.23%
Target 2025 Allocation	N/A	1.16% to 1.41%	0.95% to 1.20%
Target 2035 Allocation	0.96% to 1.21%	1.21% to 1.46%	1.00% to 1.25%
Target 2045 Allocation	1.19% to 1.44%	1.44% to 1.69%	1.27% to 1.52%

The above AXA Allocation Portfolio information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

Note 8	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five- to twenty-year period elected by such Trustee. At December 31, 2011, the total amount deferred by the Trustees participating in the Plan was $501,276.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Note 9	Percentage of Ownership by Affiliates

At December 31, 2011, AXA Equitable held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
AXA Conservative Allocation	0.02%
AXA Conservative-Plus Allocation	—	#
AXA Moderate Allocation	0.02
AXA Moderate-Plus Allocation	—	#
AXA Aggressive Allocation	0.01
Multimanager Aggressive Equity	0.08
Multimanager Core Bond	—	#
Multimanager International Equity	0.01
Multimanager Large Cap Core Equity	0.02
Multimanager Large Cap Value	0.01
Multimanager Mid Cap Growth	0.02
Multimanager Mid Cap Value	0.03
Multimanager Multi-Sector Bond	0.02
Multimanager Small Cap Growth	0.06
Multimanager Small Cap Value	0.02
Multimanager Technology	0.04
Target Allocation 2015	0.02
Target Allocation 2025	0.01
Target Allocation 2035	1.67
Target Allocation 2045	3.13

#	Percentage of ownership is less than 0.005%.

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio of EQ Advisors Trust, also managed by FMG LLC, and the AXA Allocation Portfolios and Target Allocation Portfolios. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2011.

All Asset Allocation
Multimanager Core Bond	0.22%
Multimanager International Equity	0.30
Multimanager Large Cap Core Equity	0.65
Multimanager Large Cap Value	0.32
Multimanager Mid Cap Growth	0.42
Multimanager Mid Cap Value	0.60
Multimanager Small Cap Growth	0.64
Multimanager Small Cap Value	0.13

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	1.32%	3.75%	26.17%	40.52%	11.82%
ATM International	1.91	4.09	32.32	46.40	15.28
ATM Large Cap	3.55	5.20	29.92	44.48	16.86
ATM Mid Cap	2.78	4.49	24.27	49.90	18.53
ATM Small Cap	0.72	3.67	28.39	49.14	18.07
EQ/AllianceBernstein Small Cap Growth	0.23	0.89	8.99	17.44	5.50

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/AXA Franklin Small Cap Value Core	—%	1.67%	17.91%	26.37%	11.48%
EQ/BlackRock Basic Value Equity	1.12	1.78	8.41	11.21	3.25
EQ/Boston Advisors Equity Income	2.44	3.96	20.52	25.71	5.94
EQ/Core Bond Index	10.00	5.87	23.82	19.85	1.98
EQ/Davis New York Venture	0.22	0.17	1.27	1.11	—
EQ/GAMCO Small Company Value	0.36	0.81	6.07	6.26	4.03
EQ/Global Bond PLUS	7.69	5.33	22.58	—	—
EQ/Global Multi-Sector Equity	0.47	1.27	8.50	10.39	3.12
EQ/Intermediate Government Bond Index	9.25	6.56	29.87	16.28	1.14
EQ/International Core PLUS	0.58	1.02	8.81	12.60	3.23
EQ/International Equity Index	0.23	0.43	3.45	7.26	3.08
EQ/International Value Plus	0.28	0.69	5.51	9.85	5.75
EQ/Large Cap Core PLUS	2.71	3.96	21.57	29.33	11.37
EQ/Large Cap Growth Index	1.43	2.14	11.29	20.83	9.69
EQ/Large Cap Growth PLUS	2.13	2.81	17.36	22.23	7.54
EQ/Large Cap Value PLUS	0.62	0.97	6.77	11.42	5.91
EQ/MFS International Growth	0.87	2.50	18.22	24.16	9.94
EQ/Mid Cap Index	—	0.28	0.85	0.85	0.42
EQ/PIMCO Ultra Short Bond	8.25	5.72	25.58	16.47	1.58
EQ/Small Company Index	—	0.46	2.68	2.09	0.66
Multimanager Core Bond	7.96	4.29	17.06	14.83	1.33
Multimanager International Equity	0.48	1.04	14.55	19.42	4.63
Multimanager Large Cap Core Equity	3.23	3.37	17.66	37.40	14.34
Multimanager Large Cap Value	1.91	2.67	15.79	26.40	13.01
Multimanager Mid Cap Growth	1.25	0.96	4.33	3.79	1.27
Multimanager Mid Cap Value	0.67	1.71	7.99	2.06	0.94
Multimanager Multi-Sector Bond	6.28	4.85	23.52	8.00	0.67
Multimanager Small Cap Growth	0.51	0.98	11.41	29.29	10.60
Multimanager Small Cap Value	—	0.54	4.29	16.61	0.80

	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	3.70%	5.20%	3.82%	2.17%
EQ/Core Bond Index	0.15	0.10	0.04	0.01
EQ/Equity 500 Index	0.55	1.00	0.79	0.48
EQ/Global Bond PLUS	0.59	0.48	0.16	—
EQ/Global Multi-Sector Equity	0.50	0.70	0.49	0.28
EQ/PIMCO Ultra Short Bond	0.15	0.12	0.04	—
EQ/Small Company Index	0.28	0.65	0.55	0.32
Multimanager Aggressive Equity	0.25	0.29	0.13	0.05
Multimanager Large Cap Value	0.30	0.27	0.16	0.09
Multimanager Mid Cap Growth	0.34	0.22	0.13	0.06
Multimanager Mid Cap Value	0.44	0.55	0.26	0.16
Multimanager Multi-Sector Bond	0.56	0.44	0.17	0.02

Note 10	Substitution and Reorganization Transactions

On September 17, 2010, AXA Equitable FMG LLC, on behalf of itself and certain affiliates, effected the substitution of securities issued by the Multimanager Aggressive Equity Portfolio for securities issued by the Multimanager Large Cap Growth Portfolio. For accounting purposes, this transaction was treated as a substitution. The purpose of this substitution was to combine two funds

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

managed by FMG LLC with comparable investment objectives. The substitution was accomplished by a tax-free exchange resulting in the Multimanager Aggressive Equity Portfolio issuing 1,655,085 Class A shares and 9,968,749 Class B shares (valued at $39,434,930 and $233,048,272, respectively) in exchange for Class A shares and Class B shares of the Multimanager Large Cap Growth Portfolio, respectively. The investment portfolio of the Multimanager Large Cap Growth, with a fair value of $272,990,080 and identified cost of $226,450,133 at September 17, 2010, was the principal asset acquired by the Multimanager Aggressive Equity Portfolio. For financial reporting purposes, assets received and shares issued by the Multimanager Aggressive Equity Portfolio were recorded at fair value; however the cost basis of the investments from the Multimanager Large Cap Growth Portfolio was carried forward to align ongoing reporting of the Multimanager Aggressive Equity Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Multimanager Large Cap Growth Portfolio’s net assets at that date of $272,483,202, including $46,539,946 of unrealized appreciation, were combined with those of the Multimanager Aggressive Equity Portfolio. Assuming the substitution had been completed on January 1, 2010, the beginning of the annual reporting period of the Multimanager Aggressive Equity Portfolio, pro forma results of operations for the year ended December 31, 2010 would include net investment income of $5,021,114 and net gain on investments of $250,479,488, resulting in an increase in net assets from operations of $255,500,602. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Portfolio’s Statement of Operations since the effective date of the transaction, September 17, 2010. Prior to the combination, the net assets of the Multimanager Aggressive Equity Portfolio totaled $1,264,558,835. Immediately after the combination, the net assets of the Multimanager Aggressive Equity Portfolio totaled $1,537,042,037.

Note 11	Subsequent Events

At a meeting held on February 14, 2012, the Board of Trustees approved investment objective changes for the Portfolios listed below. The investment objective changes take effect on May 1, 2012.

Portfolio Name	New Investment Objective
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager International Equity Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Portfolio Name	New Investment Objective
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.
Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility relative to traditional equity funds and equity market indexes.

At a meeting held on February 14, 2012, the Board of Trustees approved the following additional benchmarks for the Portfolios listed below. The Board of Trustees approved the use of such benchmarks in the Annual Report to Shareholders for the period ended December 31, 2011 and in the Trust’s Prospectus to be dated May 1, 2012.

Portfolio	Additional Benchmark
Multimanager Large Cap Core Equity Portfolio	Volatility Managed Index–Large Cap Core

Multimanager Aggressive Equity	Volatility Managed Index–Large Cap Growth 3000

Multimanager Mid Cap Growth Portfolio	Volatility Managed Index–Mid Cap Growth 2500

Multimanager Mid Cap Value Portfolio	Volatility Managed Index–Mid Cap Value 2500

Multimanager Small Cap Growth Portfolio	Volatility Managed Index–Small Cap Growth 2000

Multimanager Small Cap Value Portfolio	Volatility Managed Index–Small Cap Value 2000

Multimanager International Equity Portfolio	Volatility Managed Index–International Volatility Managed Index–International Proxy 40% DJ EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index

Note 12	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2011

Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Index; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio. The lawsuit sought recovery under Section 36(b) of the 1940 Act for alleged excessive fees paid to AXA Equitable and the Manager (the “Defendants”) for investment management services. The Plaintiff sought recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses, and reserves the right to seek punitive damages where applicable. In October 2011, the Defendants filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an amended complaint asserting a claim under Section 36(b) and new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged unreasonable management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. In the amended complaint, the Plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witness, and reserves the right to seek punitive damages where applicable. The Defendants filed a motion to dismiss the amended complaint in December 2011.

No liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios. The Portfolios are not party to the suit.

On June 2, 2011, certain holders of notes issued by Tribune Company filed a complaint in Massachusetts federal court against AXA Premier VIP Trust and several other defendants, seeking to recover payments made to Tribune shareholders in connection with the 2007 leveraged buyout of Tribune. The Multimanager Large Cap Value Portfolio and Multimanager Large Cap Core Equity Portfolio received Tribune payments in connection with the 2007 leveraged buyout in the amount of $3,359,200 and $1,768,000, respectively. The plaintiffs allege that the payments made to Tribune shareholders violated various state laws prohibiting fraudulent transfers. The outcome of the proceedings cannot be predicted at this time. The complaints allege no misconduct by the Multimanager Large Cap Value Portfolio, or Multimanager Large Cap Core Equity Portfolio or any member of the defendant class.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

AXA Premier VIP Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the AXA Premier VIP Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agents, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2011 (UNAUDITED)

At a meeting held on July 27-28, 2011, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”) (the “Management Agreements”) and the renewal of Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio
(collectively, the “Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio
(collectively, the “Target Allocation Portfolios”)

Management Agreement with AXA FMG

Multimanager Aggressive Equity Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

Advisory Agreement with ClearBridge Advisors, LLC

Advisory Agreement with Goodman & Co. NY Ltd.

Advisory Agreement with Legg Mason Capital Management, Inc.

Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)

Advisory Agreement with T. Rowe Price Associates, Inc.

Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with BlackRock Financial Management, Inc.

Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

Multimanager International Equity Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with AllianceBernstein

Advisory Agreement with BlackRock Investment Management LLC

Advisory Agreement with JPMorgan Investment Management Inc.

Advisory Agreement with Marsico

Multimanager Large Cap Core Equity Portfolio†	Management Agreement with AXA FMG Advisory Agreement with AllianceBernstein

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
Advisory Agreement with Janus Capital Management LLC Advisory Agreement with Thornburg Investment Management, Inc.

Multimanager Large Cap Value Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with AllianceBernstein

Advisory Agreement with Institutional Capital LLC

Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management)

Multimanager Mid Cap Growth Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with AllianceBernstein

Advisory Agreement with BlackRock Investment Management LLC

Advisory Agreement with Franklin Advisers, Inc.

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

Multimanager Mid Cap Value Portfolio†	Management Agreement with AXA FMG Advisory Agreement with BlackRock Investment Management LLC Advisory Agreement with Tradewinds Global Investors, LLC

Multimanager Multi-Sector Bond Portfolio†	Management Agreement with AXA FMG Advisory Agreement with PIMCO Advisory Agreement with Post Advisory Group, LLC Advisory Agreement with SSgA

Multimanager Small Cap Growth Portfolio†	Management Agreement with AXA FMG Advisory Agreement with BlackRock Investment Management LLC

Multimanager Small Cap Value Portfolio†

Management Agreement with AXA FMG

Advisory Agreement with BlackRock Investment Management LLC

Advisory Agreement with Franklin Advisory Services LLC

Advisory Agreement with Pacific Global Investment Management Company

Multimanager Technology Portfolio†	Management Agreement with AXA FMG Advisory Agreement with RCM Capital Management LLC Advisory Agreement with SSgA Advisory Agreement with Wellington

†	Collectively, the “Multimanager Portfolios.”

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each portion of the Portfolio advised by a different Adviser) as compared to a peer group and/or an appropriate benchmark; (3) the level of the Portfolio’s management and sub-advisory fees and expense ratios; (4) the costs of the services provided and profits realized by the Manager, each Adviser and their respective affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

With respect to the Multimanager Portfolios, the Board also considered these factors in the context of the overall objectives for the Portfolios, which include the following: (1) to offer a broad array of investment disciplines; (2) to provide performance over extended market cycles that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer a product to investors that provides access to Advisers that may not otherwise be available to many of the Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight of the Advisers through the Manager’s monitoring of compliance with performance, volatility and other stated objectives.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Manager, the Advisers and their respective affiliates. Information furnished specifically in connection with the renewal process included a report for each Portfolio prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as additional material prepared by management regarding each Portfolio. The Lipper reports compared each Portfolio’s expenses with those of other mutual funds deemed comparable to the Portfolio as selected by Lipper. The information prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees, advisory fees, expense ratios, expense limitation arrangements, investment performance (including performance information prepared by Lipper) and profitability information (including information regarding the profitability of the Manager’s operations with respect to the Trust overall, as well as on an individual Portfolio-by-Portfolio basis). In addition, the Manager and each Adviser provided separate materials describing the services provided, fees charged, the investment performance of each Portfolio and other matters.

The Independent Trustees met several times in advance of the meeting at which the Agreements were renewed, and several times in executive sessions during the meeting, to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to the contract renewal considerations.

While the Agreements for all of the Portfolios were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the renewal of the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and (where applicable) advisory fee was fair and reasonable and that renewal of each Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services.  The Board evaluated the nature, quality and extent of the overall services provided by the Manager and the Advisers and, where applicable, their respective affiliates to the Portfolios. In addition to the investment performance and expense information discussed later, the Board considered the responsibilities of the Manager and each Adviser to each Portfolio and the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. With respect to the Manager, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers for the Multimanager Portfolios, oversight of the selection of investments by Advisers for the Multimanager Portfolios, the selection of investments for certain Portfolios or portions thereof (including the Allocation Portfolios and Target Allocation Portfolios), oversight of compliance with the Portfolios’ investment objectives and policies, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios or portions thereof that it manages directly, as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for its allocated portion(s) of the Portfolio(s) it advises, subject to the oversight of the Manager, placing all orders for the purchase and sale of investments for each of the allocated portions it advises with brokers or dealers and performing certain related functions. The Board also reviewed information regarding each Adviser’s investment process, the background of each portfolio manager of each Adviser who provides services to the Multimanager Portfolios and the general method of compensation for the portfolio managers.

The Board’s opinion regarding the nature, quality and extent of services also was based, in part, upon periodic reports furnished to the Board regarding the services provided by the Manager and the Advisers, including reports showing, among other things, that the Manager and the Advisers had consistently complied with the investment policies and restrictions for each Portfolio. The Board also noted the extent of the benefits provided by the Manager’s family of funds, including the wide range of Portfolios, Advisers and investment styles offered through the fund family. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies, including a report by an independent portfolio trading analytical firm. The Board also took into account the quality of the administrative, investor servicing and distribution services provided to the Portfolios by the Manager and its affiliates. The Board also considered the overall performance of, and actions taken by, the Manager and the Advisers in response to recent market events, including actions taken in response to increased market volatility. Based on its review, the Board determined that the nature, quality and extent of the services provided by the Manager and each Adviser were appropriate for the Portfolios in light of their investment objectives and, thus, supported a decision to approve the Agreements.

Performance.  As discussed further below, the Board also received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. For Portfolios that had undergone a change of Advisers or investment policies, the Board also considered important the performance of the Portfolio since the date of any such change. In addition, the Board considered the performance of the allocated portions of each Multimanager Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board took into consideration that the Lipper quartile information reflected the investment performance of each Portfolio’s Class B shares, which have higher expense ratios, and therefore lower performance, than the Class A shares. With respect to the benchmark performance comparisons for the Allocation and Target Allocation Portfolios, the Board considered Portfolio performance relative to the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) for those Portfolios with the majority of their assets allocated to fixed income securities and the S&P 500 Index for those Portfolios with the majority of their assets allocated to equity securities.

Allocation Portfolios

With respect to the performance of each Allocation Portfolio, the Board considered the following, among other information: (i) the AXA Aggressive Allocation and AXA Moderate-Plus Allocation Portfolios each outperformed the S&P 500 Index over the long-term for the since inception period ended May 31, 2011 and ranked above the median for its Lipper peer group for the one-year period ended on that date, but underperformed the benchmark for the one-, three- and five-year periods ended May 31, 2011 and ranked below the median for its Lipper peer group for the three- and five-year periods ended on that date; (ii) the AXA Conservative Allocation and AXA Conservative-Plus Allocation Portfolios each outperformed the Aggregate Bond Index for the one-year period ended May 31, 2011 and the AXA Conservative-Plus Allocation Portfolio ranked above the median for its Lipper peer group for the one-year period ended on that date, but each underperformed the benchmark for the three-year, five-year and since inception periods ended May 31, 2011 and ranked below the median for its Lipper peer group for the three- and five-year periods ended on that date, with the AXA Conservative Allocation Portfolio also ranking below the median for its Lipper peer group for the one-year period ended May 31, 2011; and (iii) the AXA Moderate Allocation Portfolio outperformed the S&P 500 Index for the three- and ten-year periods ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one-year period ended on that date, but underperformed the benchmark for the one- and five-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three-, five- and ten-year periods ended on that date.

The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board and the Manager discussed the performance of each Portfolio in detail and the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark as well as actions being taken to enhance each Portfolio’s performance. Based on the foregoing, the Board determined that each Portfolio and its shareholders would benefit from the Manager’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of each Target Allocation Portfolio, the Board considered that each Portfolio underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2011 (except for the Target 2045 Allocation Portfolio, which outperformed its benchmark for the one-year period ended on that date), and that each Portfolio’s performance ranked above the median relative to its Lipper peer group for the one-year period ended May 31, 2011 and below the median relative to its Lipper peer group for the three-year period ended May 31, 2011. The Board, however, factored into its evaluation of each Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of peer groups that include funds that may allocate their assets between equity and debt securities in different percentages over time and among other asset classes. The Board and the Manager discussed the performance of each Portfolio in detail and the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark as well as actions being taken to enhance the Portfolio’s performance. Based on the foregoing, the Board determined that each Portfolio and its shareholders would benefit from the Manager’s continued management of the Portfolio.

Multimanager Portfolios

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail and, where applicable, the reasons for a Portfolio’s or allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and Advisers had taken to address a Portfolio’s or allocated portion’s performance, including any changes or additions to the Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. The Board also considered the following information, among other factors:

Multimanager Aggressive Equity Portfolio: The Portfolio outperformed its benchmark for the one-year period ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one-year period ended on that date, but underperformed the benchmark for the three-, five- and ten-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three-, five- and ten-year periods ended on that date.

Multimanager Core Bond Portfolio: The Portfolio outperformed its benchmark for the three-year period ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the three- and five-year periods ended on that date, but underperformed the benchmark for the one-year, five-year and since inception periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the one-year period ended on that date.

Multimanager International Equity Portfolio: The Portfolio ranked above the median relative to its Lipper peer group for the one-year period ended May 31, 2011, but underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three- and five-year periods ended May 31, 2011. The Board also considered that the Manager had recommended at the meeting, and the Board had approved, the replacement of an underperforming Adviser for a portion of the Portfolio’s assets and the appointment of a new Adviser to advise that portion of the Portfolio to improve the Portfolio’s overall performance.

Multimanager Large Cap Core Equity Portfolio: The Portfolio ranked above the median relative to its Lipper peer group for the one- and five-year periods ended May 31, 2011, but underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2011 and ranked below the median for its Lipper peer group for the three-year period ended on that date.

Multimanager Large Cap Value Portfolio: The Portfolio outperformed its benchmark for the five-year period ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one- and five-year periods ended on that date, but underperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three-year period ended on that date.

Multimanager Mid Cap Growth Portfolio: The Portfolio’s performance ranked above the median relative to its Lipper peer group for the one-year period ended May 31, 2011, but ranked below the median relative to its Lipper peer group for the three- and five-year periods ended May 31, 2011 and underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended on that date.

Multimanager Mid Cap Value Portfolio: The Portfolio outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one-, three- and five-year periods ended on that date, but underperformed its benchmark for the since inception period ended May 31, 2011. The Board also considered that the Manager had recommended, and the Board had approved, the recent appointment of two new Advisers to replace underperforming Advisers in an effort to improve the Portfolio’s overall performance and that the Portfolio’s performance had improved since those changes were implemented.

Multimanager Multi-Sector Bond Portfolio: The Portfolio underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended on that date, but had improved performance for more recent periods and had outperformed its benchmark for the one-year period ended May 31, 2011.

Multimanager Small Cap Growth Portfolio: The Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three-, five- and ten-year periods ended on that date, but had improved its performance relative to its Lipper peer group, ranking above the median for the one-year period ended May 31, 2011. The Board also considered that the Manager had recommended, and the Board had approved, the recent appointment of three new Advisers to replace underperforming Advisers in an effort to improve the Portfolio’s overall performance and that the Portfolio’s performance had improved since those changes were implemented.

Multimanager Small Cap Value Portfolio: The Portfolio underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three-, five- and ten-year periods ended on that date, but had improved performance for more recent periods and had outperformed its benchmark for the one-year period ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one-year period ended on that date. The Board also considered that the Manager had recommended, and the Board had approved, the recent appointment of a new Adviser to replace an underperforming Adviser in an effort to improve the Portfolio’s overall performance and that the Portfolio’s performance had improved since that change was implemented.

Multimanager Technology Portfolio: The Portfolio outperformed its benchmark for the one-year and since inception periods ended May 31, 2011 and ranked above the median relative to its Lipper peer group for the one-year period ended on that date, but had underperformed its benchmark for the three- and five-year periods ended May 31, 2011 and ranked below the median relative to its Lipper peer group for the three- and five-year periods ended on that date.

Based on its review and the explanations and undertakings provided by the Manager and the Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its shareholders would benefit from the Manager’s and the relevant Adviser’s continued management of the Portfolio.

Comparative Expenses.  The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the services provided by the Manager and Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the actual management fee and expense ratios of the Portfolio in comparison with those of other funds in its expense group. The Lipper investment management fee analysis includes within such fee any separate administrative fees. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2010, and the Lipper expense ratios are shown for Class A and Class B shares of the relevant Portfolio. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

Allocation Portfolios.  The Board considered that the contractual management fee for each Allocation Portfolio was above the median for its Lipper peer group. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that, as a result of these waivers and reimbursements, the net management fee of each Portfolio (except the AXA Aggressive Allocation Portfolio) was lower than the contractual fee and that the net management fee of the AXA Conservative Allocation Portfolio was at the median for its Lipper peer group. The Board also considered that, although the actual expense ratios (excluding fees and expenses of other investment companies in which a Portfolio invests) for each Portfolio’s Class B shares were above the median for the Portfolio’s peer group, the actual expense ratios (excluding fees and expenses of other investment companies in which a Portfolio invests) for each Portfolio’s Class A shares were at or below the median for the Portfolio’s peer group. The Board further considered that, in connection with the Board’s consideration of the annual renewal of the management and administration agreements for the Allocation Portfolios at the Board meeting held on July 7-8, 2010, the Manager had agreed to add breakpoints to each Allocation Portfolio’s contractual management fee schedule and administration fee schedule and to reduce the amount of the flat fee portion of the administration fee for each Allocation Portfolio, effective August 1, 2010, and that the Allocation Portfolios were continuing to realize savings from those fee reductions. In addition, the Board considered the nature, quality and extent of the services provided by the Manager to the Allocation Portfolios, including the resources devoted to Portfolio compliance. Based on its review, the Board determined that the Manager’s management fee for each Allocation Portfolio is fair and reasonable.

Target Allocation Portfolios.  The Board considered that each Portfolio’s contractual management fee was above the median for its Lipper peer group. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s expense ratios did not exceed certain levels as set forth in the prospectus, and that as a result of these waivers and reimbursements the net management fee of each Target Allocation Portfolio was lower than the contractual management fee and, with respect to the Target Allocation 2035 Portfolio and Target Allocation 2045 Portfolio, below the median for its Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which each Portfolio invests) for each Portfolio’s Class A and Class B shares were above the median for the Portfolio’s peer group. The Board further considered that, in connection with the Board’s consideration of the annual renewal of the administration agreements for the Target Allocation Portfolios at the Board meeting held on July 7-8, 2010, the Manager had agreed to add breakpoints to each Target Allocation Portfolio’s contractual administration fee schedule and to reduce the amount of the flat fee portion of the administration fee for each Target Allocation Portfolio, effective August 1, 2010, and that the Target Allocation Portfolios were continuing to realize savings from those fee reductions. In addition, the Board considered the nature, quality and extent of the services provided by the Manager to the Target Allocation Portfolios, including the resources devoted to Portfolio compliance. Based on its review, the Board determined that the Manager’s management fee for each Target Allocation Portfolio is fair and reasonable.

Multimanager Portfolios.  The Board considered that the contractual management fee and actual expense ratios for each Multimanager Portfolio generally were higher than the median contractual management fee and actual expense ratio for the particular Portfolio’s Lipper peer group (except for the contractual management fee for the Aggressive Equity Portfolio and the actual expense ratios of the Class A shares of the Aggressive Equity, Core Bond, International Equity, Multi-Sector Bond, Mid Cap Growth, Small Cap Growth, Small Cap Value, and Technology Portfolios, which were the same as or below the median for their respective Lipper peer groups). The Board determined, however, that the higher contractual management fees and expense ratios were consistent with the higher costs and greater complexity associated with multi-manager funds and generally with the higher contractual median management fees and expense ratios of other multi-manager funds. The Board considered the nature, quality and extent of the services provided by the Manager to the Multimanager Portfolios, including the resources devoted to Portfolio compliance. The Board also considered that, in connection with the Board’s consideration of the annual renewal of the administration agreements at the Board meeting held on July 7-8, 2010, the Manager had agreed, effective August 1, 2010, to reduce the contractual administration fee for the Multimanager Portfolios by eliminating the flat fee portion of the administration fee that is payable by each allocated portion of a Multimanager Portfolio and by eliminating entirely the flat fee portion of the administration fee for each Multimanager Portfolio with total assets in excess of $5 billion (determined annually) and that the Multimanager Portfolios were continuing to realize savings from that fee reduction. The Board also noted that each Multimanager Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase, and that, with respect to the Core Bond Portfolio, the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the Portfolio’s expense ratios did not exceed certain levels as set forth in the Portfolio’s prospectus. In connection with its deliberations regarding the renewal or approval of the Advisory Agreements for the Multimanager Portfolios, the Board also examined the advisory fees paid with respect to each Portfolio in light of the fees paid by similar portfolios and accounts advised by each Adviser. Based on its review, the Board determined that the Manager’s management fee and each Adviser’s sub-advisory fee for each Multimanager Portfolio is fair and reasonable.

Profitability and Costs.  The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed Portfolio profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2010, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted Securities and Exchange Commission rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held asset managers (including asset managers that are similar to the Manager), broken down to the extent practicable to show profitability from management operations exclusive of distribution expenses and profitability, including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, which is affiliated with the Manager, serves as the underwriter for the Trust and receives payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the Allocation Portfolios and Target Allocation Portfolios invest in other portfolios managed by the Manager and that may be advised by an Adviser that is affiliated with the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliates. The Board also noted that the Manager’s affiliated insurance companies, as the depositors of the Portfolios’ shareholders (insurance company separate accounts investing in the Portfolios), receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates. Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

With respect to the Multimanager Portfolios, the Manager advised the Board that it does not regard Adviser profitability as significant to an evaluation of the Advisory Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends primarily upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanations in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager and not the Portfolio. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion(s) of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale.  The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which any such scale economies are shared. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that economies of scale are shared with the Multimanager Portfolios and their shareholders through (i) management and administration fee breakpoints so that as the Portfolios grow in size, their effective fee rates decline or (ii) reinvestments made by the Manager that improve the nature and quality of services provided to the Portfolios. In addition, the Board considered that, in connection with the Board’s consideration of the annual renewal of the management and administration agreements for the Portfolios during the July 2010 Board meeting, the Manager had agreed to implement, effective August 1, 2010, management and administration fee reductions for the Portfolios, as described above. The Board also believed that the asset sizes of the Target Allocation Portfolios, which are among the Trust’s smallest Portfolios, generally did not afford economies of scale. The Board also noted that the Manager was subsidizing the expenses of each Target Allocation Portfolio and that, as a result of the waivers and reimbursements, each Target Allocation Portfolio’s actual management fee was below its contractual fee and in certain cases below the median for its Lipper peer group. Thus, the Board concluded that the Portfolios were realizing economies of scale under the management fee schedules.

PROXY VOTE RESULTS (UNAUDITED)

A special meeting of the shareholders of AXA Premier VIP Trust (“Trust”) was held on November 28, 2011 to vote on the following proposal:

•	Approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class A Shares of each Portfolio of the Trust.

The voting results of this proposal are as follows:

Fund Name	Shares Represented at the Meeting	Votes in Favor of the Proposal	Votes Against the Proposal	Votes Abstained
Multimanager Aggressive Equity	33,856,852.042	24,683,379.091	7,488,381.484	1,685,121.467
Multimanager Core Bond	3,312,174.463	3,185,921.287	73,525.062	52,728.114
Multimanager International Equity	1,281,712.544	1,145,522.718	119,277.699	16,912.127
Multimanager Large Cap Core Equity	1,474,192.390	1,233,258.598	220,943.614	19,990.178
Multimanager Large Cap Value	3,279,156.137	2,401,368.272	866,017.704	11,770.161
Multimanager Mid Cap Growth	1,461,593.200	1,395,017.190	60,136.236	6,439.774
Multimanager Mid Cap Value	1,510,214.610	1,356,040.899	122,164.657	32,009.054
Multimanager Multi-Sector Bond	59,372,032.233	43,715,982.556	12,419,499.662	3,236,550.015
Multimanager Small Cap Growth	8,828.536	8,828.536	0.000	0.000
Multimanager Small Cap Value	1,199,846.165	1,026,639.685	121,725.517	51,480.963
Multimanager Technology	953,858.180	482,137.825	407,971.614	63,748.741
AXA Conservative Allocation	3,184,561.808	2,068,517.933	1,073,779.147	42,264.728
AXA Conservative-Plus Allocation	6,303,849.157	4,330,286.378	1,826,280.909	147,281.870
AXA Moderate Allocation	205,979,218.597	155,706,651.310	38,528,038.115	11,744,529.172
AXA Moderate-Plus Allocation	31,556,863.638	21,539,606.096	8,603,974.648	1,413,282.894
AXA Aggressive Allocation	11,631,867.090	7,780,544.659	3,279,495.298	571,827.133
Target 2015 Allocation	4,739,273.311	3,648,138.552	974,511.711	170,623.048
Target 2025 Allocation	5,297,400.513	3,924,909.968	1,234,158.244	138,332.301
Target 2035 Allocation	2,063,626.562	1,481,593.125	456,646.219	125,387.218
Target 2045 Allocation	723,268.373	513,348.273	143,049.762	66,870.338

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2011, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation	8.72%	$142,705	$1,750,556	$39,769,830
AXA Conservative-Plus Allocation	15.70	321,142	2,307,437	42,665,670
AXA Moderate Allocation	17.17	2,604,151	31,875,926	241,896,745
AXA Moderate-Plus Allocation	26.39	3,786,797	46,111,662	290,891,514
AXA Aggressive Allocation	40.99	1,342,155	16,180,089	81,777,719
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	0.24	—	—	75,461,481
Multimanager International Equity	0.74	1,881,058	22,301,112	—
Multimanager Large Cap Core Equity	100.00	—	—	—
Multimanager Large Cap Value	95.67	—	—	—
Multimanager Mid Cap Growth	—	—	—	—
Multimanager Mid Cap Value	—	—	—	—
Multimanager Multi-Sector Bond	—	—	—	—
Multimanager Small Cap Growth	—	—	—	—
Multimanager Small Cap Value	100.00	—	—	—
Multimanager Technology	—	—	—	—
Target Allocation 2015	26.35	13,794	188,750	1,051,517
Target Allocation 2025	41.02	18,758	256,661	496,858
Target Allocation 2035	53.10	13,308	182,091	304,654
Target Allocation 2045	66.56	7,074	96,632	194,659

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (53)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group (“FMG”); since July 2004, a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	83	None

*	Affiliated with the portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise LLC, a private equity market investment firm.	20	From 2002 to present, director of Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.); from 2005 to present, director of Jones Apparel Group, Inc.
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	20	From 2007 to present, Independent Lead Director of The Merger Fund; from 1998 to present, Director of Ayco Charitable Foundation.
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (55)	Lead Independent Trustee	Since March 2010; Trustee from November 2001 to March 2010	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed-income portfolios for institutional clients.	20	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	20	None

*	Affiliated with the portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust.

Qualifications and Experience

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Steven M. Joenk — Mr. Joenk has a background in the financial services industry; senior management experience with multiple insurance companies, investment management firms and investment companies; multiple years of service as officer, Trustee and Chairman of the Trust and other registered investment companies.

Gerald C. Crotty — Mr. Crotty has a background in the financial services industry; business management experience, including chief executive and chief operating officer experience, with multiple years of service as a Trustee of the Trust and as a director of publicly-traded operating companies; multiple years of executive experience with a publicly-traded operating company and private equity investment firm; and legal and governmental experience.

Barry Hamerling — Mr. Hamerling has a background in the financial services industry; business management experience, including chief executive officer experience, with multiple years of service as a Trustee of the Trust and another registered investment company; and prior executive experience with a financial consulting firm.

Cynthia R. Plouché — Ms. Plouché has a background in the financial services industry; business management experience with multiple years of service as a Trustee of the Trust; and multiple years of executive experience as a chief investment officer and portfolio manager with investment management firms.

Rayman L. Solomon — Mr. Solomon has a legal and higher education background, including executive management experience as Dean of the Rutgers School of Law — Camden and Associate Dean of Northwestern University School of Law; and multiple years of service as a Trustee of the Trust.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, or AXA Distributors, LLC. The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (53)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Equitable FMG; since July 2004, a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Brian E. Walsh 1290 Avenue of the Americas New York, NY (44)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, NY (41)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable FMG. From August 2005 to June 2007, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial FMG.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (56)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, NY (37)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (36)	Vice President and Assistant Secretary	From May 2008 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP.
Gariel Nahoum, Esq. 1290 Avenue of the Americas, New York, New York 10104 (29)	Vice President and Assistant Secretary	From September 2011 to present	From September 2011 to present, Vice President, Secretary and Counsel of FMG LLC; from August 2011 to present, Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP; graduate, Hofstra Law School, magna cum laude, May 2008.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (50)	Senior Vice President	From June 2010 to present	From May 2011 to present, Senior Vice President of FMG, LLC; from February 2011 to present, Vice President, AXA Financial; from November 2001 to June 2007, Treasurer of the Trust; from December 2002 to June 2007, Chief Financial Officer of the Trust; from July 2004 to June 2007, Director, Enterprise Capital Management, Inc. from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Richard Guinnessey 1290 Avenue of the Americas New York, NY 10104 (48)	Vice President	From March 2010 to present	From September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
James Kelly 1290 Avenue of the Americas New York, NY (43)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord, Abbett & Co. LLC
Carla M. Byer 1290 Avenue of the Americas New York, New York 10104 (35)	Assistant Treasurer	From December 2006 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (37)	Assistant AML Compliance Officer	From December 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to present, Associate Compliance Officer, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas New York, New York 10104 (33)	Assistant Controller	From February 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas New York, New York 10104 (37)	Assistant Controller	From February 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (40)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2011: $590,896 and fiscal year 2010: $1,043,736

(b)	Audit-Related Fees for fiscal year 2011: $76,425 and fiscal year 2010: $66,508

(c)	Tax Fees for fiscal year 2011: $202,302 and fiscal year 2010: $221,961

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2011: $0 and fiscal year 2010: $0

All other fees include amounts related to review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. With respect to audit fees, the audit committee also pre-approves an additional amount above the pre-approved amount to allow for unanticipated scope extensions and overruns. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment. The audit committee chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2011: $6,436,997
For fiscal year 2010: $5,906,097

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed- End Management Investment Companies

Not applicable.

Item 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, Trustee,
President and Chief Executive Officer
March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, Trustee,
President and Chief Executive Officer
March 1, 2012

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 1, 2012